EXHIBIT 10.33


           AMENDMENT TO LEASE AGREEMENT DATED October 31, 1996 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
      ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC
               FOR EQUIPMENT INSTALLED IN LOS ANGELES, CALIFORNIA


Effective December 2, 1997, the following sections of said Lease Agreement are amended as follows:

1.       Section 3:
         The term of the lease  changed from sixty,  (60) months to  sixty-three
         (63) months.

2.       Section 5(a):

         The number of consecutive monthly installments of rent for the Equipment is changed from sixty (60) months to sixty -three (63) months.

TELECOMMUNICATIONS FINANCE GROUP               ATHENA INTERNATIONAL
                                                LTD. LIABILITY CO.
                                               DBA ATHENA INTERNATIONAL, LLC

By:                                            By: /s/ KEVIN H. POLLARD
  ------------------------------                  -----------------------------

                                                   PRESIDENT & CEO
--------------------------------               --------------------------------
  Authorized Representative                            (Name & Title)

Date Signed:                                   Date Signed: MARCH 2, 1998
           ---------------------                          ---------------------

                             SCHEDULE 1 OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)

                              EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of October 31, 1996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC, as Lessee, are described below and in the attached equipment list(s):

Equipment List
Number                     Description                                     Amount
--------------             ------------                                    ------
DCO-681161                 USED 1152 PORT EQUIPPED AND WIRED              $368,950.00
                           RELEASE 12.1; BASIC SS-7 WITH 800
                           PORTABILITY; SS-7 SPARES; POWER SYSTEM;
                           UPGRADE TO RELEASE 14.0; DE-INSTALL AT
                           CALGARY, PACK; RGL EXPANSION
                           INCLUDING INSTALLATION
                           FREIGHT                                           1,958.98

TFG-97245                  ADDITION I                                      298,421.49

TFG-97278                  ADDITION II                                     185,473.75

TFG-98016                  ADDITION III                                     22,777.76
                                                                           ----------
                                               TOTAL                      $877,581.98
                                               =====                      ===========

The above described equipment installed at:

800 West Sixth Street, Los Angeles, California 90017

                                          ACCEPTED BY: /s/ KEVIN H. POLLARD
                                                       ------------------------
                                          DATE:     March 2, 1998
                                               --------------------------------

                                               Dated:          October 31, 1996
                                               Revised:        June 2, 1997
                                               Revised:        August 29, 1997
                                               Revised:        February 26, 1998

EQUIPMENT LIST # TFG-98016                             DATED: February 26, 1998

COMPANY: ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC SITE LOCATION: LOS ANGELES. CALIFORNIA
ADDITION:      III

PART NO/DESCRIPTION                                  QUANTITY           AMOUNT
-------------------                                  --------           ------
      STN

RESTRUCTURE CHARGES                                                   $22,777.76
                                                                      ----------
                                              TOTAL                    22,777.76
                                              =====                   ==========

EQUIPMENT LIST # TFG-97278                               DATED: August 29, 1997

COMPANY: ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC SITE LOCATION: LOS ANGELES, CALIFORNIA
ADDITION:      II

PART NO/DESCRIPTION                                  QUANTITY           AMOUNT
-------------------                                  --------           ------
    SSC

DTF-02 960 PORT ADDITION WITH ISDN,
PER  DCO.710014, ISSUE 2, DATED  06/24/97;
ISDN TRANSPORT SOFTWARE; SERVICE
CUA WITH BASI'S; ISDN SPARE PWBAS;
DIU PWBA (2) INCLUDING INSTALLATION
(S.O.#071568) AS FOLLOWS:

       MATERIAL                                       1 LOT           89,242.00
       SOFTWARE                                       1 LOT           10,000.00
       INSTALLATION                                                   11,340.00
       FREIGHT                                                         3,774.75

REAL TIME ANI FEATURE #823435 (S.0. #071804)
AS FOLLOWS:
       SOFTWARE RTU                                   1 LOT            26,667.00

ONE PAIR OF A. LINKS FEATURE #003069
(S.O.#072727) AS FOLLOWS:
         SOFTWARE                                     1 LOT             6,895.00
         SCAT                                                             330.00

RELEASE 15.0 UPGRADE PER DCO-710024,
ISSUE 1, DATED 04/08/97 (S.O.#072810)
AS FOLLOWS:
         MATERIAL                                     1 LOT            25,000.00
         INSTALLATION                                                   5,000.00

ONE A LINK PAIR (S.O.#073211) AS FOLLOWS:
         SOFTWARE                                     1 LOT             6,895.00
         SCAT                                                             330.00
                                                                     -----------
                                                  TOTAL              $185,473.75
                                                  =====              ===========

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE: LOS ANGELES, CA

PART NUMBER            DESCRIPTION                                 QTY
-----------            -----------                                 ---
                               ITEM 01

                       CMF-00 CCS-02
                       -------------
822068-812             Diag. Grading Panel                           1
822003.596A            PWBA, (2W) SI HDI                             4
822002.526             PWBA, TSI PGH I/F                             4
207800.482             Cable Assembly (TSI/PGH)                      4
522005.546A            PWBA, (2W)TPPO HOl                            2
822006-566A            PWBA, TPP1                                    2
822017-555A            FWBA, TPP2                                    2

                       DTF-02
                       ------
817577SO0A             MG Basic DTF Assembly
817577.901A            MG, DS1 Hos1 CUA                              5
817577-902A            MG, Basics PVVBAS DS1 CUA                     5
207600-225A            Frame Weldment                                1
207800-079A            Pkg Assy Front Door Mtg Hardware              1
207800-080A            Pkg Assy Rear Door Mtg Hardware               1
207600.158A            Door Assembly, Right IIO                      2
207600-159A            Door Assembly, Left IIO                       2
817577-92D             Cable Tie Assy                                6
817560-626A            PWBA, (2VV) TIF                              40
817577-917A            MF Fan Assy w/Alarm                           1

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE: LOS ANGELES, CA

PART NUMBER            DESCRIPTION                                 QTY
-----------            -----------                                 ---
                             ITEM 01 (Cont.)

                       OTF-02 (Cont.)
                       ------
817743-518             CUA, DIU                                      1
207800-539             Package Assy, DIU Mtg                         1
817564-048             PWBA (2W) DS-1 Power Supply                   2
817744-026             PWBA Div Terminator                           2
207630-042             Shield Assembly                               1
817742-536             PWBA (2W) DIU                                 2

                       PRT-00
                       ------
817576-938             Mod Group, Circuit Breaker                    2

                       Miscellaneous

DSX-DR19               Cross Connect Panel                           2
DOC-ADD                Additions Documentation                       1

                            ITEM 01A

                       ISDN Transport
                       --------------
827010                 ISDN Transport                                1

SIEMEN
STROMBERG, CARLSON

INSTALLATION SITE: LOS ANGELES, CA

PART NUMBER            DESCRIPTION                                 QTY
-----------            -----------                                 ---
                              ITEM 02
                       LTR-00  MG
                       ----------
814574-992             MG Service Circuit CUA                       1
814574.-995            PWBA Mod Group Basic PWBA                    1
207800-720             PWBA Guide                                   1
814742-536             PWBA, DTMF Rec                               5
814742-575             PWBA. (1W) DTMF Rec Foc                      3
814571-766             FW8A (1W) Receive:/NACT/EVACT TMF Rec        3
814695-556             PWBA (1W) DTMF Dig. Sender                   2
814572.575             PWBA (1W) DIG Sender TMF                     2

NOTE: Requirements for additional Service Circuits are based upon SS7 usage in the office. This CUA could mount in LTF,00 CUA posn. 01

                              ITEM 03

                       ISDN Soare-PWBAS
                       ----------------
817564.046             PWBA (2W) DS-1 Power Supply                 1
817744-025             PWBA, Div Terminator                        1
207830-042             Shield Assembly                             1

                               ITEM 04

                       ISDN PWBA
                       ---------
817742-536             PWBA (2W) DIU                               1

EQUIPMENT LIST # TFG-97245                         DATED: June 2, 1997
COMPANY: ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC SITE LOCATION: LOS ANGELES, CALIFORNIA
ADDITION:      I

PART NO./DESCRIPTION                          QUANTITY                   AMOUNT
--------------------                          --------                   ------
         SS-C
A  FULLY  EQUIPPED  DTF-02  FRAME
(1152 PORTS) PER  DCO.681162,  ISSUE
1, DATED 09/17/96 (S.O.#071175) AS
FOLLOWS:
    MATERIAL                                    1 LOT                  $72,307.00
    INSTALLATION                                                        10,200.00
    FREIGHT                                                                 24.05
765 AMP HOUR  BATTERY PART  #4-DAV85-19
WITH 1200 AMP HOUR CHARGER PER DCO-
710000, ISSUE 01, DATED 10/28/96;  2 EJH
PROCESSORS;  1 SPARE EJH PROCESSOR;
200 AMP  DISTRIBUTION  PANEL  WITH BUS
BAR,  CABLES  AND 10-10 AMP  BREAKERS
(S.O.#071800) AS FOLLOWS:
     MATERIAL                                   1 LOT                   52,773.00
     INSTALLATION                                                       12,200.00
     FREIGHT                                                               895.48
A HENDRY FUSE PANEL PER DCO-710009,
ISSUE 02, DATED 12/06/96 (S.O.#071983)
AS FOLLOWS:
     MATERIAL                                   1 LOT                    1,732.00
     INSTALLATION                                                        2,200.00
     FREIGHT                                                                78.50
     THIRD PARTY VENDOR- ACTION TELCOM
PRIMARY SYSTEM; SECONDARY SYSTEM; AVAS
SYSTEM; TCP/P PACKAGE; NETPLAN PACKAGE;
REMOTE COMMUNICATIONS PACKAGE; BASIC
AGGRAGATOR PACKAGE; INSTALLATION;
TRAINING (SEE ATTACHED EQUIPMENT LIST)          1 LOT                  111,650.00
     THIRD PARTY VENDOR - TELLABS
81.2571/32MS T1 ECHO CANCELLER                  8                       17,655.00
FREIGHT                                                                      8.58
81.0257D/23" ECHO CANC MTG ASSY                 1                          836.00
FREIGHT                                                                     11.88
         THIRD PARTY VENDOR. TTC
EQUIPMENT AS FOLLOWS:                           1 LOT                   15,807.00
CENTRAL OFFICE TESTING PKG, S/N 10347           1
RACK MOUNT, 19", 1402                           1
RACK MOUNT ( 19") FOR 41934                     1
CABLE. BANTAM TO BANTAM 10'                     4
FREIGHT                                                                     43.00
                                                                            -----
                                    TOTAL                             $298,421.49
                                    =====                             ===========

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE: LOS ANGELES, CA

PART NUMBER                 DESCRIPTION                              QTY
-----------                 -----------                              ---
                                     ITEM 01

                            DTF-01
                            ------
817577-900                  Frame M/G                                  1
817577-901                  MG, DS-1 Host CUA                          6
817557-902                  MG, DS-1 Basic PVVBA's                     6
207600-225                  Frame Weldment                             1
207800-079                  Package Assembly Front Door Mtg Hdw        1
207800-080                  Package Assembly Rear Door Mtg Hdw         1
207600-158                  Door Assembly, Right I/O                   2
207600-159                  Door Assembly, Left I/O                    2
207600-721                  PVVBA Guide                                6
817560-606                  PWBA, T1 Interface                        48
817577-917                  MG Blower w/Fan Alarm, Base                1

                            CMF-00, CCS-01
                            --------------
822068-811                  Diag. Grading Panel                        1
822003-596A                 PVVBA, (2W) TSI HDI                        4
822002-526                  PVVBA, TSI PGH I/F                         4
207800-482                  Cable Assembly (TSI/PGH)                   4
822005-546A                 PWBA, (2W) TPP0 HDI                       20
822006-566A                 PVVBA, TPP1 (For Addition)                 2
822017-556A                 PWBA, TPP2 (For Addition)                  2

SIEMENS
STROMBERG, CARLSON

INSTALLATION SITE: LOS ANGELES, CA

PART NUMBER                 DESCRIPTION                              QTY
-----------                 -----------                              ---
                                  ITEM 01 ( Cont.)

                            PRT-00
                            ------
817576-938                  Mod Group, Circuit Breaker                2

                            Miscellaneous
                            -------------
DSX-DR19                    Cross Connect Panel                       2
DOC-ADD                     Additions Documentation                   1

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE: LOS ANGELES, CA

                                                             ITEM 01

PART NUMBER                 DESCRIPTION                              QTY
-----------                 -----------                              ---
                            Miscellaneous
                            -------------
203352-600                  OEM Equipment, Fuse Panel                  1
020785-086                  100' Red Power Cable                       1
020785-065                  100' Black Power Cable                     1

                            Documentation
                            -------------
DOC-ADD                     Additions Documentation                    1


NOTE: The ADC Cross Connect Panel and Hendry Fuse Panel must be ordered for 23' mounting.

--------------------------------------------------------------------------------
              EQUIPMENT LIST AND WARRANTY INFORMATION ON NAMS SALE
--------------------------------------------------------------------------------

CUSTOMER: ATHENA                                       PROJECT CODE: 9205

BUSINESS OFFICE ADDRESS:

BUSINESS OFFICE PHONE#: VOICE: (   )                 FAX: (   )

SITE LOCATION: Los Angeles

SITE ADDRESS: 800 W. 11th St. Ste 380, Los Angeles, CA, 10017

SITE PHONE#: VOICE: (213)622-4977 FAX: (   )           NAMS: (   )

SWITCH TECH: Wayne Carey

SYSTEM NAME:

PURCHASE DATE:     STARTUP DATE:                 WARRANTY END DATE:

PRIMARY SYSTEM EQUIPMENT:    Name:                    Password:

---------------------------------------------------------------------------------------------
Key   Make               Model             Serial #           I/O        IRQ     ADDR    STKI
---------------------------------------------------------------------------------------------
PC    ACER 9000          P/N 91AA984003    1900047309
KB    ACER PS2           6311-k            K6367171828P
MON   ACER 34T UVGA      71~4T             M3TP64711536
VC    AII  Built-In      MacH64            215CT22200                      9
HDC   Adaptec Built-In   AIC-7880P         722511             8400        11
HDC   MYLEX              DAC960PL          982139             8000        10     PCISLOT-1
HD    IBM 4gig Channel-1 74G7005           M1AG3B59925        mdac id=0          Tray-l-F/W~
HD    IBM4gig Channel-2~ DCAS-34330        B3A14326           mdacZid=0          Tray-5-F/W-
HD    IBM4gig Ch~nel-2-  DCAS-34330        B3A14421           mdac-id=l          Tray-6F/W
FD    Mitsumi    (1.44)  D359T5            3542754            3f2    6
TD    Tandberg           TDC-4222          42223862.          alad  2,           5-gig
SL1   Digi Host Ad.                        09527155                              F0000000
SL1   Digi Conc.         (1P)50000585      (S)E7702756        16-port            DB-25
X25   SWG                SGX               011311             300         15     D0000
PRN   Epson              LP-870            40Ul119747         3bc          7     /dev/lpo
NET   3COM               3C590             6GP14D256E         7000        14     PCISLOT-3-
SER   ACER               Built In                com          3f8          4
SER   ACER               Built In                com2.        3be          3
CD    NEC                CDR-222           5Z000214322        mdac      id=5
DIA   AVAS               D/21D             CG030890                        5     D2000
P/S   DELTA              DPS-350EB         Y2613001392                           352-watts

I/P   ADDRESS= 206.142.142.97
MEMORY- 64 meg
SPEED= 166 mhz

SOFTWARE:
-----------------------------------------------------------------------------------------------
 Key    Make                      License       License    License            Registration
                                  Number        Code       Data               Key
-----------------------------------------------------------------------------------------------
OS      SCO OpenServer            2DL091048     qwncovwn                      ezwzckaosk
        Enterprise Sys
-----------------------------------------------------------------------------------------------
OS      SCO Advanced              2DL090568     qonorjmn   k0;u1;mpyb07k;     hhosbhoebh
        File & Print
-----------------------------------------------------------------------------------------------
OS      SCO OpenServer            2DL083104     qbwdzhfc   g0;k;u10;msmlf48   ezwzckaosk
        User License
-----------------------------------------------------------------------------------------------

SOFTWARE:

-----------------------------------------------------------------------------------------------
Key     Make                      Serial #      Activation Key #           Version
-----------------------------------------------------------------------------------------------
NAMSI   ATC NAMS II
X25     Netcom II                 net26414      D094339ff                  4.5.4
COMM    Term                      CSU152134U3   gbldbich                   6.2
DB      Foxpro                                                             2.60
-----------------------------------------------------------------------------------------------

SECONDARY SYSTEM EQUIPMENT: Name:          Password:

-----------------------------------------------------------------------------------------------
Key   Make                      Model #               Serial #          I/O    IRQ  ADDR    STK
-----------------------------------------------------------------------------------------------
PC    ACER                      2133                  1900054811
KB    ACER                      6311-K                K6367031462P
MON   ACER                      7134T                 M3TP64712500
VC                              Built In
HDC   Adaptec                   Built In                                7400   11
IBM   2-gig                     DAC32160              11546H6125Z1M000001585        id=O
FD    Mitsumi (1.44)            D359T5                6K17MT0652        3f2     6
TD    Tandberg                  4220                  4226686
X25   SWG                       SGX                   D01307            300    15   D0000
NET   3COM                      3C590                 6GF1657997        7000   14
PRN                                                                             7  /dev/lp0
SER   ACER                      Built In                      coml      3f8     4
SER   ACER                      Built In                      com2      2f8     3

I/P ADDRESS= 206,142,142,96
MEMORY= 16 meg.....
SPEED= 133 mhz

SOFTWARE:

-----------------------------------------------------------------------------------------------
Key    Make           License         License          License                    Registration
                      Number          Code             Data                       Key
-----------------------------------------------------------------------------------------------
OS     SCO OpenServer 2DL08564        kybwynit                                    xzxzeqhghj
       Enterprise Sys
-----------------------------------------------------------------------------------------------
OS     SCO Advanced   2DL085160       gwrqfqor         k0;u1;mp8anw4              gttttqqobj
       File & Print
-----------------------------------------------------------------------------------------------
0S     SCO Openserver 2DL089298       qbwdzhkx         g0;k;u10;m14pzdk           qbhqqaakjj
       User License
-----------------------------------------------------------------------------------------------
      SOFTWARE:

-------------------------------------------------------------------------------
 Key    Make              Serial #         Activation Key #          Version
-------------------------------------------------------------------------------
NAMS   ATC NAMS II
X25    Netcom II          net26410         n901208fc                 4.5.4
COMM   Term               CSU151463U3      hehJak                    6.2

COMMUNICATIONS EQUIPMENT:

-------------------------------------------------------------------------------
 Key   Make                Model #                   Serial #
-------------------------------------------------------------------------------
DSU    DDC                 VRT-1 (Stat-Mux)          628439 (switch)
DSU    DDC                 VRT-1 (Stat-Mux)          628444 (billing office)

EASY   BRIDGE              3000                      9604AF6222 (switch)
EASY   BRIDGE              3000                      9606AF7075 (billing office)

Modem  Multitec            MT1932zDX (Primary)       4797703
Modem  Multitec            MT1932ZDX (Secondary)     4724938

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                        ITEM 01

PART NUMBER                DESCRIPTION                               QTY
-----------                -----------                               ---
                           Switching Equipment

                           Line Trunk Frame (LTF)
OCCSLTFFRM                 Line Trunk Frame                          1
814742-566                 Diagnostic Test Gen/Monitor               1
LTFDOORS                   LTF Doors, Front & Rear                   1
LINGRPCUA                  Line Group CUA (LTF)                      1
SLTFUTSCUA                 Trk/Svc Ckt CUA Grp                       1
SLTFUSCUA                  Svc Ckt CUA Grp                           4
814571-706                 Digital TMF Rcv.(2/PWBA)                 19
814572-576                 Digital Sender (TMF/SATT)                 6
814695-556                 Digital DTMF Sender                       6
814643-596                 Digital DTMF Receiver                    23
814742-576                 (FOC) Digital DTMF Receiver               4
814574-936                 2-Wire E&M Trunk PWBA                     2
814574-932                 Loop Trunk, Reverse Batt PWBA             I

                           Digital Trunk Frame (DTF)
OCCSDTFFP                  Digital Trunk Frame                       1
DTFDOORS                   DTF Doors, Front & Rear                   1
SDS1HSTCUA                 DS1 Host Ckt CUA                          6
817560-626A                T1 Interface PWBA                        48
817577-917A                Blower Assembly w/fan Alarm               1


681161CA/1:09/17/96                    1

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                        ITEM 01


PART NUMBER                DESCRIPTION                               QTY
-----------                -----------                               ---
                           Switching Equipment

                           Control & Maintenance Frame (CMF)
SCMFOCC12.1                Control & Maint Frame OCC 12.1             1
   CMFDOORS                CMF Doors, Front & Rear                    1
 822068-819                DLI Transfer                               1
 814635-086                PWBA Ring (N+I)                            1
 814721-666                Serial Line Unit PVVBA                     1
 822010-676                Disk Drive Assy                            2
 822010-656                Tape Drive                                 1
 817702-556                Traffic Measurement/Rec                    1
 817620-556                MSA PWBA                                   1
 814727-626                J2 Maintenance Processor                   1
 822010-606                Power & Alarm PWBA                   :     1
817680-606A                BMUX PWBA                                  1
822222-606A                DM-11                                      1
   TSlPWB17                TSI PWBA                                  4.
822702-536A                PXAM II - 4MB                              2
822727-696A                J-Processor (8MB)                          2
 814770-656                PXA Memory PWBA 1/Mbyte                    1
 TPPOPVVB17                TPP PWBA (Sectors 0, 1)                    1
    OCCSNCS                Sync Network Clock (Slave)                 1
 822718-596                Feature Processor (PWBA)                   2
 814095-626                Service Group Diag PWBA                    1


681161CA/1:09/17/96                     2

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                        ITEM 01

PART NUMBER                DESCRIPTION                               QTY
-----------                -----------                               ---
                           Switching Equipment

                           Control & Maintenance Frame(CMF)(CONT)
OCCTAPE                    Tape Control PWBAs                          1
814722-216A                RS232 Interface Module                      7

                           Power & Test Frame (PRT)
SPRTFOCC12.1               Power Ringing & Tst Fr OCC12.1              1
    PRTDOORS               PRT Doors, Front & Rear                     1
  817576-938               Circuit Breaker 100 Amp                     7
  814475-036               Alarm Sender PWBA                           1
  817576-912               Basic Cabinets & MTG for N+I)               1
  814629-904               Ringing Generator (20 Hz)                   1
  817576-934               200VA DC/AC Non-Redund Invtr                1
  814215-820               Cook 4 Chan Announcer (NT5M)                1
  203352-581               4 Channel Announcer                         1

                           Automatic Message Accounting

SAMAFRM                    AMA Frame                                   1
AMADOORS                   AMA Doors Rear                              1
814421-908                 Cook 1600 BPI Tape Drives (2)               2
814421-909                 Cook 1600 BPI Strapping                     2


681161CA/1:09/17/96                     3

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                        ITEM 01

PART NUMBER                DESCRIPTION                               QTY
-----------                -----------                               ---
                           Switching Equipment

                           Miscellaneous

4-24419-0290               DSX PnI-ADC DSX-DR 19 w/cord               2
       PJ716               Bantam Patch Cord                          8
       2200B               Channel Access Unit                        1
  203352-645               9600 Full Duplex Modems                    1
  202975-592               7' x 19" Relay Rack                        1
  207800-284               Installation Material                      1
  200110-119               Fuse 1 1/3 amp                            20
  200110-129               Fuse 3 amp                                10
  200110-429               Fuse 10 amp                                5
  200110-139               Fuse 5 amp                                10
      SD0000               Std System Documentation                   1
       D0001               Specifications, Paper                      2
       D0002               Site Drawings, Paper                       2
  203352-600               Hendry Filtered Fuse Panel                 1
  207630-911               Modem Eliminator OCC                       2
  207630-901               PKG Assy/Modem Eliminator                  4
                           Superstructure & Cabling                   1

                           Battery Distribution Frame

  814053-043A              7ft Battery Discharge Frame                1
  207521-733               Shield                                     1

681161CA/1:09/17/96                    4

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                        ITEM 01

PART NUMBER                DESCRIPTION                               QTY
-----------                -----------                               ---

                          Switching Equipment

                          Power Equipment
                          Customer Supplied

                          Distribution Frame Equipment

  5065-8                  Term Blocks Newton 8 x 26                   4
  5054                    Newton Bracks (1 per 2 blks)                2

                          Maintenance & Administration Equipment

202958-464                Tape Cartridge                              1
203352-608                Arrow Tape Drive Cleaning Kit               1
203352-283                Genicom 2120 Keyboard/Printer               1
7271-964                  Box, Teleprinter Paper                      1

681161CA/1:09/17/96                     5

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                        ITEM 01

PART NUMBER                DESCRIPTION                               QTY
-----------                -----------                               ---
                           Spare Circuit Packs

  200110-099               Fuse 1/2 Amp                               1
  207630-042               Power Supply Shield                        1
  555020-125               Fuse, 3AG, 3A                              1
  555366-001               Switch, SPST                               1
  814288-526               Tape Diagnostic PWBA                       1
  814291-546               Tape Motion Cont. PWBA                     1
  814298-526               Tape Buffer PWBA                           1
  814439-056               PGC-1 PWBA                                 1
  814440-076               PGC-2 PWBA                                 1
  814441-056               MUX/DEMUX PWBA                             1
814462--036A               Power Supply PWBA                          1
 814463-026A               Power Supply PWBA                          1
  814539-026               CMOS Codec Comm. PWBA                      1
  814727-626               J2 Maintenance Processor                   1
  817113-086               Power Supply PWBA                          1
 817524-066A               LTC Interconnect PWBA                      1
 817560-626A               T1 Interface PWBA                          1
  817561-526               T1 I/F Control 1 PWBA                      1
  817562-566               T1 I/F Control 2 PWBA                      1
 817564-026A               Power Supply PWBA                          1
  817581-026               DS1 Terminator PWBA                        1
 817702-556A               TMRS Processor                             1
  822010-656               Tape Drive                                 1

681161CA/1:09/17/96                     6

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                        ITEM 01

PART NUMBER                DESCRIPTION                               QTY
-----------                -----------                               ---
                           Spare Circuit Packs (Cont.)
 822010-666                Tape Drive PVVBA                            1
 822015-536                Clock Generator (SNC) PWBA                  1
822024-036A                Power Monitor PWBA                          1
822033-596A                MCG -II PWBA                                1
822034-536A                Master Clock Dist. PVVBA                    1
822289-566A                TBI II PWBA                                 1
822723-556A                Data Link III PWBA                          1
822726-526A                HD MSA/SL PWBA                              1
822010-606A                MSDA Pwr & Alarm                            1
 822010-636                Disk Drive Assy                             1
822222-606A                DLI-II                                      1

                           Software Features

999948                     OCC Basic Features Package                  1
011219                     Trunks Automatic Routine Testing            1
011289                     Out of Svc Limit for Server Grp. Eq.        1
012970                     Glare Guard                                 1
018000                     Paginated Print-out                         1
026609                     Route Treatment Expansion                   1
053140                     Alarm Repeat Notification                   1
053150                     Alarm LSSGR Compliant                       1
053770                     Alarm Spurt Alarm During Transfer           1
056519                     Automatic Switch-Over                       1


681161CA/1:09/17/96                     7

Stromberg- Carlson

Installation Site: Los Angeles, CA

                         DESCRIPTION                                              QTY
                         -----------                                             ----
ITEM 02                  SS7 HARDWARE & SOFTWARE

822057-526               Signaling System Controller                               2
822055-536               Communication Link Controller                             2
814742-586               Continuity Test PWBA                                      3
822723-556               Data Link III                                             2
003009                   Common Channel Signaling System                           1
003019                   Service Switching Point                                   1
003069                   CCS7 Link Pair Software                                   1

ITEM 02A                 SS7 SPARES

822057-526               Signaling System Controller                               1
822055-536               Communication Link Controller                             1

ITEM 03                  "A" LINKS

003069                   CCS7 Link Pair Software                                   1

ITEM 04                  Power Equipment

2029750593               7' x 23" Relay Rack                                       1
DDV85-19                 Exide DD Battery 765 AH                                   1
203352-588               Charger/Lorain/200A RHM200D50                             2

ITEM 05
                         Upgrade to Release 14.0                                   1
ITEM 06
                         De-Install at Calgary, pack                               1


681161CA/1:09/17/96                    20

                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                         DBA ATHENA INTERNATIONAL, I.LC
                            SITE: NEW YORK, NEW YORK

                                 LEASE PAYMENTS
             ADDENDUM TO LEASE AGREEMENT DATED June 25, 1996 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                         DBA ATHENA INTERNATIONAL, LLC.

EFFECTIVE DECEMBER 1,1996 (60 MONTHLY LEASE PAYMENTS)
     ORIGINAL VALUE OF EQUIPMENT                                           $451,430.34
     RATE FACTOR PER $ 1,000                                               S21,993
          ORIGINAL MONTHLY LEASE PAYMENT

EFFECTIVE MARCH 1,1997 (57 MONTHLY LEASE PAYMENTS REMAINING)
     ADDITION I                                                           $215,530.65
     RATE FACTOR PER. $ 1,000                                             $22,851
     ADDITION 1 MONTHLY LEASE PAYMENT                                     $ 4,925.09
          TOTAL MONTHLY LEASE PAYMENT                                                              $14,853.40

EFFECTIVE MAY 1,1997 (55 MONTHLY LEASE PAYMENTS REMAINING)
     ADDITION II                                                           $142,820.71
     RATE FACTOR PER $ 1,000                                               $22,984
     ADDITION II MONTHLY LEASE PAYMENT                                     $ 3,282.59
           TOTAL MONTHLY LEASE PAYMENT                                                              $18,135.99

EFFECTIVE SEPTEMBER 1,1997 (51 MONTHLY LEASE PAYMENTS REMAINING)
     ADDITION III                                                         $ 55,000.00
     RATE FACTOR PER $1,000                                               $24,391
     ADDITION III MONTHLY LEASE PAYMENT                                   $ 1,341.51
           TOTAL MONTHLY LEASE PAYMENT                                                              $19,477.50

EFFECTIVE NOVEMBER 1,1997 (49 MONTHLY LEASE PAYMENTS REMAINING)
     ADDITION IV                                                          $ 67,656.00
     RATE FACTOR PER $ 1,000                                              $25,183
     ADDITION IV MONTHLY LEASE PAYMENT                                    $ 1,703.78
            TOTAL MONTHLY LEASE PAYMENT                                                             $21,181.28
                                                                                                                 ':

                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          DBA ATHENA INTERNATIONAL, LLC
                            SITE: NEW YORK, NEW YORK

                           LEASE PAYMENTS (CONTINUED)


EFFECTIVE DECEMBER 2, 1997, THE LEASE TERM IS EXTENDED FROM 60 TO 63 MONTHS. EFFFECTIVE JANUARY 1, 1998 (50 MONTHLY LEASE PAYMENTS REMAINING)
    ADDITION V                                                     $ 23,909.20
    LEASE PAYMENTS ARE AS FOLLOWS:
    01/01/98-03/01/98                  $0
    04/01/98-02/01/2002                $21,811.99

SUMMARY OF TOTAL LEASE PAYMENTS:
         3 @ $ 9,928.31 = $ 29,784.93
         2 @ $14,853.40 = $ 29,706.80
         4 @ $18,135.99 = $ 72,543.96
         2 @ $19,477.50 = $ 38,955.00
         2 @ $21,181.28 = $ 42,362.56
         3@$ .0- =$ -0-
        47 @ $21,811.99 = $ 1,025,163.53
        63                $ 1,238,516.78
                                               ACCEPTED BY: /s/ Kevin H. Pollard
                                               DATE: March 2, 1998

                             SCHEDULE 1 OF EXHIBIT A

                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)

                              EQUIPMENT DESCRIPTION

The Items of personal property to be leased pursuant to this Lease Agreement, dated as-of June 25, 1996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC, as Lessee, are described below and in the attached equipment list(s):

Equipment List
Number                  Description                                     Amount
--------------          -----------                                     ------
      DCO-681098        A USED RELEASE 14 DCO-CS EQUIPPED AND        $448,000.00
                        WIRED FOR 2304 PORTS PER DCO-681093,
                        ISSUE 01, DATED 05/29/96. INCLUDES TOLL-
                        FREE NUMBER EXPANSION AND 4-DIGIT CIC
                        FEATURES INCLUDING INSTALLATION.
                        ENHANCED SS-7 WITH 800 PORTABILITY.
                        INCLUDES SS-7 BACKWARD CALL INDICATION
                        AND CIRCUIT IDENTIFICATION FEATURES.

                        ADDITIONAL INSTALLATION EFFORT                   1,736.00
                        FREIGHT                                          1,694.34
    TFG-97199           ADDITION I                                     215,530.65
    TFG-97217           ADDITION II                                    142,820.71
    TFG-97266           ADDITION III                                    55,000.00
    TFG-97293           ADDITION IV                                     67,656.00
    TFG-98017           ADDITION V                                      23,909.20
                                                                      -----------
                                                           TOTAL      $956,346.90
                                                           =====      ===========

The above described equipment installed at:

60 Hudson Street, Suite M16, New York, New York 10013

                                         ACCEPTED BY: /s/ Kevin H. Pollard

                                         DATE:        March 2, 1998

                                                     Dated:    June 25, 1996
                                                     Revised:  February 6, 1997
                                                     Revised:  March 27, 1997
                                                     Revised:  July 31, 1997
                                                     Revised:  October13, 1997
                                                     Revised:  February 26, 1998

EQUIPMENT LIST # TFG-98017                            DATED: February 26, 1998


COMPANY:        ATHENA INTERNATIONAL LTD. LIABILITY CO.
                ATHENA INTERNATIONAL, LLC
ADDITION:       V
SITE LOCATION:  NEW YORK, NEW YORK

    PART NO./DESCRIPTION                  QUANTITY                      AMOUNT
    --------------------                  --------                      ------
         STN

    RESTRUCTURE CHARGES                                               $23,909.20
                                                                      ----------
                                     TOTAL                            $23,909.20
                                     =====                            ==========

EQUIPMENT LIST # TFG-97293                             DATED: October 13, 1997

COMPANY:    ATHENA INTERNATIONAL LTD, LIABILITY CO.
            ATHENA INTERNATIONAL, LLC
ADDITION:   IV
SITE LOCATION:  NEW YORK, NEW YORK

PART NO./DESCRIPTION                         OUANTITY                   AMOUNT
--------------------                         --------                   ------
   SS-C

DTF-04 1152 PORT ADDITION PER
DCO-710018, ISSUE 1, DATED 01/03/97
(S.O.#072299) AS FOLLOWS:

    MATERIAL                                  1 LOT                  $58,118.00
    INSTALLATION                                                       7,900.00
    FREIGHT                                                            1,638.00
                                                                     ----------
                                         TOTAL                       $67,656.00
                                         =====                       ==========

SIEMENS
Stromberg-Carlson

Installation Site: New York, NY

PART NUMBER           DESCRIPTION                                        QTY
-----------           -----------                                        ---
                                     ITEM 01

                       DTF-04
                       ------
817577-900             MG Basic DTF Assembly                             1
817577-901             MG, DS1 Host CUA                                  6
817577-902             MG, Basics PWBAs DS1 CUA                          6
207600-225             Frame Weldment                                    1
207800-079             Pkg Assy Front Door Mtg Hardware                  1
207800-080             Pkg Assy Rear Door Mtg Hardware                   1
207600-158             Door Assembly, Right I/0                          2
207600-159             Door Assembly, Left I/O                           2
207600-721             PWBA Guide                                        6
817560-606             PWBA, T1 Interface                               48
817577-917             MG Blower w/Fan Alarm, Base                       1

                       PRT-00

817576-938             Mod Group, Circuit Breaker                        2

                       Miscellaneous

  DSX-DR19             Cross Connect Panel                              2
  DOC-ADD              Additions Documentation                          1


710018NY/1:02/06/97                     1

EQUIPMENT LIST # TFG-97266                                 DATED: July 31, 1997

COMPANY:         ATHENA INTERNATIONAL LTD. LIABILITY CO.
                 ATHENA INTERNATIONAL, LLC
ADDITION:        III
SITE LOCATION:   NEW YORK, NEW YORK

PART NO./DESCRIPTION                           QUANTIY                   AMOUNT
--------------------                           -------                   ------
         SS- C
RELEASE 15.0 UPGRADE PER DCO-710025,
ISSUE 1, DATED 04/08/97; EXPANSION OF
ROUTE GUIDE INDEXES, FEATURE #820398
(S.O.#072809) AS FOLLOWS:

     MATERIAL                                   1 LOT                   $50,000.00
     INSTALLATION                                                         5.000.00
                                                                        ----------
                                     TOTAL                              $55,000,00
                                     =====                              ==========

EQUIPMENT LIST # TFG-97217                            DATED: March 27, i997

COMPANY:        ATHENA INTERNATIONAL LTD. LIABILITY CO.
                ATHENA INTERNATIONAL, LLC
ADDITION:       II
SITE LOCATION:  NEW YORK, NEW YORK

PART NO./DESCRIPTION                            QUANTITY                AMOUNT
--------------------                            --------                ------
         SS-C
DTF-03, 1152 PORT ADDITION PER
DCO-710001, ISSUE  2, DATED 01/03/97
(S.O.#070921) AS FOLLOWS:
    MATERIAL                                      1 LOT             $80,000.00
    INSTALLATION                                                      9,400.00
    FREIGHT                                                             980.00

INCREASED AUX TABLES #820085 PER
DCO-681151, ISSUE 01,  DATED  08/19/96
(S.O.#071524) AS FOLLOWS:
    MATERIAL                                      1 LOT              20,000.00

2 EJH PROCESSORS WITH 1 SPARE PER DCO-
7450001, ISSUE 01, DATED 10/17/96 (S.O.#071532)
AS FOLLOWS:
    MATERIAL                                      1 LOT              30,420.00
    INSTALLATION                                                      2,000.00
    FREIGHT                                                             20. 71
                                                                        ------
                                     TOTAL                         $142,820.71
                                     =====                         ===========

SIEMENS
Stromberg-Carlson


Installation Site: New York, NY

PART NUMBER          DESCRIPTION                                      QTY
-----------          -----------                                      ---
                                  ITEM 0l

                        CMF-00, CCS-03
  822068-812            Diag. Grading Panel                             1
 822003-596A            PWBA, (2W) SI HDI                               4
  822002-526            PWBA, TSI PGH I/F                               4
  207800-482            Cable Assembly (TSI/PGH)                        4
 822005-546A            PWBA, (2VV) TPPO HDI                            2
 822006-566A            PWBA, TPP1                                      2
 822017-556A            PWBA, TPP2                                      2
                        DTF-03
  817577-900            MG Basic DTF Assembly                           1
  817577-901            MG, DS1 Host CUA                                6
  817577-902            MG, Basics PWBAs DS1 CUA                        6
  207600-225            Frame Weldment                                  1
  207800-079            Pkg Assy Front Door Mtg Hardware                1
  207800-080            Pkg Assy Rear Door Mtg Hardware                 1
  207600-158            Door Assembly, Right I/0                        2
  207600-159            Door Assembly, Left I/O                         2
  207600-721            PWBA Guide                                      6
  817560-606            PWBA, T1 Interface                             48
  817577-917            MG Blower w/Fan Alarm, Base                     1


710001NY/2:01/03/97                     1

SIEMENS
Stromberg-Carlson

Installation Site: New York, NY ,
PART NUMBER              DESCRIPTION                                 QTY
-----------              -----------                                 ---
                                  ITEM 01 (Cont.)
                         PRT-00
                         ------
817576-938               Mod Group, Circuit Breaker                    2

                         Miscellaneous

DSX-DR19                 Cross Connect Panel                           2
DOC-ADD                  Additions Documentation                       1

                                  ITEM 02

4-DDV85-19               Exide Battery 765 Amp Hour                    1

NOTE: This battery is normally provided when DTF-03 is added.

                                  ITEM 03

                         LTF-O0
                         ------
814574-992               MG Service Circuit CUA                         1
814574-995               PWBA Mod Group Basic PWBA                      1
207600-720               PWBA Guide                                     1
814742-536               PVVBA, Univ. Service Circuit                   5
814742-576               PWBA, (1W) Univ. Service Circuit               3
814571-766               PWBA (1W) Receiver NACT/EVACT                  3
814695-556               PWBA (1W) DTMF Dig. Sender                     2
814572-576               PWBA (1W) Dig. Sender TMF                      2


NOTE: In order to mount this CUA in LTF-00, the Line CUA in CUA position 00 will have to be removed.


710001NY/2:01/03/97                     2

EQUIPMENT LIST # TFG-97199                              DATED: February 6, 1997

COMPANY:                  ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          ATHENA INTERNATIONAL, LLC
ADDITION:                 I
SITE LOCATION:            NEW YORK. NEW YORK

PART NO./DESCRIPTION                               QUANTITY             AMOUNT
--------------------                               --------             ------
       SS-C
1152 PORT ADDITION PER DCO-681113,
ISSUE 01, DATED 07/01/96 (S.O.#070570)
AS FOLLOWS:
    MATERIAL                                         1 LOT          $82,000.00
    INSTALLATION                                                      9,400.00
    FREIGHT                                                             608.65

    REAL TIME ANI FEATURE #823435
    (S.O.#071803)                                    1 LOT           26,667.00

             THIRD PARTY VENDOR- ACTION TELCOM

    AMS PRIMARY SYSTEM, NAMS SECONDARY SYSTEM,
    AVAS-AUTOMATED VOICE ALARMING SYSTEM, TCP/IP
    PACKAGE, NETPLAN - LERG (SEE ATTACHED EQUIPMENT
    LIST)                                            1 LOT           96,855.00
                                                                     ---------
                                      TOTAL                        $215.530.65
                                      =====                        ===========

Stromberg-Carlson

Installation Site: New York, NY

PART NUMBER                 DESCRIPTION                                QTY
-----------                 -----------                                ---
                            Switching Equipment

                            ITEM 01
                            DTF-02
                            ------
 817577-900                 DTF Frame Assembly                          1
 817577-901                 DS-1 Host CUA                               6
 817577-902                 DS-1 Basic PWBAs                            6
 817560-626                 T-1 Interface PWBA                         48
 207600-225                 DTF Frame Assembly                          1
207600-721A                 Card Guide                                  6
 207800-079                 Front Door Mounting                         1
 207800-080                 Rear Door Mounting                          1
 207600-158                 Right Door                                  2
 207600-159                 Left Door                                   2
 817577-924                 Base Mount Blower Assembly                  1

                            LTF-01

814574-900                  LTF Frame Assembly                          1
814574-901                  Supervisory Panel                           1
814574-904                  Ejector Bar                                 2
814574-903                  Terminator Assembly                         1
207600-720                  Card Guide                                  1
207600-210                  LTF Frame Package                           1
207800-014                  Terminal Block Assembly                     1


681113NY/1:07/01/96                    2

Stromberg-Carlson
Installation Site: New York, NY

PART NUMBER                 DESCRIPTION                                QTY
-----------                 -----------                                ---
                             Switching Equipment

                             ITEM 01

                             LTF-01 (Cont.)
814574-992                   Universal Service CUA                      1
814574-995                   Basic PWBAs                                I
814742-576                   Digital DTMF Receiver PWBA (FOC)           1
814571-686                   Digital TMF Receiver PWBA                  3
814572-576                   Digital TMF Sender PWBA                    3
814895-556                   Digital DTMF Sender PWBA                   3
814643-596                   Digital DTMF Receiver PWBA                17
207600-160                   Front Door Mounting                        1
207600-471                   Rear Door Mounting                         1
207600-158                   Right Door                                 2
207800-159                   Left Door                                  2

                             CMF
814095-616                   Service Group Diag, PWBA                   1
822003-596                   1024 Port TSI PWBA                         4
822002-526                   TSI/PGH Interface PWBA                     4
207800-482                   TSI/PGHGP Cable                            4
822005-546                   TPP 0 PWBA                                 2
822006-576                   TPP 1 PWBA                                 2
822017-566                   TPP 2 PWBA                                 2
822068-811                   Diag. Grading Panel CCS-02                 1


681113NY/1:07/10/96                    3

Installation Site: New York, NY

PART NUMBER                 DESCRIPTION                                QTY
-----------                 -----------                                ---
                            Switching Equipment

                            ITEM 01

                            PRT

817576-938                  Circuit Breaker                             4

                            MISCELLANOUS

4-24419-0290                DSX Panel, ADC DSX-DR 19                    2
PJ716                       8antem Patch Cord                           8
DOC.ADD                     Additions Documentation                     1



681113NY/1:07/10/96                    4

                          ACTION TELCOM EQUIPMENT LIST

        >>>>> EQUIPMENT LIST AND WARRANTY INFORMATION ON NAMS SALE <<<<<

CUSTOMER: Athena                              PROJECT CODE
BUSINESS OFFICE ADDRESS:
BUSINESS OFFICE PHONE#: VOICE: (   )                 FAX: (   )
SITE LOCATION:
SITE ADDRESS:
SITE PHONE#: VOICE: (   )            FAX:  (   )        NAMS: (   )
SWITCH TECH:
SYSTEM NAME:
PURCHASE DATE:              STARTUP DATE:        WARRANTY END DATE:
PRIMARY SYSTEM EQUIPMENT: Name:                    Password:

---------------------------------------------------------------------------------------------------
Key   Make                       Model #                 Serial #          I/O   IRQ    ADDR  STK
---------------------------------------------------------------------------------------------------
AC    ACER                       4166                    1900022075
KB    ACER                       6311-K                  K6366280752P
MON   ACER                       7134-T                  M3TP61113253
VC    PCI
HDC   Adaptec Built-in           AIC7870P                719411
HD    IBM                        DHFS                    M1A63 B94666     ID =3(4-GB)
HD    IBM                        DHFS                    EC486509         ID =0(4-GB)
HD    IBM                        DHFS                    B81929           ID =1(4-GB)
FD    Mitsumi. (1.44)            D359T5                  3170675
YD    Panasonic(1.2)             JU-475-5                00197599
TD    Tandberg                   TDC-42222               42205208                       ID=2
SL1   Digi Host Ad               (1P)77000218            095251179
SL1   Digi Conc.                 (1P)70000666            09525179
X25   SWG                        SGX                     10870            300   15      D0000
X25   SWG                        SGX-Daughter            N/A
PRN   Epson                      LP-870                  40U1133226              7      3bc-3be
NET   RACAL PCI                  Interlan T2             0207011BEAFC           14      PCI Slot 1
SER   ACER                       Built-in                Com 1/Com 2            4/3     3fS/2fS
CD    NEC                        CDR222                  5X012024212
DIA   AVAS                       D/21D                   CG209544                5      D2000
P/S   DELTA                      DPS35OEB                Y2622003618

I/P ADDRESS=
~MORY=
EED=

SOFTWARE: Primary
--------------------------------------------------------------------------------
Key     Make                   Serial #                Activation Key #
--------------------------------------------------------------------------------
        SCO UNIX Sys           2DC030716               ollnxocm
        FoxPro--V2 6           N/A
NAMS    ATC NAMS II            N/A
TERM    Century                CSU150754U3
NETCOM  II version 4.5.3a      net25828                Tc08al50e NOTES:

NOTES:

--------------------------------------------------------------------------------
         >>>>> EQUIPMENT LIST AND WARRANTY INFORMATION ON NAMS SALE <<<<<
--------------------------------------------------------------------------------
CUSTOMER: Athena

SITE LOCATION: Denver

STEM NAME:

SECONDARY SYSTEM EQUIPMENT:              Name:              Password:

------------------------------------------------------------------------------------------------
Key    Make                    Model #           Serial #                I/O    IRQ   ADDR   STK
------------------------------------------------------------------------------------------------
PC     ACER                    F520HB            1900022536
KB     ACER                    6311-K            K6366200166 P
MON    ACER                    7134T             M3TP62407942
vc                             ET4W32-5          0167237
HDC    Adaptec (On-Board)      AIC-7870P         719411
HD     IBM                     DORS-32160        11S46H6072ZIM0002T6484
FD     Mitsumi (1 44)          D359Tss           2974189
FD     Panasonic (1 2)         JU-475-5          00026718
CD     Sony                    CDU-76S           5032202
TD     Tandberg 2.SGB          TDC 4220          42205084                               id=2
X25    SWG                     SGX               10880
NET    RACAL                   Interlan PCI      T2 0207011C0368
SER    ACER (Built-in)
Power Supply                   DPS-2OOBP-8       S46150422818

I/P ADDRESS=
MEMORY=

SOFTWARE: Secondary

-------------------------------------------------------------------------------
 Key    Make                   Serial #                    Activation Key #
-------------------------------------------------------------------------------
OS      SCO UNIX sysV          2DG004883                   Ivdjvdej
NAMS    ATC NAME II            [illegible]                 [illegible]

COMMUNICATIONS EQUIPMENT:

-------------------------------------------------------------------------------
Key   Make                     Model #                   Serial #
-------------------------------------------------------------------------------
DSU   DDC                      VRT-1  (Stat-Mux)
DSU   DDC                      VRT-1  (Stat-Mux)

DSU   DDC                      VRT-1  (X.25 Link)
DSU   DDC                      VRT-1  (X.25 Link)

Modem Multitec                 MT2834ZDX (Primary)       442500.3
Modem Multitec                 MT2834ZDX (Secondary)     4425001


                         LOG: ATHENA Primary & Secondary

Unpack and set up equipment. Perform operational checks. KP Disassemble equipment as necessary to obtain and log serial numbers from individual boards and components. Gather and log software serial numbers and activation keys. Configure and install AVAS, X25 boards and reassemble equipment. Performed operational checks. JR

Secondary: Verified OS version. Performed SCRATCH and RECHECK RC modifications. Checked serial and parallel ports. Removed and reinstalled tape device. Configured printer. Made Root & Boot and tape backup. Tuned shell and relinked kernel. Installed software drivers for SGX and Dialogic boards. Loaded Where and CLS programs. Installed TERM and NAMS. KP

Also modified gettdefs and changed IRQ on Racal network card to 14 and made ALAD driver and Boot disk, EISA Configuration Utility disk.

Installation Site: New York, NY

                                                        ITEM O1

PART NUMBER           DESCRIPTION                                QTY
-----------           -----------                                ----
                      Switching Equipment

                      Line Trunk Frame (LTF)
OCCSLTFFRM            Line Trunk Frame                            1
814742-566            Diagnostic Test Gen/Monitor                 1
LTFDOORS              LTF Doors, Front & Rear                     1
LINGRPCUA             Line Group CUA (LTF)                        1
SLTFUTSCUA            Trk/Svc Ckt CUA Grp                         I
SLTFUSCUA             Svc Ckt CUA Grp                             6
814571-706            Digital TMF Rcv. (2/PWBA)                  33
814572-576            Digital Sender (TMF/SATT)                   9
814695-556            Digital DTMF Sender                         9
814643-596            Digital DTMF Receiver                      36
814742-576            (FOC) Digital DTMF Receiver                 6
814574-936            2-Wire E&M Trunk PWBA                       2
814574-932            Loop Trunk, Reverse Batt PWBA               1

                      Digital Trunk Frame (DTF)
OCCSDTFFRM            Digital Trunk Frame                         2
DTFDOORS              DTF Doors, Front & Rear                     2
SDS1HSTCUA            DS1 Host Ckt CUA                           12
817560-626A           T1 interface PWBA                          96
817577-917A           Blower Assembly w/fan Alarm                 2

Installation Site: New York, NY

                                                        ITEM O1

PART NUMBER           DESCRIPTION                                QTY
-----------           -----------                                ----
                      Switching Equipment

                      Control  & Maintenance Frame (CMF)-
   SCMFOCC            Control & Maint Frame                        1
  CMFDOORS            CMF Doors, Front & Rear                      1
822068-819            DLI Transfer                                 1
814635-086            PWBA Ring (N+1)                              1
814721-666            Serial Line Unit PWBA                        1
822010-676            Disk Drive Assy                              2
822010-656            Tape Drive                                   1
817702-556            Traffic Measurement/Rec                      1
817620-556            MSA PWBA                                     1
814727-626            J2 Maintenance Processor                     1
822010-606            Power & Alarm PWBA                           1
817680-606A           BMUX PWBA                                    1
822222-606A           DLI-II                                       1
TSIPWB17              TSI PWBA                                     8
822702-536A           PXAM II - 4MB                                2
822727-696A           J-Processor (8MB)                            2
814770-656            PXA Memory PWBA 1/Mbyte                      1
TPPOPWB17             TPP PWBA (Sectors 0)                         1
OCCSNCS               Sync Network Clock (Slave)                   1
822718-596            Feature Processor (PWBA)                     2
814095-626            Service Group Diag. PWBA                     1
OCCTAPE               Tape Control PWBAs                           1
814722-216A           RS232 Interface Module                       7

INSTALLATION SITE: NEW YORK, NY

                                                        ITEM 01

PART NUMBER           DESCRIPTION                                QTY
-----------           -----------                                ----
                      Switching Equipment
                      Power & Test Frame (PRT)
     SPRTF            Power Ringing & Tst Fr                      1
  PRTDOORS            PRT Doors, Front & Rear                     1
817576-938            Circuit Breaker 100 Amp                     9
814475-036            Alarm Sender PWBA                           1
817576-912            Basic Cabinets & MTG for N+1)               1
814629-904            Ringing Generator (20 Hz)                   1
817576-934            200VA DC/AC Non-Redund. Invtr               1
814215-820            Cook 4 Chart Announcer (NTSM)               1
203352-681            4 Channel Announcer                         I

                      Automatic Message-Accounting
SAMAFRM               AMA Frame                                   1
AMADOORS              AMA Doors Rear                              1
814421-908            Cook 1600 BPI Tape Drives (2)               2
814421-909            Cook 1600 BPI Strapping                     2


                      Miscellaneous
4-24419-0290          DSX Pnl-ADC DSX-DR 19 w/cord                4
PJ716                 Bantam Patch Cord                          16
2200B                 Channel Access Unit                         1
203352-645            9600 Full Duplex Modems                     1
202975-592            7' x 19" Relay Rack                         1
207800-284            Installation Material                       1
200110-119            Fuse I 1/3 amp                             20
200110-129            Fuse 3 amp                                 10
200110-429            Fuse 10 amp                                 5
200110-139            Fuse 5 amp                                 10

Installation Site: New York, NY

                                                        ITEM O1

PART NUMBER           DESCRIPTION                                QTY
-----------           -----------                                ----
                     Switching Equipment

                     Miscellaneous (cont.)
SD0000               Std System Documentation                      1
D0001                Specifications, Paper                         2
D0002                Site Drawings, Paper                          2
203352-600           Hendry Filtered Fuse Panel                    1
207630-911           Modem Eliminator OCC                          2
207630-901           PKG Assy/Modem Eliminator                     4
                     Superstructure & Cabling                      1

                     Battery Distribution Frame

814053-043A          7ft Battery Discharge Frame                   1
207521-733           Shield                                        1

                     Power Equipment
                     (Separate Item)

                     Distribution Frame Equipment

5065-8               Term Blocks Newton 8 x 26                     4
5054                 Newton Bracks (1 per 2 blks)                  2

                     Maintenance & Administration Equipment

202958-464           Tape Cartridge                                1
203352-608           Arrow Tape Drive Cleaning Kit                 1
203352-677           ADDS Video Terminal                           1
203352-283           Genicom 2120 Keyboard/Printer                 1
7271-964             Box, Teleprinter Paper                        I

Stromberg-Carlson                                         Date: June 12, 1996

Installation Site: New York, NY
                                                        ITEM 01

PART NUMBER           DESCRIPTION                                QTY
-----------           -----------                                ----
                        Spare Circuit Packs
200110-099              Fuse 1/2, Amp                            1
207630-042              Power Supply shield                      1
555020-125              Fuse, 3AG, 3A                            1
555366-001              Switch, SPST                             1
814288-526              Tape Diagnostic PWBA                     1
814291-546              Tape Motion Cont. PWBA                   1
814298-526              Tape Buffer PWBA                         1
814439-056              PGC-1 PWBA                               1
814440-076              PGC-2 PWBA                               1
814441-056              MUX/DEMUX PWBA                           1
814462-036A             Power Supply PWBA                        1
814463-026A             Power Supply PWBA                        1
814539-026              CMOS codec Comm. PWBA                    1
814727-626              J2 Maintenance Processor                 1
817113-086              Power Supply PWBA                        1
817524-066A             LTC Interconnect PWBA                    1
817560-626A             T1 Interface PWBA                        1
817561-526              T1 I/F Control 1 PWBA                    1
817562-566              T1 I/F Control 2 PWBA                    1
817564-026A             Power Supply PWBA                        1
817581-026              DS1 Terminator PWBA                      1
817702-556A             TMRS Processor                           1
822010-656              Tape Drive                               1
822010-666              Tape Drive PWBA                          1
822015-536              Clock Generator (SNC) PWBA               1
822024-036A             Power Monitor PWBA                       1
822033-596A             MCG - II PWBA                            1
822034-536A             Master Clock Dist. PWBA                  1
822289-566A             TBI II PWBA                              1

Installation Site: New York, NY
                                                        ITEM O1
PART NUMBER           DESCRIPTION                                QTY
-----------           -----------                                ----
                      Spare Circuit Packs (Cont.)
822723-556A           Data Link III PWBA                           1
822726-526A           HD MSA/SL PWBA                               1
822010-606A           MSDA Pwr & Alarm                             1
822010-636            Disk Drive Assy                              1
822222-606A           DLI-II                                       1

                      Software Features

999948                OCC Basic Features Package                   1
011219                Trunks Automatic Routine                     1
                      Testing

011289                Out of Svc Limit for Server                  1
                      Grp. Eq.
012970                Glare Guard                                  1
018000                Paginated Print-out                          1
026609                Route Treatment Expansion                    1
053140                Alarm Repeat Notification                    1
053150                Alarm LSSGR Compliant                        1
053770                Alarm Spurt Alarm During                     1
                      Transfer

056519                Automatic Switch-Over                        1
146339                TMRS LSSGR Format                            1
146429                TMRS Additional Matrix                       1
                      Elements

146439                TMRS Additional Cell Grouping                1
                      Registers
146449                TMRS Separations Summary                     1
                      Reporting
146459                TMRS Expanded Separations                    1
                      Reporting

Installation Site: New York, NY

                      DESCRIPTION                               QTY
                      -----------                               ---

ITEM 02               887 HARDWARE & SOFTWARE .
-------               -------------------------

822057-526            Signaling System Controller                  2
822055'-536           Communication Link Controller                2
814742-586            Continuity Test PWBA                         3
003009/               SS-7 Software                                1
003019

003069                Link Pair Software                           2
826210                SS7 Optional Backward Call                   1
                      Indication

826220                SS7 Circuit Identification                   1

                      (This Item is included in Item 01)

ITEM 02A              SS7 SPARES
--------              ----------

822057-526            Signaling System Controller                  1
822055-536            Communication Link Controller                1

                      (This Item is included in Item 01)

ITEM 03                NAMS II
-------                -------
NAMS II                Used NAMS II from ISI Site                  1

ITEM 03A               "A" LINKS
--------               ---------

003069                 "A" Links                                   1
                       (maximum additional available
                        is 11)

ITEM 04                "A" LINK CONSOLIDATION FEATURE
-------                ------------------------------
003029                 "A" Link Consolidation                      1

                                Betty Kayton
                                Highpoint International Telecommunications, Inc.

JUWUL                   FAX     650-943-54480
-----
X 4415
                        From:   Nikki Vavreck Tuttle

                        Date:   November 30, 1998

                        Pages:  4, including cover sheet.

                                Betty:

                                 Jeff Boggs requested that the attached open invoices be faxed to you. FYI all invoices up to and including the invoices due 11/01/98 have been paid in full by Athena International, LLC.

                                 Should you have any questions, please feel free to give me a call.

                                 Nikki V. Tuttle

                                                              12/15/98 Nikki WRC
                                                              LMRC Name Change

                        From the desk of...

                       Nikki Vavreck Tuttle
                                 Accountant
           Telecommunications Finance Group
                          400 Rinehart Road

                        Lake Mary, FL 32746

                          Fax: 407-942-5093

Remit to:
400 Rinehart Road                                   DATE         INVOICE NO.
Lake Mary, FL 32746                               11/10/98        18516447

      TO                                     EQUIPMENT INSTALLED AT:
      701 Poydras St,                        Suite 966
      Suite 675                              Denver, CO 80202-2928
      New Orleans,  LA  70139                County: Denver



                                    CUSTOMER #          DUE DATE            FROM              TO                  LEASE NO.
                                       66073             12/1198           11/2/98         12/01/98                185164
                                                                                                                   AMOUNT

           Please refer to attached Open Invoice Detail Report for
           TOTAL AMOUNT DUE including all past due invoices

           EQUIPMENT ON LEASE

           CURRENT PERIOD

Equipment Rental for Stromberg Carlson                                                                              37,258.01
Digital Central Office Carrier Switch

Remaining deposit of $l6,859.47 to be applied to the final installment or future additions

State Tax @ 3.00%                                                                                                    1,117.74
Local Tax @ 3.50%                                                                                                    1,304.03
Transit Tax @ 0.80%                                                                                                    298.06


Enclose duplicate Copy Of invoice with your remittance.
Direct billing inquiries to (407) 942-5781                                                            TOTAL         $39,77.84

Telecommunications Finance Group                                    INVOICE

Remit to:                                           DATE             INVOICE NO.
400 Rinehart Road
Lake Mary, FL 32746                               11/10/98             18520125



         TO                                       EQUIPMENT INSTALLED AT;
         Athena International, LLC                60 Hudson Street
         701 Poydras St.                          Suite MI6
         Suite 675                                New York, NY 10013
         New Orleans, LA 70139                    County:  New York

                                     CUSTOMER #    DUE DATE          FROM              TO            LEASE NO.
                                       66073       12/1/98          11/2/98          12/01/98          185201

                                                                                                                     AMOUNT
Please refer to attached Open Invoice Detail Report
TOTAL  AMOUNT DUE including all past due invoices

EQUIPMENT ON LEASE

CURRENT PERIOD

Equipment Rental for Siemens Stromberg - Carlton                                                                    21,811.99
Digital Central Office Carrier Switch


County Tax @ 4.00%                                                                                                     872.48
State Tax @ 4.00%                                                                                                      872.48
Transit Tax @ 0.25%                                                                                                     54.53

Enclose duplicate copy of invoice with your remittance.
Direct billing Inquiries to (407) 942-5781                                                              Total      $23,611.48

Telecommunications Finance Group                                        INVOICE

Remit to:
400 Rinehart Road                                              DATE  INVOICE NO.
Lake Mary, FL 32746                                          11/10/98 18521219


 TO                                                     EOUIPMENT INSTALLED AT:
 Athena International, LLC.                             800 West Sixth Street
 701 Poydras St.                                        Los Angeles, CA 90007
 Suite 675                                              County: Los Angeles
 New Orleans, LA 70139

       CUSTOMER #          DUE DATE                 FROM         TO                  LEASE NO.
        66073               12/1/98                11/2/98    12/01/98                185212
                                                                                      AMOUNT

Please  refer to attached  Open Invoice  Detail  Report for
TOTAL AMOUNT DUE including all past due invoices

EQUIPMENT ON LEASE

CURRENT PERIOD

Equipment Rental for SIEMENS Stromberg - Carlson                                    19,401.61
Digital Central Office Carrier Switch &
Peripheral Equipment


State Tax @ 6.25%                                                                    1,212.60
Transit Tax @ 1.00%                                                                    194.02
County Tax @ 1.00%                                                                     194.02

Enclose duplicate copy of invoice with your remittance.
Direct billing inquiries to (407) 942-5781.                                  Total $21,002.25

                                                                                           ** TOTAL PAGE.004 **

                        Telecommunications Finance Group

  400 Rinehart Road o Lake Mary, FL 32746 o (407) 942-5094 o Fax, (407 942-5093

                                                              November 30, 1998

Athena International, Ltd. Liability Co. (Athena)
701 Poydras Street
675 One Shell Square
New Orleans, LA 70139

Advantage Capital Partners II Limited Partnership,
Advantage Capital Partners III Limited Partnership,
Advantage Capital Partners IV Limited Partnership, (collectively "Advantage") 909 Poydras Street, No. 2230
New Orleans, LA 70112

Highpoint International Telecom, Inc. (Highpoint)
1890 Shoreline Blvd.
Mountain View, CA 94043-1320

Re: Equipment Leases Entered into July 25, 1994, June 25, 1996, and October 31, 1996, Between Telecommunications Finance Group and Athena International, Ltd. Liability Co. Covering Certain Siemens Information and Communication Networks, Inc. Switching Equipment and Other Peripheral Equipment as More Particularly Described in the Leases (Leases)

Dear Sir or Madam:

Based on discussions among the addressees and Siemens Information and Communication Networks, Inc., successor by way of merger to Siemens Telecom Networks, formerly known as Siemens Stromberg-Carlson, and operating under the name of Telecommunications Finance Group (TFG), TFG understands that as a result of certain Asset Purchase, Agreement dated November 13, 1998, between and among the addressees (Purchase Agreement) Athena desires to assign the Leases to Advantage who, in turn, desires to assign the Leases to Highpoint. This letter shall serve as TFG's consent to such assignment and release of each of Athena and Advantage from any and all present and future obligations under thc Leases provided the following conditions are met:

         1. Highpoint shall be the ultimate assignee and the assignments shall be effective on or before December 15, 1998.

         2. Highpoint agrees to be bound by and promptly pay, perform, assume and discharge any and all obligations of lessee under the Leases following assignment, notwithstanding any contrary or inconsistent provisions of the documents of assignment.

         3.  Highpoint  shall  indemnify  and hold TFG  harmless  and,  at TFG's election, shall defend TFG, its employees, agents, officers,' successors and assigns from any and all claims, liabilities, reasonable costs, damages, reasonable expenses and attorney's fees resulting from or attributable to Highpoint's failure to perform the obligations assumed by it under the Leases, which obligations shall constitute all obligations set forth under the Leases commencing as of the assignment of the Leases to Highpoint.

         4. Advantage and Highpoint agree that all terms and conditions of. Software License Agreement (Exhibit B to Leases) apply, and furthermore Highpoint agrees to execute promptly upon completion of the assignments a new Software License Agreement in the form attached hereto as Attachment 1 to become a new Exhibit B to the Leases.

         5. Highpoint shall cause its parent, Highpoint Telecommunications, Inc., to execute simultaneously with execution of the assignments a guaranty in the form attached hereto Attachment 2.

         6. Receipt by TFG of all payments due under the Leases up to the date of assignment.

         7.  Highpoint  will execute and deliver to TFG all necessary  documents
             (security  forms,  secretarial   certificates,   etc.)  immediately
             following the assignment.

         8. This Agreement may be executed in multiple counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. Telecopied signatures shall be deemed to have the authenticity and validity of original signatures.

By signing in the space provided below, Advantage and Highpoint acknowledge and accept the above conditions.

Telecommunications Finance Group

By: /s/ Jeffrey D. Boggs
   --------------------------------

Title: Director, Credit & Leasing
      -----------------------------

Print Name: Jeffrey D. Boggs
           ------------------------

Highpoint International Telecom, Inc.    Advantage Capital Partners II Limited
                                         Partnership

By: /s/ David Warnes                     Advantage Capital Partners III Limited
   --------------------------------      Partnership
   Its authorized representative
                                         Advantage Capital Partners IV Limited
                                         Partnership

Title:                                   By:
      -----------------------------         -----------------------------------
Print Name:  David Warnes                      Its authorized representative
           ------------------------
                                         Title:
                                               --------------------------------
                                         Print Name:
                                                    ---------------------------
             from  or  attributable  to  Highpoint's   failure  to  perform  the
             obligations  assured by it under the Lease which  obligations shall constitute all obligations set forth under the Lease  commencing as of the assignment of the to Highpoint

         4. Advantage and Highpoint agree that all terms and conditions of Software License Agreement (Exhibit B to lease) apply, and furthermore Highpoint agrees to execute promptly upon completion of all assignments, and new Software License Agreement in the form attached hereto as Attachment I to become a new Exhibit B to the Lease.

             Highpoint sha11 cause its parent, Highpoint Telecommunications, Inc., to execute simultaneously with execution of the assignments a guaranty in the form attached hereto as Attachment 2.

         6. Receipt by TFG of all payments due under the Lease up to the date of assignment

             Highpoint  will execute and deliver to TFG all necessary  documents
             (security  forms,  secretarial   certificates,   etc.)  immediately
             following the assignment.

         8. This Agreement may be executed in multiple counterparts with the same effect at if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. Telecopied signatures shall be deemed to have the authenticity and validity of original signatures.

By signing in the space provided below, Advantage and Highpoint acknowledge and accept the above conditions.

Telecommunications Finance Group

By: /s/ Jeffrey D. Boggs
   --------------------------------

Title: Director, Credit & Leasing
      -----------------------------

Print Name: Jeffrey D. Boggs
           ------------------------

Highpoint International Telecom, Inc.    Advantage Capital Partners II Limited
                                         Partnership

By:                                      Advantage Capital Partners III Limited
   --------------------------------      Partnership
   Its authorized representative
                                         Advantage Capital Partners IV Limited
                                         Partnership

Title:
      -----------------------------
Print Name:                              By: /s/ Steven T. Stull
           ------------------------         --------------------------------
                                         Title: President
                                               -----------------------------
                                         Print Name: Steven T. Stull
                                                    ------------------------

                                    GUARANTY

Guaranty made this 30 day of Nov. , 1998 by Highpoint Telecommunications, Inc., a Canadian corporation with main offices located at 999 West Hastings it #1030, Vancouver, BC V6C 2W2, herein referred to as Guarantor, to Siemens Information and Communication Networks, Inc., AKA Telecommunications Finance Group, with offices located at 400 Rinehart Road, Lake Mary, Florida 32746, herein referred to as Obligee.

                                   SECTION ONE
                              STATEMENT OF GUARANTY

As an inducement to Obligee to consent to the assignment from Athena International Ltd. Liability Co. dba Athena International, LLC to Advantage and ultimately to Highpoint International Telecom, Inc. (formerly Highpoint Capital, Inc.) of a certain leases dated July 25, 1994 and June 25, 1996 and October 31, 1996 (the "Leases") between Athena International Ltd. Liability Co. dba Athena International, LLC and Obligee, the undersigned Guarantor irrevocably and unconditionally guarantees payment when due, whether by acceleration or otherwise, of the lease payments, and in all schedules or leases assigned or hereafter entered into with Obligee and all the obligations and liabilities due under such leases, together with all interest thereon and all attorneys' fees, costs and expenses, in enforcing any such obligations and liabilities. The right of recovery against Guarantor under this Guaranty is unlimited.

                                   SECTION TWO
                     ACKNOWLEDGEMENT OF ASSIGNMENT OF LEASE

The undersigned Guarantor acknowledges assignment of the leases and consents to such assignment, as well as any future assignments, and specifically agrees that this Guaranty is and shall be an open and continuing Guaranty and all obligations and liabilities to which it applies or may apply shall be conclusively presumed to have been created in reliance hereon and shall continue in full force and effect, notwithstanding an)' (a) change in rentals or other obligations under the lease, (b) renewals, modifications, additions or extensions thereto or extensions of time to perform any of the obligations thereunder.

The undersigned Guarantor specifically waives notice of any such changes, renewals, modifications, additions, extensions or of any default by the Lessee.

The undersigned Guarantor further agrees and consents to any assignment of this Guaranty, in which event it shall ensure to the benefit of any such assignee with the same force and effect as though the assignee was specifically named herein, and waives any notice of any such assignment.

                                  SECTION THREE
                              EFFECT OF INVALIDITY

No invalidity, irregularity or unenforceability of all or part of the obligations and liabilities hereby guaranteed or of any security therefore shall affect, impair or be a defense to this Guaranty. This Guaranty is a primary obligation of the undersigned Guarantor.

                                  SECTION FOUR
                                  GOVERNING LAW

This instrument shall be deemed to have been made in the County of Seminole, State of Florida, and shall be interpreted in accordance with the laws of the State of Florida.

As part of the consideration for the assignment of the lease, the undersigned Guarantor agrees that any and all actions or proceedings arising directly or indirectly from this Guaranty shall be litigated in courts having a situs within the State of Florida.

The undersigned Guarantor consents to the jurisdiction of any local, state, or federal court located within the State of Florida, and waives personal service of any and all process, and consents that all such service of process may be made by certified or registered mail, return receipt requested, directed to the undersigned at the address first stated above.

                                  SECTION FIVE
                                 BINDING EFFECT

This Guaranty shall bind the respective heirs, executors, administrators, successors, and assigns of the undersigned Guarantor.

In witness whereof, Guarantor has executed this Guaranty at the day and year first above written.

                                              HIGHPOINT TELECOMMUNICATIONS, INC.

                                              By: /s/ Robin Brown
                                                 ------------------------------

                                                         Robin Brown V.P.
                                                 -------------------------------
                                                          (Name and Title)

                                               Date Signed:      12/04/98
                                                           --------------------

                             SECRETARY'S CERTIFICATE

     I, David Warnes, do hereby certify that I am the Secretary of HIGHPOINT INTERNATIONAL TELECOM, INC. (FORMERLY HIGHPOINT CAPITAL, INC.), a corporation duly organized and existing under the laws of the State of Nevada ("Corporation"); that I am the keeper of the seal of the corporation and corporate records, including, without limitation, the Charter, By-Laws and the minutes of the meeting of the Board of Directors of the Corporation; that the following is an accurate and compared transcript of the resolutions contained in the minute book of the Corporation, which resolutions were duly adopted and ratified at a meeting of the Board of Directors of the Corporation duly convened and held in accordance with the By-Laws and Charter of the Corporation on the -- day of ,19---, at which time a quorum was present and acted throughout; and that said resolutions have not in any way been modified, repealed or rescinded, but are in full force and effect:

                  "RESOLVED, that any officer of the Corporation be and is hereby authorized and empowered in the name and on behalf of this
         Corporation to enter into one or more lease agreements with Telecommunications Finance Group ("hereinafter called "LESSOR") concerning personal property leased to the Corporation; from time to time to modify, supplement or amend any such agreements; and to do and perform all other acts and things deemed by such officer to be necessary, convenient or proper to carry out any of the foregoing; and be it

                  FURTHER RESOLVED, that all that any officer shall have done or may do in the premises is hereby ratified and approved; and be it

                  FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or recission shall have been received by LESSOR and that receipt of such notice shall not effect any action taken or loans or advances made by LESSOR prior thereto and LESSOR is authorized to rely upon said resolutions until receipt by it of written notice of any change; and be it

                  FURTHER RESOLVED, that the Secretary be and is hereby authorized and directed to certify to LESSOR that the foregoing resolutions and provisions thereof are in conformity with the Charter and By-Laws of this Corporation."

     I do further certify that the Lease Agreement entered into by the Corporation and LESSOR concerning the following items of personal property:

Siemens Information and Communication Networks, Inc. Designated Product plus Peripheral Equipment is one of the agreements referred to in said resolutions and was duly executed pursuant thereto and there are no restrictions imposed by the Charter or By-Laws of the Corporation restricting the power or authority of the Board of Directors of the Corporation to adopt the foregoing resolutions or upon the Corporation or its officers to act in accordance therewith.

     I do further certify that the following are names and specimen signatures of officers of the Corporation empowered and authorized by the above resolutions, each of which has been duly elected to hold and currently holds the office of the Corporation set opposite his name:

    NAME                          OFFICE                          SIGNATURE
    ----                          ------                          ---------

IN WITNESS WHEREOF I have hereunto set my hand and affixed the seal of the Corporation this 30 day of Nov 1998.

(SEAL)                       -----------------------------------------------
                             Secretary of HIGHPOINT INTERNATIONAL,TELECOM, INC. (FORMERLY HIGHPOINT CAPITAL, INC.)

                                                                                                                  Matthew Dickstein
                 This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code            DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
File No. Orig.               1A. Date at Filing of Orig.    1B. Date of                  1C. Place of Filing Orig.
Financing Statement 1A.      Financing Statement            Orig. Financing Statement    Financing Statement STATE OF CALIFORNIA
05060505                               2/10/97                      11/6/96
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR (Last Name First)                                                                    2A. Social Security No., Federal Tax No.
     INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC                                     72-1280590
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address                                                          2C. City, State                             2D.Zip Code
l POYDRAS ST.,    675 ONE SHELL             SQUARE                      NEW ORLEANS,        LA                              70139
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL DEBTOR (If Any) (Last Name First)                                                       3A, Social Security No., Federal
Tax No.
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address                                                         3C. City, State                              3D. Zip Code
SECURED PARTY         TELECOMMUNICATIONS FINANCE GROUP                                                  4A Social Security No.,
                                                                                                        Federal Tax No.
      NAME                                                                                              or Bank Transit and A.B.A.
                                                                                                        No.
      MAILING ADDRESS 400 RINEHART ROAD                                                                     52-2122392
      CITY LAKE MARY                               STATE FL                       ZIPCODE 32746
------------------------------------------------------------------------------------------------------------------------------------
ASSIGNEE OF SECURED PARTY (If Any)                                                                      5A Social Security No.,
                                                                                                        Federal Tax No.
      NAME                                                                                              or Bank Transit and A.B.A.
                                                                                                        No.
      MAILING ADDRESS

      CITY                                   STATE                     ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
A   [ ]  CONTINUATION-The  original  Financing  Statement  between the foregoing Debtor and  Secured Party bearing the file  number
         and date shown above is continued. If collateral is crops or timber, check here   [ ]   and Insert description of real
         property on  which growing or to be grown in item 7 below,
------------------------------------------------------------------------------------------------------------------------------------
B   [ ]  RELEASE-From the collateral described  In  the  Financing  Statement bearing the file  number  shown  above,  the  Secured
         Party releases  the collateral described in item 7 below.
------------------------------------------------------------------------------------------------------------------------------------
C   [ ]  ASSIGNMENT-The  Secured Party certifies that the Secured Party has assigned to the Assignee above named,  all the Secured C
         Party's  rights under the  Financing  Statement  bearing the file number shown above In the  collateraldescribed  in Item 7 below.
------------------------------------------------------------------------------------------------------------------------------------
D   [ ]  TERMINATION-The  Secured Party  certifies that the  Secured Party no longer claims a security interest under the Financing
         Statement bearing the file number shown above.
------------------------------------------------------------------------------------------------------------------------------------
E   [X]  AMENDMENT-The  Financing  Statement bearing the file number shown above is amended as set forth in item 7 below. (Signature of Debtor required on all amendments.)
------------------------------------------------------------------------------------------------------------------------------------
F   [ ]  OTHER
------------------------------------------------------------------------------------------------------------------------------------
NEW DEBTOR IS AS FOLLOWS:
      HIGHPOINT INTERNATIONAL TELECOM, INC. - FEIN: 91-1917016
      1890 SHORELINE BLVD.
      MOUNTAIN VIEW, CA 94043-1320

THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.
(SITE: LOS ANGELES, CA)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            9. This Space for Use of Filing Officer
                            (Date)    Nov 30                1998                                        (Date, Time, Filing Office)
                                  --------------------        --
       HIGHPOINT INTERNATIONAL TELECOM, INC.

 By
    ----------------------------------------------------------------------------
             SIGNATURE (S) OF DEBTOR(S)                         (TITLE)
 TELECOMMUNICATIONS FINANCE GROUP

 By:
    ---------------------------------------------------------------------------
             SIGNATURE (S) OF SECURED PARTY (IES)               (TITLE)
--------------------------------------------------------------------------------
1O.                            Return Copy to
             TELECOMMUNICATIONS FINANCE GROUP
             400 RINEHART RD.
             LAKE MARY, FL 32746
             ATTN: J. KEYS (A-5)
                                                                    UNIFORM COMMERCIAL CODE-FORM UCC-2
                                                                             Printed  by UCC
                                                                         Control-Libra Soft, Inc.
(1) FILING OFFICER COPY  Approved by the Secretary of State  229 Johnson St., Suite C, Santa Fe, NM 87501

                                                                                                                  Matthew Dickstein
                 This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code            DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
File No. Orig.               1A. Date at Filing of Orig.    1B. Date of                  1C. Place of Filing Orig.
Financing Statement 1A.      Financing Statement            Orig. Financing Statement    Financing Statement  LOS ANGELES COUNTY
7-360980                               3/11/97                      11/6/96
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR (Last Name First)                                                                    2A. Social Security No., Federal Tax No.
     A INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC                                     72-1280590
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address                                                          2C. City, State                             2D.Zip Code
l POYDRAS ST.,    675 ONE SHELL             SQUARE                      NEW ORLEANS,        LA                              70139
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL DEBTOR (If Any) (Last Name First)                                                       3A, Social Security No., Federal
Tax No.
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address                                                         3C. City, State                              3D. Zip Code
SECURED PARTY         TELECOMMUNICATIONS FINANCE GROUP                                                  4A Social Security No.,
                                                                                                        Federal Tax No.
      NAME                                                                                              or Bank Transit and A.B.A.
                                                                                                        No.
      MAILING ADDRESS 400 RINEHART ROAD                                                                     52-2122392
      CITY LAKE MARY                               STATE FL                       ZIPCODE 32746
------------------------------------------------------------------------------------------------------------------------------------
ASSIGNEE OF SECURED PARTY (If Any)                                                                      5A Social Security No.,
                                                                                                        Federal Tax No.
      NAME                                                                                              or Bank Transit and A.B.A.
                                                                                                        No.
      MAILING ADDRESS

      CITY                                   STATE                     ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
A   [ ]  CONTINUATION-The  original  Financing  Statement  between the foregoing Debtor and  Secured Party bearing the file  number
         and date shown above is continued. If collateral is crops or timber, check here   [ ]   and Insert description of real
         property on  which growing or to be grown in item 7 below,
------------------------------------------------------------------------------------------------------------------------------------
B   [ ]  RELEASE-From the collateral described  In  the  Financing  Statement bearing the file  number  shown  above,  the  Secured
         Party releases  the collateral described in item 7 below.
------------------------------------------------------------------------------------------------------------------------------------
C   [ ]  ASSIGNMENT-The  Secured Party certifies that the Secured Party has assigned to the Assignee above named,  all the Secured C
         Party's  rights under the  Financing  Statement  bearing the file number shown above In the  collateraldescribed  in Item 7 below.
------------------------------------------------------------------------------------------------------------------------------------
D   [ ]  TERMINATION-The  Secured Party  certifies that the  Secured Party no longer claims a security interest under the Financing
         Statement bearing the file number shown above.
------------------------------------------------------------------------------------------------------------------------------------
E   [X]  AMENDMENT-The  Financing  Statement bearing the file number shown above is amended as set forth in item 7 below. (Signature of Debtor required on all amendments.)
------------------------------------------------------------------------------------------------------------------------------------
F   [ ]  OTHER
------------------------------------------------------------------------------------------------------------------------------------
NEW DEBTOR IS AS FOLLOWS:
      HIGHPOINT INTERNATIONAL TELECOM, INC. - FEIN: 91-1917016
      1890 SHORELINE BLVD.
      MOUNTAIN VIEW, CA 94043-1320

THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.
(SITE: LOS ANGELES, CA)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            9. This Space for Use of Filing Officer
                            (Date)    Nov 30                1998                                        (Date, Time, Filing Office)
                                  --------------------        --
       HIGHPOINT INTERNATIONAL TELECOM, INC.

 By
    ----------------------------------------------------------------------------
             SIGNATURE (S) OF DEBTOR(S)                         (TITLE)
 TELECOMMUNICATIONS FINANCE GROUP

 By:
    ---------------------------------------------------------------------------
             SIGNATURE (S) OF SECURED PARTY (IES)               (TITLE)
--------------------------------------------------------------------------------
1O.                          Return Copy to
             TELECOMMUNICATIONS FINANCE GROUP
             400 RINEHART RD.
             LAKE MARY, FL 32746
             ATTN: J. KEYS (A-5)
                                                                    UNIFORM COMMERCIAL CODE-FORM UCC-2
                                                                             Printed  by UCC
                                                                         Control-Libra Soft, Inc.
(1) FILING OFFICER COPY  Approved by the Secretary of State  229 Johnson St., Suite C, Santa Fe, NM 87501

                This STATEMENT is presented for filing pursuant to Chapter 9 of the Louisiana Commercial Laws DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
File No. of Orig.            1A. Date at Filing of Orig.    1B. Date of                  1C. Place of Filing Orig.
Financing Statement          Financing Statement            Orig. Financing Statement    Financing Statement
7-360980                               3/11/97                      11/6/96               Los Angeles County
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR (LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                                              2A. SS# OR EMPLOYER I.D. NO.

ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC                                     72-1280590
------------------------------------------------------------------------------------------------------------------------------------
2B.Mailing Address                                                          2C. City, State                             2D.Zip Code
701 POYDRAS ST., 675 ONE SHELL SQUARE                                       NEW ORLEANS, LA                                  70139
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL DEBTOR (IF ANY)(LAST NAME FIRST)                                                      3A. SS# OR EMPLOYER I.D. NO

------------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                                                         3C. City, State                             3D.Zip Code

------------------------------------------------------------------------------------------------------------------------------------
SECURED PARTY         TELECOMMUNICATIONS FINANCE GROUP                                              4A. SS# OR EMPLOYER I.D. NO.
                                                                                                            52-2122392
NAME
MAILING ADDRESS     400 RINEHART ROAD
CITY          LAKE MARY                                STATE     FL                                      ZIP CODE  32746
------------------------------------------------------------------------------------------------------------------------------------
ASSIGNEE OF SECURED PARTY (IF ANY)                                                                   5A. SS# OR EMPLOYER I.D. NO.
NAME
MAILING ADDRESS
CITY                                                   STATE                                             ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------ORIGINAL FINANCING STATEMENT--------------------------------------------------------
6A. FILE NO. OF ORIGINAL FINANCING STATEMENT  6B, PRE-CHAPTER 9 ENTRY NO.  6C. PARISH IN WHICH FILED   6D. DATE OF ORIGINAL FILING
36-114237                                                                  PARISH OF ORLEANS, LA                 1/22/97
------------------------------------------------------------------------------------------------------------------------------------
7. TYPE OF ACTION (Check only one)
     A   [ ]  CONTINUATION-  The original  Financing  Statement  between the Debtor and Secured  Party bearing the file number shown above is still effective.
     B   [ ]  RELEASE- The Secured Party releases the collateral  described in Item No. 8 below from the Financing Statement bearing the number shown above.
     C   [ ]  PARTIAL  ASSIGNMENT-  Some or the secured party's rights under the Financing  Statement  bearing the file number shown above have been assigned to the assignee above Named. A description of the collateral subject to the assignment is set forth in Item No. 8 below.
     D   [ ]  ASSIGNMENT-  The Secured  Party has  assigned to the  Assignee  above named all the Secured  Party's  rights under the
              Financing Statement bearing the file number shown above.
     E   [ ]  TERMINATION-  The Secured Party no longer claims a security  interest under the Financing  Statement  bearing the file number shown above.
     F   [X]  AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in Item No. 8 below.
     G   [ ]  OTHER
                   ----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8. DESCRIPTION (Required for Release, Assignment, Amendment and Reinscription of Pre-Chapter 9 Filings)
NEW DEBTOR IS AS FOLLOWS:
     HIGHPOINT INTERNATIONAL TELECOM, INC. FEIN: 91-1917016
     1890 SHORELINE BLVD.
     MOUNTAIN VIEW, CA 94043-1320

THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.

(SITE: LOS ANGELES, CA)

------------------------------------------------------------------------------------------------------------------------------------
9. SIGNATURE (S) OF DEBTOR (S) IF REQUIRED                                              12. THIS SPACE FOR USE OF FILING OFFICER
   HIGHPOINT INTERNATIONAL TELECOM, INC.                                                   (DATE, TIME, ENTRY # AND FILING OFFICER)

-------------------------------------------------------------------------------
                           PARTY (IES) (if applicable)
   TELECOMMUNICATIONS FINANCE GROUP

--------------------------------------------------------------------------------
11. Return copy to:

NAME TELECOMMUNICATIONS FINANCE GROUP

ADDRESS    400 RINEHART RD.
           LAKE MARY, FL 32746
ZIP CODE CITY, STATE ATTN: J. KEYS (A-5)                                       ----------------------------------------------------
-------------------------------------------------------------------------------
                                                                                        13. Number of additional sheets presented 0
                                                                               ----------------------------------------------------
LOUISIANA APPROVED FORM UCC-3 SECRETARY OF STATE W. FOX McKEITHEN (REV. 1/92)

         (1) FILING OFFICER COPY

  This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.     3 Maturity date (if any):
                                                                                                                DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and address (es)  2. Secured Party (ies) and address (es)  For Filing Officer (Date, Time,
                                                                                          Number, and Filing
ATHENA INTERNATIONAL LTD.                       TELECOMMUNICATIONS FINANCE                       Office)
LIABILITY CO.                                   GROUP
701 POYDRAS ST., 675 ONE SHELL                  400 RINEHART ROAD
NEW ORLEANS, LA 70139                           LAKE MARY, FL 32746
FEIN: 72-1280590                                FEIN: 52-2122392
---------------------------------------------------------------------------------------
4. This statement refers to original Financing Statement bearing File No.  942086285

   Filed with Secretary of State, CO Date Filed     11/21/94
------------------------------------------------------------------------------------------------------------------------------------
5. [ ] Continuation.     The original financing statement between the foregoing Debtor and Secured Party,  bearing file number shown above, is still effective.
6. [ ] Termination.      Secured party no longer claims a security interest under the financing  statement bearing file number shown above.
7. [ ] Assignment.       The secured  party's  right under the financing  statement  bearing file number shown above to the properly described in Item 10 have been assigned to the Assignee whose name and address appears in Item 10.
8. [X] Amendment         Financing Statement bearing file number shown above is amended as set forth in item 10.
9. [ ] Partial Release   Secured Party releases the collateral described in Item 10 from the financing statement bearing file number shown above.
------------------------------------------------------------------------------------------------------------------------------------
10. NEW DEBTOR IS AS FOLLOWS:
        HIGHPOINT INTERNATIONAL TELECOM, INC.                           - FEIN: 91-1917016
        1890 SHORELINE BLVD.
        MOUNTAIN VIEW, CA 94043-1320

     THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.
     (SITE: DENVER, CO)
                                                                                 No. of additional Sheets presented: 0
------------------------------------------------------------------------------------------------------------------------------------
HIGHPOINT INTERNATIONAL TELECOM, INC.                                                TELECOMMUNICATIONS FINANCE GROUP

-----------------------------------------------------------------------              -----------------------------------------------
By:                                                                                  By:
   --------------------------------------------------------------------              -----------------------------------------------
   Signature(s) Of Debtor(s) (necessary only if item 8 is applicable).                  Signature(s) of Secured Party (ies)

                                                  STANDARD FORM-FORM UCC-3


                This STATEMENT is presented for filing pursuant to Chapter 9 of the Louisiana Commercial Laws DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
1A. DEBTOR (LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                                              1B. SS# OR EMPLOYER I.D. NO.

ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC                                     72-1280590
------------------------------------------------------------------------------------------------------------------------------------
701 POYDRAS ST., 675 ONE SHELL SQUARE                                            NEW ORLEANS, LA 70139
------------------------------------------------------------------------------------------------------------------------------------
2A. ADDITIONAL DEBTOR (IF ANY)(LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                              2B. SS# OR EMPLOYER I.D. NO.

------------------------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
3A. ADDITIONAL DEBTOR DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                         3B. SS# OR EMPLOYER I.D. NO.

------------------------------------------------------------------------------------------------------------------------------------
3C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
4A. SECURED PARTY                             SECURED PARTY INFORMATION                                4B. SS# OR EMPLOYER I.D. NO.

TELECOMMUNICATIONS FINANCE GROUP                                                                      52-2122392
------------------------------------------------------------------------------------------------------------------------------------
4C. MAILING ADDRESS

400 RINEHART ROAD                                                                LAKE MARY, FL 32746
------------------------------------------------------------------------------------------------------------------------------------
5A. ASSIGNEE OF SECURED PARTY (IF ANY)                                                                5B. SS# OR EMPLOYER I.D. NO.

------------------------------------------------------------------------------------------------------------------------------------
5C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------ORIGINAL FINANCING STATEMENT--------------------------------------------------------
-----------------------------------------------                            --------------------------------------------------------
6A. FILE NO. OF ORIGINAL FINANCING STATEMENT  6B., PRE-CHAPTER 9 ENTRY NO.  6C. PARISH IN WHICH FILED   6D. DATE OF ORIGINAL FILING
36-108564                                                                  PARISH OF ORLEANS, LA                 7/15/96
------------------------------------------------------------------------------------------------------------------------------------
7. TYPE OF ACTION (Check only one)
     A   [ ]  CONTINUATION-  The original  Financing  Statement  between the Debtor and Secured  Party bearing the file number shown above is still effective.

     B   [ ]  RELEASE- The Secured Party releases the collateral  described in Item No. 8 below from the Financing Statement bearing the number shown above.

     C   [ ]  PARTIAL  ASSIGNMENT-  Some of the secured party's rights under the Financing  Statement  bearing the file number shown above have been assigned to the assignee above named. A description of the collateral subject to the assignment is set forth in Item No. 8 below.

     D   [ ]  ASSIGNMENT-  The Secured  Party has  assigned to the  Assignee  above named all the Secured  Party's  rights under the
              Financing Statement bearing the file number shown above.

     E   [ ]  TERMINATION-  The Secured Party no longer claims a security  interest under the Financing  Statement  bearing the file number shown above.

     F   [X]  AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in Item No. 8 below.
     G   [ ]  OTHER
                   ----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8. DESCRIPTION (Required for Release, Assignment, Amendment and Reinscription of Pre-Chapter 9 Filings)
NEW DEBTOR IS AS FOLLOWS:
     HIGHPOINT INTERNATIONAL TELECOM, INC.
     1890 SHORELINE BLVD.
     MOUNTAIN VIEW, CA 94043-1320

     FEIN: 91-1917016

THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.

(SITE: NEW YORK, NY)


------------------------------------------------------------------------------------------------------------------------------------
9. SIGNATURE(S) OF DEBTOR(S) IF REQUIRED                                                12. THIS SPACE FOR USE OF FILING OFFICER
   HIGHPOINT INTERNATIONAL TELECOM, INC.                                                   (DATE, TIME, ENTRY # AND FILING OFFICER)

   illegible
-------------------------------------------------------------------------------
                           PARTY(IES) (if applicable)

10. SIGNATURE(S) OF SECURED

   TELECOMMUNICATIONS FINANCE GROUP

--------------------------------------------------------------------------------
11. Return copy to:

NAME       TELECOMMUNICATIONS FINANCE GROUP

ADDRESS    400 RINEHART RD.
           LAKE MARY, FL 32746
CITY, STATE ZIP CODE  ATTN: J. KEYS (A-5)                                       ----------------------------------------------------
-------------------------------------------------------------------------------
                                                                                        13. Number of additional sheets presented 0
                                                                               ----------------------------------------------------
LOUISIANA APPROVED FORM UCC-3 SECRETARY OF STATE W. FOX McKEITHEN (REV. 1/92)

         (1) FILING OFFICER COPY

  This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.     3 Maturity date (if any):
                                                                                                                DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and address (es)  2. Secured Party (ies) and address (es)  For Filing Officer (Date, Time,
                                                                                          Number, and Filing
ATHENA INTERNATIONAL LTD.                       TELECOMMUNICATIONS FINANCE                       Office)
LIABILITY CO. DBA ATHENA                        GROUP
INTERNATIONAL, LLC                              400 RINEHART ROAD
701 POYDRAS ST., 675 ONE SHELL                  LAKE MARY, FL 32746
NEW ORLEANS, LA 70139                           FEIN: 52-2122392
FEIN: 72-1280590
---------------------------------------------------------------------------------------
4. This statement refers to original Financing Statement bearing File No.  96PN32501

   Filed with NEW YORK COUNTY, NY  Date Filed     7/26/96
------------------------------------------------------------------------------------------------------------------------------------
5. [ ] Continuation.     The original financing statement between the foregoing Debtor and Secured Party,  bearing file number shown above, is still effective.
6. [ ] Termination.      Secured party no longer claims a security interest under the financing  statement bearing file number shown above.
7. [ ] Assignment.       The secured  party's  right under the financing  statement  bearing file number shown above to the properly described in Item 10 have been assigned to the Assignee whose name and address appears in Item 10.
8. [X] Amendment         Financing Statement bearing file number shown above is amended as set forth in item 10.
9. [ ] Partial Release   Secured Party releases the collateral described in Item 10 from the financing statement bearing file number shown above.
------------------------------------------------------------------------------------------------------------------------------------
10. NEW DEBTOR IS AS FOLLOWS:
        HIGHPOINT INTERNATIONAL TELECOM, INC.                           - FEIN: 91-1917016
        1890 SHORELINE BLVD.
        MOUNTAIN VIEW, CA 94043-1320

     THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.
     (SITE: NEW YORK, NY)
                                                                                 No. of additional Sheets presented: 0
------------------------------------------------------------------------------------------------------------------------------------
HIGHPOINT INTERNATIONAL TELECOM, INC.                                                TELECOMMUNICATIONS FINANCE GROUP

-----------------------------------------------------------------------              -----------------------------------------------
By:                                                                                  By:
   --------------------------------------------------------------------              -----------------------------------------------
   Signature(s) Of Debtor(s) (necessary only if item 8 is applicable).                  Signature(s) of Secured Party (ies)

                                                  STANDARD FORM-FORM UCC-3

                This STATEMENT is presented for filing pursuant to Chapter 9 of the Louisiana Commercial Laws DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
1A. DEBTOR (LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                                              1B. SS# OR EMPLOYER I.D. NO.

ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC                                     72-1280590
------------------------------------------------------------------------------------------------------------------------------------
701 POYDRAS ST., 675 ONE SHELL SQUARE                                            NEW ORLEANS, LA 70139
------------------------------------------------------------------------------------------------------------------------------------
2A. ADDITIONAL DEBTOR (IF ANY)(LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                             2B. SS# OR EMPLOYER I.D. NO.

------------------------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
3A. ADDITIONAL DEBTOR DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                         3B. SS# OR EMPLOYER I.D. NO.

------------------------------------------------------------------------------------------------------------------------------------
3C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
4A. SECURED PARTY                             SECURED PARTY INFORMATION                                4B. SS# OR EMPLOYER I.D. NO.

TELECOMMUNICATIONS FINANCE GROUP                                                                      52-2122392
------------------------------------------------------------------------------------------------------------------------------------
4C. MAILING ADDRESS

400 RINEHART ROAD                                                                LAKE MARY, FL 32746
------------------------------------------------------------------------------------------------------------------------------------
5A. ASSIGNEE OF SECURED PARTY (IF ANY)                                                                5B. SS# OR EMPLOYER I.D. NO.

------------------------------------------------------------------------------------------------------------------------------------
5C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------ORIGINAL FINANCING STATEMENT--------------------------------------------------------
-----------------------------------------------                            --------------------------------------------------------
6A. FILE NO. OF ORIGINAL FINANCING STATEMENT  6B. PRE-CHAPTER 9 ENTRY NO.  6C. PARISH IN WHICH FILED   6D. DATE OF ORIGINAL FILING
36-108564                                                                  PARISH OF ORLEANS, LA                 7/15/96
------------------------------------------------------------------------------------------------------------------------------------
7. TYPE OF ACTION (Check only one)
     A   [ ]  CONTINUATION-  The original  Financing  Statement  between the Debtor and Secured  Party bearing the file number shown above is still effective.

     B   [ ]  RELEASE- The Secured Party releases the collateral  described in Item No. 8 below from the Financing Statement bearing the number shown above.

     C   [ ]  PARTIAL  ASSIGNMENT-  Some of the secured party's rights under the Financing  Statement  bearing the file number shown above have been assigned to the assignee above Named. A description of the collateral subject to the assignment is set forth in Item No. 8 below.

     D   [ ]  ASSIGNMENT-  The Secured  Party has  assigned to the  Assignee  above named all the Secured  Party's  rights under the
              Financing Statement bearing the file number shown above.

     E   [ ]  TERMINATION-  The Secured Party no longer claims a security  interest under the Financing  Statement  bearing the file number shown above.

     F   [X]  AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in Item No. 8 below.
     G   [ ]  OTHER
                   ----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8. DESCRIPTION (Required for Release, Assignment, Amendment and Reinscription of Pre-Chapter 9 Filings)
NEW DEBTOR IS AS FOLLOWS:
     HIGHPOINT INTERNATIONAL TELECOM, INC.
     1890 SHORELINE BLVD.
     MOUNTAIN VIEW, CA 94043-1320

     FEIN: 91-1917016

THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.

(SITE: NEW YORK, NY)


------------------------------------------------------------------------------------------------------------------------------------
9. SIGNATURE(S) OF DEBTOR(S) IF REQUIRED                                               12. THIS SPACE FOR USE OF FILING OFFICER
   HIGHPOINT INTERNATIONAL TELECOM, INC.                                                   (DATE, TIME, ENTRY # AND FILING OFFICER)

  illegible
-------------------------------------------------------------------------------
SIGNATURE(S) OF SECURED PARTY (IES) (if applicable)
   TELECOMMUNICATIONS FINANCE GROUP

--------------------------------------------------------------------------------
11. Return copy to:

NAME          TELECOMMUNICATIONS FINANCE GROUP

ADDRESS       400 RINEHART RD.
CITY, STATE   LAKE MARY, FL 32746
ZIP CODE      ATTN: J. KEYS (A-5)                                               ----------------------------------------------------
-------------------------------------------------------------------------------
                                                                                        13. Number of additional sheets presented 0
                                                                                ----------------------------------------------------
LOUISIANA APPROVED FORM UCC-3 SECRETARY OF STATE W. FOX McKEITHEN (REV. 1/92)

         (1) FILING OFFICER COPY

                This STATEMENT is presented for filing pursuant to Chapter 9 of the Louisiana Commercial Laws DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
1A. DEBTOR {LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                                              1B. SS# OR EMPLOYER I.D. NO.

ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC                                     72-1280590
------------------------------------------------------------------------------------------------------------------------------------
701 POYDRAS ST., 675 ONE SHELL SQUARE                                            NEW ORLEANS, LA 70139
------------------------------------------------------------------------------------------------------------------------------------
A. ADDITIONAL DEBTOR (IF ANY)(LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                              2B. SS# OR EMPLOYER I.D. NO

------------------------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
3A. ADDITIONAL DEBTOR DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                         3B. SS# OR EMPLOYER I.D. NO

------------------------------------------------------------------------------------------------------------------------------------
3C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
4A. SECURED PARTY                             SECURED PARTY INFORMATION                                4B SS# OR EMPLOYER I.D. NO.

TELECOMMUNICATIONS FINANCE GROUP                                                                      52-2122392
------------------------------------------------------------------------------------------------------------------------------------
4C. MAILING ADDRESS

400 RINEHART ROAD                                                                LAKE MARY, FL 32746
------------------------------------------------------------------------------------------------------------------------------------
5A. ASSIGNEE OF SECURED PARTY (IF ANY)                                                                58. SS# OR EMPLOYER I.D. NO.

------------------------------------------------------------------------------------------------------------------------------------
5C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------ORIGINAL FINANCING STATEMENT--------------------------------------------------------
-----------------------------------------------                            --------------------------------------------------------
6A. FILE NO. OF ORIGINAL FINANCING STATEMENT  6B, PRE-CHAPTER 9 ENTRY NO.  6C. PARISH IN WHICH FILED   6D. DATE OF ORIGINAL FILING
36-114237                                                                  PARISH OF ORLEANS, LA                 1/22/97
------------------------------------------------------------------------------------------------------------------------------------
7. TYPE OF ACTION (Check only one)
     A   [ ]  CONTINUATION-  The original  Financing  Statement  between the Debtor and Secured  Party bearing the file number shown above is still effective.

     B   [ ]  RELEASE- The Secured Party releases the collateral  described in Item No. 8 below from the Financing Statement bearing the number shown above.

     C   [ ]  PARTIAL  ASSIGNMENT-  Some or the secured party's rights under the Financing  Statement  bearing the file number shown above have been assigned to the assignee above Named. A description of the collateral subject to the assignment is set forth in Item No. 8 below.

     D   [ ]  ASSIGNMENT-  The Secured  Party has  assigned to the  Assignee  above named all the Secured  Party's  rights under the
              Financing Statement bearing the file number shown above.

     E   [ ]  TERMINATION-  The Secured Party no longer claims a security  interest under the Financing  Statement  bearing the file number shown above.

     F   [X]  AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in Item No. 8 below.
     G   [ ]  OTHER
                   ----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8. DESCRIPTION (Required for Release, Assignment, Amendment and Reinscription of Pre-Chapter 9 Filings)
NEW DEBTOR IS AS FOLLOWS:
     HIGHPOINT INTERNATIONAL TELECOM, INC.
     1890 SHORELINE BLVD.
     MOUNTAIN VIEW, CA 94043-1320

     FEIN: 91-1917016

THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.

(SITE: LOS ANGELES, CA)


------------------------------------------------------------------------------------------------------------------------------------
9. SIGNATURE (S) OF DEBTOR (S) IF REQUIRED                                              12. THIS SPACE FOR USE OF FILING OFFICER
   HIGHPOINT INTERNATIONAL TELECOM, INC.                                                   (DATE, TIME, ENTRY # AND FILING OFFICER)


-------------------------------------------------------------------------------
                           PARTY (IES) (if applicable)
   TELECOMMUNICATIONS FINANCE GROUP

--------------------------------------------------------------------------------
11. Return copy to:

NAME TELECOMMUNICATIONS FINANCE GROUP

ADDRESS    400 RINEHART RD.
           LAKE MARY, FL 32746
ZIP CODE CITY, STATE ATTN: J. KEYS (A-5)                                        ----------------------------------------------------
-------------------------------------------------------------------------------
                                                                                        13. Number of additional sheets presented 0
                                                                                ----------------------------------------------------
LOUISIANA APPROVED FORM UCC-3 SECRETARY OF STATE W. FOX McKEITHEN (REV. 1/92)

         (1) FILING OFFICER COPY

                This STATEMENT is presented for filing pursuant to Chapter 9 of the Louisiana Commercial Laws DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
1A. DEBTOR {LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                                              1B. SS# OR EMPLOYER I.D. NO.

ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC                                     72-1280590
------------------------------------------------------------------------------------------------------------------------------------
701 POYDRAS ST., 675 ONE SHELL SQUARE                                            NEW ORLEANS, LA 70139
------------------------------------------------------------------------------------------------------------------------------------
A. ADDITIONAL DEBTOR (IF ANY)(LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                              2B. SS# OR EMPLOYER I.D. NO

------------------------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
3A. ADDITIONAL DEBTOR DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                         3B. SS# OR EMPLOYER I.D. NO

------------------------------------------------------------------------------------------------------------------------------------
3C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
4A. SECURED PARTY                             SECURED PARTY INFORMATION                                4B SS# OR EMPLOYER I.D. NO.

TELECOMMUNICATIONS FINANCE GROUP                                                                      52-2122392
------------------------------------------------------------------------------------------------------------------------------------
4C. MAILING ADDRESS

400 RINEHART ROAD                                                                LAKE MARY, FL 32746
------------------------------------------------------------------------------------------------------------------------------------
5A. ASSIGNEE OF SECURED PARTY (IF ANY)                                                                58. SS# OR EMPLOYER I.D. NO.

------------------------------------------------------------------------------------------------------------------------------------
5C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------ORIGINAL FINANCING STATEMENT--------------------------------------------------------
-----------------------------------------------                            --------------------------------------------------------
6A. FILE NO. OF ORIGINAL FINANCING STATEMENT  6B, PRE-CHAPTER 9 ENTRY NO.  6C. PARISH IN WHICH FILED   6D. DATE OF ORIGINAL FILING
36-114237                                                                  PARISH OF ORLEANS, LA                 1/22/97
------------------------------------------------------------------------------------------------------------------------------------
7. TYPE OF ACTION (Check only one)
     A   [ ]  CONTINUATION-  The original  Financing  Statement  between the Debtor and Secured  Party bearing the file number shown above is still effective.

     B   [ ]  RELEASE- The Secured Party releases the collateral  described in Item No. 8 below from the Financing Statement bearing the number shown above.

     C   [ ]  PARTIAL  ASSIGNMENT-  Some or the secured party's rights under the Financing  Statement  bearing the file number shown above have been assigned to the assignee above Named. A description of the collateral subject to the assignment is set forth in Item No. 8 below.

     D   [ ]  ASSIGNMENT-  The Secured  Party has  assigned to the  Assignee  above named all the Secured  Party's  rights under the
              Financing Statement bearing the file number shown above.

     E   [ ]  TERMINATION-  The Secured Party no longer claims a security  interest under the Financing  Statement  bearing the file number shown above.

     F   [X]  AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in Item No. 8 below.
     G   [ ]  OTHER
                   ----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8. DESCRIPTION (Required for Release, Assignment, Amendment and Reinscription of Pre-Chapter 9 Filings)
NEW DEBTOR IS AS FOLLOWS:
     HIGHPOINT INTERNATIONAL TELECOM, INC.
     1890 SHORELINE BLVD.
     MOUNTAIN VIEW, CA 94043-1320

     FEIN: 91-1917016

THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.

(SITE: LOS ANGELES, CA)


------------------------------------------------------------------------------------------------------------------------------------
9. SIGNATURE (S) OF DEBTOR (S) IF REQUIRED                                              12. THIS SPACE FOR USE OF FILING OFFICER
   HIGHPOINT INTERNATIONAL TELECOM, INC.                                                   (DATE, TIME, ENTRY # AND FILING OFFICER)


-------------------------------------------------------------------------------
                           PARTY (IES) (if applicable)
   TELECOMMUNICATIONS FINANCE GROUP

--------------------------------------------------------------------------------
11. Return copy to:

NAME TELECOMMUNICATIONS FINANCE GROUP

ADDRESS    400 RINEHART RD.
           LAKE MARY, FL 32746
ZIP CODE CITY, STATE ATTN: J. KEYS (A-5)                                       ----------------------------------------------------
-------------------------------------------------------------------------------
                                                                                        13. Number of additional sheets presented 0
                                                                               ----------------------------------------------------
LOUISIANA APPROVED FORM UCC-3 SECRETARY OF STATE W. FOX McKEITHEN (REV. 1/92)

         (1) FILING OFFICER COPY

                                 LEASE AGREEMENT

     This LEASE AGREEMENT, is effective on October 31, 1996 between TELECOMMUNICATIONS FINANCE GROUP (hereinafter "Lessor"), and ATHENA INTERNATIONAL LTD. LIABILITY CO. dba ATHENA INTERNATIONAL, LLC, a Louisiana LLC corporation with its principal office located at 701 Poydras St., 675 One Shell Square, New Orleans, LA 70139, (hereinafter "Lessee"). Louisiana LLC

           1.     Lease

                  Lessor, subject to the conditions set forth in Section 25 hereof, agrees to lease to Lessee and Lessee agrees to lease from Lessor hereunder, those items of personal property (the "equipment") which are described on Schedule I of Exhibit A hereto and amendments to Schedule 1. Lessee agrees to execute and deliver to Lessor a certificate of delivery and acceptance in substantively the form of Exhibit A hereto (a "Delivery Certificate") immediately after Turnover of the equipment, and such execution shall constitute Lessee's irrevocable acceptance of such items of equipment for all purposes of this Lease. The Delivery Certificate shall constitute a part of this Lease to the same extent as if the provisions thereof were set forth herein.

           2.     Definitions

                  "Amortization Deductions" as defined in Section 11 (b) (1) hereof.

                  "Appraisal Procedure" shall mean the following procedure for determining the Fair Market Sale Value of any item of equipment. If either Lessor or Lessee shall request by notice (the "Appraisal Request") to the other that such value be determined by the Appraisal Procedure, (i) Lessor and Lessee shall, within 15 days after the Appraisal Request, appoint an Independent appraiser mutually satisfactory to them, or (ii) if the parties are unable to agree on a mutually acceptable appraiser within such time, Lessor and Lessee each appoint one independent appraiser (provided that if either party hereto fails to notify the other party hereto of the identity of the independent appraiser chosen by it within 30 days after the Appraisal Request, the determination of such value shall be made by the independent appraiser chosen by such other party), and (iii) if such appraisers cannot agree on such value within 20 days after their appointment and if one appraisal is not within 5% of the other appraisal, Lessor and Lessee shall choose a third independent appraiser mutually satisfactory to them (or, if they fall to agree upon a third appraiser within 25 days after the appointment of the two appraisers, such third independent appraiser shall within 20 days thereafter be appointed by the American Arbitration Association). such value shall be determined by such third independent appraiser within 20 days after his appointment, after consultation with the other two Independent appraisers. If the first two appraisals are within 5% of each other, then the average of the two appraisals shall be the Fair Market Sale Value. The fees and expenses of all appraisers shall be paid by Lessee.

                  "Business Day" shall mean a day other than a Saturday, Sunday or legal holiday under the laws of the State of Florida.

                  "Code" shall mean the Internal Revenue Code of 1954, as amended, or any comparable successor law.

                  "Commencement Date" as defined in Section 3 hereof.

                  "Default" shall mean any event or condition which after the giving of notice or lapse of time or both would become an Event of Default.

                  "Delivery   Certificate"  as  defined  in  Section  1  hereof.
                  "Equipment" as defined in Section 1 hereof.

                  "Event of Default" as defined in Section 18 hereof.

                  "Event of Loss" shall mean, with respect to any item of equipment, the actual or constructive total loss of such item of equipment or the use thereof, due to theft, destruction, damage beyond repair or rendition thereof permanently unfit for normal use from any reason, whatsoever, or the condemnation, confiscation or seizure of, or requisition of title to or use of, such item of equipment.

                  "Fair Market Sale Value" shall, at any time with respect to any item of equipment, be equal to the sale value of such item of equipment which would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer-user (other than a lessee currently in possession or a used equipment or scrap dealer). For purposes of Section 7(b) hereof, Fair Market Sale Value shall be determined by (i) an independent appraiser (at Lessee's expense) selected by Lessor or (ii) by the Appraisal Procedure if the Appraisal Request is made at least 90 days (but not more than 360 days) prior to the termination or expiration of the Lease Term, as the case may be, which determination shall be made (a) without deduction for any costs or expenses of dismantling or removal; and (b) on the assumption that such item of equipment is free and dear of all Liens and is in the condition and repair in which it is required to be returned pursuant to Section 7 (a) hereof. For purposes of Section 19(c) hereof, Fair Market Sale Value shall be determined (at Lessee's expense) by an independent appraiser selected by Lessor, on an "as-is where-is" basis, without regard to the provisions of clauses
                  (a) and (b) above; provided that if Lessor shall have sold any item of equipment pursuant to Section 19(b) hereof prior to giving the notice referred to in Section 19(c) hereof, Fair Market Sale Value of such item of equipment shall be the net proceeds of such sale after deduction of all costs and expenses incurred by Lessor in connection therewith: provided further, that if for any reason Lessor is not able to obtain possession of any item of equipment pursuant to Section 19(a) hereof, the Fair Market Sale Value of such item of equipment shall be zero.

                  "Imposition" as defined in Section 11 (a) hereof.

               TFGLN001                                                4-

               (e) Financial Condition of the Lessee.

              The financial statements and any other financial information of Lessee heretofore furnished to Lessor are complete and correct and fairly present the financial condition of Lessee and the results of its operations for the respective periods covered thereby, there are no known contingent liabilities or liabilities for taxes of Lessee which are not reflected in said financial statements and since the date thereof, there has been no material adverse change in such financial condition or operations.

               (f) No Litigation.
              There is no action, suit, investigation or proceeding by or before any court, arbitrator, administrative agency or other governmental authority pending or threatened against or affecting Lessee (A) which involves the transactions contemplated by this Lease or the equipment; or
     (B) which, if adversely determined, could have a material adverse effect on the financial condition, business or operations of Lessee.

               (g) United States Source Income.

              No items of equipment shall be used in a way that results in the creation of an item of income to Lessor, the source of which for Federal Income Tax purposes is without the United States.

     9.       Liens.

              Lessee will not directly or indirectly create, incur, assume, suffer, or permit to exist any Lien on or with respect to the equipment.

     10.      Insurance.

              Lessee shall maintain at all times on the equipment, at its expense, property damage, direct damage and liability insurance in such amounts, against such risks in such form and with such insurers as shall be reasonably satisfactory to Lessor and any other Owner provided, that the amount of direct damage insurance shall not on any date be less than the greater of the full replacement value or the Stipulated Loss Value of the equipment as of such date. Each insurance policy will, among other things, name Lessor and any other Owner as an additional insured or as loss payee (as the case may be) as their interests may appear, require that the insurer give Lessor and any such Owner at least thirty (30) days prior written notice of any alteration in or cancellation of the terms of such policy, and require that the interest of Lessor and any such Owner continue to be insured regardless of any breach of or violation by Lessee of any warranties, declarations or conditions contained in such policy. Lessee shall furnish to Lessor and such Owner a certificate or other evidence satisfactory to Lessor that such insurance coverage is in effect provided, however, that Lessor and such Owner shall be under no duty to ascertain the existence or adequacy of such insurance.

      11.     Taxes.

              (a) General Tax Provisions.

          Lessee shall timely pay, and shall indemnify and hold Lessor harmless from and against, all fees, taxes (whether sales, use, excise, personal property or other taxes). Imposts, duties, withholdings, assessments and other governmental charges of whatever kind or character. however designated (together with any penalties, fines or interest thereon), all of the foregoing being herein collectively called "Impositions", which are at any time levied or imposed under this lease against Lessor, Lessee, this Lease, the equipment or any part thereof by any Federal, State, or Local Government or taxing authority in the United States or by any foreign government or any subdivision or taxing authority thereof upon, with respect to, as a result of or measured by (i) the equipment (or any part thereof), or this Lease or the interests of the Lessor therein; or (ii) the purchase, ownership, delivery, leasing, possession, maintenance, use, operation, return, sale or other disposition of the equipment or any Part thereof; or (iii) the rentals, receipts or earnings payable under this Lease or otherwise arising from the equipment or any part thereof; excluding, however. taxes based on or measured by the net income of Lessor that are imposed by (1) the United States of America, or (2) the State of Florida or any political subdivision of the State of Florida, or (3) any other State of the United States of America or any political subdivision of any such State in which Lessor is subject to impositions as the result (whether solely or in part) of business or transactions unrelated to this Lease. In case any report or return is required to be filed with respect to any obligation of Lessee under this Section or arising out of this Section, Lessee will notify Lessor of such requirement and make such report or return in such manner as shall be satisfactory to Lessor, provided, that the payment of any use taxes shall be made in such manner as specified by Lessor in writing to Lessee; or (iv) The provisions of this Section shall survive the expiration or earlier termination of this Lease.

               (b) Special Tax Provisions.

                      (1) The Owner of the items of equipment, shall be entitled to take into account in computing its Federal Income tax liability, Current Tax Rate and such deductions, credits, and other benefits as are provided by the Code to an owner of property, including, without limitation:

                      (A) Recovery  deductions  ("Recovery   Deductions")  under
     Section 168 (a) of the Code for each item of equipment in an amount determined, commencing with the 1997 taxable year, by multiplying the Owner's Cost of such item of equipment by the percentages applicable under
     Section 168 (b) of the Code with respect to "(5)-year property" within the meaning of Section 168 (c) (2) of the Code;

                      (B) Amortization of expenses ("Amortization Deductions") paid or to be paid by Owner in connection with this Lease at a rate no less rapid than straight line over the Lease Term.

           TFGLN001                                                     INITIAL

                  (ii) For the purposes of this Subsection 11 (b) only, the term "owner" shall include the "common parent" and all other corporations included in the affiliated group, within the meaning of Section 1504 of the Code (or any other successor section thereto), of which Owner is or becomes a member.

12.     Compliance with Laws: Operation and Maintenance,

        (a) Lessee will use the equipment in a careful and proper manner, will comply with and conform to all governmental laws, rules and regulations relating thereto, and will cause the equipment to be operated in accordance with the manufacturer's or supplier's instructions or manuals.

        (b) Lessee will, at its own expense, keep and maintain the equipment in good repair, condition and working order and furnish all parts, replacements, mechanisms, devices and servicing required therefore so that the value, condition and operating efficiency therefore will at all times be maintained and preserved, reasonable wear and tear excepted. Lessee will, at its own expense, perform all required acts necessary to maintain any manufacturer's warranties and guarantees respecting the equipment. All such repairs, parts, mechanisms, devices and replacements immediately, without further act, become the property of Lessor and part of the equipment.

        (c) Lessee will not make or authorize any improvement, change, addition or alteration to the equipment (1) If such improvement, change, addition or alteration will impair the originally intended function or use of the equipment or impair the value of the equipment as it existed immediately prior to such improvement, change, addition or alteration; or (ii) if any parts installed in or attached to or otherwise becoming a part of the equipment as a result of any such improvement, change, addition or alteration shall not be readily removable without damage to the equipment. Any part which is added to the equipment without violating the provisions of the immediately preceding sentence and which is not a replacement or substitution for any property which was a part of the equipment, shall remain the property of Lessee and may be removed by Lessee at any time prior to the expiration or earlier termination of the Lease Term. All such parts shall be and remain free and clear of any Liens. Any such part which is not so removed prior to the expiration or earlier termination of the Lease Term shall, without further act, become the property of Lessor.

13.     Inspection.

           Upon reasonable notice, Lessor or its authorized representatives may at any reasonable time or times inspect the equipment when it deems it necessary to protect its interest therein.

14.     Identification.

        Lessee shall, at its expense, attach to each item of equipment a notice satisfactory to Lessor disclosing Owner's ownership of such item of equipment.

15.     Personal Property.

        Lessee represents that the equipment shall be and at all times remain separately identifiable personal property. Lessee shall, at its expense, take such action (including the obtaining and recording of waivers) as may be necessary to prevent any third party from acquiring any right to or interest in the equipment by virtue of the equipment being deemed to be real property or a part of real property or a part of other personal property, and it at any time any person shall claim any such right or interest, Lessee shall, at its expense, cause such claim to be waived in wiring or otherwise eliminated to Lessor's satisfaction within 30 days after such claim shall have first become known to Lessee.

16.     Loss or Damage.

        (a) All risk of loss, theft, damage or destruction to the equipment or any part thereof, however incurred or occasioned, shall be borne by Lessee and, unless such occurrence constitutes an Event of Loss pursuant to paragraph (b) of this Section, Lessee shall promptly give Lessor written notice hereof and shall promptly cause the affected part or parts of the equipment to be replaced or restored to the condition and repair required to be maintained by Section 12 hereof.

        (b) If an Event of Loss with respect to any item of equipment shall occur, Lessee shall promptly give Lessor written notice thereof, and Lessee shall pay to Lessor as soon as it receives insurance proceeds with respect to said Event of Loss but in any event no later than 90 days after the occurrence of said Event of Loss an amount equal to the sum of (i) the Stipulated Loss Value of such item of equipment computed as of the , Rent Payment Date with respect to such item of equipment on or immediately preceding the date of the occurrence of such Event of Loss; and (ii) all rent and other amounts due and owing hereunder for such item of equipment on or prior to the Loss Payment Date. Upon payment of such amount to Lessor, the lease of such item of equipment hereunder shall terminate, and Lessor will transfer within forty days to Lessee, Lessor's right, title, if any, and interest in and to such item of equipment, on an "as-is, where-is" basis, without recourse and without representation or warranty, express or implied, other than a representation and warranty that such item of equipment is free and clear of any Lessor's Liens.

        (c) Any payments received at any time by Lessor or Lessee from any insurer with respect to loss or damage to the equipment shall be applied as follows: (1) If such payments are received with respect to o n Event of Loss they shall be paid to Lessor, but to the extent received by Lessor, they shall reduce as the ease may be, Levee's obligation to pay the amounts due to Lessor under Section 16 Co) hereof with respect to such Event of Loss; or (ii) if such payments are received with respect to any loss of or damage to the equipment other than an Event of Loss, such payments shall, unless a Default or Event of Default shall have occurred and be continuing, be paid over to Lessee to reimburse Lease for Its payment of the costs and expenses incurred by Lessee in replacing or restoring pursuant to Section 16 (a) hereof the Part or parts of the equipment which suffered such loss or damage.

TFGLNO01                     .6-                                           i~4~

17.     General Indemnity

        Lessee assumes liability for and shall indemnify, protect save and keep harmless Lessor. the partners comprising Lessor, its and their directors, officers employees, agents, servants, successors and assigns (an "indemnity") from and against any and all liabilities, obligation, losses, damages, penalties, claims, actions, suits, costs and expenses, including reasonable legal expenses, of whatsoever kind and nature, imposed on, incurred by or asserted against any indemnity. In any way relating to or arising out of this Lease or the enforcement hereof, or the manufacture, purchase, acceptance, rejection, rejection, ownership, possession, use, selection, delivery, lease, operation, condition, sale, return or other disposition of the equipment or any part thereof (including. without limitation, latent or other defects, whether or not discoverable by Lessee or any other person, any claim in tort whether or not for strict liability and any claim for Patent, trademark, copyright or other intellectual property infringement); provided, however, that Lessee shall not be required to indemnify any indemnity for loss or liability resulting from acts or events which occur after the equipment has been returned to Lessor in accordance with the Lease, or for loss or liability resulting solely from the willful misconduct or gross negligence of such indemnity. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

18.     Events or Default.

        The following events shall each constitute an event of default (herein called "Event of Default") under this Lease:

         (i) Lessee shall fail to execute and deliver to Lessor (or Lessor's agent) the "Delivery Certificate" within twenty, four (24) hours of Turnover of the equipment to Lessee.

        (ii) Lessee shall fail to commence lease payments on the first day of the month following the Commencement Date, or such other initiation of lease payments specified in Section 5 of this Lease.

        (iii) Lessee shall fail to make any payment of rent or other amount owing hereunder or otherwise after notice has been given that payment is past due; or

        (iv) Lessee shall fail to maintain the insurance required by Section 10 hereof or to perform or observe any of the covenants contained in Sections 21 or 22 hereof; or

        (v) Lessee shall fall to perform or observe any other covenant, condition or agreement to be performed or observed by it with respect to this Lease or any other agreement between Lessor and Lessee and such failure shall continue un-remedied for 30 days after the earlier of (a) the date on which Lessee obtains, or should have obtained knowledge of such failure; or (b) the date on which notice thereof shall be given by Lessor to Lessee; or

        (vi) Any representation or warranty made by Lessee herein or in any document, certificate or financial or other statement now or hereafter furnished Lessor in connection with this Lease shall prove at any time to have been untrue, incomplete or misleading in any material respect as of the time when made; or

        (vii) The entry of a decree or order for relief by a court having jurisdiction in respect of Lessee, adjudging Lessee a bankrupt or insolvent, or approving as properly filed a Petition seeking a reorganization, arrangement, adjustment or composition of or in respect of Lessee in an involuntary proceeding or case under the Federal bankruptcy laws. as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of Lessee or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order un-stayed and in effect for a Period of 30 days; or

        (viii) The institution by Lessee of proceedings to be adjudicated a bankruptcy or insolvent, or the consent by it to the institution of bankruptcy or insolvent, proceedings against it. or the commencement by Lessee of a voluntary pr6ceedlng or case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law. or the consent by it to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian,, trustee or sequestrator (or similar official) of Lessee or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors or the admission by it of its inability to pay its debts generally as they become due or its willingness to be adjudicated a bankrupt or the failure of Lessee generally to pay its debts as they become due or the taking of corporate action by Lessee in furtherance of any of the foregoing.

19.     Remedies

        If and Event of Default specified in Subsection 18(vii) or (viii) above shall occur, then, and in any such event, Lessor shall not be obligated to purchase or lease any of the equipment and this Lease shall, without any declaration or other action by Lessor, be in default. If an Event of Default, other than an Event of Default specified in Subsection 18(vii) or (viii) above, shall occur, Lessor may, at its option, declare this Lease to be in Default. At any time after this Lease is in default under the first sentence of this Section 19, Lessor has declared this Lease to be in default under the second sentence of this Section 19, Lessor and/or its representative may do any one or more of the following with respect to all of the equipment or any part thereof as Lessor in its sole discretion shall elect, to t he extent permitted by applicable law then in effect:

        (a) demand that Lessee, and Lessee shall at its expense upon such demand, return the equipment promptly to Lessor at such place in the continental United States of America as Lessor shall specify, or Lessor and/or its agents, at its option, may with or without entry upon the premises where the equipment is located and disable equipment, or make the equipment inoperable permanently or temporarily in Lessor's sole discretion, and/or take immediate possession of the equipment and remove the same by summary proceedings or otherwise, all without

TFGLN001                          -7-
liability for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or for disabling or otherwise:

        (b) sell the equipment at public or private sale, with or without notice, advertisement or publication, as Lessor may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle the equipment as Lessor in its sole discretion may determine, all free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for nay proceeds with respect thereto:

        (c) by written notice to Lessee specifying a payment date which shall be not earlier than 20 days after the date of such notice, demand that Lessee pay to Lessor, and Lessee pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, all accrued and unpaid rent for the equipment due on all Rent Payment Dates up to and including the payment date specified in such notice plus an amount (together with interest on such amount at the Late Charge Rate, from the payment date specified in such notice to the date of actual payment) equal to the excess, if any, of the Stipulated Loss Value of the equipment as of the payment date specified in such notice over the Fair Market Sale Value of the equipment as of such date;

        (d) Lessor may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease. Lessor is entitled to recover any amount that fully compensates the Lessor for any damage to or loss of the Lessor's residual interest in the equipment caused by the Lessee's default.

        In the event any present value discounting is applied, the discount rate used shall be the Federal Reserve Board Discount Rate.

        In addition, Lessee shall be liable for any and all unpaid rent and other amounts due hereunder before or during the exercise of any of the foregoing remedies and for all reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all reasonable costs and expenses incurred in connection with the placing of the equipment in the condition required by Section 12 hereof.

        No remedy referred to in this Section 19 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other remedies. No express or implied waiver by Lessor of an Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell or lease or otherwise use the equipment in mitigation of Lessor's damages or losses or which may otherwise limit or modify any of Lessor's rights or remedies under this Lease.

20.     Lessor's Right to Perform

        If Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of Its other agreements contained herein, Lessor may itself make such payment or perform or comply with such agreement, and the amount of such Payment and the amount of the reasonable expenses of Lessor incurred in connection with such Payment or the Performance of or compliance with such agreement, as the case may be, together with interest thereon at the Late Charge Rate, shall be deemed to be additional rent, payable by Lessee within 30 days of notice.

21.      LOCATION; ASSIGNMENT OR SUBLEASE; TITLE TRANSFER

        (a) LESSEE WILL NOT REMOVE THE EQUIPMENT FROM THE LOCATION  SPECIFIED IN
SCHEDULE I OF EXHIBIT A WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, SUCH CONSENT NOT TO BE UNREASONABLY WITHHELD, EXCEPT REMOVAL OUTSIDE THE CONTINENTAL U.S. IS NOT PERMITTED, THE EQUIPMENT SHALL AT ALL TIMES BE IN THE SOLE POSSESSION AND CONTROL OF LESSEE AND LESSEE WILL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, ASSIGN THIS LEASE OR ANY INTEREST HEREIN OR SUBLEASE OR OTHERWISE TRANSFER, ITS INTEREST IN ANY OF THE EQUIPMENT, AND ANY ATEMPTED ASSIGNMENT, SUBLEASE OR OTHER TRANSFER BY LESSEE IN VIOLATION OF THESE-PROVISIONS SHALL BE VOID.

        (b) LESSOR AND LESSEE ACKNOWLEDGE THAT LESSOR (i) MAY TRANSFER ITS INTEREST IN THE EQUIPMENT TO AN OWNER OTHER THAN LESSOR. LESSOR MAY CONTEMPORANEOUSLY THEREWITH LEASE THE EQUIPMENT BACK FROM SUCH OWNER, AND (ii) MAY ASSIGN THIS LEASE LESSEE HEREBY CONSENTS TO EACH OF THE ABOVE-DESCRIBED TRANSACTIONS. FURTHER LESSEE DOES HEREBY ACKNOWLEDGE (i) THAT ANY SUCH TRANSFER AND/OR ASSIGNMENT BY LESSOR DOES NOT MATERIALLY CHANGE LESSEE'S DUTIES AND
OBLIGATIONS HEREUNDER, (ii) THAT SUCH TRANSFER AND/OR ASSIGNMENT DOES NOT MATERIALLY INCREASE THE BURDENS OR RIGHTS IMPOSED ON THE LESSEE, AND (iii) THAT THE ASSIGNMENT IS PERMITTED EVEN IF THE ASSIGNMENT COULD BE DEEMED TO MATERIALLY AFFECT THE INTEREST OF THE LESSEE.

22.    Status Changes in Lessee

        will not without thirty (30) days prior written notice to Lessor, (a) enter into any transaction of merger or consolidation unless it is the surviving corporation or after giving effect to such merger or consolidation its net worth equals or exceeds that which existed prior to such merger or consolidation; or
(b) change the form of organization of its business: or (c) change its name or its chief place of business. Lessee must obtain Lessor's prior written concurrence before Lessee may undertake any actions to (a) liquidate, dissolve or any such similar action of the Lessee's organization, or (b) sell, transfer or otherwise dispose of all or any substantial part of Lessee's assets.

TFGLN00                            -8-

23.      Further Assurances; Financial Information.

        (a) Lessee will, at its expense, promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time reasonably request in order to establish and protect the rights, interests and remedies created or intended to be created in favor of Lessor hereunder, including, without limitation, the execution and filing of Uniform Commercial Code financing statements covering the equipment and proceeds therefrom in the jurisdictions in which the equipment is located from time to time. To the extent permitted by applicable law, Lessee hereby authorizes Lessor to file any such financing statements without the signature of Lessee.

        (b) Lessee will qualify to do business and remain qualified in good standing, in each Jurisdiction in which the equipment is from time to time located.

        (c) Lessee will furnish to Lessor as soon as available, but in any event not later than 90 days after the end of each fiscal year of Lessee, a consolidated balance sheet of Lessee as at the end of such fiscal year, and consolidated statements of income and changes in financial position of Lessee for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles applies on a basis consistently maintained throughout the period involved. These reports will not be disclosed to anyone other than the Lessor and/or the Owner as provided in Section 21 (b).

24.     Notices.

        All notices, demands and other communications hereunder shall be in writing, and shall be deemed to have been given or made when deposited in the United States mail, first class postage prepaid, addressed as follows or to such other address as any of the authorized representatives of the following entities may from time to time designate in writing to the other listed below:

               Lessor:        TELECOMMUNICATIONS FINANCE GROUP
                              400 Rinehart Road
                              Lake Mary, Florida 32746

               Lessee:        ATHENA INTERNATIONAL LTD. LIABILITY CO.
                              dba ATHENA INTERNATIONAL, LLC
                              708 Poydras St., 675 One Shell Square
                              New Orleans, LA 70138

25.       Conditions Precedent:

        (a) Lessor shall not be obligated to lease the items of equipment described herein to Lessee hereunder unless:

                       (i) Such Uniform Commercial Code financing statements covering equipment and proceeds therefrom and landlord and/or mortgagee waivers or disclaimers and/or severance agreements with respect to the items of equipment covered by this Lease as Lessor shall deem necessary or desirable in order to protect its interests therein shall have been duly executed and filed, at Lessee's expense, in such public offices as Lessor shall direct:

                        (ii) All representations and warranties of Lessee contained herein or in any document or certificate furnished Lessor in connection herewith shall be true and correct on and as of the date of this Lease with the same force and effect as if made on and as of such date; no Event of Default or Default shall be in existence on such date or shall occur as a result of the lease by Lessee of the equipment specified in Schedule 1 of Exhibit A:

                        (iii) In the sole judgment of Lessor, there shall have been no material adverse change in the financial condition or business of
      Lessee:

                        (iv) All proceedings to be taken in connection with the transactions contemplated by this Lease shall be satisfactory to Lessor's counsel and

                        (v) Lessor shall have received from Lessee, in form and substance satisfactory to it, such other documents and information as Lessor shall be satisfactory in form and substance to Lessor and its counsel;

                        (vii) No Change in Tax Law, which in the sole judgment of Lessor would adversely affect Lessor's Economics, shall have occurred or shall appear, in Lessor's good faith judgment, to be imminent.

26.      Software License.

         Reference is made to the form of Software Product License Agreement attached hereto as Exhibit B (the "License Document"). Lessor has arranged for the equipment manufacturer to grant a license to use the software as defined in the License Document in conjunction with the equipment leased hereunder in accordance with the terms of the License Document. The original license fee is contained in the lease rate. To avail itself of the license grant, Lessee must execute the License Document, upon Commencement of the Lease. "Buyer" and "Licensee" as used in the License Document are synonymous with lessee.

TFGLN001                            -9-                                 INITIAL

27.      LIMITATION OF LIABILITY.

              LESSOR SHALL NOT BE LIABLE FOR LOST PROFITS OR REVENUE, SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY NATURE OR FROM ANY CAUSE WHETHER BASED IN-CONTRACT OR TORT, INCLUDING NEGLIGENCE, OR OTHER LEGAL THEORY EVEN IF LESSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, LESSEE HEREBY AGREES THAT LESSOR WILL NOT BE LIABLE FOR ANY LOST PROFITS OR REVENUE OR FOR ANY CLAIM OR DEMAND AGAINST LESSEE BY ANOTHER PARTY.

      28.      Miscellaneous.

              (a) Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

              (b) No terms or provisions of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. No delay or failure on the part of Lessor to exercise any power or right hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof, or the exercise of any other power or right. After the occurrence of any Default or Event of Default, the acceptance by Lessor of any payment of rent or other sum owed by Lessee pursuant hereto shall not constitute a waiver by Lessor of such Default or Event of Default, regardless of Lessor's knowledge or lack of knowledge thereof at the time of acceptance of any such payment, and shall not constitute a reinstatement of this lease, if this Lease shall have been declared in default by Lessor pursuant to Section 18 hereof or otherwise, unless Lessor shall have agreed in writing to reinstate the Lease and to waive the Default or Event of Default.

     In the event Lessee tenders payment to Lessor by check or draft containing a qualified endorsement purporting to limit or modify Lessee's liability or obligations under this Lease, such qualified endorsement shall be of no force and effect even if Lessor processes the check or draft for payment.

              (c) This Lease with exhibits contains the full, final and exclusive statement of the agreement between Lessor and Lessee relating to the lease of the equipment.

              (d) This Lease shall constitute an agreement of an operating lease, and nothing herein shall be construed as conveying to Lessee any right, title or interest in the equipment except as Lessee only.

              (e) This Lease and the covenants and agreements contained herein shall be binding upon, and inure to the benefit of, Lessor and its successors and assigns and Lessee and, to the extent permitted by Section 21 hereof, its successors and assigns.

              (f) The headings of the Sections are for convenience of reference only, are not a part of this Lease and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

              (g) This Lease may be executed by the parties hereto on any number of separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

              (h) This Lease is deemed made and entered into in the State of Florida and shall be governed by and construed under and in accordance with the laws of the State of Florida as if both parties were residents of Florida.

             (i) Lessee hereby irrevocably consents and agrees that any legal action, suit, or proceeding arising out of or in any way in connection with this Lease shall be instituted or brought in the courts of the State of Florida, or the United States Courts for the District of Florida, and by execution and delivery of this Lease, Lessee hereby irrevocably accepts and submits to, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of any such court, and to all proceedings in such courts. Lessee irrevocably consents to service of any summons and/or legal process by registered or certified United States mail, postage prepaid, to Lessee at the address set forth in Section 24 hereof, such method of service to constitute, in every respect, sufficient and effective service of process in any legal action or proceeding. Nothing in this Lease shall affect the right to service of process in any other manner permitted by law or limit the right of Lessor to bring actions, suits or proceedings in the court of any other jurisdiction. Lessee further agrees that final judgment against it in any such legal action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of the liability.

TFGLN001                              -10-

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed as of the day and year first above written and its signature below Lessee expressly acknowledges that this Lease may not be modified unless done so in a writing signed by each of the parties hereto or their successors in interest.

                                   ATHENA INTERNATIONAL LTD. LIABILITY CO.
                                   dba  ATHENA    INTERNATIONAL,  LLC  (Lessee)

                                   By: /s/ Michael Landers
                                      -----------------------------------------
                                       Michael Landers, Exec. Managing Director
                                      -----------------------------------------
                                                (Name & Title)

                                  Date Signed: 11-5-96
                                              ---------------------------------
                                               Telecommunications Finance Group
                                               (Lessor)
                                  By:   CC Callaway
                                     ------------------------------------------
                                  Date Signed: 31 January 1997
                                     ------------------------------------------
                                             Authorized Representative

TFGLN001                              -.11-

      ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC
                               (LOS ANGELES, CA)
                     O. O1  SCHEDULE A (ORIGINAL LEASE VALUE)
                              STIPULATED LOSS VALUE

The stipulated Loss Value of any item of Equipment as of any Rent Payment Date with respect of such item of Equipment shall be determined by multiplying the Lessor's Value of such item of, Equipment by the percentage set forth below for such Rent Payment Date; provided that, any determination of Stipulated Loss value as of a date occurring, after the final Rent Payment Date with respect to such item of equipment, shall be made as of such final Rent Payment Date.

        After Rent
      Payment Number                               Percentage
           0                                       105.0000
           1                                       104.1089
           2                                       103.2055
           3                                       102.2898
           4                                       101.3616
           5                                       100.4208
           6                                        99.4672
           7                                        98.5008
           8                                        97.5214
           9                                        96.5288
          10                                        95.5230
          11                                        94.5038
          12                                        93.4710
          13                                        92.4247
          14                                        91.3644
          15                                        90.2903
          16                                        89.2021
          17                                        88.0997
          18                                        86.9829
          19                                        85.8517
          20                                        84.7057
          21                                        83.5450
          22                                        82.3694
          23                                        81.1786
          24                                        79.9726
          25                                        78.7512
          26                                        77.5143
          27                                        76.2617
          28                                        74.9932
          29                                        73.7087
          30                                        72.4080
          31                                        71.0910
          32                                        69.7574
          33                                        68.4073
          34                                        67.0402
          35                                        65.6562
          36                                        64.2550
          37                                        62.8364
          38                                        61.4003
          39                                        59.9466
          40                                        58.4749
          41                                        56.9852
          42                                        55.4773
          43                                        53.9510
          44                                        52.4061
          45                                        50.8424
 .         46                                        49.2597
          47                                        47.6578
          48                                        46.0366
          49                                        43.9792
          50                                        41.9021
          51                                        39.8050
          52                                        37.6878
          53                                        35.5502
          54                                        33.3921
          55                                        31.2133
          56                                        29.0134
          57                                        26.7925
          58                                        24.5501
          59                                        22.2862
          60                                        20.0000
10/31/96                                                                INITIAL

                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          DBA ATHENA INTERNATIONAL, LLC
                              SITE: LOS ANGELES, CA
                              ADDITION I - 06/02/97

                                   SCHEDULE A
                              STIPULATED LOSS VALUE

0.009166

The Stipulated Loss Value of any item of Equipment as of any Rent with respect of such item of Equipment shall be multiplying the Lessor's Value of such item of the percentage set forth below for such Rent Payment that, any determination of stipulated LOSS Value as occurring after the final Rent Payment Date with respect equipment, shall be made as of such final Rent Rent

       Number                                     Percentage
            0                                       105.0000
            1                                       104.0467
            2                                       103.0815
            3                                       102.1045
            4                                       101.1155
            5                                       100.1144
            6                                        99.1011
            7                                        98.0754
            8                                        97.0373
            9                                        95.9866
           10                                        94.9233
           11                                        93.8471
           12                                        92.7581
           13                                        91.6560
           14                                        90.5408
           15                                        89.4123
           16                                        88.2704
           17                                        87.1150
           18                                        85.9460
           19                                        84.7633
           20                                        83.5666
           21                                        82.3559
           22                                        81.1311
           23                                        79.8921
           24                                        78.6386
           25                                        77.3706
           26                                        76.0879
           27                                        74.7904
           28                                        73.4780
           29                                        72.1505
           30                                        70.8078
           31                                        69.4498
           32                                        68.0762
           33                                        66.6870
           34                                        65.2821
           35                                        63.8612
           36                                        62.4243
           37                                        60.9711
           38                                        59.5016
           39                                        58.0156
           40                                        56.5129
           41                                        54.9934
           42                                        53.4569
           43                                        51.9033
           44                                        50.3324
           45                                        48.7441
           46                                        47.1381
           47                                        45.5144
           48                                        43.8728
           49                                        41.7964            INITIAL
           50                                        39.7018
           51                                        37.5887
           52                                        35.4570
           53                                        33.3066
           54                                        31.1372
           55                                        28.9488
           56                                        26.7410
           57                                        24.5138
           58                                        22.2670
           59                                        20.O0O0

  This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.     3 Maturity date (if any):
                                                                                                                DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and address(es)  2. Secured Party(ies) and address (es)  For Filing Officer (Date, Time,
                                                                                          Number, and Filing Office)
ATHENA INTERNATIONAL LTD.                       TELECOMMUNICATIONS FINANCE
LIABILITY CO. DBA ATHENA                        GROUP
INTERNATIONAL, LLC                              400 RINEHART ROAD
701 POYDRAS ST., 675 ONE SHELL SQ.              LAKE MARY, FL 32746
NEW ORLEANS, LA 70139                           FEIN: 52-2122392
FEIN: 72-1280590
---------------------------------------------------------------------------------------
4. This statement refers to original Financing Statement bearing File No.  141556
   Filed with Secretary of State, NY Date Filed     7/16/96
------------------------------------------------------------------------------------------------------------------------------------
5. / / Continuation.     The original financing statement between the foregoing Debtor and Secured Party,  bearing file number shown above, is still effective.
6. / / Termination.      Secured party no longer claims a security interest under the financing  statement bearing file number shown above.
7. / / Assignment.       The secured  party's  right under the financing  statement  bearing file number shown above to the property described in Item 10 have been assigned to the assignee whose name and address appears in Item 10.
8. /X/ Amendment         Financing Statement bearing file number shown above is amended as set forth in Item 10.
9. / / Partial Release   Secured Party releases the collateral described in Item 10 from the financing statement bearing file number shown above.
------------------------------------------------------------------------------------------------------------------------------------
10. NEW DEBTOR IS AS FOLLOWS:
        HIGHPOINT INTERNATIONAL TELECOM, INC. - FEIN: 91-1917016
        1890 SHORELINE BLVD.
        MOUNTAIN VIEW, CA 94043-1320

     THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.
     (SITE: NEW YORK, NY)
                                                                                 No. of additional Sheets presented: 0
------------------------------------------------------------------------------------------------------------------------------------
HIGHPOINT INTERNATIONAL TELECOM, INC.                                            TELECOMMUNICATIONS FINANCE GROUP

----------------------------------------------------------------------           ---------------------------------------------------
By: Signature(s) Of Debtor(s) (necessary only if item 8 is applicable).             By:      Signature(s) of Secured Party(ies)


                                                  STANDARD FORM-FORM UCC-3


                     ATHENA INTERNATIONAL LTD. LIABILITY CO.

                          DBA ATHENA INTERNATIONAL, LLC

                          SITE: LOS ANGELES, CALIFORNIA

                             ADDITION II - 08/29/97

0.009166                            SCHEDULE A
                              STIPULATED LOSS VALUE

The stipulated Loss Value of any item of Equipment as of any Rent payment date with respect of such item of Equipment shall be multiplying the Lessor's Value of such item of equipment by the percentage set forth below for such Rent Payment date; provided that, any determination of Stipulated Loss Value as of a date occurring after the final Rent Payment Date with respect to such item equipment, shall be made as of such final Rent payment date.

 After Rent
Payment Number                                      Percentage
--------------                                      ----------
            0                                         105.0000
            1                                         103.9530
            2                                         102.8933
            3                                         101.8210
            4                                         100.7358
            5                                          99.6376
            6                                          98.5264
            7                                          97.4021
            8                                          96.2643
            9                                          95.1132
           10                                          93.9485
           11                                          92.7702
           12                                          91.5780
           13                                          90.3719
           14                                          89.1518
           15                                          87.9175
           16                                          86.6688
           17                                          85.4057
           18                                          84.1280
           19                                          82.8357
           20                                          81.5284
           21                                          80.2062
           22                                          78.8689
           23                                          77.5163
           24                                          76.1483
           25                                          74.7647
           26                                          73.3655
           27                                          71.9505
           28                                          70.5194
           29                                          69.0723
           30                                          67.6089
           31                                          66.1291
           32                                          64.6327
           33                                          63.1196
           34                                          61.5896
           35                                          60.0426
           36                                          58.4784
           37                                          56.8969
           38                                          55.2978
           39                                          53.6811
           40                                          52.0466
           41                                          50.3942
           42                                          48.7235
           43                                          47.0346
           44                                          45.3271
           46                                          41.8561
           47                                          40.0922
           48                                          38.3091
           49                                          36.0901
           50                                          33.8514
           51                                          31.5931
           52                                          29.3149
           53                                          27.0167
           54                                          24.6981
           55                                          22.3592
           56                                          20.0000

          AMENDMENT TO LEASE AGREEMENT DATED October 3l, 1996 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
     ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC
               FOR EQUIPMENT INSTALLED IN LOS ANGELES, CALIFORNIA

Effective December 2, 1997, the following sections of said Lease Agreement are amended as follows:

1.       Section 3:
         The term of the lease  changed  from sixty (60)  months to  sixty-three
         (63) months.

2.       Section 5(a):

         The number of consecutive monthly installments of rent for the Equipment is changed from sixty (60) months to sixty-three (63) months.

TELECOMMUNICATIONS FINANCE GROUP        ATHENA INTERNATIONAL LTD. LIABILITY CO.
                                        DBA ATHENA INTERNATIONAL, LLC

By:                                     By:
    ----------------------------           ----------------------------------

--------------------------------        -------------------------------------
      Authorized Representative                       (Name & Title)

Date Signed: 4/14/98                    Date Signed:  MARCH 2,1998
            --------------------                    -------------------------

                                   SCHEDULE B

           AMENDMENT TO LEASE AGREEMENT DATED October 31, 1996 BETWEEN
                  TELECOMMUNICATIONS FINANCE GROUP (LESSOR) AND
 ATHENA INTERNATIONAL LTD. LIABILITY CO. dba ATHENA INTERNATIONAL, LLC (LESSEE)
                FOR EQUIPMENT TO BE INSTALLED IN Los Angeles, CA


A DEPOSIT EQUAL TO 0% OF LESSOR'S VALUE IS REQUIRED BY LESSOR PRIOR TO SHIPMENT, WHICH WILL BE APPLIED FIRST TO THE FIRST INSTALLMENT OF LEASE RENT AND THEN TO SUCCEEDING INSTALLMENTS OF LEASE RENT UNTIL FULLY UTILIZED.

IN THE EVENT OF EARLY TERMINATION OF THE LEASE DUE TO DEFAULT BY LESSEE, ANY UNAPPLIED PORTION OF THE 0% DEPOSIT IS NON.REFUNDABLE AND WILL BE RETAINED BY Lessor.

IN THE EVENT LESSEE HAS MORE THAN ONE LEASE WITH LESSOR, AN EVENT OF DEFAULT FOR ONE LEASE WILL, IN ITSELF, BE AN EVENT OF DEFAULT ON ALL OTHER LEASES IN THE NAME OF THE LESSEE.

TELECOMMUNICATIONS FINANCE GROUP          ATHENA INTERNATIONAL LTD. LIABILITYCO.
                                          dba ATHENA INTERNATIONAL, LLC
By:                                       By:
    ----------------------------             --------------------------------

--------------------------------          -----------------------------------
       Authorized Representative                    (Name & Title)

Date Signed:  31 January 1997


  TFGLNO01

                                   SCHEDULE C

          AMENDMENT TO LEASE AGREEMENT DATED October 31, 1996 BETWEEN
                  TELECOMMUNICATIONS FINANCE GROUP (LESSOR) AND
 ATHENA INTERNATIONAL LTD. LIABILITY CO. dba ATHENA INTERNATIONAL, LLC (LESSEE)
                FOR EQUIPMENT TO BE INSTALLED IN Los Angeles, CA

LESSEE AFFIRMS TO THE FOLLOWING:

ALL THIRD PARTY VENDOR EQUIPMENT TO BE ADDED TO THE LEASE MUST BE PURCHASED OR APPROVED BY THE SIEMENS STROMBERG-CARLSON PURCHASING DEPARTMENT.

THE CUMULATIVE TOTAL OF THIRD PARTY VENDOR EQUIPMENT WHICH MAY BE ADDED TO THE LEASE CANNOT EXCEED 20% OF THE VALUE OF THE EQUIPMENT PROVIDED BY SIEMENS STROMBERG-CARLSON. THE ONLY THIRD PARTY VENDOR EQUIPMENT WHICH MAY BE ADDED TO A LEASE ARE APPROVED BILLING EQUIPMENT AND SYSTEMS AND OAS (OPERATOR ASSISTED SYSTEM) EQUIPMENT. OTHER ITEMS MAY BE ADDED IF THE SIEMENS STROMBERG-CARLSON OCC SENIOR PROGRAM MANAGER CONFIRMS THAT IT IS NECESSARY AS AN ADDITION TO ONE OF THE APPROVED SYSTEMS.

AN ADDITIONAL 30% MAY BE AUTHORIZED SUBJECT TO THE FURTHER LIMITATION THAT THE DOLLAR AMOUNT OF THE ADDITIONAL 30% MAY NOT EXCEED $125,000.00.

A DEPOSIT EQUAL TO 10% OF THE THIRD PARTY VENDOR EQUIPMENT IS REQUIRED BY LESSOR PRIOR TO ISSUING A PURCHASE ORDER TO THE THIRD PARTY VENDOR. THIS DEPOSIT WILL BE APPLIED FIRST TO THE FIRST INSTALLMENT OF LEASE RENT IN WHICH THE VENDOR EQUIPMENT IS INCLUDED, AND THEN TO SUCCEEDING INSTALLMENTS OF LEASE RENT UNTIL FULLY UTILIZED.

IN THE EVENT OF EARLY TERMINATION OF THE LEASE DUE TO DEFAULT BY LESSEE, ANY UNAPPLIED PORTION OF THE DEPOSIT IS NON-REFUNDABLE AND WILL BE RETAINED BY LESSOR.

A 10% FEE WILL BE ADDED TO THE PRICE OF ALL THIRD PARTY VENDOR EQUIPMENT.

THIS EQUIPMENT WILL BE ADDED TO THE LEASE AT THE THEN CURRENT LEASE RATE AS DETERMINED BY LESSOR.


TELECOMMUNICATIONS FINANCE GROUP        ATHENA INTERNATIONAL LTD. LIABILITY CO.
                                        dba ATHENA INTERNATIONAL, LLC

By:                                     By:
    ----------------------------             --------------------------------

--------------------------------        -------------------------------------
    Authorized Representative                       (Name & Title)


Date Signed:   31 JAN 1997              Date Signed:         11-5-96
            --------------------                     ------------------------


   TFGLN001

      ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC
                          SITE: LOS ANGELES, CALIFORNIA

                                 LEASE PAYMENTS

           ADDENDUM TO LEASE AGREEMENT DATED October 31, 1996 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
      ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC

EFFECTIVE JUNE 1, 1997 (60 MONTHLY LEASE PAYMENTS)
           ORIGINAL VALUE OF EQUIPMENT                                                  $370,908.98
           RATE FACTOR PER $1,000                                                       $21.993
                    ORIGINAL MONTHLY LEASE PAYMENT                                                                    $8,157.40

EFFECTIVE JULY 1, 1997 (59 MONTHLY LEASE PAYMENTS REMAINING)
           ADDITION I                                                                   $298,421.49
           RATE FACTOR PER $1,000                                                       $21.771
           ADDITION I MONTHLY LEASE PAYMENT                                             $ 6,496.93
                    TOTAL MONTHLY LEASE PAYMENT                                                                      $14,654.33

EFFECTIVE OCTOBER 1, 1997 (56 MONTHLY LEASE PAYMENTS REMAINING)
             ADDITION II                                                                $185,473.75
             RATE FACTOR PER $1,000                                                     $22,664
             ADDITION II MONTHLY LEASE PAYMENT                                          $ 4,203.58
                    TOTAL MONTHLY LEASE PAYMENT                                                                      $18,857.91

EFFECTIVE DECEMBER 2, 1997 THE LEASE TERM IS EXTENDED FROM 60 TO 63 MONTHS.
EFFECTIVE JANUARY 1,1998 (56 MONTHLY LEASE PAYMENTS REMAINING)
           ADDITION III                                                                    $ 22,777.76
           LEASE PAYMENTS ARE AS FOLLOWS:
           01/01/98-03/01/98                  $ -0-
           04/01/98-08/01/2002                $19,401.61

TOTAL VALUE OF EQUIPMENT                                                                   $877,581.98
                                                                                           ===========

SUMMARY OF TOTAL LEASE PAYMENTS: 1 @ $ 8,157.40 = $ 8,157.40
                                 3 @ $ 14,654.33 = $ 43,962.99
                                 3 @ $ 18,857.91 = $ 56,573.73
                                 3 @ $ -0- = $ -0-
                                53 @ $19,401.61 = $1,028,285.33
                                                  --------------
                                63                 $1,136,979.45

      ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC
                          SITE: LOS ANGELES, CALIFORNIA

                                 LEASE PAYMENTS

           ADDENDUM TO LEASE AGREEMENT DATED October 31, 1996 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
      ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC

EFFECTIVE JUNE 1, 1997 (60 MONTHLY LEASE PAYMENTS)


         ORIGINAL VALUE OF EQUIPMENT                                                    $370,908.98
         RATE FACTOR PER $1,000                                                         $21,993

                  ORIGINAL MONTHLY LEASE PAYMENT                                                                    $8,157.40
EFFECTIVE JULY l, 1997 (59 MONTHLY LEASE PAYMENTS REMAINING)
         ADDITION I                                                                     $298,421.49
         RATE FACTOR PER $1,000                                                         $21,771
         ADDITION I MONTHLY LEASE PAYMENT                                               $ 6,496.93

                  TOTAL MONTHLY LEASE PAYMENT                                                                        $14,654.33
                                                                                                                     ==========
EFFECTIVE OCTOBER 1,1997 (56 MONTHLY LEASE PAYMENTS REMAINING)
         ADDITION II                                                                    $185,473.75
         RATE FACTOR PER $1,000                                                         $22,664
         ADDITION II MONTHLY LEASE PAYMENT                                              $ 4,203.58
                  TOTAL MONTHLY LEASE PAYMENT                                                                        $18,857.91
                                                                                                                     ==========

TOTAL VALUE OF EQUIPMENT                                                                   $854,804.22
                                                                                           ===========

SUMMARY OF TOTAL LEASE PAYMENTS:
1 @ $ 8,157.40 = $ 8,157.40
3 @ $ 14,654.33 = $ 43,962.99
56 @ $ 18,857.91 = $1,056,042.96
                   -------------
60                 $1,108,163.35


TEGLA206-6.WPT

     ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC
                         SITE: LOS ANGELES, CALIFORNIA

                                 LEASE PAYMENTS

           ADDENDUM TO LEASE AGREEMENT DATED October 3l, 1996 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
      ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC


EFFECTIVE JUNE 1, 1997 (60 MONTHLY LEASE PAYMENTS)

         ORIGINAL VALUE OF EQUIPMENT                                                    $370,908.98
         RATE FACTOR PER $1,000                                                         $21,993

                  ORIGINAL MONTHLY LEASE PAYMENT                                                                    $8,157.40
EFFECTIVE JULY 1, 1997 (59 MONTHLY LEASE PAYMENTS REMAINING)
         ADDITION I                                                                     $298,421.49
         RATE FACTOR PER $1,000                                                         $21,771
         ADDITION 1 MONTHLY LEASE PAYMENT                                               $6,496.93

                  TOTAL MONTHLY LEASE PAYMENT                                                                        $14,654.33
                                                                                                                     ==========


TOTAL VALUE OF EQUIPMENT                                                                   $669,330.47
                                                                                           ===========

SUMMARY OF TOTAL LEASE PAYMENTS:
1 @ $ 8,157.40 = $ 8,157.40
59 @ $ 14,654.33 = $864,605.47
                  -----------
60                $872,762.87

                                     DATE:    6-4-97         ACCEPTED BY:


TFGLA206-6.WPT

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE

                                                                    Commencement

                                                          Date: December 2. 1997

THIS  CERTIFICATE  OF DELIVERY  AND  ACCEPTANCE  is executed  and  delivered  to
TELECOMMUNICATIONS   FINANCB  GROUP  ("Lessor")  by  ATHENA  INTERNATIONAL  LTD.
LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC ("Lessee") pursuant to and in accordance with the Lease Agreement dated October 31, 1996 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

I. The Equipment covered by this Certificate consists of the items described in Schedule I of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performances of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3. Lessee confirms that such items of Equipment have been installed at: 800 West Sixth Street, Los Angeles, California 90017

4. The Lessor's Value of the items of Equipment covered hereby is set forth in the Schedule I of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturer's warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily, the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present, Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. Al1 of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

        IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.

Refer S.O. #ADDITION III/             ATHENA INTERNATIONAL LTD. LIABILITY CO.
EQUIPMENT LIST #TFG-98016             DBA ATHENA INTERNATIONAL, LLC
                                      By:
                                          ---------------------------------

                                      --------------------------------------
                                                 (Name & Title)

                                       Date Signed:

                                      ACCEPTED BY:
                                      TELECOMMUNICATIONS FINANCE GROUP
                                      AS OF THE 14 DAY OF April 1998.
                                                --       ------   --
                                      By:
                                          -------------------------------
                                            Authorized Representative

                             SCHEDULE I OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)

                              EQUIPMENT DESCRIPTION



The items of personal property to be leased pursuant to this Lease Agreement, dated as of October 31, I996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC, as Lessee, are described below and in the attached equipment list(s):

Equipment List

Number                     Description                                                             Amount
------                     -----------                                                             ------

    DCO-681161             USED 1152 PORT EQUIPPED AND WIRED                                        $368,950.00
                           RELEASE 12.1; BASIC SS-7 WITH 800
                           PORTABILITY; SS-7 SPARES; POWER SYSTEM;
                           UPGRADE TO RELEASE 14.0; DE-INSTALLAT
                           CALGARY, PACK; RGL EXPANSION
                           INCLUDING INSTALLATION

                           FREIGHT                                                                     1,958.98

    TFG-97245              ADDITION I                                                                298,421.49
    TFG-97278              ADDITION II                                                               185,473.75
    TFG-98016              ADDITION III                                                               22,777.76
                                                                                                      ---------
                                                                       TOTAL                        $877,581.98
                                                                                                    ===========


The above described equipment installed at:

      800 West Sixth Street, Los Angeles, California 90017
                                                              ACCEPTED BY:
                                                              DATE: MARCH 2, 1998

                                                                       Dated:           October 31, 1996
                                                                       Revised:         June 2, 1997
                                                                       Revised:         August 29, 1997
                                                                       Revised:         February 26, 1998

TFGLA206-4.WPT

EQUIPMENT LIST # TFG-98016                              DATED: February 26, 1998

COMPANY:                   ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA
SITE LOCATION:             INTERNATIONAL, LLC
                           LOS ANGELES, CALIFORNIA
ADDITION:                  III

PART NO./DESCRIPTION                                                             QUANTITY                     AMOUNT-
--------------------                                                             --------                     -------

     STN

RESTRUCTURE CHARGES                                                              Total                    $22,777.76
                                                                                                          ==========


TFGLA206-5.WPT

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE

                                           CCommencement Date: September 2, 1997

THIS  CERTIFICATE  OF DELIVERY  AND  ACCEPTANCE  is executed  and  delivered  to
TELECOMMUNICATIONS   FINANCE  GROUP  ("Lessor")  by  ATHENA  INTERNATIONAL  LTD.
LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC ("Lessee") pursuant to and in accordance with the Lease Agreement dated October 31, 1996 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

1. The Equipment covered by this Certificate consists of the items described in Schedule I of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been Inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, Including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performances of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3. Lessee confirms that such items of Equipment have been installed at: 800 West Sixth Street, Los Angeles, California 90017

4. The Lessor's Value of the Items of Equipment covered hereby is set forth in the Schedule I of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth, above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturer's warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility Includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

        IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.

Refer S.O. #ADDITION II/                 ATHENA INTERNATIONAL LTD, LIABILITY CO.
Equipment List #TFG-97278                DBA ATHENA INTERNATIONAL, LLC

                                         -------------------------------------
                                                   (Name &. Title)

                                         Date Signed:   9-8-97
                                                     -------------------------

                                         ACCEPTED BY:
                                         TELECOMMUNICATIONS FINANCE GROUP
                                         As OF THE 13 DAY OF October 1997
                                                   --        -------   --
                                       By:
                                           ----------------------------------

                                           ---------------------------------
                                                Authorized Representative


TFGLA206-3.WP'T

                             SCHEDULE I OF EXHIBIT A

                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)

                              EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of October 31, 1996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC, as Lessee, are described below and in the attached equipment list(s):

Equipment List
Number                     Description                                                           Amount
------                     -----------                                                           ------

    DCO-681161             USED 1152 PORT EQUIPPED AND WIRED                                      $368,950.00
                           RELEASE 12.1; BASIC SS-7 WITH 800
                           PORTABILITY; SS-7 SPARES; POWER SYSTEM;
                           UPGRADE TO RELEASE 14.0; DE-INSTALL AT
                           CALGARY, PACK; RGL EXPANSION
                           INCLUDING INSTALLATION

                           FREIGHT                                                                   1,958.98

    TFG-97245              ADDITION I                                                              298,421.49
    TFG.97278              ADDITION II                                                             185,473.75
       ------                                                                                      ----------
                                                                       TOTAL                      $854,804.22
                                                                                                  ===========


The above described equipment installed at:

800 West Sixth Street, Los Angeles, California 90017

                                  ACCEPTED BY:
                                               -------------------------------
                                  DATE:                  9-8-97
                                        ---------------------------------
                                           Dated:           October 31, 1996
                                           Revised:         June 2, 1997
                                           Revised:         August 29, 1997


TFGLA206-4.WPT

EQUIPMENT LIST # TFG-97278                               DATED: August 29, 1997

COMPANY:       ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL,
               LLC

SITE LOCATION: LOS ANGELES, CALIFORNIA
ADDITION:      II

PART NO./DESCRIPTION                                                            QUANTITY                  AMOUNT
--------------------                                                            --------                  ------
         SS-C

DTF-02 960 PORT ADDITION WITH ISDN,  PER  DCO-710014,  ISSUE 2, DATED  06/24/97;
ISDN TRANSPORT  SOFTWARE;  SERVICE CUA WITH BASIC'S;  ISDN SPARE PWBAS; DIU PWBA
(2) INCLUDING INSTALLATION (S.O.#071568) AS FOLLOWS:

         MATERIAL                                                                  1 LOT                    $89,242.00
         SOFTWARE                                                                  1 LOT                     10,000.00
         INSTALLATION                                                                                        11,340.00
         FREIGHT                                                                                              3,774.75

REAL TIME ANI FEATURE #823435 (S.O.#071804)
AS FOLLOWS:
         SOFTWARE RTU                                                              1 LOT                     26,667.00

ONE PAIR OF A-LINKS FEATURE #003069
(S.0.#072727) AS FOLLOWS:
         SOFTWARE                                                                  1 LOT                      6,895.00
         SCAT                                                                                                   330.00

RELEASE 15.0 UPGRADE PER DCO.710024,  ISSUE 1, DAETD 04/08/97  (S.O.#072810)  AS
FOLLOWS:

        MATERIAL                                                                   1 LOT                     25,000.00
        INSTALLATION                                                                                          5,000.00
ONE A LINK PAIR (S.O.#073211) AS FOLLOWS:
        SOFTWARE                                                                   1 LOT                      6,895.00
        SCAT                                                                                                    330.00
                                                                                                                ------

                                                                        TOTAL                              $185,473.75
                                                                                                           ===========


TFGLA206-5.WPT

JUN-26  (THU)97
JUN -25 97 (WED)         20-50  ATHENA INTERNATIONAL                            TEL:3035950959                               P.007
JUN -25 97 (WED)         14-52    SIEMENS INC                                   TEL:816 891 1102                             P.002

SIEMENS
Stromberg-Carlson

Installation Site: Los Angeles, CA.

              PART NUMBER      DESCRIPTION                                                                          QTY
              -----------      ------------                                                                         ---
                                                        ITEM 02
                                         LTR-00
                 814574-992              MG Service Circuit CUA                                                      1
                 814574-996              PWBA Mod Group Basic PWBA                                                   1
                 207600-720              PWBA Guide                                                                  1
                 814742-536              PWBA, DTMF Rec                                                              5
                 814742-575              PWBA.(1W) DTMF Rec FOC.                                                     3
                 814571-766              PWBA (1W) Receiver NACT/EVACT - TMF                                         3
                 814695-556              PWBA (1W) DTMF Dig. Sender                                                  2
                 814572-576              PWBA (1W) Dig. Sender TMF                                                   2

              NOTE: Requirements for additional Service Circuits are based upon SS7 usage in the office. This CUA could mount in LTF- 00 CUA posn. 01.

                                                        ITEM 03

                                         ISDN SPARE PWRAS
                 817564-046              PWBA (2W) DS-I Power Supply                                                1
                 817744-026              PWBA, Div Terminator                                                       1
                 207630-042              Shield Assembly                                                            1

                                                        ITEM 04

                                         ISON PWBA
                 817742-536              PWBA (2w) DIU

JUN.-25' 97 (WED) 20:50    ATHENA INTERNATIONAL      TEL:3035950959    P.005
JUN.-15' 97(WED) 13:27     SIEMENS/SC K CITY         TEL:816 891 1101  P.005

SIEMENS
Stromberg-Carlson

Installation Site: Los Angeles, CA

                     PART NUMBER       DESCRIPTION                                                                     QTY
                     -----------       -----------                                                                     ---
                                                        ITEM 01
                                       -CMF-00, CCS-02
                   822068-812          Diag. Grading Panel                                                             1
                   822003.596A         PWBA, (2W)SI HDI                                                                4
                   822002-526          PWBA, TSI PGH I/F                                                               4
                   207800-482          Cable Assembly (TSI/PGH)                                                        4
                   822005-548A         PWBA. (2W) TPPO HDI                                                             2
                   822006-566A         PWBA, TPP1                                                                      2
                   822017-556A         PWBA, TPP2                                                                      2
                                       DTF-02
                   817577-900A         MG Basic DTF Assembly                                                           1
                   817577-901A         MG, DS1 Host CUA                                                                5
                   817577-902A         MG, Basics PWBAs DS1 CUA                                                        5
                   207600-225A         Frame Weldment                                                                  1
                   207800-079A         Pkg Assy Front Door Mtg Hardware                                                1
                   207800-080A         Pkg Assy Rear Door Mtg Hardware                                                 1
                   207600-158A         Door Assembly, Right 110                                                        2
                   207600-159A         Door Assembly, Left 11O                                                         2
                   817577-920          Cable Tie Assy                                                                  6
                   817560-626A         PWBA, (2W) TIF                                                                 40
                   817577-917A         MF Fan Assy w/Alarm

JUN.-26' 97 (THU) 12:38     SIEMENS/SC K CITY    TEL:
JUN.-25' 97 (WED) 20:50     ATHENA INTERNATIONAL TEL:3035950959         P. 006
JUN.-25' 97 (WED) 13:27     SIEMENS/SC K CITY    TEL: 816 891 1101      P. 006

SIEMENS

Stromberg-Carlson

Installation Site: Los Angeles, CA

              PART NUMBER                DESCRIPTION                                                            QTY
              -----------                -----------                                                            ---
                                                                    ITEM 01 (Cont.)
                                                   DTF-02(cont.)
                   817743-518            CUA, DIU                                                                     1

                   207800-539            Package Assy. DIU Mtg                                                        1
                   817564-046            PWBA (2W) DS-I Power Supply                                                  2
                   817744-026            PWBA Div Terminator                                                          2
                   207630-042            Shield Assembly                                                              1
                   817742-536            PWBA (2W) DIU                                                                2
                                            PRT-00
                   817576-938            Mod Group, Circuit Breaker                                                   2

                                         Miscellaneous
                   DSX-DRl9              Cross Connect Panel                                                          2
                   DOC-ADD               Additions Documentation                                                      1

                                    ITEM 0lA

                                         ISDN TRANSPORT
                   827010                ISDN Transport                                                               1

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE


                                                 Commencement Date: June 2, 1997

THIS  CERTIFICATE  OF DELIVERY  AND  ACCEPTANCE  is executed  and  delivered  to
TELECOMMUNICATIONS   FINANCE  GROUP  ("Lessor")  by  ATHENA  INTERNATIONAL  LTD.
LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC ("Lessee") pursuant to and in accordance with the Lease Agreement dated October 31, 1996 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

1. The Equipment covered by this Certificate consists of the items described in Schedule 1 of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performances of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3. Lessee confirms that such items of Equipment have been installed at: 800 West Sixth Street, Los Angeles, California 90017

4. The Lessor's Value of the items of Equipment covered hereby is set forth in the Schedule I of Exhibit A. Lessee confirms that each Installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturer's warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date Set forth above with the same force and effect as if made on such date.

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

         IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.

Refer S.O. #ADDITION I/                ATHENA INTERNATIONAL LTD. LIABILITY CO.
EQUIPMENT LI ST #TFG-97245             DBA ATHENA INTERNATIONAL, LLC
                                       By:
                                           ---------------------------------

                                        ------------------------------------
                                                    (Name & Title)

                                        Date Signed:           6-4-97
                                                    ------------------------
                                        ACCEPTED BY:
                                        TELECOMMUNICATIONS FINANCE GROUP

                                        AS OF THE 11 DAYOF JULY      1997
                                                  --       ---------   --
                                       By:
                                           ---------------------------------
                                              Authorized Representative

TFGLA206-3.WPT

                             SCHEDULE 1 OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)

                              EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of October 31, 1996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC0 as Lessee, are described below and in the attached equipment list(s):

    Equipment List
    Number                     Description                                                           Amount
    ------                     -----------                                                           ------
DCO-681161                   USED 1152 PORT EQUIPPED AND WIRED                                       $368,950.00
                             RELEASE 12.1; BASIC SS.7 WITH 800
                             PORTABILITY; SS.7 SPARES; POWER SYSTEM;
                             UPGRADE TO RELEASE 14.0; DE-INSTALLAT
                             CALGARY, PACK; RGL EXPANSION
                             INCLUDING INSTALLATION
                             FREIGHT                                                                   1,958.98

TFG-97245                    ADDITION I                                                              298,421.49
                                                                                                    -----------
                                                                        TOTAL                       $669,330.47
                                                                                                    ===========

The above described equipment installed at:

800 West Sixth Street, Los Angeles, California 90017

                                       ACCEPTED BY:
                                                    --------------------------
                                       DATE:                   6-4-97
                                            ----------------------------------
                                       Dated:            October 31, 1996
                                       Revised:          June 2, 1997



TFOLA2064.WPT

EOUIPMENT LIST # TFG-97245                           DATED: June 2, 1997
COMPANY:                   ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA
                           INTERNATIONAL, LLC
SITE LOCATION:             LOS ANGELES, CALIFORNIA
ADDITION:                  I

    PART NO. /DESCRIPTION                                                       QUANTITY                       AMOUNT
    ---------------------                                                       --------                       -------
         SS-C
    A FULLY EQUIPPED  DTF-02 FRAME
    (1152 PORTS) PER  DCO-681162,
    ISSUE I, DATED 09/17/96 (S.O.#071175)
    AS FOLLOWS:
         MATERIAL                                                                  1 LOT                    $72,307.00
         INSTALLATION                                                                                        10,200.00
         FREIGHT                                                                                                 24.05
    765 AMP HOUR BATTERY PART  #4.DAV85.19
    WITH 1200 AMP HOUR CHARGER PER DCO-
    7I0000,  ISSUE 01, DATED 10/28/96;
    2 EJH PROCESSORS;  1 SPARE EJH PROCESSOR;
    200 AMP  DISTRIBUTION  PANEL  WITH BUS BAR,
    CABLES  AND 10.10 AMP  BREAKERS
    (S.O.#071800) AS FOLLOWS:
         MATERIAL                                                                  I LOT                     52,773.00
         INSTALLATION                                                                                        12,200.00
         FREIGHT                                                                                                895.48
    A HENDRY FUSE PANEL PER DCO-710009,  ISSUE 02, DATED 12/06/96  (S.O.#071983)
    AS FOLLOWS:
         MATERIAL                                                                  1 LOT                      1,732.00
         INSTALLATION                                                                                         2,200.00
         FREIGHT                                                                                                 78.50
         THIRD PARTY VENDOR- ACTION TELCOM
    PRIMARY SYSTEM; SECONDARY SYSTEM; AVAS
    SYSTEM; TCP/P PACKAGE; NETPLAN PACKAGE;
    REMOTE COMMUNICATIONS PACKAGE; BASIC
    AGGRAGATOR PACKAGE; INSTALLATION;
    TRAINING (SEE ATTACHED EQUIPMENT LIST)                                         1 LOT                    111,650.00
         THIRD PARTY VENDOR TELLABS
    81.2571/32MS T 1 ECHO CANCELLER                                                    8                     17,655.00
    FREIGHT                                                                                                       8.58
    81.0257D/23" ECHO CANC MTG ASSY                                                    1                        836.00
    FREIGHT                                                                                                      11.88
         THIRD PARTY VENDOR - TTC
    EQUIPMENT AS FOLLOWS:                                                          1 LOT                     15,807.00
    CENTRAL OFFICE TESTING PKG, S/N 10347                                              1
    RACK MOUNT, 19", 1402                                                              1
    RACK MOUNT (19") FOR 41934                                                         1
    CABLE - BANTAM TO BANTAM 10'                                                       4
    FREIGHT                                                                                                      43.00
                                                                                                                 -----

                                                                       TOTAL                               $298,421.49
                                                                                                           ===========

TFGLA206-5.WPT

SIEMENS
Stromberg-Carlson
INSTALLATION  SITE : LOS ANGELES, CA

PART NUMBER                         DESCRIPTION                                                            QTY
-----------                         -----------                                                            ---
                                     ITEM 01

                                     DTF-01
817577-900                           Frame M/G                                                                   1
817577-901                           MG, DS-1 Host CUA                                                           6
817557-902                           MG, DS-1 Basic PWBA's                                                       6
207600-225                           Frame Weldment                                                              1
207800-079                           Package Assembly Front Door Mtg Hdw                                         1
2078(X)-080                          Package Assembly Rear Door Mtg Hdw                                          1
207600-158                           Door Assembly, Right !/O                                                    2
207600-159                           Door Assembly, Left FO                                                      2
207600-721                           PWBA Guide                                                                  6
817560-606                           PWBA, T1 Interface                                                         48
817577-917                           MG Blower w/Fan Alarm, Base                                                 1

                                     CMF-O0, CCS-01
822068-811                           Diag. Grading Panel                                                         1
822003-596A                          PWBA, (2W) TSI HDI                                                          4
822002-526                           PWBA, TSI PGH I/F                                                           4
207800-482                           Cable Assembly (TSI/PGH)                                                    4
822005-546A                          PWBA, (2W) TPP0 HDI                                                         2
822006-566A                          PWBA, TPP1 (For Addition)                                                   2
822017-556A                          PWBA, TPp2 (For Addition)                                                   2


         681162CA/1: 09/17/96                               -1-

SIEMENS
Stromberg-Carlson
INSTALLATION SITE:  LOS ANGELES, CA


        PART NUMBER                       DESCRIPTION                                                               QTY
        -----------                       -----------                                                               ---

                                                           ITEM 01 ( cont.)
                                           PRT-O0
        817576-938                         Mod Group, Circuit Breaker                                                2

                                           Miscellaneous
        DSX-DR19                           Cross Connect Panel                                                       2
        DOC-ADD                            Additions Documentation                                                   I


        681162CA/1: 09/17/96                                       - 2 -

SIEMENS
Stromberg-Carlson
INSTALLATION SITE: LOS ANGELES, CA



PART NUMBER                  DESCRIPTION                                                                     QTY
-----------                  -----------                                                                     ---

                                                     ITEM 01
                             Miscellaneous
203352-600                   OEM Equipment, Fuse Panel                                                         1
020785-086                   100' Red Power Cable                                                              1
020785-065                   100 Black Power Cable                                                             1
                             Documentation
DOC-ADD                      Additions Documentation                                                           1

NOTE: The ADC Cross Connect Panel and Hendry Fuse Panel must be ordered for 23' mounting.


       710009CA/2: 12/06/96                                     -2

                                  ACTION TELCOM

              EQUIPMENT LIST AND WARRANTY INFORMATION ON NAMS SALE

           CUSTOMER: ATHENA                               PROJECT CODE: 9205

           BUSINESS OFFICE ADDRESS:

           BUSINESS OFFICE PHONE#: VOICE: (  )             FAX: (   )

           SITE LOCATION: Los Angeles

           SITE ADDRESS.. 800 W. 11th St. Ste 380, Los Angeles, CA, 10017

           SITE PHONE#: VOICE: (213)622-4977 FAX: (  )        NAMS: (  )

           SWITCH TECH: Wayne Carey

           SYSTEM NAME:

           PURCHASE DATE:       STARTUP DATE:             WARRANTY END DATE:

           PRIMARY SYSTEM EQUIPMENT: Name:                Password:

 -----------------------------------------------------------------------------------------------------------------------------------
         Key       Make                            Model #                    Serial #            I/O     IRQ   ADDR    STK
 -----------------------------------------------------------------------------------------------------------------------------------
           PC       ACER          9000             P/N 91AA984003             1900047309
           KB       ACER          PS2              6311 -k                    K6367171828P
           MON      ACER          34T UVGA         7134T                      M3TP64711536
           VC       AII           Built In         MacH64                     215CT22200                     9
           HDC      Adaptec       Built In_        AIC-7880P                  722511               8400     11
           HDC      MYLEX                          DAC60PL                    982139               8000     10   PCISLOT-1
           HD       IBM 4gig      Channel-1        7407005                    M1AG3B59925          Mdac   id=O   Tray-1 F/W
           HD       IBM 4gig      Channel-2        DCAS-34330                 B3A14326             mdac   id=O   Tray-5 F/W
           MD       IBM--4gig     Channel-2        DCAS-34330                 B3A14421             Mdac   id=l   Tray-6 F/W
           FD       Mitsumi      (1.44)            D359T5                     3542754              3f2       6
           TD       Tandberg                       TDC-4222                   42223862             alad   id=2   5-gig
           SL1      Digi Host AD                                              09527155                           F0000000
           SL1      Digi Conc.                     (1P) 50000585              S) E7702756          16-port       DB-25
           X25      SWG                            SGX                        011311               300     15    D0000
           PRN      Epson                          LP-870                     40Ul119747           3bc     7     /dev/1po
           NET      3COM                           3C590                      6GF14D256E           7000    14    PCISLOT-3
           SER      ACER                           Built In                                  comI  3f8     4
           SER      ACER                           Built In                                  com2  3be     3
           CD       NEC                            CDR-222                    5Z000214322          mdac   id=5
           DIA      AVAS                           D/21D                      CG030890                     5     D2000
           P/S      DELTA                          DPS-35OEB                  Y2613001392                        352-watts


           I/P Address= 206.142.142.97
           MEMORY- 64 meg
           SPEED= 166 Mhz                                                                                                  INITIAL

         SOFTWARE

Key             Make               Licence Number   Licence Code             Licence Data      Registration Key
---             ----               --------------   ------------             ------------      ----------------

OS  SCO Openserver
    Enterprise sys       2DL091048    qwwncovwn                          ezwzckaosk

OS  SCO Advanced
    FILE&Print           2DL090568    qonorjmm    k0;ul;mpyb07k          hhosbhoebh

OS  SCO Openserver
    User License         2DL083104    qzwdzhfc    g0;k;ul0;msml F48      ezwzckaOSk

SOFTWARE:

Key            Make                 Serial #                     Activation Key #              Version
---            ----                 --------                     ----------------              -------
NAMS           ATC NAMS II
X25            Netcom II             net26414                    D094339ff                      4.5.4
COMM           Term                  CSU152134U3                 gbldbich                       6.2
DB             Foxpro                                                                           2.60


  SECONDARY SYSTEM EQUIPMENT: Name:                                                  Password:

  Key        Make                   Model                        Serial                      I/O  IRQ ADDR STK
  ---        ----                   -----                        ------                      ---  -------- ---
PC           ACER                   2133                      1900054811
KB           ACER                   6311-K                    K6367031462P
MON          ACER                   7134T                     M3TP64712500
VC                                  Built In
HDC          Adaptec                Built In                                                7400     11
HD           IBM 2-gig              DAC32160                  11546H6125ZlH000001585                      id=0
FD           Mitsumi (1.44)         D359T5                    6K17MT0652                    3f2       6
TD           Tandberg               4220                      4226686
X25          SWG                    SGX                       D01307                        300      15   D0000
NET          3COM                   3C590                     6GF1657997                    7000     14
PRN                                                                                                   7   /dev/7p0
SER          ACER                    Built In                                  com1          3f8      4
SER          ACER                    Built In                                  com2          2f8      3

I/P ADDRESS= 206.142.142.96
MEMORY= 16 meg
SPEED= 133 mhz

SOFTWARE:

                                                      Licence     License         Registration
Key          Make            License Number           Code        Data            Key
---          ----            --------------           ------      ------          ------------

OS           SCO OpenServer  2DL085640               kybwynit                         xzxzeqhghj
             Enterprise Sys

OS           SCO  Advanced
             File & Print    2DL085160               gwrqfqor    k0;ul;mP8anw4        gttttqqobj

OS           SCO OpenServer  2DL089298
             User License                            qbwdzhkx    g0;k;ul0;ml4p        gbhqqaakjj
                                                                 zdx

SOFTWARE:

Key    Make                               Serial #      Activation Key #                                       Version
---    ----                               --------      ----------------                                       -------
NAMS   ATC NAMS II
X25    Netcom II                          net26410        N901208fc                                            4.5.4
COMM   Term                               CSU151463U3     nghehjak                                             6.2



COMMUNICATIONS EQUIPMENT:

Key      Make                               Model #                                  Serial #
---      ----                               -------                                  --------
DSU      DDC                                VRT-1          (Stat-Mux)                628439 (switch)
DSU      DDC                                VRT-1          (Stat-Mux)                628444 (billing office)

EASY     BRIDGE                             3000                                     9604AF6222 (switch)
EASY     BRIDGE                             3000                                     9606AF7075 (billing office)

Modem    Multitec                           MT1932ZDX      (Primary)                 4797703
Modem    Multitec                           MT1932ZDX      (Secondary)               4724938


                     CERTIFICATE OF DELIVERY AND ACCEPTANCE
                                                   Commencement Date: May 2,1997

THIS  CERTIFICATE  OF DELIVERY  AND  ACCEPTANCE  is executed  and  delivered  to
TELECOMMUNICATIONS   FINANCE  GROUP  ("Lessor")  by  ATHENA  INTERNATIONAL  LTD.
LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC ("Lessee") pursuant to and In accordance with the Lease Agreement dated October 31, 1996 between lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

1. The Equipment covered by this Certificate consist of the item described in Schedule 1 of Exhibit A of the Lease.

2. Lesseeconfirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (1) any assumption by Lessee that nonconformity would be cured (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the lease. Lessee further hereby waives its rights under Sections 2A-40I and 2A-402 of the Uniform Commercial Code to suspend performance of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3. Lessee confirms that such items of Equipment have been installed at: 800 West Sixth Street, Los Angeles, California 90017

4. The Lessor's value of the Items of Equipment covered hereby Is set forth in the Schedule 1 of Exhibit A. Lessee confirms that each installment of rent payable Is as defined by the rental rate factor per thousand dollars as specified In Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been Inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacture's warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified herein; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor In connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility Includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. Ail of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a pan hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms provisions and conditions of the Lease.

        IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.

Refer S.O.# 069312/071174              ATHENA INTERNATIONAL LTD. LIABILITY CO.
                                       DBA ATHENA INTERNATIONAL LLC

                                       By:
                                           -----------------------------------

                                           -----------------------------------
                                                (Name & Title)

                                        Date Signed:    5-27-97
                                                    -------------------------
                                        ACCEPTED BY:
                                        TELECOMMUNICATIONS FINANCE GROUP
                                        AS OF THE  11 DAY JULY 1997
                                        By:
                                           -----------------------------------

                                           -----------------------------------
                                              Authorized Representative


TF-GLN008-3.WPT

                             SCHEDULE 1 OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)

                              EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of October 31, 1996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC, as Lessee, are described below and in the attached equipment list(s):

Equipment List


      Number              Description                                                               Amount
      ------              -----------                                                               ------
      DCO-681161           USED 1152 PORT EQUIPPED AND WIRED                                        $368,950.00
                           RELEASE 12. I; BASIC SS-7 WITH 800
                           PORTABILITY; SS-7 SPARES; POWER SYSTEM;
                           UPGRADE TO RELEASE 14.0; DE-INSTALL AT
                           CALGARY, PACK; RGI EXPANSION
                           INCLUDING INSTALLATION
                           FREIGHT                                                                     1,958.98
                                                                                                   ------------

                                                                                TOTAL              $370,908.98
                                                                                                   ===========


The above described equipment installed at:

800 West Sixth Street, Los Angeles, California 90017

                                                               BY:______________
                                                               DATE:     5-27-97
                                                                    ------------

SIEMENS
Stromberg-Carlson

Installation Site: Los Angeles, CA



           PART NUMBER                        DESCRIPTION                                                        QTY
           -----------                        -----------                                                        ---

          `                                                                   ITEM 01

                                              Switching Equipment

                                              Line Trunk Frame (LTF)
           OCCSLTFFRM                         Line Trunk Frame                                                       1
           814742-566                         Diagnostic Test Gert/Monitor                                           1
           LTFDOORS                           LTF Doors, Front & Rear                                                1
           LINGRPCUA                          Line Group CUA (LTF)                                                   1
           SLTFUTSCUA                         TrldSvc Ckt CUA Grp                                                    1
           SLTFUSCUA                          Svc Ckt CUA Grp                                                        4
           814571-706                         Digital TMF Rcv.(2/PWBA)                                              19
           814572-576                         Digital Sender (TMF/SATT)                                              6
           814695-556                         Digital DTMF Sender                                                    6
           81464.3-596                        Digital DTMF Receiver                                                 23
           814742-576                         (FOC) Digital DTMF Receiver                                            4
           814574.936                         2-Wire E&M Trunk PWBA                                                  2
           814574-932                         Loop Trunk, Reverse Bart PWBA                                          1

                                              Digital Trunk Frame (DTF)
           OCCSDTFFRM                         Digital Trunk Frame                                                    1
           DTFDOORS                           DTF Doors, Front & Rear                                                1
           SDSIHSTCUA                         DS1 Host Ckt CUA                                                       6
           817560-626A                        T1 Interface PWBA                                                     48
           817577-917A                        Blower Assembly w/fan Alarm                                            1



                68116ICA/I : 09/17/96              - 1 -                Initial

SIEMENS
Stromberg-Carlson

INSTALLATION SITE: LOS ANGELES, CA



                                                                                    ITEM 01

        PART NUMBER                         DESCRIPTION                                                       QTY
        -----------                         -----------                                                       ---
                                            Switching Equipment

                                            Control & Maintenance Frame (CMI)
         SCMFOCC12.1                        Control & Maint Frame OCC 12.1                                    1
            CMFDOORS                        CMF Doors, Front & Rear                                           1
          822068-819                        DLI Transfer                                                      1
          814635-086                        PWBA Ring (N+I)                                                   1
          814721-666                        Serial Line Unit PWBA                                             1
          822010-676                        Disk Drive Assy                                                   2
          822010-656                        Tape Drive                                                        1
          817702-556                        Traffic Measurement/Rec                                           1
          817620-556                        MSA PWBA                                                          1
          814727-626                        J2 Maintenance Processor                                          1
          822010-606                        Power & Alarm PWBA                                                1
         817680-606A                        BMUX PWBA                                                         1
         827777-606A                        DLI-II                                                            1
            TSIPWB17                        TSI PWBA                                                          4
         822702-536A                        PXAM II - 4MB                                                     2
 .        822727-696A                        J-Processor (SMB)                                                 2
          814770-656                        PXA Memory PWBA 1/Mbyte                                           1
           TPPOPWB17                        TPP PWBA (Sectors 0, 1)                                           1
             OCCSNCS                        Sync Network Clock (Slave)                                        1
          822718-596                        Feature Processor (PWBA)                                          2
          814095-626                        Service Group Diag PVVBA                                          1

     68t 161CMl: 09117/96                                          - 2 -

SIEMENS
Stromberg-Carlson
INSTALLATION SITE: LOS ANGELES, CA

                                                                                ITEM 01


  PART NUMBER                      DESCRIPTION                                                     QTY
  -----------                      -----------                                                     ---
                                   Switching Equipment

                                   Control & Maintenance Frame (CMF) (CON'T)
  OCCTAPE                          Tape Control PWBAs                                              1
  814722-216A                      RS232 Interface Module                                          7

                                   Power & Test Frame (PRT)
  SPRTFOCC12.1                     Power Ringing & Tst Fr OCC12.1                                  1
  PRTDOORS                         PRT Doors, Front & Rear                                         1
  817576-938                       Circuit Breaker 100 Amp                                         7
  814475-036                       Alarm Sender PWBA                                               1
  817576-912                       Basic Cabinets & MTG for N+I)                                   1
  814629-904                       Ringing Generator (20 Hz)                                       1
  817576-934                       200VA DC/AC Non-Redund Invtr                                    1
  814215-820                       Cook 4 Chan Announcer (NT5M)                                    1
  203352-681                       4 Channel Announcer                                             1

                                   Automatic Message Accounting
  SAMAFRM                          AMA Frame                                                       1
  AMADOORS                         AMA Doors Rear                                                  1
  814421-908                       Cook 1600 BPI Tape Drives (2)                                   2
  814421-909                       Cook 1600 BPI Strapping                                         2

  681161CA/1 : 09/17/96                        - 3 -


SIEMENS
Stromberg-Carlson
INSTALLATION SITE: LOS ANGELES, CA

                                                                                    ITEM 01

    PART NUMBER                      DESCRIPTION                                                   Qty
    -----------                      -----------                                                   ---
                                     Switching Equipment

                                     Miscellaneous
    4-24419-0290                     DSX PnI-ADC DSX-DR 19 w/cord                                   2
    PJ716                            Bantam Patch Cord                                              8
    2200B                            Channel Access Unit                                            1
    203352-645                       9600 Full Duplex Modems                                        1
    202975-592                       7'x 19" Relay Rack                                             1
    207800-284                       Installation Material                                          1
    200110-119                       Fuse 1 1/3 amp                                                20
    200110-129                       Fuse 3 amp                                                    10
    200110-429                       Fuse 10 amp                                                    5
    200110-139                       Fuse 5 amp                                                    10
    SD0000                           Std System Documentation                                       1
    D0001                            Specifications, Paper                                          2
    D0002                            Site Drawings, Paper                                           2
    203352-600                       Hendry Filtered Fuse Panel                                     1
    207630-911                       Modem Eliminator OCC                                           2
    207630-901                       PKG Assy/Modem Eliminator                                      4
                                     Superstructure & Cabling                                       1

                                     Battery Distribution Frame
    814053-O43A                      7ff Batten Discharge Frame                                    1
    207521-733                       Shield                                                        1


681 ]61CA/I' 07/17/06                     -4-                           Initial

SIEMENS
Stromberg-Carlson
INSTALLATION SITE: LOS ANGELES, CA


                                                                                ITEM 01

  PART NUMBER                        DESCRIPTION                                                   QTY
  -----------                        -----------                                                   ---
                                    Switching Equipment

                                    Power Equipment
                                    Customer Supplied

                                    Distribution Frame Equipment
5065-8                              Term Blocks Newton 8 x 26                                      4
5054                                Newton Bracks (1 per 2 blks)                                   2

                                    Maintenance & Administration Equipment
202958-464                          Tape Cartridge                                                 1
203352-608                          Arrow Tape Drive Cleaning Kit                                  1
203352-283                          Genicom 2120 Keyboard/Printer                                  1
7271-964                            Box, Teleprinter Paper                                         1


681161CA/I : 09/17/96                   - 5 -                           Initial

SIEMENS
Stromberg-Carlson
INSTALLATION SITE: LOS ANGELES, CA

                                                                                            ITEM 01

    PART NUMBER                      DESCRIPTION                                                   QTY
    -----------                      -----------                                                   ---
                                     Spare Circuit Packs
   200110-099                        Fuse 1/2 Amp                                                  1
   207630-042                        Power Supply Shield                                           1
   555020-125                        Fuse, 3AG, 3A                                                 1
   555366-001                        Switch, SPST                                                  1
   814288-526                        Tape Diagnostic PWBA                                          1
   814291-546                        Tape Motion Cont PWBA                                         1
   814298-526                        Tape Buffer PWBA                                              1
   814439-056                        PGC-I PWBA                                                    1
   814440-O76                        PGC-2 PWBA                                                    1
   814441-056                        MUX/DEMUX PWBA                                                1
   814462-036A                       Power Supply PWBA                                             1
   814463-026A                       Power Supply PWBA                                             1
   814539-026                        CMOS Codec Comm. PWBA                                         1
   814727-626                        J2 Maintenance Processor                                      1
   817113-086                        Power Supply PWBA                                             1
   817524-066A                       LTC Interconnect PWBA                                         1
   817560-626A                       T1 Interface PWBA                                             1
   817561-526                        T1 I/F Control 1 PWBA                                         1
   817562-566                        T1 I/F Control 2 PWBA                                         1
   817564-026A                       Power Supply PWBA                                             1
   817581-026                        DS1 Terminator PWBA                                           1
   817702-556A                       TMRS Processor                                                1
   822010-656                        Tape Drive                                                    1



681161CA/I : 09/17/96                      -6-                          Initial

SIEMENS
Stromberg-Carlson
INSTALLATION SITE: LOS ANGELES, CA

                                                                                ITEM 01

       PART NUMBER                   DESCRIPTION                                                   QTY
        -----------                  -----------                                                   ---

                                     Spare Circuit Packs (Cont.)
       822010-666                    Tape Drive PWBA                                               1
       822015-536                    Clock Generator (SNC) PWBA                                    1
       822024-036A                   Power Monitor PWBA                                            1
       822033-596A                   MCG - II PWBA                                                 1
       822034-536A                   Master Clock Dist PWBA                                        1
       822289-566A                   TBI II PWBA                                                   1
       822723-556A                   Data Link III PWBA                                            1
       822726-526A                   HD MSA/SL PWBA                                                1
       822010-606A                   MSDA Pwr & Alarm                                              1
       822010-636                    Disk Drive Assy                                               1
       822222-606A                   DLl-II                                                        1

                                     Software Features
       999948                        OCC Basic Features Package                                    1
       011219                        Trunks Automatic Routine Testing                              1
       011289                        Out of Svc Limit for Server Grp. Eq.                          1
       012970                        Glare Guard                                                   1
       018000                        Paginated Print-out                                           1
       026609                        Route Treatment Expansion                                     1
       053140                        Alarm Repeat Notification                                     1
       053150                        Alarm LSSGR Compliant                                         1
       053770                        Alarm Spurt Alarm During Transfer                             1
       056519                        Automatic Switch-Over                                         1


INSTALLATION SITE: LOS ANGELES, CA

                                       DESCRIPTION                                                 QTY
                                       -----------                                                 ---
      ITEM 02                SS7 HARDWARE & SOFTWARE

      822057-526             Signalling System Controller                                          2
      822055-536             Communication Link Controller                                         2
      814742-586             Continuity Test PWBA                                                  3
      822723-556             Data Link III                                                         2
      003009                 Common Channel Signaling System                                       1
      003019                 Service Switching Point                                               1
      003069                 CCS7 Link Pair Software                                               1

      ITEM 02A               SS7 SPARES

      822057-526             Signalling System Controller                                          1
      822055-536             Communication Link Controller                                         1

      ITEM 03                "A" LINKS

      003069                 CCS7 Link Pair Software                                               1

      ITEM 04                Power Equipment

      2029750593             7' x 23" Relay Rack                                                   1
      DDV85-19               Exide DD Battery 765 AH                                               1
      203352-588             Charger/Lorain/200A RHM200D50                                         2

      ITEM 05

                             Upgrade to Release 14.0                                               1

      ITEM 06

                             De-Install at Calgary, pack                                           1



681161CA/1 : Q9/17/96                - 20 -                             Initial

                                   EXHIBIT B
                           SOFTWARE LICENSE AGREEMENT

     Lessee (hereinafter referred to as "Licensee") will acquire under lease certain Siemens Stromberg-Carlson (hereinafter referred to as "Licensor") products the "Designated Product"(defined below), which utilizes the "Software Product" In the operation of the Designated Product. The Software Product is furnished pursuant to the following terms and conditions.

1.      DEFINITIONS

        In addition to definitions contained elsewhere herein, certain terms shall have meanings as follows:

        1.1 "Affiliate" means any other entity directly or indirectly controlling controlled by a Party hereto or directly or indirectly controlled by a parent entity In common with such party. Control means the ownership of at least fifty (50) percent of the voting fights in such entity. And, as to Licensor, Includes the partners comprising it and their Parents, subsidiaries and subsidiaries of each parents.

        1.2 "Designated Product" means the Siemens Stromberg-Carlson equipment supplied to the Licensee under a lease of which this Software License Agreement forms a part.

        1.3   "Modification" means any change to the Software Product.

        1.4   "Modification  Grant-Back  Rights" means  royalty-free,  worldwide non-exclusive rights to make, have made, license (including disposi- ion to an end user) and use under copyrights to software, patents, copyrights to firmware and Semiconductor mask registration fights in and to Modifications and to make derivative works with the sight to sub-license to Affiliates (such sublicense to survive any subsequent termination of the affiliation).

        1.5 "Software Product" means the software computer program, including activated and non activated features, which is provided for use In the operation of the Designated Product and which Includes the following materials: (i) a set of machine readable computer program instructions recorded on magnetic tape or other storage media; (ii) a source code listing of the data base portion (if any) of the computer program instructions, augmented by the programmer's annotations; (iii) all releases, issues or short sequences of computer program instruction modifications ("patches") furnished by Licensor to the Licensee as a replacement for, or for the modification of, previously furnished materials;,
              (iv) all derivative works or Modifications, by whomever made, of any of the foregoing; and (v) all copies of any of the foregoing, in whole or in pan, by whomever made.

2.      LICENSE GRANT

In consideration of the right-to-use fee stated in the Licensor's invoice for the Designated Product, the Licensor grants for as long as Licensee or its authorized assignee uses the Designated Product in the manner provided below, and the Licensee accepts, an indivisible, non-exclusive and non transferable (except as provided in Section 2.1) license in each Software Product furnished hereunder to use the Software Product, less the non-activated features, only on the Designated Product for the sole purpose of operating the Designated Product as a public telecommunications switching system subject to the following conditions.

        2.1 The Licensee Agrees: (i) to limit its use of each Software Product solely to the operation of the Designated Product on which it was originally installed and no other purpose: (ii) to limit its making of copies of the Software Product, in whole or in part, to copies reasonably necessary for the operation of the Designated Product and for archival purposes and shall make none other;,
              (iii) to reproduce all proprietary notices, including the copyright notices of the Licensor, which appear on or are encoded within the Software Product in the form or forms in which the Software Product is received from the Licensor, upon all copies, derivative works or other modifications which the Licensee shall make; (iv) that the Software Product (physical materials, including all copies by whomever made) shall be the property of the Licensor;, (v) not to do, cause or Permit to be done, anything to activate any of the subsisting non-activated computer instruction steps therein; (vi) not to, nor attempt to, decompile or reverse assemble all or any portion of the Software Product, nor shall it authorize or Permit any others to do so: and vii) that the Software Product is the proprietary material of Licensor and Licensee shall keep the Software Product confidential, treat it as it does its own proprietary materials and disclose it only to its employees that have a need to know and third Parties who are needed to maintain the Designated Product provided such third Parties have agreed in writing to keep the Software Product confidential.

        2.2 Licensor reserves to itself the exclusive fight to cause the subsisting non-enabled program instruction steps to be activated (by the issuance under this License of a version of Software Product having the applicable additional computer instruction steps enabled) pursuant to standard fight to use software license upgrade fees or, in the absence of a Standard upgrade fee, for an upgrade fee to be negotiated

        2.3 As an additional fee required hereunder for the Software Product, the Licensee shall further pay to the Licensor any state or local taxes, however designated, levied against and Paid by the Licensor, based upon this transaction or based upon Licensor's or the Licensee's interests in the Software Product, including sales, privilege, use, personal, property or intangible property taxes, exclusive. however, of taxes based upon net income.

        2.4 Notwithstanding any other provision hereof, in the event Licensor develops or makes, or has developed or made, Modification(s) to the Software Product which represent, in Licensor's sole judgment, value added to the Designated Product or which represent art improvement of performance of the Designated Product, the Licensor reserves the fight to market the Modification(s) as a separate offering requiting payment of an additional right-to-use fee and which, at the Licensor's option, may require the Licensee to execute a new Software License Agreement.

   TFGLNOOI                                                            INITIAL

        2.5 The Licensee hereby grants and agrees to grant to the Licensor. to the extent it lawfully may, Modification Grant. Back Rights related to any development, whether made by the Licensor. Licensee or agents of the Licensee, of all or any portion of any software Product furnished hereunder pursuant to any request or specifications by the Licensee for a design different from Licensor's design, and regardless of whether or not the Licensee has compensated the Licensor for its performance of such development. Title to patents. copyrights, trade secrets and mask registrations developed by Licensor, pursuant to any request or specification by the Licensee, and regardless of whether the Licensee has compensated the Licensor for its performance of such development, shall vest in Licensor. Licensee, however, shall receive a royalty free license of the same scope as this Software License Agreement to the results of such development.

        2.6 The Licensee shall not merge any Software Product with other software computer program materials to form a derivative work or otherwise make Modifications or alter a Software Product In any manner whatsoever.

        2.7 The Licensee agrees that any communication or other disclosure of Information it makes to the Licensor related to a request/specification for any Modification to Licensor's design of the Software Product shall be made upon a non-confidential base without any manner of restriction of the Licensor in its use or dissemination of received Information.

        2.8 The Licensor or the Licensee shall have the right to terminate this License la the event of any default by the other party which the defaulting party fails to correct within a period of sixty
              (60) days after the receipt of notice thereof from the non-defaulting party. or immediately and without notice In the event that any bankruptcy arrangement for the benefit of creditors or Insolvency proceedings are commenced by or against the Licensee, or in the event of the appointment of an assignee for the benefit of creditors or a receiver of the Licensee or its properties. However. in the event at the time the Licensor shall be entitled to exercise the foregoing right to immediately and without notice terminate this License, and such termination would cause interruption of service to govern- mentually franchised telephone common carrier subscribers, the Licensor agrees in good faith (but with due regard to the protection of licensed interests) to provide its best efforts to cooperate with the enfranchising authority to avoid disruption of such services. No termination hereunder shall prejudice any of the non-defaulting party's fights arising prior thereto or shall limit in any way the other remedies available to the non-defaulting party.

        2.9 Upon cessation of use of the Designated Product, the Licensee shall, as instructed by the Licensor, either return the Software Product to the Licensor or destroy the Software Product.

        2.10 Should any obligation of either party under this License be found illegal or unenforceable in any respect, such illegality or unenforceability shall not affect any other provision of this License, all of which shall remain enforceable in accordance with their terms. Should any obligations of either party under this License be found Illegal or unenforceable by reason of being excessive in extent or breadth with respect to duration, scope or subject matter, such obligations shah be deemed and construed to be reduced to the maximum duration, to the end that such obligations shall be and remain enforceable to the maximum extent allowable.

        2.11 Any notice or other communication required or permitted to be made or given hereunder to either party hereto shall be sufficiently made or given on the date of mailing, if sent to such party by certified mall, return receipt requested, postage prepaid, addressed to it at its address set forth in this Agreement.

        2.12 The Licensee's fights hereunder are assignable, but only as part of a transaction in which ownership of the Designated Product is transferred to an Affiliate of Licensee or as part of a sale or transfer of substantially all of the assets of Licensee. It is agreed that as a condition to the exercise of the Licensee's fight to assign this License, the Licensee shall have previously obtained and provided to Licensor a written assignment in which the assignor identifies and incorporates by reference this License and intermediate assignments prior to any physical transfer or Turnover of the Software Product to such assignee.



3.       PATENT OR COPYRIGHT OR TRADEMARK INFRINGEMENT

         Licensor agrees, at its expense, to defend and indemnify Licensee in any suit, claim or proceeding brought against Licensee alleging that any Software Product licensed hereunder directly infringes any U. S. Letters Patent, U. S. Copyright or U. S. Trademark, provided Licensor is promptly notified, given assistance required and permitted to direct the defense. Further, Licensor agrees to pay any judgment based on infringement rendered in such suit by final judgment of a court of last resort, but Licensor shall have no liability for settlements or costs incurred without its consent. Should the use of the Software Product by Licensee be enjoined, or in the event that Licensor desires to minimize its liability hereunder, Licensor may fulfill its obligations hereunder by either substituting non infringing equivalent software or modifying the infringing Software Product or portion thereof so that it no longer infringes, but remains functionally equivalent, or to obtain for Licensee, at the expense of Licensor, the right to continue use of such Software Product, or if in the sole judgment of Licensor none of the foregoing is feasible Licensor may take back the Software Product and refund to Licensee the undepreclated amount of any paid-up fee that has been paid to Licensor. The foregoing states the entire liability of Licensor for patent, copyright or trademark infringement or for any breach of warranty of noninfringement, express or implied. The foregoing indemnity shall not apply to any suit, claim or proceedings based upon allegations that a process or method claim of a patent is infringed, nor to Infringements arising from modification of the Software Product by anyone other than Licensor, or to allegations of Infringement based on the combination of the Software Product with software or products supplied by Licensee or others, nor to infringements arising from Software Products made to the specification or design of Licensee, and Licensee agrees to indemnify Licensor to an extent equivalent to that provided to the Licensee hereinabove in the event that any suit, claim or proceeding is brought against Licensor based upon any of the foregoing infringement circumstances which are excluded from the Licensor's indemnification to the Licensee.

  TFGLN001                                                             INITIAL

4.         WARRANTY AND DISCLAIMER OF WARRANTY

        4.1 Licensor warrants that the Software Products. other than the data base portion of the Software Product covered by this Agreement. will, at the time of Turnover, substantially conform to Its functional description In Licensor's technical proposal. Licensee's sole remedy and Licensor's sole obligation shall be to deliver any amendments or alterations required to correct any such non-conforming Software which is found to be defective within a period of one (1) year after Turnover and which significantly affects its performance.

        4.2 Licensor warrants that the data base portion of the Software Product covered by this License shall substantially conform to the site dependent data submitted by Licensee. Licensee's sole remedy and Licensor's sole obligation shall be to correct any nonconforming data base which is found to be defective within a period of ninety (90) days after Turnover.

        4.3   The   foregoing   warranties   do  not   extend  to   defects   or
              non-conformities from any cause, including but not limited to, abuse, acts of God, Improper Installation, modifications or maintenance (if performed by other than Licensor) and other defects traceable to Licensee's acts or omissions; or defects or nonconformities In software, firmware or data base traceable to Licensee's errors. modifications or system changes.

        4.4 THE FOXING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. BUYER FURTHER AGREES THAT LICENSOR WILL NOT BE LIABLE FOR ANY LOSS OF DATA OR USE, LOST PROFITS OR REVENUE, OR FOR ANY CLAIM OR DEMAND AGAINST BUYER BY ANY OTHER PARTY. IN NO EVENT WILL LICENSOR BE LIABLE FOR CONSEQUENTIAL DAMAGES, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUGH DAMAGES.

5.    LIMITATION  OF LIABILITY

        5.1 LICENSOR SHALL NOT BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE AND FROM ANY CAUSE, WHETHER BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE), INFRINGEMENT OF STATUTORY PROPRIETARY RIGHTS, INCLUDING PATENT, COPYRIGHT OR TRADEMARK (EXCE AS EXPRESSLY PROVIDED IN SECTION 3 ABOVE), OR ANY OTHER LEGAL THEORY, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, LICENSEE FURTHER AGREES THAT LICENSOR WILL NOT BE LIABLE FOR ANY LOSS OF DATA OR USE, LOST PROFITS OR REVENUE, OR FOR ANY CLAIM OR DEMAND AGAINST LICENSEE BY ANY OTHER PARTY.

        5.2 LICENSEE ASSUMES SOLE RESPONSIBILITY FOR ENSURING THAT THE BILLING CENTER CAN CORRECTLY READ CALL RECORDS. LICENSEES RESPONSIBILITY INCLUDES READING DAILY THE AMA FRAME AND/OR POLLING SYSTEM TAPE(S) BY THE BILLING SYSTEM COMPUTER TO ENSURE ALL TICKET INFORMATION IS PRESENT. RISK OF LDSS FOR ANY DATA, USE, REVENUE OR PROFIT ASSOCLATED THEREWITH IS ON LICENSEE.

6.    CHOICE OF LAW AND JURISDICTION

              The validity, performance and construction of these terms and conditions shall be governed by the laws of the State of Florida without regard to Its Choice of Law provisions. Licensee hereby irrevocably consents and agrees that any legal action, suit or proceeding arising out of or in any way in connection with this Software License Agreement shall be brought in the courts of the
              State of Florida or in the United States court sitting in the State of Florida and hereby irrevocably accepts and submits to, for itself and In respect of its property, generally and unconditionally, the jurisdiction of any such court and to all proceedings in such court,

7,         INTEGRATION

              This Software License Agreement constitutes the entire understanding of the parties hereto and supersedes all previous communications, representations and understandings between the parties with respect to the subject matter of this Software License Agreement.

WHERE, the parties hereto manifest their agreement to the terms and conditions herein above, effective on the date first above written, by affixing hereto the signatures of their respective authorized representatives herein below.

SIEMENS STROMBERG-CARLSON           ATHENA INTERNATIONAL LTD. LIABILITY CO.
(LICENSOR)                          dba ATHENA INTERNATIONAL, LLC
                                    (LICENSEE)

By:                                 By:
   ----------------------------         ---------------------------------

   ----------------------------         ---------------------------------
          (Name & Title)                          (Name & Title)

Date Signed:    11 JAN 1997            Date Signed:     11-5-96
            -------------------                     ---------------------

                          ASSIGNMENT OF PURCHASE ORDER

         This Assignment between ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA. INTERNATIONAL. LLC ("Company") and TELECOMMUNICATIONS FINANCE GROUP ("Lessor").

         WHEREAS, the Company and Lessor have, or will shortly, execute a Lease Agreement ("Lease"); and

         WHEREAS, the Company has executed and delivered a certain purchase contract covering the property described therein (the "Equipment"), a copy of which purchase contract is attached hereto as Attachment A ("Purchase Order"); and

         WHEREAS, the Company desires to assign to Lessor all of its rights and interests under the Purchase Order for that equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease so that Lessor might purchase and take title to such equipment in the Company's stead.

         NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. This   Assignment  shall be  effective  as of the date the  Company  executes
Exhibit A entitled "Certificate of Delivery and Acceptance" of the Lease.

2. The Company (a) represents and warrants that the Purchase Order constitutes the entire understanding of the parties thereto with respect to the purchase and sale of the Equipment covered thereby; (b) hereby assigns to Lessor all of its rights under the Purchase Order as to the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; (c) hereby assigns to Lessor and Lessor hereby assumes and agrees, so long as a Company complies with the provisions of the Lease and otherwise performs its obligations under the Purchase Order, to perform Company's obligations under the Purchase Order to pay the price of the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; and (d) represents and warrants that neither notice to nor consent from the respective vendor is required in connection with the execution, delivery and performance of this Assignment or for the validity or enforceability of this Assignment.

3. Pursuant to this Assignment, the Company hereby agrees with Lessor that the Company shall continue to be responsible for the performance of all obligations under the Purchase Order, except for, subject to the condition provided in Paragraph 1 above, the obligation to pay the price as provided in Paragraph 2 above, and the Company agrees to hold harmless and indemnify Lessor from all liability, loss, damage, and expense arising from or directly or indirectly attributable to such obligations.

         IN WITNESS WHEREOF, the parties have duly executed this Assignment under seal by their authorized representatives as of the date opposite their respective signatures.

TELECOMMUNICATIONS FINANCE GROUP         ATHENA INTERNATIONAL LTD. LIABILITY CO.
                                         DBA ATHENA INTERNATIONAL, LLC

By:                                      By:
    ----------------------------             ---------------------------------

--------------------------------          -------------------------------------
    Authorized Representative                       (Name & Title)

Date Signed:    10/17/97                 Date Signed:        9-8-97
            --------------------                        -----------------------

                                                                   OCC CONTRACT
SIEMENS
Stromberg-Carlson                                   ATTACHMENT A
400 Rinshart R o a d                             ("PURCHASE ORDER")
Lake Mary Florida 32748
(407)942-5000
                                            DATE:             06/24/197
Buyer:  Athena                             INSTALLATION SITE: Los Angeles, CA


This Contract is subject to the terms and conditions set forth herein, and include the following:

1. Continuation pages 2.3 and 4 which include a Disclaimer of Warranties and a Software Product License.

2. Technical Proposal No. DCO710014                 Issue. 2    dated 06/24/97

3. Payment Terms:

o  100% of equipment price upon delivery F.O.B. Lake Mary. Florida
o  100% of installation price upon installation turnover.

Item     Description                     Quantity         unit price                       Delivery Month ARQ
----     -----------                     --------         ----------                       ------------------
01       Proposal to add DTF-02
         960 Port Addition with ISDN,
         per DCO-710014. Issue 2, dated -

         06/24/97

         Material                                         $75,000
         Installation                                      10,600
                                                          -------
         TOTAL                                            $85,600

         0lA    ISDN Transport Software

         Software                                         $10,000

         (continued on page la)




NOTE: This form must be signed and returned by Buyer within     30  days of the first date above written.
                                                            -------

 This Contract is agreed to lot item(s):                           Siemens Stromberg-Carlson Home Office
             .                           -----------               Acceptance
----------------------------------------------------
 By                                                                By:
    -----------------------------------                                  --------------------------------
       Authorized Representative
                                                                   --------------------------------------

   ---------------------------------                               Receipt of $
         (buyer                                                                --------------------------
                                                                   Buyer is Hereby Acknowledged



 form sec-340 12

SIEMENS                                                          CONTRACT
Stromberg-Carlson                                              CONTINUATION
                                                                  SHEET

Athena                                                           DCO-710014
                                                                 Issue: 2
                                                                 Date: 06/24/97
                                                                 Page la

Item                         Description                    Qty Unit Pr. Total
----                         -----------                    --- -------- -----
02          Service CUA with Basic's        Material               $6,258
                                            Installation              600
                                                                   ------
                                            TOTAL                  $6,858

03       ISON Spare PWBAs                   Material               $1,724

04       DIU CWBA {Maximum 16               Material               $3,130
         per Otg CUA)                       Installation               70
         Requires Item 01A.                 Total                  ------
6-27-17                                                            $6,400

                           NOTES:

                            Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then different hardware configuration policy.

                           PRICES DO NOT INCLUDE TAXES AND FREIGHT.


                                                                   OCC CONTRACT
SIEMENS
Stromberg-Carlson                    ATTACHMENT A
                                  ("PURCHASE ORDER")
400 Rhinehart Road
Lake Mary, Florida 32746
(407)942-5000                                                  November 25, 1996
Buyer: ATHENA                                            DATE: New York, NY
                                            INSTALLATION SITE:

This Contract is subject to the terms and conditions set forth herein, and includes the following:
1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.
2. Technical Proposal No.  DCO-710007 , Issue 1 , dated, 11/25/96
                          -----------        ---         ----------
3. Payment Terms:

o    100% of equipment price upon delivery, F.O.B. Lake Mary, Florida
o    100% of installation price upon installation turnover.

                                                                                                                        Delivery
                                                                                                                       (Month ARO)
      Item                             Description                      Quantity      Unit Price      Total             Schedule
      ----                             -----------                      --------      ----------      -----            -----------
    01                        Real Time ANI Feature
                              #823435.             Software RTU                                     $30,000 Per Site

                                                                                                    $80,000 Network Buyout
                (continued on page 1 a)                                                             (all 4 sites)



NOTE: This form must be signed and returned by Buyer within     30      days of the first date above written.
                                                             --------

This contract is agreed to for item(s): 01                Siemens Stromberg-Carlson Home Office
                                                          Acceptance
                                       ----------

Authorized Representative & Title           Date          Receipt of $
                                                          Buyer  is Hereby Acknowledged
For:

     SIEMENS                                                          CONTRACT
Stromberg-Carlson                                                   CONTINUATION
                                                                        SHEET

                  ATHENA                              DCO-710007
                                                      Issue: 01
                                                      Date: 11/25/96
                                                      Page 1a

    Item                            Description                                 Qty. Unit Pr.             Total
    ----                            -----------                                 -------------             -----

              NOTES:

              Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

              PRICES DO NOT INCLUDE TAXES AND FREIGHT.

SIEMENS                                                             OCC CONTRACT
Stromberg-Carlson                   ATTACHMENT A

400 REINART ROAD                 ("PURCHASE ORDER")
LAKE MARY, FLORIDA 32740
(407) 942-6000

Buyer: ATHENA INTERNATIONAL                                DATE: April 29, 1997
       CONTRACT #710026                       INSTALLATION SITE: Los Angeles, CA


This Contract is subject to the terms and conditions set forth herein, and includes the following:
1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.
2. Technical Proposal No. N/A Issue 1, dated 04/29/97
3. Payment Terms:
   o  100% of equipment price upon delivery, F.0.B. Lake Mary, Florida
   o  100% of installation price upon installation turnover.


                                                                                                                   Delivery
                                                                                                                 (month ARO)
         Item                          Description                       Quantity     Unit Price         Total    Schedule
         01                            Contract for One Pair of A-Links
                                       Feature #003069
                                         Software                                                        $6,925
                                         SCAT                                                               330
                                                                                                         ------
                                         TOTAL                                                           $7,225
                                       (continued on page 1a)


NOTE: This form must be signed and returned by Buyer within 30 days of the first date above written.

This Contract is agreed to for item(s):
                                    Siemens Stromberg-Carlson Home Office
For: 5/1/97                         Receipt of $    Buyer is Hereby Acknowledged
                                    By:

     SIEMENS                                                          CONTRACT
Stromberg-Carlson                                                   CONTINUATION
                                                                        SHEET

          ATHENA INTERNATIONAL                    Contract #710026
                                                  Issue: 01
                                                  Date: 04/29/97
                                                  Page 1a

Item                            Description                                Qty. Unit Pr.    Total
----                            -----------                                ---  --------    -----

              NOTES:

              Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

              PRICES DO NOT INCLUDE TAXES AND FREIGHT.


SSC 380-034 (2/96)

                                                                  OCC CONTRACT
    SIEMENS                                                       ATTACHMENT A
Stromberg-Carlson                                             ("PURCHASE ORDER")

400 Rinehart Road
Lake Mary, Florida 32746
(407) 942-5000

Buyer: ATHENA INTERNATIONAL                                DATE: 04/08/97
                                              INSTALLATION SITE: Los Angeles, CA

This Contract is subject to the terms-and conditions set forth herein, and includes the following:
1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.
2. Technical Proposal No. 710024 , Issue 1 , dated, 04/08/97
3. Payment Terms:
   100% of equipment price upon delivery, F.O.B. Lake Mary, Florida
   100% of installation price upon installation turnover.

                                                                                                                         Delivery
                                                                                                                        (Month ARO)
    Item                 Description                                        Quantity      Unit Price         Total       Schedule
    ----                 -----------                                        --------      -----------        -----       --------
01                       Release 15.0 Upgrade per Proposal
                         DCO-710024,  Issue 1,
                         dated 04/08/97.
                                                       Material                                            $25,000
                                                       Installation                                          5,000
                                                                                                           -------
                                                       TOTAL                                               $30,000
02                       Expansion of Route Guide
                         Indexes, Feature #820398 Software
                         (continued on page 1a)


NOTE: This form must be signed and returned by Buyer within 30 days of the first date above written.

This Contract is agreed to for item(s): 01 only

For: Athena

     SIEMENS                                                          CONTRACT
Stromberg-Carlson                                                   CONTINUATION
                                                                        SHEET

      ATHENA INTERNATIONAL                              04/08/97
                                                        Los Angeles, CA
                                                        Page 1a

Item                       Description                                           Qty. Unit Pr. Total
----                       -----------                                           -------------------

              NOTES:

                  Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

              PRICES DO NOT INCLUDE TAXES AND FREIGHT.

                                                                  OCC CONTRACT
     SIEMENS                                                      Attachment A
Stromberg-Carlson                                             ("Purchase Order")

400 Rinehart Road
Lake Mary, Florida, 32746
(407)942-5000                                                        07/30/97
          ATHENA                                           DATE: Los Angeles, CA
Buyer:    Contract #710028                    INSTALLATION SITE:

This Contract is subject to the terms and conditions set forth herein, and includes the following:
1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.
2. Technical Proposal No. N/A , Issue 1 , dated, 07/30/97
3. Payment Terms:
   o  100% of equipment price upon delivery, F.O.B. Lake Mary, Florida
   o  100% of installation price upon installation turnover

                                                                                                                   Delivery
                                                                                                                  (Month ARO)
      Item          Description                                             Quantity      Unit Price   Total       Schedule
      ----          -----------                                             --------      ----------   -----       --------

  01                Contract for One A Link Pair -
                    Installed 07/29/97
                                                     Software                                         $6,895
                                                     SCAT                                                330
                                                     TOTAL                                            $7,225
                    (continued on page 1a)


NOTE: This form must be signed and returned by Buyer within 30 days of the first date above written.

This Contract is agreed to for item(s)     Siemens Stromberg-Carlson Home Office
                                           Receipt of $
(Buyer/licensee)                           By:

     SIEMENS                                                          CONTRACT
Stromberg-Carlson                                                   CONTINUATION
                                                                        SHEET

           ATHENA                                 Contract #710028
                                                  Issue: 01
                                                  Date: 07/30/97
                                                  Page 1a

      Item                           Description                                 Qty. Unit Pr.              Total
      ----                           -----------                                 ---- --------              -----

                  NOTES:

                  Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

                  PRICES DO NOT INCLUDE TAXES AND FREIGHT.

                          ASSIGNMENT OF PURCHASE ORDER

         This Assignment between ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC ("Company") and TELECOMMUNICATIONS FINANCE GROUP ("Lessor").

         WHEREAS, the Company and Lessor have, or will shortly, execute a Lease Agreement ("Lease"); and

         WHEREAS, the Company has executed and delivered a certain purchase contract covering the property described therein (the "Equipment"), a copy of which purchase contract is attached hereto as Attachment A ("Purchase Order"); and

         WHEREAS, the Company desires to assign to Lessor all of its rights and interests under the Purchase Order for that equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease so that Lessor might purchase and take title to such equipment in the Company's stead.

         NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

I. This Assignment shall be effective as of the date the Company executes Exhibit A entitled "Certificate of Delivery and Acceptance" of the Lease.

2. The Company (a) represents and warrants that the Purchase Order constitutes the entire understanding of the parties thereto with respect to the purchase and sale of the Equipment covered thereby; (b) hereby assigns to Lessor all of its rights under the Purchase Order as to the equipment listed on
Schedule 1, as amended from time to time, of Exhibit A of the Lease; (c) hereby assigns to Lessor and Lessor hereby assumes and agrees, so long as a Company complies with the provisions of the Lease and otherwise performs its obligations under the Purchase Order, to perform Company's obligations under the Purchase Order to pay the price of the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; and (d) represents and warrants that neither notice to nor consent from the respective vendor is required in connection with the execution, delivery and performance of this Assignment or for the validity or enforceability of this Assignment.

3. Pursuant to this Assignment, the Company hereby agrees with Lessor that the Company shall continue to be responsible for the performance of all obligations under the Purchase Order, except for, subject to the condition provided in Paragraph 1 above, the obligation to pay the price as provided in Paragraph 2 above, and the Company agrees to hold harmless and indemnify Lessor from all liability, loss, damage, and expense arising from or directly or indirectly attributable to such obligations.

         IN WITNESS WHEREOF, the parties have duly executed this Assignment under seal by their authorized representatives as of the date opposite their respective signatures.

TELECOMMUNICATIONS FINANCE GROUP         ATHENA INTERNATIONAL LTD. LIABILITY CO.
                                         DBA Athena International, LLC

By:_____________________________         By:____________________________________
    Authorized Representative                       (Name & Title)
    Dated Signed: 7/11/97                   Date Signed: 6-4-97

TFGLA206-8.WPT

                                  ATTACHMENT A

EQUIPMENT LIST # TFG-97245                                   DATED: June 2, 1997
-------------------------
COMPANY:   ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC
SITE LOCATION: LOS ANGELES, CALIFORNIA
ADDITION:  I

PART NO./DESCRIPTION                                                              QUANTITY                      AMOUNT
--------------------                                                              --------                      ------
         SS- C
         -----
A FULLY  EQUIPPED  DTF-02  FRAME  (1152  PORTS) PER  DCO-681162,  ISSUE l, DATED
09/17/96 (S.O.#071175) AS FOLLOWS:
         MATERIAL                                                                    1 LOT                  $72,307.00
         INSTALLATION                                                                                        10,200.00
         FREIGHT                                                                                                 24.05
    765 AMP HOUR  BATTERY PART  #4-DAV85-19  WITH 1200 AMP HOUR CHARGER PER DCO-
    710000, ISSUE 01, DATED 10/28/96;  2 EJH PROCESSORS;  1 SPARE EJH PROCESSOR;
    200 AMP  DISTRIBUTION  PANEL  WITH BUS BAR  CABLES  AND 10-10  AMP  BREAKERS
    (S.O.#071800) AS FOLLOWS:
         MATERIAL                                                                    1 LOT                   52,773.00
         INSTALLATION                                                                                        12,200.00
         FREIGHT                                                                                                895.48
    A HENDRY FUSE PANEL PER DCO-710009, ISSUE 02, DATED 12/06/96  (S.O.#071983)
    AS FOLLOWS:
         MATERIAL                                                                    1 LOT                    1,732.00
         INSTALLATION                                                                                         2,200.00
         FREIGHT                                                                                                 78.50
         THIRD PARTY VENDOR- ACTION TELCOM
         ---------------------------------
    PRIMARY SYSTEM; SECONDARY SYSTEM; AVAS
    SYSTEM; TCP/P PACKAGE; NETPLAN PACKAGE;
    REMOTE COMMUNICATIONS PACKAGE; BASIC
    AGGRAGATOR PACKAGE; INSTALLATION;
    TRAINING (SEE ATTACHED EQUIPMENT LIST)                                           1 LOT                  111,650.00
         THIRD PARTY VENDOR- TELLABS
         ---------------------------
    81.2571/32MS TI ECHO CANCELLER                                                       8                   17,655.00
    FREIGHT                                                                                                       8.58
    81.0257D/23" ECHO CANC MTG ASSY                                                      1                      836.00
    FREIGHT                                                                                                      11.88
         THIRD PARTY VENDOR- TTC
         -----------------------
    EQUIPMENT AS FOLLOWS:                                                            1 LOT                   15,807.00
    CENTRAL OFFICE TESTING PKG, S/N 10347                                                1
    RACK MOUNT, 19", 1402                                                                1
    RACK MOUNT (19") FOR 41934                                                           1
    CABLE- BANTAM TO BANTAM 10'                                                          4
    FREIGHT                                                                                                      43.00
                                                                                                                 -----

                                                                        TOTAL                               $298,421.49
                                                                                                            ===========

SIEMENS                                                             OCC CONTRACT
Stromberg-Carlson

Buyer:          Athena                                     DATE: 09/17/96
      ----------------------------            INSTALLATION SITE: Los Angeles, CA
                                              ----------------------------------
----------------------------------
                                              ----------------------------------
----------------------------------



This Contract is subject to the terms and conditions set forth herein, and includes the following:
1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License
2. Technical Proposal No DCO-681162 , Issue 1 , dated, 09/17/96
3. Payment Terms:
   -100% of equipment price upon delivery, F O B Lake Mary, Florida
   -100% of Installation price upon Installation turnover

                                                                                                                          Delivery
                                                                                                                         (Month ARO)
Item                       Description                                        Quantity      Unit Price       Total        Schedule
----                       -----------                                        --------      ----------       -----        --------
01                     Proposal for a fully equipped
                       DTF-02 Frame (1152 Ports), per
                       DCO-681162, Issue 1, dated 09/17/96.        Material                                 72,307
                                                                   Installation                             10,200
                                                                                                            ------
                                                                   TOTAL                                    82,507

NOTE: This form must be signed and returned by Buyer within 30 days of the first date above written.

This Contract is agreed to for item(s):   01           Siemens Stromberg-Carlson Home Office
                                       --------        Acceptance
                                                       By: /s/ ILLEGIBLE               9/26/96
By: /s/ ILLEGIBLE  Managing Dir  9/25/96                  --------------------------------------
   --------------------------------------------                                          Date
   Authorized Representative & Title     Date

For: Athena International, L.L.C.                      Receipt of $               from Buyer is Hereby Acknowledged
    ------------------------------------------                     --------------
             (Buyer/Licensee)                          By:
                                                          --------------------------------------
                                                                                         Date

Form 8SG-360-4 (2/91)

SIEMENS                                                             OCC CONTRACT
Stromberg-Carlson
400 Rinehart Road
Lake Mary, Florida 32748
(407)-942-5000

Buyer      ATHENA INTERNATIONAL
       -------------------------------                   DATE:  October 28, 1996
                                            INSTALLATION SITE:  Los Angeles, CA
                                                              ------------------

                                            ------------------------------------


This Contract is subject to the terms and conditions set forth herein, and Includes the following:
1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License
2. Technical Proposal No. DCO-710000 , Issue 1 ,dated, 10/28/96
3. Payment Terms:
   -  100% of equipment price upon delivery, F.O.B. Lake Mary, Florida
   -  100% of installation price upon installation turnover.

                                                                                                              Delivery
                                                                                                            (Month ARO)
Item  Description                                                        Quantity    Unit Price    Total      Schedule
----  -----------                                                        --------    ----------    -----      --------
01    Proposal for 765 Amp Hour Battery
      Part #4-DAV85-19 with 1200 amp
      hour charger per DCO-710000, Issue 01,
      dated 10/28/96
                                                       Material                                  $20,993
                                                       Installation                                8,000
                                                                                                   -----
                                                       TOTAL                                     $28,993
                                                                                                 =======

      (continued on page la)

NOTE: This form must be signed and returned by Buyer within 30 days of the first date above written.


This Contract is agreed to for item(s): 01, 02, 03                 Siemens Stromberg-Carlson Home Office
and 07 only                                                        Acceptance
                                                                   By:  /s/ ILLEGIBLE            12/23/96
By: /S/ ILLEGIBLE                         12/27/96                    -------------------------------------
   -----------------------------------------------                                                 Date
        Authorized Representative & Title
                                                                   Receipt of $          from Buyer is Hereby Acknowledged
For: /S/ ILLEGIBLE
    ----------------------------------------------                 By:
               (Buyer/Licenses)                                       --------------------------------------
                                                                                                    Date

Form S3C-360-4 (2/91)

SIEMENS                                                              CONTRACT
Stromberg-Carlson                                                   CONTINUATION
                                                                       SHEET


        ATHENA INTERNATIONAL                                  DCO-710000
                                                              Issue: 01
                                                              Date: 10/28/96
                                                              Page 1a

Item           Description                                                         Qty.     Unit Pr           Total
----           -----------                                                         ----     -------           -----
02             2 EJH Processors                                  Material                                    $20,280
                                                                 Installation                                $ 2,000
                                                                                                             -------
                                                                 TOTAL                                       $22,280

03             1 Spare EJ H Processor                            Material                                    $10,140
                                                                 Installation                                     --
                                                                                                             -------
                                                                 TOTAL                                       $10,140

04             Expansion of Route Guide                          Material
               Index- Requires Release                           Installation
               15.0. Item 05 and Item 02.
                                                                 TOTAL

05             Release 15.0 RTU Startup                          Material
                                                                 Installation

                                                                 TOTAL

06             Aux Table Expansion                               Material
               Feature #820085 Requires                          Installation
               Item 08.
                                                                 TOTAL

07             200 Amp Distribution Panel                        Material                                     $1,360
               with Bus Bar, Cables and                          Installation                                  2,200
               10-10 Amp Breakers                                                                            -------
                                                                 TOTAL                                        $3,560

SIEMENS                                                                                            CONTRACT
Stromberg Carlson                                                                                CONTINUATION
                                                                                                     SHEET

                ATHENA INTERNATIONAL                                                    DC0-710000
                                                                                        Issue: 01
                                                                                        Date: 10/28/96
                                                                                        Page 1a

Item           Description                                                         Qty.     Unit Pr           Total
----           -----------                                                         ----     -------           -----


NOTES:

Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

PRICES DO NOT INCLUDE TAXES AND FREIGHT.

                                                                    OCC CONTRACT
SIEMENS
Stromberg-Carlson

400 Rinehart Road
Lake Mary, Florida 32746
(407) 942-5000

Buyer: ATHENA                                              DATE: 12/06/96
                                              INSTALLATION SITE: Los Angeles, CA
                                              ----------------------------------

This Contract is subject to the terms and conditions set forth herein, and includes the following:
1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.
2. Technical Proposal No.  ______________________________,  Issue _______, dated
   _________________,
3. Payment Terms:
   -  100% of equipment price upon delivery, F.O.B. Lake Mary, Florida
   -  100% of installation price upon installation turnover.

                       DCO-710009               2                       12/06/96

                                                                                                            Delivery
                                                                                                          (Month ARO)
Item  Description                                                Quantity     Unit Price        Total      Schedule
----  -----------                                                --------     ----------        -----      --------
01    Proposal for a Hendry Fuse
      Panel, per DCO-710009,
      Issue 02, dated 12/06/96.
                                                Material                                       $1,732
                                                Installation                                    2,200
                                                                                               ------
                                                TOTAL                                          $3,932

      (continued on page 1a)

NOTE: This form must be signed and returned by Buyer within __________ days of the first date above written.

This Contract is agreed to for item(s): ---                      Siemens Stromberg-Carlson Home Office
                                                                 Acceptance
--------------------------------------------------
                                                                 By:  /s/ ILLEGIBLE             2/4/97
                                                                    -----------------------------------------
By: /s/ Tom Wilson    Managing Partner  1/19/97                     Date
   -----------------------------------------------
      Authorized Representative & Title   Date                   Receipt of $_______ from Buyer is Hereby Acknowledged

(orig PO signed by TW)

For: Athena                                                      By:
    -----------------------------------------------                 ------------------------------------------
                (Buyer/Licensee)                                                                        Date


Form 89C-360-4 (2/91)

                                                                     CONTRACT
SIEMENS                                                             CONTINUATION
Stromberg-Carlson                                                       SHEET


           ATHENA                                          DCO-710009
                                                           Issue: 02
                                                           Date: 12/06/96
                                                           Page 1a

Item                            Description                                     Qty.  Unit Pr.             Total
----                            -----------                                     ----  --------             -----

NOTES:

IF PURCHASED, A 10% DEPOSIT IS REQUIRED ON ORDER ENTRY. IF LEASED FROM TELECOMMUNICATIONS FINANCE GROUP, A 5% DEPOSIT IS REQUIRED ON ORDER ENTRY. THIS 5% DEPOSIT WILL BE APPLIED AGAINST LEASE PAYMENTS.

Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

PRICES DO NOT INCLUDE TAXES AND FREIGHT.

33C 380-034 (2/96)

                          ASSIGNMENT OF PURCHASE ORDER

         This Assignment between ATHENA INTERNATIONAL, LLC ("Company') and TELECOMMUNICATIONS FINANCE GROUP ("Lessor").

         WHEREAS, the Company and Lessor have, or will shortly, execute a Lease Agreement ("Lease"); and

         WHEREAS, the Company has executed and delivered a certain purchase contract covering the property described therein (the "equipment"), a copy of which purchase contract is attached hereto as Attachment A ("Purchase Order"); and

         WHEREAS, the Company desires to assign to Lessor all of its rights and interests under the Purchase Order for that equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease so that Lessor might purchase and take title to such equipment in the Company's stead.

         NOW, THEREFORE. for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. This Assignment shall be effective as of the date the Company executes Exhibit A entitled "Certificate of Delivery and Acceptance" of the Lease.

2. The Company (a) represents and warrants that the Purchase Order constitutes the entire understanding of the parties thereto with respect to the purchase and sale of the equipment covered thereby; (b) hereby assigns to Lessor all of its rights under the Purchase Order as to the equipment listed on
Schedule 1, as amended from time to time, of Exhibit A of the Lease; (c) hereby assigns to Lessor and Lessor hereby assumes and agrees, so long as a Company complies with the provisions of the Lease and otherwise performs its obligations under the Purchase Order, to perform Company's obligation under the Purchase Order to pay the price of the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; and (d) represents and warrants that neither notice to nor consent from the respective vendor is required in connection with the execution, delivery and performance of this Assignment or for the validity or enforceability of this Assignment.

3. Pursuant to this Assignment, the Company hereby agrees with Lessor that the Company shall continue to be responsible for the performance of all obligations under the Purchase Order, except for, subject to the condition provided in Paragraph 1 above, the obligation to pay the price as provided in Paragraph 2 above, and the Company agrees to hold harmless and indemnify Lessor from all liability, loss, damage, and expense arising from or directly or indirectly attributable to such obligations.

         IN WITNESS WHEREOF, the parties have duly executed this Assignment under seal by their authorized representatives as of the date opposite their respective signatures.

TELECOMMUNICATIONS FINANCE GROUP             ATHENA INTERNATIONAL, LLC

By:  /s/ CC Callaway                         By:  /s/ Michael Landers
   -----------------------------                -------------------------------
                                              Michael Landers     ILLEGIBLE
--------------------------------             ----------------------------------
   Authorized Representative                           (Name & Title)

Date Signed:  31 Jan 1997                    Date Signed:  11-5-96
            --------------------                         ----------------------

TFGLNO01

                                                                    OCC CONTRACT

SIEMENS
Stromberg-Carlson
400 Rinehart Road                  ATTACHMENT A
Lake Mary, Florida 32748
(407) 942-5000

                                                          DATE:  09/17/96
Buyer:    ATHENA                             INSTALLATION SITE:  Los Angeles, CA
      --------------------------------                         -----------------

--------------------------------------      ------------------------------------






This Contract is subject to the terms and conditions set forth herein, and includes the following:
1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.
2. Technical Proposal No. DCO-681161 ______________, Issue 1 , dated, 09/17/96
3. Payment Terms:
   -  100% of equipment price upon delivery, F.O.B. Lake Mary, Florida
   -  100% of installation price upon installation turnover.

                                                                                                                          Delivery
                                                                                                                         (Month ARO)
Item           Description                                                     Quantity      Unit Price       Total        Schedule
----           -----------                                                     --------      ----------       -----        --------
01             Proposal for a Used 1152 Port
               equipped and wired Release 12.1
               Does not include power. Switch is
               located at Calgary, Alberta.
               Per DC0-681161, Issue 1,
               Dated 09/17/96.
                                                         Material                                           $300,000
                                                         Installation                                         29,000
                                                                                                              ------
                                                         TOTAL                                              $329,000

02             Basic SS-7 with 800 portability.                                                              Incl In
                                                                                                             Item 01
                                                                                                          No Charge.

                                    (continued on page 1a)

NOTE: This form must be signed and returned by Buyer within 30 days of the first date above written.

This Contract is agreed to for item(s):  01, 02, 02A,          Siemens Stromberg-Carlson Home Office
                                       -----------------       Acceptance
04, 05, 06, 07, $365,950
--------------------------------------------------------       By: /s/ ILLEGIBLE                       9/26/96
                                                                  --------------------------------------------
                                                                                                        Date
By: /s/ ILLEGIBLE    Managing Director     9/25/96
   -----------------------------------------------------
    Authorized Representative & Title       Date

For:  Athena International, L.L.C.                             Receipt of $____________ from Buyer is Hereby Acknowledged
    ----------------------------------------------------
                    (Buyer/Licensee)                           By:
                                                                  ---------------------------------------------
                                                                                                        Date

     SIEMENS                                                          CONTRACT
STROMBERG-CARLSON                                                   CONTINUATION
                                                                        SHEET


               ATHENA                                  DCO-681161
                                                       Issue: 01
                                                       Date: 09/17/96
                                                       Page 1a

Item    Description                                                             Qty. Unit Pr.             Total
---------------------------------------------------------------------------------------------------------------------
02A     SS-7 Spares
                                                   Material                                               Included in
                                                                                                          Item 01
                                                                                                          No Charge.

03      Additional pairs of "A" LINKS
        (maximum additional available
        is 11).
                                                   Material                      $7,225

4       Power System.
                                                   Material                                                  $28,350
                                                   Installation:                                              $1,600
                                                                                                              ------
                                                   TOTAL:                                                    $29,950

05      Upgrade to Release 14.0
                                                   Material                                                   Included in
                                                                                                              item 01.

06      De-install at Calgary, Pack
                                                   Material                                                   $   500
                                                   Installation:                                              $ 9,500
                                                                                                              -------
                                                   TOTAL:                                                     $10,000

07      RCI Expansion                                                                                         N/C
                                                                                                              included
                                                                                                              in base

(Continued on page 2a)


SSC 360-034 (2/96)

                                                                      CONTRACT
      SIEMENS                                                       CONTINUATION
STROMBERG-CARLSON                                                       SHEET

               ATHENA                                   DCO-681161
                                                        Issue: 01
                                                        Date: 09/17/96
                                                        Page 2a

Item                         Description                                     Qty. Unit Pr.               Total
----                         -----------                                     -------------               -----

USED SYSTEMS ARE SUBJECT TO AVAILABILITY AND ARE OFFERED ON A FIRST COME FIRST SERVE BASIS.

A 10% DEPOSIT IS REQUIRED ON ORDER ENTRY, IF LEASED, A 5% DEPOSIT IS REQUIRED ON ORDER ENTRY. IF APPLIED AGAINST A LEASE, IT WILL APPLY TO THE FIRST AND THIRTEENTH PAYMENTS AND CONTRIBUTE TO THE LAST PAYMENT.

Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

              PRICES DO NOT INCLUDE TAXES AND FREIGHT.








     SSC 380-034 (2/96)

                      "ADDITIONAL" SECRETARY'S CERTIFICATE

         I, _________________________,do hereby certify that I am the Secretary of ATHENA INTERNATIONAL LTD. LIABILITY CO DBA ATHENA INTERNATIONAL, LLC, a Limited Liability Company duly organized and existing under the laws State of Louisiana ("Company) "); that I am the keeper of the seal of the company and company records, including,, without limitation, the Operating Agreement, By-Laws and the minutes of the meeting of the Managing Members of the any; that the following is an accurate and compared transcript of the resolutions contained in the minute book of the Company, which resolutions were duly adopted and ratified at a meeting of the Managing Members of the Company duly convened and held in accordance with the By-Laws and Operating Agreement of the Company on the _____ day _____________,19__, at which time a quorum was present and acted throughout; and that said resolutions have not in any way been modified, repealed or rescinded, but are in full force and effect:

                  "RESOLVED, that any Managing Member of the Company be and is hereby authorized and empowered in the name and on behalf of this Company to enter into one or more lease agreements with
         TELECOMMUNICATIONS FINANCE GROUP ("hereinafter called "LESSOR") concerning personal property leased to the Company; from time to time to modify, supplement or amend any such agreements; and to do and perform all other acts and things deemed by such Managing Member to be necessary, convenient or proper to carry out any of the foregoing; and be it

                  FURTHER RESOLVED, that all that any Managing Member shall have done or may do in the premises is hereby ratified and approved; and be it

                  FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or recession shall have been received by LESSOR and that receipt of such notice shall not effect any action taken or loans or advances made by LESSOR prior thereto and LESSOR is authorized to rely upon said resolutions until receipt by it of written notice of any change; and be it

                  FURTHER RESOLVED, that the Secretary be and is hereby authorized and directed to certify to LESSOR that the foregoing resolutions and provisions thereof are in conformity with the Operating Agreement and By-Laws of this Company."

         I do further certify that the Lease Agreement entered into by the Company and LESSOR concerning the following items of personal property:

Siemens Stromberg-Carlson Designated Product plus Peripheral Equipment is one of the agreements referred to in said resolutions and was duly executed pursuant thereto and there are no restrictions imposed by the Operating Agreement or By-Laws of the Company restricting the power or authority of the Managing Members of the Company to adopt the foregoing resolutions or upon the Company or its Managing Members to act in accordance therewith.

         I do further certify that the following are names and specimen signatures of Managing Members of the Company empowered and authorized by the above resolutions, each of which has been duly elected to hold and currently holds the office of the Company set opposite his name:

      Name                           Office                        Signature
      ----                           ------                        ---------
Kevin H. Pollard                President & CEO             /s/ Kevin H. Pollard


         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 2nd day of April, 1998.

                              /s/ ILLEGIBLE
                            ----------------------------------------------------
(SEAL)                      Secretary of ATHENA INTERNATIONAL LTD. LIABILITY CO.
                            DBA ATHENA INTERNATIONAL, LLC

         TFGLN001

                      "ADDITIONAL" SECRETARY'S CERTIFICATE

         I,  _____________________________,  do  hereby  certify  that  I am the
Secretary of ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC, a Limited Liability Company duly organized and existing under the laws of the State of Louisiana ("Company) "); that I am the keeper of the seal of the company and company records, including, without limitation, the Operating Agreement, By-Laws and the minutes of the meeting of the Managing Members of the Company; that the following is an accurate and compared transcript of the resolutions contained in the minute book of the Company, which resolutions were duly adopted and ratified at a meeting of the Managing Members of the Company duly convened and held in accordance with the By-Laws and Operating Agreement of the Company on the ____ day of ______________, 19__, at which time a quorum was present and acted throughout; and that said resolutions have not in any way been modified, repealed or rescinded, but are in full force and effect:

                  "RESOLVED, that any Managing Member of the Company be and is hereby authorized and empowered in the name and on behalf of this Company to enter into one or more lease agreements with
         TELECOMMUNICATIONS FINANCE GROUP ("hereinafter called "LESSOR") concerning personal property leased to the Company; from time to time to modify, supplement or amend any such agreements; and to do and perform all other acts and things deemed by such Managing Member to be necessary, convenient or proper to carry out any of the foregoing; and be it

                  FURTHER RESOLVED, that all that any Managing Member shall have done or may do in the premises is hereby ratified and approved; and be it

                  FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or recission shall have been received by LESSOR and that receipt of such notice shall not effect any action taken or loans or advances made by LESSOR prior thereto and LESSOR is authorized to rely upon said resolutions until receipt by it of written notice of any change; and be it

                  FURTHER RESOLVED, that the Secretary be and is hereby authorized and directed to certify to LESSOR that the foregoing resolutions and provisions thereof are in conformity with the Operating Agreement and By-Laws of this Company."

         I do further certify that the Lease Agreement entered into by the Company and LESSOR concerning the following items of personal property:

Siemens Stromberg-Carlson Designated Product plus Peripheral Equipment is one of the agreements referred to in said resolutions and was duly executed pursuant thereto and there are no restrictions imposed by the Operating Agreement or By- Laws of the Company restricting the power or authority of the Managing Members of the Company to adopt the foregoing resolutions or upon the Company or its Managing Members to act in accordance therewith.

         I do further certify that the following are names and specimen signatures of Managing Members of the Company empowered and authorized by the above resolutions, each of Which has been duly elected to hold and currently holds the office of the Company set opposite his name:

     NAME                          OFFICE                        SIGNATURE
     ----                          ------                        ---------
Kevin H. Pollard               President & CEO              /s/ Kevin H. Pollard

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 23 day of March, 1998


                             ---------------------------------------------------
(SEAL) Secretary of ATHENA INTERNATIONAL LTD. LIABILITY CO DBA ATHENA INTERNATIONAL, LLC

                                                 SECRETARY'S CERTIFICATE

         I, Craig Berner, do hereby certify that I am the Assistant Secretary ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC, a Limited Liability Company duly organized and existing under the laws of the State of Louisiana ("Company) "); that I am the keeper of the seal of the company and company records, including, without limitation, the Operating Agreement, By-Laws and the minutes of the meeting of the Managing Members of the Company; that the following is an accurate and compared transcript of the resolutions contained in the minute book of the Company, which resolutions were duly adopted and ratified at a meeting of the Managing Members of the Company duly convened, and held in accordance with the By-Laws and Operating Agreement of the Company on the 29 day of March, 1996 at which time a quorum was present and acted throughout; and that said resolutions have not in any way been modified, repealed or rescinded, but are in full force and effect:

                  "RESOLVED, that any Managing Member of the Company be and is hereby authorized and empowered in the name and on behalf of this Company to enter into one or more lease agreements with
         TELECOMMUNICATIONS FINANCE GROUP ("hereinafter called "LESSOR") concerning personal property leased to the Company; from time to time to modify, supplement or amend any such agreements; and to do and perform all other acts and things deemed by such Managing Member to be necessary, convenient or proper to carry out any of the foregoing; and be it

                  FURTHER RESOLVED, that all that any Managing Member shall have done or may do in the premises is hereby ratified and approved; and be it

                  FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or recission shall have been received by LESSOR and that receipt of such notice shall not effect any action taken or loans or advances made by LESSOR prior thereto and LESSOR is authorized to rely upon said resolutions until receipt by it of written notice of any change; and be it

                  FURTHER RESOLVED, that the Secretary be and is hereby authorized and directed to certify to LESSOR that the foregoing resolutions and provisions thereof are in conformity with the Operating Agreement and By-Laws of this Company."

         I do further certify that the Lease Agreement entered into by the Company and LESSOR concerning the follow items of personal property:

Siemens Stromberg-Carlson Designated Product plus Peripheral Equipment is one of the agreements referred to in said resolutions and was duly executed pursuant thereto and there are no restrictions imposed by the Operating Agreement or By-Laws of the Company restricting the power or authority of the Manage Members of the Company to adopt the foregoing resolutions or upon the Company or its Managing Members to act accordance therewith.

         I do further certify that the following are names and specimen signatures of Managing Members of the Company empowered and authorized by the above resolutions, each of which has been duly elected to hold and currently holds the of the Company set opposite his name:

      NAME                          OFFICE                        SIGNATURE
William Cooper             Vice President -- Operations      /s/ William Cooper


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 3rd day of Ma??????, 1998.


                            ----------------------------------------------------
(SEAL)                      Secretary of ATHENA INTERNATIONAL LTD. LIABILITY Co.
                            DBA ATHENA INTERNATIONAL, LLC

         TFGLN001

                             SECRETARY'S CERTIFICATE

         I, P. Scott Muller, do hereby certify that I am the secretary of ATHENA INTERNATIONAL LTD. LIABILITY CO. dba ATHENA INTERNATIONAL, LLC, a limited liability company duly organized and existing under the laws of the state of Colorado ("Corporation"); that I am the keeper of the seal of the corporation and corporate records, including, without limitation, the Charter, By-Laws and the minutes of the meeting of the Board of Directors of the Corporation; that the following is an accurate and compared transcript of the resolutions contained in the minute book of the Corporation. which resolutions were duly adopted and ratified at a meeting of the Board of Directors of the Corporation duly convened and held in accordance with the By-Laws and Charter of the Corporation on the 1st day of December, 1996, at which time a quorum was present and acted throughout; and that said resolutions have not in any way been modified, repealed or rescinded, but are in full force and effect.

                  "RESOLVED, that any officer of the Corporation be and is hereby authorized and empowered in the name and on behalf of this
         Corporation to enter into one or more lease agreements with TELECOMMUNICATIONS FINANCE GROUP ("hereinafter called "LESSOR") concerning personal property leased to the Corporation; from time to time to modify, supplement or amend any such agreements; and to do and perform all other acts and things deemed by such officer to be necessary, convenient, or proper to carry out any of the foregoing; and be it

                  FURTHER RESOLVED, that all that any officer shall have done or may do in the premises is hereby ratified and approved; and be it

                  FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or recission shall have been received by LESSOR and that receipt of such notice shall not effect any action taken or loans or advances made by LESSOR prior thereto and LESSOR is authorized to rely upon said resolutions until receipt by it of written notice of any change; and be it

                  FURTHER RESOLVED, that the Secretary be and is hereby authorized and directed to certify to LESSOR that the foregoing resolutions and provisions thereof are in conformity with the Charter and By Laws of this Corporation."

         I do further certify that the Lease Agreement entered into by the Corporation and LESSOR concerning the following items of personal property:

Siemens Stromberg-Carlson Designated Product plus Peripheral Equipment is one of the agreements referred to in said resolutions and was duly executed pursuant thereto and there are no restrictions imposed by the Charter or By-Laws of the Corporation restricting the power or authority of the Board of Directors of the Corporation to adopt the foregoing resolutions or upon the Corporation or its officers to act in accordance therewith.

         I do further certify that the following are names and specimen signatures of officers of the Corporation empowered and authorized by the above resolutions, each of which has been duly elected to hold and currently holds the officer of the Corporation set opposite his name:

     NAME                       OFFICE                         SIGNTAURE
Michael Landers           Exec. Managing Director    /s/ Michael Landers
William F. Cooper, III    Managing Director          /s/ William H. Cooper, III
Thomas W. Wilson          Managing Director          /s/ Thomas Wilson

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation this 1st day of December, 1996.

                                /s/ P. Scott Muller
                             ---------------------------------------------------
(SEAL) Secretary of ATHENA INTERNATIONAL LTD. LIABILITY CO dba ATHENA INTERNATIONAL, LLC






                        .TPGLN001

                               CONSENT AND WAIVER
                 BY OWNER, LANDLORD OR MORTGAGEE OF REAL ESTATE
                   (hereinafter referred to as "Undersigned")

         1. FOR GOOD AND VALUABLE CONSIDERATION. receipt of which is hereby acknowledged.

Undersigned,    Capital & Counties U.S.A., Inc.
             ---------------------------------------------
                        (NAME)

of 101 California Street, suite 2525
  --------------------------------------------------------
      (NO. OF STREET)

San Francisco      San Francisco     California          94111
---------------------------------------------------------------
(CITY OR TOWN)     (COUNTY)          (STATE)             (ZIP)

being owner, landlord or mortgage of certain real estates
known as 800 West Sixth Street
        --------------------------------------------------
          (NO. OF STREET)

Los Angeles            Los Angeles             California                  90017
--------------------------------------------------------------------------------
(CITY OR TOWN)           COUNTY                  (STATE)                   (ZIP)

              and briefly described as follows:

              old premier now being occupied by ATHENA INTERNATIONAL LTD. LIABILITY FCO, the ATHENA INTERNATIONAL, LLC (hereinafter referred to as "Occupant") which Occupant will enter or has entered into a Lease Agreement dated as of October 31, 1998 (hereinafter to as "Instrument" and herein by references made a part hereof) with TELECOMMUNICATION FINANCE GROLUP, 400 Rinehart Road, Lake Mary, Florida 32746 (hereinafer referred to as "LESSOR"), where LESSOR will leasse or has leased the property described or to be described in said Instrument (or in documents ancillary therein ) and generally described as follows (hereinafter referred to all as the "equipment"):

              Siemens Stromberg-Carlson Designated Product Plus Peripheral Equipmentdoes hereby agree that that sold equipment may be situated in and temporarily affected to the above- described real to and that said, equipment is to remain personal property notwithstanding the manner which it is a refluxed to the sold real obtain and there title thereof shall. remain in LESSOR, its legal representatives, customers, agents, or until such time as it is conveyed by LESSOR to other parties.

                     2. This Agreement shall also apply to any of the above described equipment which is already on the premises or may hereafter be delivered or installed thereon , and it or may hereafter become, subject to the aforementioned instrument.

                     3. Undersigned wolves such and every right which Undersigned now has or may hereafter have under the laws of the State. Of California or any other state or by lecture of any real estate lease or mortgage now in effects or hereafter executed by Undersigned or said Occupant to levy or distrain upon for rent, in arrears in advance, or both as to claim or assert title to the aforesaid equipment.

                     4. Undersigned  recognizes and acknowledges  that any claim or claims that LESSOR has or may hereafter have against said equipment by virtue of the aforementioned Investment is superior in any lien or claim or any nations which Undersigned now has or may hereinafter have to such equipment by statue, agreement or otherwise.

                     5. It is  futher  agreed  that  LESSOR or his  assiugns  or agents may may remove said equipment from the above-described premises whenever LESSOR feels it is necessary to do so to protect its interiors and without inability or accountability to the Undersigned therefore, precept that much removal shall be accomplished with prior notification to the Building with as little description to the Under registered building operation as possible and that LESSOR repair any damage which it may cause to the leased precisely and the Building by reason of much removal.

                     6. LESSOR may, without affecting the validity of this agreement, extend the forms of payment of any indebtedness of Occupant to LESSOR or alter the performance of any of the terms and conditions or aforementioned Instruments with out the consent of Undersigned end without giving notice thereof to Undersigned.

                     7, This  agreement  insures to the benefit of the recession transferees and of LESSOR and shall do binding upon heirs personal representative, successors and designs of Undersigned.

       IN WITNESS WHEREOF, the Undersigned has pest his hand and seas, or caused its hands and oral to be affirmed this .day _______, of 19__.

(SEAL)                                 By: /s/ ILLEGIBLE
                                           --------------------------
                                       Title: Vice President
                                              -----------------------
Witness_________________               Capital & Countries U.S.A. Inc.
                                       -------------------------------
                                       San Francisco, CA 94111
                                       -------------------------------
                                       415/421-5100
                                       -------------------------------

ATHENA INTL
SIEMENS LEASE SUMMARY
as of 10/15/98 per Jeff Emery's analysis
Location

DENVER:
      Original DCO                                              Denver               314,252.00
      Addition 1
      Hard/Soft               TeleFlex Call Capture/Intellinks  Denver                96,073.45
                              and stwr
      Hard/Soft               TeleFlex Call Capture/lntellinks  Denver                49,295.95
                              and stwr
      Hardware                AS400                             Denver                27,673.40
      Hardware                AS400                             Denver                 5,155.70
      Freight                 Freight on above                  Denver                 3,052.14
      Addi ti on 2                                                                   181,250.64
      DTF CMF LTF PRT         DCO frames                        Denver               148,807.00
      Freight                 Freight on above                  Denver                   529.10
      Misc Equip              As400 harddrive upgrade           Denver                15,180.00
      Addition 3                                                                     164,516.10
      NAMS                    NAMS hdwr/sftwr                   Denver               101,000.00
      Misc Equip              (16) Echo Can                     Denver (all?)         25,288.93
      Misc Equip              T-Bird                            Denver                13,501.00
      DTF                     TI expansion frame                Denver               122,227.00
      Freight                 Freight on above                  Denver                 2,339.72
      Addition 4                                                                     264,356.65
      DTF                     T1 expansion frame                Denver                67,500.00
      Freight                 Freight on above                  Denver                   515.31
      Addition 5                                                                      68,015.31
      2 EJH Proc              Enhanced Processor                Denver                32,420.00
      Freight                 Freight on above                  Denver                    25.58
      A Link Pair             SS7 Expansion                     Denver                 7,500.00
      Misc Equip              TeleFlex Intelink                 Denver                23,650.00
      Addition 6                                                                      63,595.58
      Re1 14                  Sftwr version 14                  Denver                15,000.00
      Com Con Sec             Allows additional DTFs            Denver                22,730.00
      Freight                 Freight on above                  Denver                    84.10
      Real Time ANJ           Allows FG-D ANI on DTMF           Denver                26,666.00
      200 Amp dist            DCO Power                         Denver                 3,560.00
      Freight                 Freight on above                  Denver                    44.75
      Misc Equip              AS400 upgrade                     Denver                19,812.00
      Addition 7                                                                      87,896.85
      Hendry Fuse             DCO Power Panel                   Denver                 3,632.00
      Freight                 Freight on above                  Denver                    84.17
      DTF                     T1 expansion frame                Denver                69,887.00
      Freight                 Freight on above                  Denver                   590.51
      888 and scat            800 table expansion               Denver                15,000.00
                                                                                      89,193.68
  Addition 8
      SLU Multi-Task          DCO                               Denver                 2,956.00
      Freight                 Freight on above                  Denver                    22.95
      Re1 15                  Sftwr version 15                  Denver                55,000.00
      Freight                 Freight on above                  Denver                    34.71
                                                                                      58,013.66
  Addition 9
      Misc Equip              TeleFlex Intelink                 Denver                58,013.66
  Addition 10                                                                         58,013.66
      Hong Kong Switch        Teleselect                        LA or Hong Kong      220,193.11
                                                                                     220,193.11
  TOTAL DENVER SWITCH                                                              1,569,297.24

         DENVER                                                     ATHENAA.AL3

         ATHENA INTERNATIONAL, LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC
         SITE: 910 15TH STREET, SUITE 667, DENVER, COLORADO 80202-2928
         COUNTY: DENVER

                                                                         SS-C            VENDOR             VENDOR
    ORDER                                   SS-C          TOTAL          INVOICE         (+10% FEE)         INVOICE       VENDOR
                   DESCRIPTION              ORDER#        AMOUNT         AMOUNT          AMOUNT             AMOUNT        NAME
    07/20194       DCO-CS                    065066      258802.00         256802.00
    07/20194       INSTALLATION              065086       38100.00          38100.00
    07/20194       SOFTWARE                  065066       19350.00          19350.00

ORIGINAL LEASE VALUE - SIGNED 01/30/95                   314252.00         314252.00          0.00                0.00
                         FREIGHT             065066        3052.14           3052.14
          11/28194       HARD/SOFT           350531       96073.45                        96073.45            87339.50    TELE-FLEX
          11/28194       HARD/SOFT           350537       49295.95                        49295.95            44814.50    TELE-FLEX
          11/28194       HARDWARE            350550       27673.40                        27673.40            25159.00    SIRIUS
          11/28/94       HARDWARE            350550        5155.70                         5155.70             4687.00    SIRIUS

ADDITION I - SIGNED - 02/08/96                           181250.84           3052.14     178198.50           162000.00

         03/25/96        1152 PORT ADD       089395      148807.00         148807.00
                         FREIGHT             069395         529.10            529.10
         04/02/96        MISC. EQUIP.        350768       15180.00                        15180.00            13800.00    TELE-FLEX

ADDITION II - SIGNED - 07/30/96                          164516.10         149336.10      15180.00            13800.00

         10/04/96        NAMS                350843      101000.00                       101000.00           101000.00    ACT TEL
         08/29/96        MISC. EQUIP.        350812       25288.93                        25288.93            23002.43    TEL PROD
         08/29/96        MISC. EQUIP.        350820       13501.00                        13501.00            12275.00    TTC
         09/10/96        DTF-03              071044      122227.00         122227.00
                         FREIGHT             071044        2339.72           2339.72

ADDITION III-SIGNED- 12/18/96                            264356.65          124566.72     139789.93           136277.43

         09/10/96       DTF-O4               071045       87500.00           67500.00
                        FREIGHT              071045         515.31             515.31




08/27/98
ATHENA-C.WK4-1

         DENVER                                                    ATHENAA.AL3

        ATHENA INTERNATIONAL, LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC
        SITE: 910 15TH STREET, SUITE 687, DENVER, COLORADO 80202-2928
        COUNTY:        DENVER

                                                                         SS-C            VENDOR             VENDOR
    ORDER                                   SS-C          TOTAL          INVOICE         (+10% FEE)         INVOICE       VENDOR
                   DESCRIPTION              ORDER#        AMOUNT         AMOUNT          AMOUNT             AMOUNT        NAME
ADDITION IV - SIGNED - 01/17/97                         68015.31         68015.31              0.00           0.00

11/25/98     2 EJH PROC                     071522       32420.00         32420.00
             FREIGHT                        071522          25.58            25.58
01/13/97     A-LINK PAIR                    071802        7500.00          7500.00
02/03/97     MISC. EQUIP.                   350885       23650.00                          23650.00         21500.00      TELE-FLEX

ADDITION V - SIGNED - 02/26/97                           63595.58          39945.58        23650.00         21500.00

11/25/96     REL 14.0                       071521       15000.00          15000.00
11/25/96     COM CON SEC                    071523       22730.00          22730.00
             FREIGHT                        071523          84.10             84.10
01/13/97     REAL TIME ANI                  071805       26666.00          26666.00
01/13/97     200 AMP DIST                   071801        3560.00           3560.00
             FREIGHT                        071801          44.75             44.75
01/20/97     MISC. EQUP.                    350891       19812.00                          19812.00        18015.00      CIBER NET
                 ADDITION VI - SIGNED - 03/31/97         87896.85          68084.85        19812.00        18015.00

02/10/97     HENDRY FUSE                    071982        3632.00           3632.00
             FREIGHT                        071982          84.17             84.17
07/24/97     DTF-04                         071831       69887.00          69887.00
             FREIGHT                        071631         590.51            590.51
03/07/97     888 AND SCAT                   072119       15000.00          15000.00

ADDITION VII - SIGNED - 05/12/97                         89193.68          89193.68            0.00            0.00

02/28/97     SLU MULTI-TASK                 072091        2956.00           2956.00
                       FREIGHT              072091          22.95             22.95
          03/26/97     REL 15               072300       55000.00          55000.00
                       FREIGHT              072300          34.71             34.71



                                                                  ATHENA-C.WK4-2
        08/27/98)

         DENVER                                                        ATHENAA.A
         ATHENA INTERNATIONAL, LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC
         SITE: 910 15TH STREET, SUITE 667, DENVER, COLORADO 80202-2928
         COUNTY: DENVER

                                                                         SS-C            VENDOR             VENDOR
    ORDER                                   SS-C          TOTAL          INVOICE         (+10% FEE)         INVOICE       VENDOR
    DATE           DESCRIPTION              ORDER#        AMOUNT         AMOUNT          AMOUNT             AMOUNT        NAME
    ----           -----------              ------        ------         ------          ------             ------        ----
ADDITION VIII - SIGNED - 06/06/97                        58013.68         58013.66          0.00             0.00

08/06/97       MISC. EQUIP.                 350994       93500.00                       93500.00          85000.00        TELE-FLEX

ADDITION IX - SIGNED - 08/08/97                          93500.00             0.00      93500.00          85000.00
10/27/97 MISC. EQUIP.                       351030      176000.00                      176000.00         160000.00        TELESELECT











                                    08/27/98
                                 ATHENA-C.WK4-3

TELECOMMUNICATIONS FINANCE GROUP

                                LEASE AGREEMENT

This Lease agreement, is effective on                July 23, 1994
                                      ------------------------------------------
between TELECOMMUNICATIONS FINANCE GROUP ("hereinafter Lessor") and  Athens
                                                                   -------------
International, Ltd. Liability Company dba Athena Internation, LLC, a Limited
-----------------------------------------------------------------    -----------

Liability with its office located at 910 15 Street, Suite 330, Denver, Colorado
                                     -------------------------------------------
80202-2928
----------                                               -----------------------
                                                         ("hereinafter Lessee").

1.   Lease.

     Lessor, subject to the conditions set forth in Section 25 hereof, agrees to lease to Lessee and Lessor hereunder, those items of personal property (the "Equipment") which are described on Schedule 1 of Exhibit A hereto. Lessee agrees to execute and deliver to Lessor a certificate of delivery and acceptance in substantively the form of Exhibit A hereto (a "Delivery Certificate") immediately after Turnover of the Equipment, and such execution shall constitute Lessee's irrevocable acceptance of such items of Equipment for all purposes of this Lease. The Delivery Certificate shall constitute a part of this Lease to the same extent was if the provisions thereof were set forth herein.

2.   Definitions.

     "Amortization Deductions" as defined in Section 11 (b) (i) hereof.

     "Appraisal Procedure" shall mean the following procedure for determining the Fair Market Sale Value of any item of Equipment. If either Lessor or Lessee shall request by notice (the "Appraisal Request") to the other that such value be determined by the Appraisal Procedure, (i) Lessor and Lessee shall, within 15 days after the Appraisal Request, appoint an independent appraiser mutually satisfactory to them, or (ii) if the parties are unable to agree on a mutually acceptable appraiser within such time. Lessor and Lessee shall each appoint one independent appraiser mutually satisfactory to them, or (ii) if the parties are unable to agree on a mutually acceptable appraiser within such time. Lessor and Lessee shall each appoint one independent appraiser (provided that if either party hereto fails to notify the other party hereto of the identity of the independent appraiser chosen by it within 30 days after the Appraisal Request, the determination of such value shall be made by the independent appraiser chosen by such other party), and (iii) if such appraiser chosen by such other party), and
     (iii) if such appraisers cannot agree on such value within 20 days after their appointment and if one appraisal is not within 5% of the other appraisal. Lessor and Lessee shall choose a third independent appraiser mutually satisfactory to them (or, if they fail to agree upon a third appraiser within 25 days after the appointment of the first two appraisers, such third independent appraiser shall within 20 days thereafter be appointed by the American Arbitration Association), and such value shall be determined by such third independent appraiser within 20 days after his appointment, after consultation with the other two independent appraisers. If the first two appraisals are within 5% of each other, then the average of the two appraisals shall be the Fair Market Sale Value, The fees and expenses of all appraisers shall be paid by Lessee.

     "Business Day" shall mean a day other than a Saturday, Sunday or legal holiday under the laws of the State of Florida.

     "Code" shall mean the Internal Revenue Code of 1954, as amended, or any comparable successor law.

     "Commencement Date" as defined in Section 3 hereof.

     "Default" shall mean any event or condition which after the giving of notice or lapse of time or both would become an Event of Default.

     "Delivery Certificate" as defined in Section 1 hereof.

     "Equipment" as defined in Section 1 hereof.

     "Event of Default" as defined in Section 18 hereof.

     "Event of Loss" shall mean, with respect to any item of Equipment, the actual or constructive total loss of such item of Equipment or the use thereof, due to theft, destruction, damage beyond repair or rendition thereof permanently unfit for normal use from any reason whatsoever, or the condemnation, confiscation or seizure of, or requisition of title to or use of, such item of Equipment.

     "Fair Market Sale Value" shall, at any time with respect to any item of Equipment which would be obtained in any arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer-user (other than a lessee currently in possession or a used equipment or scrap dealer). For purposes of Section 7(b) hereof. Fair Market Sale Value shall be determined by (i) an independent appraiser (at Lessee's expense) selected by Lessor or (ii) by the Appraiser Procedure if the Appraisal Request is made at least 90 days (but not more than 360 days) prior to the termination or expiration of the Lease Term, as the case may be, which determination shall be made (a) without deduction for any costs or expenses of dismantling or removal; and (b) on the assumption that such item of Equipment is free and clear of all Liens and is in the condition and repair in which it is required to be returned pursuant to Section 7(a) hereof. For purposes of Section 19(c) hereof, Fair Market sale Value shall be determined (at Lessee's expense) by an independent appraiser regard to the provisions of clauses (a) and (b) above; provided that if Lessor shall have sold any item of Equipment pursuant to Section 19(b) hereof, Fair Market Sale Value of such item of Equipment shall be the next proceeds of such sale after deduction of all costs and expenses incurred by Lessor in connection therewith; provided further, that if for any reason Lessor is not able to obtain possession of any item of Equipment pursuant to Section 19(a) hereof, the Fair Market Sale Value of such item of Equipment shall be zero.

     "Imposition" as defined in Section 11(a) hereof.

     "Indemnitee" as defined in Section 17 hereof.

     "Late Charge Rate" shall mean an interest rate per annum equal to the higher of two percent (2%) over the Reference Rate of eighteen percent (18%), but not to exceed the highest rate permitted buy applicable law.

     "Lease" and the terms "hereof", "herein", "hereto" and "hereunder", when used in this Lease Agreement, shall mean and include this Lease Agreement. Exhibits and the Delivery Certificate hereto as the same may from time to time be amended, modified or supplemented.

     "Lease Term" shall mean, with respect to any item of Equipment, the term of the lease of such item of Equipment hereunder specified in Section 3 hereof.

     "Lessee" as defined in the introductory paragraph of this Lease.

     "Lessor" as defined in the introductory paragraph of this Lease.

soever; (ii) any defect in the title, condition, design, or operation of, or lack of fitness for use of, or any damage to, or loss of, all or any part of the Equipment from any cause whatsoever; (iii) the existence of any Liens with respect to the Equipment; (iv) the invalidity, unenforceability or disaffirmance of this Lease or any other document related hereto; or (v) the prohibition of or interference with the use or possession by Lessee of all or any part of the Equipment, for any reason whatsoever, including without limitation, by reason of
(1) claims for patent, trademark or copyright infringement; (2) present or future governmental laws, rules or orders; (3) the insolvency, bankruptcy or reorganization of any person; and (4) any other cause whether similar or dissimilar to the foregoing, any present of future law to the contrary notwithstanding. Lessee hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which may at any time hereafter be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender the lease of any Equipment. If for any reason whatsoever this Lease or any Supplement, other than pursuant to Section 16(b) hereof, shall be terminated in whole or in part by operation of law or otherwise, Lessee will nonetheless pay to Lessor an amount equal to each installment of rent at the time such installment would have become due and payable in accordance with the terms hereof. Each payment of rent or other amount paid by Lessee hereunder shall be final and Lessee will not seek to recover all or any part of such payment from Lessor for any reason whatsoever.

6. WARRANTY DISCLAIMER;
   ASSIGNMENT OF WARRANTIES.

(a) LESSOR NEITHER MAKES NOR SHALL BE DEEMED TO HAVE MADE AND LESSEE HEREBY EXPRESSLY WAIVES ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR PURPOSE, FREEDOM FROM INTERFERENCE OR INFRINGEMENT OR THE LIKE, OR AS TO THE TITLE TO OR LESSOR'S OR LESSEE'S INTEREST IN THE EQUIPMENT OR AS TO ANY OTHER MATTER RELATING TO THE EQUIPMENT OR ANY PART THEREOF.

LESSEE CONFIRMS THAT IT HAS SELECTED THE EQUIPMENT AND EACH PART THEREOF ON THE BASIS OF ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS RELIANCE UPON ANY STATEMENTS, REPRESENTATIONS OR WARRANTIES MADE BY LESSOR.

LESSOR NEITHER MAKES NOR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY AS TO THE ACCOUNTING TREATMENT TO BE ACCORDED TO THE TRANSACTIONS CONTEMPLATED BY THIS LEASE OR AS TO ANY TAX CONSEQUENCES AND/OR TAX TREATEMENT THEREOF.

(b) LESSOR HEREBY ASSIGNS TO LESSEE SUCH RIGHTS AS LESSOR MAY HAVE (TO EXTENT LESSOR MAY VALIDLY ASSIGN SUCH RIGHTS) UNDER ALL MANUFACTURERS' AND SUPPLIERS' WARRANTIES WITH RESPECT TO THE EQUIPMENT; PROVIDED, HOWEVER, THAT THE FOREGOING RIGHTS SHALL AUTOMATICALLY REVERT TO LESSOR UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF ANY EVENT OF DEFAULT HEREUNDER, OR UPON THE RETURN OF THE EQUIPMENT TO LESSOR. LESSEE AGREES TO SETTLE ALL CLAIMS WITH RESPECT TO THE EQUIPMENT DIRECTLY WITH THE MANUFACTURERS OR SUPPLIERS THEREOF, AND TO GIVE LESSOR PROMPT NOTICE OF ANY SUCH SETTLEMENT AND THE DETAILS OF SUCH SETTLEMENT. HOWEVER, IN THE EVENT ANY WARRANTIES ARE NOT ASSIGNABLE, THE LESSOR AGREES TO ACT ON BEHALF OF THE LESSEE IN SETTLING CLAIMS ARISING UNDER THE WARRANTY WITH THE MANUFACTURER OR SUPPLIER.

(c) IN NO EVENT SHALL LESSOR BE LIABLE FOR LOSS OF REVENUE OR PROFITS, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE OR FROM ANY CAUSE EVEN IF LESSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7. Disposition of Equipment.

   (a) Return.

Lessee shall, upon the expiration of the Lease Term of each item of Equipment, subject to paragraph (b) below, return such item of Equipment to Lessor at such place within the continental United States of America as Lessor shall designate in writing to Lessee. Until such item of Equipment is returned to Lessor pursuant to the provisions of this Section, all of the provisions of this Lease with respect thereto shall continue in full force and effect. Lessee shall pay all the costs and expenses in connection with or incidental to the return of the Equipment, including, without limitation, the cost of removing, assembling, packing, insuring and transporting the Equipment. At the time of such return, the Equipment shall be in the condition and repair required to be maintained by
Section 12 hereof and free and clear of all Liens.

   (b) Purchase Option.

So long as no Default or Event of Default shall have occurred and be continuing, Lessee may, by written notice given to Lessor at least 120 days (but not more than 360 days) prior to the expiration date of the Lease Term of any item of Equipment (which notice shall be irrevocable), elect to purchase such item of Equipment on such expiration date for a cash purchase price equal to the Fair Market Sale Value of such item of Equipment determined as of such expiration date, plus an amount equal to all taxes (other than income taxes on any gain or such sale), costs and expenses (including legal fees and expenses) incurred or paid by Lessor in connection with such sale. Upon payment by Lessee of such purchase price, and of all other amounts then due and payable by Lessee hereunder, Lessor shall transfer title to such items of Equipment to Lessee on an "as-is, where-is" basis, without recourse and without representation or warranty of any kind, express or implied, other than a representation and warranty that such item of Equipment is free and clear of any Lessor's Liens.

8. Representations and Warranties.

In order to induce Lessor to enter into this Lease and to lease the Equipment to Lessee hereunder, Lessee represents and warrants that:

(a) Organization.

Lessee is duly organized, validly existing and in good standing under the laws of the State of Louisiana and is duly qualified to do business and is in good standing in the State in which the Equipment will be located.

(b) Power and Authority.

Lessee has full power, authority and legal right to execute, deliver and perform this Lease, and the execution, delivery and performance hereof has been duly authorized by Lessee's governing body or officer(s).

(c) Enforceability.

This Lease has been duly executed and delivered by Lessee and constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms.

(d) Consents and Permits.

The execution, delivery and performance of this Lease does not require any approval or consent of any trustee, shareholder, partner, sole proprietor or holders of any

     (c) Lessee will not make or authorize any improvement, change, addition or alteration to the Equipment (i) if such improvement, change addition or alteration will impair the originally intended function or use of the Equipment or impair the value of the Equipment as it existed immediately prior to such improvement, change, addition, or alteration; or (ii) if any parts installed in or attached to or otherwise becoming a part of the Equipment as a result of any such improvement, change, addition, or alteration shall not be readily removable without damage to the Equipment. Any part which is added to the Equipment without violating the provisions of the immediately preceding sentence and which is not a replacement or substitution for any property of Lessee and may be removed by Lessee at any time prior to the expiration or earlier termination of the Lease Term. All such parts shall be and remain free and clear of any Liens. Any such part which is not so removed prior the expiration or earlier termination of the Lease Term shall, without further act, become property of Lessor.

13.  Inspection.

     Upon prior notice, Lessor or its authorized representative may at any reasonable time or times upon reasonable notice inspect the Equipment when it deems it necessary to protect its interest therein.

14.  Identification.

     Lessee shall, at its expense, attach to each item of Equipment a notice satisfactory to Lessor disclosing Owner's ownership of such item of Equipment.

15.  Personal Property

     Lessee represents that the Equipment shall be and at all times remain separately identifiable personal property. Lessee shall, at its expense, take such action (including the obtaining and recording of waivers) as may be necessary to prevent any third party from acquiring any right to or interest in the Equipment by virtue of the Equipment being deemed to be real property or a part of real property or a part of other personal property, and if at any time any person shall claim any such right or interest, Lessee shall, at its expense, cause such claim to be waived in writing or otherwise eliminated to Lessor's satisfaction within 30 days after such claim shall have first become known to Lessee.

16.  Loss or Damages.

     (a) All risk of loss, theft, damage or destruction to the Equipment or any part thereof, however incurred or occasioned, shall be borne by Lessee and, unless such occurrence constitutes an Event of Loss pursuant to paragraph
     (b) of this Section, Lessee shall promptly cause the affected part or parts of the Equipment to be replaced or restored to the condition and repair required to be maintained by Section 12 hereof.

     (b) If an Event of Loss with respect to any item of Equipment shall occur, Lessee shall promptly give Lessor written notice thereof, and Lessee shall pay to Lessor written notice thereof, and Lessee shall pay to Lessor as soon as it receives insurance proceeds with respect to said Event of Loss but in any event no later than 90 days after the occurrence of said Event of Loss an amount equal to the sum of (i) the Stipulated Loss Value of such item of Equipment computed as of the Rent Payment Date with respect to such item Equipment on or immediately preceding the date of the occurrence of such Event of Loss; and (ii) all rent and other amounts due and owing hereunder for such item of Equipment on or prior to the Loss Payment Date. Upon payment of such amount to Lessor, the lease of such item of Equipment hereunder shall terminate, and Lessor will transfer within forty days to Lessee, Lessor's right, title and interest in and to such item of Equipment, on an "as-is, where-is" basis, without recourse and without representation or warranty, express or implied, other than a representation and warranty that such item of Equipment is free and clear of any Lessor's Liens.

     (c) Any payments received at any time by Lessor or Lessee from any insurer with respect to loss or damage to the Equipment shall be applied as follows: (i) if such payments are received with respect to an Event of Loss they shall be paid to Lessor, but to the extent received by Lessor, they shall reduce or discharge, as the case the case may be, Lessee's obligation to pay the amounts due to Lessor under Section 16 (b) hereof with respect to such Event of Loss or (ii) if such payments shall, unless a Default or Event of Default shall have occurred and be continuing, be paid over to Lessee to reimburse Lessee for its payment of the costs and expenses occurred and be continuing, be paid over to Lessee to reimburse Lessee for its payment of the costs and expenses occurred by Lessee in replacing or restoring pursuant to Section 16 (a) hereof the part or parts of the Equipment which suffered such loss or damage.

17.  General Indemnity.

     Lessee assumes liability for, and shall indemnify, protect save and keep harmless Lessor and its agents, servants, successors and assigns (an
     "Indemnitee") from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses, including reasonable legal expenses, of whatsoever kind and nature, imposed on, incurred by or asserted against an Indemnitee, in any way6 relating to or arising out this Lease or the enforcement hereof, or the manufacture, purchase, acceptance, rejection ownership, possession, use selection, delivery, lease, operation, condition, sale, return or other disposition of the Equipment or any part thereof (including, without limitation, latent or other defects, whether or not discoverable by Lessee or any other person, any claim in tort for strict liability and any claim for patent, trademark or copyright infringement); provided, however, that Lessee shall not be required to indemnify any Indemnitee for loss or liability arising from acts or events which occur after the Equipment has been returned to Lessor in accordance with the Lease, or for loss or liability resulting solely from the willful misconduct or gross negligence of such Indemnitee. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

18.  Events of Default.

     The following events shall each constitute an event of default (herein called "Event of Default") under this Lease:

     (i) Lessee shall fail to execute and deliver to Lessor (or Lessor's agent) the "Delivery Certificate" within twenty-four (24) hours of Turnover of Equipment to Lessee.

     (ii) Lessee shall fail to commence lease payments on the first day of the month following the Commencement Date, or such other initiation of lease payments as specified in Section 5 of this Lease.

     (iii) Lessee shall fail to make any payment of rent or other amount owing hereunder after notice has been given that payment is past due; or

     (iv) Lessee shall fail to maintain the insurance required by Section 10 hereof or to perform or observe any of the convenants contained in Section 21 or 22 hereof; or

     (v) Lessee shall fail, to perform or observe any other convenant, condition or agreement to be performed or observed by it with respect to this Lease and such failure shall continue unremedied for 30 days after the earlier of
     (a) the date on which Lessee obtains, or should have obtained knowledge of such failure; or (b) the date on which notice thereof shall be given by Lessor to Lessee; or

(vi) Any representation or warranty made by Lessee herein or in any document, certificate or financial or other statement now or hereafter furnished Lessor in conenction with this Lease shall prove at any time to have been untrue, incomplete or misleading in any material respect as of the time when made; or

(vii) The entry of a decree or order for relief by a court having jurisdiction in respect of Lessee, adjudging Lessee a bankrupt or insolvent, or approving as properly filed a petition seeking a reorganization, arrangement, adjustment or composition of or in respect of Lessee in an involuntary proceeding or case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of Lessee or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 30 days; or

(vii) The institution by Lessee of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the commencement by Lessee of a voluntary proceeding or case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency proceedings against it, or the commencement by Lessee of a voluntary proceeding or case under the Federal ankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by it to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of Lessee or of any substantial part of its property or the making by it of any assignment for the benefit of creditors or the admission by it of its inability to pay its debts generally as they become due or its willingness to be adjudicated a bankrupt or the failure of Lessee generally to pay its debts as they become due or the taking of corporate action by Lessee in furtherance of any of the foregoing.

19. Remedies.

If an Event of Default specified in Subsection 18 (vii) or (viii) above shall occur, then, and in any such event, Lessor shall not be obligated to purchase or lease any of the Equipment and this Lease shall, without any declaration or other action by Lessor, be in default. If an Event of Default, other than an Event of Default specified in Subsection 18 (vii) or (viii) above, shall occur. Lessor may, at its option, declare this Lease to be in default. At any time after this Lease is in default under the first sentence of this Section 19, Lessor has declared this Lease to be in default under the second sentence of this Section 19, Lessor and/or its representative may do any one or more of the following with respect to all of the Equipment or any part thereof as Lessor in its sole discretion shall elect, to the extent permitted by applicable law then in effect:

(a) demand that Lessee, and Lessee shall at its expense upon such demand, return the Equipment promptly to Lessor at such place in the continental United States of America as Lessor shall specify, or Lessor and/or its agents, at its option, may with or without entry upon the premises where the Equipment is located and disable the Equipment, or make the Equipment inoperable permanently or temporarily in Lessor's sole discretion, and/or take immediate possession of the Equipment and remove the same by summary proceedings or otherwise, all without liability for by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or for disabling or otherwise;

(b) sell the Equipment at public or private sale, with or without notice, advertisement or publication, as Lessor may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle the Equipment as Lessor in its sole discretion may determine, all free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto;

(c) by written notice to Lessee specifying a payment date which shall be not earlier than 20 days after the date of such notice, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, all accrued and unpaid rent for the Equipment due on all Rent Payment Dates up to and including the payment date specified in such notice plus an amount (together with interest on such amount at the Late Charge Rate, from the payment date specified in such notice to the date of actual payment) equal to the excess, if any, of the Stipulated Loss Value of the Equipment as of the payment date specified in such notice over the Fair Market Sale Value of the Equipment as of such date:

(d) Lessor may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease. Lessor is entitled to recover any amount that fully compensates the Lessor for any damage to or loss of the Lessor's residual interest in the leased property caused by the Lessee's default.

In the event any present value discounting is applied, the discount rate used shall be the Federal Reserve Board Discount Rate.

In addition, Lessee shall be liable for any and all unpaid rent and other amounts due hereunder before or during the exercise of any of the foregoing remedies and for all reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise Lessor's remedies with respect thereto, including all reasonable costs and expenses incurred in connection with the placing of the Equipment in the condition required by Section 12 hereof.

No remedy referred to in this Section 19 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other remedies. No express or implied waiver by Lessor of an Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell or lease or otherwise use the Equipment in mitigation of Lessor's damages or losses or which may otherwise limit or modify any of Lessor's rights or remedies under this Lease.

20. Lessor's Right to Perform.

If Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its other agreements contained herein. Lessor may itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Late Charge Rate, shall be deemed to be additional rent, payable by Lessee within 30 days of notice.
                                       6

21. LOCATION; ASSIGNMENT OR SUBLEASE;
     TITLE TRANSFER.

   (a) LESSEE  WILL  NOT  REMOVE  THE  EQUIPMENT  FROM THE LOCATION SPECIFIED IN
    SCHEDULE 1 OF EXHIBIT A WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. SUCH CONSENT NOT TO BE UNREASONABLY WITHHELD, EXCEPT REMOVAL OUTSIDE THE CONTINENTAL U.S. IS NOT PERMITTED. THE EQUIPMENT SHALL AT ALL TIMES BE IN THE SOLE POSSESSION AND CONTROL OF LESSEE AND LESSEE WILL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, ASSIGN THIS LEASE OR ANY INTEREST HEREIN OR SUBLEASE OR OTHERWISE TRANSFER ITS INTEREST IN ANY OF THE EQUIPMENT, AND ANY ATTEMPTED ASSIGNMENT, SUBLEASE OR OTHER TRANSFER BY LESSEE IN VIOLATION OF THESE PROVISIONS SHALL BE VOID.

   (b) LESSOR AND LESSEE ACKNOWLEDGE THAT LESSOR (i) MAY TRANSFER ITS INTEREST IN THE EQUIPMENT TO AN OWNER OTHER THAN LESSOR, LESSOR MAY CONTEMPORANEOUSLY THEREWITH LEASE THE EQUIPMENT BACK FROM SUCH OWNER, AND
    (ii) MAY ASSIGN THIS LEASE, LESSEE HEREBY CONSENTS TO EACH OF THE ABOVE-DESCRIBED TRANSACTIONS. FURTHER LESSEE DOES HEREBY ACKNOWLEDGE
    (i) THAT ANY SUCH ASSIGNMENT BY LESSOR DOES NOT MATERIALLY CHANGE LESSEE'S DUTIES AND OBLIGATION HEREUNDER, (ii) THAT SUCH ASSIGNMENT DOES NOT MATERIALLY INCREASE THE BURDEN OR RIGHT IMPOSED ON THE LESSEE AND
    (iii) THAT THE ASSIGNMENT IS PERMITTED EVENT IF THE ASSIGNMENT COULD BE DEEMED TO MATERIALLY AFFECT THE INTEREST OF THE LESSEE.

22. Status Changes in Lessee.

    Lessee will not thirty (30) days prior written notice to Lessor, (a) enter into any transaction of merger or consolidation unless it is the surviving corporation or after giving effect to such merger or consolidation its net worth equals or exceeds that which existed prior to such merger or consolidation;  or  (b) change the form of organization of its business;  or
    (c) change its name or its chief place of business. Lessee must obtain Lessor's prior written concurrence before Lessee must obtain Lessor's prior written concurrence before Lessee may undertake any actions to (a) liquidate or dissolve or similar action of the Lessee's organization, or
    (b) sell, transfer or otherwise dispose of all or any substantial part of Lessee's assets.

23. Further Assurances; Financial Information.
   (a) Lessee will, at its expense, promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time request in order to establish and protect the rights, interests and remedies created or intended to be created in favor of Lessor hereunder, including, without limitation, the execution and filing of Uniform Commercial Code financing statements covering the Equipment and proceeds therefrom in the jurisdictions in which the Equipment is located from time to time. To the extent permitted by applicable law, Lessee hereby authorizes Lessor to file any such financing statements without the signature of Lessee.

   (b) Lessee will qualify to do business and remain qualified in good standing, in each jurisdiction in which the Equipment is from time to time located.


   (c) Lessee will furnish to Lessor as soon as available, but in any event not later than 90 days after the end of each fiscal year of Lessee, a consolidated balance sheet of Lessee as at the end of such fiscal year, and consolidated statements of income and changes in financial position of Lessee for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles applied on a basis consistently maintained throughout the period involved. These reports will not be disclosed to anyone other than the Lessor and/or Owner as provided in Section 21(b).

24. Notices.

    All notices, demands and other communications hereunder shall be in writing, and shall be deemed to have been given or made when deposited in the United States mail, first class postage prepaid, addressed as follows or to such other address as any of the following persons may from time to time designate in writing to the other persons listed below:

Lessor: Telecommunications Finance Group
        400 Rinehart Road
        Lake Mary, Florida 32746

Lessee: Athena International, Ltd. Liability Co.
        dba Athena International, LLC
        910 15th Street, Suite 330
        Denver, CO 80202-2928

25. Conditions Precedent:
   (a) Lessor shall not be obligated to lease the items of Equipment described herein to Lessee hereunder unless:

      (i) Such Uniform Commercial Code financial statements covering Equipment proceeds therefrom and landlord and/or mortgagee waivers or disclaimers and/or severance agreements with respect to the items of Equipment covered by this Lease as Lessor shall deem necessary or desirable in order to perfect and protect its interests therein shall have been duly executed and filed, at Lessee's expense, in such public offices as Lessor shall direct;

      (ii) All representations and warranties of Lessee contained herein or in any document or certificate furnished Lessor in connection herewith shall be true and correct on and as of the date of this Lease with the same force and effect as if made on and as of such date; no Event of Default or Default shall be in existence on such date or shall occur as a result of the lease by Lessee of the Equipment specified in Schedule 1 of Exhibit A;

      (iii) In the sole judgment of Lessor, there shall have been no material adverse change in the financial condition of business or Lessee;

      (iv) All proceedings to be taken in connection with the transactions contemplated by this Lease; and all documents incidental thereto, shall be satisfactory in form and substance to Lessor and its counsel;

      (v) Lessor shall have received from Lessee, in form and substance satisfactory to it, such other documents and information as Lessor shall reasonably request;

      (vii) No Change in Tax Law, which in the sole judgment of Lessor would adversely affect Lessor's Economics, shall have occurred or shall appear, in Lessor's good faith judgment, to be imminent.

26. Software License.
    Reference is made to the form of DCO Software License Agreement attached hereto as Exhibit B (the ("License Document"). Lessor has arranged for the Equipment manufacturer to grant Lessee a license to use the Software as defined in the License Document in conjunction with the equipment leased hereunder in accordance with the

            Amendment to Lease Agreement dated July 25, 1994 between
                      Telecommunications Finance Group and
                    Athena International Ltd. Liability Co. ,
                      for a DCO-CS and Peripheral Equipment
                           located in Denver, Colorado

Section 24. Notices.

     This section and the notice provision of the related Software License Agreement (Exhibit B) is amended to read as follows:

     Lessee: Athena International Ltd. Liability Co.
             dba Athena International, LLC
             910 15th Street,  335
             Denver, CO 80202-2928

Telecommunications Finance Group         Athena International Ltd. Liability Co.

BY: illegible                             BY:  /s/ Michael T. Landers
  ------------------------------            ------------------------------------

                                             Michael T. Landers  Exec. Director
  ------------------------------            ------------------------------------
  Authorized Representative of              (Name & Title)
  Telecommunications Finance Group

  Date Signed: 5/12/95                       Date Signed: 5/8/95
              ------------------                         -----------------------

            AMENDMENT TO LEASE AGREEMENT DATED JULY 25, 1994 BETWEEN
                  TELECOMMUNICATIONS FINANCE GROUP (LESSOR) AND
                    ATHENA INTERNATIONAL, LTD. LIABILITY CO.
                     DBA ATHENA INTERNATIONAL, LLC (LESSEE)
               FOR A USED DCO-CS TO BE LOCATED IN DENVER, COLORADO

                  "Reference Rate" shall mean the rate of interest publicly announced by Citibank, N.A. in New York, New York from time to time as its prime rate.

                  The reference rate is not intended to be the lowest rate of interest charged by Citibank, N.A. in connection with extensions of credit to debtors. The Reference Rate shall be determined at the close of business on the 15th day of each calendar month (if the 15th day is not a Business Day, then on the first preceding Business Day) and shall become effective as of the first day of the calendar month succeeding such determination and shall continue in effect to, and including, the last day of said calendar month.

TELECOMMUNICATIONS FINANCE GROUP                   ATHENA INTERNATIONAL, LTD.
                                                   LIABILITY CO. DBA ATHENA
                                                   INTERNATIONAL, LLC


BY:                                                BY:
  -------------------------------                     --------------------------

  -------------------------------                     --------------------------
   AUTHORIZED REPRESENTATIVE OF                              (NAME & TITLE)
  TELECOMMUNICATIONS FINANCE GROUP


DATE SIGNED: 12/17/94                              DATE SIGNED: 10/18/94
            ---------------------                              -----------------

                                   SCHEDULE B

            AMENDMENT TO LEASE AGREEMENT DATED JULY 25, 1994 BETWEEN
                  TELECOMMUNICATIONS FINANCE GROUP (LESSOR) AND
                    ATHENA INTERNATIONAL, LTD. LIABILITY CO.
                     DBA ATHENA INTERNATIONAL, LLC (LESSEE)
               FOR A USED DCO-CS TO BE LOCATED IN DENVER, COLORADO

A DEPOSIT EQUAL TO 5% OF LESSOR'S VALUE IS REQUIRED BY LESSOR PRIOR TO SHIPMENT, WHICH WILL BE APPLIED FIRST TO THE FIRST INSTALLMENT OF LEASE RENT, SECONDLY TO THE THIRTEENTH INSTALLMENT AND ANY REMAINING BALANCE WILL BE APPLIED TO THE FINAL INSTALLMENT.

IN THE EVENT OF EARLY TERMINATION OF THE LEASE DUE TO DEFAULT BY LESSEE, ANY UNAPPLIED PORTION OF THE 5% DEPOSIT IS NON-REFUNDABLE AND WILL BE RETAINED BY LESSOR.

IN THE EVENT LESSEE HAS MORE THAN ONE LEASE WITH LESSOR, AN EVENT OF DEFAULT FOR ONE LEASE WILL, IN ITSELF, BE AN EVENT OF DEFAULT ON ALL OTHER LEASES IN THE NAME OF THE LESSEE.


TELECOMMUNICATIONS FINANCE GROUP                ATHENA INTERNATIONAL, LTD.
                                                LIABILITY CO. DBA ATHENA
                                                INTERNATIONAL, LLC


BY:   CC Calloway                               BY: /s/ Michael T. Landers
   -----------------------------                   ---------------------------

                                                   Michael T. Landers, Managing
   -----------------------------                   ---------------------------
   AUTHORIZED REPRESENTATIVE OF                           (NAME & TITLE)
   TELECOMMUNICATIONS FINANCE GROUP


   DATE SIGNED:    12/17/94                     DATE SIGNED:  10/18/94
               ------------------                           ------------------

                                   SCHEDULE C

            AMENDMENT TO LEASE AGREEMENT DATED JULY 25, 1994 BETWEEN
                  TELECOMMUNICATIONS FINANCE GROUP (LESSOR) AND
                    ATHENA INTERNATIONAL, LTD. LIABILITY CO.
                     DBA ATHENA INTERNATIONAL, LLC (LESSEE)
               FOR A USED DCO-CS TO BE LOCATED IN DENVER, COLORADO


LESSEE AFFIRMS TO THE FOLLOWING:

ALL THIRD PARTY VENDOR EQUIPMENT TO BE ADDED TO THE LEASE MUST BE PURCHASED OR APPROVED BY THE SIEMENS STROMBERG-CARLSON PURCHASING DEPARTMENT. THE CUMULATIVE TOTAL OF THIRD PARTY VENDOR EQUIPMENT WHICH MAY BE ADDED TO THE LEASE CANNOT EXCEED 20% OF THE VALUE OF THE EQUIPMENT PROVIDED BY SIEMENS STROMBERG-CARLSON.

SUBJECT TO THE 20% CAP, THE ONLY THIRD PARTY VENDOR EQUIPMENT WHICH MAY BE ADDED TO A LEASE ARE APPROVED BILLING EQUIPMENT AND SYSTEMS AND OAS (OPERATOR ASSISTED SYSTEM) EQUIPMENT AND SYSTEMS. OTHER ITEMS MAY BE ADDED IF THE SIEMENS STROMBERG-CARLSON OCC SENIOR PROGRAM MANAGER CONFIRMS THAT IT IS NECESSARY AS AN ADDITION TO ONE OF THE APPROVED SYSTEMS.

A DEPOSIT EQUAL TO 5% OF THE THIRD PARTY VENDOR EQUIPMENT (WHICH IS SUBJECT TO THE 20% CAP ABOVE) IS REQUIRED BY LESSOR PRIOR TO ISSUING A PURCHASE ORDER TO THE THIRD PARTY VENDOR. THIS DEPOSIT WILL BE APPLIED FIRST TO THE FIRST INSTALLMENT OF LEASE RENT, SECONDLY TO THE THIRTEENTH INSTALLMENT AND ANY REMAINING BALANCE WILL BE APPLIED TO THE FINAL INSTALLMENT. IF THE FIRST INSTALLMENT HAS PASSED, THIS DEPOSIT WILL BE APPLIED TO THE THIRTEENTH AND FINAL INSTALLMENT. IF THE FIRST AND THIRTEENTH INSTALLMENT HAVE PASSED, THIS DEPOSIT WILL BE APPLIED TO THE FINAL INSTALLMENT.

IN THE EVENT OF EARLY TERMINATION OF THE LEASE DUE TO DEFAULT BY LESSEE, ANY UNAPPLIED PORTION OF THE 5% DEPOSIT IS NON-REFUNDABLE AND WILL BE RETAINED BY LESSOR.

A 10% FEE WILL BE ADDED TO THE PRICE OF ALL THIRD PARTY VENDOR EQUIPMENT. THIS EQUIPMENT WILL BE ADDED TO THE LEASE AT THE THEN CURRENT LEASE RATE AS DETERMINED BY LESSOR.


TELECOMMUNICATIONS FINANCE GROUP                 ATHENA INTERNATIONAL, LTD.
                                                 LIABILITY CO. DBA ATHENA
                                                 INTERNATIONAL, LLC


BY:   CC Calloway                                BY:   Michael T. Landers
   -----------------------------                    ---------------------------

                                                       Executive Director
   -----------------------------                    ---------------------------
   AUTHORIZED REPRESENTATIVE OF                           (NAME & TITLE)
   TELECOMMUNICATIONS FINANCE GROUP


DATE SIGNED:  12/17/94                           DATE SIGNED: NOV. 22, 1994
            --------------------                             ------------------

               AMENDMENT TO LEASE AGREEMENT DATED 07/25/94 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                      FOR EQUIPMENT INSTALLED IN DENVER, CO

Section 24. Notices

     This section and the notice provision of the related Software License Agreement (Exhibit B) is amended to read as follows:


           Lessee:           ATHENA INTERNATIONAL LTD. LIABILITY CO.
                             701 Poydras Street
                             675 One Shell Square
                             New Orleans, LA 70139


TELECOMMUNICATIONS FINANCE GROUP        ATHENA INTERNATIONAL LTD. LIABILITY CO.


BY: C.C. Calloway                        BY:  illegible
  ------------------------------           ----------------------------------

                                                   Michael T. Landers
  ------------------------------           ----------------------------------
     Authorized Representative                        (Name &.Title)

Date Signed:   10/9/95                     Date Signed: October 2,1995
           ---------------------                       ----------------------

COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      V
DATED:         February 25, 1997



0.01                           SCHEDULE A
                          STIPULATED LOSS VALUE

The Stipulated Loss Value of any item of Equipment as of any Rent payment Date with respect of such item of Equipment shall be determined by multiplying the Lessor's Value of such item of Equipment by the percentage set forth below for such Rent Payment Date; provided that, any determination of Stipulated Loss Value as of a date occurring after the final Rent Payment Date with respect to such item of equipment, shall be made as of such final Rent Payment Date.

             After Rent
            Payment Number                          Percentage
            --------------                          ----------
                  0                                   105.0000
                  1                                   103.2023
                  2                                   101.3797
                  3                                    99.5321
                  4                                    97.6591
                  5                                    95.7605
                  6                                    93.8360
                  7                                    91.8855
                  8                                    89.9086
                  9                                    87.9050
                 10                                    85.8746
                 11                                    83.8170
                 12                                    81.7320
                 13                                    79.6192
                 14                                    77.4785
                 15                                    75.3094
                 16                                    73.1119
                 17                                    70.8855
                 18                                    68.6299
                 19                                    66.3450
                 20                                    64.0303
                 21                                    61.6856
                 22                                    59.3106
                 23                                    56.9050
                 24                                    54.4685
                 25                                    51.1674
                 26                                    47.8348
                 27                                    44.4703
                 28                                    41.0737
                 29                                    37.6445
                 30                                    34.1826
                 31                                    30.6875
                 32                                    27.1589
                 33                                    23.5965
                 34                                    20.0000

                    ATHENA INTERNATIONAL, LTD. LIABILITY CO.
                          DBA ATHENA INTERNATIONAL, LLC
                             SITE: DENVER, COLORADO
                         SCHEDULE A - ORIGINAL LEASE VALUE
                              STIPULATED LOSS VALUE

The Stipulated Loss Value of any item of Equipment as of any Rent Payment Date with respect of such item of Equipment shall be determined by multiplying the Lessor's Value of such item of Equipment by the percentage set forth below for such Rent Payment Date; provided that, any determination of Stipulated Loss Value as of a date occurring the final Rent Payment Date with respect equipment, shall be made as of such final Rent Payment Date.

             After Rent
            Payment Number                          Percentage
            --------------                          ----------
                    0                            105.0000
                    1                            104.1089
                    2                            103.2055
                    3                            102.2898
                    4                            101.3616
                    5                            100.4208
                    6                             99.4672
                    7                             98.5008
                    8                             97.5214
                    9                             96.5288
                   10                             95.5230
                   11                             94.5038
                   12                             93.4710
                   13                             92.4247
                   14                             91.3644
                   15                             90.2903
                   16                             89.2021
                   17                             88.0997
                   18                             86.9829
                   19                             85.8517
                   20                             84.7057
                   21                             83.5450
                   22                             82.3694
                   23                             81.1786
                   24                             79.9726
                   25                             78.7512
                   26                             77.5143
                   27                             76.2617
                   28                             74.9932
                   29                             73.7087
                   30                             72.4080
                   31                             71.0910
                   32                             69.7574
                   33                             68.4073
                   34                             67.0402
                   35                             65.6562
                   36                             64.2550
                   37                             62.8364
                   38                             61.4003
                   39                             59.9466
                   40                             58.4749
                   41                             56.9852
                   42                             55.4773
                   43                             53.9510
                   44                             52.4061
                   45                             50.8424
                   46                             49.2597
                   47                             47.6578
                   48                             46.0366
                   49                             43.9792
                   50                             41.9021
                   51                             39.8050
                   52                             37.6878
                   53                             35.5502
                   54                             33.3921
                   55                             31.2133
                   56                             29.0134
                   57                             26.7925
                   58                             24.5501
                   59                             22.2862
                   60                             2O.0000

                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          DBA ATHENA INTERNATIONAL, LLC
                             SITE: DENVER, COLORADO
                             SCHEDULE A- ADDITION I
                              STIPULATED LOSS VALUE

     The Stipulated Loss Value of any item of Equipment as of any Rent Payment Date with respect of such item of Equipment shall be determined by multiplying the Lessor's Value of such item of Equipment by the percentage set forth below for such Rent Payment of a date occurring after the final Rent Payment Date with respect to such item of equipment, shall be made as of such final Rent Payment Date.

            After Rent
            Payment Number                                     Percentage
            --------------                                     ----------
                    0                                           105.0000
                    1                                           103.9866
                    2                                           102.9597
                    3                                           101.9193
                    4                                           100.8653
                    5                                            99.7974
                    6                                            98.7155
                    7                                            97.6196
                    8                                            96.5094
                    9                                            95.3849
                   10                                            94.2459
                   11                                            93.0921
                   12                                            91.9236
                   13                                            90.7401
                   14                                            89.5415
                   15                                            88.3277
                   16                                            87.0984
                   17                                            85.8535
                   18                                            84.5930
                   19                                            83.3166
                   20                                            82.0241
                   21                                            80.7154
                   22                                            79.3904
                   23                                            78.0488
                   24                                            76.6905
                   25                                            75.3154
                   26                                            73.9233
                   27                                            72.5140
                   28                                            71.0873
                   29                                            69.6431
                   30                                            68.1811
                   31                                            66.7013
                   32                                            65.2034
                   33                                            63.6872
                   34                                            62.1526
                   35                                            60.5994
                   36                                            59.0273
                   37                                            57.4363
                   38                                            55.8261
                   39                                            54.1965
                   40                                            52.5474
                   41                                            50.8785
                   42                                            49.1896
                   43                                            47.4805
                   44                                            45.7511
                   45                                            44.0012
                   46                                            42.2304
                   47                                            40.4387
                   48                                            38.6258
                   49                                            36.3748
                   50                                            34.1022
                   51                                            31.8077
                   52                                            29.4912
                   53                                            27.1525
                   54                                            24.7912
                   55                                            22.4072
                   56                                            20.0000

                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          DBA ATHENA INTERNATIONAL, LLC
                             SITE: DENVER, COLORADO
                             ADDITION II - 07/23/96
                                   SCHEDULE A
                              STIPULATED LOSS VALUE

The Stipulated Loss Value of any item of Equipment as of any Rent Payment Date with respect of such item of Equipment shall be determined by multiplying the Lessor's Value of such item of Equipment by the percentage set forth below for such Rent Payment Date; provided that, any determination of Stipulated Loss Value as of a date occurring after the final Rent Payment Date with respect to such item of equipment, shall be made as of such final Rent Payment Date.

     After Rent
   Payment Number                                  Percentage
   --------------                                  ---------
            0                                       105.0000
            1                                       103.4485
            2                                       101.8772
            3                                       100.2858
            4                                        98.6741
            5                                        97.0420
            6                                        95.3893
            7                                        93.7157
            8                                        92.0210
            9                                        90.3050
           10                                        88.5675
           11                                        86.8083
           12                                        85.0272
           13                                        83.2240
           14                                        81.3983
           15                                        79.5501
           16                                        77.6791
           17                                        75.7850
           18                                        73.8677
           19                                        71.9268
           20                                        69.9622
           21                                        67.9736
           22                                        65.9608
           23                                        63.9235
           24                                        61.8615
           25                                        59.7745
           26                                        57.6624
           27                                        55.5248
           28                                        53.3615
           29                                        51.1722
           30                                        48.9567
           31                                        46.7146
           32                                        44.4459
           33                                        42.1501
           34                                        39.8270
           35                                        37.4764
           36                                        35.0979
           37                                        32.1357
           38                                        29.1451
           39                                        26.1259
           40                                        23.0776
           41                                        20.0000

                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          DBA'ATHENA INTERNATIONAL, LLC
                             SITE: 'DENVER, COLORADO
                             ADDITION III - 12/02/96
                                   SCHEDULE A

The Loss Value of any item of Equipment as of any Rent Payment Date with respect of such item of Equipment shall be determined by multiplying the Lessor's Value of such item of Equipment by the percentage, set forth below for such Rent Payment Date; provided that, any determination of Stipulated Loss Value as of a date occurring after the final Rent Payment Date with respect to such item of equipment, shall be made as of such final Rent Payment Date.

     After Rent
   Payment Number                                  Percentage
   --------------                                  ---------
            0                                       105.0000
            1                                       103.1736
            2                                       101.3248
            3                                        99.4532
            4                                        97.5588
            5                                        95.6412
            6                                        93.7002
            7                                        91.7356
            8                                        89.7471
            9                                        87.7346
           10                                        85.6977
           11                                        83.6363
           12                                        81.5500
           13                                        79.4387
           14                                        77.3020
           15                                        75.1398
           16                                        72.9518
           17                                        70.7376
           18                                        68.4972
           19                                        66.2301
           20                                        63.9361
           21                                        61.6150
           22                                        59.2665
           23                                        56.8903
           24                                        54.4861
           25                                        52.0537
           26                                        49.5928
           27                                        47.1030
           28                                        44.5842
           29                                        42.0359
           30                                        39.4580
           31                                        36.8500
           32                                        34.2118
           33                                        31.5430
           34                                        28.8433
           35                                        26.1124
           36                                        23.3500
           37                                        20.0000

                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          DBA ATHENA INTERNATIONAL, LLC
                             SITE: DENVER, COLORADO
                             ADDITION IV - 01/13/97
                                   SCHEDULE A
                             STIPULATED LOSS VALUE

Stipulated Loss Value of any item of Equipment as of any Rent Payment Date with respect of such item of Equipment shall be determined by multiplying the Lessor's Value of such item of Equipment by the percentage set forth below for such Rent Payment Date; provided that that, any determination of Stipulated Loss Value as equipment, shall be made as of such final Rent Payment Date.

                   After Rent
                 Payment Number                                Percentage
                 --------------                                ----------
                      0                                         105.0000
                      1                                         103.0952
                      2                                         101.1673
                      3                                          99.2158
                      4                                          97.2407
                      5                                          95.2417
                      6                                          93.2185
                      7                                          91.1710
                      8                                          89.0987
                      9                                          87.0016
                     10                                          84.8794
                     11                                          82.7317
                     12                                          80.5585
                     13                                          78.3593
                     14                                          76.1340
                     15                                          73.8822
                     16                                          71.6038
                     17                                          69.2984
                     18                                          66.9657
                     19                                          64.6056
                     20                                          62.2178
                     21                                          59.8018
                     22                                          57.3576
                     23                                          54.8848
                     24                                          52.3830
                     25                                          49.8521
                     26                                          47.2916
                     27                                          44.7015
                     28                                          42.0812
                     29                                          39.4306
                     30                                          36.7493
                     31                                          34.0370
                     32                                          31.2935
                     33                                          28.5183
                     34                                          25.7112
                     35                                          22.8719
                     36                                          20.0000

                  COMPANY: ATHENA INTERNATIONAL LTD. LIABILITY CO.
                         DBA ATHENA INTERNATIONAL, LLC
                        SITE LOCATION: DENVER, COLORADO
                                  ADDITION: V
                            DATED: February 25, 1997
0.01                              SCHEDULE A
                             STIPULATED LOSS VALUE

The Stipulated Loss Value of any item of Equipment as of any Rent Payment Date with respect of such item of Equipment shall be determined by multiplying the Lessor's Value of such item of Equipment by the percentage set forth below for such Rent Payment Date; provided that, any determination of Stipulated Loss Value as of a date occurring after the final Rent Payment Date with respect to such item of equipment, shall be made as of such final Rent Payment Date.

                  After Rent
                 Payment Number                                Percentage
                  --------------                               ----------
                      0                                         105.0000
                      1                                         103.2023
                      2                                         101.3797
                      3                                          99.5321
                      4                                          97.6591
                      5                                          95.7605
                      6                                          93.8360
                      7                                          91.8855
                      8                                          89.9086
                      9                                          87.9050
                     10                                          85.8746
                     11                                          83.8170
                     12                                          81.7320
                     13                                          79.6192
                     14                                          77.4785
                     15                                          75.3094
                     16                                          73.1119
                     17                                          70.8855
                     18                                          68.6299
                     19                                          66.3450
                     20                                          64.0303
                     21                                          61.6856
                     22                                          59.3106
                     23                                          56.9050
                     24                                          54.4685
                     25                                          51.1674
                     26                                          47.8348
                     27                                          44.4703
                     28                                          41.0737
                     29                                          37.6445
                     30                                          34.1826
                     31                                          30.6875
                     32                                          27.1589
                     33                                          23.5965
                     34                                          20.0000

                              ATHENA INTERNATIONAL
                                SITE: DENVER, CO
                              ADDITION VI 03/25/97
0.009166                            SCHEDULE A
                               STIPULATED LOSS VALUE

     The Stipulated Loss Value of any item of Equipment as of any Rent Payment Date with respect of such item of Equipment shall be determined by multiplying the Lessor's Value of such item of Equipment by the percentage set forth below for such Rent Payment Date; provided that, any determination of Stipulated Loss Value as of a date occurring after the final Rent Payment Date with respect to such item of equipment, shall be made as of such final Rent Payment Date.

                  After Rent
                 Payment Number                                Percentage
                 --------------                                ----------
                       0                                        105.0000
                       1                                        103.0730
'                      2                                        101.1221
                       3                                         99.1471
                       4                                         97.1477
                       5                                         95.1237
                       6                                         93.0750
                       7                                         91.0012
                       8                                         88.9021
                       9                                         86.7775
                      10                                         84.6273
                      11                                         82.4510
                      12                                         80.2486
                      13                                         78.0197
                      14                                         75.7642
                      15                                         73.4817
                      16                                         71.1721
                      17                                         68.8350
                      18                                         66.4702
                      19                                         64.0776
                      20                                         61.6567
                      21                                         59.2074
                      22                                         56.7294
                      23                                         54.2224
                      24                                         51.6862
                      25                                         48.2872
                      26                                         44.8584
                      27                                         41.3996
                      28                                         37.9104
                      29                                         34.3907
                      30                                         30.8401
                      31                                         27.2583
                      32                                         23.6450
                      33                                         20.0000

                               ATHENA INTERNATIONAL, LLC
                                SITE: DENVER, COLORADO
                               ADDITION VII - 05/07/97
0.009166                            SCHEDULE A
                                STIPULATED LOSS VALUE

Stipulated Loss Value of any item of Equipment as of any Rent Payment Date with respect of such item of Equipment shall be determined by multiplying the Lessor's Value of such item of Equipment by the percentage set forth below for such Rent Payment Date; provided that, any determination of Stipulated Loss Value as of a date occurring after the final Rent Payment Date with respect to such item of equipment, shall be made as of such final Rent Payment Date.

                   After Rent
                 Payment Number                               Percentage
                 --------------                               ----------
                      0                                         105.0000
                      1                                         102.9738
                      2                                         100.9229
                      3                                          98.8470
                      4                                          96.7458
                      5                                          94.6191
                      6                                          92.4668
                      7                                          90.2885
                      8                                          88.0840
                      9                                          85.8532
                     10                                          83.5956
                     11                                          81.3112
                     12                                          78.9996
                     13                                          76.6606
                     14                                          74.2940
                     15                                          71.8995
                     16                                          69.4768
                     17                                          67.0257
                     18                                          64.5459
                     19                                          62.0372
                     20                                          59.4993
                     21                                          56.9320
                     22                                          54.3348
                     23                                          51.7077
                     24                                          49.0503
                     25                                          45.5289
                     26                                          41.9768
                     27                                          38.3935
                     28                                          34.7788
                     29                                          31.1323
                     30                                          27.4539
                     31                                          23.7432
                     32                                          20.0000


                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          DBA ATHENA INTERNATIONAL, LLC
                             SITE: DENVER, COLORADO
                            ADDITION VIII- 06/04/97
 0.009166                        SCHEDULE A
                            STIPULATED LOSS VALUE

     Stipulated Loss Value of any item of Equipment as of any Rent Payment Date with respect of such item of Equipment shall be determined by multiplying the Lessor's Value of such item of Equipment by the percentage set forth below for such Rent Payment Date; provided that, any determination of Stipulated Loss Value as of a date occurring after the final Rent Payment Date with respect to such item of equipment, shall be made as of such final Rent Payment Date.

                   After Rent
                 Payment Number                               Percentage
                 --------------                               ----------
                         0                                      105.0000
                         1                                      102.8682
                         2                                      100.7108
                         3                                       98.5274
                         4                                       96.3178
                         5                                       94.0818
                         6                                       91.8191
                         7                                       89.5296
                         8                                       87.2129
                         9                                       84.8688
                        10                                       82.4970
                        11                                       80.0974
                        12                                       77.6696
                        13                                       75.2133
                        14                                       72.7284
                        15                                       70.2146
                        16                                       67.6715
                        17                                       65.0990
                        18                                       62.4968
                        19                                       59.8645
                        20                                       57.2019
                        21                                       54.5088
                        22                                       51.7848
                        23                                       49.0297
                        24                                       46.2432
                        25                                       42.5917
                        26                                       38.9081
                        27                                       35.1923
                        28                                       31.4438
                        29                                       27.6625
                        30                                       23.8481
                        31                                       20.0000

                   ATHENA INTERNRNATIONAL LTD. LIABILITY CO.
                          DBA ATHENA INTERNATIONAL, LLC
                             SITE: DENVER. COLORADO
                             ADDITION IX-09/03/97
 0. 009166                         SCHEDULE A
                              STIPULATED LOSS VALUE

The Stipulated Loss Value of any item of Equipment as of any Rent Payment Date with respect of such item of Equipment shall be determined by multiplying the Lessor's Value of such item of Equipment by the percentage set forth below for such Rent Payment Date; provided that, any determination of Stipulated Loss Value as of a date occurring after the final Rent Payment Date with respect to such item of equipment, shall be made as of such final Rent Payment Date.


                   After Rent
                 Payment Number                               Percentage
                 --------------                               ----------
                             4                                   94.8491
                             5                                   92.2378
                             6                                   89.5967
                             7                                   86.9253
                             8                                   84.2234
                             9                                   81.4908
                            10                                   78.7271
                            11                                   75.9321
                            12                                   73.1054
                            13                                   70.2469
                            14                                   67.3561
                            15                                   64.4328
                            16                                   61.4768
                            17                                   58.4876
                            18                                   55.4650
                            19                                   52.4087
                            20                                   49.3184
                            21                                   46.1938
                            22                                   43.0345
                            23                                   39.8403
                            24                                   36.6108
                            25                                   32.5123
                            26                                   28.3780
                            27                                   24.2073
                            28                                   20.0000


                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                        DBA ATHENA INTERNATIONAL, LLC ,.
                             SITE: DENVER, COLORADO
                                 LEASE PAYMENTS
             ADDENDUM TO LEASE AGREEMENT DATED July 25, 1994 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
               Athena International Ltd. Liability Co. dba Athena
                               International, LLC

EFFECTIVE FEBRUARY 1, 1995 (60 MONTHLY LEASE PAYMENTS)
      ORIGINAL VALUE OF EQUIPMENT                                           $314,252.00
      RATE FACTOR PER $1,000                                                $21.993
         ORIGINAL MONTHLY LEASE PAYMENT                                                                 $ 6,911.34

EFFECTIVE JUNE 1, 1995 (56 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION I                                                            $181,250.64
      RATE FACTOR PER $1,000                                                $23.408
      ADDITION I MONTHLY LEASE PAYMENT                                      $ 4,242.71
         TOTAL MONTHLY LEASE PAYMENT                                                                    $11,154.05

EFFECTIVE SEPTEMBER l, 1996 (41 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION II                                                           $164,516.10
      RATE FACTOR PER $1,000                                                $29.610
      ADDITION II MONTHLY LEASE PAYMENT                                     $ 4,871.32
         TOTAL MONTHLY LEASE PAYMENT                                                                    $16,025.37

EFFECTIVE JANUARY 1, 1997 (37 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION III                                                          $264,356.65
      RATE FACTOR PER $1,000                                                $32.229
      ADDITION III MONTHLY LEASE PAYMENT                                    $ 8,519.95
         TOTAL MONTHLY LEASE PAYMENT                                                                    $24,545.32

EFFECTIVE FEBRUARY 1, 1997 (36 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION IV                                                           $ 68,015.31
      RATE FACTOR PER $1,000                                                $32.976
      ADDITION IV MONTHLY LEASE PAYMENT                                     $ 2,242.87
         TOTAL MONTHLY LEASE PAYMENT                                                                    $26,788. 19

EFFECTIVE APRIL 1, 1997 (34 MONTHLY LEASE PAYMENTS REMAINING.)
      ADDITION V                                                            $ 63,595.58
      RATE FACTOR PER $1,000                                                $34.603
      ADDITION V MONTHLY LEASE PAYMENT                                      $ 2,200.60
         TOTAL MONTHLY LEASE PAYMENT                                                                    $28,988.79

EFFECTIVE MAY 1, 1997 (33 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION VI                                                           $ 87,896.85
      RATE FACTOR PER $1,000                                                $35.020
      ADDITION VI MONTHLY LEASE PAYMENT                                     $ 3,078.15
         TOTAL MONTHLY LEASE PAYMENT                                                                    $32,066.94


                    ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          DBA ATHENA INTERNATIONAL, LLC
                           SITE: DENVER, COLORADO
                          LEASE PAYMENTS (CONTINUED)

  EFFECTIVE JUNE l, 1997 (32 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION VII                                                        $89,193.68
        RATE FACTOR PER $1,000                                              $35.965
        ADDITION VII MONTHLY LEASE PAYMENT                                  $3,207.85
           TOTAL MONTHLY LEASE PAYMENT                                                                  $35,274.79

  EFFECTIVE JULY l, 1997 (31 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION VIII                                                       $58,013.66
        RATE FACTOR PER $1,000                                              $36.971
        ADDITION VIII MONTHLY LEASE PAYMENT                                 $2,144.82
           TOTAL MONTHLY LEASE PAYMENT                                                                  $37,419.61

  EFFECTIVE OCTOBER 1, 1997 (28 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION IX                                                         $93,500.00
        RATE FACTOR PER $1,000                                              $40.423
        ADDITION IX MONTHLY LEASE PAYMENT                                   $3,779.55
           TOTAL MONTHLY LEASE PAYMENT                                                                  $41,199.16

  EFFECTIVE DECEMBER 2, 1997, THE LEASE TERM IS EXTENDED FROM 60 TO 74  MONTHS
  EFFECTIVE JANUARY 1, 1998 (39 MONTHLY LEASE PAYMENTS REMAINING)

      ADDITION X                                                            $220,193.11
      LEASE PAYMENTS ARE AS FOLLOWS:
      01/01/98- 03/01/98             $ -0-
      04/01/98- 03/01/2001           $37,258.01

  TOTAL VALUE OF EQUIPMENT                                                $1,604.783.58

SUMMARY OF TOTAL LEASE PAYMENTS:
 4 @ $ 6,911.34 = $ 27,645.36
15 @ $11,154.05 = $ 167,310.75
 4 @ $16,025.37 = $  64,101.48
 1 @ $24,545.32 = $  24,545.32
 2 @ $26,788.19 = $  53,576.38
 1 @ $28,988.79 = $  28,988.79
 1 @ $32,066.94 = $  32,066.94
 1 @ $35,274.79 = $  35,274.79
 3 @ $37,419.61 = $ 112,258.83
 3 @ $41,199.16 = $ 123,597.48
 3 @ $ -0-      = $ -0-
36 @ $37,258.01 = $1,341,288.36
                  -------------
60                $2,010,654.48

                                            ACCEPTED BY:
                                                        ----------------

                                                   DATE: March 7, 1998
                                                        ----------------

                     Athena International Ltd. Liability Co.
                          dba Athena International, LLC
                            SITE: Denver, Colorado
                                LEASE PAYMENTS:
             ADDENDUM TO LEASE AGREEMENT DATED July 25, 1994 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
               Athena International Ltd. Liability Co. dba Athena
                               International, LLC

     EFFECTIVE FEBRUARY 1, 1995 (60 MONTHLY LEASE PAYMENTS)
         ORIGINAL VALUE OF EQUIPMENT                                        $314,252.00
         RATE FACTOR PER $1,000                                             $21.993
             ORIGINAL MONTHLY LEASE PAYMENT                                                                   $ 6,911.34

     EFFECTIVE ]UNE 1, l995 (56 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION I                                                          $181,250.64
        RATE FACTOR PER $1,000                                              $23.408
        ADDITION I MONTHLY LEASE PAYMENT                                    $  4,242.71
             TOTAL MONTHLY LEASE PAYMENT                                                                      $11,154.05

     EFFECTIVE SEPTEMBER 1, 1996 (41 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION II                                                         $164,516.10
        RATE FACTOR PER $1,000                                              $29.610
        ADDITION II MONTHLY LEASE PAYMENT                                   $ 4,871.32
             TOTAL MONTHLY LEASE PAYMENT                                                                      $16,025.37

     EFFECTIVE JANUARY 1, 1997 (37 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION III                                                        $264,356.65
        RATE FACTOR PER $1,000                                              $32.229
        ADDITION III MONTHLY LEASE PAYMENT                                  $ 8,519.95
             TOTAL MONTHLY LEASE PAYMENT                                                                      $24,545.32

     EFFECTIVE FEBRUARY 1, 1997 (36 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION IV                                                         $ 68,015.31
        RATE FACTOR PER $1,000                                              $32.976
        ADDITION IV MONTHLY LEASE PAYMENT                                   $  2,242.87
             TOTAL MONTHLY LEASE PAYMENT                                                                      $26,788.19

     EFFECTIVE APRIL 1, 1997 (34 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION V                                                          $ 63,595.58
        RATE FACTOR PER $1,000                                              $34.603
        ADDITION V MONTHLY LEASE PAYMENT                                    $  2,200.60
             TOTAL MONTHLY LEASE PAYMENT                                                                      $28,988.79

     EFFECTIVE MAY 1, 1997 (33 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION VI                                                         $ 87,896.85
        RATE FACTOR PER $1,000                                              $35.020
        ADDITION VI MONTHLY LEASE PAYMENT                                   $ 3,078.15
             TOTAL MONTHLY LEASE PAYMENT                                                                      $32,066.94


                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          DBA ATHENA INTERNATIONAL, LLC
                             SITE: DENVER, COLORADO
                          LEASE PAYMENTS {CONTINUED)


EFFECTIVE JUNE 1, 1997 (32 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION VII                                                          $ 89,193.68
      RATE FACTOR PER $1,000                                                $35.965
      ADDITION VII MONTHLY LEASE PAYMENT                                    $ 3,207.85

           TOTAL MONTHLY LEASE PAYMENT                                                                        $35,274.79
EFFECTIVE JULY 1, 1997 (31 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION VIII                                                         $ 58,013.66
      RATE FACTOR PER $1,000                                                $36.971
      ADDITION VIII MONTHLY LEASE PAYMENT                                   $ 2,144.82

           TOTAL MONTHLY LEASE PAYMENT                                                                        $37,419.61

EFFECTIVE OCTOBER 1, 1997 (28 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION IX                                                           $ 93,500.00
      RATE FACTOR PER $1,000                                                $40.423
      ADDITION IX MONTHLY LEASE PAYMENT                                     $ 3,779.55

           TOTAL MONTHLY LEASE PAYMENT                                                                        $41,199.16

                 TOTAL VALUE OF EQUIPMENT                                  $1,384,590.47

SUMMARY OF TOTAL LEASE PAYMENTS:
 4 @ $ 6,911.34 = $ 27,645.36
15 @$11,154.05=$ 167,310.75
 4 @ $16,025.37 = $ 64,101.48
 1 @ $24,545.32 = $ 24,545.32
 2 @ $26,788.19 = $ 53,576.38
 1 @ $28,988.79 = $ 28,988.79
 1 @ $32,066.94 = $32,066.94
 1 @ $35,274.79 = $ 35,274.79
 3 @ $37,419.61 = $ 112,258.83
28 @ $41,199.16 = $1,153,576.48
60                $1,699,345.12


                                               ACCEPTED BY:
                                                           -------------
                                                      DATE: 9/8/97
                                                           -------------

                     Athena International Ltd. Liability Co.
                          dba Athena International, LLC
                             SITE: Denver, Colorado
                                 LEASE PAYMENTS
             ADDENDUM TO LEASE AGREEMENT DATED July 25, 1994 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
               Athena International Ltd. Liability Co. dba Athena
                               International, LLC

EFFECTIVE FEBRUARY l, 1995 (60 MONTHLY LEASE PAYMENTS)
      ORIGINAL VALUE OF EQUIPMENT                                           $314,252.00
      RATE FACTOR PER $1,000                                                $21.993
         ORIGINAL MONTHLY LEASE PAYMENT                                                                       $ 6,911.34

EFFECTIVE JUNE 1, 1995 (56 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION I                                                            $181,250.64
      RATE FACTOR PER $1,000                                                $23,408
      ADDITION I MONTHLY LEASE PAYMENT                                      $  4,242.71
         TOTAL MONTHLY LEASE PAYMENT                                                                          $11,154.05

EFFECTIVE SEPTEMBER 1, 1996 (41 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION II                                                           $164,516.10
      RATE FACTOR PER $1,000                                                $29.610
      ADDITION II MONTHLY LEASE PAYMENT                                     $  4,871.32
         TOTAL MONTHLY LEASE PAYMENT                                                                          $16,025.37

EFFECTIVE JANUARY l, 1997 (37 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION III                                                          $264,356.65
      RATE FACTOR PER $1,000                                                $32.229
      ADDITION III MONTHLY LEASE PAYMENT                                    $  8,519.95
         TOTAL MONTHLY LEASE PAYMENT                                                                          $24,545.32

EFFECTIVE FEBRUARY 1, 1997 (36 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION IV                                                           $ 68,015.31
      RATE FACTOR PER $1,000                                                $32.976
      ADDITION IV MONTHLY LEASE PAYMENT                                     $  2,242.87
         TOTAL MONTHLY LEASE PAYMENT                                                                          $26,788.19

EFFECTIVE APRIL 1, 1997 (34 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION V                                                            $ 63,595.58
      RATE FACTOR PER $1,000                                                $34.603
      ADDITION V MONTHLY LEASE PAYMENT                                      $  2,200.60
         TOTAL MONTHLY LEASE PAYMENT                                                                          $28,988.79

EFFECTIVE MAY l, 1997 (33 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION VI                                                           $ 87,896.85
      RATE FACTOR PER $1,000                                                $35.020
      ADDITION VI MONTHLY LEASE PAYMENT                                     $  3,078.15
         TOTAL MONTHLY LEASE PAYMENT                                                                          $32,066.94


                     Athena International Ltd. Liability Co.
                          dba Athena International, LLC
                             SITE: Denver, Colorado
                           LEASE PAYMENTS (CONTINUED)

EFFECTIVE JUNE 1, 1997 (32 MONTHLY LEASE PAYMENTS REMAINING)

    ADDITION VII                                                            $ 89,193.68
    RATE FACTOR PER $1,000                                                  $35.965
    ADDITION VII MONTHLY LEASE PAYMENT                                      $  3,207.85

         TOTAL MONTHLY LEASE PAYMENT                                                                          $35,274.79
EFFECTIVE JULY 1,1997 (31 MONTHLY LEASE PAYMENTS REMAINING ).
    ADDITION VIII                                                           $ 58,013.66
    RATE FACTOR PER $1,000                                                  $36.971
    ADDITION VIII MONTHLY LEASE PAYMENT                                     $  2,144.82

         TOTAL MONTHLY LEASE PAYMENT                                                                          $37,419.61
TOTAL VALUE OF EQUIPMENT                                                   $1,291.090.47
SUMMARY OF TOTAL LEASE PAYMENTS:
 4 @ $ 6,911.34 = $ 27,645.36
15 @ $11,154.05 = $167,310.75
 4 @ $16,025.37 = $ 64,101.48
 1 @ $24,545.32 = $ 24,545.32
 2 @ $26,788.19 = $ 53,576.38
 1 @ $28,988.79 = $ 28,988.79
 1 @ $32,066.94 = $ 32,066.94
 1 @ $35,274.79 = $ 35,274.79
31 @ $37,419.61 = $1,160,007.91
                  -------------
60                $1,593,517.72
                                              ACCEPTED BY:

                                                          -------------

                     Athena International Ltd. Liability Co.
                          dba Athena International, LLC
                             SITE: Denver, Colorado
                                 LEASE PAYMENTS
             ADDENDUM TO LEASE AGREEMENT DATED July 25, 1994 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
                            Athena International Ltd.
                            Liability Co. dba Athena
                               International, LLC

EFFECTIVE FEBRUARY 1, 1995 (60 MONTHLY LEASE PAYMENT)
        ORIGINAL VALUE OF EQUIPMENT                                         $314,252.00
        RATE FACTOR PER $1,000                                              $21.993
           ORIGINAL MONTHLY LEASE PAYMENT                                                                     $ 6,911.34

EFFECTIVE JUNE 1, 1995 (56 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION I                                                          $181,250.64
        RATE FACTOR PER $1,000                                              $23.408
        ADDITION I MONTHLY LEASE PAYMENT                                    $  4,242.71
           TOTAL MONTHLY LEASE PAYMENT                                                                        $11,154.05

EFFECTIVE SEPTEMBER  l, 1996 (41 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION II                                                         $164,516.10
        RATE FACTOR PER $1,000                                              $29.610
        ADDITION II MONTHLY LEASE PAYMENT                                   $  4,871.32
           TOTAL MONTHLY LEASE PAYMENT                                                                        $16,025.37

EFFECTIVE JANUARY 1, 1997 (37 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION III                                                        $264,356.65
        RATE FACTOR PER $1,000                                              $32.229
        ADDITION III MONTHLY LEASE PAYMENT                                  $  8,519.95
           TOTAL MONTHLY LEASE PAYMENT                                                                        $24,545.32

EFFECTIVE FEBRUARY 1, 1997 (36 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION IV                                                         $ 68,015.31
        RATE FACTOR PER $1,000                                              $32.976
        ADDITION IV MONTHLY LEASE PAYMENT                                   $  2,242.87
           TOTAL MONTHLY LEASE PAYMENT                                                                        $26,788.19

EFFECTIVE APRIL 1, 1997 (34 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION V                                                          $ 63,595.58
        RATE FACTOR PER $1,000                                              $34.603
        ADDITION V MONTHLY LEASE PAYMENT                                    $  2,200.60
           TOTAL MONTHLY LEASE PAYMENT                                                                        $28,988.79

EFFECTIVE MAY 1, 1997 (33 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION VI                                                         $ 87,896.85
        RATE FACTOR PER $1,000                                              $35.020
        ADDITION VI MONTHLY LEASE PAYMENT                                   $  3,078.15
           TOTAL MONTHLY LEASE PAYMENT                                                                        $32,066.94


                     Athena International Ltd. Liability Co.
                          dba Athena International, LLC
                             SITE: Denver, Colorado
                           LEASE PAYMENTS (CONTINUED)

    EFFECTIVE  JUNE 1, 1997 (32 MONTHLY LEASE PAYMENTS REMAINING)

        ADDITION VII                                                        $ 89,193.68
        RATE FACTOR PER $1,000                                              $35.965
        ADDITION VII MONTHLY LEASE PAYMENT                                  $ 3,207.85

             TOTAL MONTHLY LEASE PAYMENTS                                                                     $35,274.79
    TOTAL VALUE OF EQUIPMENT                                              $1,233.076.81
    SUMMARY OF TOTAL LEASE PAYMENTS:
     4 @ $ 6,911.34 = $   27,645.36
    15 @ $11,154.05 = $  167,310.75
     4 @ $16,025.37 = $   64,101.48
     1 @ $24,545.32 = $   24,545.32
     2 @ $26,788.19 = $   53,576.38
     1 @ $28,988.79 = $   28,988.79
     1 @ $32,066.94 = $   32,066.94
    32 @ $35,274.79 = $1,128,793,28
    60                $1,527,028.30

                                        ACCEPTED BY:
                                                     -------------------
                                               DATE:
                                                     -------------------

                     Athena International Ltd. Liability Co.
                          dba Athena International, LLC
                             SITE: Denver, Colorado
                                 LEASE PAYMENTS
             ADDENDUM TO LEASE AGREEMENT DATED July 25, 1994 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
               Athena International Ltd. Liability Co. dba Athena
                               International, LLC


EFFECTIVE FEBRUARY 1, 1995 (60 MONTHLY LEASE PAYMENTS)
      ORIGINAL VALUE OF EQUIPMENT                                           $314,252.00
      RATE FACTOR PER $1,000                                                $21.993
         ORIGINAL MONTHLY LEASE PAYMENT                                                                       $ 6,911.34
EFFECTIVE JUNE 1, 1995 (56 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION I                                                            $181,250.64
      RATE FACTOR PER $1,000                                                $23.408
      ADDITION I MONTHLY LEASE PAYMENT                                      $ 4,242.71
         TOTAL MONTHLY LEASE PAYMENT                                                                          $11,154.O5
  EFFECTIVE SEPTEMBER 1, 1996 (41 MONTHLY LEASE PAYMENTS REMAINING)
  ADDITION II                                                               $164,516.10
  RATE FACTOR PER $1,000                                                    $29.610
    ADDITION II MONTHLY LEASE PAYMENT                                       $  4,871.32
         TOTAL MONTHLY LEASE PAYMENT                                                                          $16,025.37
EFFECTIVE JANUARY 1, 1997 (37 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION III                                                          $264,356.65
      RATE FACTOR PER $1,000                                                $32.229
      ADDITION III MONTHLY LEASE PAYMENT                                    $  8,519.95
         TOTAL MONTHLY LEASE PAYMENT                                                                          $24,545.32
EFFECTIVE FEBRUARY 1, 1997 (36 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION IV                                                           $ 68,015.31
      RATE FACTOR PER $1,000                                                $32.976
      ADDITION IV MONTHLY LEASE PAYMENT                                     $  2,242.87
         TOTAL MONTHLY LEASE PAYMENT                                                                          $26,788.19
EFFECTIVE APRIL 1, 1997 (34 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION V                                                            $ 63,595.58
      RATE FACTOR PER $1,000                                                $34.603
      ADDITION V MONTHLY LEASE PAYMENT                                      $  2,200.60
         TOTAL MONTHLY LEASE PAYMENT                                                                          $28,988.79
EFFECTIVE MAY 1, 1997 (33 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION VI                                                           $ 87,896.85
      RATE FACTOR PER $1,000                                                $35.020
      ADDITION VI MONTHLY LEASE PAYMENT                                     $  3,078.15
         TOTAL MONTHLY LEASE PAYMENT                                                                          $32,066.94

TOTAL VALUE OF EQUIPMENT                                                   $1,143,883.13

     SUMMARY OF TOTAL LEASE PAYMENTS:
 4 @ $ 6,911.34 = $   27,645.36
15 @ $11,154.05 = $  167,310.75
 4 @ $16,025.37 = $   64,101.48
 1 @ $24,545.32 = $   24,545.32
 2 @ $26,788.19 = $   53,576.38
 1 @ $28,988.79 = $   28,988.79
33 @ $32,066.94 = $1,058,209.02
                  -------------
60                $1,424,377.10



                                            ACCEPTED BY:
                                                        ----------------
                                                   DATE: 3.31.97
                                                        ----------------

                     Athena International Ltd. Liability Co.

                          dba Athena International, LLC
                             SITE: Denver, Colorado

                                 LEASE PAYMENTS
             ADDENDUM TO LEASE AGREEMENT DATED July 25, 1994 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
               Athena International Ltd. Liability Co. dba Athena
                               International, LLC

EFFECTIVE FEBRUARY 1, 1995 (60 MONTHLY LEASE PAYMENTS)
     ORIGINAL VALUE OF EQUIPMENT                                            $314,252.00
     RATE FACTOR PER $1,000                                                 $21.993
        ORIGINAL MONTHLY LEASE PAYMENT                                                                        $ 6,911.34

EFFECTIVE JUNE 1, 1995 (56 MONTHLY LEASE PAYMENTS REMAINING)
     ADDITION I                                                             $181,250.64
     RATE FACTOR PER $1,000                                                 $23.408
     ADDITION I MONTHLY LEASE PAYMENT                                       $  4,242.71
        TOTAL MONTHLY LEASE PAYMENT                                                                           $11,154.05

EFFECTIVE SEPTEMBER 1, 1996 (41 MONTHLY LEASE PAYMENTS REMAINING)
     ADDITION II                                                            $164,516.10
     RATE FACTOR PER $1,000                                                 $29.610
     ADDITION II MONTHLY LEASE PAYMENT                                      $  4,871.32
        TOTAL MONTHLY LEASE PAYMENT                                                                           $16,025.37

EFFECTIVE JANUARY 1, 1997 {37 MONTHLY LEASE PAYMENTS REMAINING)
     ADDITION III                                                           $264,356.65
     RATE FACTOR PER S1,000                                                 $32.229
     ADDITION III MONTHLY LEASE PAYMENT                                     $  8,519.95
        TOTAL MONTHLY LEASE PAYMENT                                                                           $24,545.32

EFFECTIVE FEBRUARY 1, 1997 (36 MONTHLY LEASE PAYMENTS REMAINING)
     ADDITION IV                                                            $ 68,015.31
     RATE FACTOR PER $1,000                                                 $32.976
     ADDITION IV MONTHLY LEASE PAYMENT                                      $  2,242.87
        TOTAL MONTHLY LEASE PAYMENT                                                                           $26,788.19

 EFFECTIVE APRIL 1, 1997 (34 MONTHLY LEASE PAYMENTS REMAINING),
     ADDITION V                                                             $ 63,595.58
     RATE FACTOR PER $1,000                                                 $34.603
     ADDITION V MONTHLY LEASE PAYMENT                                       $ 2,200.60
        TOTAL MONTHLY LEASE PAYMENT                                                                           $28,988.79

 TOTAL VALUE OF EQUIPMENT                                                  $1,055,986.28

 SUMMARY OF TOTAL LEASE PAYMENTS:
  4 @ $ 6,911.34 = $   27,645.36
 15 @ $11,154.05 = $  167,310.75
  4 @ $16,025.37 = $   64,101.48
  1 @ $24,545.32 = $   24,545.32
  2 @ $26,788.19 = $   53,576.38
 34 @ $28,988.79 = $  985,618.86
                   -------------
60                $1,322,798.15
                                             ACCEPTED BY:
                                                        ----------------
                                                   DATE: 2.26.97
                                                        ----------------

                     Athena International Ltd. Liability Co.
                          dba Athena International, LLC

                             SITE: Denver, Colorado

                                 LEASE PAYMENTS
             ADDENDUM TO LEASE AGREEMENT DATED July 25, 1994 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
               Athena International Ltd. Liability Co. dba Athena
                               International, LLC

EFFECTIVE FEBRUARY 1, 1995 (60 MONTHLY LEASE PAYMENTS)
      ORIGINAL VALUE OF EQUIPMENT                                           $314,252.00
      RATE FACTOR PER $1,000                                                $21.993
         ORIGINAL MONTHLY LEASE PAYMENT                                                                       $ 6,911.34

EFFECTIVE JUNE 1, 1995 (56 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION I                                                            $181,250.64
      RATE FACTOR PER $ 1,000                                               $23.408
      ADDITION I MONTHLY LEASE PAYMENT                                      $  4,242.71
         TOTAL MONTHLY LEASE PAYMENT                                                                          $11,154.05

EFFECTIVE SEPTEMBER 1, 1996 (41 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION II                                                           $164,516.10
      RATE FACTOR PER $1,000                                                $29.610
      ADDITION II MONTHLY LEASE PAYMENT                                     $  4,871.32
         TOTAL MONTHLY LEASE PAYMENT                                                                          $16,025.37

EFFECTIVE JANUARY 1, 1997 (37 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION III                                                          $264,356.65
      RATE FACTOR PER $1,000                                                $32.229
      ADDITION III MONTHLY LEASE PAYMENT                                    $  8,519.95
         TOTAL MONTHLY LEASE PAYMENT                                                                          $24,545.32

EFFECTIVE FEBRUARY 1, 1997 (36 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION IV                                                           $ 68,015.31
      RATE FACTOR PER $1,000                                                $32.976
      ADDITION IV MONTHLY LEASE PAYMENT                                     $  2,242.87
         TOTAL MONTHLY LEASE PAYMENT                                                                         $26.788,19

TOTAL VALUE OF EQUIPMENT                                                    $992,390.70

SUMMARY OF TOTAL LEASE PAYMENTS:
 4 @ $  6,911.3 = $   27,645.36
15 @ $11,154.05 = $  167,310.75
 4 @ $16,025.37 = $   64,101.48
 1 @ $24,545.32 = $   24,545.32
36 @ $26,788.19 = $  964,374.84
60                $1,247,977.75
                                                 ACCEPTED BY:
                                                 -----------------------
                                                 DATE: 1.17.97
                                                 -----------------------

                     Athena International Ltd. Liability Co.
                          dba Athena International, LLC
                             SITE: Denver, Colorado
                                 LEASE PAYMENTS
                ADDENDUM TO LEASE AGREEMENT DATED July 25, 1994
                  BETWEEN TELECOMMUNICATIONS FINANCE GROUP AND
                     Athena International Ltd. Liability Co.
                          dba Athena International, LLC

EFFECTIVE FEBRUARY 1, 1995 (60 MONTHLY LEASE PAYMENTS)
      ORIGINAL VALUE OF EQUIPMENT                                           $314,252.00
      RATE FACTOR PER $1,000                                                $21.993
         ORIGINAL MONTHLY LEASE PAYMENT                                                                     $ 6,911.34

EFFECTIVE JUNE 1, 1995 (56 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION I                                                            $181,250.64
      RATE FACTOR PER $1,000                                                $23.408
      ADDITION I MONTHLY LEASE PAYMENT                                      $  4,242.71
         TOTAL MONTHLY LEASE PAYMENT                                                                          $11,154.05

EFFECTIVE SEPTEMBER 1, 1996 (41 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION II                                                           $164,516.10
      RATE FACTOR PER $1,000                                                $29.610
      ADDITION II MONTHLY LEASE PAYMENT                                     $  4,871.32
         TOTAL MONTHLY LEASE PAYMENT                                                                          $16,025.37

EFFECTIVE JANUARY 1, 1997 (37 MONTHLY LEASE PAYMENTS REMAINING).

      ADDITION III                                                          $264,356.65
      RATE FACTOR PER $1,000                                                $32.229
                   ADDITION III MONTHLY LEASE PAYMENT                       $ 8,519.95
                       TOTAL MONTHLY LEASE PAYMENT                                                            $24,545.32

TOTAL VALUE OF EQUIPMENT                                                    $924,375.39

SUMMARY OF TOTAL LEASE PAYMENTS:
 4 @ $ 6,911.34 = $   27,645.36
15 @ $11,154.05 = $  167,310.75
 4 @ $16,025.37 = $   64,101.48
37 @ $24,545.32 = $  908,176.84
60                $1,167,234.43
                                                     ACCEPTED BY:
                                                     ----------------------------
                                                     DATE:
                                                     ----------------------------

                     Athena International Ltd. Liability Co.
                          dba Athena International, LLC
                             SITE: Denver, Colorado
                                 LEASE PAYMENTS
                 ADDENDUM TO LEASE AGREEMENT DATED July 25, 1994
                  BETWEEN TELECOMMUNICATIONS FINANCE GROUP AND
                    Athena International Ltd. Liability Co.
                          dba Athena International, LLC

EFFECTIVE FEBRUARY 1, 1995 (60 MONTHLY LEASE PAYMENTS)
      ORIGINAL VALUE OF EQUIPMENT                                           $314,252.00
      RATE FACTOR PER $1,000                                                $21.993
         ORIGINAL MONTHLY LEASE PAYMENT                                                                       $ 6,911.34

EFFECTIVE JUNE 1, 1995 (56 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION I                                                            $181,250.64
      RATE FACTOR PER $1,000                                                $23.408
      ADDITION I MONTHLY LEASE PAYMENT                                      $  4,242.71
         TOTAL MONTHLY LEASE PAYMENT                                                                          $11,154.05

EFFECTIVE SEPTEMBER 1, 1996 (41 MONTHLY LEASE PAYMENTS REMAINING)

    ADDITION II                                                             $164,516.10
    RATE FACTOR PER $1,000                                                  $29.610
    ADDITION II MONTHLY LEASE PAYMENT                                       $  4,871.32

         TOTAL MONTHLY LEASE PAYMENT                                                                          $16,025.37
TOTAL VALUE OF EQUIPMENT                                                    $660,018.74
SUMMARY OF TOTAL LEASE PAYMENTS:
 4 @ $ 6,911.34 = $ 27,645.36
15 @ $11,154.05 = $167,310.75
41 @ $16,025.37 = $657,040.17
                  -----------
60                $851,996.28

                                                  ACCEPTED BY:
                                                  ----------------------

                                                  DATE: July 30, 1996
                                                  ----------------------


     FEB 7 96 14:45 FROM FINANCE (ACCG/BUS AD) TO 915045227750 PAGE.003/020
                     Athena International Ltd. Liability Co.
                          dba Athena International, LLC
                             SITE: Denver, Colorado
                                 LEASE PAYMENTS
             ADDENDUM TO LEASE AGREEMENT DATED July 25, 1994 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
                     Athena International Ltd. Liability Co.
                          dba Athena International, LLC

EFFECTIVE FEBRUARY 1, 1995 (60 MONTHLY LEASE PAYMENTS)

      ORIGINAL VALUE OF EQUIPMENT                                           $314,252.00
      RATE FACTOR PER $1,000                                                $21.993

           ORIGINAL MONTHLY LEASE PAYMENT                                                                     $ 6,911.34

EFFECTIVE JUNE 1, 1995-(56 MONTHLY LEASE PAYMENTS REMAINING)

      ADDITION I                                                            $181,250.64
      RATE FACTOR PER $1,000                                                $23.408
      ADDITION I MONTHLY LEASE PAYMENT                                      $  4,242.71

           TOTAL MONTHLY LEASE PAYMENT                                                                        $11,154.05

TOTAL VALUE OF EQUIPMENT                                                    $495,502.64

SUMMARY OF TOTAL LEASE PAYMENTS:
 4 @ $ 6,911.34 = $ 27,64536
56 @  $11,154.05 = $624,626.80
                   -----------
60                 $652,272.16
                                                           ACCEPTED BY:
                                                           ---------------------
                                                           DATE:  2.8.96
                                                           ---------------------

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE

                        Commencement Date: August 2, 1996

     THIS CERTIFICATE OF DELIVERY AND ACCEPTANCE is executed and delivered to Telecommunications Finance Group ("Lessor") by Athena International Ltd.
Liability Co. dba Athena International, LLC ("Lessee") pursuant to and in accordance with the Lease Agreement dated: July 25, 1994 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

1. The Equipment covered by this Certificate consists of the items described in Schedule 1 of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessors assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its fights under 'Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performance of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3. Lessee confirms that such items of Equipment have been installed at: 910 15th Street, Suite 667, Denver, Colorado 80202-2928

4. The Lessors value of the items of Equipment covered hereby is set forth in the Schedule 1 of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of , the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturers warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.

Refer S.O.# ADDITION II/EQUIPMENT     Athena International Ltd. Liability Co.
                                      dba Athena International, LLC (Lessee)

                                                      (Name & Title)

                                      ACCEPTED BY:
                                      TELECOMMUNICATIONS FINANCE GROUP
                                      AS OF THE 15 DAY OF 1996


                                      Authorized Representative of
                                      Telecommunications Finance Group

                             SCHEDULE 1 OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)
                              EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of July 25, 1994 between Telecommunications Finance Group, as Lessor, and Athena International Ltd. Liability Co. dba Athena International, LLC, as Lessee, are described below and in the attached equipment list(s):


Number                   Description                                                      Amount
------                  -------------                                                  ---------------
DCO-481238      A Siemens Stromberg-Carlson                                             $ 314,252.00
                Digital Central Office Carrier Switch
                Equipped  and  Wired  for  1152  Digital
                Pons (DCO-481238,  Issue 1, Dated  05/19/94)
                with a New Basic Release 12.1  CMF,  A
                Used AMA  Frame,  SS7 with  800  Portability,
                SS7 Spares,  One (1)  Additional  Pair of
                "A"  Links, International Operator  Service,
                and  Route  by  ANI on  any  700/800
                Number Including Installation

TFG-95029       ADDITION I                                                                181,250.64
TFG-96152       ADDITION II                                                               164.516.10
                                       TOTAL                                            $ 660,018.74

The above described equipment installed at:

910 15th Street, Suite 667, Denver, Colorado 80202-2928

                               ACCEPTED BY:  ---------------------------
                               DATE:         ---------------------------

                                             Dated:        July 25, 1994
                                           Revised:        April 24, 1995
                                           Revised:        July 23, 1996

EQUIPMENT LIST #TFG-96152                   DATED: July 23, 1996

COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      II

PART NO/DESCRIPTION                        QUANTITY                         AMOUNT
-------------------                        --------
SS-C   1152 PORT
ADDITION PER  DCO-681024,
ISSUE 3, DATED  02126/96
AND COST LINK PAIR SOFTWARE 003069 (S.O.#069395) AS FOLLOWS:

        MATERIAL                             1 LOT                          $123,857.00
        INSTALLATION                                                          10,500.00
        SOFTWARE                                                              14,450.00
        FREIGHT                                                                  529.10

     Third Party Vendor - Tele-Flex Systems

EQUIPMENT AS FOLLOWS:                        1 LOT                          $ 15,180.00
6606 1.96 DISK DRIVE,
 S/N'S CA2C12A/BA2C12A,
AA2C12A                                      3
6523 DEVICE CONTROLLER, S/N DA2C12A          1

                                                                    TOTAL   $164,516.10



                                                                          Proposal No.: DCO-687024
              SIEMENS                                                     Issue No.: 3
              Stromberg-Carlson                                           Date: February 26, 1996

              Installation Site: Denver, CO

                                     ITEM 01

                    817577-900                DTF Frame Assembly             1
                    817577-901                DS-1 Host CUA                  6
                    817577-902                DS-1 Basic PWDAS               6
                    817560-626                T-1 Interface PWBA             48
                    207600-225                DTF Frame Package              1
                    207600-721                Card Guide                     6
                    207800-079                Front Door Mounting            1
                    207800-080                Rear Door Mounting             1
                    207600-158                Right Door                     2
                    207600-159                Left Door                      2
                    827577-924                Base Mount Blower Assembly     I

                                              LTF-01
                    814574-992                Universal Service CUA          3
                    814574-995                Basic PWBAs                    3
                    814571-686                Digital TMF Receiver PWBA      14
                    814572-576                Digital TMF Sender PWBA        3
                    814695-556                Digital DTMF Sender PWBA       3
                    814643-596                Digital DTMF Receiver PWBA     13

                                              CMF
                    814095-616                Service Group Diag. PWBA       1
                    822003-596                1024 Port TSI PWBA             4
                    822002-526                TSI/PGH Interface PWBA         4

               681024C0

                                                        Proposal No.: DCO-681024
SIEMENS                                                 Issue No.: 3
STROMBERG-CARLSON                                       Date: February 26, 1996

Installation Site: Denver, CO


         PART NUMBER          DESCRIPTION                              QTY
         -----------          ------------                             ---
                                     ITEM 01
         817577-900           DTF Frame Assembly                         1
         817577-901           DS-1 Host CUA                              6
         817577-902           DS-1 Basic PWDAS                           6
         817560-626           T-1 Interface PWBA                        48
         207600-225           DTF Frame Package                          1
         207600-721           Card Guide                                 6
         207800-079           Front Door Mounting                        1
         207800-080           Rear Door Mounting                         1
         207600-158           Right Door                                 2
         207600-159           Left Door                                  2
         827577-924           Base Mount Blower Assembly                 I

                              LTF-01
                              ------
         814574-992           Universal Service CUA                      3
         814574-995           Basic PWBAs                                3
         814571-686           Digital TMF Receiver PWBA                 14
         814572-576           Digital TMF Sender PWBA  3
         814695-556           Digital DTMF Sender PWBA                   3
         814643-596           Digital DTMF Receiver PWBA                13

                              CMF
                              ---
         814095-616           Service Group Diag. PWBA                   1
         822003-596           1024 Port TSI PWBA                         4
         822002-526           TSI/PGH Interface PWBA                     4

681024C0

SIEMENS                                                 Proposal No.: DCO:681024
Stromberg-Carlson                                       Issue No.: 3
                                                        Date: February 26, 1996
Installation Site: Denver, CO

     PART NUMBER        DESCRIPTION                                   QTY
     -----------        -----------                                   ---

                                 ITEM 01 (Cont.)

                        CMF (Cont.)
                        -----------
     207800-482         TSI/PGHGP Cable                                4
     822005-546         TPP 0 PWBA                                     2
     822006-576         TPP 1 PWBA                                     2
     822017-566         TPP 2 PWBA                                     2
     822068-810         Diag. Grading Panel CCS-01                     1

                        PRT

                        ---
     817576-938         Circuit Breaker                                2

                        Miscellaneous

                        -------------
     4-24419-0290       DSX Panel, ADC DSX-DR 19                       2
     .PJ716             Bantem Patch Cord                              8
     DOC-ADD            Additions Documentation                        1

                                ITEM 02

                        Additional A-Links

                        ------------------
     003069             CCS7 Line Pair Software                        1


                                       -2-

681024CO 2

                           CERTIFICATE OF DELIVERY AND ACCEPTANCE

                                             Commencement Date: December 2, 1996

THIS  CERTIFICATE  OF DELIVERY  AND  ACCEPTANCE  is executed  and  delivered  to
Telecommunications   Finance  Group  ("Lessor")  by  Athena  International  Ltd.
Liability Co. dba Athena International, LLC ("Lessee") pursuant to and in accordance with the Lease Agreement dated: July 25, 1994 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

1. The Equipment covered by this Certificate consists of the items described in Schedule I of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performance of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3.       Lessee  confirms that such items of Equipment  have been  installed at:
         910 15th Street, Suite 667, Denver, Colorado 80202-2928

4. The Lessor's value of the items of Equipment covered hereby is set forth in the Schedule I of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturer's warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

TFGLA204-3.WPT

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

         IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.

Refer S.O.# ADDITION III/EQUIPMENT     Athena International Ltd. Liability Co.
            ---------------------      dba Athena International, LLC (Lessee)

LIST.#TFG-96181                        By:  /S/ Michael Landers

                                           ------------------------------------
                                       Michael Landers, Exec. Managing Director
                                       ----------------------------------------
                                                    (Name & Title)

                                       ACCEPTED BY:
                                       TELECOMMUNICATIONS FINANCE GROUP
                                       AS OF THE 31 DAY OF Jan 1997
                                                 --        ---   --

                                       By: /s/ C. C. Calloway
                                           ------------------------------------

                                       ----------------------------------------
                                       Authorized Representative of
                                       Telecommunications Finance Group

TFGLA204-4.WPT

                             SCHEDULE I OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)

                              EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of July 25, 1994 between Telecommunications Finance Group, as Lessor, and Athena International Ltd. Liability Co. dba Athena International, LLC, as Lessee, are described below and in the attached equipment list(s):


Equipment List

Number                   Description                                                                 Amount
------                   -----------                                                                 ------
DGO-481238               A Siemens Stromberg-Carlson                                               $314,252.00
                         Digital  Central  Office  Carrier  Switch  Equipped and
                         Wired  for 1152  Digital  Ports  (DCO-481238,  Issue 1,
                         Dated  05/19/94)  with a New Basic  Release 12.1 CMF, A
                         Used AMA Frame, SS7 with 800  Portability,  SS7 Spares,
                         One (1)  Additional  Pair of "A"  Links,  International
                         Operator  Service,  and  Route  by ANI  on any  700/800
                         Number Including Installation

TFG-95029                ADDITION I                                                                 181,250.64

TFG-96152                ADDITION II                                                                164,516.10
TFG-96181                ADDITION III                                                               264,356.65
                                                                                                   -----------
                                  TOTAL                                                            $924,375,39
                                                                                                   ===========

The above described equipment installed at:

910 15th Street, Suite 667, Denver, Colorado 80202-2928

                                 ACCEPTED BY:   /s/ Michael Landers

                                                --------------------------------
                                 DATE:           12/18/96
                                                --------------------------------
                                                 Dated:    July 25, 1994
                                                 Revised:  April 24, 1995
                                                 Revised:  July 23, 1996
                                                 Revised:  December 2, 1996

EQUIPMENT LIST #TFG-96181                                DATED: December 2, 1996

COMPANY:        Athena International Ltd. Liability Co.
                dba Athena International, LLC
SITE LOCATION:  Denver, Colorado
ADDITION:       III


PART NO./DESCRIPTION                                                 QUANTITY                         AMOUNT
--------------------                                                 --------                         ------
 SS-C
 ----
A FULLY EQUIPPED DTF-03 FRAME
(1152 PORTS) PER DCO-681108, ISSUE
1, DATED 06/24/96; ADDITIONAL POWER
SYSTEM; SERVICE CIRCUITS INCLUDING
INSTALLATION (S.O.#071044)                                            1 LOT                        $122,227.00
FREIGHT                                                                                               2,339.72

 Third Party Vendor- Telcom Products

 -----------------------------------
EQUIPMENT AS FOLLOWS:                                                 1 LOT                          25,151.50
TELLABS 82.2532A ECHO CAN., S/N'S
S062195-S062210                                                       16
TELLABS 81-235A SHELF, S/N'S 524757H,
480861/004, 554KKOK                                                   3
FREIGHT                                                                                                 137.43

 THIRD PARTY VENDOR -TTC
 -----------------------
EQUIPMENT AS FOLLOWS:                                                 1 LOT                          13,486.00
TBERD-224 MAINFRAME, S/N 9495                                         1
T1/TF1/DDS BERT BUNDLE (41500)                                        1
G.821 PERFORMANCE OPTION                                              1
DSP BOARD OPTION                                                      1
VF TESTING OPTION                                                     1
SIGNALING OPTION                                                      1
DIGIT ANALYSIS OPTION                                                 1
DTM, DISTRIBUTED TEST MANAGER                                         1
FREIGHT                                                                                                  15.00

 THIRD PARTY VENDOR- ACTION TELCOM
 ---------------------------------
(SEE ATTACHED EQUIPMENT LIST)
-----------------------------
PRIMARY SYSTEM; SECONDARY SYSTEM;
AVAS SYSTEM; TCP/IP PACKAGE; NETPLAN
PACKAGE; REMOTE COMMUNICATIONS
PACKAGE INCLUDING INSTALLATION                                        1 LOT                         101,000.00
                                                                                                    ----------

                                                                       TOTAL                       $264,356.65
                                                                                                   ===========

SIEMENS                                                 Proposal No.: DCO-681108
Stromberg-Carlson                                       Issue No.: 1
                                                        Date: June 24, 1996

Installation Site: Denver, CO

PART NUMBER                        DESCRIPTION                          QTY
-----------                        -----------                          ---

                                     ITEM 01

                           DTF-03
                           ------
817577-900                 Frame M/G                                      1
817577-901                 MG, DS-1 Host CUA                              6
817557-902                 MG, DS-1 Basic PWBA's                          6
207600-225                 Frame Weldment                                 1
207800-079                 Package Assembly Front Door Mtg Hdw            1
207800-080                 Package Assembly Rear Door Mtg Hdw             1
207600-158                 Door Assembly, Right I/O                       2
207600-159                 Door Assembly, Left I/O                        2
207600-721                 PWBA Guide                                     6
817560-606                 PWBA, T1 Interface                            48
817577-917                 MG Blower w/Fan Alarm, Base                    1

                           CMF-00, CCS-03.
                           ---------------
822068-811                 Diag. Grading Panel                            1
822003-596A                PWBA, (2W) TSI HDI                             4
822002-526                 PWBA, TSI PGH I/F                              4
207800-482                 Cable Assembly (TSI/PGH)                       4
822005-546A                PWBA, (2W) TPP0 HDI                            2
822006-566A                PWBA, TPP1 (For Addition)                      2
822017-556A                PWBA, TPP2 (For Addition)                      2

                           PRT-00
                           ------
817576-938                 Mod Group, Circuit Breaker                     2

                                                        Proposal No.: SCO-681108
SIEMENS                                                 Issue No.: 1
Stromberg-Carlson                                       Date: June 24. 1996

Installation Site: Denver, CO


PART NUMBER                  DESCRIPTION                                                             QTY
-----------                  -----------                                                             ---
                                                  ITEM 01 (Cont.)
                             Miscellaneous

                             -------------
DSX-DR19                     Cross Connect Panel                                                      2
DOC-ADD                      Additions Documentation                                                  1

                                                     ITEM 02
                             DTF-04
                             ------
817577-900                   Frame M/G                                                                1
817577-901                   MG, DS1 Host CUA                                                         6
817577-902                   MG, Basics PWBAs DS1 CUA                                                 6
207600-225                   Frame Weldment                                                           1
207800-079                   Pkg Assy Front Door Mtg Hdw                                              1
207800-080                   Pkg Assy Rear Door Mtg Hdw                                               1
207600-158                   Door Assy, Right I/O                                                     2
207600-159                   Door Assy, Left I/O                                                      2
207600-721                   PWBA Guide                                                               6
817560-606                   PWBA, T1 Interface                                                      48
817577-917                   MG Blower w/Fan Alarm, Base                                              1

                             PRT-00
                             ------
817576-938                   Mod Group, Circuit Breaker                                               2

                             Miscellaneous

                             -------------
DSX-DR19                     Cross Connect Panel                                                      2
DOC-ADD                      Additions Documentation                                                  1

681108CO

SIEMENS                                                Proposal  No.: DCO-681108
                                                       Issue No.: 1
Stromberg-Carlson                                      Date: June 24, 1996

Installation Site: Denver, CO


PART NUMBER                  DESCRIPTION                                                             QTY
-----------                  -----------                                                             ---
                                                   ITEM 03

                               Power System Add On

4DDV85-19                    Battery 765 Amp Hour

203352-580                   Battery Charger, 100 Amp                                                 1

NOTE:        This additional power equipment is required for this addition, but is shown as an option for the Customer.

                                                  ITEM-04

814574-992                   MG Service Circuit CUA                                                  1
814574-995                   PWBA Mod Group-Basic PWBA                                               1
207600-720                   PWBA Guide                                                              1
814742-536                   PWBA, Univ Service Circuit                                             12
814695-556                   PWBA (1W) DTMY Dig. Sender                                              3
814571-766                   PWBA (1W) Rovr/Vact/Evact                                               5
814572-576                   PWBA (1W) Dig. Sender TMF                                               2

         NOTE:        These Service Circuits are required dependent upon the percentage of SS7 use.

         681108CO
AUG-27-1996 20:21 3035950959 95% P.04

                          ACTION TELCOM EQUIPMENT LIST



Key      Make                    Model #                   Serial #         I/O      IRQ   DDR    STK
---      ----                   -------                   --------          ---      ---   ---    ---

PC       ACER                   9000                      1900031490
KB       ACER                   6311K                     K6366281224P
MON      ACER                   7134T                     M3TP63201016
VC       ATI                    MACH-64                   O/B                        9
HDC      Adaptec                AIC-7880P                 722511 O/B        ID=7     11
HD       IBM                    DFHS                      MIAG3B46894       ID=0
HD       IBM                    DFHS                      MIAG3B35970       ID=I
HD       IBM                    DFHS                      MIAG3B32873       ID-3
FD       Mitsumi (1,44)         D359T5                    3553179                     6
FD       Panasonic (1,2)        JU-475-5-A67              00132626
TD       Tandberg               TDC-4222                  4220528           ID=2
SL1      Digi Host Ad           IP-09515816               P0000000
SL1      Digi Conc              IP-50000585-01            SE7700798
X25      SWG                    SGX-D0000
X25      SWG                    SGX-Daughter
PRN      Epson                  LP-870                     4OU1134522                   7
NET      RACAL                  InterLan T2                0207011BBC1E                 9
SER      ACER                   Built-in COM 1 COM 2       4/3 3f8/2f8
CD       SONY                   CDU765                     5096166          ID-5
DIA      AVAS  Ver 2.50         D/21D-CG030890             5 D2000
P/S      DELTA                  DPS-350EB                  42613001347

I/P ADDRESS= 193.1.94.50 aidcpri aidcpri.a    idc.com
MEMORY=         32 MB
SPEED=          166 MHZ

SOFTWARE: Primary System


Key          Make                           Serial #                                   Activation Key #
---          ----                           --------                                   ----------------
  OS         SCO UNIX sysV                 2DH030846                                    etpp14df
  DB         SCO FoxPro                    Version 2.6
  NAMS       ATC NAMS II
  TERM       Century                       CSU151377                                     bbaanmph
             NETCOM II                     net26106                                  X21f4ceff Ver. 4.5.3a
  NOTES:


   Key         Make                        Model #                 Serial #                        I/O     IRQ     ADDR    STK
   ---         ----                        -------                 --------                        ---     ---     ----    ---
    PC         ACER                        F520 HB                 1900027152
    KB         ACER                        6311-K                  K63661001190
    MON        ACER                        7134T                   M3TP63201025
    VC                                                             0167823
    HDC        Adaptec                                             O/B
    HD         LBM                         DORS-32160              11S46H6072ZIM002T0935                            id=0
    FD                (1.44)               D359T5                  3546876
    FD                        (1.2)        F833B                   346506
    TD                                                             42212493
    X25        SWG                         8GX                     011151                                 15        D0000
    HET        RACAL PCI                                           0207011BEA64                           10
    SER        ACER                                                O/B COM 1 /COM2                        4/3

    I/P ADDRESS= 193.1.94.60
    MEMORY= 16 MB

    SOFTWARE:


    Key      Make                             Serial #                                  Activation Key #
    ---      ----                             --------                                  ----------------
    OS       SCO UNIX sysV                    2DH030858                                     arbvbtwh
    NAMS     ATC NAMS II
    TERM     Century                          CSU150065U3                                   1pomflii

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE

                                              Commencement Date: January 2, 1997

THIS  CERTIFICATE  OF DELIVERY  AND  ACCEPTANCE  is executed  and  delivered  to
Telecommunications   Finance  Group  ("Lessor")  by  Athena  International  Ltd.
Liability Co. dba Athena International, LLC ("Lessee") pursuant to and in accordance with the Lease Agreement dated July 25, 1994 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

1. The' Equipment covered by this Certificate consists of the items described in Schedule I of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any fight it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessors assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its fights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performance of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3.       Lessee  confirms that such items of Equipment  have been  installed at:
         910 15th Street, Suite 667, Denver, Colorado 80202-2928

4. The Lessors value of the items of Equipment covered hereby is set forth in the Schedule I of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturer's warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

TFGLA204.2.WPT

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

         IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.

Refer S.O.# ADDITION IV/EQUIPMENT        Athena International Ltd. Liability Co.
            ---------------------        dba Athena International, LLC (Lessee)

LIST #TFG-97189                          By: /s/ Michael Landers

                                            ------------------------------------
                                            Michael Landers, Exec. Managing Dir.
                                         ---------------------------------------
                                                      (Name & Title)

                                         ACCEPTED BY:
                                         TELECOMMUNICATIONS FINANCE GROUP
                                         AS OF THE [31] DAY OF [JANUARY] 19[97]


                                         By: /s/ CC Calloway

                                         ---------------------------------------

                                         ---------------------------------------

                                         Authorized Representative of
                                         Telecommunications Finance Group

TFGLA204.3.WPT

                             SCHEDULE I OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)

                              EOUIPMENT DESCRIPTION

                              ---------------------
The items of personal property to be leased pursuant to this Lease Agreement, dated as of July 25, 1994 between Telecommunications Finance Group, as Lessor, and Athena International Ltd. Liability Co. dba Athena International, LLC, as Lessee, are described below and in the attached equipment list(s):


Equipment List

Number         Description                                                                  Amount
------         -----------                                                                  ------
DCO-481238     A Siemens Stromberg-Carlson                                                $314,252.00
               Digital Central Office Carrier Switch Equipped and Wired for 1152
               Digital Ports  (DCO-481238,  Issue I, Dated  05/19/94) with a New
               Basic  Release  12.1  CMF,  A  Used  AMA  Frame,   SS7  with  800
               Portability,  SS7 Spares,  One (1) Additional  Pair of "A" Links,
               International  Operator Service,  and Route by ANI on any 700/800
               Number Including Installation

TFG-95029      ADDITION I                                                                  181,250.64
TFG-96152      ADDITION II                                                                 164,516.10

TFG-96181      ADDITION III                                                                264,356.65

TFG-97189      ADDITION IV                                                                  68,015.31
                                                                                            ---------

                                  TOTAL                                                   $992,390.70
                                                                                          ===========

The above described equipment installed at:
910 15th Street, Suite 667, Denver, Colorado 80202-2928

                                  ACCEPTED BY:  /s/ Michael Landers

                                            ------------------------------------

                                  DATE:             1.17.97
                                            ------------------------------------

                                                Dated:      July 25, 1994
                                                Revised:    April 24, 1995
                                                Revised:    July 23, 1996
                                                Revised:    December 2, 1996
                                                Revised:    January 13, 1997

TGGLA204-4WPT

EQUIPMENT LIST #TFG-97 189                               DATED: January 13, 1997


COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      IV


PART NO./DESCRIPTION                                                   QUANTITY                         AMOUNT
--------------------                                                   --------                         ------
SS-C
----
DTF-03 FULLY EQUIPPED (S.O.#071045)
AS FOLLOWS:

        MATERIAL                                                         1 LOT                         $60,000.00
        INSTALLATION                                                                                     7,500.00
        FREIGHT                                                                                            515.31
                                                                                                           ------

                                                                       TOTAL                           $68,015.31
                                                                                                       ==========

TFGLA204-5.WPT

                                                        Proposal NO.: DCO-681108
SIEMENS                                                 Issue No.: 1
Stromberg-Carlson                                       Date: June 24, 1996

Installation Site: Denver, CO


PART NUMBER                         DESCRIPTION                                            QTY
-----------                         -----------                                            ---
                                                  ITEM 01 (Cont.)
                           Miscellaneous

                           -------------
DSX-DR19                   Cross Connect Panel                                                2
DOC-ADD                    Additions Documentation                                            1

                                                     ITEM 02

                           DTF-04
                           ------
817577-900                 Frame M/G                                                          1
817577-901                 MG, DS1 Host CUA                                                   6
817577-902                 MG, Basics PWBAs DS1 CUA                                           6
207600-225                 Frame Weldment                                                     1
207800-079                 Pkg Assy Front Door Mtg Hdw                                        1
207800-080                 Pkg Assy Rear Door Mtg Hdw                                         1
207600-158                 Door Assy, Right I/O                                               2
207600-159                 Door Assy, Left I/O                                                2
207600-721                 PWBA Guide                                                         6
817560-606                 PWBA, T1 Interface                                                48
817577-917                 MG Blower w/Fan Alarm, Base                                        1

                           PRT-00
                           ------
817576-938                 Mod Group, circuit Breaker                                         2

                           Miscellaneous

                           -------------
DSX-DR19                   Cross Connect Panel                                                2
DOC-ADD                    Additions Documentation                                            1

681108CO

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE

                                                Commencement Date: March 2, 1997

THIS  CERTIFICATE  OF DELIVERY  AND  ACCEPTANCE  is executed  and  delivered  to
Telecommunications   Finance  Group  ("Lessor")  by  Athena  International  Ltd.
Liability Co. dba Athena International, LLC ("Lessee") pursuant to and in accordance with the Lease Agreement dated: July 25, 1994 between Lessor and Lessee (the "lease", the defined terms therein being used herein with their defined meanings).

1. The Equipment covered by this Certificate consists of the items described in Schedule 1 of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any fight it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessors assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its fights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performance of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3.       Lessee  confirms that such items of Equipment  have been  installed at:
         910 15th Street, Suite 667, Denver, Colorado 80202-2928

4. The Lessors value of the items of Equipment covered hereby is set forth in the Schedule 1 of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturers warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.


TFGLA204-2.WPT

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

         IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.

Refer S.O.# ADDITION V/EQUIPMENT         Athena International Ltd. Liability Co.
                                         dba Athena International, LLC (Lessee)

LIST #TFG-97207
                                         By: /s/ Michael Landers

                                            ------------------------------------
                                            Michael Landers,   President

                                         ---------------------------------------
                                                      (Name & Title)

                                         ACCEPTED BY:
                                         TELECOMMUNICATIONS FINANCE GROUP
                                         AS OF THE [23] DAY OF [April] 19[97]

                                         By: /s/ C.C. Calloway

                                            ------------------------------------

                                         ---------------------------------------
                                         Authorized Representative of
                                         Telecommunications Finance Group

                             SCHEDULE 1 OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)

                              EQUIPMENT DESCRIPTION

                              ---------------------
The items of personal property to be leased pursuant to this Lease Agreement, dated as of July 25, 1994 between Telecommunications Finance Group, as Lessor, and Athena International Ltd. Liability Co. dba Athena International, LLC, as Lessee, are described below and in the attached equipment list(s):


Equipment List

Number                   Description                                                                   Amount
------                   -----------                                                                   ------
DCO-481238               A Siemens Stromberg-Carlson                                                $314,252.00
                         Digital  Central  Office  Carrier  Switch  Equipped and
                         Wired  for 1152  Digital  Ports  (DCO-481238,  Issue 1,
                         Dated  05/19/94)  with a New Basic  Release 12.1 CMF, A
                         Used AMA Frame, SS7 with 800  Portability,  SS7 Spares,
                         One (1)  Additional  Pair of "A"  Links,  International
                         Operator  Service,  and  Route  by ANI  on any  700/800
                         Number Including Installation

TFG-95029                ADDITION I                                                                  181,250.64

TFG-96152                ADDITION II                                                                 164,516.10

TFG-96181                ADDITION III                                                                264,356.65

TFG-97189                ADDITION IV                                                                  68,015.31

TFG-97207                ADDITION V                                                                   63,595.58
                                                                                                  -------------
                                       TOTAL                                                      $1,055,986.28
                                                                                                  =============

The above described equipment installed at:
910 15th Street, Suite 667, Denver, Colorado 80202-2928

                                   ACCEPTED BY: /s/ Michael Landers

                                               ---------------------------------

                                   DATE:                   2.26.97
                                         ---------------------------------------
                                               Dated:       July 25, 1994
                                               Revised:     April 24, 1995
                                               Revised:     July 23, 1996
                                               Revised:     December 2, 1996
                                               Revised:     January 13, 1997
                                               Revised:     February 25, 1997

EQUIPMENT LIST 0207                               DATED: February 25, 1997


COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      V


PART NO./DESCRIPTION                                                 QUANTITY                         AMOUNT
--------------------                                                 --------                         ------
    SS-C
    ----

2 EJH PROCESSORS WITH 1 SPARE
PER DCO-745002, ISSUE 01, DATED
10/17/96 (S.O.#071522) AS FOLLOWS:
        MATERIAL                                                      1 LOT                           $30,420.00
        INSTALLATION                                                                                    2,000.00
        FREIGHT                                                                                            25.58

1 A-LINK PAIR FEATURE #003069
(S.O.#071802) AS FOLLOWS:
        MATERIAL                                                      1 LOT                             7,170.00
        SCAT                                                                                              330.00

        THIRD PARTY VENDOR- TELEFLEX

P133-4 INTELINK W/4 DIALOGIC BOARDS                                   1                                23,650.00
                                                                                                       ---------

                                                           TOTAL                                      $63,595.58
                                                                                                      ==========

TFGLA204-5.WPT

                           CERTIFICATE OF DELIVERY AND ACCEPTANCE

                                                Commencement Date: April 2, 1997

THIS  CERTIFICATE  OF DELIVERY  AND  ACCEPTANCE  is executed  and  delivered  to
Telecommunications   Finance  Group  ("Lessor")  by  Athena  International  Ltd.
Liability Co. dba Athena International, LLC ("Lessee") pursuant to and in accordance with the Lease Agreement dated: July 25, 1994 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

1. The Equipment covered by this Certificate consists of the items described in Schedule I Of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performance of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3. Lessee confirms that such items of Equipment have been installed at: 910 15th Street, Suite 667, Denver, Colorado 80202-2928

4. The Lessors value of the items of Equipment covered hereby is set forth in the Schedule 1 of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby .have been , inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturer's warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

         IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.

Refer S.O.# ADDITION VI/EQUIPMENT        Athena International Ltd. Liability Co.
            ---------------------        dba Athena International, LLC (Lessee)


                                         By: /s/ Michael Landers

                                         ---------------------------------------
                                         Michael Landers,     President
                                         ---------------------------------------
                                                        (Name & Title)

                                         ACCEPTED BY:
                                         TELECOMMUNICATIONS FINANCE GROUP
                                         AS OF THE [23] DAY OF [April] 19[97]


                                         By:  /s/ C.C. Calloway
                                         ---------------------------------------

                                         ---------------------------------------
                                         Authorized Representative of
                                         Telecommunications Finance Group

TFGLA204.3.WPT

                             SCHEDULE 1 OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)

                              EQUIPMENT DESCRIPTION

                              ---------------------
The items of personal property to be leased pursuant to this Lease Agreement, dated as of July 25, 1994 between Telecommunications Finance Group, as Lessor, and Athena International Ltd. Liability Co. dba Athena International, LLC, as Lessee, are described below and in the attached equipment list(s):


Equipment List

Number                   Description                                                                          Amount
------                   -----------                                                                          ------
DCO-481238               A Siemens Stromberg-Carlson                                                       $314,252.00
                         Digital  Central  Office  Carrier  Switch  Equipped and
                         Wired  for 1152  Digital  Ports  (DCO-481238,  Issue 1,
                         Dated  05/19/94)  with a New Basic  Release 12.1 CMF, A
                         Used AMA Frame, SS7 with 800  Portability,  SS7 Spares,
                         One (1)  Additional  Pair of "A"  Links,  International
                         Operator  Service,  and  Route  by ANI  on any  700/800
                         Number Including Installation

TFG-95029                ADDITION I                                                                         181,250.64
TFG-96152                ADDITION II                                                                        164,516.10
TFG-96181                ADDITION III                                                                       264,356.65
TFG-97189                ADDITION IV                                                                         68,015.31
TFG-97207                ADDITION V                                                                          63,595.58
TFG-97216                ADDITION VI                                                                         87,896.85
                                                                                                             ---------
                                  TOTAL                                                                  $1,143,883.13
                                                                                                         =============

The above described equipment installed at:
910 15th Street, Suite 667, Denver, Colorado 80202-2928



                                   ACCEPTED BY: /s/ Michael Landers

                                               ---------------------------------

                                   DATE:                   3-31-97
                                         ---------------------------------------
                                                Dated:         July 25, 1994
                                                Revised:       April 24, 1995
                                                Revised:       July 23, 1996
                                                Revised:       December 2, 1996
                                                Revised:       January 13, 1997
                                                Revised:       February 25, 1997
                                                Revised:       March 25, 1997

EQUIPMENT LIST #TFG-97216                                  DATED: March 25, 1997
COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado

ADDITION:      VI

PART NO./DESCRIPTION                                                          QUANTITY                                 AMOUNT
--------------------                                                          --------                                 ------
SS-C
----
AN UPGRADE TO RELEASE 14.0 PER
DCO-681152, ISSUE 01, DATED 08/19/96
(S.O. #071521 )                                                                 1 LOT                                $15,000.00
ONE COMMON CONTROL SECTOR
ADD PER DCO-781001, ISSUE 01, DATED
10/02/96 (S.O.#071523) AS FOLLOWS:
    MATERIAL                                                                    1 LOT                                 19,730.00
    INSTALLATION                                                                                                       3,000.00
    FREIGHT                                                                                                               84.10
200 AMP  DISTRIBUTION  PANEL WITH BUS BAR,  CABLES,  10-10 AMP  BREAKERS PER
DCO-710002, ISSUE 01, DATED 10/28/96 (S.O.#071801) AS FOLLOWS:

    MATERIAL                                                                    1 LOT                                  1,360.00
    INSTALLATION                                                                                                       2,200.00
    FREIGHT                                                                                                               44.75
REAL TIME ANI FEATURE #823435
(S.O.#071805)                                                                   1 LOT                                 26,666.00
                       THIRD PARTY VENDOR - CIBER NETWORK

       EQUIPMENT AS FOLLOWS:                                                    1 LOT                                 19,767.00
D4841A/LH PRO 6/200, S/N SG63400748                                             1
D3583C/4.2GB F/W HOT SWAP HDD                                                   4
D4295A/32MB DIMM MEMORY UPGRADE                                                 1
JC-14WIVMA/MSYNC C400, 14, 128ONI.,

28D, 60HZ                                                                       1
J317lA/10/100 TX PCI ADAPTER                                                    2
D4921A/REDUNDANT POWER SUPPLY                                                   1
N3-IL40-U/INOCULAN, 4.0, SRVR, UNLTD
USERS                                                                           1
ILWS-41-1/INOCULAN FOR CLIENT-SINGLE
WORKSTATION                                                                     1
00662644127330/NW 3.12 50 USER UPG TO
4.11 INTRNW 1OOU                                                                1
SHIPPING COST                                                                                                             45.00
                                                                                                                          -----
                                                                   TOTAL                                             $87,896.85
                                                                                                                     ==========

TFGLA204.5.WPT

SIEMENS

Stromberg-Carlson

Installation Site: Denver, CO

PART NUMBER                       DESCRIPTION                          QTY
-----------                       -----------                          ---

                                     ITEM 01

                                    CCS - 03

822068-811                        Diag. Grading Panel                    1
822003-596A                       PVVBA, (2VV) TSI HDI                   4
822002-526                        PWBA, TSI PGH I/F                      4
207800-482                        Cable Assembly (TSI PGH)               4
822005-546A                       PVVBA, (2VV) TPPO HDI                  2
822006-566A                       PWBA TPP1 (For Addition)               2
822017-556A                       PWBA TPP2 (For Addition)               2
DOC-ADD                           Additions Documentation                1


781001CO/1: 10/02/96

                           CERTIFICATE OF DELIVERY AND ACCEPTANCE

                                                  Commencement Date: May 2, 1997

THIS  CERTIFICATE  OF DELIVERY  AND  ACCEPTANCE  is executed  and  delivered  to
Telecommunications   Finance  Group  ("Lessor")  by  Athena  International  Ltd.
Liability Co. dba Athena International, LLC ("Lessee") pursuant to and in accordance with the Lease Agreement dated: July 25, 1994 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

1. The Equipment covered by this Certificate consists of the items described in Schedule 1 of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any fight it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performance of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3.       Lessee  confirms that such items of Equipment  have been  installed at:
         910 15th Street, Suite 667, Denver, Colorado 80202-2928

4. The Lessor's value of the items of Equipment covered hereby is set forth in the Schedule 1 of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturer's warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

         IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.

Refer S.O.# ADDITION VII/EQUIPMENT Athena International Ltd. Liability Co.
LIST # TFG-97242                    dba Athena International, LLC (Lessee)
-------------------                 By:              /s/
                                       --------------------------------
                                            Michael T. Landers
                                       --------------------------------
                                              (Name & Title)

                                    ACCEPTED BY:
                                    TELECOMMUNICATIONS FINANCE GRUOP
                                    AS OF THE 11 DAY OF July 1997

                                     By:             /s/
                                        --------------------------------
                                        Authorized Representative of
                                        Telecommunications Finance Group

                             SCHEDULE I OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)
                              EOUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of July 25, 1994 between Telecommunications Finance Group, as Lessor, and Athena International Ltd. Liability Co. dba Athena International, LLC, as Lessee, are described below and in the attached equipment list(s):

Equipment List

          Number         Description                                                                              Amount
      ---------          -----------                                                                              ------
      DCO-481238         A Siemens Stromberg-Carlson                                                         $314,252.00
                         Digital  Central  Office  Carrier  Switch  Equipped and
                         Wired for I 152  Digital  Ports  (DCO-481238,  Issue 1,
                         Dated 05/19/94) with a New Basic Release 12.1 CMF, A
                         Used AMA Frame, SS7 with 800  Portability,  SS7 Spares,
                         One (1)  Additional  Pair of "A"  Links,  International
                         Operator  Service,  and  Route  by ANI  on any  700/800
                         Number Including Installation

       TFG-95029         ADDITION I                                                                           181,250.64
       TFG-96152         ADDITION II                                                                          164,516.10
       TFG-96181         ADDITION III                                                                         264,356.65
       TFG-97189         ADDITION IV                                                                           68,015.31
       TFG-97207         ADDITION V                                                                            63,595.58
       TFG-97216         ADDITION VI                                                                           87,896.85
       TFG-97242         ADDITION VII                                                                          89.193.68
                                                                                                           -------------
                                  TOTAL                                                                    $1,233,076.81
                                  =====                                                                    =============

The above described equipment installed at:
910 15th Street, Suite 667, Denver, Colorado 80202-2928

                       ACCEPTED BY:         /s/
                                   ----------------------
                       DATE:             5-12-97
                                   -----------------------------
                                         Dated:      July 25, 1994
                                       Revised:      April 24, 1995
                                       Revised:      July 23, 1996
                                       Revised:      December 2, 1996
                                       Revised:      January 13, 1997
                                       Revised:      February 25, 1997
                                       Revised:      March 25, 1997
                                       Revised:      May 7, 1997


EQUIPMENT LIST #TFG-97242                                                                           DATED: May 7, 1997

COMPANY:                   Athena International Ltd. Liability Co.
                           dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      VII

PART NO./DESCRIPTION                                                   QUANTITY                        AMOUNT
--------------------                                                  ----------                      --------
    SS-C
   ------

A FULLY EQUIPPED DTF-04 FRAME
PER DCO-710015, DATED 01/23/97
(S.O.#071631) AS FOLLOWS:
        MATERIAL                                                       1 LOT                           60,787.00
        INSTALLATION                                                                                    9,100.00
        FREIGHT                                                                                           590.51

HENDRY FUSE PANEL PER DCO-710008,
ISSUE 02, DATED 12/06/96 (S.O.#071982)
AS FOLLOWS:
        MATERIAL                                                       1 LOT                            1,732.00
        LABOR                                                                                           1,900.00
        FREIGHT                                                                                            84.17

TOLL FREE NUMBER EXPANSION (S.O.#072119)                               1 LOT                           15,000.00
                                                                                                      ----------
                                                                       TOTAL                          $89,193.68
                                                                                                      ==========




SIEMENS

     Stromberg-Carlson

     INSTALLATION SITE: DENVER, CO

    PART NUMBER               DESCRIPTION                                                                 QTY
   ------------              ------------                                                                -----

                                                                   ITEM 01

                              DTF-O4 Frame Addition
                              ---------------------
        817577-900            Frame MG                                                                        1
        817577-901            MG, DS1 Host CUA                                                                6
        817577-902            MG, Basics PWBAs DS1 CUA                                                        6
        207600-225            Frame Weldment                                                                  1
        207800-079            Pkg Assy Front Door Mtg Hardware                                                1
        207800-080            Pkg Assy Rear Door Mtg Hardware                                                 1
        207600-158            Door Assembly, Right I/O                                                        2
        207600-159            Door Assembly, Left I/O                                                         2
        207600-721            PWBA Guide                                                                      6
        817560-606            PWBA, T1 Interface                                                             48
        817577-917            MG Blower w/Fan Alarm, Base                                                     1

                              PRT-00
                              -------
        817576-938            Mod Group, Circuit Breaker                                                      2


         710015CO/1: 01/23/97                                 -1 -


SIEMENS

     Stromberg-Carlson

     INSTALLATION SITE: DENVER, CO

    PART NUMBER                 DESCRIPTION                                                                 QTY
   ------------                ------------                                                                 ---

                                                               ITEM 01 (CONT.)

                                Miscellaneous
                                -------------
    DSX-DR19                    Cross Connect Panel                                                             2
    202975-592                  Relay Rack (Lorain)                                                             1
    DOC-ADD                     Additions Documentation                                                         1

                                                               ITEM 02

                                LTF-01 Frame Addition
                                ---------------------
    814574-900                  MG Basic Frame Assy, LTF                                                        1
    814574-901                  MG Supervisory Panel Assy                                                       1
    814574-904                  MG Pkg Assy, Ejector Bar, Top                                                   1
    814574-903                  Mod Group Term Assy Power                                                       1
    207600-720                  PWBA Guide                                                                      1
    207600-210                  Pkg Assy, Frame Weldment                                                        1
    207600-014                  Pkg Assy, LTF Term Block EMC                                                    1
    814574-992                  MG Service Circuit CUA                                                          1
    814574-995                  PWBA Mod Group-Basic PWBA                                                       1
    207600-160                  Pkg Assy Front Door Mtg Hdw                                                     1
    207600-471                  Pkg Assy Rear Door Mtg Hdw                                                      1



    710015CO/1: 01/23/97                                        -2-

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE

                                                 Commencement Date: June 2, 1997

THIS  CERTIFICATE  OF DELIVERY  AND  ACCEPTANCE  is executed  and  delivered  to
Telecommunications   Finance  Group  ("Lessor")  by  Athena  International  Ltd.
Liability Co. dba Athena International, LLC ("Lessee") pursuant to and in accordance with the Lease Agreement dated: July 25, 1994 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

1. The Equipment covered by this Certificate consists of the items described in Schedule 1 of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its fights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performance of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3.       Lessee  confirms that such items of Equipment  have been  installed at:
         910 15th Street, Suite 667, Denver, Colorado 80202-2928

4. The Lessor's value of the items of Equipment covered hereby is set forth in the Schedule I of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturer's warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

TFGLA204.2.WPT

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

         IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.

Refer S.O.# ADDITION VIII/EOUIPMENT      Athena International Ltd. Liability Co.
                                         dba Athena International, LLC (Lessee)

LIST #TFG-97253                                By:     /s/
                                                  -----------------------
                                                   Michael Landers, Pres.
                                                  -----------------------
                                                      (Name & Title)

                                               ACCEPTED BY:
                                               TELECOMMUNICATIONS FINANCE GROUP
                                               AS OF THE 11 DAY OF July 1997
                                               By:        /s/
                                                  ----------------------------

                                                  ----------------------------
                                               Authorized Representative of
                                               Telecommunications Finance Group

TFGLA204.3.WPT

                             SCHEDULE 1 OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)
                              EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of July 25, 1994 between Telecommunications Finance Group, as Lessor, and Athena International Ltd. Liability Co. dba Athena International, LLC, as Lessee, are described below and in the attached equipment list(s):

Equipment List

          Number           Description                                                                            Amount
         -------           -----------                                                                            ------
      DCO-481238           A Siemens Stromberg-Carlson                                                       $314,252.00
                           Digital  Central Office  Carrier Switch  Equipped and
                           Wired for 1152 Digital  Ports  (DCO-481238,  Issue 1,
                           Dated  05/19/94) with a New Basic Release 12.1 CMF, A
                           Used AMA Frame, SS7 with 800 Portability, SS7 Spares,
                           One (1) Additional  Pair of "A" Links,  International
                           Operator  Service,  and  Route by ANI on any  700/800
                           Number Including Installation

       TFG-95029           ADDITION I                                                                         181,250.64
       TFG-96152           ADDITION II                                                                        164,516.10
       TFG-96181           ADDITION III                                                                       264,356.65
       TFG-97189           ADDITION IV                                                                         68,015.31
       TFG-97207           ADDITION V                                                                          63,595.58
       TFG-97216           ADDITION VI                                                                         87,896.85
       TFG-97242           ADDITION VII                                                                        89,193.68
       TFG-97253           ADDITION VIII                                                                       58,013.66
                                                                                                           -------------
                                  TOTAL                                                                    $1,291,090.47
                                  =====                                                                    =============

The above described equipment installed at:

910 15th   Street,   Suite   667,
Denver,  Colorado  80202-2928

                                               ACCEPTED BY:      /s/
                                                            ----------------
                                               DATE:           6-6-97
                                                     -----------------------
                                               Dated:         July 25, 1994
                                               Revised:       April 24, 1995
                                               Revised:       July 23, 1996
                                               Revised:       December 2, 1996
                                               Revised:       January 13, 1997
                                               Revised:       February 25, 1997
                                               Revised:       March 25, 1997
                                               Revised:       May 7, 1997
                                               Revised:       June 11, 1997

TFGLA2G1-4.WIT


EQUIPMENT LIST #TFG-97253                                                                           DATED: June 4, 1997

COMPANY:                   Athena International Ltd. Liability Co.
                           dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      VIII

PART NO./DESCRIPTION                                                   QUANTITY                       AMOUNT
--------------------                                                   --------                       ------
    SS-C
    SLU MULTI-TASKING PORT
ADDITION PER DCO-710017,
    ISSUE 01, DATED 02/05/97
    (S.O.#072091) AS FOLLOWS:
        MATERIAL                                                       1 LOT                         $ 456.00
        INSTALLATION                                                                                 2,500.00
        FREIGHT                                                                                         22.95

  SEA 96019 EXPANSION OF ROUTE GUIDE INDEXES
  TO 4096 PER DCO- 681122,  ISSUE 01,
  DATED 07/09/96; RELEASE 15.0 RTU STARTUP
  (S.O.#072300) AS FOLLOWS:

        MATERIAL                                                       1 LOT                          55,000.00
        FREIGHT                                                                                           34.71
                                                                                                     ----------
                                                                       TOTAL                         $58,013.66
                                                                      ======                         ==========

TFGLA204.5.WPT


SIEMENS
STROMBERG-CARLSON
         INSTALLATION SITE: DENVER, CO

         PART NUMBER DESCRIPTION
         -----------------------                                                                        QTY
                                                                                                        ---
                                     Switching Equipment

                                     ITEM 01
                                     SLU PWBA (CMF-00)
         814722-216                  PWBA, SLU Panel RS232                                                1
         207630-857                  Package Assy, Module Hardware                                        1
         825079                      Multi-Tasking Software                                               2


NOTE: Each SLU PWBA has two ports on it, therefore two multi-tasking software ports are shown.


710017CO/1: 02/05/97                                    2

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE

                                            Commencement Date: September 2, 1997

THIS  CERTIFICATE  OF DELIVERY  AND  ACCEPTANCE  is executed  and  delivered  to
Telecommunications   Finance  Group  ("Lessor")  by  Athena  International  Ltd.
Liability Co. dba Athena International, LLC ("Lessee") pursuant to and in accordance with the Lease Agreement dated: July 25, 1994 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

1. The Equipment covered by this Certificate consists of the items described in Schedule I of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessors assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performance of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3.       Lessee  confirms that such items of Equipment  have been  installed at:
         910 1Sth Street, Suite 667, Denver, Colorado 80202-2928

4. The Lessor's value of the items of Equipment covered hereby is set forth in the Schedule I of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturer's warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensue all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

         IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.

Refer S.O.# ADDITION IX/EQUIPMENT        Athena International Ltd. Liability Co.

                                         dba Athena
                                         International, LLC (Lessee)

LIST #TFG-97284                   By:      /s/
                                  -----------------------------
                                  Michael Landers President
                                  -----------------------------
                                        (Name & Title)

                                  ACCEPTED BY:
                                  TELECOMMUNICATIONS FINANCE GROUP
                                  AS OF THE 13 DAY OF October 1997
                                  By:          /s/
                                  --------------------------------

                                  --------------------------------
                                  Authorized Representative of
                                  Telecommunications Finance Group



                                  ATTACHMENT A

EQUIPMENT LIST #TFG-97253                                                                        DATED: June 4, 1997
------------------------
COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      VIII

PART NO./DESCRIPTION                                                   QUANTITY                                AMOUNT
--------------------                                                   --------                                ------
    SS-C
    ----
    SLU MULTI-TASKING PORT
ADDITION PER DCO-710017,
    ISSUE 01, DATED 02/05/97
    (S.O.#072091) AS FOLLOWS:
        MATERIAL                                                       1 LOT                                  $ 456.00
        INSTALLATION                                                                                          2,500.00
        FREIGHT                                                                                                  22.95

    SEA 96019  EXPANSION OF ROUTE
    GUIDE  INDEXES TO 4096 PER DCO- 681122,
    ISSUE 01, DATED 07/09/96;
    RELEASE 15.0 RTU STARTUP
    (S.O.#072300) AS FOLLOWS:

        MATERIAL                                                       1 LOT                                 55,000.00
        FREIGHT                                                                                                  34.71
                                                                                                            ----------
                                                                       TOTAL                                $58,013.66
                                                                       =====                                ==========

TFGLA2045.WPT



                                                                                        OCC CONTRACT
SIEMENS

STROMBERG-CARLSON

400 Rinehart Road
Lake Mary,  Florida  32746
(407)942-5000
Buyer       ATHENA                                                                       DATE: 02/05/97
                     INSTALLATION SITE: DENVER, CO____________
                     _________________________________________



         This Contract is subject to the terms and conditions set forth herein, and includes the following:
         1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.
         2. Technical Proposal No. -------------------------------,Issue -----------, dated ----------,
         3. Payment Terms:
            100% of equipment price upon delivery, F.O.B. Lake Mary, Florida
            100% of installation price upon installation turnover.

         DCO-710017                                                    1                        02/05/97              Delivery
                                                                                                                     (Month ARO)
    Item                               Description                         Quantity    Unit Price        Total        Schedule
  -------                             -------------                        --------    ----------        -----       ----------

    01                       Proposal for a SLU Multi-tasking Port
                             Addition, per DCO-710017, Issue 01,
                             dated 02/05/97. (Includes Toll-
                             Material                                                                    $456
                                    Installation                                                        2,500
                                                                                                       ------
                             TOTAL                                                                     $2,956
                                                                                                       ======
                                                                                                                                 .


NOTE: This Contract is agreed to for item(s):01        Siemens Stromberg-Carlson Home Office
                                                       Acceptance

                                                       Receipt of $__________________from
 [ILLEGIBLE]                                           Buyer is Hereby Acknowledged
                                                       By:______________________________


                             SCHEDULE I OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)
                              EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of July 25, 1994 between Telecommunications Finance Group, as Lessor, and Athena International Ltd. Liability Co. dba Athena International, LLC, as Lessee, are described below and in the attached equipment list(s):
Equipment List
--------------

          Number          Description                                                                          Amount
          ------          -----------                                                                          ------

       DCO-481238        A Siemens Stromberg-Carlson Digital Central                                      $314,252.00
                         Office  Carrier  Switch  Equipped  and  Wired  for 1152
                         Digital  Ports  (DCO-481238,  Issue 1, Dated  05/19/94)
                         with a New Basic  Release  12.1 CMF,  A Used AMA Frame,
                         SS7  with  800   Portability,   SS7  Spares,   One  (1)
                         Additional  Pair of "A" Links,  International  Operator
                         Service,  and  Route  by  ANI  on  any  700/800  Number
                         Including Installation

       TFG-95029         ADDITION I                                                                           181,250.64
       TFG-96152         ADDITION II                                                                          164,516.10
       TFG-96181         ADDITION III                                                                         264,356.65
       TFG-97189         ADDITION IV                                                                           68,015.31
       TFG-97207         ADDITION V                                                                            63,595.58
       TFG-97216         ADDITION VI                                                                           87,896.85
       TFG-97242         ADDITION VII                                                                          89,193.68
       TFG-97253         ADDITION VIII                                                                         58,013.66
       TFG-97284         ADDITION IX                                                                           93,500.00
                                                                                                           -------------
                                  TOTAL                                                                    $1,384,590.47
                                 =======                                                                   =============

The above described equipment installed at:

910 15th Street, Suite 667, Denver, Colorado 80202-2928
                                            Accepted By:        /s/
                                                        ---------------------
                                                   DATE:       9-8-97
                                                        ---------------------
                                                                                Dated:           July 25, 1994
                                                                                Revised:         April 24, 1995
                                                                                Revised:         July 23, 1996
                                                                                Revised:         December 2, 1996
                                                                                Revised:         January 13, 1997
                                                                                Revised:         February 25, 1997
                                                                                Revised:         March 25, 1997
                                                                                Revised:         May 7, 1997
                                                                                Revised:         June 11, 1997
                                                                                Revised:         September 3, 1995




EQUIPMENT LIST #TFG-97284                                                                            DATED: September 3, 1997
-------------------------
COMPANY:    Athena International Ltd. Liability Co.
            dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      IX

PART NO./DESCRIPTION                                                 QUANTITY                                 AMOUNT
--------------------                                                 --------                                 ------
     THIRD PARTY VENDOR - TELEFLEX
     -----------------------------
EQUIPMENT AS FOLLOWS:                                                1 LOT                                  $93,500.00
P133-8 INTELINK W/8 DIALOGIC BOARDS                                  1 LOT                                  ----------
D240SC=T1 CARD                                                       2
DTI/240SC CARD                                                       2

                                                                     TOTAL                                  $93,500.00
                                                                     =====                                  ==========

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE

                                            Commencement Date: December 2, 1997

THIS  CERTIFICATE  OF DELIVERY  AND  ACCEPTANCE  is executed  and  delivered  to
Telecommunications   Finance  Group  ("Lessor")  by  Athena  International  Ltd.
Liability Co. dba Athena International, LLC ("Lessee") pursuant to and in accordance with the Lease Agreement dated: July 25, 1994 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

1. The Equipment covered by this Certificate consists of the items described in Schedule I of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performance of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3.       Lessee  confirms that such items of Equipment  have been  installed at:
         910 15th Street, Suite 667, Denver, Colorado 80202-2928

4. The Lessor's value of the items of Equipment covered hereby is set forth in the Schedule I of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturer's warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

                             SCHEDULE 1 OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)
                              EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of July 25, 1994 between Telecommunications Finance Group, as Lessor, and Athena International Ltd. Liability Co. dba Athena International, LLC, as Lessee, are described below and in the attached equipment list(s): Equipment List


          Number           Description                                                                            Amount
          ------           -----------                                                                            ------
      DCO-481238           A Siemens Stromberg-Carlson                                                       $314,252.00
                           Digital  Central Office  Carrier Switch  Equipped and
                           Wired for 1152 Digital  Ports  (DCO-481238,  Issue 1,
                           Dated  05/19/94) with a New Basic Release 12.1 CMF, A
                           Used AMA Frame, SS7 with 800 Portability, SS7 Spares,
                           One (1) Additional  Pair of "A" Links,  International
                           Operator  Service,  and  Route by ANI on any  700/800
                           Number Including Installation

       TFG-95029           ADDITION I                                                                         181,250.64
       TFG-96152           ADDITION II                                                                        164,516.10
       TFG-96181           ADDITION III                                                                       264,356.65
       TFG-97189           ADDITION IV                                                                         68,015.31
       TFG-97207           ADDITION V                                                                          63,595.58
       TFG-97216           ADDITION VI                                                                         87,896.85
       TFG-97242           ADDITION VII                                                                        89,193.68
       TFG-97253           ADDITION VIII                                                                       58,013.66
       TFG-97284           ADDITION IX                                                                         93,500.00
       TFG-98018           ADDITION X                                                                         220,193.11
                                                                                                           -------------
                                  TOTAL                                                                    $1,604,783.58
                                  =====                                                                    =============
The above described equipment installed at:
910 15th Street, Suite 667, Denver, Colorado 80202-2928

                                                   ACCEPTED BY:         /s/
                                                               ----------------------
                                                   DATE:        March 2, 1998
                                                        -----------------------------

                                                                                Dated:           July 25, 1994
                                                                                Revised:         April 24, 1995
                                                                                Revised:         July 23, 1996
                                                                                Revised:         December 2, 1996
                                                                                Revised:         January 13, 1997
                                                                                Revised:         February 25, 1997
                                                                                Revised:         March 25, 1997
                                                                                Revised:         May 7, 1997
                                                                                Revised:         June 11, 1997
                                                                                Revised:         September 3, 1997
                                                                                Revised:         February 27, 1998



EQUIPMENT LIST #TFG-98018                                                               DATED: February 27, 1998
-------------------------
COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      X

PART NO./DESCRIPTION                                                   QUANTITY                         AMOUNT
--------------------                                                   --------                         ------
        STN
        ---
RESTRUCTURE CHARGES                                                                                   $ 44,193.11
        THIRD PARTY VENDOR - TELESELECT
VTS-60 MODEL NUMBER: 300-Y-ITS INCLUDING:                                   1 LOT                      176,000.00
TSG VTS TERMINATION SOFTWARE PACKAGE,                                                                 -----------
 S/N VS97R0l-R02                                                                2
ICS WIN/NT COMP SYS, S/N 9711010 & 9711011                                      2
DIALOGIC DTI300SC COM BDS, S/N CZ034563,
 CZ021715                                                                       2
DIALOGIC DT1240SC COM BD, S/N CZ034121-25,
 CZ034439                                                                       6
DATAKINETICS PCCS6 SS7 BD, S/N 01170                                            1
RAD KILOMUX 2000, S/N 7231604-606, 7182322,
 7251281, 7251278                                                               6
RAD KVG, 5-T1M, S/N 7451153-160, 162, 164-166                                  12
RAD KVF,5-T1S VOICE/FAX, S/N 7428554-57,
 559-563, 7414236-237, 231, 245, 7411674-76)                                   16
RAD DXC HIGH SPEED I/O BOARDS, S/N 735504-
 510, 512, 497, 7290936-938                                                    12
RAD DKC T1/E 1 DIGITAL CROSS CONNECT,
 S/N 7440573-574                                                                2
19" RACK, S/N 978721                                                            1
UNINTERRUPTIBLE POWER SOURCE (UPS),
 S/N 971355                                                                     2
RAD MBE ETHERNET BRIDGE, S/N 7455186 &
 7430875                                                                        2
CSU/DSU, S/N 9711010-011                                                        2

                                                                       TOTAL                          $220,193.11
                                                                       =====                          ===========

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

         IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.
                                                       /s/
Refer S.O.# ADDITION X/EQUIPMENT         Athena International Ltd. Liability Co.
                                         dba Athena International, LLC (Lessee)

LIST #TFG-98018                           By:   /s/ Kevin H. Pollard
                                             ----------------------------------
                                                   President + CEO
                                             ----------------------------------
                                                    (Name & Title)

                                         ACCEPTED BY:
                                         TELECOMMUNICATIONS FINANCE GROUP
                                         AS OF THE 14 DAY OF APRIL 1998
                                          By:              /s/
                                             ----------------------------------

                                             ----------------------------------

                                         Authorized Representative of
                                         Telecommunications Finance Group

TFGLA204-3WPT

                          ASSIGNMENT OF PURCHASE ORDER

         This  Assignment  between  Athena   International  Ltd. Liability  Co.
     dba  Athena   International,   LLC  ("Company")  and
     Telecommunications Finance Group ("Lessor").
         WHEREAS, the Company and Lessor have, or will shortly, execute a Lease Agreement ("Lease");
     and
         WHEREAS, the Company has executed and delivered a certain purchase contract covering the property described therein (the "Equipment"), a copy of which purchase contract is attached hereto as Attachment A ("Purchase Order"); and

         WHEREAS, the Company desires to assign to Lessor all of its rights and interests under the Purchase Order for that equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease so that Lessor might purchase and take title to such equipment in the Company's stead.

         NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:
     1. This Assignment  shall  be  effective   as  of  the  date   the  Company
     executes Exhibit A entitled "Certificate of Delivery and Acceptance" of the Lease.

     2. The Company (a) represents and warrants that the Purchase Order constitutes the entire understanding of the parties thereto with respect to the purchase and sale of the Equipment covered thereby; (b) hereby assigns to Lessor all of its rights under the Purchase Order as to the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; (c) hereby assigns to Lessor and Lessor hereby assumes and agrees, so long as a Company complies with the provisions of the Lease and otherwise performs its obligations under the Purchase Order, to perform Company's obligations under the Purchase Order to pay the price of the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; and (d) represents and warrants that neither notice to nor consent from the respective vendor is required in connection with the execution, delivery and performance of this Assignment or for the validity or enforceability of this Assignment.

     3. Pursuant to this Assignment, the Company hereby agrees with Lessor that the Company shall continue to be responsible for the performance of all obligations under the Purchase Order, except for, subject to the condition provided in Paragraph 1 above, the obligation to pay the price as provided in Paragraph 2 above, and the Company agrees to hold harmless and indemnify Lessor from all liability, loss, damage, and expense arising from or directly or indirectly attributable to such obligations.

         IN WITNESS WHEREOF, the parties have duly executed this Assignment under seal by their authorized representatives as of the date opposite their respective signatures.

                                  Athena International Ltd. Liability Co.
                                  dba Athena International, LLC (Lessee)
                                  By:              /s/
                                     ----------------------------------
                                         Michael Landers, President
                                     ----------------------------------
                                           Name & Title
                                  Date Signed:

                                  TELECOMMUNICATIONS FINANCE GROUP
                                  By:         /s/
                                     ---------------------------------

                                     ---------------------------------
                                  Authorized Representative of
                                  Telecommunications Finance Group
                                  Date Signed:     10/13/97
                                              ------------------




                                  ATTACHMENT A
                               ("PURCHASE ORDER")

    EQUIPMENT LIST #TFG-97284                                                               DATED: September 3, 1997
    -------------------------
    COMPANY:       Athena International Ltd. Liability Co.
                   dba Athena International, LLC
    SITE LOCATION: Denver, Colorado
    ADDITION:      IX

    PART NO./DESCRIPTION                                                  QUANTITY                        AMOUNT
    --------------------                                                  --------                        ------
           THIRD PARTY VENDOR- TELEFLEX
    EQUIPMENT AS FOLLOWS:                                                 1 LOT                         $93,500.00
                                                                                                        ----------
    P133-8 INTELINK W/8 DIALOGIC BOARDS                                   1 LOT
    D240SC-T1 CARD                                                        2
    DTI/240SC CARD                                                        2

                                                                          TOTAL                         $93,500.00
                                                                          =====                         ==========

                          ASSIGNMENT OF PURCHASE ORDER

     This Assignment between Athena International Ltd. Liability Co. dba Athena International, LLC ("Company") and Telecommunications Finance Group ("Lessor").

     WHEREAS, the Company and Lessor have, or will shortly, execute a Lease Agreement ("Lease"); and

     WHEREAS, the Company has executed and delivered a certain purchase contract covering the property described therein (the "Equipment"), a copy of which purchase contract is attached hereto as Attachment A ("Purchase Order"); and

     WHEREAS, the Company desires to assign to Lessor all of its rights and interests under the Purchase Order for that equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease so that Lessor might purchase and take title to such equipment in the Company's stead.

     NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. This Assignment shall be effective as of the date the Company executes Exhibit A entitled "Certificate of Delivery and Acceptance" of the Lease.

2. The Company (a) represents and warrants that the Purchase Order constitutes the entire understanding of the parties thereto with respect to the purchase and sale of the Equipment covered thereby; (b) hereby assigns to Lessor all of its rights under the Purchase Order as to the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; (c) hereby assigns to Lessor and Lessor hereby assumes and agrees, so long as a Company complies with the provisions of the Lease and otherwise performs its obligations under the Purchase Order, to perform Company's obligations under the Purchase Order to pay the price of the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; and (d) represents and warrants that neither notice to nor consent from the respective vendor is required in connection with the execution, delivery and performance of this Assignment or for the validity or enforceability of this Assignment.

3. Pursuant to this Assignment, the Company hereby agrees with Lessor that the Company shall continue to be responsible for the performance of all obligations under the Purchase Order, except for, subject to the condition provided in Paragraph 1 above, the obligation to pay the price as provided in Paragraph 2 above, and the Company agrees to hold harmless and indemnify Lessor from all liability, loss, damage, and expense arising from or directly or indirectly attributable to such obligations.

     IN WITNESS WHEREOF, the parties have duly executed this Assignment under seal by their authorized representatives as of the date opposite their respective signatures.

                                   Athena International Ltd. Liability Co.
                                   dba Athena International LLC (Lessee)
                                   By:               /s/
                                      -----------------------------------
                                            Michael Landers, Pres.
                                      -----------------------------------
                                   Date Signed: Name & Title   6-6-97
                                               --------------------------
                                   TELECOMMUNICATIONS FINANCE GROUP
                                   By:            /s/
                                      -----------------------------------

                                      -----------------------------------
                                   Authorized Representative of
                                   Telecommunications Finance Group
                                   Date Signed:        7/11/97
                                               --------------------------
TYGLA2049WPT


                                    SIEMENS
                               STROMBERG-CARLSON

                                                                                                             CONTRACT
                                                                                                           CONTINUATION
                                                                                                              SHEET


                ATHENA                                                                    DCO-710017
                                                                                          Issue: 01
                                                                                          Date: 02/05/97

                                                                                          Page 1a

  Item                          Description                                   Qty. Unit Pr.             Total
  --------------------------------------------------------------------------------------------------------------

              NOTES:

              Siemens  Stromberg-Carlson   reserves  the  right  to  change  the
              hardware  elements  in  accordance  with our  ongoing  development program.  The  hardware  necessary  to support  the  functionality specified will be provided at time of shipment in accordance  with our then current hardware configuration policy.

              PRICES DO NOT INCLUDE TAXES AND FREIGHT.




SSC 380-034 (2/96)                                                                        -initial-



    SIEMENS                                                         OCC CONTRACT
    Stromberg-Carlson
    400 Rinehart Road
    Lake Mary, Florida 32748
    (407) 942-5000

  Buyer:   Athena                                                       07/09/96
                                                                Date: Denver, CO
  ----------------------
  ----------------------                                      INSTALLATION SITE:

    This Contract is subject to the terms and conditions set forth herein, and includes the following: 1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.
    2. Technical Proposal No. DCO-681122, Issue 1, dated 07/09/96
    3. Payment Terms:
    o  100% of equipment price upon delivery, F.O.B. Lake Mary, Florida
    o  100% of installation price upon installation turnover.

                                                                                                                          Delivery
                                                                                                                        (Month-ARO)
 ITEM                                     DESCRIPTION                            QUANTITY         Unit Price      Total   Schedule
 ----                                     -----------                            --------         ----------      -----   --------

    01                                   Proposal for SEA 96019 Expansion of
                                         Route Guide Indexes to 4096 from current
                                         512 - Requires Release 15.0, item 02
                                         per DCO-681122, Issue 01,
                                         dated 07/09/96.
                                         Material                                  $25,000 per network
                                         Installation                                        0
                                         TOTAL                                     $25,000 per network

      02            Release 15.0 RTU
                     Startup
                                                            Material                                $30,000 per site
                                                       Installation                                         0
                                                       TOTAL                                        $30,000 per site
                    (continued on page 1a)


NOTE: This form must be signed and returned by Buyer within _____ days of the first date above written.



This  Contract  is agreed to for  item(s):  ______         Siemens Stromberg-Carloson Home Office
__________________________________________________         Acceptance
__________________________________________________         By:____________________________________
    Authorized Representative & Title                                                        Date
For:______________________________________________         Receipt of $________________________from
          (Buyer/Licensee)                                 Buyer is Hereby Acknowledged
                                                           By:____________________________________


                                                                    CONTRACT
  SIEMENS                                                           CONTINUATION
  Stromberg-Carlson                                                 SHEET
  400 Rinehart Road
  Lake Mary, Florida 32748
  (407) 942-5000
  Athena                                 DC0-681122
                                         Issue: 01
                                         Date: 07/09/96
                                                                         Page 1a


Item                     Description             Qty.     Unit Pr.         Total

  03              Item 02 requires EJH processor
                  if not already equipped.
                                                     Material             per site
                                                     Installation         per site
                                                     TOTAL                per site

NOTES:

If PURCHASED, A 10% DEPOSIT IS REQUIRED ON ORDER ENTRY. IF LEASED FROM TELECOMMUNICATIONS FINANCE GROUP, A 5% DEPOSIT IS REQUIRED ON ORDER ENTRY. THIS 5% DEPOSIT WILL BE APPLIED AGAINST LEASE PAYMENTS.

Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

PRICES DO NOT INCLUDE TAXES AND FREIGHT.

                          ASSIGNMENT OF PURCHASE ORDER

     This Assignment between Athena International Ltd. Liability Co. dba Athena International, LLC ("Company") and Telecommunications Finance Group ("Lessor"). WHEREAS, the Company and Lessor have, or will shortly, execute a Lease Agreement ("Lease"); and WHEREAS, the Company has executed and delivered a certain purchase contract covering the property described therein (the "Equipment"), a copy of which purchase contract is attached hereto as Attachment A ("Purchase Order"); and
     WHEREAS, the Company desires to assign to Lessor all of its rights and interests under the Purchase Order for that equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease so that Lessor might purchase and take title to such equipment in the Company's stead.
     NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:
     1. This Assignment shall be effective as of the date the Company executes Exhibit A entitled "Certificate of Delivery and Acceptance" of the Lease.
     2. The Company (a) represents and warrants that the Purchase Order constitutes the entire understanding of the parties thereto with respect to the purchase and sale of the Equipment covered thereby; (b) hereby assigns to Lessor all of its rights under the Purchase Order as to the equipment listed on Schedule l, as amended from time to time, of Exhibit A of the Lease; (c) hereby assigns to Lessor and Lessor hereby assumes and agrees, so long as a Company complies with the provisions of the Lease and otherwise performs its obligations under the Purchase Order, to perform Company's obligations under the Purchase Order to pay the price of the equipment listed on Schedule I, as amended from time to time, of Exhibit A of the Lease; and (d) represents and warrants that neither notice to nor consent from the respective vendor is required in connection with the execution, delivery and performance of this Assignment or for the validity or enforceability of this Assignment.
     3. Pursuant to this Assignment, the Company hereby agrees with Lessor that the Company shall continue to be responsible for the performance of all obligations under the Purchase Order, except for, subject to the condition provided in Paragraph 1 above, the obligation to pay the price as provided in Paragraph 2 above, and the Company agrees to hold harmless and indemnify Lessor from all liability, loss, damage, and expense arising from or directly or indirectly attributable to such obligations.
     IN WITNESS WHEREOF, the parties have duly executed this Assignment under seal by their authorized representatives as of the date opposite their respective signatures.

                                       Athena International Ltd. Liability Co.
                                       dba Athena International LLC (Lessee)


                                        By:
                                            ------------------------------------
                                            ------------------------------------
                                        Date Signed:    5/12/97
                                                    ----------------------------

                                        TELECOMMUNICATIONS FINANCE GROUP
                                        By:          CC CALLOWAY
                                           -------------------------------------
                                        Authorized Representative of
                                        Telecommunications Finance Group
                                        Date Signed:

                                  ATTACHMENT A

EQUIPMENT LIST #TFG-97242                                     DATED: May 7, 1997

COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      VII

PART NO./DESCRIPTION                                QUANTITY                      AMOUNT
--------------------                                --------                      ------
    SS-C
A FULLY EQUIPPED DTF-04 FRAME
PER DCO-710015, DATED 01/23/97
(S.O.#071631) AS FOLLOWS:
        MATERIAL                                       1 LOT                   $ 60,787.00
        INSTALLATION                                                               ,100.00
        FREIGHT                                                                     590.51

HENDRY FUSE PANEL PER DCO-710008,
ISSUE 02, DATED 12/06/96 (S.O.#071982)
AS FOLLOWS:
        MATERIAL                                         LOT                      1,732.00
        LABOR                                                                     1,900.00
        FREIGHT                                                                      84.17

TOLL FREE NUMBER EXPANSION (S.O.#072119)               1 LOT                     15,000.00
                                 ------                -                         ---------

                                                    TOTAL                        89,193.68
                                                                                 =========


TFGLA204-SWPT

                                                                    OCC CONTRACT
SIEMENS
Stromberg-Carlson
 400 Rinehart Road
Lake Mary, Florida 32748
(407) 242-5000 ATHENA                                                  01/23/97
     Buyer ________________________                            DATE: Denver, CO
           ________________________          INSTALLATION SITE:________________
           ________________________          __________________________________

This Contract is subject to the terms and conditions set forth herein, and includes the following:

1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.

2.   Technical Proposal No. DCO-710015 , Issue 1 ,dated 01/23/97

3.   Payment Terms:

     100% Of equipment price upon delivery, F.O.B. Lake Mary, Florida 100% of installation price upon installation turnover.

                                                                                                   Delivery
                                                                                                   (Month ARO)
 Item                  Description                   Quantity    Unit Price            Total       Schedule
 ----                  ------------                  --------    ----------            -----       ----------



   01                  Proposal for a fully equipped
                       DTF-04 Frame, per DC0-710015,
                       dated 01/23/97.
                       Material                                                     $60,787
                       Installation                                                   9,100
                       TOTAL                                                        $69,887

   02                  LTF Frame Service
                       Circuit Addition       Material
                             Installation
                             TOTAL
                             (continued on page 1a)
                                                                               30

NOTE: This form must be signed and returned by Buyer within days of the first date above written.

           This Contract is agreed to for item(s):    01 only



This  Contract  is agreed to for  item(s):  ______         Siemens Stromberg-Carloson Home Office
__________________________________________________         Acceptance
__________________________________________________         By:____________________________________
    Authorized Representative & Title                                                        Date
For:______________________________________________         Receipt of $________________________from
          (Buyer/Licensee)                                 Buyer is Hereby Acknowledged
                                                           By:____________________________________

      SIEMENS                                                    CONTRACT
 Stromberg-Carlson                                               CONTINUATION
      ATHENA                                                     DCO-SHEET
                                                                 Issue: 1
                                                                 Date: 01/23/97
                                                                 Page 1a


 Item                          Description                                 Qty. Unit Pr.             Total
 ----                          -----------                                 -------------             -----

            NOTES:

            Siemens Stromberg-Carlson reserves the right to change the
            hardware   elements   in   accordance   with  our  ongoing
            development program. The hardware necessary to support the functionality  specified  will  be  provided  at  time  of shipment  in  accordance  with our then  current  hardware configuration policy.

            PRICES DO NOT INCLUDE TAXES AND FREIGHT.

                                                                    OCC CONTRACT
SIEMENS
Stromberg-Carlson
     .o     .
400 Rinehart Road
Lake Mary, Florida 32748
(407) 942-5000
Buyer:              ATHENA                                 DATE: 12/06/96
------              ------                                       --------------
                                              INSTALLATION SITE:
                                                                 Denver,  CO
                                                                 --------------


This Contract is subject to the terms and conditions set forth herein, and includes the following:

1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.

2.Technical     Proposal     No.     ---------------------------,Issue----------
dated,----------

3. Payment Terms:

   100% of equipment price upon delivery, F.O.B. Lake Mary, Florida 100% of installation price upon installation turnover.

                                                                                                         Delivery
  Item                           Description                Quantity      Unit Price        Total       (Month ARO)
                                                                                                        Schedule
  ----                           -----------                --------      ----------        -----       -----------


01       Proposal for a Hendry Fuse
         Panel, per DCO-710008,
         Issue 02, dated 12/06/96
                                                 Material                                            $1,732
                                                 Installation                                         1,900
                                                                                                      -----
                                                 TOTAL                                               $3,632

         (continued on page 1a)

          NOTE:   This  form  must  be  signed  and  returned  by  Buyer  within
          _____________ days of the first date above written.




This  Contract  is agreed to for  item(s):  ______         Siemens Stromberg-Carloson Home Office
__________________________________________________         Acceptance
__________________________________________________         By:____________________________________
    Authorized Representative & Title                                                        Date
For:______________________________________________         Receipt of $________________________from
          (Buyer/Licensee)                                 Buyer is Hereby Acknowledged
                                                           By:____________________________________

       SIEMENS                                                    CONTRACT
  STROMBERG-CARLSON                                             CONTINUATION
                                                                    SHEET

       ATHENA                                                   DCO-710008
                                                                Issue: 02
                                                                Date: 12/06/96
                                                                Page 1a


  Item               Description               Qty. Unit Pr.             Total
  ----               -----------               -------------             -----

NOTES:


Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

PRICES DO NOT INCLUDE TAXES AND FREIGHT.

    SIEMENS                                                   SWITCHING PRODUCTS
STROMBERG-CARLSON                                               CONTRACT OFFER


400 Rinehart Road Lake Mary,
Florida 32748
(407) 942-5000

To: Mr. Robert Schrelber                                    Date:    08-Mar-97
    ATHENA INTERNATIONAL, L.L.C.
    910 16th Street-Suite 640
    Denver, CO 80202

Siemens Stromberg-Carlson is pleased to submit this Offer subject to the terms and conditions set forth herein.

This  Offer  consists  of the following:

1.   Page (a) 1.

2. Pages 2 Thru 5 which include terms and conditions including a Disclaimer of Warranties, Limitation of Liabilities and a Software License Agreement.

3.   Technical Proposal No. N/A.

4.   Payment Terms:
     100% of equipment Price upon delivery, F.O.B. Lake Mary, Florida.


                                                                                                 Delivery
                                                                                                (Month ARO)
  Item       Description                                 Quantity   Unit Price        Total     Schedule
  ----       -----------                                 --------   ----------        -----     --------

   1         To provide Toll Free Number Expansion (888)
             (FN 820370) to the office located at
                 DENVER, CO.                        Material:                          $      0
                                                    Software                             14,340
                                                    SCAT:                                  660
                                                    TOTAL:                            $ 15,000

This Offer is valid for a period of 60 days from the date of this Offer as specified above. This offer is accepted as to the item(s)




This  Contract  is agreed to for  item(s):  ______         Siemens Stromberg-Carloson Home Office
__________________________________________________         Acceptance
__________________________________________________         By:____________________________________
    Authorized Representative & Title                                                        Date
For:______________________________________________         Receipt of $________________________from
          (Buyer/Licensee)                                 Buyer is Hereby Acknowledged
                                                           By:____________________________________

                         ASSIGNMENT OF PURCHASE ORDER

     This Assignment between Athena International Ltd. Liability Co. dba Athena International, LLC ("Company") and Telecommunications Finance Group ("Lessor").

     WHEREAS, the Company and Lessor have, or will shortly, execute a Lease Agreement ("Lease"); and

     WHEREAS, the Company has executed and delivered a certain purchase contract covering the property described therein (the "Equipment"), a copy of which purchase contract is attached hereto as Attachment A ("Purchase Order"); and

     WHEREAS, the Company desires to assign to Lessor all of its rights and interests under the Purchase Order for that equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease so that Lessor might purchase and take title to such equipment in the Company's stead.

     NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. This Assignment shall be effective as of the date the Company executes Exhibit A entitled "Certificate of Delivery and Acceptance" of the Lease.

     2. The Company (a) represents and warrants that the Purchase Order constitutes the entire understanding of the parties thereto with respect to the purchase and sale of the Equipment covered thereby; (b) hereby assigns to Lessor all of its rights under the Purchase Order as to the equipment listed on
Schedule 1, as amended from time to time, of Exhibit A of the Lease; (c) hereby assigns to Lessor and Lessor hereby assumes and agrees, so long as a Company complies with the provisions of the Lease and otherwise performs its obligations under the Purchase Order, to perform Company's obligations under the Purchase Order to pay the price of the equipment listed on Schedule I, as amended from time to time, of Exhibit A of the Lease; and (d) represents and warrants that neither notice to nor consent from the respective vendor is required in connection with the execution, delivery and performance of this Assignment or for the validity or enforceability of this Assignment.

     3. Pursuant to this Assignment, the Company hereby agrees with Lessor that the Company shall continue to be responsible for the performance of all obligations under the Purchase Order, except for, subject to the condition provided in Paragraph 1 above, the obligation to pay the price as provided in Paragraph 2 above, and the Company agrees to hold harmless and indemnify Lessor from all liability, loss, damage, and expense arising from or directly or indirectly attributable to such obligations.

     IN WITNESS WHEREOF, the parties have duly executed this Assignment under seal by their authorized representatives as of the date opposite their respective signatures.

                                        Athena International Ltd. Liability Co.
                                        dba Athena International, LLC (Lessee)

                                        BY:               /s/ Michael Landers
                                             ----------------------------------
                                                Michael Landers, President

                                             ----------------------------------
                                                       Name & Title
                                        Date Signed:        3/31/97
                                                     ---------------------------
                                        TELECOMMUNICATIONS FINANCE GROUP

                                        BY:               /s/ C.C. Calloway
                                             ----------------------------------
                                             ----------------------------------
                                        Authorized Representative of
                                        Telecommunications Finance Group\
                                        Date Signed:         4/23/97
                                                       ------------------------

EQUIPMENT LIST #TFG-97216                                  DATED: March 25, 1997
COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:                  VI

  PART NO./DESCRIPTION                        QUANTITY                   AMOUNT
  --------------------                        --------                   ------
  SS-C
  AN UPGRADE TO RELEASE 14.0 PER
  DCO-681152, ISSUE 01, DATED 08/19/96
  (S.O.#071521 )                            1 LOT                     $15,000.00

  ONE  COMMON  CONTROL  SECTOR
  ADD  PER  DCO-781001,  ISSUE  01,  DATED
  10/02/96 (S.O.#071523) AS FOLLOWS:

        MATERIAL                            1 LOT                      19,730.00
        INSTALLATION                                                    3,000.00
        FREIGHT                                                            84.10
  200 AMP DISTRIBUTION PANEL WITH
  BUS BAR, CABLES, 10-10 AMP BREAKERS
  PER DCO-710002, ISSUE 01, DATED 10/28/96
  (S.O.#071801) AS FOLLOWS:
      MATERIAL                              1 LOT                       1,360.00
      INSTALLATION                                                      2,200.00
      FREIGHT                                                              44.75
  REAL TIME ANI FEATURE #823435
  (S.O.#071805)                             1 LOT                      26,666.00
      THIRD PARTY VENDOR - CIBER NETWORK
EQUIPMENT AS FOLLOWS:                       1 LOT                      19,767.00
D4841A/LH PRO 6/200, S/N SG63400748
D3583C/4.2GB F/W HOT SWAP HDD               1
D4295A/32MB DIMM MEMORY UPGRADE             4
JC-14WIVMA/MSYNC C400, 14, 128ONI.,         1
   28D, 60HZ
J317lA/10/100 TX PCI ADAPTER                1
D4921A/REDUNDANT POWER SUPPLY               2
N3-IL40-U/INOCULAN, 4.0, SRVR, UNLTD        1
   USERS
ILWS-41-1/INOCULAN FOR CLIENT-SINGLE        1
   WORKSTATION
00662644127330/NW 3.12 50 USER UPG TO       1
   4.11 INTRNW 1OOU
SHIPPING COST                               1                             45.00
                                                                      ----------
                                                              TOTAL   $87,896.85
                                                                      ==========

                                                                    OCC CONTRACT
    SIEMENS
STROMBERG-CARLSON
[ADDRESSS]
                                                           08/19/96
Buyer: Athena International                        DATE: Denver, CO
_____________________________                      INSTALLATION SITE:___________
_____________________________                      _____________________________

This Contract is subject to the terms and conditions set forth herein, and includes the following:

1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License
2.   Technical Proposal No. DCO-681152, issue 1, dated 08/19/96
3.   Payment Terms:
     100% of equipment price upon delivery, F.O.B, Lake Mary, Florida
     100% of installation price upon installation turnover,

                                                                                      Delivery
 Item        Description                  Quantity      Unit Price      Total        (Month ARO)
                                                                                       Schedule
----        -----------                  --------      ----------      -----        -----------

01          Proposal for an Upgrade from
            Release 12.1 to 14.0 per
            DCO--681152, Issue 01,
            dated 08/19/96.
                                     Material                           $15,000
                                     Installation                           --
                                                                         ------
                                     TOTAL                              $15,000

  (continued on page 1a)

     NOTE: This form must be signed and returned by Buyer within days of the first date above written.


This  Contract  is agreed to for  item(s):  ______         Siemens Stromberg-Carloson Home Office
__________________________________________________         Acceptance
__________________________________________________         By:____________________________________
    Authorized Representative & Title                                                        Date
For:______________________________________________         Receipt of $________________________from
          (Buyer/Licensee)                                 Buyer is Hereby Acknowledged
                                                           By:____________________________________


     SIEMENS                                                          CONTRACT
STROMBERG-CARLSON                                                   CONTINUATION


Athena International                                              DC0-681152
                                                                  Issue:0l
                                                                  Date: 08/19/96
                                                                  Page 1a


 Item                         Description                                   Qty. Unit Pr.         Total
 ----                         -----------                                   -------------         -----

    02                   Increased AUX Tables #820085.
                         Requires Item 01, Release 14.0.

                                                            Material                            $20,000
                                                                                                -------
                                                            Installation
                                                            TOTAL                               $20,000


NOTES:
------

IF PURCHASED, A 10% DEPOSIT IS REQUIRED ON ORDER ENTRY. IF
LEASED FROM TELECOMMUNICATIONS FINANCE GROUP, A 5% DEPOSIT
IS REQUIRED ON ORDER ENTRY. THIS 5% DEPOSIT WILL BE APPLIED
AGAINST LEASE PAYMENTS.

Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

PRICES DO NOT INCLUDE TAXES AND FREIGHT.


SSC 380-034 (2/96)

                                                           PURCHASE ORDER NUMBER
 910 15th Street
 Suite 335
 Denver, Co. 80202
 Tel. 303-595-0800 Fax 303-595-0959
                                                                 Date 10 28 1996
                                                                      ----------
                                 PURCHASE ORDER
                                      FORM

    Purchased From:                              SHIPPING ADDRESS:

    SIEMENS STROMBERG--CARLSON                       ATHENA INTERNATIONAL L.L.C.
    400 RINEHART ROAD                                910 15TH STREET SUITE 640
    LAKE MARY, FL 32746                              DENVER, CO 80202

Order Number:                                                       Salesperson:

 Telephone:                      Ship Via:                        Date:
 (407) 942-5000                                                   Oct 28 1996

Quantity         Description                                         Unit Price       Amount
--------         -----------                                         ----------       ------
  1              AUX TABLES DCO #820085                              $20,000.00     $20,000.00
  1              UPGADE FROM RELEASE DC0 681152                      $15,000.00     $15,000.00


  1              2 EJH PROCESSOR/NY 1 SPARE PER DCO-745001            $32,420.00    $32,420.00

  1              2 EJH PROCESSORS/DNVR 1 SPARE PER DCO-745002         $32,420.00    $32,420.00
  1              1152 PORT ADDITION PER DCO-681113                    $91,400.00    $91,400.00
                 1  ONE COMMON CONTROLSECTOR ADD DCO-781001           $22,730.00    $22,730.00




TERMS                                             Subtotal      $213,970.00
                                                                ===========

  CASH      X  ON ACCOUNT   CR CARD   COD         Delivery Charge

                                                        TOTAL  $213.970.00
                          WILLIAM F. COOPER
                                                 % Sales Tax          0.00

                                                  Balance Due  $213,970.00

WILLIAM F. COOPER

 REQUESTING NAME

    Approved

     SIEMENS
STROMBERG-CARLSON
[ADDRESS]
BUYER: Athena International                            DATE: 10/02/96
       ---------------------                      INSTALLATION SITE:  Denver, CO
----------------------------                                         -----------
----------------------------                     ------------------------------

     This Contract is subject to the terms and conditions set forth herein, and includes the following: 1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.
2.   Technical Proposal No. DCO-781001 Issue - 1, dated, 10/02/96
3.   Payment Terms:
     100% of equipment price upon delivery, F.O.B. Lake Mary, Florida
     100% of installation price upon installation turnover.

                                                                                                               DELIVERY
                                                                                                              (MONTH ARC)
ITEM                DESCRIPTION                        QUANTITY            UNIT PRICE          TOTAL           SCHEDULE
----                -----------                        --------            ----------          -----           --------
01            Proposal for One Common Control
              Sector Add per DCO-781001, Issue 01,
              dated 10/02/96.
                     Material                                                                $19,730
                     Installation                                                              3,000
                                                                                               -----
                     TOTAL                                                                   $22,730

              (continued on page 1a)

 NOTE: This form must be signed and returned by Buyer within 30 days of the first date above written.

This Contract is agreed to for item(s): 01 Siemens Stromberg-Carlson Home Office



This  Contract  is agreed to for  item(s):  ______         Siemens Stromberg-Carloson Home Office
__________________________________________________         Acceptance
__________________________________________________         By:____________________________________
    Authorized Representative & Title                                                        Date
For:______________________________________________         Receipt of $________________________from
          (Buyer/Licensee)                                 Buyer is Hereby Acknowledged
                                                           By:____________________________________

STROMBERG-CARLSON                                                   CONTINUATION
                                                                       SHEET


                  Athena International                     DCO-781001
                                                           Issue: 01
                                                           Date: 10/02/96
                                                           Page 1a


     Item               Description Qty. Unit Pr. Total
-------------------------------------------------------
        NOTES:

        IF PURCHASED, A 10% DEPOSIT IS REQUIRED ON ORDER ENTRY. IF LEASED FROM TELECOMMUNICATIONS FINANCE GROUP, A 5% DEPOSIT IS REQUIRED ON ORDER ENTRY. THIS 5% DEPOSIT WILL BE APPLIED AGAINST LEASE PAYMENTS.

        Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

        PRICES DO NOT INCLUDE TAXES AND FREIGHT.

910 15th Street - Suite 335
                  Denver, Co. 80202
                  Tel.                   303-595-0800 Fax 303-595-0959

                                                                 Date 10 28 1996

                                 PURCHASE ORDER

                                      FORM

    Purchased From:                                 SHIPPING ADDRESS:
                SIEMENS STROMBERG-CARLSON           ATHENA INTERNATIONAL L.L.C.
                400 RINEHART ROAD                   910 15TH STREET SUITE 640
                LAKE MARY, FL 32746                 DENVER, CO 80202
    Order Number                                    Salesperson
    Telephone:                                      Ship Via:        Date:
     (407) 942-5000                                                  Oct 28 1996


Quantity         Description                                    Unit Price               Amount
--------         -----------                                    ----------               ------

 1        AUX TABLES DCO #820085                               $20,000.00             $20,000.00

 1        UPGADE FROM RELEASE DC0-681152                       $15,000.00             $15,000.00

 1        2 EJH PROCESSOR/NY 1 SPARE PER DCO-745001            $32.420.00             $32,420.00

 1        2 EJH PROCESSORS /DNVR 1 SPARE PER DCO-745002

 1        1152 PORT ADDITION PER DCO-681113                    $91,400.00             $91,400.00

 1        ONE COMMON CONTROL SECTOR ADD DCO-781001          $22,730,00.00             $22,730.00


 TERMS

                    Subtotal      $213,970.00

                                                                   Delivery Charge

                                                                   TOTAL              $213,970.00


               WILLIAM F.COOPER

               REQUESTING NAME

                                                       % Sales Tax            0.00
                                                       Balance Due    $213,970,000

                                                                    OCC CONTRACT
    SIEMENS
 STROMBERG-CARLSON
 400 Rinehart Road
Lake Mary, Florida 32748
(407)942-5000

 Buyer:    ATHENA INTERNATIONAL                           DATE: October 28, 1996
 ---------------------------------                 INSTALLATION SITE: Denver, CO
 ---------------------------------                                    ----------
 --------------------------------              ---------------------------------


     This Contract is subject to the terms and conditions set forth herein, and includes the following:
1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.
2.   Technical Proposal No. DCO-710002- , Issue 1 , dated,-10/28/96
3.   Payment Terms:
     100% of equipment price upon delivery, F.O.B. Lake Mary, Florida

     100% of installation price upon installation turnover.


                                                                                                                     Delivery
Item                 Description                                        Quantity    Unit Price        Total         (Month ARO)
                                                                                                                   Schedule
----                 -----------                                        --------    ----------        -----         -----------


01                   Proposal for 200 Amp Distribution
                     Panel with Bus Bar, Cables, 10-10 amp
                     Breakers per DCO-710002, Issue 01,
                     dated 10/28/96
                                         Material                                                    $1,360
                                         Installation                                                 2,200
                                                                                                      -----
                                         TOTAL                                                       $3,560

            (continued on page 1a)

     NOTE: This form must be signed and returned by Buyer within 30 days of the first date above written.




This  Contract  is agreed to for  item(s):  ______         Siemens Stromberg-Carloson Home Office
__________________________________________________         Acceptance
__________________________________________________         By:____________________________________
    Authorized Representative & Title                                                        Date
For:______________________________________________         Receipt of $________________________from
          (Buyer/Licensee)                                 Buyer is Hereby Acknowledged
                                                           By:____________________________________

                                                                    OCC CONTRACT
      SIEMENS
      STROMBERG-CARLSON
      400 Rinehart Road
      (407) 942-5000                                           November 25, 1996
      Buyer: ATHENA                                           DATE: New York, NY
----------------------------------                INSTALLATION SITE: Denver, Co
----------------------------------                                   -----------
                                                        Los Angeles, CA new site
                                              ----------------------------------

     This Contract is subject to the terms and conditions set forth herein, and Includes the following:

1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.. 11/25/96

2.   Technical Proposal No. DCO-71007 Issue 1 dated, 11/25/96

3.   Payment Terms:
     100% of equipment price upon delivery, F.O.B. Lake Mary, Florida 100% of installation price upon installation turnover.

                                                                                                   Delivery
                                                                                                  Month ARO
  Item                       Description                    Quantity    Unit Price      Total     Schedule
  ----                       -----------                    --------    ----------      -----     --------

 01                           Real Time ANI Feature
                              #823435.
                                                                      Software RTU                $30,000
PerSite
                                                                                                  $80,000
                                                                                               (all 4 sites)
                                                                                              Network Buyout

(continued on page 1a)

     NOTE: This form must be signed and returned by Buyer within 30 days of the first date above written.


This  Contract  is agreed to for  item(s):  ______         Siemens Stromberg-Carloson Home Office
__________________________________________________         Acceptance
__________________________________________________         By:____________________________________
    Authorized Representative & Title                                                        Date
For:______________________________________________         Receipt of $________________________from
          (Buyer/Licensee)                                 Buyer is Hereby Acknowledged
                                                           By:____________________________________


   FORM SSC--38O-.412.1113

     SIEMENS                                                        CONTRACT
Stromberg-Carlson                                                  CONTINUATION
                                                                       SHEET



 ATHENA                                                      DCO-710007
                                                             Issue: 01
                                                             Date: 11/25/96
                                                             Page 1a

Item           Description                 Qty. Unit Pr.             Total
----           -----------                 -------------             -----

NOTES:

Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

PRICES DO NOT INCLUDE TAXES AND FREIGHT.

                          ASSIGNMENT OF PURCHASE ORDER

     This Assignment between Athena International Ltd. Liability Co. dba Athena International, LLC ("Company") and Telecommunications Finance Group ("Lessor").

     WHEREAS, the Company and Lessor have, or will shortly, execute a Lease Agreement ("Lease"); and

     WHEREAS, the Company has executed and delivered a certain purchase contract covering the property described therein (the "Equipment"), a copy of which purchase contract is attached hereto as Attachment A ("Purchase Order"); and

     WHEREAS, the Company desires to assign to Lessor all of its rights and interests under the Purchase Order for that equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease so that Lessor might purchase and take title to such equipment in the Company's stead.

     NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows: 1. This Assignment shall be effective as of the date the Company executes Exhibit A entitled "Certificate of Delivery and Acceptance" of the Lease.

     2. The Company (a) represents and warrants that the Purchase Order constitutes the entire understanding of the parties thereto with respect to the purchase and sale of the Equipment covered thereby; (b) hereby assigns to Lessor all of its rights under the Purchase Order as to the equipment listed on
Schedule 1, as amended from time to time, of Exhibit A of the Lease; (c) hereby assigns to Lessor and Lessor hereby assumes and agrees, so long as a Company complies with the provisions of the Lease and otherwise performs its obligations under the Purchase Order, to perform Company's obligations under the Purchase Order to pay the price of the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; and (d) represents and warrants that neither notice to nor consent from the respective vendor is required in connection with the execution, delivery and performance of this Assignment or for the validity or enforceability of this Assignment.

     3. Pursuant to this Assignment, the Company hereby agrees with Lessor that the Company shall continue to be responsible for the performance of all obligations under the Purchase Order, except for, subject to the condition provided in Paragraph 1 above, the obligation to pay the price as provided in Paragraph 2 above, and the Company agrees to hold harmless and indemnify Lessor from all liability, loss, damage, and expense arising from or directly or indirectly attributable to such obligations.

     IN WITNESS WHEREOF, the parties have duly executed this Assignment under seal by their authorized representatives as of the date opposite their respective signatures.

                                  Athena International Ltd. Liability Co.
                                  dba Athena International, LLC (Lessee)
                                  By:                 /s/ Michael Landers
                                      ------------------------------------------
                                        Michael Landers, President
                                      ------------------------------------------
                                                    Name & Title

                                  Date Signed:               3/31/97
                                                --------------------------------

                                   TELECOMMUNICATIONS

                                   By:  FINANCE GROUP

                                   ---------------------------------------------
                                   ---------------------------------------------

                                   Authorized Representative of
                                   Telecommunications Finance Group
                                   Date Signed:      4/23/97
                                   ------------------------------------------

                                    ATTACHMENT A

EQUIPMENT LIST #TFG-97207                               DATED: February 25, 1997
-------------------------

COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      V

PART NO./DESCRIPTION                             QUANTITY                 AMOUNT
--------------------                             --------                 ------
    SS-C
    ----

2 EJH PROCESSORS WITH 1 SPARE
PER DCO-745002, ISSUE 01, DATED
10/17/96 (S.O.#071522) AS FOLLOWS:
        MATERIAL                                  1 LOT               $30,420.00
        INSTALLATION                                                    2,000.00
        FREIGHT                                                            25.58

1 A-LINK PAIR FEATURE #003069
(S.O.#071802) AS FOLLOWS:
        MATERIAL                                  1 LOT                 7,170.00
        SCAT                                                              330.00

        THIRD PARTY VENDOR - TELEFLEX

P133-4 INTELINK W/4 DIALOGIC BOARDS                1                   23,650.00
                                                                      ----------
                                               TOTAL                  $63,595.58
                                               =====                  ==========


TFGLA204-5.WPT

                                                                    OCC CONTRACT
SIEMENS
Stromberg-Carlson
400 Rinehart Road
Lake Mary, Florida 32748
(407)942-5000
Buyer:    ATHENA INTERNATIONAL                                    DATE: 10/17/96
          --------------------                     INSTALLATION SITE: Denver, CO
------------------------------                     -----------------------------
------------------------------                     -----------------------------

This Contract is subject to the terms and conditions set forth herein, and includes the following:

1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.
2.   Technical Proposal No. DCO-745002             , Issue  1  , dated, 10/17/96
                           ------------------------      -----         ---------
3.   Payment Terms:
     o    100% of equipment price upon delivery, F.O.B. Lake Mary, Florida
     o    100% of installation price upon Installation turnover.

--------------------------------------------------------------------------------------------------------------
                                                                                                    Delivery
Item                         Description                  Quantity         Unit Price     Total    (Month ARO!
                                                                                                     Schedule
--------------------------------------------------------------------------------------------------------------
01          Proposal for 2 EJH processors for Denver
            with 1 spare per DCO-745002, Issue 01,
            dated 10/17/96.
                                          Material.                                      $30,420
                                          Installation                                  -  2,000
                                                                                        --------

                                          TOTAL                                          $32,420
            (continued on page 1a)

NOTE:  This  form  must be  signed  and  returned  by  Buyer  within  30 days of
the first date above written.                                       -----

This Contract Is agreed to for item(s):     Siemens Stromberg-Carlson Home
                  01                        Offices Acceptance
--------------------------------------      By: [Illegible]         11-8-90
______________________________________          ---------------------------
By: Wil F. Cooper             10/26/96                                 Date
--------------------------------------      _______________________________
Autorized Representative & Title  Date      Receipts of $_____________ from
         Athena International               Buyer is Hereby Acknowledged
--------------------------------------      By:____________________________
           (Buyer/Licensed)

SIEMENS                                                               CONTRACT
Stromberg-Carlson                                                   CONTINUATION
                                                                       SHEET



         Athena International                                     DCO-745002
                                                                  Issue: 01
                                                                  Date: 10/17/96
                                                                  Page 1a

Item          Description                        Qty.     Unit Pr.         Total
--------------------------------------------------------------------------------

NOTES:

IF PURCHASED, A 10% DEPOSIT IS REQUIRED ON ORDER ENTRY. IF LEASED FROM TELECOMMUNICATIONS FINANCE GROUP, A 5% DEPOSIT IS REQUIRED ON ORDER ENTRY. THIS 5% DEPOSIT WILL BE APPLIED AGAINST LEASE PAYMENTS.

Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

PRICES DO NOT INCLUDE TAXES AND FREIGHT.

S5C 3.SO-034 (2/96)

                                                                    OCC CONTRACT
SIEMENS
Stromberg-Carlson
400 Rinehart Road
Lake Mary, Florida 32748
(407) 942-5000
Buyer: ATHENA                                                 DATE:12/13/96
       -----------------                          INSTALLATION SITE: Denver
------------------------                          -------------------------
------------------------                          -------------------------

This Contract is subject to the terms and conditions set forth herein, and includes the following:

1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.
2.   Technical Proposal No.        DCO-710012        Issue   1  dated,  12/13/96
                            -----------------------         ---         --------
3.   Payment Terms:
     o    100% of equipment price upon delivery, F.O.B. Lake Mary, Florida
     o    100% of installation price upon installation turnover.

---------------------------------------------------------------------------------------------------------
                                                                                               Delivery
Item               Description                       Quantity     Unit Price         Total    (Month ARO)
                                                                                               Schedule
---------------------------------------------------------------------------------------------------------
01                 1 A-Link pair Feature
                   #003069
                                         Material                                  $7,170
                                         SCAT                                         330
                                                                                   ------
                                         TOTAL                                     $7,500


                  (continued on page 1a)

NOTE:  This  form  must be  signed  and  returned  by  Buyer  within  30 days of
the first date above written.                                       -----

This Contract is agreed to for item(s):    Siemens Stromberg-Carlson Home Office
                  01                        Acceptance
--------------------------------------     By: [Illegible]
         Athena International                   ---------------------------
--------------------------------------      -------------------------------
           (Buyer/Licensed)                 Receipts of $_____________ from
                                            Buyer is Hereby Acknowledged
                                            By:____________________________

SIEMENS                                                               CONTRACT
Stromberg-Carlson                                                   CONTINUATION
                                                                       SHEET

                  ATHENA                                          DCO-710012
                                                                  Issue: 01
                                                                  Date: 12/13/96
                                                                  Page 1a

Item               Description                       Quantity     Unit Price         Total
----------------------------------------------------------------------------------------------

Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

PRICES DO NOT INCLUDE TAXES AND FREIGHT.

                          ASSIGNMENT OF PURCHASE ORDER

     This Assignment between Athena International Ltd. Liability Co. dba Athena International, LLC ("Company") and Telecommunications Finance Group ("Lessor").

     WHEREAS, the Company and Lessor have, or will shortly, execute a Lease Agreement ("Lease"); and

     WHEREAS, the Company has executed and delivered a certain purchase contract covering the property described therein (the "Equipment"), a copy of which purchase contract is attached hereto as Attachment A ("Purchase Order"); and

     WHEREAS, the Company desires to assign to Lessor all of its rights and interests under the Purchase Order for that equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease so that Lessor might purchase and take title to such equipment in the Company's stead.

     NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. This Assignment shall be effective as of the date the Company executes Exhibit A entitled "Certificate of Delivery and Acceptance" of the Lease.

2. The Company (a) represents and warrants that the Purchase Order constitutes the entire understanding of the parties thereto with respect to the purchase and sale of the Equipment covered thereby; (b) hereby assigns to Lessor all of its rights under the Purchase Order as to the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; (c) hereby assigns to Lessor and Lessor hereby assumes and agrees, so long as a Company complies with the provisions of the Lease and otherwise performs its obligations under the Purchase Order, to perform Company's obligations under the Purchase Order to pay the price of the equipment listed on Schedule I, as amended from time to time, of Exhibit A of the Lease; and (d) represents and warrants that neither notice to nor consent from the respective vendor is required in connection with the execution, delivery and performance of this Assignment or for the validity or enforceability of this Assignment.

3. Pursuant to this Assignment, the Company hereby agrees with Lessor that the Company shall continue to be responsible for the performance of all obligations under the Purchase Order, except for, subject to the condition provided in Paragraph 1 above, the obligation to pay the price as provided in Paragraph 2 above, and the Company agrees to hold harmless and indemnify Lessor from all liability, loss, damage, and expense arising from or directly or indirectly attributable to such obligations.

     IN WITNESS WHEREOF, the parties have duly executed this Assignment under seal by their authorized representatives as of the date opposite their respective signatures.

                                         Athena International Ltd. Liability Co.
                                         dba Athena International, LLC (Lessee)
                                         By:   /s/ Michael Landery
                                              ----------------------------------
                                         Michael Landery Exec. Managing Director
                                         ---------------------------------------
                                                      Name & Title
                                         Date Signed:          12/18/96
                                                    ----------------------------

                                         TELECOMMUNICATIONS FINANCE GROUP
                                         By: CC Callaway
                                             ----------------------------
                                             ----------------------------
                                         Authorized Representative of
                                         Telecommunications Finance Group
                                         Date Signed: 31 Jan 1997
                                                      -------------------
TFGLA204-9.WPT

                                                         DATED: December 2, 1996

COMPANY:                   Athena International Ltd. Liability Co.
                           dba Athena International, LLC
SITE LOCATION:             Denver, Colorado
ADDITION:                  III

PART NO./DESCRIPTION                     QUANTITY                         AMOUNT
--------------------                     --------                         ------
A FULLY EQUIPPED DTF-03 FRAME
(1152 PORTS) PER DCO-681108, ISSUE
1, DATED 06/24/96; ADDITIONAL POWER
SYSTEM; SERVICE CIRCUITS INCLUDING
INSTALLATION (S.O.#071044)                 1 LOT                     $122,227.00
FREIGHT                                                                 2,339.72

Third Party Vendor - Telcom Products
------------------------------------
EQUIPMENT AS FOLLOWS:                      1 LOT                       25,151.50
TELLABS 82-2532A ECHO CAN., S/N'S
S062195-S062210                            16
TELLABS 81-235A SHELF, S/N'S 524757H,
480861/004,554KKOK                          3
FREIGHT                                                                   137.43

 THIRD PARTY VENDOR-TTC
 ----------------------
EQUIPMENT AS FOLLOWS:                      1 LOT                       13,486.00
TBERD-224 MAINFRAME, S/N 9495              1
T1/TF1/DDS BERT BUNDLE (41500)             1
G.821 PERFORMANCE OPTION                   1
DSP BOARD OPTION                           1
VF TESTING OPTION                          1
SIGNALING OPTION                           1
DIGIT ANALYSIS OPTION                      1
DTM, DISTRIBUTED TEST MANAGER              1
FREIGHT                                                                    15.00

 THIRD PARTY VENDOR - ACTION TELCOM
(SEE ATTACHED EQUIPMENT LIST)
PRIMARY SYSTEM; SECONDARY SYSTEM;
AVAS SYSTEM; TCP/1P PACKAGE; NETPLAN
PACKAGE; REMOTE COMMUNICATIONS
PACKAGE INCLUDING INSTALLATION             1 LOT                      101,000.00
                                                                      ----------

                                      TOTAL                             $264,356
                                      =====                             ========

SIEMENS                                                             OCC CONTRACT
Stromberg-Carlson
                                  ATTACHMENT A
400 Rhenhart Road
Lake Mary, Florida 32748
(407) 942-5000
Buyer: ATHENA INTERNATIONAL                                     DATE: 06/24/96
---------------------------                        INSTALLATION SITE: Denver, CO
---------------------------                        -----------------------------

This Contract is subject to the terms and conditions sat forth herein, and includes the following:

1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.

2.   Technical Proposal No.    DCO-681108     , Issue     1    , dated, 06/24/96
                           ------------------        ---------

3.   Payment Terms:
     o    100% of equipment price upon delivery, F.O.B. Lake Mary, Florida
     o    100% of installation price upon installation turnover.

Item               Description                       Quantity     Unit Price         Total
----------------------------------------------------------------------------------------------

     01            Proposal for a fully equipped
                   DTF-03 Frame (1152 Ports), per
                   DC0-681108, Issue 1, dated
                   06/24/96.                             Material                  $88,000
                                                         Installation                9,900
                                                                                   -------
                                                         TOTAL                     $97,900

      02        DTF-04 Fully Equipped                    Material                  $60,000
                                                         Installation              $ 7,500
                                                                                   -------
                                                         TOTAL                     $67,500

NOTE:   This  form  must  be  signed  and  returned  by  Buyer  within  30  days
of the first date above written.                                      ------

This Contract is agreed to for item(s):    Siemens Stromberg-Carlson Home Office
         01 + 02 + 03 + 04                 Acceptance
---------------------------------------    By: [Illegible]               8/29/96
By: /s/ William F. Cooper III     8/28     -------------------------------------
---------------------------------------    -------------------------------------
Authorized Representative & Title Date Receipt of $____________________ from For:___________________________________ By___________________________________
            (Buyer/Licensee)                                                Date

SIEMENS                                                              CONTRACT
Stromberg-Carlson.                                                  CONTINUATION
                                                                       SHEET

    ATHENA                                                        DCO-681108
                                                                  Issue: 01
                                                                  Date: 06/24/96
                                                                  Page 2a

Item               Description                       Quantity     Unit Price         Total
----------------------------------------------------------------------------------------------
03                 Additional Power System Material                                $17,692
                                           Installation                                 --
                                                                                   -------
                                           TOTAL                                   $17,692

04                 Service Circuits        Material                                $ 6,635
                                           Installation                                 --
                                                                                   -------
                                           TOTAL                                   $ 6,635

     NOTES:

     IF PURCHASED, A 10% DEPOSIT IS REQUIRED ON ORDER ENTRY. IF LEASED FROM TELECOMMUNICATIONS FINANCE GROUP, A 5% DEPOSIT IS REQUIRED ON ORDER ENTRY. THIS 5% DEPOSIT WILL. BE APPLIED AGAINST LEASE PAYMENTS.

     Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment In accordance with our then current hardware configuration policy.

     PRICES DO NOT INCLUDE TAXES AND FREIGHT.

                          ASSIGNMENT OF PURCHASE ORDER

     This Assignment between Athena International Ltd. Liability Co. dba Athena International, LLC ("Company") and Telecommunications Finance Group ("Lessor").

     WHEREAS, the Company and Lessor have, or will shortly, execute a Lease Agreement ("Lease"); and

     WHEREAS, the Company has executed and delivered a certain purchase contract covering the property described therein (the "Equipment"), a copy of which purchase contract is attached hereto as Attachment A ("Purchase Order"); and

     WHEREAS, the Company desires to assign to Lessor all of its rights and interests under the Purchase Order for that equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the lease so that Lessor might purchase and take title to such equipment in the Company's stead.

     NOW, THERLFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. This Assignment shall be effective as of the date the Company executes Exhibit A entitled "Certificate of Delivery and Acceptance" of the Lease.

2. The Company (a) represents and warrants that the Purchase Order constitutes the entire understanding of the parties thereto with respect to the purchase and sale of the Equipment covered thereby; (b) hereby assigns to Lessor all of its rights under the Purchase Order as to the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; (c) hereby assigns to Lessor and Lessor hereby assumes and agrees, so long as a Company complies with the provisions of the Lease and otherwise performs its obligations under the Purchase Order, to perform Company's obligations under the Purchase Order to pay the price of the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; and (d) represents and warrants that neither notice to nor consent from the respective vendor is required in connection with the execution, delivery and performance of this Assignment or for the validity or enforceability of this Assignment.

3. Pursuant to this Assignment, the Company hereby agrees with Lessor that the Company shall continue to be responsible for the performance of all obligations under the Purchase Order, except for, subject to the condition provided in Paragraph 1 above, the obligation to pay the price as provided in Paragraph 2 above, and the Company agrees to hold harmless and indemnify Lessor from all liability, loss, damage, and expense arising from or directly or indirectly attributable to such obligations.

     IN WITNESS WHEREOF, the parties have duly executed this Assignment under seal by their authorized representatives as of the date opposite their respective signatures.

                                 Athena International Ltd. Liability Co.
                                 dba Athena International LLC
                                 By: /s/ Michael T. Landers
                                     -------------------------------------------
                                 Michael T. Landers, Executive Managing Director
                                 -----------------------------------------------
                                                   Name & Title
                                 Date Signed:___________________________________

                                 TELECOMMUNICATIONS FINANCE GROUP
                                 By: [Illegible]
                                     -------------------------------------------
                                 _______________________________________________
                                 Authorized Representative of
                                 Telecommunications Finance Group
                                 Date Signed: 10/15/96
                                              ----------------------------------

SIEMENS                                                             OCO CONTRACT
Stromberg-Carlson                 ATTACHMENT A

400 Rinehart Road
Lake Mary, Florida 32748
(407)942-5000
Buyer: Athena International                                     DATE: 02/26/96
       --------------------                        INSTALLATION SITE: Denver. CO
___________________________                        _____________________________

This Contract is subject to the terms and conditions set forth herein, and Includes the following

1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and Software Product License

    2. Technical Proposal No.       DCO-681024     Issue  3   , dated,  02/26/96
                             ---------------------      -----           --------

    3. Payment Terms:

     o    100% of equipment price upon delivery, F.O.B. Lake Mary, Florida

     o    100% of installation price upon installation turnover.

--------------------------------------------------------------------------------------------------------------
                                                                                                    Delivery
Item                         Description                  Quantity         Unit Price     Total    (Month ARO)
                                                                                                     Schedule
--------------------------------------------------------------------------------------------------------------
01          Proposal for an 1152 port addition per
                DCO-681024, issue 3, dated 02/26/96.
                                        Material                                          $123,857
                                        Installation                                        10,500
                                                                                          --------
                                        TOTAL                                             $134,357

02          OCS7 Unk Pair Software 003069
                                         Software            2           $7,225           $ 14,450

NOTE:  This  form  must be  signed  and  returned  by  Buyer  within  30 days of
the first date above written.                                       -----

This Contract Is agreed to for item(s):     Siemens Stromberg-Carlson Home
                  01                        Offices Acceptance
--------------------------------------      By: [Illegible]         3/22/96
______________________________________          ---------------------------
By: Wil F. Cooper              3/13/96                                 Date
--------------------------------------      _______________________________
Autorized Representative & Title  Date      Receipts of $_____________ from
         Athena International               Buyer is Hereby Acknowledged
--------------------------------------      By:____________________________
           (Buyer/Licensed)

SIEMENS                                                               CONTRACT
Stromberg-Carlson                                                   CONTINUATION
                                                                       SHEET

    ATHENA INTERNATIONAL                                          DCO-681024
                                                                  Issue: 03
                                                                  Date: 02/26/96
                                                                  Page 2a

     NOTES:

     A 10% DEPOSIT IS REQUIRED ON ORDER ENTRY. IF LEASED, A 5% DEPOSIT IS REQUIRED ON ORDER ENTRY. IF APPLIED AGAINST A LEASE, IT WILL APPLY TO THE FIRST AND THIRTEENTH PAYMENTS -- AND CONTRIBUTE TO THE LAST PAYMENT.

     Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

     PRICES DO NOT INCLUDE TAXES AND FREIGHT.

                          ASSIGNMENT OF PURCHASE ORDER

     This Assignment between Athena International Ltd. Liability Co. dba Athena International, LLC "Company) and Telecommunications Finance Group ("Lessor").

     WHEREAS, the Company and Lessor have, or will shortly, execute a Lease Agreement ("Lease"); and

     WHEREAS, the Company has executed and delivered a certain purchase, contract covering the property described therein (the "Equipment"), a copy of which purchase contract is attached hereto as Attachment A ("Purchase Order:"); and

     WHEREAS, the Company desires to assign to Lessor all of its rights and interests under the Purchase Order for that equipment listed on Schedule I, as amended from time to time, of Exhibit A of the Lease so that Lesssor might purchase and take title to such equipment in the Company's stead.

     NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows: 1, This Assignment shall be effective as of the date the Company executes Exhibit A entitled "Certificate of Delivery and Acceptance" of the Lease. 2, The Company (a) represents and warrants that the Purchase Order constitutes the entire understanding of the parties thereto with respect to the purchase and sale of the Equipment covered thereby; (b) hereby assigns to Lessor all of its rights under the Purchase Order as to the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; (c) hereby assigns to Lessor and Lessor hereby assumes and agrees, so long as a Company complies with the provisions of the Lease and otherwise performs its obligations under the Purchase Order, to perform Company's obligations under the Purchase Order to pay the price of the equipment listed on Schedule 1, as mended from time to time, of Exhibit A of the Lease; and (d) represents and warrants that neither notice to nor consent from the respective vendor is required in connection with the execution, delivery' and performance, of this Assignment or for the validity or enforceability of this Assignment. 3. Pursuant to this Assignment, the Company hereby agrees with Lessor that the Company shall continue to be responsible for thc performance of all obligations under the Purchase Order, except for, subject to the condition provided in Paragraph 1 above, the obligation to pay the price as provided in Paragraph 2 above, and the Company agrees to hold harmless and indemnify Lessor from all liability, loss, damage, and expense arising from or directly or indirectly attributable to such obligations,

     IN WITNESS WHEREOF, the parties have duly executed this Assignment under seal by their authorized representatives as of the date opposite their respective signatures.

                                 Athena International Ltd. Liability Co.
                                 dba Athena International LLC
                                 By: /s/ Michael T. Landers
                                     -------------------------------------------
                                 Michael T. Landers, Executive Managing Director
                                 -----------------------------------------------
                                                   Name & Title
                                 Date Signed:  2.8.96
                                             -----------------------------------

                                 TELECOMMUNICATIONS FINANCE GROUP
                                 By: [Illegible]
                                     -------------------------------------------
                                 _______________________________________________
                                 Authorized Representative of
                                 Telecommunications Finance Group
                                 Date Signed: 2/29/96
                                              ----------------------------------

                          ATTACHMENT A TO ASSIGNMENT OF
                                 PURCHASE ORDER
EQUIPMENT LIST #TFG-95029                                  DATED: April 25, 1995

COMPANY:              Athena International Ltd. Liability Co.
                      dba Athena International, LLC
LOCATION:             Denver, Colorado

EQUIPMENT:            SS-C/Third Party Vendor
SITE LOCATION:        Denver, Colorado

PART NO./DESCRIPTION                               QUANTITY                              AMOUNT
--------------------                               --------                              ------
SS-C
----
    Freight- DCO-CS - S.O.#065066                                                   $  3,052.14
    Third Party Vendor - Tale-Flex Systems
Hardware/Software as follows (Also See
  Attached Equipment List).                          1 LOT                           145,369.40
  Call Capture/Conversion Units (2); Intelink
  TM Chassis (1);Additional T-1 Cards for First
  Chassis (2);Tele-Flex GeniusTM Billing Module
  (1); Tele-Flex IntelinkTM Debit Module (1);
  Tale-Flex IntelinkTM Reorigination
  Module (1); First Data Resources Interface (1)

    Third Party Vendor - Sirius Computer Solutions

  Hardware/Software per the Attached Equipment List  1 LOT                             32,829.10
                                                    TOTAL                            $181,250,64

MEMO

To:       Andrea Spalding/Telecommunications Finance Group
From:     Jackie Gaash
Date:     November 29, 1994
Re:       Serial/Numbers for Athena Equipment

Listed  below  are the  serial  numbers  for the  equipment  located  at  Athena
International In Denver, Colorado. If you have any questions, call me at 407-998-9356.

Description                          Qty              Serial Numbers
-----------                          ---              --------------
Call Capture Units                    2               629435/1240801286
  DX2/50 PGA, MAXTOR                                  628442/1240801283
  345MB HARD DRIVE, 14"
  .28 MONITOR, 1MB VIDEO
  BOARD.

Intelink Chassis                      1               130496-9435
  RACKMT 14AT 350W 48VDC
  D488DXC/33, CPU 33MHZ,
  1.44MB FLOPPY, DS345 SCSI
  PKG DRIVE & ADAPTER,
  QAPLUS DIAGNOSTIC SW;
  LOVGA 640X480 VGA 256K VID
  101 KEY KEYBOARD

Dialogic Boards
  DTI/211 ASSY                        3               B1009533 to. B1009535
  D/1218 ASSY                         6               AT048825 to AT048630
  DMX  ASSY                           1               BM007378

   Tele-Flex Systems, 2101 Corporate Blvd, Suite 214 Boca Raton Florida 33431

                             RIUS COMPUTER SOLUTIONS
                                                          888 ISOM SUITES 100
                                                        SAN ANTONIO, TEXAS 78216
                                                            REVISED INVOICE
                                                            (210) 822-8582


         STAR

TELECOMMUNICATION FINANCE GROUP                                   DATE: 11/30/94
N  MAIL ZONE A-5
Rinehart ROAD                                                  INVOICE:  44344.A
LAKE MARY, FLORIDA 32746

                        SHIPPED TO: ATHENA INTERNATIONAL
                              ATTN: MIKE LANDERS;
                              910 15TH STREET, SUITE 667
                              DENVER, CO 80202

TERMS; DUE UPON RECEIPT

-------------------------------------------------------------
DESCRIPTION                 SERIAL NUMBER          PRICE
-------------------------------------------------------------
HARDWARE

  9402 200, S/N 2C12A       2C12A                  $29,846.00
  940X FC2031               A2C12A
  940X FC2609               D2C12A
  940X FC 2609              C2C12A
  9401 FC 2609              B2C12A
  940X FC2623               E2C12A
  940X FC 2960              F2C12A
  940X FC 4118              F2C12A
  940X FC 4652              H2C12A
  940X FC 5517              I2C12A
  940X FC 6380              J2C12A
  940X FC 7108              K2C12A
  940X FC 9023              R2C12A
  940X FC 9023              G2C12A
  940X FC 9023              P2C12A
  940X FC 9023              D2C12A
  940X FC 9023              N2C12A
  94OX FC 9023              M2C12A
  940X FC 9023              L2C12A
  940X FC 9172              S2C12A
  940X FC 9248              T2C12A
  940X FC 9319              U2C12A
  7855 010                  B7252
  9910 B08                  100695
  940X FC 9612              V2C12A
  940X FC 9652              W2C12A
  3487 HC3 122              A8033
  5763 SSI                  81958
  5763 XA1                  F4451
  5763 QU1                  F4452
  5755 AB3 FC 8541          081961

                    SALES PRICE                                      $29,846.00
                    CK 168595 APPLIED                                ($25,159.00)
                                                                   -------------
                    TOTAL                                              $4,687.00
                                                                   =============

                                                          888 ISOM SUITES 100
                                                        SAN ANTONIO, TEXAS 78216
                            SIRIUS COMPUTER SOLUTIONS        (210) 822-8582
                                     INVOICE

TELECOMMUNICATION FINANCE GROUP                                   DATE: 11/30/94
ATTN: MAIL ZONE A-5
400 RINEHART ROAD                                                 INVOICE: 44344
LAKE MARY, FLORIDA 32746
                        SHIPPED TO: ATHENA INTERNATIONAL
                              ATTN: MIKE LANDERS,
                                    910 15TH STREET, SUITE 667
                                    DENVER, CO 80202
TERMS: DUE UPON RECEIPT

-------------------------------------------------------------
QTY  DESCRIPTION                 SERIAL NUMBER          PRICE
-------------------------------------------------------------

 1)  5763 661                81958                  $477.00
 1)  5763 XA1                F4451                  $419.00
 1)  5763 GU1                F4452                  $398.00
     5756 AB3 FC 8541        081961                 $  8.00


                                             --------------
                                SALES PRICE       $1,302.O0
                                             --------------
                                TOTAL             $1,302.00
                                             ==============

                          ASSIGNMENT -OF PURCHASE-ORDER

     This   Assignment   between   Athena    International    ("Company")   and
                                  -------------------------
Telecommunications Finance Group ("Lessor").

     WHEREAS, the Company and Lessor have, or will shortly, execute a Lease Agreement ("Lease"); and

     WHEREAS, the Company has executed and delivered a certain purchase contract covering the property described therein (the "Equipment"), a copy of which purchase contract is attached hereto as Attachment A ("Purchase Order"); and

     WHEREAS, the Company desires to assign to Lessor all of its rights and interests under the Purchase Order for that equipment listed on Schedule l, as amended from time to time, of Exhibit A of the Lease so that Lessor might purchase and take title to such equipment in the Company's stead.

     NOW, THEFORE., for valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. This Assignment shall be effective as of the date the Company executes Exhibit A entitled "Certificate of Delivery and Acceptance" of the Lease.

2. The Company (a) represents and warrants that the Purchase Order constitutes the entire understanding of the parties thereto with respect to the purchase and sale of the Equipment covered thereby; (b) hereby assigns to Lessor all of its rights under the Purchase Order as to the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; (c) hereby assigns to Lessor and Lessor hereby assumes and agrees, so long as a Company complies with the provisions of the Lease and otherwise performs its obligations under the Purchase Order, to perform Company's obligation under the Purchase Order to pay the price of the equipment listed on Schedule 1, as amended from time to time, of Exhibit A of the Lease; and (d) represents and warrants that neither notice to nor consent from the respective vendor is required in connection with the execution, delivery and performance of this Assignment or for the validity or enforceability of this Assignment.

3. Pursuant to this Assignment, the Company hereby agrees with Lessor that the Company shall continue to be responsible for the performance of all obligations under the Purchase Order, except for, subject to the condition provided in Paragraph 1 above, the obligation to pay the price as provided in Paragraph 2 above, and the Company agrees to hold harmless and indemnify Lessor from all liability, loss, damage, and expense arising from or directly or indirectly attributable to such obligations.

     In WITNESS WHEREOF, the parties have duly executed this Assignment under seal by their authorized representatives as of the date opposite their respective signatures.

                                                 ATHENA INTERNATIONAL
                                                --------------------------------
                                                          (Company)
                                                By:  Michael T. Landers
                                                     ---------------------------
                                                Printed Name: Michael T. Landers
                                                              ------------------
                                                Title: [Illegible]
                                                       -------------------------
                                                TELECOMMUNICATIONS FINANCE GROUP

                                                By:  CC Calloway
                                                     ---------------------------
                                                Authorized Representative of
                                                Telecommunications Finance Group

                                                Date Signed:  12/19/94
                                                              ------------------

                                                                    OCC CONTRACT
SIEMENS
Stromberg-Carlson
                                  ATTACHMENT A
4OO Rinehart Road
Lake Mary, Florida 32746
(407)  942-5000

Buyer: Athena International                                       DATE: 05/19/94
Denver, CO                                           INSTALLATION SITE: TBD

     This Contract is subject to the terms and conditions set forth herein, and includes the following:

1. Continuation pages 2, 3 and 4 which include a Disclaimer of Warranties and a Software Product License.

2.   Technical Proposal No.     DC-481238     , Issue     1      dated, 05/19/94
                           -------------------        -----------       --------

3.   Payment Terms:

     o    100% of equipment price upon delivery, F.O.B. Lake Mary, Florida

     o    100% of Installation price upon installation turnover.

--------------------------------------------------------------------------------------------------------------
                                                                                                    Delivery
Item                         Description                  Quantity         Unit Price     Total    (Month ARO)
                                                                                                     Schedule
--------------------------------------------------------------------------------------------------------------
01             A used Siemens Stromberg-Carlson Digital
               Central  Office carrier Switch  equipped
               for and wired for 1152 digital ports per
               DCO-481238,  Issue  01,  dated  05/19/94
               with a new basic  Release 12.1 CMF, used
               AMA frame.
                                            Material                                     $199,000
                                            Installation                                   28,500
                                                                                         --------
                                            TOTAL                                        $227,500

02             An  addition  to  a  Siemens  Stromberg-
               Carlson  Digital  Central Office Carrier
               Switch   of   basic    SS-7   with   800
               portability  per  DCO-481238,  Issue 01,
               dated 05/19/94. 44,100
                                            Material                                     $49,000
                                            Installation                                   9.600
                                                                                         --------
                                            TOTAL                                        $58,600

                    (continued on page la)

NOTE:  This  form  must be  signed  and  returned  by  Buyer  within  30 days of
the first date above written.                                       -----

This Contract Is agreed to for item(s):     Siemens Stromberg-Carlson Home
01, 092, 02A, 03 (1set, 06B, 06C            Offices Acceptance
--------------------------------------      By: [Illegible]         5/20/94
[Illegible}                    3/13/96          ---------------------------
--------------------------------------                                 Date
Autorized Representative & Title  Date      _______________________________
For: Athena International                   Receipts of $_____________ from
     ---------------------------------      Buyer is Hereby Acknowledged
           (Buyer/Licensed)                 By:____________________________

SIEMENS                                                               CONTRACT
Stromberg-Carlson                                                   CONTINUATION
                                                                       SHEET



         Athena International                                     DCO-481238
                                                                  Issue: 01
                                                                  Date: 05/19/96
                                                                  Page 1a

Item          Description                        Qty.     Unit Pr.         Total
--------------------------------------------------------------------------------

02A           An addition to a Siemens
              Stromberg-Carlson Digital
              Central Office Carrier Switch
              of SS-7 spares per DCO-481238,
              Issues 01, dated 05/19/94.
                                    Material                             $ 7,200

03            Additional pairs of "A" LINKS
              (maximum additional available
              is 11)
                                    Material              $7,225

04            "A" LINKS consolidation per
              DCO-481238, Issue 01, dated
              05/19/94.
                                    Material                             $24,000

05            An addition to a Siemens Stromberg-
              Carlson Digital Central Office
              Carrier Switch of Duplex MPs per
              DCO-481238, Issue 01, dated
              05/19/94.
                                    Material                             $22,821
                                    Installation                           4,183
                                    TOTAL                                $27,004

        (continued on page 2a)



SIEMENS                                                               CONTRACT
STROMBERG-Carlson                                                   CONTINUATION
                                                                       SHEET

               Athena International                               DC0-481238
               Denver, CO                                         Issue: 01
                                                                  Date: 05/19/94
                                                                  Page 2a

Item                            Description                     Qty       Unit Pr    Total
----                            -----------                     ---       -------    -----
   06A       Debit Card C.O.S. Feature 824420
             per DCO-481238, Issue 01,
             dated 05/19/94.
                                                  Material                           $19,500

   06B       International Operator Service
             per DCO-481238, Issue 01, dated
             05/19/94.
                                                  Material                           $10,350

   060       Route by ANI on any 700/800 number
             Feature 820399. per D00-481238,
             Issue 01, dated 05/19/94.
                                                  Material                           $ 9,000

   06D       AN!/Auth Code Refresh Protection
             Feature  824429 (Must be ordered with
             Feature 824420) per DCO-481238,
             Issue 01, dated 05/19/94.
                                                  Material                           $19,500

              THE USED SWITCH IN ITEM 01 IS OFFERED ON A FIRST COME FIRST SERVED BASIS.

              A 10% DEPOSIT IS REQUIRED ON ORDER ENTRY. IF LEASED, A 5% DEPOSIT IS REQUIRED ON ORDER ENTRY. IF APPLIED AGAINST A LEASE, IT WILL APPLY TO THE FIRST AND THIRTEENTH PAYMENTS AND CONTRIBUTE TO THE LAST PAYMENT.

              Siemens Stromberg-Carlson reserves the right to change the hardware elements in accordance with our ongoing development program. The hardware necessary to support the functionality specified will be provided at time of shipment in accordance with our then current hardware configuration policy.

              PRICES DO NOT INCLUDE TAXES AND FREIGHT.

     ATHENA
     INTERNATIONAL L.L.C.

May 20, 1994

Simons Stronberg-Carlson'

400 Rinehart Road
Lake Mary, FL 32746
Attn: Tom Hayes and Pete Lyons
                                                           By Facsimile

Re:      Technical Proposal No. DCO.-481238
         Athena International, L.L.C.

Dear Tom and Pete:

Following is the Letter of Intent for a used 1152 port Siemens Stromberg-Carlson Digital Central office Switch with a new basic Release 12.1 CMF, used AMA frame. Other items to included are the Debit Card C.O.S. (Item 064) and International Operator Services (item 06B). Athena requests a twenty percent (20%) discount on items 06A and 06B.

Athena intends to lease this equipment, and does want the ability to add to the lease as additional items not ordered now are added, to the system. The submittal of this Letter of Intent is contingent upon a one year pricing guarantee from date order entry for items 02, 02A, 03, 04, 05, 06C and 06D.

Thc document has been signed by William F. Cooper, III, Chief Operating Officer of Athena International, L,L.C.

Please call Tom Wilson or me if you have questions.


Sincerely,


Michael Landers
Consultant

c.     Tom Wilson
       William F. Cooper, III

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE

                                             Commencement Date: January 2, 1995.

     THIS CERTIFICATE OF DELIVERY AND ACCEPTANCE is executed and delivered to Telecommunications Finance Group ("Lessor") by Athena International, Ltd.
                                                   -----------------------------
Liability  Co. dba  Athena  International.  LLC  ("Lessee")  pursuant  to and in
-----------------------------------------------
accordance  with the Lease  Agreement  dated:  July 25, 1994 between  Lessor and
                                               -------------
Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

1. The Equipment covered by this Certificate consists of the items described in Schedule 1 to Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above.

3.   Lessee  confirms  that such  items of  Equipment  have been  installed  at:
     910 15th Street, Suite 667 Denver,CO 80202-2928
     -----------------------------------------------

4. The Lessor's value of the items of Equipment covered hereby is set forth in the Schedule 1 to Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it meet the provisions of the purchase order(s) with respect thereto: and
     (b) irrevocably accepts said items in Equipment "as-is", where-is for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any in said items of equipment under tile manufacturer's warranty provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in: and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease. IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.

Refer S.O. # 065066               ATHENA INTERNATIONAL, LTD. LIABILITLY
                                  CO. DBA ATHANA INTERNATIONAL, LLC     (Lessee)
                                  -------------------------------------
                                  By: /s/ Michael Landers              Exec Dir.
                                  ----------------------------------------------
                                  Michael Landers             Executive Director
                                 -----------------------------------------------
                                                 Name & Title)

                                  ACCEPTED BY:
                                  TELECOMMUNICATIONS FINANCE GROUP
                                  AS OF THE 23 DAY OF May 1995
                                            --        ---   --
                                  By: /s/ CC Callaway
                                      ------------------------------------------

                                      ------------------------------------------
                                           Authorized Representative of
                                         Telecommunications Finance Group

                             SCHEDULE 1 OF EXHIBIT A

                      (CERTIFICATE OF DELIVERY AND ACCEPTANCE)

                              EQUIMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of July 25, 1994 between Telecommunications Finance Group, as Lessor, and Athena International, Ltd. Liability Co. dba Athena International, LLC, as Lessee, are described below and in the attached equipment list(s):

Equipment List
Number                     Description                                                                Amount
------                     -----------                                                                ------[
DC0-481238                 A New Siemens Stromberg-Carlson                                           $314,252.00
                           Digital Central Office Carrier Switch
                           Equipped and Wired for 1152 Digital
                           Ports  (DC0-481238,  Issue 1, Dated  05/19/94) With a
                           New Basic  Release  12.1 CMF, A Used AMA  Frame,  SS7
                           with 800 Portability,  SS7 Spares, One (1) Additional
                           Pair of
                           "A" Links, International Operator
                           Service, and Route by ANI on any 700/800
                           Number Including Installation

The above described equipment to be installed at:

                910 15th Street, Suite 667, Denver, CO 80202-2928

                                            BY:_________________________________

                                            DATE:_______________________________

ATHENA INTERNATIONAL, TBD
DCO-481238, 05/19/94, Issue 01

                                    DESCRIPTION                                       QTY
-----------------------------------------------------------------------------------------
ITEM 01
                   DIGITAL TRUNK INTERFACE FRAME, USED
-----------------------------------------------------------------------------------------
                   Digital Trunk Frame                                                  1
                   CUA-Digital Trunk 6
                   1'1 Interface (Trk + Open)                                         4 8
                   DTF CUA-Basic PWBA                                                   6
                   Rear Doors (HW=207600-471A)                                          1
                   Front Doors (HW,=207600-160A)                                        1
                   Blower Assembly, Base Mtg.                                           1
                   PWBA Guides (1/CUA)                                                  6
                   Frame & Joining HW                                                   1
                   Structural Bracing                                                   1
                   Frame Package                                                        1
                   Terminal Block                                                       1

                   LINE/TRUNK FRAME, USED
-----------------------------------------------------------------------------------------

                   Line Trunk Frame (Analog)                                            1
                   Supervisory Panel                                                    1
                   Term Assembly PWBA                                                   1
                   CUA-LTF Line Group                                                   1
                   Basic PWBA for DAL CUA/Opt                                           1
                   Loop Trk, Reverse Battery                                            1
                   2W E&M Trunk                                                         2
                   Frame Package                                                        1
                   Terminal Block                                                       1
                   PWBA Guides (1/CUA)                                                  4
                   Sender PWBA, TMF (Digital)                                           4
                   Receiver PWBA, DTMF (STD)                                          1 7
                   Receiver PWBA, DTMF (FOC)                                            0
                   Structural Bracing                                                   1
                   Receiver PWBA, TMF/EVACT                                           1 0
                   Sender PWBA, DTMF (Digital)                                          4
                   Rear Doors (HW=207600-471A)                                          1
                   Front Doors (HW=207600-160A)                                         1
                   CUA- Trunk Service Group                                             1
                   CUA-Service Group                                                    2
                   Basic PWBA for Service Circuit CUA                                   2
                   Basic PWBA for Analog CUA                                            1

ATHENA INTERNATIONAL, TBD
DCO-481238, 05/19194, Issue 01


                                     DESCRIPTION                                      QTY
-----------------------------------------------------------------------------------------
                   CONTROL & MAINTENANCE FRAME, NEW
-----------------------------------------------------------------------------------------
                   CMF il                                                               1
                   Frame Weldment                                                       1
                   Power Supply Door                                                    1
                   Pkg. Assembly, Front Trim                                            1
                   Rear Door Mounting Hardware                                          1
                   Rear Trim Package                                                    1
                   Right Front Door                                                     1
                   Left Front Door                                                      1
                   Door Assembly Right Rear                                             1
                   Door Assembly Left Rear                                              1
                   Door Assembly Power Supply                                           1
                   Earthquake Cabinet Joining                                           1
                   Basic TSI/TPP                                                        1
                   PWBA, Timeslot Interchange                                           4
                   TSI PGH Interface Card                                               4
                   Basic CP PWBA                                                        1
                   MCG II PWBA                                                          2
                   DU II PWBA                                                           2
                   Cable Assembly, DLI II                                               1
                   PWBA, Feature Processor II                                           2
                   Cable Assembly, FP II                                                1
                   J Processor CP E/W 8 Mb Memory                                       2
                   SNC Clock                                                            1
                   DCO-E Interface                                                      1
                   PWBA SLU Panel                                                       6
                   Blank Panel Package Double                                           1
                   Basic MP PWBA                                                        1
                   PWBA, TMP                                                            1
                   Cable Assembly, TMP                                                  1
                   PWBA, Bus Multiplexer II                                             1
                   PWBA, Mass Storage Adapter                                           1
                   PWBA, J Processor with 2 MB Memory                                   1
                   PWBA (2W) PXAM II                                                    1
                   PWBA, Serial Une Unit                                                1
                   MG Basic PWBA MSS CUA                                                1
                   Tape Cartridge, MSS                                                  1
                   Head Cleaning Kit, MSS                                               1
                   Basic PWBA, Maintenance and TAS                                      6

ATHENA INTERNATIONAL, TBD
DCO-481238, 05/19/94, Issue 01

-----------------------------------------------------------------------------------------
                   DESCRIPTION                                                        QTY
-----------------------------------------------------------------------------------------
                   PWBA TAS Control                                                     1
                   Diagnostic Grading Panel                                             1
                   Release 12 Software                                                  1

                   POWER, RINGING & TEST FRAME, USED
-----------------------------------------------------------------------------------------
                   PRT 00 Frame & Power Dist.                                            1
                   100A Circuit Breaker Package                                          9
                   5A Circuit Breaker -AC                                                1
                   7A Circuit Breaker -AC                                                1
                   Ring Generator Cabinet                                                1
                   Ring Generator- 20 Hz                                                 1
                   Ring Mux & Serializer PWBA                                            2
                   RM&M Optional Wiring                                                  1
                   Rear Doors (HW=207600-471A)                                           1
                   Front Doors (HW=207600-160A)                                          1
                   Cable Assembly                                                        1
                   Structural Bracing                                                    1

                   COMMON EQUIPMENT FRAME, USED
------------------------------------------------------------------------------------------
                   19" Relay Rack (DSX/Misc.)                                           1
                   Relay Rack Fuse Panel                                                1
                   Battery. Discharge From-top 7'                                       1
                   Package Assembly I/O EMC Earthquake                                  1
                   Wall Mounted. Newton Term Block/Bar                                  2
                   Installation Material                                                1
                   SCAT Package                                                         1
                   Structural Bracing                                                   1
                   Sup'str/Power & Intercon Cab.                                        1
                   Office Related Drawings                                              3
                   Standard Documentation                                               3
                   S/C Practices (SCPs)                                                 1

                   AUTOMATIC MESSAGE ACCOUNTING, USED
------------------------------------------------------------------------------------------
                   AMA Frame Top Entry Cable                                             1
                   AMA Basic PWBA                                                        1
                   Magnetic Tapes                                                        1
                   1600 BPI Tape Drives                                                  2

ATHENA INTERNATIONAL, TBD
DCO-481238, 05/19/94, Issue 01

-----------------------------------------------------------------------------------------
                   DESCRIPTION                                                        QTY
-----------------------------------------------------------------------------------------
                   1600 BPI Strapping                                                   1
                   1600 BPI Software I/F                                                1
                   Rear Doors                                                           1
                   Structural Bracing                                                   1

                   MISCELLANEOUS HARDWARE, USED
-----------------------------------------------------------------------------------------
                   300/1200 Baud Modem                                                  1
                   Cook NT5M Digital Announcer                                          1
                   Structural Bracing Mod Grp                                           4
                   Genicom 2120 Prntr DC                                                1
                   DEC VT 320 CA CRT1
                   DC-AC 200 VA Invert                                                  1
                   DSX PnI-ADC DSX-DR19 W/CORDS                                         4
                   ADC 2200B Test Access                                                1

                    POWER EQUIPMENT, USED
-----------------------------------------------------------------------------------------
                   Batt Charger 100 AmpJ50V 1 Ph.                                       2
                   Charger Rack Mtg. Assembly 7'                                        1
                   Battery Rack-With Bracing                                            1
                   Exide DD Battery 700 AH                                              1

                   SPARE PARTS, USED
----------------------------------------------------------------------------------------
                   Common Control Spares                                               1
                   Basic LTF Spare Parts                                               1
                   DTF PWBA Cluster Spare                                              1
                   Basic DTF Spare Parts                                               1
                   AMA Spare Parts                                                     1

                   CMF II Spares, NEW
-----------------------------------------------------------------------------------------
                   PWBA, Tape Drive                                                    1
                   PWBA, 91 MB Disk Drive                                              1
                   PWBA, Power and Alarm                                               1
                   PWBA, Master Clock OsC                                              1
                   PWBA, Power Monitor                                                 1
                   PWBA, MCG II                                                        1
                   PWBA, Master Clock Dist. II                                         1
                   PWBA, DLI II                                                        1
                   PWBA, TBI II                                                        1

ATHENA INTERNATIONAL, TBD
DCO-481238, 05119194, Issue 01

-----------------------------------------------------------------------------------------
                   DESCRIPTION                                                        QTY
-----------------------------------------------------------------------------------------
                   PWBA, MSA/SL                                                         1
                   PWBA, Data Trunk III                                                 1
                   Traffic Measure Processor                                            1
                   PWBA, J Processor with 2 MB Memory                                   1
                   PWBA, Feature Processor II

                   SOFTWARE FEATURES
-----------------------------------------------------------------------------------------
                   Software Generic Release 12.1                                        1
                   No. of NXX Of. Codes                                               512
                   Split Authorization Codes                                            1
                   Hot Une Routing                                                      1
                   Fraud Detection-Pattern Recog.                                       1
                   Trunk Queuing with Override                                          1
                   DAL Directory No. Tables                                             1
                   Intercept to Announcer                                               1
                   Tape to Tape Transfer                                                1
                   Time Altered Least Cost Rtg                                          1
                   INWATS AC on FGB Circuits                                            1
                   Enhanced Fraud Detection                                             1
                   FGC Outgoing Operation                                               1
                   Digital Pad Control                                                  1
                   Auth. Code Sending on FGA                                            1
                   Concurrent AMA\DLI                                                   1
                   Shared Project Codes                                                 1
                   FOC By Trunk Group                                                   1
                   0+ Service Enhancement                                               1
                   User Alert Trace                                                     1
                   Call in Progress Trace                                               1
,                  INWATS AC on FGB Circuits                                            1
                   I/F to Smart Operator Pos.                                           1
                   Digital I/F to Remote Oper.                                          1
                   Inter-Operator Transfer                                              1
                   $CODE Overlay                                                        1
                   Automatic Trunk Re-Attempt                                           1
                   Custom Int'cpt Announcement                                          1
                   Alarm Send                                                           1
                   Speed Call-No. Pub 7/10D                                         10000
                   Speed Call - Private Lists                                       1 0 0
                   No. of Codes-Private                                             240 0
                   Authorization Codes-Qt.                                          27000
                   Traffic Measurement Enhanced                                         1

ATHENA INTERNATIONAL, TBD
DCO-481238, 05/19/94, Issue 01

-----------------------------------------------------------------------------------------
                   DESCRIPTION                                                        QTY
-----------------------------------------------------------------------------------------
                   Multitasking Ports                                                   7
                   Selective Number B locking                                           1
                   AMA - Tape Operation                                                 1
                   AMA - DLI I/F w Vendor Sys                                           1
                   Enhanced Partitioning                                                1
                   Interim 800 Service/10d Trnsltn                                  20000
                   Interface to Vendor CODC                                             1
                   Credit Card Special Dialing                                          1
                   Enhanced VACT Supervision                                            1
                   ANI Code Validation - 15 NPAs                                       15
                   Validated Project Code Size                                          4
                   Fiat Rate Features                                                   1
                   Operator Flag Digits                                                 1
                   ANI Sending on FGD Trunk                                             1
                   Enhanced 800 INWATS Service                                          1

ATHENA INTERNATIONAL, TBD
DCO-481238, 05119194, Issue 01

                                       DESCRIPTION                                    QTY
-----------------------------------------------------------------------------------------
ITEM02             SS7 HARDWARE & SOFTWARE
-----------------------------------------------------------------------------------------
                   Signalling System Controller                                         2
                   Communication Unk Controller                                         2
                   Continuity Test PWBA                                                 3
                   Data Unk III                                                         2
                   SS-7 Software                                                        1
                   Miscellaneous cables
                   Link Pair Software

ITEM 02A           SS7 SPARES
-----------------------------------------------------------------------------------------
                   Signalling System Controller PWBA                                    1
                   Communication Link Controller PWBA                                   1


SIEMENS                                                                SOFTWARE
Stromberg-Carlson                                                       LICENSE
                                   EXHIBIT B                           AGREEMENT
400 Rinehart Road
Lake Mary, Florida 342746
(407) 333-5500

To:

THIS LICENSEE AGREEMENT IS EFFECTIVE ON THE     25th     day of July     , 1994;
                                            -----------         ---------    ---
by and between Siemens Stromberg-Carlson with offices at 400 Rinehart Road, Lake
                                            ------------------------------------
Mary, Florida ("SSC" or "Licensor) and Athena International, Ltd. Liability Co. dba Athena International, LLC with offices at 910 15th Street, Suite 330, ----------------------------------- ---------------------------- Denver,
Colorado 80202-2928 ("Buyer" or "Licensee") ---------------------------

                           SOFTWARE LICENSE AGREEMENT

Under this Agreement, Buyer (hereinafter referred to as "Licensee") will acquire from Siemens Stromberg-Carlson (hereinafter referred to as "Licensor") and "Designated DCO" (defined below), which includes being furnished the "Software Product" (defined below) and rights to use it in the operation of the Designated DCO under the following terms and conditions.

1. In addition to definitions contained elsewhere herein, certain terms shall have meanings as follows:

     a. "Affiliated Corporation" means a subsidiary, parent, or sister subsidiary either directly or indirectly controlling or controlled by the party hereto or directly or indirectly controlled by a common parent of the affiliate and the party.

     b.   "Derivative   Work"  means   computer   program   instructions   which
          incorporate all or potions of a Software Product directly or through linking and locating.

     c. "Designated DCO" means the Digital Central Office System equipment supplied to the Licensee by the Licensor for which the site dependent data base questionnaire submitted by Licensee to the Licensor is applicable.

     d. "Generic Computer Program" means a software computer program in which there subsides a set of computer instruction steps which are generic to more than the specific version of the computer program which is furnished under the license. (For the Software Products furnished under a given license, only the applicable computer program steps Products furnished under a given license, only the applicable computer program steps necessary to provide the licensed feature are enabled.)

     e. "Improvement/Enhancement" means any improvements or enhancements to the Software Product, or to the composite hardware and software design of the Designated DCO which includes an improvement or enhancement to the Software Product.

     f. "Improvement/Enhancements Grant-Back Rights" means royalty-free-worldwide, non-exclusive rights to make, have made, sell (including disposition to an end-user) and use under copyrights to software patents, copyrights to firmware and semiconductor mask registration rights in and to Improvements/Enhancements, with the right to sub-license to Affiliated Corporations (such sublicense to survive any subsequent termination of the affiliation.

     g. "Software Product" means the software computer program, which is tailored for use in the operation of the Designated DCO (in accordance with the site dependent data base questionnaire submitted by the Licensee to the Licensor) and which includes the following materials:

          (1.0)a set of machine readable computer program instructions recorded on magnetic disks or other storage media; and;

          (2.0)a source code listing of the data base portion of the computer program instructions, augmented by the programmer's annotations; and

          (3.0)all releases, issues or short sequences of computer program instruction modifications ("patches") furnished by the Licensor to the Licensee as a replacement for or for the modification of previously furnished materials; and

          (4.0)all Derivative Works or modifications, by whomever made, or any of the foregoing; and

          (5.0)all copies of any of the foregoing, in whole or in part, by whomever made.

2. In consideration of the right-to-use fee, stated in the Licensor's invoice for the Designated DCO equipment, the Licensor grants under the proprietary rights (including copyrights) and the Licensee accepts, in accordance with the law of New York, and indivisible, non-exclusive and non-transferable (except as provided in Section 2.m.) license in each Software Product furnished hereunder to use the Software Product on the Designated DCO subject to the following terms:

     a.   The Licensee Agrees:

          (1.0)it shall limit its use of each Software Product solely to the operation of the applicable Designated DCO and no other purpose; and

          (2.0)it shall limit its making of copies of the Software Product, in whole or in part, to copies reasonably necessary for the operation of the Designated DCO and shall make none other; and

          (3.0)It  shall  reproduce  all  proprietary  notices,   including  the
               copyright notices of the Licensor, which appear on are encoded within the Software Product in the form or forms in which the Software Product is received from the Licensor, upon all copies, Derivative Works or other modifications which the Licensee shall make; and

          (4.0)The Software Product (physical materials, including all copies by whomever made) shall be the property of the Licensor;

          (5.0)The Licensee  recognizes  that the Software  Product is a Generic
               Computer Program, and shall not do, or cause to be done, anything to activate any of the subsisting non-enabled computer instruction  steps  therein.  Further,  the Licensor  reserves to itself the exclusive right to cause the subsiding non-enabled program instruction steps to be activated (by the issuance under the license of a version of Software Product have the applicable additional computer instruction steps enabled) pursuant to standard right-to-use software license upgrade Fees or, in the absence of a standard upgrade fee, for an upgrade fee to be negotiated.

     b. As an additional fee required hereunder for the Software Product, the Licensee shall further pay to the Licensor any state or local taxes, however designated, levied against and paid by the Licensor, based upon this transaction, or based upon Licensor's, or the Licensee's interests in the Software Product, including sales, privilege, use, personal property or intangible property taxes, exclusive, however, of taxes based upon net income.

     c. Notwithstanding any other provision hereof, in the event Licensor develops improvements or enhancements to the Software Product which represent significant "value added" to the Designated DCO or which represent a significant improvement of performance of the Designated DCO, the Licensor reserves the right to market the improvement or enhancement as a separate offering (requiring payment of an additional right-to-use fee, and which at the Licensor's option may require the Licensee to execute a new Software Product License).

     d. The Licensee hereby grants and agrees to grant to the Licensor, to the extent it lawfully may, the Improvements/Enhancements Grant-Back Rights related to any development whether made by the Licensor, Licensee, or agents of the Licensee, of all or any portion of any Software Product furnished hereunder pursuant to any request or specifications by the Licensee for a design different from Licensor's design, and regardless of whether or not the Licensee has compensated the Licensor for its performance of such development. Title to patents, copyrights, trade secrets and mask registrations developed by Licensor pursuant to any request or specifications by the Licensee and regardless of whether the Licensee has compensated the Licensor for its performance of such development shall vest in Licensor; Licensee, however, is to get Improvements/Enhancements Grant-Back Rights.

     e. The Licensee shall not merge any Software Product with other software computer program materials to form a Derivative Work or otherwise modify or alter a Software Product in any manner whatsoever, unless prior thereto the Licensee shall execute a written grant-back, in a form satisfactory to the Licensor, granting to the Licensor the Improvement/Enhancements Grant-Back Rights in and to the merged, modified or altered Software Product. However, nothing in this subsection 2.e. shall be interpreted or construed as entitling the Licensee to access to the source code version of the Software Product, as entitling the Licensee to access to the source code version of the Software Product, or to receive any manner of support of the Licensee's efforts to merge, modify or alter Software Product from Licensor.

     f.   The Licensee  agrees that any  communication  or other  disclosure  of information it makes to the Licensor related to a request/ specification for an improvement, enhancement, to modification to Licensor's design of the Software Product shall be made upon a nonconfidential basis without any manner of restriction of Licensor in its use of dissemination of received information.

     g. Five (5) year initial term; option for fifty (50) year extension term; and requirement for notice:

          (1.0)The term of this License shall be five (5) years from and after the date of turnover to the Licensee of the Designated DCO; and the Licensee's rights-to-use the Software Product and this License shall terminate upon the expiration of such term, unless the Licensee has exercised its option to acquire a license extension term, pursuant to Subsection 2.g. (2.0), following.

          (2.0)The Licensor hereby grants Licensee an option whereby in return for the payment of the then current right-to-use renewal fee, the Licenseee shall acquire a paid-up license extension for a term of fifty (50) years starting immediately upon expiration of the initial five (5) year term.

          (3.0)The foregoing notwithstanding, the Licensee's failure to exercise the foregoing option by the date of expiration of the initial five (5) year term shall not bring about the termination of the Licensee's rights-to-use the Software Product and termination of this License, unless the Licensor has provided the Licensee with six (6) months advanced written notice advising the Licensee of such impending termination (See also Subsection 2.1, hereinafter, pertaining to notices.)

     h.   Default Termination:

          (1.0)The Licensor  and the Licensee  shall have the right to terminate this License in the event of any default by the other party which the defaulting party fails to correct within a period of sixty
               (60) days after the receipt of notice thereof from the non-defaulting party, or immediately and without notice in the event that any bankruptcy, arrangement for the benefit of creditors or insolvency proceedings are commenced, or against the Licensee, or in the event of the appointment of an assignee for benefit of creditors or a receiver of the Licensee or its properties.

                      "ADDITIONAL" SECRETARY'S CERTIFICATE

     I, _____________, do hereby certify that I am the Secretary of ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC, a Limited Liability Company duly organized and existing under the laws of the State of Louisiana ("Company) "); that I am the keeper of the seal of the company and company records, including, without limitation, the Operating Agreement, By-Laws and the minutes of the meeting of the Managing Members of the Company; that the following is an accurate and compared transcript of the resolutions contained in the minute book of the Company, which resolutions were duly adopted and ratified at a meeting of the Managing Members of the Company duly convened and held in accordance with the By-Laws and Operating Agreement of the Company on the __________ day of ,19__, at which time a quorum was present and acted throughout; and that said resolutions have not in any way been modified, repealed or rescinded, but are in full force and effect:

          "RESOLVED, that any Managing Member of the Company be and is hereby authorized and empowered in the name and on behalf of this Company to enter into one or more lease agreements with TELECOMMUNICATIONS FINANCE GROUP ("hereinafter called "LESSOR") concerning personal property leased to the Company; from time to time to modify, supplement or amend any such agreements; and to do and perform all other acts and things deemed by such Managing Member to be necessary, convenient or proper to carry out any of the foregoing; and be it

          FURTHER RESOLVED, that all that any Managing Member shall have done or may do in the premises is hereby ratified and approved; and be it

          FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or recission shall have been received by LESSOR and that receipt of such notice shall not effect any action taken or loans or advances made by LESSOR prior thereto and LESSOR is authorized to rely upon said resolutions until receipt by it of written notice of any change; and be it

          FURTHER RESOLVED, that the Secretary be and is hereby authorized and directed to certify to LESSOR that the foregoing resolutions and provisions thereof are in conformity with the Operating Agreement and By-Laws of this Company."

     I do further certify that the Lease Agreement entered into by the Company and LESSOR concerning the follow items of personal property:

Siemens Stromberg-Carlson Designated Product plus Peripheral Equipment is one of the agreements referred to in said resolutions and was duly executed pursuant thereto and there are no restriction imposed by the Operating Agreement or By-Laws of the Company restricting the power or authority of the Managing Memo of the Company to adopt the foregoing resolutions or upon the Company or its Managing Members to act in accordance therewith.

     I do further certify that the following are names and specimen signatures of Managing Members of the Company empowered and authorized by the above resolutions, each of which has been duly elected to hold and currently holds the of the Company set opposite his name:

NAME                                OFFICE                   SIGNATURE
----                                ------                   ---------

Kevin H. Pollard               President & CEO              /s/ Kevin H. Pollard

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 2nd day of April, 1998
             ---        -----    --

                            /s/ Kevin H. Pollard
                            ----------------------------------------------------
(SEAL)                      Secretary of ATHENA INTERNATIONAL LTD. LIABILITY CO.
                            DBA ATHENA INTERNATIONAL, LLC

                      "ADDITIONAL" SECRETARY'S CERTIFICATE

     I, ____________, Craig Beines, do hereby certify that I am the Secretary of ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC, a Limited Liability Company duly organized and existing under the laws of the State of Louisiana ("Company)"); that I am the keeper of the seal of the company and company records, including, without limitation, the Operating Agreement, By-Laws and the minutes of the meeting of the Managing Members of the Company; that the following is an accurate and compared transcript of the resolutions contained in the minute book of the Company, which resolutions were duly adopted and ratified at a meeting of the Managing Members of the Company duly convened and held in accordance with the By-Laws and Operating Agreement of the Company on the _____ day of _________, 19__ at which time a quorum was present and acted throughout; and that said resolutions have not in any way been modified, repealed or rescinded, but are in full force and effect:

          "RESOLVED, that any Managing Member of the Company be and is hereby authorized and empowered in the name and on behalf of this Company to enter into one or more lease agreements with TELECOMMUNICATIONS FINANCE GROUP ("hereinafter called "LESSOR") concerning personal property leased to the Company; from time to time to modify, supplement or amend any such agreements; and to do and perform all other acts and things deemed by such Managing Member to be necessary, convenient or proper to carry out any of the foregoing; and be it

          FURTHER RESOLVED, that all that any Managing Member shall have done or may do in the premises is hereby ratified and approved; and be it

          FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or recission shall have been received by LESSOR and that receipt of such notice shall not effect any action taken or loans or advances made by LESSOR prior thereto and LESSOR is authorized to rely upon said resolutions until receipt by it of written notice of any change; and be it

          FURTHER RESOLVED, that the Secretary be and is hereby authorized and directed to certify to LESSOR that the foregoing resolutions and provisions thereof are in conformity with the Operating Agreement and By-Laws of this Company."

     I do further certify that the Lease Agreement entered into by the Company and LESSOR concerning the following items of personal property:

Siemens Stromberg-Carlson Designated Product plus Peripheral Equipment is one of the agreements referred to in said resolutions and was duly executed pursuant thereto and there are no restrictions imposed by the Operating Agreement or By-Laws of the Company restricting the power or authority of the Managing Members of the Company to adopt the foregoing resolutions or upon the Company or its Managing Members to act in accordance therewith.

     I do further certify that the following are names and specimen signatures of Managing Members of the Company empowered and authorized by the above resolutions, each of which has been duly elected to hold and currently holds the office of the Company set opposite his name:

NAME                                 OFFICE                 SIGNATURE
----                                 ------                 ---------

Kevin H. Pollard                President & CEO             /s/ Kevin H. Pollard

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 23 day of March, 1998
             --        -----    --

                            ____________________________________________________
(SEAL)                      Secretary of ATHENA INTERNATIONAL LTD. LIABILITY CO.
                            DBA ATHENA INTERNATIONAL, LLC

                             SECRETARY'S CERTIFICATE

     I, Craign Beiner,  do hereby  certify that I am the Assistant  Secretary of
        -------------
ATHENA INTERNATIONAL LTD. LIABILITY CO. dba ATHENA INTERNATIONAL, LLC, a corporation duly organized and existing under the laws of the State of Colorado ("Corporation"); that I am the keeper of the seal of the corporation and corporate records, including, without limitation, the Charter, By-Laws and the minutes of the meeting of the Board of Directors of the Corporation; that the following is an accurate and compared transcript of the resolutions contained in the minute book of the Corporation, which resolutions were duly adopted and ratified at a meeting of the Board of Directors of the Corporation duly convened and held in accordance with the By-Laws and Charter of the Corporation on the 29
                                                                              --
day of March, 1996 at which time a quorum was present and acted throughout;  and
       -----    --
that said resolutions have not in any way been modified, repealed or rescinded, but are in full force and effect:

          "RESOLVED, that any officer of the Corporation be and is hereby authorized and empowered in the name and on behalf of this Corporation to enter into one or more lease agreements with TELECOMMUNICATIONS FINANCE GROUP ("hereinafter called "LESSOR") concerning personal property leased to the Corporation; from time to time to modify, supplement or amend any such agreements; and to do and perform all other acts and things deemed by such officer to be necessary, convenient or proper to carry out any of the foregoing; and be it

          FURTHER RESOLVED, that all that any officer shall have done or may do in the premises is hereby ratified and approved; and be it

          FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or recission shall have been received by LESSOR and that receipt of such notice shall not effect any action taken or loans or advances made by LESSOR prior thereto and LESSOR is authorized to rely upon said resolutions until receipt by it of written notice of any change; and be it

          FURTHER RESOLVED, that the Secretary be and is hereby authorized and directed to certify to LESSOR that the foregoing resolutions and provisions thereof are in conformity with the Charter and ByLaws of this Corporation."

     I do further certify that the Lease Agreement entered into by the Corporation and LESSOR concerning the following items of personal property:

Siemens Stromberg-Carlson Designated Product plus Peripheral Equipment is one of the agreements referred to in said resolutions and was duly executed pursuant thereto and there are no restrictions imposed by the Charter or By-Laws of the Corporation restricting the power or authority of the Board of Directors of the Corporation to adopt the foregoing resolutions or upon the Corporation or its officers to act in accordance therewith.

     I do further certify that the following are names and specimen signatures of officers of the Corporation empowered and authorized by the above resolutions, each of which has been duly elected to hold and currently holds the office of the Corporation set opposite his name:

NAME                                   OFFICE              SIGNATURE
----                                   ------              ---------

William Cooper            Vice President - Operations      /s/ William F. Cooper

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 3rd day of March 1998.
             ---        -----   --

                        /s/ Craig Beiner
                        ________________________________________________________
(SEAL)                  Assistant Secretary of ATHENA INTERNATIONAL LTD LIABILIT
                                                   dba ATHENA INTERNATIONAL, LLC

                             SECRETARY'S CERTIFICATE

     I, P. Scott  Muller,  do hereby  certify that I am the  Secretary of ATHENA
        ----------------
INTERNATIONAL LTD. LIABILITY CO. dba ATHENA INTERNATIONAL LLC, a Limited Liability Company duly organized and existing under the laws of the State of Louisiana ("Corporation"); that I am the keeper of the seal of the corporation and corporate records, including. without limitation, the Charter, By-Laws and the minutes of the meeting of the Board of Directors of the Corporation; that the following is an accurate and compared transcript of the resolutions contained in the minute book of the Corporation, which resolutions were duly adopted and ratified at a meeting of the Board of Directors of the Corporation duly convened and held in accordance with the By-Laws and Charter of the Corporation on the 1st day of Dec., 1996. at which time a quorum was present and
                   ---        ----    --
acted throughout: and that said resolutions have not in any way been modified, repealed or rescinded, but are in full force and effect:


          "RESOLVED, that any officer of the Corporation be and is hereby authorized and empowered in the name and on behalf of this Corporation to enter into one or more lease agreements with TELECOMMUNICATIONS FINANCE GROUP ('hereinafter called "LESSOR") concerning personal property leased to the Corporation; from time to time to modify, supplement or amend any such agreements: and to do and perform all other acts and things deemed by such officer to be necessary, convenient or proper to carry out any of the foregoing; and be it

          FURTHER RESOLVED, that all that any officer shall have done or may do in the premises is hereby ratified and approved; and be it

          FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or recission shall have been received by LESSOR and that receipt of such notice shall not effect any action taken or loans or advances made by LESSOR prior thereto and LESSOR is authorized to rely upon said resolutions until receipt by it of written notice of any change: and be it

          FURTHER RESOLVED, that the Secretary be and is hereby authorized and directed to certify to LESSOR that the foregoing resolutions and provisions thereof are in conformity with the Charter and By-Laws of this Corporation."

     I do further certify that the Lease Agreement entered into by the Corporation and LESSOR concerning the following items of personal property:

Siemens Stromberg-Carlson Designated Product plus Peripheral Equipment is one of the agreements referred to in said resolutions and was duly executed pursuant thereto and there are no restrictions imposed by the Charter or By-Laws of the Corporation restricting the power or authority of the Board or Directors of the Corporation to adopt the foregoing resolutions or upon the Corporation or its officers to act in accordance therewith.

     I do further certify that the following are names and specimen signatures of officers of the Corporation empowered and authorized by the above resolutions, each of which has been duly elected to hold and currently holds the office of the Corporation set opposite his name:

NAME                                 OFFICE               SIGNATURE
----                                 ------               ---------

Michael Landers            Exec. Managing Director        /s/ Michael T. Landers
Thomas W. Wilson           Managing Director              /s/ Thomas W. Wilson
William F. Cooper, III     Managing Director              /s/ Willim F. Cooper
P. Scott Muller            Managing Director              /s/ P. Scott Muller


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation this 1st day of Dec. 1996
                 ---        ----   --

                            /s/ P. Scott Muller
                            ----------------------------------------------------
(SEAL)                      Secretary of ATHENA INTERNATIONAL LTD. LIABILITY CO.
                            dba ATHENA INTERNATIONAL, LLC

                             SECRETARY'S CERTIFICATE

     I, P. Scott  Muller,  do hereby  certify that I am the  Secretary of ATHENA
        ----------------
INTERNATIONAL LTD. LIABILITY CO. dba ATHENA INTERNATIONAL LLC, a Limited Liability Company duly organized and existing under the laws of the State of Louisiana ("Corporation"); that I am the keeper of the seal of the corporation and corporate records, including. without limitation, the Charter, By-Laws and the minutes of the meeting of the Board of Directors of the Corporation; that the following is an accurate and compared transcript of the resolutions contained in the minute book of the Corporation, which resolutions were duly adopted and ratified at a meeting of the Board of Directors of the Corporation duly convened and held in accordance with the By-Laws and Charter of the Corporation on the 1st day of Dec., 1996. at which time a quorum was present and
                   ---        ----    --
acted throughout: and that said resolutions have not in any way been modified, repealed or rescinded, but are in full force and effect:


          "RESOLVED, that any officer of the Corporation be and is hereby authorized and empowered in the name and on behalf of this Corporation to enter into one or more lease agreements with TELECOMMUNICATIONS FINANCE GROUP ('hereinafter called "LESSOR") concerning personal property leased to the Corporation; from time to time to modify, supplement or amend any such agreements: and to do and perform all other acts and things deemed by such officer to be necessary, convenient or proper to carry out any of the foregoing; and be it

          FURTHER RESOLVED, that all that any officer shall have done or may do in the premises is hereby ratified and approved; and be it

          FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or recission shall have been received by LESSOR and that receipt of such notice shall not effect any action taken or loans or advances made by LESSOR prior thereto and LESSOR is authorized to rely upon said resolutions until receipt by it of written notice of any change: and be it

          FURTHER RESOLVED, that the Secretary be and is hereby authorized and directed to certify to LESSOR that the foregoing resolutions and provisions thereof are in conformity with the Charter and By-Laws of this Corporation."

     I do further certify that the Lease Agreement entered into by the Corporation and LESSOR concerning the following items of personal property:

Siemens Stromberg-Carlson Designated Product plus Peripheral Equipment is one of the agreements referred to in said resolutions and was duly executed pursuant thereto and there are no restrictions imposed by the Charter or By-Laws of the Corporation restricting the power or authority of the Board or Directors of the Corporation to adopt the foregoing resolutions or upon the Corporation or its officers to act in accordance therewith.

     I do further certify that the following are names and specimen signatures of officers of the Corporation empowered and authorized by the above resolutions, each of which has been duly elected to hold and currently holds the office of the Corporation set opposite his name:

NAME                                 OFFICE               SIGNATURE
----                                 ------               ---------

Michael Landers            Exec. Managing Director        /s/ Michael T. Landers
William F. Cooper, III     Managaing Director             /s/ Willim F. Cooper
Thomas W. Wilson           Managing Director              /s/ Thomas W. Wilson


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation this 1st day of Dec. 1996
                 ---        ----   --

                            /s/ P. Scott Muller
                            ----------------------------------------------------
(SEAL)                      Secretary of ATHENA INTERNATIONAL LTD. LIABILITY CO.
                            dba ATHENA INTERNATIONAL, LLC

                             SECRETARY'S CERTIFICATE

     I, P. Scott  Muller,  do hereby  certify that I am the  Secretary of ATHENA
        ----------------
INTERNATIONAL  LTD.  LIABILITY  CO.  dba  ATHENA  INTERNATIONAL,  LLC a  Limited
Liability Company duly organized and existing under the laws of the State Louisiana ("Company) "); that I am the keeper of the seal of the company and company records, including, without limitation, the Operating Agreement, By-Laws and the minutes of the meeting of the Managing Members of the Company; the following is an accurate and compared transcript of the resolutions contained in the minute book of the Company, which resolutions were duly adopted and ratified at a meeting of the Managing Members of the Company duly convened and held in accordance with the By-Laws and Operating Agreement of the Company on the ___ day of ____ 19__, at which time a quorum was present and acted throughout; and that said resolutions have not in any way been modified, repealed or rescinded, but are in full force and effect:

          "RESOLVED, that any Managing Member of the Company be and is hereby authorized and empowered in the name and on behalf of this Company to enter into one or more lease agreements with TELECOMMUNICATIONS FINANCE GROUP ("hereinafter called "LESSOR") concerning personal property leased to the Company; from time to time to modify, supplement or amend any such agreements; and to do and perform all other acts and things deemed by such Managing Member to be necessary, convenient or proper to carry out any of the foregoing; and be it

          FURTHER RESOLVED, that all that any Managing Member shall have done or may do in the premises is hereby ratified and approved; and be it

          FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or recission shall have been received by LESSOR and that receipt of such notice shall not effect any action taken or loans or advances made by LESSOR prior thereto and LESSOR is authorized to rely upon said resolutions until receipt by it of written notice of any change; and be it

          FURTHER RESOLVED, that the Secretary be and is hereby authorized and directed to certify to LESSOR that the foregoing resolutions and provisions thereof are in conformity with the Operating Agreement and By-Laws of this Company."

     I do further certify that the Lease Agreement entered into by the Company and LESSOR concerning the following items of personal property:

Siemens Stromberg-Carlson Designated Product plus Peripheral Equipment is one of the agreements referred to in said resolutions and was duly executed pursuant thereto and there are no restrictions imposed by the Operating Agreement or By-Laws of the Company restricting the power or authority of the Managing Members of the Company to adopt the foregoing resolutions or upon the Company or its Managing Members to act in accordance therewith.

     I do further certify that the following are names and specimen signatures of Managing Members of the Company empowered and authorized by the above resolutions, each of which has been duly elected to hold and currently holds the office of the Company set opposite his name:

NAME                                 OFFICE               SIGNATURE
----                                 ------               ---------

Michael Landers            Executive Managing Director    /s/ Michael T. Landers
William F. Cooper, III     Managing Director              /s/ William F. Cooper
Thomas W. Wilson           Managing Director              /s/ Thomas W. Wilson

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation this 1st day of Dec. 1996
                 ---        ----   --

                            /s/ P. Scott Muller
                            ----------------------------------------------------
(SEAL)                      Secretary of ATHENA INTERNATIONAL LTD. LIABILITY CO.
                            dba ATHENA INTERNATIONAL, LLC

                             SECRETARY'S CERTIFICATE

     I, P. Scott Muller, do hereby certify that I am the Secretary of Athena International, LLC, a Limited Liability Company duly organized and existing under the laws of the State of Colorado (Company); that I am the keeper of the seal of the Company and company records, including, without limitation, the Operating Agreement, By-Laws and the minutes of the meeting of the Managing Members of the Company; that the Following is an accurate and compared transcript of the resolutions contained in the minute book of the Company, which resolutions were duly adopted and ratified at a meeting of the Managing Members of the Company duly convened and held in accordance with the By-Laws and Operating Agreement of the Company on the 18 day of October, 1994, at which time a quorum was present and acted throughout; and that said resolutions have not in any way been modified, repealed or rescinded, but are in full force and effect:

          RESOLVED, that any Managing Member of the Company be and is hereby authorized and empowered in the name and on behalf of this Company to enter into one or more lease agreements with Telecommunications Finance Group (hereinafter called "LESSOR") concerning personal property leased to the Company; from time to time to modify, supplement or amend any such agreements; and to do and perform all other acts and things deemed by such officer to be necessary, convenient or proper to carry out any of the foregoing; and be it

          FURTHER RESOLVED, that all that any managing member shall have done or may do in the premises is hereby ratified and approved; and be it

          FURTHER RESOLVED, that the Foregoing resolutions shall remain in full force and effect until written notice of their amendment or rescission shall have been received by LESSOR and that receipt of such notice shall not effect any action taken or loans or advances made by LESSOR prior thereto and LESSOR is authorized to rely upon said resolutions until receipt by it of written notice of any change; and be it

          FURTHER RESOLVED, that the Secretary be and is hereby authorized and directed to certify to LESSOR that the foregoing resolutions and provisions thereof are in conformity with the Operating Agreement and By-Laws of this Company."

     I do further certify that the Lease Agreement entered into by the Company and LESSOR concerning the following items of personal property:

Siemens Stromberg-Carlson Digital Central Office Carrier Switch plus Peripheral Equipment is one of the agreements referred to in said resolutions and was duly executed pursuant thereto and there are no restrictions imposed by the Operating Agreement or By-Laws of the Company restricting the power or authority of the Managing Members of the Company to adopt the foregoing resolutions or upon the Company or its officers to act in accordance therewith.

I do further certify that the following are names and specimen signatures of officers of the Company empowered and authorized by the above resolutions, each of which has been duly elected to hold and currently holds the office of the Company set opposite his/her name:

NAME                                 OFFICE               SIGNATURE
----                                 ------               ---------

William F. Cooper, III           Managing Member          /s/ Willim F. Cooper

Michael T. Landers               Managing Member          /s/ Michael T. Landers

P. Scott Muller                  Managing Member          /s/ P. Scott Muller

Thomas W. Wilson                 Managing Member          /s/ Thomas W. Wilson


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation this 18 day of October 1994

                                           /s/ P. Scott Muller
                                          --------------------------------------
(SEAL)                                    Secretary of Athena International, LLC

                               CONSENT AND WAIVER
                 BY OWNER, LANDLORD OR MORTGAGEE OF REAL ESTATE
                   (hereinafter referred to as "Undersigned")

1. FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Undersigned, Fortner & Son d/b/a The Denver Gas and Electric Building
               -----------------------------------------------------------------
                     NAME
of     910 15th Street        Denver,           Denver,         Colorado  80202
       -------------------------------------------------------------------------
       (NO. OF STREET)      (CITY OR TOWN)      (COUNTY)         (STATE)  (ZIP)
being owner, landlord or mortgagee of certain real estate known as
       910 15th Street, Suite 966, Denver,       Denver             CO    80202-
       (NO. OF STREET)      (CITY OR TOWN)      (COUNTY)         (STATE)  (ZIP)
and briefly described as follows:
Suite-966 - 70, located in the Denver Gas and Electric Building, Denver, Colorado 80202

said premises now being occupied by Athena International, Ltd. Liability Co. dba
                                    --------------------------------------------
Athena International LLC (hereinafter  referred to as "Occupant") which Occupant
------------------------
will  enter or has  entered  into a Lease  Agreement  dated as of July 25,  1994
                                                                  --------------
(hereinafter referred to as "Instrument" and herein by reference made a part hereof) with Telecommunications Finance Group, 400 Rinehart Road, Lake Mary, Florida 32746 (hereinafter referred to as "LESSOR"), whereby LESSOR will lease or has leased the property described or to be described in said Instrument (or in documents ancillary thereto) and generally described as follows (hereinafter referred to as the "Equipment"):

Siemens Stromberg-Carlson Digital Central Office Carrier Switch plus Peripheral Equipment does hereby agree that the said Equipment may be situated in and temporarily affixed to the above-described real estate and that said Equipment is to remain personal property notwithstanding the manner which it is affixed to said real estate and that title thereof shall remain in LESSOR, its legal representatives, successors, agents or assigns until such time as it is conveyed by LESSOR to other parties.

2. This Agreement shall also apply to any of the above-described Equipment which is already on the premises or may hereafter be delivered or installed thereon, and is, or may hereafter become, subject to the aforementioned instrument.

3. Undersigned waives each and every right which Undersigned now has or may hereafter have under the laws of the State of CO or any other state or by terms of any real estate lease or mortgage now in effect or hereafter executed by Undersigned or said Occupant to levy or distrain upon for rent, in arrears, in advance, or both, or to claim or assert title to the aforesaid Equipment.

4. Undersigned recognizes and acknowledges that any claim or claims that LESSOR has or may hereafter have against said equipment by virtue of the aforementioned Instrument is superior to any lien or claim of any nature which Undersigned now has or may hereafter have to such Equipment by statute, agreement or otherwise.

5. It is further agreed that LESSOR or its assigns or agents may remove said Equipment from the above-described premises whenever LESSOR feels it is necessary to do so to protect its interest and without liability or accountability to the Undersigned therefor, except that such removal shall be accomplished with as little disruption to the Undersigned's Building operation as possible, and that LESSOR repair any damage which it may cause to the Leased Premises by reason of such removal.

6. LESSOR may, without affecting the validity of this agreement, extend the terms of payment of any indebtedness of Occupant to LESSOR or alter the performance of any of the terms and conditions of aforementioned Instrument, without the consent of Undersigned and without giving notice thereof to Undersigned.

7. This agreement inures to the benefit of the successors, transferees and assigns of LESSOR and shall be binding upon heirs, personal representatives, successors and assigns of Undersigned.

IN WITNESS WHEREOF, the Undersigned has set his hand and seal, or caused its hand and seal to be affixed this 12th day of October, 1994.
                                 ----        --------------

(SEAL)                                        By: Seymour S. Fortner
                                              Title: Partner
Witness /s/ Jacqueline Mills                  /s/ Seymour S. Fornter (L.S.)
                                              200 Gas & Electric Bldg. (Address)
My commission expires 3/11/98                 90015 Street, Denver, CO 80202

                               To:    Betty Kayton

                              Fax:    (650) 968-8313

                             From:    Jacqueline S. Keys

                             Date:    October 22, 1998

                            Pages:    17, including cover sheet.

                                      Betty,

                                      Following are the assignment documents for the Denver, Colorado lease. Please review immediately as we will not prepare the other assignment documents for New York, NY and Los Angeles, CA until we have your concurrence on these.

                                      Please   contact   Jeff   Boggs  at  (407)
                                      924-5094 with any comments.  If you concur
FAX with the documents as they are, then please contact me, so that I can prepare the other assignments.

                                      Jackie


              From the desk of...

                Jacqueline S. Keys
       Associate Financial Analyst
   Telecommunications Finance Group
                  400 Rinehart Road
                Lake Mary, FL 32746

                     (407) 942-6627
                Fax: (407) 942-5093

                        TELECOMMUNICATIONS FINANCE GROUP
--------------------------------------------------------------------------------
400 RINEHART ROAD o LAKE MARY. FLORIDA 32746 o (407) 942-6627 Fax:(407) 942-5093

October 22. 1998

Ms. Betty Kayton
GST Global Telecommunication, Inc.
1890 N. Shoreline Blvd.
Mountain View, CA 94043-1320

Subject:  Lease Agreement dated July 25, 1994 between Telecommunications Finance
          Group  and  ATHENA   INTERNATIONAL   LTD.  LIABILITY  CO.  DBA  ATHENA
          INTERNATIONAL, LLC for Equipment. installed in Denver, Colorado

Dear Betty:

Enclosed are the following documents which require execution in order to assign the subject lease from ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTEILNATIONAL, LLC to ADVANTAGE:

(1) Assignment of Lease -All three copies should be executed by both parties. Signatures must be notarized (page 5).

(2)  Secretary's Certificate. This should be executed by Advantage.

Upon return to TFG and TFG's subsequent execution, one original set will be returned to you for your records.

Should you have any questions, please contact Jeff Boggs at 407-942-5094.

Sincerely,

/s/ JKeys
Jacqueline S. Keys
Associate Financial Analyst

                               ASSIGNMENT OF LEASE

     Pursuant to the terms of that certain Agreement for Purchase and Sale of Assets dated __________ 19__, between the parties hereto ("Agreement"), this ASSIGNMENT OF LEASE (the '"Assignment"), is made and entered into this _____ of _________ 19__, by and between ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL LLC, a Louisiana Limited Liability Company having its principal place of business at 701 Poydras St., $ 675 One Shell Square, New Orleans, Louisiana 70139 (the "Assignor"), and ADVANTAGE, a Louisiana Limited. } Partnership having its principal place of business at 909 Poydras St. #2230, New Orleans, Louisiana 70112. (the "Assignee").

                              W I T N E S S E T H :

     FOR AND IN CONSIDERATION of the sum of Ten Dollars ($10,00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Assignor does hereby grant, transfer, and assign, all of its right, title and interest in, to, and under that certain Lease Agreement entered into on July 25, 1994 between Telecommunications Finance Group, as Lessor, and ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC, as Lessee, (hereinafter referred to as the "Lease"), which Lease covers that certain Siemens Information and Communication Networks, Inc. switch and peripheral equipment (hereinafter referred to as the "Property"), said Property being more particularly described in the Lease.

     TO HAVE AND TO HOLD unto the Assignee, its successors and assigns forever, subject to and upon the terms and conditions set forth herein:

     1. Assumption by Assignee. Assignee hereby agrees to be bound by and promptly pay, perform, assume and discharge any and all obligations of Assignor under the terms of the Lease, as Lessee thereunder that exist as of the date of execution hereof and which arise or become due after the date hereof.

     2. Warranties of Assignor. Assignor hereby warrants and represents to Assignee that:

          (a) Assignor has not made any assignment other than this Agreement of any of the rights of the Assignor under the Lease; and

          (b) There exists no default or event of default or any state of facts which would, with the passage of time, or the giving of notice, or both, constitute a default or event of default on the part of Assignor, or by the Lessee under the terms of the Lease.

     3. Right to Assign. Assignor covenants that it is lawfully seized and possessed of the interest herein assigned, that it has a good right to convey the same without the necessity of consent by any entity not delivered to Assignee simultaneously herewith, and that the same is free from all encumbrances.

     4. Indemnity by Assignor. Assignor hereby agrees to indemnify, hold Assignee harmless and at Assignee's election shall defend Assignee, its employees, agents, officers, successors and assigns from any and all claims, liabilities, reasonable costs, damages, reasonable expenses and reasonable attorneys' fees resulting from or attributable to Assignor's assignment of all its right, title and interest in, to and under the Lease and from and against any and all claims under the Lease arising from incidents or events prior to or simultaneous with the execution hereof.

     5. Indemnity of Assignee. Assignee hereby agrees to indemnify, hold Assignor harmless and at Assignor's election, shall defend Assignor, its employees, agents, officers, successors and assigns from any and all claims, liabilities, reasonable costs, damages, reasonable expenses and reasonable attorneys' fees under the Lease arising from incidents or events occurring subsequent to the execution hereof.

     6. Successors and Assigns. This Assignment and the agreements set forth herein shall inure to the benefit of, and be binding upon, Assignor and Assignee, and their respective successors and assigns in accordance with the terms and conditions of the "Lease," including Section 21(a).

     7. Incorporation of Agreements. The terms of the Agreement and the Lease are incorporated herein by reference as if set forth herein verbatim.

     8. As a material term and condition precedent, to this Assignment, Assignor and Assignee agree that all terms and conditions in the Siemens Information and Communication Networks, Inc. Software License Agreement (Exhibit B to Lease) apply, and furthermore Assignee agrees to execute a new Software License Agreement with Siemens Information and Communication Networks, Inc as a material obligation of this Assignment. Notwithstanding the provisions of m (1.0) of said Software License Agreement, it is agreed that the terms and conditions thereof apply not to a transfer of ownership of the Designated Product, but an assignment of a leasehold interest.

     9. Notwithstanding this Assignment and Telecommunications Finance Group's consent to it Assignor remains fully liable to Telecommunications Finance Group for all obligations of the Assignee pursuant to the Lease to the extent suck obligations are not totally fulfilled by Assignee.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed on the day and date first above written.

                                         ASSIGNOR:
                                         ATHENA INTERNATIONAL LTD. LIABILITY CO.
                                         DBA ATHENA INTERNATIONAL, LLC

                                         By:____________________________________

                                         _______________________________________
                                                    (Name and Title)

                                         Date Signed:___________________________

                                         ASSIGNEE:
                                         ADVANTAGE

                                         By:____________________________________

                                         _______________________________________
                                                    (Name and Title)

                                         Date Signed:___________________________

This Assignment of Lease is hereby consented to by Lessor, as of the year and date first above written.

                                         TELECOMMUNICATIONS FINANCE GROUP

                                         By:____________________________________

                                         _______________________________________
                                          Authorized Representative Date Signed:

                                         Date Signed:___________________________

STATE OF ___________________________)
COUNTY OF __________________________)

     Personally appeared before me __________________, Notary Public, _________________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained and who further acknowledged that he is of __________________ ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC, a Louisiana Limited Liability Company, and is authorized to execute this instrument on behalf of ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC.

     WITNESS my hand, at office, this __ day of _____________________, 19__.

                                       _______________________
                                       NOTARY PUBLIC

My Commission Expires:

_______________________


                          ............................


STATE OF ____________________________)
COUNTY OF ___________________________)

     Personally appeared before me, _________________, Notary Public, _______________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained and who further acknowledged that he is ________________ of ADVANTAGE, a Louisiana
Limited Partnership, and is authorized to execute this instrument on behalf of ADVANTAGE.

     WITNESS my hand, at office, this ___ day of ____________________, 19 __.

                                       _______________________
                                       NOTARY PUBLIC

My Commission Expires:

_______________________

                            CERTIFICATE OF AUTHORITY

ADVANTAGE,  a  limited  partnership  organized  under  the laws of thc  State of
Louisiana       ("Partnership")      whose      General      Partner(s)      are
________________________________________   and  whose   limited   partners   are
________________________________________  and  ("collectively,  the "Partners"), hereby certifies to Telecommunications Finance Group ("TFG") the following:

     (1) The attached copy of the partnership agreement of the Partnership is a true and correct copy of the complete partnership agreement of the Partnership currently in force;

     (2) The Partnership has officially approved by all necessary partnership action its entry into a Lease Agreement between the Partnership as lessee and TFG as lessor covering certain new digital central office carrier switches or similar switches manufactured by Siemens Information and Communication Networks, Inc.;

     (3) The Partnership has officially approved by all necessary partnership action the execution of any additional or ancillary documents to said Lease Agreement; and

     (4) The following is a complete list of all General Partners of the Partnership, along with their specimen signature, who have been approved and authorized by their signature alone to execute any of the above-mentioned documents on behalf of all Partners and the Partnership in accordance with the foregoing.

Name                          Home Address                Signature

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

TFG may rely upon the authority extended to each of the above-named individuals to execute, all documents as described herein.

IN WITNESS WHEREOF, the Partnership has caused this Certificate of Authority to be executed and delivered by its General Partners on this ___ day of ____ 19 __.

CERTIFIED BY:           ADVANTAGE
                        ---------
                        (THE PARTNERSHIP)

     BY:__________________________          BY:__________________________
     BY:__________________________          BY:__________________________

(ALL General. PARTNERS SHOULD EXECUTE THIS CERTIFICATE OF AUTHORITY.)

                        TELECOMMUNICATIONS FINANCE GROUP
--------------------------------------------------------------------------------
400 RINEHART ROAD o LAKE MARY, FLORIDA 32746 o (407)942-6627 o Fax (407)942-5093

October 22, 1998

Ms. Betty Kayton
GST Global Telecommunication, Inc.
1890 N. Shoreline Blvd.
Mountain View, CA 94043-1320



Subject: Lease Agreement dated July 25, 1994 between Telecommunications Finance Group and ADVANTAGE for Equipment installed in Denver, Colorado

Dear Betty;

Enclosed are the following documents which require execution in order to assign the subject lease from ADVANTAGE to HIGHPOINT INTERNATIONAL TELECOM, INC, (FORMERLY HIGHPOINT CAPITAL, INC.):

(1) Assignment of Lease- All three copies should be executed by both parties. Signatures must be notarized (page 5).

(2) Software License Agreement (Exhibit B to Lease Agreement)- Both copies should be executed by HIGHPOINT INTERNATIONAL TELECOM, INC. (FORMERLY HIGHPOINT CAPITAL, INC.).

(3)  Secretary's   Certificate   -  This  should  be   executed   by   HIGHPOINT
     INTERNATIONAL TELECOM, INC. (FORMERLY HIGHPOINT CAPITAL, INC.).

(4) UCC Forms (2) - These forms should be executed by HIGHPOINT INTERNATIONAL TELECOM, INC. (FORMERLY HIGHPOINT CAPITAL, INC.).

Upon return to TFG and TFG's subsequent execution, one original set will be returned to you for your records.

Should you have any questions, please contact Jeff Boggs at 407-942-5094.

Sincerely.

/s/ JKeys
Jacqueline S. Keys
Associate Financial Analyst

                               ASSIGNMENT OF LEASE

     Pursuant to the terms of that certain Agreement for Purchase and Sale of Assets dated __________________,19__, between the parties hereto ("Agreement"), this ASSIGNMENT OF LEASE (the "Assignment"). is made and entered into this __________ of _________________, 19__, by and between ADVANTAGE, a Louisiana
Limited  Partnership  having its principal  place of business at 909 Poydras St.
#2230,   New  Orleans,   Louisiana   70112  (the   "Assignor"),   and  HIGHPOINT
INTERNATIONAL TELECOM, INC. (FORMERLY HIGHPOINT CAPITAL, INC.), a Nevada corporation having its principal place of business at 1890 Shoreline Blvd., Mountain View, CA 94043-1320, (the "Assignee").

                              W I T N E S S E T H :

     FORAND IN CONSIDERATION of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Assignor does hereby grant, transfer, and assign, all of its right, title and interest in, to, and under that certain Lease Agreement entered into on July 25, 1994 between Telecommunications Finance Group, as Lessor, and ADVANTAGE, as Lessee, (hereinafter referred to as the "Lease"), which Lease covers that certain Siemens Information and Communication Networks, Inc. switch and peripheral equipment (hereinafter referred to as the "Property"), said Property being more particularly described in the Lease.

     TO HAVE AND TO HOLD unto the Assignee, its successors and assigns forever, subject to and upon the terms and conditions set forth herein:

     1. Assumption by Assignee. Assignee hereby agrees to be bound by and promptly pay, perform, assign and discharge any and all obligations of Assignor under the terms of the Lease, as Lessee thereunder that exist as of the date of execution hereof and which arise or become due after the date hereof.

     2. Warranties of Assignor. Assignor hereby warrants and represents to Assignee that:

          (a) Assignor has not made any assignment other than this Agreement of any of the rights of the Assignor under the Lease; and

          (b) There exists no default or event of default or any state of facts which would, with the passage of time, or the giving of notice, or both, constitute a default or event of default on the part of Assignor, or by the Lessee under the terms of the Lease.

     3. Right to Assign. Assignor covenants that it is lawfully seized and possessed of the interest herein assigned, that it has a good right to convey thc same without the necessity of consent by any entity not delivered to Assignee simultaneously herewith, and that the same is free from all encumbrances.

     4. Indemnity by Assignor, Assignor hereby agrees to indemnify, hold Assignee harmless and at Assignee's election shall defend Assignee, its employees, agents, officers, successors and assigns from any and all claims, liabilities, reasonable costs, damages, reasonable expenses and reasonable attorneys' fees resulting from or attributable to Assignor's assignment of all its right, title and interest in, to and under the Lease and from and against any and all claims under the Lease arising from incidents or events prior to or simultaneous with the execution hereof.

     5. Indemnity of Assignee. Assignee hereby agrees to indemnity, hold Assignor harmless and at Assignor's election, shall defend Assignor, its employees, agents, officers, successors and assigns from any and all claims, liabilities, reasonable costs, damages, reasonable expenses and reasonable attorneys' fees under the Lease arising from incidents or events occurring subsequent to the execution hereof.

     6. Successors and Assigns. This Assignment and the agreements set forth herein shall inure to the benefit of, and be binding upon, Assignor and Assignee, and their respective successors and assigns in accordance with the terms and conditions of the "Lease,' including Section 21 (a).

     7. Incorporation of Agreement. The terms of the Agreement and the Lease are incorporated herein by reference as if set forth herein verbatim.

     8. As a material term and conditions precedent to this Assignment, Assignor and Assignee agree that all terms and conditions in the Siemens Information and Communication Networks, Inc. Software License Agreement (Exhibit B to Lease) apply, and furthermore Assignee agrees to execute a new Software License
Agreement with Siemens Information and Communication Networks, Inc. as a material obligation of this Assignment. Notwithstanding the provisions of m, (1,0) of said Software License Agreement, it is agreed that the terms and conditions thereof apply not to a transfer of ! ownership of the Designated Product, but an assignment of a leasehold interest. .

     9. Notwithstanding this Assignment and Telecommunications Finance Group's consent to it. Assignor remains fully liable to Telecommunications Finance Group for all obligations of the Assignee pursuant to the Lease to the extent such obligations are not totally fulfilled by Assignee.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed on the day and date first above written.

                                           ASSIGNOR:
                                           ADVANTAGE

                                           By:__________________________________

                                           _____________________________________
                                                      (Name and Title)

                                           Date Signed:_________________________

                                           ASSIGNEE:
                                           HIGHPOINT INTERNATIONAL TELECOM, INC.
                                           (FORMERLY HIGIHPOINT CAPITAL, INC.)

                                           By:__________________________________

                                           _____________________________________
                                                      (Name and Title)

                                           Date Signed:_________________________

This Assignment of Lease is hereby consented to by Lessor, as of the year and date first above written.

                                           TELECOMMUNICATIONS FINANCE GROUP

                                           By:__________________________________

                                           _____________________________________
                                                      (Name and Title)

                                           Date Signed:_________________________

STATE OF __________________________)
COUNTY OF _________________________)

     Personally appeared before me, ___________________, Notary Public ____________________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained and who further acknowledged that he is ____________________ of ADVANTAGE, a Louisiana Limited Partnership, and is authorized to execute this instrument on behalf of ADVANTAGE.

     WITNESS my hand, at office, this day of, ________, 19__.

                                       ____________________
                                       NOTARY PUBLIC

My Commission Expires:

______________________


                         .............................


STATE OF  _______________________)
COUNTY OF _______________________)

     Personally appeared before me, ___________________, Notary Public, __________________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained and who further acknowledged that he is __________________ of HIGHPOINT
INTERNATIONAL TELECOM, INC. (FORMERLY HIGHPOINT CAPITAL, INC.), a Nevada corporation, and is authorized to execute this instrument on behalf of HIGHPOINT INTERNATIONAL TELECOM, INC. (FORMERLY HIGHPOINT CAPITAL, INC.).

     WITNESS my hand, at office, this day of, ________, 19__.

                                       ____________________
                                       NOTARY PUBLIC

My Commission Expires:

______________________

                                   EXHIBIT B
                           S0FTWARE LICENSE AGREEMENT

Lessee (herein referred to as "Licensee") will acquire under lease certain Siemens Information and Communication Networks. Inc. (herein after referred to as "Licensor") products the "Designated Product " (defined below), which utilizes the "Software Product" in the operation of the Designed Product The Software Product is furnished pursuant to the following terms and conditions.

1.   DEFINITIONS


     In addition to definitions contained elsewhere herein, certain terms shall have meanings as follows:

     1.1 "Affiliate"" means any other entity directly or indirectly controlling or controlled by a party hereto or directly or indirectly controlled by a parent entity in common with such party. Control means the ownership of at least fifty (50) percent of the voting rights in such entity. And as to Licensor, includes the partners compromising it and their parents, subsidiaries and subsidiaries of such parents.

     1.2 "Designated Product" means the equipment provided by Siemens Information and Communication Networks, Inc. and supplied to Licensee trader a lease of which this Software License Agreement forms a part exclusive of equipment included in such lease which Licensee orders or instructs Siemens or Telecommunications Finance Group to order from other than Siemens Information and Communication Networks. Inc..

     1.3  "Modification" means any change to the Software Product.

     1.4 "Modification Grant-Back Rights" means royalty-free, worldwide non-exclusive rights to make, have made license (including disposition to an end-user) and use under copyrights to software, patents, copyrights to Armware and semiconductor mask registration rights in and to Modifications and to make derivative works with the right to sub-license to Affiliates (such sublicense to survive any subsequent termination of the affiliation).

     l.5 "Software Product" means the software computer program, including activated and non-activated features, which is provided for use in the operation of the Designated Product and which includes the following materials: (i) a set machine readable computer program instructions recorded on magnetic tape or other storage media: (ii) a source code listing of thc data base portion (if any) of the computer program instructions, augmented by the programmer's annotations: (iii) all releases, issues or short sequences of computer program instruction modifications ("patches") furnished by Licensor to the Licensee as a replacement for, or for the modification of, previously furnished materials: (iv) all derivative works or Modifications, by whomever made, of any of the foregoing: and (v) all copies of any of the forgoing, in whole in part, by whomever made.

     1.6 "Licensee Created Software" means software computer programs created by Licensee using Designated Products.

     1.7 "Service Logic Program" means that portion of Software Product created by Licensor on the graphical service creation environment contained within an Inventor.

     1.8 "Inventor" means a product using Marconi Communications Limited software in combination with UNIX workstations to create Service Logic Programs.

2.   LICENSE GRANT FOR SOFTWARE PRODUCT

     The Licensor grants for as long as License or its authorized assignee uses the Designated Product in the manner provided below, and the Licensee accepts an invisible, non-exclusive, personal and non-transferable (except as provided in Section 2.l) license in each Software Product furnished hereunder to use for its own internal business purposes the Software Product, less the non-activated features, only on thc Designated Product for the sole purpose of operating the Designated Product as a public telecommunications switching system subject to the following conditions.

     2.1 Thc Licensee Agrees: (i) to limit its use of each Software Product solely to the operation of the Designated Product on which it was originally installed and no other purpose; (ii) to limit its making of copies of the Software Product, in whole or in part, to copies reasonably necessary for the operation of the Designated Product and for archival purposes and shall make none other; (iii) to reproduce all proprietary notices, including the copyright notices of thc Licensor, which appear on or are encoded within thc Software Product in the form or forms in which the Software Product is received from thc Licensor, upon all copies, derivative works or other modifications which the Licensee shall make; (iv) that the Software Product (physical materials, including all copies by whomever made) shall be the property of the Licensor; (v) not to do, cause or permit to be done, anything to activate any of the subsisting non-activated computer instruction steps therein: (vi) not to, nor attempt to, decompile or reverse assemble all or any portion of the Software Product. nor shall it authorize or permit any others to do so; and
          vii) that the Software Product is the proprietary material of Licensor and Licensee shall keep the Software Product confidential, treat it as it does its own proprietary materials and disclose it only to its employees that have a need to know and third parties who are needed to maintain the Designated Product provided such third parties have agreed in writing to keep the Software Product confidential.

     2.2 Licensor reserves to itself the exclusive right to cause thc subsisting non-enabled program instruction steps to be activated (by the issuance under this License of a version of Software Product having the applicable additional computer instruction steps enabled) pursuant to standard right-to-use software license upgrade fees or, in thc absence of a standard upgrade fee, for an upgrade fee to be negotiated

     2.3 As an additional fee required hereunder for the Software Product, the Licensee shall futher pay to the Licensor any state or local taxes, however designated, levied against and paid by the Licensor, based upon this transaction or based upon Licensor's or thc Licensee's ! interests in the Software Product, including sales, privilege, use, personal, property or intangible property taxes, exclusive, however, of taxes based upon net income.

     2.4 Notwithstanding any other provision hereof, in thc event Licensor develops or makes, or has developed, or made, Modification(s) to the Software Product which represent, in Licensor's sole judgment, value added to the Designated Product or which represent an improvement of performance of thc Designated Product the Licensor reserves the right to market the Modification(s) as a separate offering requiring payment of an additional right-to-use fee and which, at the Licensor's option, may require the Licensee to execute new Software License Agreement.

     2.5 The License hereby grants and agrees to grant to the Licensor, to the extent it lawfully may, Modification Grant-Back Rights related to any development, whether made by the Licensor. Licensee or agents of the Licensee, of all or any portion of any Software Product furnished hereunder pursuant to any request or specifications by the Licensee for a design different from Licensor's design, and regardless of whether or not the Licensee has compensated the I.icensor for its performance of such development, Title to patents, copy- rights, trade secrets and mask registrations developed by Licensor pursuant to any request or specification by the Licensee, and regardless of whether the Licensee has compensated thc Licensor for its performance of such development, shall vest in Licensor. Licensee, however, shall receive a royalty free license of the same scope as this Software License Agreement to the results of development.

     2.6 The Licensee shall not merge any Software Product with other software computer program materials to form a derivative work or otherwise make Modifications or alter a Software Product in any manner whatsoever.

     2.7 The Licensee agrees that any communication or other disclosure of information it makes to the Licensor related to a request/specification for any Modification to Licensor's design of the Software Product shall be made upon a non-confidential basis without any manner of restriction of the Licensor in its use or dissemination of received information.

     2.8 Thc Licensor or the Licensee shall have the right to terminate this License in thc event of a breach by the other party which the breaching party fails to correct within a period of fifteen (15) days after the receipt of notice thereof from the non-breaching party, or immediately and without notice in the event that any bankruptcy arrangement for the benefit or creditors or insolvency proceedings are commenced by or against the Licensee, or in the event of the appointment of an assignee for the benefit of creditors or a receiver of the Licensee or its property. However, in the event at the time the Licensor shall be entitled to exercise the foregoing right immediately and without notice terminate this License, and such termination would cause interruption of service to governmentally franchised telephone common carrier subscribers, the Licensor agrees in good faith (but with due regard to thc protection of licensed interests) to provide its best efforts to cooperate with the enfranchising authority to avoid disruption of such services. No termination hereunder shall prejudice any of thc non-breaching party's rights arising prior thereto or shall limit in any way the other remedies available to the non-breaching party. Siemens licensors shall be entitled to directly enforce the provisions of this software license to the extent a breach relates to such third party software,

     2.9 Upon cessation of use of thc Designated Product, the Licensee shall as instructed by the Licensor, either return the Software Product to the Licensor or destroy the Software Product.

     2.10 Should any obligation of either party under this License be found illegal or unforceable in any respect, such illegality or unforceability shall not affect any other provision of this License, all of which shall remain enforceable in accordance with their terms. Should any obligations of either party under this License be found illegal or unenforceable by reason of being excessive in extent or breadth with respect to duration. scope or subject matter, such obligations shall be deemed and construed to be reduced to the maximum duration, to the end that such obligations shall be and remain enforceable to the maximum extent allowable.

     2.11 Any notice or other communication required or permitted to be made or given hereunder to either party hereto shall be sufficiently made or given on the date of mailing if sent to such party by certified mail, return receipt requested, postage prepaid, addressed to it. at its address set forth in this Agreement.

     2.12 The Licensee's rights hereunder are assignable, but only as part of a transaction in which ownership of the Designated Product is transferred to an Affiliate of Licensee or as part of a sale or transfer of substantially all of the assets of Licensee. It is agreed that as a condition to the exercise of the Licensee's right to assign this License, the Licensee shall have previously obtained and provided to Licensor a written assignment in which the assignor identifies and incorporates by reference this License and intermediate assignments prior to any physical transfer or Turnover of the Software Product to such assignee and the assignee agrees to abide by the provisions of this license.

     2.13 The Service Logic Programs may only be used by License to conduct Licensee's telecommunications business on the fast feature platform leased hereunder and Licensee shall not install, link or download on or to any equipment or device other than equipment or devices used solely in Licensee's business or in any manner provide access to thc services obtained through the use of Service Logic Programs to other parties.

3.   LICENSE GRANT FOR LICENSEE CREATED SOFTWARE ,.

     License hereby assigns all intellectual property rights, including without limitations, patents and copyrights in Licensee Created Software and Licensee agrees to execute all documents necessary to legally implement such assignment. Licensor grants to Licensee a non-exclusive, fully non-transferable license to use under thc same conditions set forth in Paragraphs 2.1, 2.8, 2.9, 2.10, 2.11 and 2.12. above Licensee Created ' Software solely in its business and not to be installed, linked or downloaded on or in any equipment or device other than equipment or device owned or leased by Licensee or in any manner provide access to the services obtained through use of Licensee Created Software to others.

4.   PATENT OR COPYRIGHT OR TRADEMARK INFRINGEMENT

     Licensor agrees, at its expense, to defend and indemnify Licensee in any suit, claim or proceeding brought against Licensee alleging that Software Product but not Licensee Created Software licensed hereunder directly infringes any U.S. Letters Patent, U.S. Copyright or U.S. Trademark, provided Licensor is promptly notified, given assistance required and permitted to direct the defense. Further, Licensor agrees to pay any judgment based on infringement rendered in such suit by final judgment or a court of last resort, but Licensor shall have, no liability for settlements or costs incurred without its consent. Should the use of the Software Product by Licensee be enjoined, or in the event that desires to minimize its liability hereunder, Licensor may fulfill its obligations hereunder by either substituting non-infringing equivalent software or modifying the infringing Software Product or portion thereof so that it no longer infringes, but remains functionally equivalent or to obtain for Licensee, at the expense of Licensor, the right to continue use of such Software Product, or if in the sole judgment of Licensor none of the foregoing is feasible, Licensor may take back the Software Product and refund to Licensee the undepreciated amount of any paid-up fee that has been paid to Licensor. Thc foregoing states the entire liability of Licensor for patent, copyright or trademark infringement or for any breach of warranty of non-infringement, express or implied. The foregoing indemnity shall not apply to any suit, claim or proceedings based upon allegations that a process or method claim of a patent is infringed, nor to Infringements arising from modification of the Software Product by anyone other than Licensor, or to allegations of infringement based on thc combination of the Software Product with software or products supplied by Licensee or others, nor to infringements arising from Software Products made to the specification or design of Licensee, and Licensee agrees to indemnify Licensor to an extent equivalent to that provided to the Licensee hereinabove in the event that any suit, claim or proceeding is brought against Licensor based upon any of the foregoing infringement circumstances which are excluded from the Licensor's indemnification to thc Licensee.

5.   WARRANTY AND DISCLAIMER OF WARRANTY

     5.1 Licensor warrants that the Software Products, other than the data base portion of the Software Product covered by this Agreement, will at thc time of Turnover, substantially conform to its functional description in Licensor's technical proposal Licensee's sole remedy Licensor's sole obligation shall be to deliver any amendments or alterations required to correct any such non-conforming Software which is found to be defective within a period of one (1) year after Turnover and which significantly affects its performance.

     5.2 Licensor warrants that the data base portion of the Software Product covered by this License shall substantially conform to the site dependent data submitted by Licensee. Licensee's sole remedy and Licensor's sole obligation shall be to correct any nonconforming data base which is found to be defective within a period of ninety (90) days after Turnover.

     5.3 The foregoing warranties do not extend to defects or non-conformities from any cause, including but not limited to, abuse, acts of God, improper installation, modifications or maintenance (if performed by other than Licensor) and other defects traceable to Licensee's acts or omissions; or defects or nonconformities in software, firmware or data base traceable to Licensee's errors, modifications or system changes.

     5.4  There are no warrantees of any kind for Licensee Created Software.

     5.5 THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. BUYER FURTHER AGREES THAT LICENSOR WILL NOT BE LIABLE FOR ANY LOSS OF DATA OR USE, LOST PROFITS OR REVENUE, OR FOR ANY CLAIM OR DEMAND AGAINST BUYER BY ANY OTHER PARTY. IN NO EVENT WILL LICENSOR BE LIABLE FOR CONSEQUENTIAL DAMAGES, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

6.   LIMITATION OR LIABILITY

     6.1 LICENSOR SHALL NOT BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OFANY NATURE AND FROM ANY CAUSE, WHETHER BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE), INFRINGEMENT OF STATUTORY PROPRIETARY RIGHTS, INCLUDING PATENT, COPYRIGHT OR TRADEMARK (EXCEPT AS EXPRESSLY PROVIDED IN SECTION 4 ABOVE). OR ANY OTHER LEGAL THEORY, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. LICENSEE FURTHER AGREES THAT LICENSOR WILL NOT BE LIABLE FOR ANY LOSS OF DATA OR USE, LOST PROFITS OR REVENUE, OR FOR ANY CLAIM OR DEMAND AGAINST I.ICENSEE BY ANY OTHER PARTY.

     6.2 LICENSEE ASSUMES SOLE RESPONSIBILITY FOR ENSURING THAT THE BILLING CENTER CAN CORRECTLY READ CALL RECORDS. LICENSEE'S RESPONSIBILITY INCLUDES READING DAILY THE AMA FRAME AND/OR POLLING SYSTEM TAPE(S) BY THE BILLING SYSTEM COMPUTER TO ENSURE ALL TICKET INFORMATION IS PRESENT, RISK OF LOSS FOR ANY DATA. USE, REVENUE OR PROFIT ASSOCIATED THEREWITH IS ON LICENSEE.

7.   CHOICE OF LAW AND JURISDICTION

     The validity, performance and construction of these terms and conditions shall be governed by the laws of the State of Florida without regard to its Choice of Law Provisions. Licensee hereby irrevocably consents and agrees that any legal action, suit or proceeding arising out of or in any way in connection with this Software License Agreement shall be brought in the courts of the State of Florida or in the United States court sitting `in the State of Florida and hereby irrevocably accepts and submits to, for itself and in respect of its property, generally and unconditionally, the for thc international Sale of Goods does not apply to the products provided under this agreement.

8.   INTEGRATION

     This Software License Agreement constitutes the entire understanding of the parties hereto and supersedes all previous communications. representations and understandings between the parties with respect to the subject matter of this Software License Agreement.

WHEREFORE thc parties hereto manifest their agreement to the terms and conditions hereinabove, effective on the date first above written, by affixing hereto the signatures of their respective authorized representatives hereinbelow.

SIEMENS INFORMATION AND COMMUNICATION      HIGHPOINT INTERNATIONAL TELECOM, INC.
NETWORKS, INC.                             (FORMERLY HIGHPOINT CAPITAL INC.)

(LICENSOR)                                 (LICENSEE)

By:_______________________________         By:___________________________

__________________________________         ______________________________
       (Name & Title)                            (Name & Title)

Date Signed:______________________         Date Signed:__________________

                             SECRETARY'S CERTIFICATE

     I, ____________________ do hereby certify that I am the Secretary of HIGHPOINT INTERNATIONAL TELECOM, INC. (FORMERLY HIGHPOINT CAPITAL, INC.), a corporation duly organized and existing under the laws of the State of Nevada ("Corporation"); that I am the keeper of the seal of the corporation and corporate records, including, without limitation, the Charter, By-Laws and the minutes of thc meeting of the Board of Directors of the Corporation; that the following is an accurate and compared transcript of the resolutions contained in the minute book of the Corporation, which resolutions were duly adopted and ratified at a meeting of the Board of Directors of the Corporation duly convened and held in accordance with the By-Laws and Charter of the Corporation on the ____ day of ______,19__, at which time a quorum was present and acted throughout; and that said resolutions have not in anyway been modified, repealed or rescinded, but are in full force and effect:

          "RESOLVED, that any officer of the Corporation be and is hereby authorized and empowered in the name and on behalf of this Corporation to enter into one or more lease agreements with Telecommunications Finance Group ("hereinafter called "LESSOR") concerning personal property leased to the Corporation; from time to time to modify, supplement or amend any such agreements; and to do and perform all other acts and things deemed by such officer to be necessary, convenient or proper to carry out any of the foregoing; and be it

          FURTHER RESOLVED, that all that any officer shall have done or may do in the premises is hereby ratified and approved; and be it

          FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or recission shall have been received by LESSOR and that receipt of such notice shall not effect any action taken or loans or advances made by LESSOR prior thereto and LESSOR is authorized to rely upon said resolutions until receipt by it of written notice of any change; and be it

          FURTHER RESOLVED, that the Secretary be and is hereby authorized and directed to certify to LESSOR that the foregoing resolutions and provisions thereof are in conformity with the Charter and By-Laws of this Corporation."

     I do further certify that the Lease Agreement entered into by the Corporation and LESSOR concerning the following items of personal property:

Siemens Information and Communication Networks, Inc. Designated Product plus Peripheral Equipment is one of the agreements referred to in said resolutions and was duly executed pursuant thereto and there are no restrictions imposed by the Charter or By-Laws of the Corporation restricting the power or authority of the Board of Directors of the Corporation to adopt the foregoing resolutions or upon the Corporation or its officers to act in accordance therewith.

     I do further certify that the following are names and specimen signatures of officers of the Corporation empowered and authorized by the above resolutions, each of which has been duly elected to hold and currently holds the office of the Corporation set opposite his name:

     NAME                            OFFICE                            SIGNATURE
     ----                            ------                            ---------

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation this _______________________ day of ____________,19__.

(SEAL) Secretary of HIGHPOINT INTERNATIONAL TELECOM, INC (FORMERLY HIGHPOINT CAPITAL, INC.)

                      STANDARD FORM UNIFORM COMMERCIAL CODE
      STATEMENTS OF CONTINUATION PARTIAL RELEASE ASSIGNMENT; ETC FORM UCC3

This STATEMENT is presented to a filing officer pursuant to the Uniform Commercial Code.

                                                                                      3. Maturity date (if any):
----------------------------------------------------------------------------------------------------------------------------
1.Debtor(s) (Last Name First) and adress(es)    2. Secured Party(ies) and adress(es)     For Filing Officer (Date, Time and
                                                                                         Filing Office)
ATHENA INTERNATIONAL LTD.                       TELECOMMUNICATIONS FINANCE GROUP
LIABILITY CO.                                   400 RINEHART RD
701 POYDRAS ST. 675 ONE SHELL                   LAKE MARY, FL 32746
NEW ORLEANS, LA 70139                           FEIN 13-3591133
FEIN 72-1280590
-------------------------------------------------------------------------------------
4. This statement refers to original Financing Statement bearing file no 942086285
   Filed with STATE OF COLORADO        date file 11/21/94    19__

5. / / Continuation     The original financing statement between the foregoing Debtor
6. / / Termination      and Secured Party, bearing file number shown above, is still effective.
7. / / Assignment       Secured Party no longer claims a security interest under the financing statement  bearing file number shown above.
8. / /  Amendment       The secured party's right under the financing statement bearing file number shown above to the property  described in item 10 have been assigned to the assignee whose name and address appear in item 10 Financing statement bearing file
                        number shown above is amended as set forth in item 10
9. / / Release          Secured party releases the collateral described in item 10 from the financing statement bearing file number shown above.
----------------------------------------------------------------------------------------------------------------------------
10. NEW DEBTOR IS AS FOLLOWS:
    HIGHPOINT INTERNATIONAL TELECOMM, INC.
    1890 SHORELINE BLVD.
    MOUTIN VIEW, CA 94043-1320

THIS DEBTOR ASSUMES ALL  RESPOSIBILITY  UNDER THIS LEASE  AGREEMENT  ALONG WITH ORIGINAL DEBTOR.
                                                                                         No. of additional Shares presented.

HIGHPOINT INTERNATIONAL TELECOM, INC.                                   TELECOMMUNICATIONS FINANCE GROUP
-------------------------------------                                  ---------------------------------

By: X                                                                 By: X
    -------------------------------------------------------------        ------------------------------
Signature(s) of Debtor(s) (necessary only if item 8 is applicable)    Signature(s) of Secured Party(ies)

                                                  STANDARD FORM - FORM UCC-3
(1)Filing Officer Copy - Alphabetical

           STANDARD FORM UNIFORM COMMERCIAL CODE
                                                 JULIUS BLUMBERG, INC.NYC, 10019
   STATEMENTS OF CONTINUATION PARTIAL RELEASE, ASSIGNMENT, ETC. - FORM UCC-3 '


This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code:  3. Maturity date (if any):
------------------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and address(es)       2. Secured]Party(ies) and address(es)            For Filing Officer
   ATHENA INTERNATIONAL LTD.                         TELECOMMUNICATIONS FINANCE GROUP                 (Date, Time and Filing Office)
   LIABILITY CO.                                     400 RINEHART RD.                                                     '
   701 POYDRAS ST., 675 ONE SHELL                    LAKE MARY, FL 32746
   NEW ORLEANS, LA 70139                             FEIN 13-3591133
   FEIN 72-1280590
-------------------------------------------------------------------------------------------
4.This statement refers to original Financing  Statement bearing File No. 36-99471
  Filed with PARISH OF ORLEANS, LA Date Filed 10/29/95 19
------------------------------------------------------------------------------------------------------------------------------------
5. / / Continuation.  The original financing statement between the foregoing Debtor and Secured Party bearing file number shown above, is still effective.
6. / / Termination.   Secured party no longer claims a security interest under the financing statement bearing file number shown above.
7. / / Assignment.    The secured party's right under the financing statement bearing file number shown above to the property described in Item 10 have been assigned to the assignee whose name and address appears in Item 10.
8. /X/ Amendment.     Financing Statement bearing file number shown above is amended as set forth in Item 10.
9. / / Release.       Secured Party releases the collateral described in Item 10 from the financing statement bearing file number shown above.
------------------------------------------------------------------------------------------------------------------------------------
10. NEW DEBTOR IS AS FOLLOWS:
    HIGHPOINT INTERNATIONAL TELECOM, INC.
    1890 SHORELINE BLVD.
    MOUNTAIN VIEW, CA 94043-1320

    THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT ALONG WITH
    ORIGINAL DEBTOR.                                                                             No. of additional Sheets presented:

    HIGHPOINT INTERNATIONAL TELECOM, INC.                                                        TELECOMMUNICATIONS FINANCE GROUP
    -------------------------------------                                                        --------------------------------

    By: X                                                                                   By:
        ------------------------------------------------------------------                     -------------------------------------
       Signature(s) of Debtor(s) (necessary only if item 8 is applicable).                     Signature(s) of Secured Party(ies).
    (1) Filing Officer Copyo  Alphabetical           STANDARD FORM - FORM UCC-3


                                    GUARANTY

Guaranty  made this  __________  day of  _________________,  19__,  by Highpoint
Telecommunications, Inc., a Canadian corporation with main offices located at 999 West Hastings St #1030, Vancouver, BC V6C 2W2, herein referred to as Guarantor, to Telecommunications Finance Group, with offices located at 400 Rinehart Road, Lake Mary, Florida 32746, herein referred to as Obligee.

                                   SECTION ONE
                              STATEMENT OF GUARANTY

As an inducement to Obligee to consent to the assignment from Athena International Ltd. Liability Co. dba Athena International, LLC to Advantage to Highpoint International Telecom, Inc. (formerly Highpoint Capital, Inc.) of a certain lease dated June 25, 1996 between Athena International Ltd. Liability Co. dba Athena International, LLC and Obligee, the undersigned Guarantor irrevocably and unconditionally guarantees payment when due, whether by acceleration or otherwise, of the lease payments, and in all schedules or leases now or hereafter entered into with Lessee and all the obligations and liabilities due under any lease, note or other obligation of Lessee or Lessor, or its successors or assigns, together with all interest thereon and all attorneys' fees, costs and expenses, in enforcing any such obligations and liabilities. The right of recovery against Guarantor under this Guaranty is unlimited.

                                   SECTION TWO
                     ACKNOWLEDGEMENT OF ASSIGNMENT OF LEASE

The undersigned Guarantor acknowledges assignment of the lease by Lessor and consents to such assignment, as well as any future assignments, and specifically agrees that this Guaranty is and shall be an open and continuing Guaranty and all obligations and liabilities to which it applies or may apply shall be conclusively presumed to have been created in reliance hereon and shall continue in full force and effect, notwithstanding any (a) change in rentals or other obligations under the lease, (b) renewals, modifications, additions or extensions thereto or extensions of time to perform any of the obligations thereunder.

The undersigned Guarantor specifically waives notice of assignment by the Lessor and waives notices of any such changes, renewals, modifications, additions, extensions or of any default by the Lessee.

The undersigned Guarantor further agrees and consents to any assignment of this Guaranty, in which event it shall endure to the benefit of any such Assignee with the same force and effect as though the Assignee was specifically named herein, and waives any notice of any such assignment.

                                  SECTION THREE
                              EFFECT OF INVALIDITY

No invalidity, irregularity or unenforceability of all or part of the obligations and liabilities hereby guaranteed or of any security therefore shall affect, impair or be a defense to this Guaranty. This Guaranty is a primary obligation of thc undersigned Guarantor.

                           SECTION FOUR GOVERNING LAW

This instrument shall be deemed to have been made in the County of Seminole, State of Florida, and shall be interpreted in accordance with the laws of the State of Florida.

As part of the consideration for the assignment of the lease, the undersigned Guarantor agrees that any and all actions or proceedings arising directly or indirectly from this Guaranty shall be litigated in courts having a situs within the State of Florida.

The undersigned Guarantor consents to the jurisdiction of any local, state, or federal court located within the State of' Florida, and waives personal service of any and all process, and consents that all such service of process may be made by certified or registered mail, return receipt requested, directed to the undersigned at the address first stated above.

                                  SECTION FIVE
                                 BINDING EFFECT

This Guaranty shall bind the respective heirs, executors, administrators, successors, and assigns of the undersigned Guarantor.

In witness whereof, Guarantor has executed this Guaranty at the day and year first above written.

                                              HIGHPOINT TELECOMMUNICATIONS, INC.

                                              By:_________________________

                                              _____________________________
                                                     (Name and Title)

                                              Date Signed:_________________

SIEMENS
Stromberg-Carlson

                    MAINTENANCE SERVICE PLAN (MSP) AGREEMENT


Siemens Stromberg-Carlson                       Effective Date: November 1, 1996
                                                                ----------------
400 Rinehart Road                               Initial Annual
Lake Mary, Florida 32746                        Charge:$        10,167.00
                                                                ----------------
Telephone 407 942-5611

Customer

Company       Athena International
              -------------------------------------
Address       910 15th Street Suite 640
              -------------------------------------
City          Denver
              -------------------------------------
State         CO                          Zip 80202
              --------------------------      -----

Siemens Stromberg-Carlson (hereafter referred to as "SSC" ) agrees to service the equipment listed in the attached Schedule A (hereafter referred to as "Equipment" ) subject to the terms and conditions set forth herein and on the reverse side hereof. The service applicable to each unit of Equipment is indicated in Schedule A.

DESCRIPTION OF SERVICES: The nature and scope of the services to be furnished by SSC hereunder shall be as follows:

     A. BASE MSP - (i) The isolation of hardware/software anomalies which inhibit the normal operation of the DCO and related subsystems. This includes SCAT diagnostic assistance confined to the DCO, or any remote subsystem attached to the DCO; (ii) The maintenance of Database integrity; (iii) The resolution of routing errors, including routing errors introduced into the switch by Customer personnel during routine traffic and service order adjustments; (iv) Diagnosing system deviations detected by Alarm and Reporting subsystems or other mechanisms. This includes diagnosis of subscriber complaints of system/feature trouble not reported by DCO diagnostics; (v) The incorporation of Generic Updates, when necessary, within the same Release. If resolution to a reported problem indicates an available software patch is required, the system will be brought to the latest patch level within the Generic Release; and (vi) Telephone diagnostic support during natural disasters or other emergency conditions.

     B. MSP PLUS 25 - If the MSP PLUS 25 Service is indicated in Schedule A for any unit(s) of Equipment, then in addition to the forgoing services, SSC shall provide for such unit(s) of Equipment (i) bi-annual remote updates to the latest patch level within the current release; and (ii) Database additions not to exceed (25) hours EF&I per year within the existing memory configuration.

CUSTOMER ACKNOWLEDGES HAVING READ THE FOREGOING, THE REVERSE SIDE HEREOF, AND THE SCHEDULES ANNEXED HERETO, AND AGREES TO BE BOUND THEREBY.

  Athena International                      Siemens Stromberg-Carlson
----------------------------------
  CUSOMER

/s/ Michael T. Landers                      /s/ [Illegible]
----------------------------------          ------------------------------

12/23/96                                    12/18/96
----------------------------------          -------------------------------
Date                                        Date

                                   SCHEDULE A
                   To Maintenance Service Plan (MSP) Agreement
                        between Siemens Stromberg-Carlson
                       and Athena International(Customer)

----------------------------------------------------------------------------------------------
                                         EQUIPMENT                       SCOPE OF SERVICES
EQUIPMENT LOCATION        TYPE (1)    # LINES  #TRUNKS/PORTS   BASE MSP (2)*   MSP PLUS 25(3)*
----------------------------------------------------------------------------------------------
Denver, CO                OCC         0        4608            X               X

                                     NOTES:

* Indicate with an X.
1) If equipment is RNS, RLG or RLS, the associated host office must also be listed.
2)   BASE MSP must be indicated for all fisted equipment
3) If MSP PLUS 25 is indicated for any equipment which is an element of a larger network then it must also be indicated for the entire network, including the host and all subsystems dependent upon such host.

Please Return signed MSP to:

Siemens Stromberg Carlson
Attn: Jamie Sims MZ/17B
400 Rinehart Road
Lake Mary, FL 32746

SIEMENS
                    MAINTENANCE SERVICE PLAN (MSP) AGREEMENT

Siemens Telecom Networks                        Effective Date: November 1, 1997
                                                                ----------------
400 Rinehart Road                               Initial Annual
Lake Mary, Florida 32746                        Charges:$       1018%.00
                                                                ----------------

Telephone   407 942-5811
            ------------
Customer
Company  Athens International
         -------------------------------
Address  9100 15th Street Suite 840
         -------------------------------
City          Denver
         -------------------------------
State       CO              Zip    80202
         ----------------         ------

Siemens Telecom Networks (thereafter referred to as STN) agrees to service the equipment listed in the attached SCHEDULE A (thereafter referred to as Equipment) subject to the terms and conditions set forth herein and on the reverse side hereof. The service applicable to each unit of Equipment is indicated in SCHEDULE A.

DESCRIPTION OF SERVICES: The nature and scope of the services to be furnished by STN hereunder shall be as follows:

     A. BASE MSP - (i) The isolation of hardware/software anomalies which inhibit the normal operation of the DCO and related subsystems. This includes SCAT diagnostic assistance confined to the DCO, or any remote subsystem attached to the DCO; (ii) The maintenance of database integrity; (iii) The resolution of routing errors introduced into the switch by Customer Personnel during routine traffic and service order adjustments; (iv) Diagnosing system deviations detected by alarm and reporting subsystems or other mechanisms. This includes diagnosis of subscriber complaints of system/feature trouble not reported by DCO diagnostics. (v) The incorporation of Generic Updates, when necessary within the same release. If resolution to a reported problem indicates an available software patch is required the system will be brought to the latest patch level within the Generic Release; and (vi) Telephone diagnostic support during natural disasters or other emergency conditions.

     B. MSP PLUS 25 - If the MSP PLUS 25 service is indicated in Schedule A for any unit(s) of Equipment, then in addition to the forgoing services, STN shall provide for such unit(s) of Equipment. (i) Bi-annual remote updates to the latest patch level within the current release, and (ii) Database additions not to exceed (25) hours EFOI per year within the existing memory configuration.

CUSTOMER ACKNOWLEDGES HAVING READ THE FOREGOING, THE REVERS SIDE HEREOF, AND THE SCHEDULES ANNEXED HERETO, AND AGREES TO BE BOUND THEREBY.

 ATHENA INTERNATIONAL                       SIEMENS TELECOM NETWORKS
----------------------------------
Customer

/s/ (MILA SCOTT)                            /s/ (JAMES L SCOTT)
----------------------------------          ------------------------------
By (Signature)                              By (Signature)

11/20/1994                                  11/07/1997
----------------------------------          ------------------------------
Date                                        Date

1. TERM: This Agreement shall commence on the Effective Date set forth above and shall be effective for one (1) year. This agreement shall be satisfactorily renewed from year to year thereafter up to a maximum term of five (5) years from the effective date set forth above, unless cancelled by either party in writing prior to sixty (60) days before the expiration of annual term. When so renewed, the charge will be STN's then current rate

2. FORCE MAJEURE: The foregoing services will be rendered as provided above unless prevented by causes beyond STN's reasonable control. STN shall not be liable for any loss or damage due to failures or delays arising out of any such causes, and no such failure or delay shall entitle Customer to terminate this agreement.

3. EXCLUSIONS FROM COVERAGE: Examples of Services not provided by STN are any services necessitated by, or of the type described in any of the following:
     (i) on site labor or material for any reason, (ii) neglect or misuse of the Equipment by Customer or others: (iv) Customer's failure to provide suitable Equipment environment as required in the Equipment specifications; or (v) the use by the Customer or any third party of the Equipment in combination with any other approves as to such combined use of Customer of any term of the Equipment in a manner not intended by the parties hereto or sponsored by STN. The above exclusions are not an _ exclusions.

4. PAYMENT: For the period of this Agreement Customer agrees to pay the initial charge set forth above, plus applicable taxes. For each term of this agreement the charge shall be at STN's then current rate plus applicable taxes. All charges hereunder are stated and shall be payable in US dollars at STN's address appearing above or as STN may designate. Customers shall make all such payments to STN in advance, not later then thirty (30) days prior to the commencement of each term of this agreement. Any labor that is provided by STN in excess of that specified in the DESCRIPTION OF SERVICES section of this Agreement, shall be charged to Customer at STN's then current commercial prices therefore, and Customer agrees to pay all such invoices promptly when rendered. All parts and materials are in addition to the prices contained herein and shall be charged at STN's then current commercial prices.

5. ASSIGNMENT: This agreement may not be interfered or assigned to any third party without the express written consent of STN, STN may subcontract any portion of its obligations hereunder.

6. WARRANTY LIMITATION: STN warrants that the services performed hereunder will generality conform to industry standards. In the event of any breach of warranty, STN's sole obligation shall be in the re-perform the non-conforming services. THE WARRANTY AND REMEDY STATED HEREIN ARE EXCLUSIVE AND NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR PURPOSE, SHALL APPLY. In so event will be STN be liable for lost profits, lost revenues, indirect accidental or consequential damages even if STN has been advised of the possibility of such damages.

7. PERFORMANCE: IN THE EVENT OF MATERIAL BREACH, EITHER PARTY MAY CANCEL THIS AGREEMENT, THIS BEING THE EXCLUSIVE REMEDY AVAILABLE. STN SHALL IN NO EVENT BE LIABLE FOR LOST REVENUE, LOST PROFITS OR FOR SPECIAL INCIDENTAL OR CONSEQUENTIAL DAMAGES FOR LOSS, DAMAGE OR EXPENSE DIRECTLY OR INDIRECTLY ARISING FROM CUSTOMERS INABILITY TO USE EQUIPMENT EITHER SEPERATELY OR IN COMBINATION WITH ANY OTHER EQUIPMENT, OR FROM ANY OTHER CAUSE.

8. SERVICES BY OTHER: Any maintenance or service work performed on the equipment by others during this period of this Agreement without prior written consent of STN shall, at the option of STN, cause this agreement to become null and void.

9. JURISDICTION: Customer hereby irrevocably consents and agrees that any legal action, suit or proceeding arising out of or in any way in connection with this agreement shall be _ or brought in by the courts of the State of Florida of the United States court _ in the State of Florida and by execution of this agreement hereby irrevocably accepts and admits to, for itself and in respect of its property, generality and unconditionally, the Jurisdiction of any such court and to all proceedings in such court.

10. SOFTWARE: Any software provided by STN for any Engineer under this agreement shall be subject to the terms and provisions of the Software License applicable to such Equipment.

11. ENTIRE AGREEMENT: The provisions contained in this agreement, including the attached schedule A, when approved, accepted and executed at STN's home office, constitute this entire Agreement between STN and Customer with regard to this subject_ any alterations or modifications hereto must be in writing, reference this Agreement, and be executed by STN and the Customer.

                                   SCHEDULE A
                   To Maintenance Service Plan (MSP) Agreement
                        Between Siemens Telecom Networks
                       And Athena International (Customer)

----------------------------------------------------------------------------------------------
                                         EQUIPMENT                       SCOPE OF SERVICES
EQUIPMENT LOCATION        TYPE (1)    # LINES  #TRUNKS/PORTS   BASE MSP (2)*   MSP PLUS 25(3)*
----------------------------------------------------------------------------------------------
Denver, CO                OCC         0        4608            X               X

*Indicate with an X
(1) If equipment is RNS, RLG or RLS, the associated host office must also be listed.
(2)  BASE MSP must be indicated for all listed equipment.
(3) If MSP PLUS 25 is indicated for any equipment which is an element of a larger network, then it must also be indicated for the entire network, including the host and all subsystems dependent upon such host.

      ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC
                          SITE: LOS ANGELES, CALIFORNIA

                                 LEASE PAYMENTS

           ADDENDUM TO LEASE AGREEMENT DATED October 31, 1996 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
      ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC

EFFECTIVE JUNE 1, 1997 (60 MONTHLY LEASE PAYMENTS)
--------------------------------------------------
         ORIGINAL VALUE OF EQUIPMENT  $370,908.98
         RATE FACTOR PER $1,000  $21.993
                   ORIGINAL MONTHLY LEASE PAYMENT  $8,157.40

EFFECTIVE JULY 1, 1997 (59 MONTHLY LEASE PAYMENTS REMAINING)
------------------------------------------------------------
         ADDITION I  $298, 421.49
         RATE FACTORS PER $1,000  $21.771
         ADDITION I MONTHLY LEASE PAYMENT  $6, 496.93
                  TOTAL MONTHLY LEASE PAYMENT  $14, 654.33

EFFECTIVE OCTOBER 1, 1997 (56 MONTHLY LEASE PAYMENTS REMAINING)
---------------------------------------------------------------
         ADDITION II  $185, 473.75
         RATE FACTOR PER $1,000  $22.664
         ADDITION II MONTHLY LEASE PAYMENT  $4, 203.58
                  TOTAL MONTHLY LEASE PAYMENT  $18, 857.91

EFFECTIVE DECEMBER 2, 1997, THE LEASE TERM IS EXTENDED FROM 60 TO 63 MONTHS EFFECTIVE JANUARY 1, 1998 (56 MONTHLY LEASE PAYMENTS REMAINING)
         ADDITION III  $22, 777.76
         LEASE PAYMENTS ARE AS FOLLOWS:
         01/01/98 - 08/01/98  $ -0-
     04/01/98 - 08/01/2002  $19,401.61

TOTAL VALUE OF EQUIPMENT  $877,581.98

SUMMARY OF TOTAL LEASE PAYMENTS:
1 @ $8,157.40 = $8,157.40
3 @ $14, 654.33 = $43,962.99
3 @ $18, 857.91 = $56, 573.73
3 @ $ -0- = $ -0-
53 @ $19,401.61 = $1,028,285.33
--                -------------
63                $1,136,979.45

ACCEPTED BY: /s/ Kevin H. Pollard
             --------------------
DATE:        March 3, 1998
             --------------------

           AMENDMENT TO LEASE AGREEMENT DATED October 31, 1996 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
      ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL LLC
               FOR EQUIPMENT INSTALLED IN LOS ANGELES, CALIFORNIA

Effective December 2, 1997, the following sections of said Lease Agreement are amended as follows:

1.        Section 3:
          ----------

          The term of the lease  changed  from sixty (60) months to  sixty-three
          (63) months.

2.        Section 5(a):
         -------------

          The  number  of  consecutive  monthly  installments  of  rent  for the
          Equipment  is  changed  from  sixty (60)  months to  sixty-three  (63)
          months.

                                          /s/ Kevin H. Pollard

TELECOMMUNICATIONS FINANCE GROUP          ATHENA INTERNATIONAL LTD. LIABILTY CO.
                                          DBA ATHENA INTERNATIONAL, LLC

By:                                        By: Kevinb H. Pollard
   --------------------------                 ------------------------

                                            President & CEO
-----------------------------               --------------------------
Authorized Representative                   (Name & Title)

Date Signed:                                Date Signed: March 2, 1998
            ------------------                           -------------

                             SCHEDULE I OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)

                              EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of October 31, 1996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC, as Lessee, are described below and in the attached equipment list(s):


Equipment List
--------------
Number                     Description                                                            Amount
------                     -----------                                                            ------
DCO-681161                 USED 1152 PORT EQUIPPED AND WIRED                                      S368,950.00
                           RELEASE 12.1; BASIC SS-7 WITH 800
                           PORTABILITY; SS-7 SPARES; POWER SYSTEM;
                           UPGRADE TO RELEASE 14.0; DE-INSTALL AT
                           CALGARY, PACK; RGL EXPANSION
                           INCLUDING INSTALLATION
                           FREIGHT                                                                   1,958.98

TFG-97245                  ADDITION I                                                              298,421.49

TFG.97278                  ADDITION II                                                             185,473.75

FG.98016                   ADDITION III                                                             22,777.76
                                                                                                    ---------
                                                                        TOTAL                     $877,581.98
                                                                        -----                     ===========

The above described equipment installed at:

800 West Sixth Street, Los Angeles. California 90017

                                               ACCEPTED BY: /s/ Keven H. Pollard
                                                            --------------------
                                                      DATE: March 2, 1998
                                                            --------------------

                                                      Dated:   October 31, 1996
                                                      Revised: June 2, 1997
                                                      Revised: August 29, 1997
                                                      Revised: February 26, 1998

EQUIPMENT LIST # TFG-98016                               DATED February 26, 1998
COMPANY: ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC SITE LOCATION: LOS ANGELES, CALIFORNIA
ADDITION:      III

PART NO./DESCRIPTION                                    QUANTITY      AMOUNT

     STN

RESTRUCTURE CHARGES                                                   $22,777.76
                                                                      ----------
                                              TOTAL                   $22,777.76
                                              -----                   ==========

EQUIPMENT LIST # TFG-97278                                DATED: August 29, 1997

COMPANY:         ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA
                 INTERNATIONAL, LLC
SITE LOCATION:   LOS ANGELES, CALIFORNIA
ADDITION:        II

PART NO./DESCRIPTION                                   QUANTITY          AMOUNT
--------------------                                   --------          ------
         SS-C
         ----
DTF-02 960  PORT  ADDITION  WITH   ISDN,
PER DCO-710014, ISSUE 2, DATED 06/24/97;
ISDN   TRANSPORT    SOFTWARE;    SERVICE
CUA  WITH  BASICS; ISDN    SPARE  PWBAS;
DIU  PWBA  (2)   INCLUDING  INSTALLATION
(S.O.#071568) AS FOLLOWS:

         MATERIAL                                        1 LOT          $89,242.00
         SOFTWARE                                        1 LOT           10,000.00
         INSTALLATION                                                    11,340.00
         FREIGHT                                                          3,774.75

REAL TIME ANI FEATURE #823435 (S.O.#071804)
AS FOLLOWS:
         SOFTWARE RTU                                    1 LOT           26,667.00

ONE FAIR OF A-LINKS FEATURE #003069
(S.O.#072727) AS FOLLOWS:
         SOFTWARE                                        1 LOT            6,895.00
         SCAT                                                               330.00

RELEASE 15.0 UPGRADE PER DCO-710024,
ISSUE 1, DATED 04/08/97  (S.O.#072810)
AS FOLLOWS:
         MATERIAL                                        1 LOT           25,000.00
         INSTALLATION                                                     5,000.00

ONE A LINK PAIR (S.0.#073211) AS FOLLOWS:
        SOFTWARE                                         1 LOT            6,895.00
        SCAT                                                                330.00

                                                         TOTAL         $185,473.75
                                                         =====         ===========



TFGLA206-5.WPT

              SIEMENS
              Stromberg-Carlson


              Installation Site: Los Angeles, CA


           PART NUMBER     DESCRIPTION                                 QTY
           -----------     -----------                                 ---

                           ITEM 01

                           CMF-00 CCS-02

           822068--812     Diag. Grading Panel                          1

           822003-596A     PWBA, (2W)SI HDI                             4

           822002-526      PWBA, TSI PGH I/F                            4

           207800-482      Cable Assembly (TSI/PGH)                     4

           822005-548A     PWBA, (2W) TPPO HOI                          2

           822008-588A     PWBA, TPP1                                   2

           822017-556A     PWBA, TPP2                                   2

           817577-SCCA     MG Basic OTF Assembly                        1

           817577-901A     MG, DS1 HOST CUA                             5

           817577-902A     MG, Basics PWBAS DS1 CUA                     5

           207600-225A     Frame Weldment                               1

           207800-079A     Pkg Assy Front Door Mtg Hardware             1

           207800-080A     Pk9 Assy Rear Door Mtg Hardware              1

           207800-158A     Door Assembly, Right I/O                     2

           207600-159A     Door Assembly, Left I/O                      2

           817577-92D      Cable Tie Assy                               6

           817560-626A     PWBA, (2W) TIF                              40

           817577-917A     MF Fan Assy w/Alarm                          1

              SIEMENS
              Stromberg-Carlson

              Installation Site: Las Angeles, CA

           PART NUMBER     DESCRIPTION                                 QTY
           -----------     -----------                                 ---
                           ITEM 01 (Cont.)

                           OTF - 02(cont.)

            817743-516     CUA, OIU                                      1

            207800-539     Package Assy. DIU Mtg                         1

            817564-046     PWBA (2W) DS-1 Power Supply                   2

            817744-026     PWBA Div Terminator                           2

            207630-042     Shield Assembly                               1

            817742-538     PWBA (2w) O1U                                 2

                           PRT-00

            817578-938     Mod Group, Circuit Breaker                    2

                           Miscellaneous

              DSX-DR19     Cross Connect Panel                           2

               DOC-ADD     Additions Documentation                       1

                           ITEM 01A

                           ISDN Transport

                827010     ISDN Transport                                1

        SIEMENS

        Stromberg-Carlson

        Installation Site: Los Angeles, CA

           PART NUMBER     DESCRIPTION                                 QTY
           -----------     -----------                                 ---
                           ITEM 02

                           LTR-00

           814574-992      MG Service Circuit CUA                        1

           814574-995      PWBA Mod Group Basic PWBA                     1

           207800-720      PWBA Guide                                    1

           814742-536      PWBA, DTMF REC                                5

           814742-578      PWBA. (1W) DTMF REC FOE                       3

           814571-786      FWBA (1W) Receiver/VACT/EVACT - TMF REC       3

           814885-556      PWBA (1W) DTMF Dig. Sender                    2

           814572-575      PWBA (1W) Dig. Sender TMF                     2


NOTE: Requirements for additional Service Circuits are based upon SS7 usage in the office This OUA could mount in LTF-00 CUA poso. 01

                           ITEM 03

           817564-046      PWBA (2W) DS-1 Power Supply                   1

           817744-025      PWBA, Div Terminator                          1

           207630-042      Shield Assembly                               1

                           ITEM 04

           817742-536      PWBA     (2W) DIU                             1

EQUIPMENT LIST # TFG-97245                                  DATED: June 2, 1997
COMPANY: ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA. ATHENA INTERNATIONAL, LLC SITE LOCATION: LOS ANGELES, CALIFORNIA
ADDITION: 1

PART NO./DESCRIPTION                              QUANTITY                          AMOUNT
---------------------                             --------                          ------
SS-C
----

A FULLY EQUIPPED  DTF-02 FRAME
(1152 PORTS) PER  DCO-681162,  ISSUE
1, DATED 09/17/96 (S.O.#071175) AS
FOLLOWS:
  MATERIAL                                          1 LOT                           $72,307.00
  INSTALLATION                                                                       10,200.00
  FREIGHT                                                                                24.05
765 AMP HOUR BATTERY PART #4-DAV85-19
WITH 1200 AMP HOUR CHARGER PER DCO-
710000, ISSUE 01, DATED 10/28/96; 2 EJH
PROCESSORS;  1 SPARE EJH PROCESSOR;
200 AMP  DISTRIBUTION  PANEL  WITH BUS
BAR,  CABLES  AND 10-10 AMP  BREAKERS
(S.O.#071800) AS FOLLOWS:
         MATERIAL                                   1 LOT                           52,773.00
         INSTALLATION                                                               12,200.00
         FREIGHT                                                                       895.48
A HENDRY FUSE PANEL PER DCO-710009,
ISSUE 02, DATED 12/06/96  (S.O.#071983)
AS FOLLOWS:
         MATERIAL                                   1 LOT                            1,732.00
         INSTALLATION                                                                2,200.00
         FREIGHT                                                                        78.50
         THIRD PARTY VENDOR- ACTION TELCOM
    PRIMARY SYSTEM; SECONDARY SYSTEM; AVAS
    SYSTEM; TCP/P PACKAGE; NETPLAN PACKAGE;
    REMOTE COMMUNICATIONS PACKAGE; BASIC
    AGGRAGATOR PACKAGE; INSTALLATION;
    TRAINING (SEE ATTACHED EQUIPMENT LIST)          1 LOT                          111,650.00
         THIRD PARTY VENDOR TELLABS
    81.2571/32MS T1 ECHO CANCELLER                      8                           17,655.00
    FREIGHT                                                                              8.58
    81.0257D/23" ECHO CANC MTG ASSY                     1                              836.00
    FREIGHT                                                                             11.88
         THIRD PARTY VENDOR- TTC
    EQUIPMENT AS FOLLOWS:                           1 LOT                           15,807.00
    CENTRAL OFFICE TESTING PKG, S/N 10347               1
    RACK MOUNT, 19", 1402                               1
    RACK MOUNT (19") FOR 41934                          1
    CABLE BANTAM TO BANTAM 10'                          4
    FREIGHT                                                                             43.00
                                                                                        -----
                                                 TOTAL                            $298,421.49
                                                 =====                            ===========

           PART NUMBER     DESCRIPTION                                 QTY
           -----------     -----------                                 ---
                           ITEM 01

                           DTF-01

            817577-900     Frame M/G                                     1

            817577-901     MG, DS-1 Host CUA                             6

            817557-902     MG, DS-1 Basic PWBA's                         6

            207600-225     Frame Weldment                                1

            207800-079     Package Assembly Front Door Mtg Hdw           1

            207800-080     Package Assembly Rear Door Mtg Hdw            1

            207600-158     Door Assembly, Right I/O                      2

            207600-159     Door Assembly, Left l/0                       2

            207600-721     PWBA Guide                                    6

            817560-606     PWBA, T1 Interface                           48

            817577-917     MG Blower w/Fan Alarm, Base                   1

                           CMF-00, CCS-01

            822068-811     Diag. Grading Panel                           1

            822003-596A    PWBA, (2W) TSI HDI                            4

            822002-526     PWBA, TSI PGH I/F                             4

            207800-482     Cable Assembly (TSI/PGH)                      4

            822005-546A    PWBA, (2W) TPPO HDI                           2

            822006-566A    PWBA, TPP1 (For Addition)                     2

            822017-566A    PWBA, TPp2 (For Addition)                     2


                                       1

STROMBERG-CARLSON

INSTALLATION SITE: LOS ANGELES, CA

           PART NUMBER     DESCRIPTION                                 QTY
           -----------     -----------                                 ---
                           ITEM 01 (Cont.)

                           PRT-00
                           ------

            817576-938     Mod Group, Circuit Breaker                    2

                           Miscellaneous
                           -------------

              DSX-DR19     Cross Connect Panel                           2

              DOC-ADD      Additions Documentation                       1

           PART NUMBER     DESCRIPTION                                 QTY
           -----------     -----------                                 ---
                           ITEM 01

                           Miscellaneous
                           -------------
           203352-600      OEM Equipment, Fuse Panel                     1
           020785-086      100' Red Power Cable                          1
           020785-065      100' Black Power Cable                        1

                           Documentation
                           -------------
              DOC-ADD      Additions Documentation                       1

        NOTE: The ADC Cross Connect Panel and Hendry Fuse Panel must be ordered for 23" mounting.



--------------------------------------------------------------------------------
         >>>>> EQUIPMENT LIST AND WARRANTY INFORMATION ON NAMS SALE <<<<<
--------------------------------------------------------------------------------

CUSTOMER: ATHENA                              PROJECT CODE: 9205

BUSINESS OFFICE ADDRESS:

BUSINESS OFFICE PHONE#: VOICE: (  )           FAX: (  )

SITE LOCATION: Los Angeles

SITE ADDRESS: 800 W. 11th St. Ste 380, Los Angeles, CA, 10017

SITE PHONE#: VOICE: (213) 622-4977 FAX: (  )  NAMS: (  )

SWITCH TECH: Wayne Carey

SYSTEM NAME:

PURCHASE DATE:            STARTUP DATE:          WARRANTY. END DATE:

PRIMARY SYSTEM EQUIPMENT:        Name:                     Password:

--------------------------------------------------------------------------------------------------
Key  Make                       Model #            Serial #                 I/O  IRQ   ADDR    STK
--------------------------------------------------------------------------------------------------
PC   ACER     9000              P/N 91AA984003     1900047309
KB   ACER     PS2               6311-k             K6367171828P
MON  ACER     34T UVGA          7134T              M3TP64711536
VC   AII      Built In          MacH64             215CT22200                     9
HDC  Adaptec  Built In          AIC-7880P          722511                   8400  11
HDC  MYLEX                      DAC960PL           982139                   8000  10   PCISLOT-1
HD   IBM 4gig Channel-1         74G7005            M1AG3B59925              mdac id-0  Tray-1 F/W
HD   IBM-4gig Channel-2         DCAS-34330         B3A14326                 mdac id=0  Tray-5-F/W
HD   IBM 4gig Channel-2         DCAS-34330         B3A14421                 mdac-id=1  Tray-6-F/W
FD   Mitsumi  (1.44)            D359T5             3542754                  3f2    6
TD   Tandberg                   TDC-4222           42223862                 alad-id=2  5-gig
SL1  Digi     Host Ad.                             095257155                           F0000000
SL1  Digi     Conc.             (1P) 50000585      (S)E7702756               16-port   DB-25
X25  SWG                        SGX                011311                    300    15 D0000
PRN  Epson                      LP-870             40U1119747                3bc 7 /dev/1p0
NET  3COM                       3C590              6GF14D2S6E                7000 ........14 PCISLOT-3
SER  ACER                       Built In                  com1               3f8  4
SER  ACER                       Built In                  com2               3be  3
CD   NEC                        CDR-222            5Z000214322               mdac id-5
DIA  AVAS                       D/21D              CG030890                        5    D2000
P/S  DELTA                      DPS-350EB          Y2613001392                          352-watts

I/P ADDRESS= 206.142.142.97
MEMORY= 64 meg
SPEED= 166 mhz

SOFTWARE:

------------------------------------------------------------------------------------------
Key    Make                License        License          License            Registration
                           Number         Code             Data               Key
------------------------------------------------------------------------------------------
OS     SCO OpenServer      2DL091048     qwncovwn                             ezwzckaosk
       Enterprise Sys
------------------------------------------------------------------------------------------
OS     SCO Advanced        2DL090568     qonorjmn          k0:ul:mpyb07k      hhosbhoebh
       File & Print
------------------------------------------------------------------------------------------
OS     SCO OpenServerI     2DL083104     qbwdzhfc          g0;k;u10;msml      ezwzckaosk
       User License                                        f48
------------------------------------------------------------------------------------------

SOFTWARE:

------------------------------------------------------------------------------------------
Key    Make                Serial #         Activation Key #                  Version
------------------------------------------------------------------------------------------
NAMS   ATC NAMS II
X25    Netcom II           net26414         D094339ff                          4.5.4
COMM   Term                CSU152134U3      gbldbich                           6.2
DB     Foxpro                                                                  2.60
------------------------------------------------------------------------------------------

SECONDARY SYSTEM EQUIPMENT: Name:                       Password:
------------------------------------------------------------------------------------------
Key    Make                    Model #           Serial #           I/O   IRQ   ADDR   STK
------------------------------------------------------------------------------------------
PC    ACER                     2133              1900054811
KB    ACER                     6311-K            K6367031462P
MON   ACER                     7134T             M3TP64712500
VC                             Built In
HDC   Adaptec                  Built In                             7400   11
HD    IBM 2-gig                DAC32160      l1546H6125Z1M000001585             id=0
FD    Mitsumi (1.44)           D359T5            6K17MT0652          3f2    6
TD    Tandberg                 4220              4226686
X25   SWG                      SGX               D01307              300   15   D0000
NET   3COM                     3C590             6GF1657997         7000   14
PRN                                                                         7  /dev/1po
SER   ACER                     Built In                        coml  3f8    4
SER   ACER                     Built In                        com2  2f8    3
------------------------------------------------------------------------------------------

I/P ADDRESS= 206.142.142.96
MEMORY= 16 meg
SPEED= 133 mhz

SOFTWARE :

------------------------------------------------------------------------------------------
Key   Make                License        License       License         Registration
                          Number         Code          Data            Key
------------------------------------------------------------------------------------------
OS    SCO OpenServer      2DL085640      kybwynit                      xzxzeqhghj
      Enterprise Sys
------------------------------------------------------------------------------------------
OS    SCO Advanced        2DL085160      gwrqfgor      k0;ul;mp8anw4   gttttqqobj
      File & Print
------------------------------------------------------------------------------------------
OS    SCO OpenServer      2DL089298      qbwdzhkx      g0;k;u10;m14p   qbhqqaakjj
      User License                                     zdx
------------------------------------------------------------------------------------------

SOFTWARE:

------------------------------------------------------------------------------------------
Key   Make                Serial #        Activation Key #              Version
------------------------------------------------------------------------------------------
NAMS  ATC NAMS II
X25   Netcom II          net26410         N901208fc                     4.5.4
COMM  Term               CSU151463U3      nghehjak                      6.2
------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT:
------------------------------------------------------------------------------------------
Key   Make                Model #               Serial #
------------------------------------------------------------------------------------------
DSU   DDC                 VRT-1 (Stat-Mux)      628439 (switch)                                                    ....
DSU   DDC                 VRT-1 (Stat-Mux)      628444 (billing office)

EASY  BRIDGE              3000                  9604AF6222 (SWITCH)
EASY  BRODGE              3000                  9606AF7075 (BILLING OFFICE)

Modem Multitec            MT1932ZDX (Primary)   4797703
Modem Multitec            MT1932ZDX (Secondary) 4724938

                     Athena International LTD Liability Co.
                          dba Athena International, LLC
                             SITE: Denver, Colorado

                                 LEASE PAYMENTS
            ADDENDUM TO LEASE AGREEMENT DATED July 25, 1994 BETWEEN .
 TELECOMMUNICATIONS FINANCE GROUP AND Athena International Ltd. Liability Co. dba Athena
                               International, LLC

EFFECTIVE FEBRUARY 1, 1995 (60 MONTHLY LEASE PAYMENT)
  ORIGINAL VALUE OF EQUIPMENT                                          $314,252.00
  RATE FACTOR PER  $1,000                                              $    21,993
    ORIGINAL MONTHLY LEASE PAYMENT                                                              $ 6,911.34

  ADDITION I                                                           $181,250.64
  RATE FACTOR Per $1,000                                               $ 23,408
  ADDITION I MONTHLY LEASE PAYMENT                                     $  4,242.71
    TOTAL MONTHLY LEASE PAYMENT                                                                 $11,154.05

EFFECTIVE SEPTEMBER 1, 1996 (41 MONTHLY LEASE PAYMENTS REMAINING)
  ADDITION II                                                          $164,516.10
  RATE FACTOR PER $1,000                                               $ 29,610
  ADDITION II MONTHLY LEASE PAYMENT                                    $  4,871.32
    TOTAL MONTHLY LEASE PAYMENT                                                                $ 16,023.37

EFFECTIVE JANUARY 1, 1997 (37 MONTHLY LEASE PAYMENTS REMAINING)
  ADDITION III                                                         $264,356.65
  RATE FACTOR PER S1,000                                               $ 32,229
  ADDITION III MONTHLY LEASE PAYMENT                                   $  8,519.95
    TOTAL MONTHLY LEASE PAYMENT                                                                $24,545.32

EFFECTIVE FEBRUARY 1, 1997 (36 MONTHLY LEASE PAYMENTS REMAINING)
  ADDITION IV                                                           $ 68,015.31
  RATE FACTOR PER $ 1,000                                               $ 32,976
  ADDITION IV MONTHLY LEASE PAYMENT                                     $  2,242.87
    TOTAL MONTHLY LEASE PAYMENT                                                                 $26,788.19

EFFECTIVE APRIL 1, 1997 (34 MONTHLY LEASE PAYMENTS REMAINING)
  ADDITION V                                                            S 63,595.58
  RATE FACTOR PER S1,000                                                $ 34,603
  ADDITION V MONTHLY LEASE PAYMENT                                      $  2,200.60
    TOTAL MONTHI.Y LEASE PAYMENT                                                                $29,988.79

EFFECTIVE MAY 1, 1997 (33 MONTHLY LEASE PAYMENTS REMAINING)
  ADDITION VI                                                           $ 87,896.85
  RATE FACTOR PER $ 1,000                                               $ 35,020
  ADDITION VI MONTHLY LEASE PAYMENT                                     $  3,078.15
    TOTAL MONTHLY LEASE PAYMENT                                                                 $32,066.94

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                    ITEM 01

PART NUMBER            DESCRIPTION                                      QTY
-----------            -----------                                      ---
                       Switching Equipment

                       Line Trunk Frame (LTF)
OCCSLTFFRM             Line Trunk Frame                                   1
814742-566             Diagnostic Test Gen/Monitor                        1
LTFDOORS               LTF Doors, Front & Rear                            1
LINGRPCUA              Line Group CUA (LTF)                               1
SLTFUTSCUA             Trk/Svc Ckt CUA Grp                                1
SLTFUSCUA              Svc Ckt CUA Grp                                    4
814571-706             Digital TMF Rcv.(2/PWBA)                          19
814572-576             Digital Sender (TMF/SATT)                          6
814695-556             Digital DTMF Sender                                6
814643-596             Digital DTMF Receiver                             23
814742-576             (FOC) Digital DTMF Receiver                        4
814574-936             2-Wire E&M Trunk PWBA                              2
814574-932             Loop Trunk, Reverse Batt PWBA                      1

                       Digital Trunk Frame(DTF)
OCCSDTFFRM             Digital Trunk Frame                                1
DTFDOORS               DTF Doors, Front & Rear                            1
SDS1HSTCUA             DS1 Host Ckt CUA                                   6
817560-626A            T1 Interface PWBA                                 48
817577-917A            Blower Assembly w/fan Alarm                        1

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                           ITEM 01

PART NUMBER            DESCRIPTION                                      QTY
-----------            -----------                                      ---
                       Switching Equipment

                       Control & Maintenance Frame (CMF)
SCMFOCC12.1            Control & Maint Frame OCC 12.1                     1
CMFDOORS               CMF Doors, Front & Rear                            1
822068-819             DLI Transfer                                       1
814635-086             PWBA Ring (N+1)                                    1
814721-666             Serial Line Unit PWBA                              1
822010-676             Disk Drive Assy                                    2
822010-656             Tape Drive                                         1
817702-556             Traffic Measurement/Rec                            1
817620-556             MSA PWBA                                           1
814727-626             J2 Maintenance Processor                           1
822010-606             Power & Alarm PWBA                                 1
817680-606A            BMUX PWBA                                          1
822222-606A            DLI-II                                             1
TSIPWB17               TSI PWBA                                           4
822702-536A            PXAM Il - 4MB                                      2
822727-696A            J-Processor (8MB)                                  2
814770-656             PXA Memory PWBA 1/Mbyte                            1
TPPOPWB17              TPP PWBA (Sectors 0, 1)                            1
OCCSNCS                Sync Network Clock (Slave)                         1
822718-596             Feature Processor (PWBA)                           2
814095-626             Service Group Diag PWBA                            1

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                          ITEM 01

PART NUMBER            DESCRIPTION                                      QTY
-----------            -----------                                      ---
                       Switching Equipment

                       Control & Maintenance Frame (CMF) (CON'T)
OCCTAPE                Tape Control PWBAs                                1
814722-216A            RS232 Interface Module                            7

                       Power & Test Frame (PRT)

SPRTFOCC12.1           Power Ringing & Tst Fr OCC12.1                    1
PRTDOORS               PRT Doors, Front & Rear                           1
817576-938             Circuit Breaker 100 Amp                           7
814475-036             Alarm Sender PWBA                                 1
817576-912             Basic Cabinets & MTG for N+1 )                    1
814629-904             Ringing Generator (20 Hz)                         1
817576-934             200VA DC/AC Non-Redund. Invtr                     1
814215-820             Cook 4 Chan Announcer (NT5M)                      1
203352-681             4 Channel Announcer                               1

                       Automatic Message Accounting
                       ----------------------------
SAMAFRM                AMA Frame                                         1
AMADOORS               AMA Doors Rear                                    1
814421-908             Cook 1600 BPI Tape Drives (2)                     2
814421-909             Cook 1600 BPI Strapping                           2

     SIEMENS
     STROMBERG-CARLSON

     Installation Site: Los Angeles, CA

                                                             ITEM 01

PART NUMBER            DESCRIPTION                                      QTY
-----------            -----------                                      ---

                       Switching Equipment

                       Miscellaneous
                       -------------
4-24419-0290           DSX PnI-ADC DSX-DR 19 w/cord                      2
PJ716                  Bantam Patch Cord                                 8
2200B                  Channel Access Unit                               1
203352-645             9600 Full Duplex Modems                           1
202975-592             7' x 19" Relay Rack                               1
207800-284             Installation Material                             1
200110-119             Fuse 1 1/'3 amp                                  20
200110-129             Fuse 3 amp                                       10
200110-429             Fuse 10 amp                                       5
200110-139             Fuse 5 amp                                       10
SD0000                 Std System Documentation                          1
D0001                  Specifications, Paper                             2
D0002                  Site Drawings, Paper                              2
203352-600             Hendry Filtered Fuse Panel                        1
207630-911             Modem Eliminator OCC                              2
207630-901             PKG Assy/Modem Eliminator                         4
                       Superstructure & Cabling                          1

                       Battery Distribution Frame
                       --------------------------
814053-043A            7ft Battery Discharge Frame                       1
207521-733             Shield                                            1

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                        ITEM 01

PART NUMBER            DESCRIPTION                                      QTY
-----------            -----------                                      ---
                       Switching Equipment

                       Power Equipment
                       ---------------
                       Customer Supplied

                       Distribution Frame Equipment
                       ----------------------------
5065-8                 Term Blocks Newton 8 x 26                          4
5054                   Newton Bracks (1 per 2 blks)                       2

                       Maintenance & Administration Equipment
                       --------------------------------------
202958-464             Tape Cartridge                                     1
203352-608             Arrow Tape Drive Cleaning Kit                      1
203352-283             Genicom 2120 Keyboard/Printer                      1
7271-964               Box, Teleprinter Paper                             1

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE: LOS ANGELES, CA,


                                                        ITEM O1

PART NUMBER            DESCRIPTION                                      QTY
-----------            -----------                                      ---
                       Spare Circuit Packs
                       -------------------
200110-099             Fuse 1/2 Amp                                       1
207630-042             Power Supply Shield                                1
555020-125             Fuse, 3AG, 3A                                      1
555366-001             Switch, SPST                                       1
814288-526             Tape Diagnostic PWBA                               1
814291-546             Tape Motion Cont. PWBA                             1
814298-526             Tape Buffer PWBA                                   1
814439-056             PGC-1 PWBA                                         1
814440-076             PGC-2 PWBA                                         1
814441-056             MUX/DEMUX PWBA                                     1
814462-036A            Power Supply PWBA                                  1
814463-026A            Power Supply PWBA                                  1
814539-026             CMOS Codec Comm. PWBA                              1
814727-626             J2 Maintenance Processor                           1
817113-086             Power Supply PWBA                                  1
817524-066A            LTC Interconnect PWBA                              1
817560-626A            T1 Interface PWBA                                  1
817561-526             T1 I/F Control 1 PWBA                              1
817562-566             T1 I/F Control 2 PWBA                              1
817564-026A            Power Supply PWBA                                  1
817581-026             DS1 Terminator PWBA                                1
817702-556A            TMRS Processor                                     1
822010-656             Tape Drive                                         1

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE: LOS ANGELES, CA

                                                         ITEM 01

PART NUMBER            DESCRIPTION                                      QTY
-----------            -----------                                      ---
                       Spare Circuit Packs(Cont.)
                       -------------------
822010-666             Tape Drive PWBA                                    1
822015-536             Clock Generator (SNC) PWBA                         1
822024-036A            Power Monitor PWBA                                 1
822033-596A            MCG - II PWBA                                      1
822034-536A            Master Clock Dist. PWBA                            1
822289-566A            TBI II PWBA                                        1
822723-556A            Data Link III PWBA                                 1
822726-526A            HD MSA/SL PWBA                                     1
822010-606A            MSDA Pwr & Alarm                                   1
822010-636             Disk Drive Assy                                    1
822222-606A            DLI-II                                             1

                       Software Features
                       -----------------
999948                 OCC Basic Features Package                         1
011219                 Trunks Automatic Routine Testing                   1
011289                 Out of Svc Limit for Server Grp. Eq.               1
012970                 Glare Guard                                        1
018000                 Paginated Print-out                                1
026609                 Route Treatment Expansion                          1
053140                 Alarm Repeat Notification                          1
053150                 Alarm LSSGR Compliant                              1
053770                 Alarm Spurt Alarm During Transfer                  1
056519                 Automatic Switch-Over                              1

INSTALLATION SITE: LOS ANGELES, CA

PART NUMBER            DESCRIPTION                                      QTY
-----------            -----------                                      ---
ITEM 02                SS7 HARDWARE & SOFTWARE

822057-526             Signaling System Controller                       2
822055-536             Communication Link Controller                     2
814742-586             Continuity Test PWBA                              3
822723-556             Data Link III                                     2
003009                 Common Channel Signaling System                   1
003019                 Service Switching Point                           1
003069                 CCS7 Link Pair Software                           1

ITEM 02A               SS7 SPARES

822057-526             Signaling System Controller                       1
822055-536             Communication Link Controller                     1

ITEM 03                "A" LINKS

003069                 CCS7 Link Pair Software                           1

ITEM 04                Power Equipment

2029750593             7' x 23" Relay Rack                               1
DDV85-19               Exide DD Battery 765 AH                           1
203352-588             Charger/Lorain/200A RHM200D50                     2

ITEM 05

                       Upgrade to Release 14.0                           1

ITEM 06

                       De-Install at Calgary, pack                       1


                     Athena International Ltd. Liability Co.
                          dba Athena International, LLC
                             SITE: Denver, Colorado

                           LEASE PAYMENTS (CONTINUED)

EFFECTIVE JUNE 1, 1997 (32 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION VII                                                        $ 89,193.68
        RATE FACTOR PER $1,000                                              $ 35.965
        ADDITION VII MONTHLY LEASE PAYMENT                                  $ 3,207.85
           TOTAL MONTHLY LEASE PAYMENT                                                                 $35,274.79

EFFECTIVE JULY 1, 1997 (37 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION VIII                                                       $ 58,013.66
        RATE FACTOR PER $l,000                                              $36.971
        ADDITION VIII MONTHLY LEASE PAYMENT                                 $2.144.82
           TOTAL MONTHLY LEASE PAYMENT                                                                 $37,419.61

EFFECTIVE OCTOBER 1, 1997 (28 MONTHLY LEASE PAYMENTS REMAINING)
        ADDITION IX                                                         $ 93,500.00
        RATE FACTOR PER $1,000                                              $540.423
        ADDITION IX MONTHLY LEEASE PAYMENT                                  $ 3,779.55
           TOTAL MONTHLY LEASE PAYMENT                                                                 $41,199.16

EFFECTIVE DECEMBER 2, 1997, THE LEASE TERM IS EXTENDED FROM 60 TO 74 MONTHS.
EFFECTIVE JANUARY 1, 1998 (39 MONTHLY LEASE PAYMENTS REMAINING)

      ADDITION X                                                            $220.193.11
      LEASE PAYMENTS ARE AS FOLLOWS:
      01/01/98-03/01/98      $ -0-
      04/01/98 - 03/01/2001    $37,258.01

TOTAL VALUE OF EQUIPMENT                                                  $1,604,783.58
========================                                                  =============


SUMMARY OF TOTAL LEASE PAYMENTS:
      4 @ $ 6,911.34 = $ 27,645.36
     15 @ $11,154.05 = $167,310.75
      4 @ $16.025.37 = $ 64,101.48
      1 @ $24.545.32 = $ 24,545.32
      2 @ $26,788.19 = $ 53,576.38
      1 @ $28,988.79 = $ 28,988.79
      1 @ $32,066.94 = $ 32,066.94
      1 @ $35,274.79 = $ 35,274.79
      3 @ $37,419.6l = $112,258.83
      3 @ $41,199.16 = $123,597.48
              3@$-0- = $   -0-
      36@ $37,258.01 = $1,341,288.36
                       -------------
      60               $2,010,654.48

                                                   ACCEPTED BY:
                                                   DATE:

                             SCHEDULE I OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)
                              EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of July 25, 1994 between Telecommunications Finance Group, as Lessor, and Athena International Ltd. Liability Co. dba Athena International, LLC, as Lessee, are described below and in the attached equipment list(s):

Equipment List
Number                 Description                                                    Amount
--------------         -----------                                                    ------

DCO-481238             A Siemens Stromberg-Carlson                                   $314,252.00
                       Digital  Central  Office  Carrier  Switch  Equipped and
                       Wired  for 1152  Digital  Ports  (DCO-481238,  Issue 1,
                       Dated  05/19/94)  with a New Basic  Release 12.1 CMF, A
                       Used AMA Frame, SS7 with 800  Portability,  SS7 Spares,
                       One (1)  Additional  Pair of "A"  Links,  International
                       Operator  Service,  and  Route  by ANI  on any  700/800
                       Number Including Installation

TFG-95029              ADDITION I                                                     181,250.64
TFG-96152              ADDITION II                                                    164,516.10
TFG-96181              ADDITION III                                                   264,356.65
TFG-97189              ADDITION IV                                                     68,015.31
TFG-97207              ADDITION V                                                      63,595.58
TFG-97216              ADDITION VI                                                     87,896.85
TFG-97242              ADDITION VII                                                    89,193.68
TFG-97253              ADDITION VIII                                                   58,013.66
TFG-97284              ADDITION IX                                                     93,500.00
TFG-98018              ADDITION X                                                     220,193.11
                                                                                   -------------
                                  TOTAL                                            $1,604,783.58
                                  =====                                            =============

The above described equipment installed at:
910 15th Street, Suite 667, Denver, Colorado 80202-2928

                        ACCEPTED BY:
                        DATE:
                                          Dated:       July 25, 1994
                                          Revised:     April 24, 1995
                                          Revised:     July 23, 1996
                                          Revised:     December 2, 1996
                                          Revised:     January 13, 1997
                                          Revised:     February 25, 1997
                                          Revised:     March 25, 1997
                                          Revised:     May 7, 1997
                                          Revised:     June 11, 1997
                                          Revised:     September 3, 1997
                                          Revised:     February 27, 1998

EQUIPMENT LIST #TFG-98018                            DATED: February 27, 1998

COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      X


PART NO./DESCRIPTION                               QUANTITY        AMOUNT
--------------------                               --------        ------
RESTRUCTURE CHARGES                                                $ 44,193.11
        THIRD PARTY VENDOR- TELESELECT
VTS-60 MODEL NUMBER: 300-Y-ITS INCLUDING:             1 LOT         176,000.00
TSG VTS TERMINATION SOFTWARE PACKAGE,
S/Y VS97R01-R02                                       2
ICS WIN/NT COMP SYS, S/N 9711010 & 9711011            2
DIALOGIC DTI300SC COM BDS S/N CZ034563,
CZ021715                                              2
DIALOGIC DT1240SC COM BD, S/N CZ034121-25,
CZ034439                                              6
DATAKINETICS PCCS6 SS7 BD, S/N 01170                  1
RAD KILOMUX 2000, S/N 7231604-606, 7182322,
7251281, 7251278                                      6
RAD KVG, 5-T1M, S/N 7451153-160, 162, 164-166        12
RAD KVF,5-T1S VOICE/FAX, S/N 7428554-57
559-563, 7414236-237,231,245,7411674-76)             16
RAD DXC HIGH SPEED I/O BOARDS, S/N 735504-
510, 512,497, 7290936-938                            12
RAD DKC TI/E 1 DIGITAL CROSS CONNECT,
S/N 7440573-574                                       2
19" RACK, S/N 978721                                  1
UNINTERRUPTIBLE POWER SOURCE (UPS),
S/N 971355                                            2
RAD MBE ETHERNET BRIDGE, S/N 7455186 &-
7430875                                               2
CSU/DSU, S/N 9711010-011                              2

                                 TOTAL                            S220,93,11
                                 =====                            ==========

EQUIPMENT LIST #TFG-97284                              DATED: September 3, I997

COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      IX

PART NO./DESCRIPTION                       QUANTITY                  AMOUNT
--------------------                       --------                  ------
THIRD PARTY VENDOR - TELEFLEX

EQUIPMENT AS FOLLOWS:                        1 LOT                  $93,500.00
P133-8 INTELINKW/8 DIALOGIC BOARDS           1 LOT
D240SC-T1 CARD                               2
DTI/240SC CARD                               2

                                             TOTAL                  $93,500.00
                                             =====                  ==========

EQUIPMENT LIST #TFG-97253                                  DATED: June 4, 1997

COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      VIII

PART NO./DESCRIPTION                   QUANTITY                         AMOUNT
--------------------                   --------                         ------
    SS-C
SLU MULTI-TASKING PORT
ADDITION PER DCO-710017,
ISSUE 01, DATED 02/05/97
(S.O.#072091) AS FOLLOWS:
    MATERIAL                           1 LOT                           $ 456.00
    INSTALLATION                                                       2,500.00
    FREIGHT                                                               22.95

SEA 96019 EXPANSION OF ROUTE
GUIDE INDEXES TO 4096 PER DCO-
681122,  ISSUE 01, DATED 07/09/96;
RELEASE 15.0 RTU STARTUP
(S.O.#072300) AS FOLLOWS:
    MATERIAL                           1 LOT                           55,000.00
    FREIGHT                                                                34.71
                                                                      ----------
                                      TOTAL                           $58,013.66
                                      =====                           ==========

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE: DENVER, CO

PART NUMBER                 DESCRIPTION                                   QTY
-----------                 -----------                                   ---
                            Switching Equipment

                            ITEM 01
                            SLU PWBA (CMF-00)
814722-216                  PWBA, SLU Panel RS232                          1
207630-857                  Package Assy, Module Hardware                  1
825079                      Multi-Tasking Software                         2

NOTE: Each SLU PWBA has two ports on it, therefore two multi-tasking software pods are shown.

EQUIPMENT LIST #TFG-97242                                    DATED: May 7, 1997

COMPANY:  Athena International Ltd. Liability Co.
          dba Athena International, LLC

SITE LOCATION: Denver, Colorado
ADDITION:  VII

PART NO./DESCRIPTION                      QUANTITY                      AMOUNT
--------------------                      --------                      ------
SS-C

A FULLY EQUIPPED DTF-04 FRAME
PER DCO-710015, DATED 01/23/97
(S.O.#071631) AS FOLLOWS:
        MATERIAL                             1 LOT                    $ 60,787.00
        INSTALLATION                                                     9,100.00
        FREIGHT                                                            590.51

HENDRY FUSE PANEL PER DCO-710008,
ISSUE 02, DATED 12/06/96 (S.O.#071982)
AS FOLLOWS:
        MATERIAL                             1 LOT                       1,732.00
        LABOR                                                            1,900.00
        FREIGHT                                                             84.17

TOLL FREE NUMBER. EXPANSION (S.O.#072119)    1 LOT                      15,000.00
                                                                       ----------
                                          TOTAL                        $89,193.68
                                          =====                        ==========

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE: DENVER, CO

PART NUMBER            DESCRIPTION                                     QTY
-----------            -----------                                     ---
                                  ITEM 01

                       DTF-04 Frame Addition

817577-900             Frame MG                                          1
817577-901             MG, DS1 Host CUA                                  6
817577-902             MG, Basics PWBAs DS1 CUA                          6
207600-225             Frame Weldment                                    1
207800-079             Pkg Assy Front Door Mtg Hardware                  1
207800-080             Pkg Assy Rear Door Mtg Hardware                   1
207600-158             Door Assembly, Right I/O                          2
207600-159             Door Assembly, Left I/O                           2
207600-721             PWBA Guide                                        6
817560-606             PWBA, T1 Interface                               48
817577-917             MG Blower w/Fan Alarm, Base                       1

                       PRT-00
                       ------
817576-938             Mod Group, Circuit Breaker                        2

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE: DENVER, CO

PART NUMBER            DESCRIPTION                                     QTY
-----------            -----------                                     ---
                              ITEM 01 (Cont.)

                       Miscellaneous

DSX-DR19               Cross Connect Panel                               2
202975-592             Relay Rack (Lorain)                               1
DOC-ADD                Additions Documentation                           1

                              ITEM 02

                       LTF-01 Frame Addition

814574-900             MG Basic Frame Assy, LTF                          1
814574-901             MG Supervisory Panel Assy                         1
814574-904             MG Pkg Assy, Ejector Bar, Top                     1
814574-903             Mod Group Term Assy Power                         1
207600-720             PWBA Guide                                        1
207600-210             Pkg Assy, Frame Weldment                          1
207600-014             Pkg Assy, LTF Term Block EMC                      1
814574-992             MG Service Circuit CUA                            1
814574-995             PWBA Mod Group--Basic PWBA                        1
207600-160             Pkg Assy Front Door Mtg Hdw                       1
207600-471             Pkg Assy Rear Door Mtg Hdw                        1

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE: DENVER, CO

                                                     ITEM 01

PART NUMBER            DESCRIPTION                                     QTY
-----------            -----------                                     ---

                       Miscellaneous
                       -------------
203352-600             OEM Equipment, Fuse Panel                         1
020785-086             100' Red Power Cable                              1
020785-065             100' Black Power Cable                            1

                       Documentation
                       -------------
DOC-ADD                Additions Documentation                           1

NOTE: The ADC Cross Connect Panel and Hendry Fuse Panel must be ordered for 23" mounting.

EQUIPMENT LIST #TFG-97216                                DATED: March 25, 1997
COMPANY:  Athena International Ltd. Liability Co.
          dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      VI

PART NO./DESCRIPTION
  SS-C                                                      QUANTITY                 AMOUNT
--------------------                                        --------                 ------
AN UPGRADE TO RELEASE 14.0 PER
DCO-681152, ISSUE 01, DATED 08/19/96
(S.O.#071521)                                                1 LOT                   $15,000.00

ONE COMMON  CONTROL  SECTOR
ADD PER  DCO-781001,  ISSUE 01,  DATED
10/02/96 (S.O.#071523) AS FOLLOWS:
        MATERIAL                                             1 LOT                    19,730.00
        INSTALLATION                                                                   3,000.00
        FREIGHT                                                                           84.10
200 AMP  DISTRIBUTION  PANEL WITH BUS BAR,  CABLES,  10-10 AMP  BREAKERS PER
DCO-710002, ISSUE 01, DATED 10/28/96 (S.O.#071801) AS FOLLOWS:
        MATERIAL                                             1 LOT                     1,360.00
        INSTALLATION                                                                   2,200.00
        FREIGHT                                                                           44.75
REAL TIME ANI FEATURE #823435
(S.O.#071805)                                                1 LOT                    26,666.00
        THIRD PARTY VENDOR- CIBER NETWORK
        EQUIPMENT AS FOLLOWS: 1 LOT                                                   19,767.00
D4841A/LH PRO 6/200 S/N SG63400748                           1
D3583C/4.2GB F/W HOT SWAP HDD                                4
D4295A/32MB DIMM MEMORY UPGRADE                              1
JC-14WIVMA/MSYNC C400, 14, 128ONI.,
28D, 60HZ                                                    1
J317lA/10/100 TX PCI ADAPTER                                 2
D4921A/REDUNDANT POWER SUPPLY                                1
N3-IL40-U/NOCULAN, 4.0, SRVR, UNLTD
USERS                                                        1
ILWS-41- l/INOCULAN FOR CLIENT-SINGLE
WORKSTATION                                                  1
00662644127330/NW 3.12 50 USER UPG TO
4.11 INTRNW 1 OOU                                            1
SHIPPING COST                                                                             45,00
                                                                                     ----------
                                                          TOTAL                      $87,896.85
                                                          =====                      ==========

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE:  DENVER, CO

PART NUMBER              DESCRIPTION                                     QTY
-----------              -----------                                     ---
                         ITEM 01

                         CCS - 03
                         --------
822068-811               Diag. Grading Panel                               1
822003-596A              PVVBA, (2W) TSI HDI                               4
822002-526               PWBA, TSI PGH I/F                                 4
207800-482               Cable Assembly (TSI/PGH)                          4
822005-546A              PWBA, (2W) TPPO HDI                               2
822006-566A              PWBA TPP1 (For Addition)                          2
822017-556A              PWBA TPP2 (For Addition)                          2
DOC-ADD                  Additions Documentation                           1

EQUIPMENT LIST #TFG-97207                              DATED: February 25, 1997

COMPANY:   Athena International Ltd. Liability Co.
           dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:  V

PART NO./DESCRIPTION                     QUANTITY                       AMOUNT
--------------------                     --------                       ------
    SS-C
2 EJH PROCESSORS WITH 1 SPARE
PER DCO.745002, ISSUE 01, DATED
10/17/96 (S.O.#071522) AS FOLLOWS:
        MATERIAL                           1 LOT                      $30,420.00
        INSTALLATION                                                    2,000.00
        FREIGHT                                                            25.58

1 A-LINK PAIR FEATURE #003069
(S.O.#071802) AS FOLLOWS:
        MATERIAL                           1 LOT                        7,170.00
        SCAT                                                              330.00

         THIRD PARTY VENDOR- TELEFLEX

P 133-4 INTELINK W/4 DIALOGIC BOARDS       1                           23,650.00
                                                                      ----------
                                         TOTAL                         $63595.58
                                         =====                        ==========

EQUIPMENT LIST #TFG-97189                               DATED: January 13, 1997

COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      IV

PART NO./DESCRIPTION                      QUANTITY                       AMOUNT
--------------------                      --------                       ------
    SS-C
DTF-0 FULLY EQUIPPED (S.O.#071045)
AS FOLLOWS:
        MATERIAL                             1 LOT                     $60,000.00
        INSTALLATION                                                     7,500.00
        FREIGHT                                                            515.31
                                                                       ----------
                                          TOTAL                        $68,015.31
                                          =====                        ==========

SIEMENS                                                 Proposal No.: DCO-881108
                                                         Issue No.: l
STROMBERG-CARLSON                                        Date: June 24, 1996
INSTALLATION SITE: DENVER, CO

PART NUMBER          DESCRIPTION                              QTY
-----------          -----------                              ---
                                 ITEM 01 (Cont.)
                     Miscellaneous
DSX-DR19             Cross Connect Panel                        2
DOC-ADD              Additions Documentation                    1

                                 ITEM 02

                     DTF-04
                     ------
817577-900           Frame M/G                                  1

817577-901           MG, DS1 Host CUA                           6

817577-902           MG, Basics PWBAs DS1 CUA                   6
207600-225           Frame Weldment                             1
207800-079           Pkg Assy Front Door Mtg Hdw                1
207800-080           Pkg Assy Rear Door Mtg Hdw                 1
207600-158           Door Assy, Right I/O                       2
207600-159           Door Assy, Left I/O                        2
207600-721           PWBA Guide                                 6
817560-606           PWBA, T1 Interface                        48
817577-917           MG Blower w/Fan Alarm, Base                1

                     PRT-00
                     ------
817576-938           Mod Group, Circuit Breaker                 2

                     Miscellaneous
                     -------------
DSX-DR19             Cross Connect Panel                        2
DOC-ADD              Additions Documentation                    l

EQUIPMENT LIST #TFG-96181                               DATED: December 2, 1996

COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      III

PART NO./DESCRIPTION                            QUANTITY                AMOUNT
--------------------                            --------                ------
           SS-C

A FULLY EQUIPPED DTF-03 FRAME
(1152 PORTS) PER DCO-681108, ISSUE
1, DATED 06/24/96; ADDITIONAL POWER
SYSTEM; SERVICE CIRCUITS INCLUDING
INSTALLATION (S.O.#071044)                        1 LOT                $122,227.00
FREIGHT                                                                   2,339.72

Third Party Vendor - Telcom Products

EQUIPMENT AS FOLLOWS:                             1 LOT                  25,151.50
TELLABS 82-2532A ECHO CAN., S/N'S
S062195-S062210                                   16
TELLABS 81-235A SHELF, S/N'S 524757H,
480861/004,554KK0K                                3
FREIGHT                                                                     137.43

THIRD PARTY VENDOR -TTC
EQUIPMENT AS FOLLOWS:                             1 LOT                  13,486.00
TBERD-224 MAINFRAME, S/N 9495                     1
T1/TF1/DDS BERT BUNDLE (41500)                    1
G.821 PERFORMANCE OPTION                          1
DSP BOARD OPTION                                  1
VP TESTING OPTION                                 1
SIGNALING OPTION                                  1
DIGIT ANALYSIS OPTION                             1
DTM, DISTRIBUTED TEST MANAGER                     1
FREIGHT                                                                      15.00

THIRD PARTY VENDOR- ACTION TELCOM
(SEE ATTACHED EOUIPMENT LIST)
PRIMARY SYSTEM; SECONDARY SYSTEM;
AVAS SYSTEM; TCP/IP PACKAGE; NETPLAN
PACKAGE; REMOTE COMMUNICATIONS
PACKAGE INCLUDING INSTALLATION                    1 LOT                  101,000.00
                                                                        -----------
                                   TOTAL                                S264,356.65
                                   =====                                ===========

STROMBERG-CARLSON                                           Date: June 24, 1996

INSTALLATION SITE: DENVER, CO

PART NUMBER            DESCRIPTION                                         QTY
-----------            -----------                                         ---
                                 ITEM 01

                       DTF-03
                       ------
817577-900             Frame M/G                                             1
817577-901             MG, DS-1 Host CUA                                     6
817557-902             MG, DS-1 Basic PWBA's                                 6
207600-225             Frame Weldment                                        1
207800-079             Package Assembly Front Door Mtg Hdw .                 1
207800-080             Package Assembly Rear Door Mtg Hdw                    1
207600-158             Door Assembly, Right I/O                              2
207600-159             Door Assembly, Left I/O                               2

207600-721             PWBA Guide                                            6
817560-606             PWBA, T1 Interface                                   48
817577-917             MG Blower w/Fan Alarm, Base                           1
                                        (degree)

                       CMF-00 CCS-03
                       -------------
822068-811             Diag. Grading Panel                                   1
822003-596A            PWBA, (2W) TSI HDI                                    4
822002-526             PWBA, TSI PGH I/F                                     4
207800-482             Cable Assembly (TSI/PGH)                              4
822005-546A            PWBA, (2W) TPP0 HDI                                   2
822006-566A            PWBA, TPP1 (For Addition)                             2
822017-556A            PWBA, TPP2 (For Addition)                             2

                       PRT-00
                       ------
817576-938             Mod Group, Circuit Breaker                            2

STROMBERG-CARLSON                                          Date:. June 24, 1996

INSTALLATION SITE: DENVER, CO

PART NUMBER            DESCRIPTION                                         QTY
-----------            -----------                                         ---
                                 ITEM 01 (Cont.)

                       Miscellaneous
                       -------------
DSX-DR19               Cross Connect Panel                                  2
DOC-ADD                Additions Documentation                              1

                                 ITEM 02

                       DTF-04
                       ------
817577-900             Frame M/G                                            1
817577-901             MG, DS1 Host CUA                                     6
817577-902             MG, Basics PWBAs DS1 CUA                             6
207600-225             Frame Weldment                                       1
207800-079             Pkg Assy Front Door Mtg Hdw                          1
207800-080             Pkg Assy Rear Door Mtg Hdw                           1
207600-158             Door Assy, Right I/O                                 2
207600-159             Door Assy, Left I/O                                  2
207600-721             PWBA Guide                                           6
817560-606             PWBA, T1 Interface                                  48
817577-917             MG Blower w/Fan Alarm, Base                          1

                       PRT-00
                       ------
817576-938             Mod Group, Circuit Breaker                           2

                       Miscellaneous
                       -------------
DSX-DR19               Cross Connect Panel                                  2
DOC-ADD                Additions Documentation                              1

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE: NEW YORK, NY


PART NUMBER            DESCRIPTION                                         QTY
-----------            -----------                                         ---
                                        ITEM 01
                       CMF-00, CCS-03
                       --------------
822068-812             Diag. Grading Panel                                   1
822003-596A            PWBA, (2W) SI HDI                                     4
822002-526             PWBA, TSI PGH I/F                                     4

207800-482             Cable Assembly (TSI/PGH)                              4
822005-546A            PWBA, (2W)TPPO HDI                                    2
822006-566A            PWBA, TPP1                                            2
822017-556A            PWBA, TPP2                                            2

                       DTO-03
                       ------
817577-900             MG Basic DTF Assembly                                 1
817577-901             MG, DS1 Host CUA                                      6
817577-902             MG, Basics PWBAs DS1 CUA                              6
207600-225             Frame Weldment                                        1
207800-079             Pkg Assy Front Door Mtg Hardware                      1
207800-080             Pkg Assy Rear Door Mtg Hardware                       1
207600-158             Door Assembly, Right I/O                              2
207600-159             Door Assembly, Left I/O                               2
207600-721             PWBA Guide                                            6
817560-606             PWBA, T1 Interface                                   48
817577-917             MG Blower w/Fan Alarm, Base                           1

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE: NEW YORK, NY

PART NUMBER            DESCRIPTION                                         QTY
-----------            -----------                                         ---
                                 ITEM 01 (Cont.)

                       PRT-00
                       ------
817576-938             Mod Group, Circuit Breaker                           2

                       Miscellaneous
                       -------------
DSX-DR19               Cross Connect Panel                                  2
DOC-ADD                Additions Documentation                              1

                                 ITEM 02

4-DDV85-19             Exide Battery 765 Amp Hour                           1

NOTE: This battery is normally provided when DTF-03 is added.

                                 ITEM 03

                             LTF-00
                             ------
814574-992                   MG Service Circuit CUA                           1
814574-995                   PWBA Mod Group Basic PWBA                        1
207600-720                   PWBA Guide                                       1
814742-536                   PWBA, Univ. Service Circuit                      5
814742-576                   PWBA, (1W) Univ. Service Circuit                 3
814571-766                   PWBA (1W) Receiver/VACT/EVACT                    3
814695-556                   PWBA (1W) DTMF Dig. Sender                       2
814572-576                   PWBA (1W) Dig. Sender TMF                        2

NOTE: In order to mount this CUA in LTF-00, the Line CUA in CUA position 00 will have to be removed.

SIEMENS
STROMBERG-CARLSON                                      Proposal No.: DCO-681108
                                                       Issue No.: 1
                                                       Date: June 24, 1996
INSTALLATION SITE: DENVER, CO

PART NUMBER            DESCRIPTION                                         QTY
-----------            -----------                                         ---
                              ITEM 03

                       Power System Add On
4DDV85-19              Battery 765 Amp Hour
203352-520             Battery Charger, 100 Amp


NOTE: This additional power equipment is required for this addition, but is shown as an option for the customer.


                               ITEM 04

                          LTF-00
                          ------
814574-992                MG Service Circuit CUA                         1
814574-995                PWBA Mod Group-Basic PWBA                      1
207600-720                PWBA Guide                                     1
814742-536                PWBA, Univ Service Circuit                    12
814695-556                PWBA (1W) DTMT Dig. Bender                     3
814571-766                PWBA (1W) Rcvr/Vact/Evact                      5
814572-376                PWBA (1W) Dig. Sender TMP                      2

NOTE: These Service Circuits are required dependent upon the percentage of 887 use.

                          ACTION TELCOM EQUIPMENT LIST

-------------------------------------------------------------------------------------------
Key    Make                Model #           Serial #              I/O   IRQ    ADDR    STK
-------------------------------------------------------------------------------------------
PC     ACER                9000              1900031490
KB     ACER                6311K             K6366281224P
MON    ACER                7134T             M3TP63201016
VC     ATI                 MACH-64           O/B                          9
HDC    Adaptec             AIC-7880P         722511 O/B            ID=7  11
HD     IBM                 DFHS              MIAG3B46894           ID=0
HD     IBM                 DFHS              MIAG3B35970           ID=1
HD     IBM                 DFHS              MIAG3B3287S           ID=3
FD     Mitsumi (1.44)      D359T5            3553179                      6
FD     Panasonic(1.2)      JU-475-5-A67      00132626
TD     Tandberg            TDC-4222          42205281              ID=2
SL1    Digi Host Ad        IP-               09515816                           F0000000
SL1    Digi Conc.          IP-50000585-01    SE7700798
X25    SWG                 SGX                                                  D0000
X25    SWG                 SGX-Daughter
PRN    Epson               LP-870            4OU1134522                   7
NET    RACAL               InterLan T2       0207011BBC1E                 9
SER    ACER                Built-in COM 1       COM 2               4/3  3f8/2f8
CD     SONY                CDU765            5096166               ID-5
DIA    AVAS -Ver 2.50D/21D                   CG030890                     5     D2000
P/S    DELTA               DPS-350EB         42613001347

I/P ADDRESS= 193.1.94.50 aidcpri aidcpri.aidc.com
MEMORY=  32 MB
SPEED=  166 MHZ

--------------------------------------------------------------------------------
 Key      Make             Serial #               Activation Key #
--------------------------------------------------------------------------------
          SCO UNIX sysV    2DH030846              etpp14df
B         SCO PoXPro       Version 2.6
NAMS      ATC NAMS II
TERM      Century          CSU151377              bbaanmph
          NETCOM II        net26106               x21f4ceff Ver. 4.5.3a

NOTES:

----------------------------------------------------------------------------------------------------
Key   Make                Model #              Serial #                   I/O    IRQ   ADDR      STK
----------------------------------------------------------------------------------------------------
PC    ACER                F520 HB              1900027152
KB    ACER                6311-K               K63661001190
MON   ACER                7134T                M3TP63201025
VC                                             0167823
HDC   Adaptec                                  O/B
HD    LBM                 DORS-32160           11S46H6072Z1M002T0935
PD      (1.44)            D359T5               3546876
FD        (1.2)           F833B                346506
TD                                             42212493
X25   SWG                 8GX                  011151                            15    D0000
NET   RACAL PCI                                0207011BBA64                      10
SER   ACER                                     O/B COM 1 /COM.2                  4/3

I/P ADDRESS= 193.1.94.60
MEMORY= 16 MB

SOFTWARE:

--------------------------------------------------------------------------------
 Key      Make             Serial #               Activation Key #
--------------------------------------------------------------------------------
OS       SCO UNIX sysV     2DH030858             arbvbtwh
NAMS     ATC NAMS II
TERM     Century           CSU150065U3           lpomflii

EQUIPMENT LIST #TFG-96152                                   DATED: July 23, 1996
-------------------------
COMPANY:  Athena International Ltd. Liability Co.
          dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      II

PART NO./DESCRIPTION                             QUANTITY               AMOUNT
--------------------                             --------               ------
   SS-C
1152 PORT ADDITION PER DCO-681024,
ISSUE 3, DATED 02/26/96 AND CCS7 LINK
PAIR SOFTWARE 003069 (S.O.#069395)
AS FOLLOWS:

   MATERIAL                                        1 LOT              $123,857.00
   INSTALLATION                                                         10,500.00
   SOFTWARE                                                             14,450.00
   FREIGHT                                                                 529.10

         Third Party Vendor Tele-Flex Systems
         ------------------------------------
EQUIPMENT AS FOLLOWS:                              1 LOT                15,180.00
6606 1.96 DISK DRIVE, S/N'S CA2C12A/BA2C12A,                            ---------
AA2C12A                                            3
6523 DEVICE CONTROLLER, S/N DA2C12A                1

                                               TOTAL                  $164,516.10
                                               =====                  ===========

                                                      Proposal No.: DCO-681024
SIEMENS                                               Issue No.: 3
STROMBERG-CARLSON                                     Date: February 26, 1996

INSTALLATION SITE: DENVER, CO

 PART NUMBER                     DESCRIPTION                           QTY
 -----------                     -----------                           ---
                                 DTF-01
                                 ------
 817577-900                      DTF Frame Assembly                      1
 817577-901                      DS-1 Host CUA                           6
 817577-902                      DS-1 Basic PWBAs                        6
 817560-626                      T-1 Interface PWBA                     48
 207600-225                      DTF Frame Package                       1
 209600-721                      Card Guide                              6
 207800-079                      Front Door Mounting                     1
 207800-080                      Rear Door Mounting                      1
 207600-158                      Right Door                              2
 207600-159                      Left Door                               2
 827577-924                      Base Mount Blower Assembly              1

                                 LTF-01
                                 ------
 814574-992                      Universal Service CUA                   3
 814574-995                      Basic PWBAs                             3
 814571-686                      Digital TMF Receiver PWBA              14
 814572-576                      Digital TMF Sender PWBA                 3
 814695-556                      Digital DTMF Sender PWBA                3
 814643-596                      Digital DTMF Receiver PWBA             13


                                 CMF
                                 ---
 814095-616                      Service Group Diag. PWBA                1
 822003-596                      1024 Port TSI PWBA                      4
 812002-526                      TSI/PGM Interface PWBA                  4

SIEMENS                                           Proposal No.: DCO-681024
STROMBERG-CARLSON                                 Issue No.: 3
                                                  Date: February 26, I996
INSTALLATION SITE: DENVER, CO

PART NUMBER        DESCRIPTION                                QTY
-----------        -----------                                ---
207800-482         TSI/PGHGP Cable                              4
822005-546         TPP  0  PWBA                                 2
822006-576         TPP  I  PWBA                                 2
822017-566         TPP  2  PWBA                                 2
822068-810         Diag.  Grading Panel CCS-01                  1

                   PRT
                   ---
817576-938         circuit Breaker                              2

                   Miscellaneous
                   -------------
4-24419-0290       DSX Panel, ADC DSX-DR 19                     2
PJ716              Bantem Patch Cord                            8
DOC-ADD            Additions Documentation                      1

                   ITEM 02

                   Additional A-Links
                   ------------------
003069             CCS7 Line Pair Software                      1

Athena International, TBD
DCO-481238, 05/19/94, Issue 01

                                         DESCRIPTION                                   QTY
------------------------------------------------------------------------------------------
    ITEM 01
------------------------------------------------------------------------------------------
                             DIGITAL TRUNK INTERFACE FRAME USED
------------------------------------------------------------------------------------------
                    Digital Trunk Frame                                                  1
                    CUA-Digital Trunk                                                    6
                    T1 Interface (Trk + Oper.)                                          48
                    DTF CUA-Basic PWBA                                                   6
                    Rear Doors (HW=207600-471A)                                          1
                    Front Doors (HW=207600-160A)                                         1
                    Blower Assembly, Base Mtg.                                           1
                    PWBA Guides (1/CUA)                                                  6
                    Frame & Joining HW                                                   1
                    Structural Bracing                                                   1
                    Frame Package                                                        1
                    Terminal Block                                                       1

                    LINE/TRUNK FRAME USED
------------------------------------------------------------------------------------------
                    Line Trunk Frame (Analog)                                            1
                    Supervisory Panel                                                    1
                    Term Assembly PWBA                                                   1
                    CUA-LTF Line Group                                                   1
                    Basic PWBA for DAL CUA/Opt                                           1
                    Loop Trk, Reverse Battery                                            1
                    2W E&M Trunk                                                         2
                    Frame Package                                                        1
                    Terminal Block                                                       1
                    PWBA Guides (1/CUA)                                                  4
                    Sender PWBA, TMF (Digital)                                           4
                    Receiver PWBA, DTMF (STD)                                           17
                    Receiver PWBA, DTMF (FOC)                                            0
                    Structural Bracing                                                   1
                    Receiver PWBA, TMF/EVACT                                            10
                    Sender PWBA, DTMF (Digital)                                          4
                    Rear Doors (HW=207600-471A)                                          1
                    Front Doors (HW=207600-160A)                                         1
                    CUA- Trunk Service Group                                             1
                    CUA-Service Group                                                    2
                    Basic PWBA for Service Circuit CUA                                   2
                    Basic PWBA for Analog CUA                                            1

Athena International, TBD
DCO-481238, 05/19/94, Issue 01

                                         DESCRIPTION                                   QTY
------------------------------------------------------------------------------------------
                              CONTROL & MAINTENANCE FRAME. NEW
------------------------------------------------------------------------------------------

                          CMF II                                                         1
                          Frame Weldment                                                 1
                          Power Supply Door                                              1
                          Pkg. Assembly, Front Trim                                      1
                          Rear Door Mounting Hardware                                    1
                          Rear Trim Package                                              1
                          Right Front Door                                               1
                          Left Front Door                                                1
                          Door Assembly Right Rear                                       1
                          Door Assembly Left Rear                                        1
                          Door Assembly Power Supply                                     1
                          Earthquake Cabinet Joining                                     1
                          Basic TSI/TPP                                                  1
                          PWBA, Timeslot Interchange                                     4
                          TSI PGH Interface Card                                         4
                          Basic CP PWBA                                                  1
                          MCG Il PWBA                                                    2
                          DLI Il PWBA                                                    2
                          Cable Assembly, DLI II                                         1
                          PWBA, Feature Processor II                                     2
                          Cable Assembly, FP II                                          1
                          J Processor CP E/W 8 Mb Memory                                 2
                          SNC Clock                                                      1
                          DCO-E Interface                                                1
                          PWBA SLU Panel                                                 6
                          Blank Panel Package Double                                     1
                          Basic MP PWBA                                                  1
                          PWBA, TMP                                                      1
                          Cable Assembly, TMP                                            1
                          PWBA, Bus Multiplexer II                                       1
                          PWBA, Mass Storage Adapter                                     1
                          PWBA, J Processor with 2 MB Memory                             1
                          PWBA (2W) PXAM II                                              1
                          PWBA, Serial Line Unit                                         1
                          MG Basic PWBA MSS CUA                                          1
                          Tape Cartridge, MSS                                            1
                          Head Cleaning Kit, MSS                                         1
                          Basic PWBA, Maintenance and TAS                                6

Athena International, TBD
DCO-481238, 05119194, Issue 01

                          DESCRIPTION                                     QTY
-------------------------------------------------------------------------------
                    PWBA TAS Control                                       1
                    Diagnostic Grading Panel                               1
                    Release 12 Software                                    1

                    POWER, RINGING & TEST FRAME, USED
--------------------------------------------------------------------------------
                    PRT 00 Frame & Power DST                               1
                    100A Circuit Breaker Package                           9
                    5A Circuit Breaker -AC                                 1
                    7A Circuit Breaker -AC                                 1
                    Ring Generator Cabinet                                 1
                    Ring Generator- 20 Hz                                  1
                    Ring Mux & Serializer PWBA                             2
                    RM&M Optional Wiring                                   1
                    Rear Doors (HW=207600-471A)                            1
                    Front Doors (HW=207600-160A)                           1
                    Cable Assembly                                         1
                    Structural Bracing                                     1

                  COMMON EQUIPMENT FRAME USED
--------------------------------------------------------------------------------
                    19" Relay Rack (DSX/Misc.)                             1
                    Relay Rack Fuse Panel                                  1
                    Battery Discharge From-top 7'                          1
                    Package Assembly I/O EMC Earthquake                    1
                    Wall Mounted. Newton Term Block/Bar                    2
                    Installation Material                                  1
                    SCAT Package                                           1
                    Structural Bracing                                     1
                    Sup'str/Power & Intercon Cab.                          1
                    Office Related Drawings                                3
                    Standard Documentation                                 3
                    S/C Practices (SCPs)                                   1

                    AUTOMATIC MESSAGE ACCOUNTING, USED
--------------------------------------------------------------------------------
                    AMA Frame Top Entry Cable                              1
                    AMA Basic PWBA                                         1
                    Magnetic Tapes                                         1
                    1600 BPI Tape Drives                                   2


Athena International, TBD

         DCO-481238, 05/19/94, Issue 01
                               DESCRIPTION                                                       QTY
 ----------------------------------------------------------------------------------------------------
                                                                                                                1600 BPI Strapping
                           1600 BPI Software I/F                                                  1
                           Rear Doors                                                             1
                           Structural Bracing                                                     1

                           MISCELLANEOUS HARDWARE, USED
----------------------------------------------------------------------------------------------------
                           300/1200 Baud Modem                                                    1
                           Cook NT5M Digital Announcer                                            1
                           Structural Bracing Mod Grp                                             4
                           Genicom 2120 Prntr DC                                                  1
                           DEC VT 320 CA CRT                                                      1
                           DC-AC 200 VA Invert                                                    1
                           DSX PnI-ADC DSX-DR19 W/CORDS                                           4
                           ADC 2200B Test Access                                                  1


                           POWER EQUIPMENT, USED
----------------------------------------------------------------------------------------------------
                           Batt Charger 100 Amp./50V 1 Ph.                                        2
                           Charger Rack Mtg. Assembly 7'                                          1
                           Battery Rack-With Bracing                                              1
                           Exide DD Battery 700 AH                                                1

                           SPARE PARTS, USED
----------------------------------------------------------------------------------------------------
                           Common Control Spares                                                  1
                           Basic LTF Spare Parts                                                  1
                           DTF PWBA Cluster Spare                                                 1
                           Basic DTF Spare Parts                                                  1
                           AMA Spare Parts                                                        1

                           CMF II Spares, NEW

                           PWBA, Tape Drive                                                       1
                           PWBA, 91 MB Disk Drive                                                 1
                           PWBA, Power and Alarm                                                  1
                           PWBA, Master Clock OsC                                                 1
                           PWBA, Power Monitor                                                    1
                           PWBA, MCG II                                                           1
                           PWBA, Master Clock Dist. II                                            1
                           PWBA, DLI II                                                           1
                           PWBA, TBl ll                                                       1

Athena International, TBD
DCO-481238, 05/19/94, Issue 01

                               DESCRIPTION                                                       QTY
----------------------------------------------------------------------------------------------------
                           PWBA, MSA/SL                                                           1
                           PWBA, Data Link III                                                    1
                           Traffic Measure Processor                                              1
                           PWBA, J Processor with 2 MB Memory                                                                   1
                           PWBA, Feature Processor II

                           S0FTWARE FEATURES
----------------------------------------------------------------------------------------------------
                           Software Generic Release 12.1                                          1
                           No. of NXX Ofc. Codes                                                512
                           Split Authorization Codes                                              1
                           Hot Line Routing                                                       1
                           Fraud Detection-Pattern Recog.                                         1
                           Trunk Queuing with Override                                            1
                           DAL Directory No. Tables                                               1
                           Intercept to Announcer                                                 1
                           Tape to Tape Transfer                                                  1
                           Time Altered Least Cost Rtg                                            1
                           INWATS AC on FGB Circuits                                              1
                           Enhanced Fraud Detection                                               1
                           FGC Outgoing Operation                                                 1
                           Digital Pad Control                                                    1
                           Auth. Code Sending on FGA                                              1
                           Concurrent AMA\DLI                                                     1
                           Shared Project Codes                                                   1
                           FOC By Trunk Group                                                     1
                           0+ Service Enhancement                                                 1
                           User Alert Trace                                                       1
                           Call in Progress Trace                                                 1
                           INWATS AC on FGB Circuits                                              1
                           I/F to Smart Operator Pos.                                             1
                           Digital I/F to Remote Oper.                                            1
                           Inter-Operator Transfer                                                1
                           $CODE Overlay                                                          1
                           Automatic Trunk Re-Attempt                                             1
                           Custom Intercept Announcement                                          1
                           Alarm Send                                                             1
                           Speed Call-No. Pub 7/10D                                          10000
                           Speed Call - Private Lists                                          100
                           No. of Codes-Private                                               2400
                           Authorization Codes-Qt.                                           27000
                           Traffic Measurement Enhanced                                          1
                                                     Page 5


Athena International, TBD
DCO-481238, 05/19/94, Issue 01

                               DESCRIPTION                                                       QTY
---------------------------------------------------------------------------------------------------
                           Multitasking Ports                                                     7
                           Selective Number B locking                                             1
                           AMA - Tape Operation                                                   1
                           AMA - DLI I/F w Vendor Sys                                             1
                           Enhanced Partitioning                                                  1
                           Interim 800 Service/10d Tmsltn                                     20000
                           Interface to Vendor CODC                                               1
                           Credit Card Special Dialing                                            1
                           Enhanced VACT Supervision                                              1
                           ANI Code Validation - 15 NPAs                                         15
                           Validated Project Code Size                                            4
                           Flat Rate Features                                                     1
                           Operator Flag Digits                                                   1
                           ANI Sending on FGD Trunk                                               1
                           Enhanced 800 INWATS Service                                            1


     Athena International,TBD
     DCO-481238, 05/19/94, issue 01

                               DESCRIPTION                                                       QTY
----------------------------------------------------------------------------------------------------
      ITEM 02              SS7 HARDWARE & SOFTWARE
----------------------------------------------------------------------------------------------------
                           Signalling System Controller                                           2
                           Communication Link Controller                                          2
                           Continuity Test PWBA                                                   3
                           Data Link lll                                                          2
                           SS-7 Software                                                          1
                           Miscellaneous cables
                           Link Pair Software

      ITEM 02A             SS7 SPARES
----------------------------------------------------------------------------------------------------
                           Signalling System Controller PWBA                                      1
                           Communication Link Controller PWBA                                     1


                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          DBA ATHENA INTERNATIONAL LLC

                            SITE: NEW YORK, NEW YORK

                                     PAYMENT

             ADDENDUM TO LEASE AGREEMENT DATED June 25, 1996 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND

                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          DBA ATHENA INTERNATIONAL LLC

      EFFECTIVE DECEMBER 1, 1996 (60 MONTHLY LEASE PAYMENTS)
               ORIGINAL VALUE OF EQUIPMENT                                      $451,430.34
               RATE FACTOR. PER $1,000                                          $21.993
                      ORIGINAL MONTHLY LEASE PAYMENT                                                 $9,925.31

      EFFECTIVE MARCH 1, 1997 (57 MONTHLY LEASE PAYMENTS REMAINING)
                ADDITION I                                                      $215,530.65
                RATE FACTOR PER $1,000                                          $22.351
                ADDITION I MONTHLY LEASE PAYMENT                                $4,925.09
                      TOTAL MONTHLY LEASE PAYMENT                                                    $14,853.40

                ADDITION II                                                     $142,520.71
                RATE FACTOR PER $1,000                                          $22.984
                ADDITION II MONTHLY LEASE PAYMENT                               $3,282.59
                      TOTAL MONTHLY LEASE PAYMENT                                                    $18,135.99

      EFFECTIVE SEPTEMBER 1, 1997 (51 MONTHLY PAYMENTS REMAINING)
                ADDITION III                                                    $55,000.00
                RATE FACTOK PER $1.000                                          $24.391
                ADDITION III MONTHLY LEASE PAYMENT                              $1,341.5l
                      TOTAL MONTHLY LEASE PAYMENT                                                    $19,477.50


      EFFECTIVE NOVEMBER 1, 1997 (49 MONTHLY LEASE PAYMENTS REMAINING)
                ADDITION IV                                                     $67,656.00
                RATE FACTOR, PER $1,000                                         $23.183
                ADDITION IV MONTHLY LEASE PAYMENT                               $1,703.78
                      TOTAL MONTHLY LEASE PAYMENT                                                    $21,181.28





     TFGLA206-6.WPT

                     ATHENA INTERNATIONAL LTD LIABILITY CO.

                          DBA ATHENA INTERNATIONAL, LLC
                             SITE: NEW YORK NEW YORK

                           LEASE PAYMENTS (CONTINUED)

      EFFECTIVE DECEMBER 2, 1997. THE LEASE TERM IS EXTENDED FROM 60 TO 63 MONTHS.

             ADDITION V                                                         $23,909.20
             LEASE PAYMENTS ARE AS FOLLOWS:
             0l/O1/98 - 03/01/98                SO
             04/01/98-02/01/2002                $21.811.99

      TOTAL VALUE OF EQUIPMENT                                                  $956,346.90

           SUMMARY OF TOTAL LEASE PAYMENTS:
             3 @ $ 9,928.31 = $29,784.93
             2 @ $14,853.40 = $29,706.80
             4 @ $18,135.99 = $72,543.96
             2 @ $19,477.50 = $38.955.00
             2 @ $21,181.28 = $42.362.56
             3 @ S -0-      = $    -0-
            47 @ $21,811.99 = $1,025,163.53
            63                $1,238,516.78


                                                 ACCEPTED BY:
                                                 DATE:  MARCH 2, 1998





     TFOLA206-7.WPT

                             SCHEDULE 1 OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)

                              EQUIPMENT DESCRIPTION

     The items of personal property to be leased pursuant to this Lease Agreement, dated as-of June 25, !996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTER.NATIONAL, LLC, as Lessee, are described below and in the attached equipment list(s):

 EQUIPMENT LIST
 NUMBER                    DESCRIPTION                                                        AMOUNT
-------------------------------------------------------------------------------------------------------
 DCO-681098          A USED RELEASE 14 DCO-CS EQUIPPED AND                                 $448,000.00
                     WIRED FOR 2304 PORTS PER DCO-681093,
                     ISSUE 01, DATED 05/29/96. INCLUDES TOLL-
                     FREE NUMBER EXPANSION AND 4-DIGIT CIC
                     FEATURES INCLUDING INSTALLATION.
                     ENHANCED SS-7 WITH 800 PORTABILITY.
                     INCLUDES SS-7 BACKWARD CALL INDICATION
                     AND CIRCUIT IDENTIFICATION FEATURES.

                     ADDITIONAL INSTALLATION EFFORT                                           1,736.00

                     FREIGHT
                                                                                              1,694.34
 TFG-97199           ADDITION I                                                             215,530.65
 TFG-97217           ADDITION II                                                            142,820.71
 TFG-97266           ADDITION III                                                            55,000.00
 TFG-97293           ADDITION IV                                                             67,656.00
 TFG-98017           ADDITION V                                                              23.909.20
                                                                                             ---------
                                                                   TOTAL                   $956.346.90
                                                                   =====                   ===========

The above described equipment installed at:

60 Hudson Street, Suite MI6, New York, New York 10013

                                                 ACCEPTED BY:

                                                 DATE:  MARCH 2, 1998

                                                        Dated:          June 25, 1996
                                                        Revised:        February 6, 1997
                                                        Revised:        March 27, 1997
                                                        Revised:        July 31, 1997
                                                        Revised:        October 13, 1997
                                                        Revised:        February, 26, 1998


TFGLA206-4.WPT

EQUIPMENT LIST # TFG-98017                              DATED: February 26, 1998
--------------------------

 COMPANY:                ATHENA INTERNATIONAL LTD. LIABILITY CO.
                         ATHENA INTERNATIONAL LLC
 ADDITION:               V
 SITE LOCATION:          NEW YORK. NEW YORK

 PART NO./DESCRIPTION                          QUANTITY                        AMOUNT
 --------------------                          --------                        ------
         STN,
         ----
 RESTRUCTURE CHARGES                                                         $23,909.20
                                                                             ----------
                                                 TOTAL                       $23.909.20
                                                 =====                       ==========

     TFGLA206-5.WPT

  EQUIPMENT LIST # TFG-97293                             DATED: October 13, 1997

  COMPANY:           ATHENA INTERNATIONAL LTD. LIABILITY CO.
                     ATHENA INTERNATIONAL, LLC
  ADDITION:          IV
  SITE LOCATION:     NEW YORK, NEW YORK

  PART NO./DESCRIPTION                         QUANTITY                        AMOUNT
----------------------                         --------                        ------
SS-C
DTF-04 1152 PORT ADDITION PER
DCO-710018; ISSUE 1, DATED 01/03/97
(S.O.#072299) AS FOLLOWS:
     MATERIAL                                    1 LOT                        $58,118.00
     INSTALLATION                                                               7,900,00
     FREIGHT                                                                    1,638.00
                                                                                --------
                                                 TOTAL                        $67,656.00
                                                 =====                        ==========


                          SIEMENS

                     Stromberg-Carlson

           Installation Site: New York, NY

              PART NUMBER               DESCRIPTION                           QTY
               -----------               -----------                           ---
                                                  ITEM 01
                                       DTF-O4
                                       -------
                 817577-900            MG Basic DTF Assembly                    1
                 817577-901            MG, DS1 Host CUA                         6
                 817577-902            MG, Basics PWBAs DS1 CUA                 6
                 207600-225            Frame Weldment                           1
                207800--079            Pkg Assy Front Door Mtg Hardware         1
                 207800-080            Pkg Assy Rear Door Mtg Hardware          1
                  207600-58            Door Assembly, Right I/0                 2
                 207600-159            Door Assembly, Left I/0                  2
                 207600-721            PWBA Guide                               6
                 817560-606            PWBA, T1 Interface                      48
                 817577-917            MG Blower w/Fan Alarm, Base              1

                                       PRT.-00
                                       -------
                 817576-938            Mod Group, Circuit Breaker               2                                       2

                                       Miscellaneous
                                       -------------
                  DSX-DR19             Cross Connect Panel                      2                                        2
                  DOC-ADD              Additions Documentation                  1                                        1


      EQUIPMENT LIST # TFG.97199                         DATED: February 6, 1997

      COMPANY:          ATHENA INTERNATIONAL LTD. LIABILITY CO,
                        ATHENA INTERNATIONAL, LLC
      ADDITION:         I
      SITE LOCATION:    NEW YORK, NEW YORK

    PART N0./DESCRIPTION                         QUANTITY                 AMOUNT
    --------------------                         --------                 ------
            SS-C
            ----
    1152 PORT ADDITION PEP,. DCO-681113,
    ISSUE 01, DATED 07/01/96 (S.O.#070570)
    AS FOLLOWS:
             MATERIAL                            1 LOT                       $82,000.00
             INSTALLATION                                                      9,400.00
             FREIGHT                                                             608.65

    REAL TIME ANI FEATURE #3823435
    (S.O.#071803)                                1 LOT                        26,667.00

             THIRD PARTY VENDOR-ACTION TELCOM
             --------------------------------
    AMS PRIMARY SYSTEM, NAMS SECONDARY SYSTEM,
    VAS-AUTOMATED VOICE ALARMING SYSTEM, TCP/IP
    PACKAGE, NETPLAN- LERG (SEE ATTACHED EQUIPMENT
    LIST)                                        1 LOT                       96,855.00
                                                                             ---------

                                                         TOTAL             $215,530.65
                                                         =====             ===========

     'TFGLA206-5.WPT

EQUIPMENT LIST # TFG-97217                                 DATED: March 27, 1997


COMPANY:                 ATHENA INTERNATIONAL LTD. LIABILITY CO.
                         ATHENA INTERNATIONAL, LLC
ADDITION:                II
SITE LOCATION:           NEW YORK, NEW YORK

PART NO./DESCRIPTION                             QUANTITY                    AMOUNT
--------------------                             --------                    ------
      SS-C

DTF-03, 1152 PORT ADDITION PER
DCO-  710001,  ISSUE 2,  DATED
01/03/97    (S.O.#070921)   AS
FOLLOWS:

         MATERIAL                                1 LOT                      $80,000.00
         INSTALLATION                                                         9,400.00
         FREIGHT                                                                980.00


INCREASED  AUX  TABLES  #820085
PER  DCO-  681151,  ISSUE  01,
DATED  08/19/96  (S.O.#071524)
AS FOLLOWS:

         MATERIAL                                1 LOT                        20,000.00

2 EJH PROCESSORS  WITH 1 SPARE
PER DCO-  7450001,  ISSUE  01,
DATED  10/17/96  (S.O.#071532)
AS FOLLOWS:

         MATERIAL                                1 LOT                        30,420.00
         INSTALLATION                                                          2,000.00
         FREIGHT                                                                  20.71
                                                                              ---------


                                                     TOTAL                  $142,820.71
                                                     =====                  ===========

TLGLA206-5,WPT

EQUIPMENT LIST # TFG-97266                                  DATED: July 31, 1997

COMPANY:                 ATHENA INTERNATIONAL LTD. LIABILITY CO.
                         ATHENA INTERNATIONAL, LLC
ADDITION:                III
SITE LOCATION:           NEW YORK, NEW YORK

PART NO./DESCRIPTION                             QUANTITY                    AMOUNT
--------------------                             --------                    ------

RELEASE   15.0   UPGRADE   PER
DCO-710025,   ISSUE  1,  DATED
04/08/97;  EXPANSION  OF ROUTE
GUIDE INDEXES, FFATURE #820398
(S.O.#072809) AS FOLLOWS:

         MATERIAL                                1 LOT                    $50,000.00
         INSTALLATION                                                       5,000.00
                                                                          ----------
                                                        TOTAL             $55,000.00
                                                        =====             ==========


TLGLA206-5.WPT

Stromberg-Carlson
Installation  Site: New York, NY

       PART NUMBER                DESCRIPTION                                 QTY
       -----------                -----------                                 ---
                               Switching Equipment

                               ITEM 01

                               DTF-02
                               ------
        817577-900             DTF Frame Assembly                               1
        817577-901             DS-1 Host CUA                                    6
        817577-902             DS-1 Basic PWBAS                                 5
        817560-626             T-1 Interface PWBA                              48
        207600-225             DTF Frame Assembly                               1
      207600--721A             Card Guide                                       6
        207800-079             Front Door Mounting                              1
        207800-080             Rear Door Mounting                               1
        207600-158             Right Door                                       2
        207600-159             Left Door                                        2
        817577-924             Base Mount Blower Assembly                       1


                               LTF-01
                               ------

        814574-900             LTF Frame Assembly                               1
        814574-901             Supervisory Panel                                1
        814574-904             Ejector Bar                                      2
        814574-903             Terminator Assembly                              1
        207600-720             Card Guide                                       1
        207600-210             LTF Frame Package                                1
        207600-014             Terminal Block Assembly                          1



    681113NY/1: 07/01/96                                         - 2 -

Stromberg-Carlson
Installation Site: New York, NY

       PART NUMBER                DESCRIPTION                                 QTY
       -----------                -----------                                 ---
                                         ITEM 01

                                         LTF-01 (Cont)
                                         -------------

      814574-992               Universal Service CUA                           1
      814574-995               Basic PWBAs                                     1
      814742-576               Digital DTMF Receiver PWBA (FOC)                1
      814571-686               Digital TMF Receiver PWBA                       3
      814572-576               Digital TMF Sender PWBA                         3
      814695-556               Digital DTMF Sender PWBA                        3
      814643-596               Digital DTMF Receiver PWBA                     17
      207600-160               Front Door Mounting                             1
      207600-471               Rear Door Mounting                              1
      207600-158               Right Door                                      2
      207600-159               Left Door                                       2

                               CMF

      814095-616               Service Group Diag. PWBA                        1
      822003-596               1024 Port TSI PWBA                              4
      822002-526               TSI/PGH Interface PWBA                          4
      207800-482               TSI/PGHGP Cable                                 4
      822005-546               TPP 0 PWBA                                      2
      822006-576               TPP 1 PWBA                                      2
      822017-566               TPP 2 PWBA                                      2
      822068-811               Diag. Grading Panel CCS-02                      1




           881113NY/1: 07/01196                                      -3-

Stromberg-Carlson
Installation Site: New York, NY

PART NUMBER                    DESCRIPTION                                    QTY
-----------                    -----------                                    ---
                               Switching Equipment

                               ITEM 01

                               PRT

 817576-938                    Circuit Breaker                                 4

                               Miscellaneous

4-24419-0290                   DSX Panel, ADC DSX-DR 19                        2
PJ716                          Bantem Patch Cord                               8
DOC-ADD                        Additions Documentation                         1




            881113NY/1: 07/01/96                                     -4-


                          ACTION TELCOM EQUIPMENT LIST
-------------------------------------------------------------------------------------------------------------
        >>>>> EQUIPMENT LIST AND WARRANTY INFORMATION ON NAMS SALE <<<<<
------------------------------------------------------------------------------------------------------------
CUSTOMER: Athena         PROJECT CODE   -
BUSINESS OFFICE ADDRESS:

BUSINESS OFFICE PHONE#: VOICE: ( )          FAX: (    )

SITE LOCATION:
SITE ADDRESS:
SITE PHONE VOICE: (   )              FAX: (  )                 NAMS: (  )

SWITCH TECH:
SYSTEM NAME:
PURCHASE DATE:                              STARTUP DATE:                         WARRANTY END DATE:
PRIMARTY SYSTEM EQUIPMENT:                      Name:                             Password:

           Make                     Model#           Serial#       I/O    IRQ    ADDR     STK
           ----                     ------           -------       ---    ---    ----     ---
KB         ACER                     6311-K         K6366280752P
MON        ACER                     7134-T         M3TP61113253
HDC        Adaptec-Built-in         AIC7870P       719411
HD         IBM                      DHFS           M1A63-B9466     ID=3  (4-GB)
HD         IBM                      DHFS           EC486509        ID=0  (4-GB)
HD         IBM                      DHFS           B81929          ID=1  (4-GE)
FD         Mitsumi   (1.44)         D359T5         3170675
FD         Panasonic (1.2)          JU-475-5       00197599
TD         Tandberg                 TDC-42222      42205208                      ID=2
SL1        Digi Host-Ad.            (1P)77000218   095251179
SL1        Digi Conc.               (1P)70000666   09525179
X25        SWG                      SGX            10870           300     15    D0000
X25        SWG                      SGX-Daughter   N/A
PRN        Epson                    LP-870         40Ul133226               7     3bc-3be
MET        RACAL PCI                Interlan T2    207011BEAFC             14 PCI Slot 1
SER        ACER                     Built-in       Com 1/Com-2             4/3 3f8/2f8
CD         NEC                      CDR222         5X012024212
DIA        AVAS                     D/21D          CG209544                 5   D2000
P/S        DELTADPS350EB            Y2622003618

I/P ADDRESS=
MEMORY=
SPEED=


   SOFTWARE: Primary

 -------------------------------------------------------------------------------
   Key       Make          Serial #                       Activation-Key#
 -------------------------------------------------------------------------------

        SCO UNIX sysV    _2DC030716                   ollnxecm
        FoxPro-V2.6         N/A
NAMS    ATC NAMS II         N/A
TERM    Century:         CSU150754U3                  fencabnn     .
NETCOM II version 4.5.3a  net25828                    Tc08a150e
NOTES:


-------------------------------------------------------------------------------
        >>>>> EQUIPMENT LIST AND WARRANTY INFORMATION ON NAMS SALE <<<<<
-------------------------------------------------------------------------------

CUSTOMER: Athena

SITE LOCATION: Denver

     SYSTEM NAME:

  SECONDARY SYSTEM EQUIPMENT: Name:         Password

--------------------------------------------------------------------------------
 Key   Make    Model #     Serial #      I/O        IRQ        ADDR         STX
--------------------------------------------------------------------------------
  PC   ACER    F520HB     1900022536
  KB   ACER    6311-K     K6366200166-P
  MON  ACER    7134T      M3TP62407942
  VC           ET4W32-5   0167237
  HDC  Adaptec (On-Board) AIC-7870P 719411
  HD   IBM                DORS-32160   11S46H6072ZIMOOO2T6484    id=O
  FD   Mitsumi  (1.44)    D359T5       2974189
  FD  Panasonic (1 2)     JU-475-5     00026718
  CD  Sony                CDU-76S      5032202                   id=2
  TD  Tandberg 2.5GB      TDC 4220     42205084
  X25 SWG                 SGX          108880
  NET RACAL               Interlan PCI-T2 0207011C0368
  SER ACER (Built-in)
  Power Supply            DPS-200BP-8    S46150422818
  I/P ADDRESS
  MEMORY=

  SOFTWARE: Secondary

 -------------------------------------------------------------------------------
   Key       Make          Serial #                       Activation-Key#
 -------------------------------------------------------------------------------
 OS    SCO UNIX sysV      _2DG004883                      _ivdjvdej
 NAMS  ATC NAMS II
 PC    ACER F520HB        1900022536

                                                                                .
 -------------------------------------------------------------------------------.
   Key       Make          Serial #                       Activation-Key#       K
 -------------------------------------------------------------------------------.
   DSU       DDC           VRT-1                         (Stat-Mux)
   DSU       DDC           VRT-1                         (Stat-Mux)

   DSU       DDC           VRT-1                         (X.25 Link)
   DSU       DDC           VRT-1                         (X.25 Link)

Modem Multitec             MT2834ZDX    (Primary) 4425003
Modem Multitec             MT2834ZDX    (Secondary) 4425001


     LOG: ATHENA Primary & Secondary

-96               Unpack and set up equipment.  Perform  operational checks.
-18-96            isassemble  equipment  as  necessary to obtain and log serial numbers from individual boards and components. Gather and log software serial numbers and activation keys. Configure and install AVAS, X25 boards and
reassemble  equipment.   Performed  operational  checks.  JR  -19-96  Secondary:
Verified OS version. Performed SCRATCH and BCHECK RC modifications. Checked serial and parallel ports. Removed and reinstalled tape device. Configured printer. Made Root & Boot and tape backup Tuned shell and relinked kernel. Installed software drivers for SGX and Dialogic boards, Loaded Where and CLS programs. Installed TERM and NAMS. KP Also modified gettdefs and changed IRQ on Racal network card to 14 and made ALAD driver and Boot disk,EISA Configuration Utility disk.

Installation Site: New York, NY
                                      ITEM 01

PART NUMBER              DESCRIPTION                           QTY
-----------              ------------                          ---
                         Switching Equipment

                         Line Trunk Frame (LTF)
                         ----------------------
 OCCSLTFFRM              Line Trunk Frame                        1
 814742-566              Diagnostic Test Gen/Monitor             1
 LTFDOORS                LTF Doors, Front & Rear                 1
 LINGRPCUA               Line Group CUA (LTF)                    1
 SLTFUTSCUA              Trk/Svc Ckt CUA Grp                     1
 SLTFUSCUA               Svc Ckt CUA Grp                         6
 814571-706              Digital TMF Rcv. (2/PWBA)              33
 814572-576              Digital Sender (TMF/SATT)               9
 814695-556              Digital DTMF Sender                     9
 814643-596              Digital DTMF Receiver                  36
 814742-576              FOC) Digital DTMF Receiver              6
 814574-936              2-Wire E&M Trunk PWBA                   2
 814574-932              Loop Trunk, Reverse Batt PWBA           1

                         Digital Trunk Frame (DTF)
                         -------------------------

 OCCSDTFFRM              Digital Trunk Frame                     2
 DTFDOORS                DTF Doors, Front & Rear                 2
 SDSIHSTCUA              DS1 Host Ckt CUA                       12
 817560-626A             TL Interface PWBA                      96
 817577-917A             Blower Assembly w/fan Alarm             2


Installation Site: New York, NY


PART NUMBER              DESCRIPTION                           QTY
-----------              ------------                          ---
                         Switching Equipment

                         Control & Maintenance Frame (CMF)
                         ---------------------------------

 SCMFOCC                 Control & Maint Frame                  1
 CMFDOORS                CMF Doors, Front & Rear                1
 822068-819              DLI Transfer                           1
 814635-086              PWBA Ring (Nti)                        1
 814721-666              Serial Line Unit PWBA                  1
 822010-676              Disk Drive Assy                        2
 822010-656              Tape Drive                             1
 817702-556              Traffic Measurement/Rec                1
 817620-556              MSA PWBA                               1
 814727-626              J2 Maintenance Processor               1
 822010-606              Power & Alarm PWBA                     1
817680-606A              BMUX PWBA                              1
822222-606A              DLI-II                                 1
TSIPWB17                 TSI PWBA                               8
822702-536A              PXAM II - 4MB                          2
822727-696A              J-Processor (SMB)                      2
814770-656               PXA Memory PWBA 1/Mbyte                1
TPPOPWB17                TPP PWBA (Sectors 0)                   1
OCCSNCS                  Sync Network Clock (Slave)             1
822718-596               Feature Processor (PWBA)               2
814095-626               Service Group Diag. PWBA               1
OCCTAPE                  Tape Control PWBAs                     1
814722-216A              RS232 Interface Module                 7


Installation Site: New York, NY
                                                   ITEM O1


PART NUMBER              DESCRIPTION                           QTY
-----------              ------------                          ---
                         Switching Equipment

814629-904               Ringing Generator (20 Hz)              1
817576-934               200VA DC/AC Non-Redund. Invtr          1
814215-820               Cook 4 Chan Announcer (NT5M)           1
203352-681               4 Channel Announcer                    1

                         Automatic Message Accounting
                         ----------------------------

SAMAFRM                  AMA Frame                              1
AMADOORS                 AMA Doors Rear                         2
814421-909               Cook 1600 BPI Strapping                2


                          Miscellaneous
                          --------------
4-24419-0290              DSX Pnl-ADC DSX-DR 19 w/cord          4
PJ716                     Bantam Patch Cord                    16
2200B                     Channel Access Unit                   1
202975-592                7' x 19" Relay Rack                   1
207800-284                Installation Material                 1
200110-119                Fuse 1 1/3 amp                       20
200110-129                Fuse 3 amp                           10
200110-429                Fuse 10 amp                           5
200110-139                Fuse 5 amp                           10

                                       -3-

Installation Site: New York, NY

                                                                         ITEM 01


PART NUMBER              DESCRIPTION                           QTY
-----------              ------------                          ---
                         Switching Equipment


                         Miscellaneous (Cont.)
                         ---------------------
SD0000                   Std System Documentation                1
D0001                    Specifications, Paper                   2
D0002                    Site Drawings, Paper                    2
203352-600               Hendry Filtered Fuse Panel              1
207630-911               Modem Eliminator OCC                    2
207630-901               PKG Assy/Modem Eliminator               4
                         Superstructure & Cabling                1

                         Battery Distribution Frame
                         --------------------------
814053-043A              7ft Battery Discharge Frame             1
207521-733               Shield                                  1

                         Power Equipment
                         ---------------
                         (Separate Item)

                         Distribution Frame Equipment
                         ----------------------------
5065-8                   Term Blocks Newton 8 x 26               4
5054                     Newton Bracks (1 per 2 blks)            2

                         Maintenance & Administration Equipment
                         ---------------------------------------

202958-464               Tape Cartridge                          1
203352-608               Arrow Tape Drive Cleaning Kit           1
203352-677               ADDS Video Terminal                     1
203352-283               Genicom 2120 Keyboard/Printer           1
7271-964                 Box, Teleprinter Paper                  1

Installation Site: New York, NY

                                       ITEM 01

PART NUMBER              DESCRIPTION                           QTY
-----------              ------------                          ---
                         Switching Equipment
                         Spare Circuit Packs
                         -------------------
 200110-099              Fuse 1/2 Amp                           1
 207630-042              Power Supply Shield                    1
 555020-125              Fuse, 3AG, 3A                          1
 555366-001              Switch, SPST                           1
 814288-526              Tape Diagnostic PWBA                   1
 814291-546              Tape Motion Cont. PWBA                 1
 814298-526              Tape Buffer PWBA                       1
 814439-056              PGC-1 PWBA                             1
 814440-076              PGC-2 PWBA                             1
 814441-056              MUX/DEMUX PWBA                         1
 814462-036A             Power Supply PWBA                      1
 814463-026A             Power Supply PWBA                      1
 814539-026              CMOS Codec Comm. PWBA                  1
 814727-626              J2 Maintenance Processor               1
 817113-086              Power Supply PWBA                      1
 817524-066A             LTC Interconnect PWBA                  1
 817560-626A             TI Interface PWBA                      1
 817561-526              T1 I/F Control 1 PWBA                  1
 817562-566              T1 I/F Control 2 PWBA                  1
 817564-026A             Power Supply PWBA                      1
 817581-026              DS1 Terminator PWBA                    1
 817702-556A             TMIRS Processor                        1
 822010-656              Tape Drive                             1
 822010-666              Tape Drive PWBA                        1
 822015-536              Clock Generator (SNC) PWBA             1
822024-036A              Power Monitor PWBA                     1
822033-596A              MCG - II PWBA                          1
822034-536A              Master Clock Dist. PWBA                1
822289-566A              TBI II PWBA                            1

                        -5-

Installation Site: New York, NY
                                                 ITEM 01



PART NUMBER              DESCRIPTION                           QTY
-----------              ------------                          ---
                         Switching Equipment

                         Spare - Circuit Packs (Cont.)
 822723-556A             Data Link III PWBA                     1
 822726-526A             HD MSA/SL PWBA                         1
 822010-606A             MSDA Pwr & Alarm                       1
  822010-636             Disk Drive Assy                        1
 822222-606A             DLI-II                                 1

                         Software Features
                         -----------------
 999948                  OCC Basic Features Package             1
 011219                  Trunks Automatic Routine               1
                         Testing
 011289                  Out of Svc Limit for Server            1
                         Grp. Eq.
 012970                  Glare Guard                            1
 018000                  Paginated Print-out                    1
 026609                  Route Treatment Expansion              1
 053140                  Alarm Repeat Notification              1
 053150                  Alarm LSSGR Compliant                  1
 053770                  Alarm Spurt Alarm During               1
                         Transfer
 056519                  Automatic Switch-Over                  1
 146339                  TMRS LSSGR Format                      1
 146429                  TMRS Additional Matrix                 1
                         Elements
 146439                  TMRS Additional Cell Grouping          1
                         Registers
 146449                  TMRS Separations Summary               1
                         Reporting
 146459                  TMRS Expanded Separations              1
                         Reporting

         Installation Site: New York, NY

--------------------------------------------------------------------------------
 ITEM 02           SS7 HARDWARE & SOFTWARE                     QTY
--------------------------------------------------------------------------------
822057-526        Signalling System Controller                  2
822055-536        Communication Link Controller                 2
814742-586        Continuity Test PWBA                          3
003009/           SS-7 Software                                 1
003019
003069            Link Pair Software                            2
826210            SS7 Optional Backward Call                    1
                  Indication
826220            SS7 Circuit Identification                    1

                  (This Item is included in Item 01)

 ITEM 02A         SS7 SPARES
--------------------------------------------------------------------------------
822057-526        Signalling System Controller                  1
822055-536        Communication Link Controller                 1

                  (This Item is included in Item 01)

 ITEM 03          NAMS II
--------------------------------------------------------------------------------
NAMS II           Used NAMS II from ISI Site

 ITEM 03A         "A" LINKS
--------------------------------------------------------------------------------
003069            "A" Links                                     1
                  (maximum additional available
                   is 11)

ITEM 04           "A" LINK CONSOLIDATION FEATURE
--------------------------------------------------------------------------------
003029            "A" Link Consolidation                        1

                       - 20 -


SIEMENS
FAX TRANSMISSION

TO:                               LOCATION:
    CHARLIE SANTINI                            DENVER

FROM:                             LOCATION:
    DOUG MCNNISI                               LAKE MARY

    DATE:                         NO. OF PAGES                PHONE:                FAX:
    7-7-98                                 COVER+5                 407-942-5115          4407-942-5194
    SUBJECT:
      NEW YORK FLOORPLAN
      SPECIAL INSTRUCTIONS:---------------------------------


Siemens Telecom Networks       400 Rinehart Road      Lake Mary, Florida 32746     (407} 942-5000
   280-001 (10/97)


                          {GRAPHICS OMITTED}

                          {GRAPHICS OMITTED}

                          {GRAPHICS OMITTED}

                          {GRAPHICS OMITTED}

                          {GRAPHICS OMITTED}

 CONFIDENTIAL
 04/27/98

 Telecommunications Finance Group                     (Created 04/27/98)
 Company:        Telecommunications Finance              Contract Number:       CSAI-3TXPRA
 Group

 CEO Name:                                               Buy/Sell Type:         LE (Lease Equipment)
 Address:        400 Rinehart Rd.                        City:                  Lake Mary
 State:          FL                                      Zip:                   32746
 Phone:          407 942 5781                            Fax:
 Web:

 CREDIT INFORMATION                                      NOT APPLICABLE
 Credit Info 1:                                          Bank Info 1:
 Credit Info 2:                                          Bank Info 2:
 Credit Info 3:                                          Tax Exempt:


 BILL CONTACT INFO
 Name:                                                   Cust Account #
 Phone:                                                  Fax:
 Cel:                                                    Email:


 PRODUCTS            RATE/COST                 FORMAT                  TYPE

 Debit                                       Hard Copy
 Travel                                                  CDR
 Resold 800
 Dedicated
 1 Plus
 Lease
 Maintenance
 Network

 ATHENA INTERNATIONAL L.L.C.


 CONFIDENTIAL 04/27/98

 BUY/SELL CONTACT INFO                                     NOT APPLICABLE
 Name:                                                     Title:                                          '
 Phone:                                                    Fax:
 Pager:                                                    Cel:
 Email:

 PROVISION CONTACT INFO                                    NOT APPLICABLE
 Name:                                                     Title:
 Phone:                                                    Fax:
 Pager:                                                    Cel:
 Email:                                                    Tech Trouble Report #:

 PROVISION INFO
 Prov#:                                 Cost Of Loop:                        Cost Of Haul:
 Prov Rec Date:                         Cont.Trm Of Loop:                    Cont. Trm Of Haul:
 Customer:                              Start Date:                          Start Date:
 Vendor:                                Disc Date:                           Disc Date:
 # Of DS1:                              Install Date:                        Inactive Date:
 # Of DS3:                              Tested By:                           Date Tested


 MATERIALS       Sent By             Date Sent       Status         Approved By         DT. Approved

Rate Plan:
Credit Information
Traffic Forecast
Operations
Contract Athena

 Contract Sec. Party

 CONTRACT INFO

 Contract Term:                                              Contract Service Type:
 Contract End Date:                                          Contract Auto Renewal:

 NOTES:

 ATHENA INTERNATIONAL L.L.C.


     STANDARD FORM UNIFORM COMMERCIAL CODE JULIUS BLUMBERG, INC. NYC, 10013 STATEMENTS OF CONTINUATION PARTIAL RELEASE, ASSIGNMENT, ETC. - FORM UCC-3

INSTRUCTIONS

                  1. PLEASE TYPE. This Form. Fold only along perforation for sending.
                  2.
                  3.
                  4.

This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code:   3. Maturity date (if any):

1. Debtor(s} (Last Name First) and address(es)    2. Secured Party(ies) and address(es)     For filing Officer (Date, Time and
                                                                                                                    Filing Office)
   ATHENA INTERNATIONAL, LTD.                        TELECOMMUNICATIONS FINANCE GROUP
   LIABILITY COMPANY                                 400 RINEHART RD.
   701 POYDRAS ST., 675 ONE SHELL SQ.                LAKE MARY, FL      32746
   NEW ORLEANS, LA        70139                      FEIN 13-3591133
   FEIN 72-1280590

4. This statement refers to original  Financing Statement  File No.    942086285

    Filed with STATE OF COLORADO                DATE FILED.............11/21/94

5.Continuation.  The original financing statement between the foregoing Debtor and Secured Party, bearing file number shown above, is still effective.

6.Termination.   Secured party no Longer claims a security interest under the financing statement bearing file number shown above.

7.Assignment.    The secured party's right under the financing statement bearing file number shown above to the properly described in item 10 have been assigned to the assignee whose name and address appears in item 10.

8.Amendment.     Financing Statement bearing file number shown above as amended as set forth in item 10.

9.Release.       Secured Party releases the collateral described in Item 10 from the financing statement beorin9 file number shown above.

10.
     SEE EXHIBIT A TO FORM UCC-3 HERETO ATTACHED LISTING ADDITIONAL EQUIPMENT TO BE INCLUDED
     UNDER THIS FINANCING STATEMENT. (ADD X - DENVER, CO)
                                                                                             No. of additional Sheets presented:

    ATHENA     INTERNATIONAL, LTD.         LIABILITY COMPANY                  TELECOMMUNICATIONS FINANCE GROUP

      By:                                                              By:
        -----------------------------                                    ------------------------------------------------
          Signature(s) of Debtor(s) (necessary only if Item 8 is applicable).                    Signature(s) at Secured Party(ies)
                                                  STANDARD FORM - FORM UCC-3
      (1) Filing Officer Copy - Alphabetical

                                                                                             (degree)

                              EXHIBIT A TO FORM UCC
                                   EQUIPMENT :

     The items of personal property to be leased pursuant to this Lease Agreement, dated as of July 25, 1994, between Telecommunications Finance Group, as Lessor, and Athena International Ltd. Liability Co. dba Athena International, LLC, as Lessee, are described below and in the attached equipment list(s):

EQUIPMENT                                              QUANTITY
---------                                              --------
SEE ATTACHED EQUIPMENT LIST
#TFG-98018 DATED 02/27/98 (ADDITION X)                  1 LOT

The above described equipment installed at:

910 15th Street, Suite 667, Denver, Colorado 80202-2928

EQUIPMENT LIST #TFG-98018                               DATED: February 27, 1998

 COMPANY:                   Athena International Ltd. Liability Co.
                             dba Athena International, LLC
 SITE LOCATION: Denver, Colorado
 ADDITION:      X


 PART NO./DESCRIPTION                                      QUANTITY         AMOUNT
 --------------------                                      --------        ------
        STN
        ---
RESTRUCTURE CHARGES                                                       $ 44,193.11

        THIRD PARTY VENDOR - TELESELECT
        -------------------------------
VTS-60 MODEL NUMBER: 300-Y-ITS INCLUDING:                  1 LOT           176,000.00
                                                                           ----------
TSG VTS TERMINATION SOFTWARE PACKAGE,
S/N VS97R0 l-R02                                            2
ICS WIN/NT COMP SYS, S/N 9711010 & 9711011                  2
DIALOGIC DTI300SC COM BDS, S/N CZ034563,
CZ021715                                                    2
DIALOGIC DT1240SC COM BD, S/N CZ034121-25,
CZ034439                                                    6
DATAKINETICS PCCS6 SS7 BD, S/N 01170                        1
RAD KILOMUX 2000, S/N 7231604-606, 7182322,
7251281, 7251278                                            6
RAD KVG, 5-T1M, S/N 7451153-160, 162, 164-166              12
RAD KVF,5-T1S VOICE/FAX, S/N 7428554-57,
559-563, 7414236-237,231,245,7411674-76)                   16
RAD DXC HIGH SPEED FO BOARDS, S/N 735504-
510, 512, 497, 7290936-938                                 12
RAD DKC T1/E 1 DIGITAL CROSS CONNECT,
S/N 7440573-574                                             2
19" RACK S/N 978721                                         1
UNINTERRUPTIBLE POWER SOURCE (UPS),
S/N 971355                                                  2
RAD MBE ETHERNET BRIDGE, S/N 7455186 &.
7430875                                                     2
CSU/DSU, S/N 9711010-011                                    2

                                                      TOTAL                     $220,193.11
                                                      =====                     ===========

                                             Commencement Date: December 2, 1997

     THIS CERTIFICATE OF DELIVERY AND ACCEPTANCE is executed and delivered to telecommunications Finance Group ("Lessor") by Athena International Ltd.
Liability Co. dba Athena International, LLC ("Lessee") pursuant to and in accordance with the Lease Agreement date: July 25, 1994 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

1. The Equipment covered by this Certificate consists of the items described in Schedule I of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessors assurances or any difficulty, to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performance of any of its obligations under the Lease with respect to the Equipment hereby accepted.

         lessee confirms that such items of Equipment have been installed au 910 15th Street, Suite 667, Denver, Colorado 80202-2928

4. The Lessors value of the items Of Equipment covered hereby is set forth in the Schedule I of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby have been inspected by Lessee, have been delivered in good working order and condition and are of the size, design, capacity and manufacture selected by it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any, in said items of equipment under the manufacturers warranty, provisions only.

6. Lessee hereby confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in; and (ii) that all representations and warranties of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

7. Lessee assumes sole responsibility for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and. made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate, the parties hereto reaffirm all of the terms, provisions and conditions of the Lease.

         IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.

Refer S.O.# .ADDITION X/EQUIPMENT        Athena International Ltd. Liability Co.
               .                         dba Athena International, LLC (Lessee)

LIST #TFG-98018                          By: Kevin H. Pollard
                                         ----------------------
                                         President + CEO

                                         ---------------
                                         (Name & Title)

                                  ACCEPTED BY:

                                  TELECONLMUNICATIONS FTNANCE GROUP
                                  AS OF THE -- DAY OF             19

                                  By:

                                 Authorized Representative of
                                 Telecommunications Finance Group

                             SCHEDULE 1 OF EXHIBIT A

                         [CERTIFICATE OF DELIVERY AND ACCEPTANCE)
                              EQUIPMENT DESCRIPTION

     The items of personal property to be leased pursuant to this Lease Agreement, dated as of July 25, 1994 between Telecommunications Finance Group, as Lessor, and Athena International Ltd. Liability Co. dba Athena International, LLC, as Lessee, are described below and in the attached. equipment list(s):


Equipment
List Number             Description                                 Amount
-----------             -----------                                 ------
 DCO-481238             A Siemens Stromberg-Carlson             $314,252.00
                        Digital   Central   Office   Carrier
                        Switch  Equipped  and Wired for 1152
                        Digital Ports (DCO-481238,  Issue I,
                        Dated  05/19/94)  with  a New  Basic
                        Release  12.1 CMF, A Used AMA Frame,
                        SS7   with  800   Portability,   SS7
                        Spares,  One (1) Additional  Pair of
                        "A"  Links,  International  Operator
                        Service,  and  Route  by  ANI on any
                        700/800       Number       Including
                        Installation
 TFG-95029              ADDITION I                               181,250.64
 TFG-96152              ADDITION II                              164,516.10
 TFG-96181              ADDITION III                             264,356.65
 TFG-97189              ADDITION IV                               68,015.31
 TFG-97207              ADDITION V                                63,595.58
 TFG-97216              ADDITION VI                               87,896.85
 TFG-97242              ADDITION VII                              89,193.68
 TFG-97253              ADDITION VIII                             58,013.66
 TFG-97284              ADDITION IX                               93,500.00
 TFG-98018              ADDITION X                               220,193.11
                                  TOTAL                       $1,604,783.58

The above described equipment installed at:
910 15th Street, Suite 667, Denver, Colorado 80202-2928

                        ACCEPTED BY:
                        DATE:   MARCH 2, 1998

                                       Dated:           July 25, 1994
                                       Revised:         April 24, 1995
                                       Revised:         July 23, 1996
                                       Revised:         December 2, 1996
                                       Revised:         January 13, 1997
                                       Revised:         February, 25, I997
                                       Revised:         March 25, 1997
                                       Revised:         May 7, 1997
                                       Revised:         June 11, 1997
                                       Revised:         September 3, 1997
                                       Revised:         February 27, 1998

EQUIPMENT LIST #TFG-98018                            DATED: February 27, 1998

COMPANY:                   Athena International Ltd. Liability Co.
                           dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      X

PART NO./DESCRIPTION                                    QUANTITY                       AMOUNT
--------------------                                    --------                       ------

      STN
      ---
 RESTRUCTURE CHARGES
                                                                                     $ 44,193.11
         THIRD PARTY VENDOR - TELESELECT
         -------------------------------
  VTS-60 MODEL NUMBER: 300-Y-ITS INCLUDING:              1 LOT                        176,000.00
  TSG VTS TERMINATION SOFTWARE PACKAGE,
  S/N VS97R01-R02                                            2
  ICS WIN/NT COMP SYS, S/N 9711010 & 9711011                 2
  DIALOGIC DTI300SC COM BDS, S/N CZ034563,
  CZ021715                                                   2
  DIALOGIC DT1240SC COM BD, S/N CZ034121-25,
  CZ034439                                                   6
  DATAKINETICS PCCS6 SS7 BD, S/N 01170                       1
  RAD KILOMUX 2000, S/N 7231604-606, 7182322,
  7251281, 7251278                                           6
  RAD KVG, 5-T1M, S/N 7451153-160, 162, 164-166             12
  RAD KVF,5-TIS VOICE/FAX, S/N 7428554-57,
  559-563, 7414236-237,231,245,7411674-76)                  16
  RAID DXC HIGH SPEED I/O BOARDS, S/N 735504-
  510, 512, 497, 7290936-938                                12
  RAD DKC T1/E 1 DIGITAL CROSS CONNECT,
  S/N 7440573-574                                            2
  19" RACK S/N 978721                                        1
  UNINTERRUPTIBLE POWER SOURCE (UPS),
  S/N 971355                                                 2
  RAID MBE ETHERNET BRIDGE, S/N 7455186 &.
  7430875                                                    2
  CSU/DSU, S/N 9711010-011                                   2

                                                                     TOTAL           $220,193.11
                                                                     =====           ===========

           Athena International Ltd. Liability Co.
                dba Athena International, LLC

                   SITE: Denver, Colorado

                                 LEASE PAYMENTS,
             ADDENDUM TO LEASE AGREEMENT DATED JULY 25, 1994 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
               ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA
                               INTERNATIONAL, LLC

EFFECTIVE FEBRUARY I, 1905 (60 MONTHLY LEASE PAYMENTS}
      ORIGINAL VALUE OF EQUIPMENT                                           $314,252.00
      RATE FACTOR PER $1,000                                                $21.993
         ORIGINAL MONTHLY LEASE PAYMENT                                                                $ 6,911.34

EFFECTIVE JUNE 1, 1995 (56 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION I                                                            $181,250.64
      RATE FACTOR PER $ 1,000                                               $23.408
      ADDITION I MONTHLY LEASE PAYMENT                                      $ 4242.71
         TOTAL MONTHLY LEASE PAYMENT                                                                   $11,154.05

EFFECTIVE SEFTEMBER l, 1996 (41 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION II                                                           5164.516.10
      RATE FACTOR PER $ 1,000                                               $29.610
      ADDITION II MONTHLY LEASE PAYMENT                                     $ 4,871.32
         TOTAL MONTHLY LEASE PAYMENT                                                                   $16,025.37

EFFECTIVE JANUARY 1, 1997 137 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION III                                                          $264,356.65
      RATE FACTOR PER $1,000                                                $32.229
      ADDITION III MONTHLY LEASE PAYMENT                                    $ 8,519.95
         TOTAL MONTHLY LEASE PAYMENT                                                                   $24,545.32

EFFECTIVE FEBRUARY 1, 1997 (36 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION IV                                                           $ 68,015.31
      RATE FACTOR PER $ 1,000                                               $32.976
      ADDITION IV MONTHLY LEASE PAYMENT                                     $ 2,242.87
         TOTAL MONTHLY LEASE PAYMENT                                                                   $26,788.19

EFFECTIVE APRIL 1, 1997 (34 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION V                                                            $ 63,595.58
      RATE FACTOR PER $ 1.000                                               $34.603
      ADDITION V MONTHLY LEASE PAYNIENT                                     $ 2,200.60
         TOTAL MONTHLY LEASE PAYMENT                                                                   $28,988.79

EFFECTIVE MAY 1, 1997 (33 MONTHLY LEASE PAYMENTS REMAINING}
      ADDITION VI                                                           $ 87,896.85
      RATE FACTOR PER $1,000                                                $35.020
      ADDITION VI MONTHLY LEASE PAYMENT                                     $ 3,078.15
         TOTAL MONTHLY LEASE PAYMENT                                                                   $32,066.94


           Athena International Ltd. Liability Co.
                dba Athena International, LLC

                   SITE: Denver, Colorado

                 LEASE PAYMENTS (CONTINUED)

EFFECTIVE JUNE 1, 1997 (32 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION VII                                                          $ 89,193.68
      RATE FACTOR PER $1,000                                                $35.965
      ADDITION VII MONTHLY LEASE PAYMENT                                     $ 3,207.85
         TOTAL MONTHLY LEASE PAYMENT                                                                   $35,274.79

EFFECTIVE JULY 1 1997 (31 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION VIII                                                         $ 58,013.66
      RATE FACTOR PER $1,000                                                $36.971
      ADDITION VIII MONTHLY LEASE PAYMENT                                   $  2,144.82
         TOTAL MONTHLY LEASE PAYMENT                                                                   $37,419.61

EFFECTIVE OCTOBER I., 1997 (28 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION IX                                                           $ 93,500.00
      RATE FACTOR PER $ 1,000                                               $40.423
      ADDITION IX MONTHLY LEASE PAYMENT                                     $ 3,779.55
         TOTAL MONTHLY LEASE PAYMENT                                                                   $41,199.16

EFFECTIVE  DECEMBER 2, 1997,  THE LEASE TERM IS  EXTENDED  FROM 60 TO 74 MONTHS.
EFFECTIVE JANUARY 1, 1998 (39 MONTHLY LEASE PAYMENTS REMAINING)
      ADDITION X                                                            $220,193.11
      LEASE PAYMENTS ARE AS FOLLOWS:
      01/01/98-03/01/98               $ -O-
      04/01/98-03/01/2001             $37,258.01

TOTAL VALUE OF EQUIPMENT                                                     $1.604.783.58

SUMMARY OF TOTAL LEASE PAYMENTS:
 4 @ $ 6,911.34 = $ 27,645.36
15 @ $11,154.05 = $167,310.75
 4 @ $16,025.37 = $ 64,101.48
 1 @ $24,545.32 = $ 24,545.32
 2 @ $26,788.19 = $ 53,576.38
 1 @ $28,988.79 = $ 28,988.79
 1 @ $32,066.94 = $ 32,066.94
 1 @ $35,274.79 = $ 35,274.79
 3 @ $37,419.61 = $112,258.83
 3 @ $41,199.16 = $123,597.48
 3 @ $ -0-      = $    -0-
36 @ $37,258.01 = $1,341,288.36
60                $2,010,654.48

                                             ACCEPTED BY:
                                             DATE:  MARCH 1998

      ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC
                          SITE: LOS ANGELES, CALIFORNIA

                                 LEASE PAYMENTS

           ADDENDUM TO LEASE AGREEMENT DATED October 31, 1996 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND

      ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC

EFFECTIVE JUNE 1, 1997 (60 MONTHLY LEASE PAYMENTS)
         ORIGINAL VALUE OF EQUIPMENT                                        $370,908.98
         RATE FACTOR PER $1,000                                             $21.993
                  ORIGINAL MONTHLY LEASE PAYMENT                                                       $8,157.40

EFFECTIVE JULY 1, 1997 (59 MONTHLY LEASE PAYMENTS REMAINING)
             ADDITION I                                                     $298,421.49
             RATE FACTOR PER $1,000                                         $21.771
             ADDITION I MONTHLY LEASE PAYMENT                               $ 6,496.93
                  TOTAL MONTHLY LEASE PAYMENT                                                          $14,654.33

EFFECTIVE OCTOBER l, 1997 (56 MONTHLY LEASE PAYMENTS REMAINING)
             ADDITION II                                                    $185,473.75
             RATE FACTOR PER $ 1,000                                        $22.664
             ADDITION II MONTHLY LEASE PAYMENT                              $ 4203.58
                  TOTAL MONTHLY LEASE PAYMENT                                                          $18,857.91

EFFECTIVE  DECEMBER 2, 1997.  THE LEASE TERM IS  EXTENDED  FROM.60 TO 63 MONTHS.
EFFECTIVE JANUARY 1, 1998 (56 MONTHLY LEASE PAYMENTS  REMAINING)
             ADDITION III                                                   $22,777.76
             LEASE PAYMENTS ARE AS FOLLOWS:
             01/01/98-03/01/98   $   -0-
             04/01/98-08/01/2002 $ 19,401.61

TOTAL VALUE OF EQUIPMENT                                                    $877.581.98

SUMMARY OF TOTAL LEASE PAYMENTS:
 1 @ $ 8,157.40 = $ 8,157.40
 3 @ $14,654.33 = $ 43,962.99
 3  @ $18,857.91 = $ 56,573.73
 3 @ $ -0-      = $ -0-
53 @ $19,401.61 =$1,028,285.33
63               $1,136,979.45






TFGLA206-6.WPT

          AMENDMENT TO LEASE AGREEMENT DATED October 31, 1996 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND

      ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC
               FOR EQUIPMENT INSTALLED IN LOS ANGELES, CALIFORNIA

Effective December 2, 1997, the following sections of said Lease Agreement are amended as follows:

1.       Section 3:

         The term of the lease changed from sixty.  (60) months to sixty,  three
         (63) months.

2.       Section 5(a):

         The number of consecutive monthly installments of rent for the Equipment is changed from sixty (60) months to sixty-three (63) months.

TELECOMMUNICATIONS FINANCE GROUP     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                                     DBA ATHENA INTERNATIONAL, LLC

BY:                                  BY: KEVIN H POLLARD
--------------------------------     ---------------------------------------
                                                President + CEO
--------------------------------     ---------------------------------------
 Authorized Representative                       (Name & Title)



Date Signed:                         Date Signed: March 2, 1998
---------------------------------    ---------------------------------------

                     ATHENA INTERNATIONAL LTD. LIABILITY C0.
                          DBA ATHENA INTERNATIONAL, LLC
                            SITE: NEW YORK, NEW YORK

                                 LEASE PAYMENTS
             ADDENDUM TO LEASE AGRBEMENT DATED June 25. 1996 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          DBA ATHENA INTERNATIONAL, LLC

EFFECTIVE DECEMBER I, 1996 (60 MONTHLY LEASE PAYMENTS)
           ORIGINAL VALUE OF EQUIPMENT                                          $451,430.34
           RATE FACTOR PER $1.000                                               $21.993
                  ORIGINAL MONTHLY LEASE PAYMENT                                                            $9,928.31

EFFECTIVE MARCH 1, 1997 (57 MONTHLY LEASE PAYMENTS REMAINING)
           ADDITION I                                                           $215,530.65
           RATE FACTOR PER $ 1,000                                              $22.851
           ADDITION I MONTHLY LEASE PAYNIENT                                    $ 4,925.09
                  TOTAL MONTHLY LEASE PAYMENT                                                              $ 14,853.40

EFFICTIVE MAY I, 1997 (55 MONTHLY LEASE PAYMENTS REMAINING)
         ADDITION II                                                            $142,820.71
         RATE FACTOR PER $1,000                                                 $22.984
         ADDITION II MONTHLY LEASE PAYMENT                                      $ 3,282.59
                  TOTAL MONTHLY LEASE PAYMENT                                                               $18,135.99

EFFECTIVE SEPTEMBER 1, 1997 (51 MONTHLY LEASE PAYMENTS REMAINING)
           ADDITION III                                                         $ 55,000.00
           RATE FACTOR PER $ 1,000                                              $24.391
           ADDITION III MONTHLY LEASE PAYMENT                                   $ 1,341.51
                  TOTAL MONTHLY LEASE PAYMENT                                                               $19,477.50

EFFECTIVE NOVEMBER 1, 1997 (49 MONTHLY LEASE PAYMENTS REMAINING)
           ADDITION IV                                                          $ 67,656.00
           RATE FACTOR PER $ 1.000                                              $25.183
           ADDITION IV MONTHLY LEASE PAYMENT                                    $ 1,703.78
                  TOTAL MONTHLY LEASE PAYMENT                                                                    $21,181.28






TFGLA206-6.WPT

                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          DBA ATHENA INTERNATIONAL, LLC

                            SITE: NEW YORK, NEW YORK

                           LEASE PAYMENTS (CONTINUED)


EFFECTIVE DECEMBER 2, 1997, THE LEASE TERM IS EXTENDED FROM 60 TO 63 MONTHS.

EFFECTIVE JANUARY 1, 1998 (50 MONTHLY, LEASE PAYMENTS REMAINING)
         ADDITION V                                                              $ 23,909.20
         LEASE PAYMENTS ARE AS FOLLOWS
         01/01/98-03/01/98                 $0
         04/01/98-02/01/2002              $21,811.99

TOTAL VALUE OF EQUIPMENT                                                        $956,346.90

SUMMARY OF TOTAL LEASE PAYMENTS:
 3 @ $ 9,928.31 = $29,784.93
 2 @ $14,853.40 = $29,706.80
 4 @ $18,135.99 = $72,543.96
 2 @ $19,477.50 = $38,955.00
 2 @ $21,181.28 = $42,362.56
 3@$ -0-  =$ -0-
47 @ $21,811.99 = $1,025,163.53
63                $1,238,516.78

                                           ACCEPTED BY:
                                           DATE:    March 2, 1998






TFGLA206-7.WPT

            AMMENDMENT TO LEASE AGREEMENT DATED June 25, 1996 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
      ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL. LLC
                  FOR EQUIPMENT INSTALLED IN NEW YORK, NEW YORK

         Effective December 2, 1997, the following sections of said Lease Agreement are amended as follows:

1.       Section 3:

         The term of the lease  changed  from sixty (60)  months to  sixty-three
         (63) months.

2.       Section 5(a):

         The number of consecutive monthly installments of rent for the Equipment is changed from sixty. (60) months to sixty, three (63) months.

TELECOMMUNICATIONS FINANCE GROUP     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                                     DBA ATHENA INTERNATIONAL, LLC

BY:                                  BY: KEVIN H POLLARO
--------------------------------     ---------------------------------------
                                                President + CEO
--------------------------------     ---------------------------------------
 Authorized Representative                       (Name & Title)



Date Signed:                         Date Signed: March 2, 1998
---------------------------------    ---------------------------------------


TFGLA206-2.WPT

         I, Craig Berne do hereby certify that I am the Secretary of ATHENA INTERNATIONAL LTD. LIABILITY CO, DBA ATHENA INTERNATIONAL LLC, a Limited Liability Company duly organized and existing under the laws of the State of Louisiana ("Company) "); that I am the keeper of the seal of the company and company records, including, without limitation, the Operating Agreement, By-Laws and the minutes of the meeting of the Managing Members of the Company; that the following is an accurate and compared transcript of the resolutions contained in the minute book of the Company, which resolutions were duly adopted and ratified at a meeting of the Managing Members of the Company , duly convened and held in accordance with the By-Laws and Operating Agreement of the Company on the 29 day of March 1996 which time a quorum was present and acted throughout; and that said resolutions have not in any way been modified, repealed or rescinded, but are in full force and effect:

                  "RESOLVED, that any Managing Member of the Company be and is hereby authorized and empowered in the name and on behalf of this Company to enter into one or more lease agreements with
         TELECOMMUNICATIONS FINANCE GROUP ('hereinafter called 'LESSOR') concerning personal property leased to the Company; from time to time to modify, supplement or amend any such agreements; and to do and perform all other acts and things deemed by such Managing Member to be necessary, convenient or proper to carry out any of the foregoing; and be it

                  FURTHER RESOLVED, that all that any Managing Member shall have done or may do in the premises is hereby ratified and approved; and be it

                  FURTHER RESOLVED, that the foregoing resolutions shall remain in full force arid effect until written notice of their amendment or recission shall have been received by LESSOR and that receipt of such notice shall not effect any action taken or loans or advances made by LESSOR prior thereto and LESSOR is authorized to rely upon said resolutions until receipt by it of written notice of any change; and be it

                  FURTHER RESOLVED, that the Secretary be and is hereby authorized and directed to certify to LESSOR that the foregoing resolutions and provisions thereof are in conformity with the Operating Agreement and By-Laws of this Company."

         I do further certify that the Lease Agreement entered into by the Company and LESSOR concerning the following items of personal property:

Siemens Stromberg-Carlson Designated Product plus Peripheral Equipment is one of the agreements referred to in said resolutions and was duly executed pursuant thereto and there are no restrictions imposed by the Operating Agreement or By-Laws of the Company restricting the power or authority of the Managing Members of the Company to adopt the foregoing resolutions or upon the Company or its Managing Members to act in accordance therewith.

         I do further certify that the following are names and specimen signatures of Managing Members of the Company empowered and authorized by the above resolutions, each of which has been duly elected to hold and currently holds the office of the Company set opposite his name:

     NAME                             OFFICE                        SIGNATURE
     ----                             ------                        ---------
William Cooper               Vice President - Operations          William Cooper


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the company this 3rd day of March, 1998


(SEAL)
                            ----------------------------------------------------
                            Assistant-Secretary of ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC

           TFGLN001

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE


                                              Commencement Date: December 2,1997

THIS  CERTIFICATE  OF DELIVERY  AND  ACCEPTANCE  is executed  and  delivered  to
TELECOMMUNICATIONS   FINANCE  GROUP  ("Lessor")  by  ATHENA  INTERNATIONAL  LTD.
LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC ("Lessee") pursuant to and in accordance with the Lease Agreement dated June 25. 1996 between Lessor and Lessee (the 'Lease'. the defined terms therein being used herein with their defined meanings).

1. The Equipment covered by this Certificate consists of the items described in Schedule I of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by, Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performances of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3. Lessee confirms that such items of Equipment have been installed at: 60 Hudson Street. Suite M16, New York, New York 10013

4. The Lessor's Value of the items of Equipment covered hereby is set forth in the Schedule I of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) cordons that the items of Equipment covered hereby have been inspected by Lessee, have been-delivered in good working order and condition and are of the size. design, capacity and manufacture selected by, it and meet the provisions of the purchase orders) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is, where-is" for all purposes of the Lease as of the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any. in said items of equipment under the manufacturers warranty provisions only.

6. Lessee hereby, confirms: (i) that no Default or Event of Default is in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in; and (ii) that all representations and warrants of Lessee contained in the Lease or in any document or certificate furnished Lessor in connection herewith, are true and correct as of the Commencement Date set forth above with the same force and effect as if made on suck date.

7. Lessee assumes sole responsibility, for ensuring that the billing center can correctly read call records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

8. All of the terms, provisions and conditions of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery of this Certificate. the parties hereto reaffirm all. of the terms, provisions and conditions of the Lease.

         IN WITNESS WHEREOF. Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set forth above.


 Refer S.O. #ADDITION V/           ATHENA INTERNATIONAL LTD. LIABILITY CO.
 EQUIPMENT LIST #TFG-98017         DBA ATHENA INTERNATIONAL, LLC

                                   By: Kevin H. Pollard
                                   ------------------------------------------
                                                 President & CEO
                                   ------------------------------------------
                                                  (Name & Title)

                                   Date Signed: March 2, 1998
                                               -------------------------------

                                   ACCEPTED BY:
                                   TELECOMMUNICATIONS FINANCE GROUP
                                   AS OF THE      DAY OF            19,

                                   By:
                                   ------------------------------------------

                                   ------------------------------------------
                                          Authorized Representative

         TFGLA206-3.WPT


                            SCHEDULE 1 OF EXHIBIT, A
                      CERTIFICATE OF DELIVERY AND ACCEPTANCE

                             EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of June 25, 1996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC, as Lessee, are described below and in the attached equipment list(s):

 Equipment List
 Number               Description                                      Amount
 ------               -----------                                      ------
DCO-681098          A USED RELEASE 14 DCO-CS EQUIPPED AND         $448,000.00
                    WIRED FOR 2304 PORTS PER DCO-681093,
                    ISSUE 01, DATED 05/29/96. INCLUDES TOLL-
                    FREE NUMBER EXPANSION AND 4-DIGIT CIC
                    FEATURES INCLUDING INSTALLATION.
                    ENHANCED SS-7 WITH 800 PORTABILITY.
                    INCLUDES SS-7 BACKWARD CALL INDICATION
                    AND CIRCUIT IDENTIFICATION FEATURES.

                    ADDITIONAL INSTALLATION EFFORT                     1,736.00

                    FREIGHT                                            1,694.34
TFG-97199           ADDITION I                                       215,530.65
TFG-97217           ADDITION II                                      142,820.71
TFG-97266           ADDITION III                                      55,000.00
TFG-97293           ADDITION IV                                       67,656.00
TFG-98017           ADDITION V                                        23,909.20
                                                                      ---------
                                                  TOTAL             $956,346.90
                                                                     ==========

The above described equipment installed at:

60 Hudson Street, Suite M16, New York, New York I0013

                                               ACCEPTED BY:__________________
                                               DATE: MARCH 2, 1998
                                                     ________________________

                                               Dated:        June 25, 1996
                                               Revised:      February 6, 1997
                                               Revised:      March 27, 1997
                                               Revised:      July 31, 1997
                                               Revised:      October 13, 1997
                                               Revised:      February, 26, 1998

TFOLa.206.a. WPT

EQUIPMENT LIST # TFG-98017                             DATED: February 26, 1998


COMPANY:                   ATHENA INTERNATIONAL LTD. LIABILITY CO.
                           ATHENA INTERNATIONAL, LLC
ADDITION:                  V
SITE LOCATION:             NEW YORK, NEW YORK

    PART NO/DESCRIPTION                                                       QUANTITY                    AMOUNT
    -------------------                                                       --------                    ------
         STN
         ---

    RESTRUCTURE CHARGES                                                                                 $23,909.20
                                                                                                        ----------
                                                   TOTAL                                                $23,909.20
                                                                                                        ==========


TFGLA206-5.WPT

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE

                                             Commencement Date: December 2, 1997

THIS  CERTIFICATE  OF DELIVERY  AND  ACCEPTANCE  is executed  and  delivered  to
TELECOMMUNICATIONS   FINANCE  GROUP  ("Lessor")  by  ATHENA  INTERNATIONAL  LTD.
LIABILITY CO. DBA ATHENA INTERNATIONAL. LLC ("Lessee") pursuant to and in accordance with the Lease Agreement dated October 31, 1996 between Lessor and Lessee (the "Lease", the defined terms therein being used herein with their defined meanings).

1. The Equipment covered by this Certificate consists of the items described in Schedule 1 of Exhibit A of the Lease.

2. Lessee confirms that the items of Equipment covered hereby have been delivered to it in good working order and condition, and have been inspected and accepted by Lessee as of the Commencement Date set forth above. Lessee hereby waives any right it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever, including but not limited to, (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Sections 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performances of any of its obligations under the Lease with respect to the Equipment hereby accepted.

3.       Lessee  Confirms that such items of Equipment  have been  installed at:
         800 West Sixth Street. Los Angeles. California 90017

4. The Lessor's Value of the items of Equipment covered hereby is set forth in the Schedule I of Exhibit A. Lessee confirms that each installment of rent payable is as defined by the rental rate factor per thousand dollars as specified in Section 5 of the Lease.

5. Lessee hereby: (a) confirms that the items of Equipment covered hereby, have been inspected by Lessee. have been delivered in good working order and condition and are of the size. design, capacity and manufacture selected by. it and meet the provisions of the purchase order(s) with respect thereto: and (b) irrevocably accepts said items of Equipment "as-is. where is" for all purposes of the Lease as o[' the Commencement Date set forth above and shall pursue remedies to correct deficiencies, if any. in said items of equipment under the manufacture's warranty provisions only

6. Lessee hereby, confirms: (i) that no Default or Event of Default b in existence as of the Commencement Date set forth above, nor shall any Default or Event of Default occur as a result of the lease by Lessee of the Equipment specified here-in: and (ii) that all representations and warranties of Lessee contained in the Lease or ha any document or certificate furnished Lessor in connection herewith, ate true and correct as of the Commencement Date set forth above with the same force and effect as if made on such date.

7. Lessee assumes sole responsibility for enduring that the billing center can correctly read all records. Lessee's responsibility includes reading daily the automatic message/ticketing accounting system and/or polling systems tape(s) by the billing system to ensure all ticket Information is present. Risk of loss for any revenue or profit associated therewith passes to Lessee upon cutover of any hardware or software.

 .        All of the terms,  provisions  and  conditions  of the Lease are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were set forth in full in this Certificate. By their execution and delivery, of this Certificate, the parties hereto reaffirm all of the terms provisions and conditions of the Lease.

         IN WITNESS WHEREOF. Lessee has caused this Certificate to be executed by its duly authorized officer as of the Commencement Date set

Refer 5.O. #ADDITION III/                ATHENA INTERNATIONAL LTD. LIABILITY CO.
EQUIPMENT LIST #TFG-98016                DBA ATHENA INTERNATIONAL, LLC


                                                   (Name&Title)
                                         Date Signed: MARCH 2,1998

                                         ACCEPTED BY:
                                         TELECONLMUNICATIONS FINANCE GROUP
                                         AS OF THE -      DAY OF        - - 19o

                                         By:

                                                 Authorized Representative



'TFG L.A2.06 W PT

                              SCHEDULE OF EXHIBIT A
                    {CERTIFICATE OF DELIVERY AND ACCEPTANCE)

                              EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of October 31, 1996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and ATHENA INTERNATIONAL LTD. LIABILITY CO. DBAATHENA INTERNATIONAL, LLC, as Lessee, are described below and in the attached equipment list(s):

Equipment List
Number                     Description                                                        Amount
------                     -----------                                                        ------
DCO-681161                 USED 1152 PORT EQUIPPED AND WIRED                                $368,950.00
                           RELEASE 12.1; BASIC SS-7 WITH 800
                           PORTABILITY; SS-7 SPARES; POWER SYSTEM;
                           UPGRADE TO RELEASE 14.0; DE-INSTALL AT
                           CALGARY, PACK; RGL EXPANSION
                           INCLUDING INSTALLATION
                           FREIGHT                                                                1,958.98

    TFG-97245              ADDITION I                                                           298,421.49
    TFG-97278              ADDITION II                                                          185,473.75
    TFG-98016              ADDITION III                                                          22,777,76
                                                                                                 ---------
                                                                     TOTAL                     $877,581.98
                                                                                               ===========

The above described equipment installed at:

800 West Sixth Street, Los Angeles, California 90017




                                               Dated:          October 3 I, 1996
                                               Revised:        June 2, 1997
                                               Revised:        August 29, 1997
                                               Revised:        February 26, 1998




TfGL206-WPT

EQUIPMENT LIST # TFG-98016 DATED: February.26,1998
COMPANY:   ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC
SITE LOCATION: LOS ANGELES, CALIFORNIA
ADDITION:      III

PART NO,/DESCRIPTION                                                          OUANTITY                  AMOUNT
--------------------                                                          --------                  ------
RESTRUCTUR.E CHARGES                                                                                    $22.777.76
                                                                                                        ----------
                                                                       TOTAL                            $22.777.76
                                                                                                        ==========


TFGLA2O6-3.WPT

                     Athena International Ltd. Liability Co.
                          dba Athena International, LLC
                             SITE: Denver, Colorado

                                 LEASE PAYMENTS
             ADDENDUM TO LEASE AGREEMENT DATED July 25, 1994 BETWEEN TELECOMMUNICATIONS FINANCE GROUP AND Athena International Ltd Liability Co.
                          dba Athena International, LLC


EFFECTIVE FEBRUARY 1, 1995 (60 MONTHLY LEASE PAYMENTS)
------------------------------------------------------
      ORIGINAL VALUE OF EQUIPMENT                                           $314,252.00
      RATE FACTOR PER $1,000                                                $21.993
         ORIGINAL MONTHLY LEASE PAYNIENT                                                              $6,911.34

EFFECTIVE JUNE 1, 1995 (56 MONTHY LEASE PAYMENTS REMAINING)
-----------------------------------------------------------
      ADDITION I                                                            $181,250.64
      RATE FACTOR PER $1,000                                                $23.408
      ADDITION 1 MONTHLY LEASE PAYMENT                                      $4,242.71
         TOTAL MONTHLY LEASE PAYM.ENT                                                                  $11,154.05

EFFECTIVE SEPTEMBER 1, 1996 (41 MONTHLY LEASE PAYMENTS  REMAINING)
------------------------------------------------------  ----------
      ADDITION II                                                           $164,516.10
      RATE FACTOR PER $1,000                                                $29.610
      ADDITION II MONTHLY LEASE PAYMENT                                     $4,871.32
         TOTAL MONTHLY LEASE PAYMENT                                                                 $16,025.37

EFFECTIVE JANUARY l. 1997 (37 ..MONTHLY LEASE PAYMENTS REMAINING
----------------------------------------------------------------
      ADDITION III                                                          $264,356.65
      RATE FACTOR PER $1,000                                                $32.229
      ADDITION III MONTHLY LEASE PAYMEN'I'                                  $8,519.95
         TOTAL MONTHLY LEASE PAYMENT                                                                 $24,545.32

EFFECTIVE FEBRUARY 1, 1997 (36 MONTHLY LEASE PAYMENTS REMAINING
---------------------------------------------------------------
      ADDITION IV                                                           $ 68,015.31
      RATE FACTOR PER $1,000                                                $32.976
      ADDITION IV MONTHLY LEASE PAYMENT                                     $2,242.87
         TOTAL MONTHLY LEASE PAYMENT                                                                 $26,788.19

EFFECTIVE APRIL 1, 1997 (34 MONTHLY LEASE  PAYMENTS REMAINING
-----------------------------------------  ------------------
      ADDITION V                                                            $63,595.58
      RATE FACTOR PER $1,000                                                $34.603
      ADDITION V MONTHLY LEASE PAYMENT                                      $ 2,200.60
         TOTAL MONTHLY LEASE PAYMENT                                                                 $28,988.79

EFFECTVE MAY 1, 1997 (33 MONTHLY LEASE PAYMENTS REMAINING)
----------------------------------------------------------
      ADDITION VI                                                           $87,896.85
      RATE FACTOR PER $1,000                                                $35.020
      ADDITION VI MONTHLY LEASE PAYMENT                                     $3,078.15
         TOTAL MONTHLY LEASE PAYMENT                                                                 $32,066.94



                  Installation Site: New York, NY


PART NUMBER                DESCRIPTION                                                              QTY
-----------                -----------                                                              ---
                                                              ITEM 01
                     CMF-00, CCS-03
                     --------------
822068-812           Diag. Grading Panel                                                              1
822003-596A          PWBA, (2W) SI HDI                                                                4
822002-526           PWBA, TSI PGH I/F                                                                4
207800-482           Cable Assembly (TSI/PGH)                                                         4
822005-546A          PWBA, (2W) TPPO HDI                                                              2
822006-566A          PWBA TPP1                                                                        2
822017-556A          PWBA,    T PP2                                                                   2

                            DTF-03
817577-900           MG Basic DTF Assembly                                                            1
817577-901           MG, DS1 Host CUA                                                                 6
817577-902           MG, Basics PWBAs DS1 CUA                                                         6
207600-225           Frame Weldment                                                                   1
207800.079           Pkg Assy Front Door Mtg Hardware                                                 1
207800-080           Pkg Assy Rear Door Mtg Hardware                                                  1
207600-158           Door Assembly, Right I/O                                                         2
207600-159           Door Assembly, Left I/O                                                          2
207600-721           PWBA Guide                                                                       6
817560-606           PWBA, T1 Interface                                                              48
817577-917           MG Blower w/Fan Alarm, Base                                                      1

Stromberg-Carson

Installation Site: New York, NY

PART NUMBER-                  DESCRIPTION
------------                  -----------

                        Switching Equipment

                                ITEM 01

817577-900              DTF Frame Assembly                                                     1
817577-901              DS-1 Host CUA                                                          6
817577-902              DS-1 Basic PWBAs                                                       6
817560-626              T-1 Interface PWBA                                                    48
207600-225              OTF Frame Assembly                                                     1
207600-721A             Card Guide                                                             6
2078004379              Front Door Mounting                                                    1
2078004380              Rear Door Mounting                                                     1
207600-158              Eight Door                                                             2
207600-159              Left Door                                                              2
817577-924              Ease Mount Blower Assembly                                             1


                        LTF-01
                        ------
814574-900              LTF Frame Assembly                                                     1
814574-901              Supervisory Panel                                                      1
814574-904              Ejector Bar                                                            2
814574-903              Terminator Assembly                                                    1
207600-720              Card Guide                                                             1
207600-210              LTF Frame Package                                                      1
207600.-014             Terminal Block Assembly                                                1



    681113NY/1: 07/01/96                                         -2-

Stromberg-Carson
Installation Site: New York, NY



PART NUMBER           DESCRIPTION
-----------           -----------
      Switching Equipment

                      ITEM 01
                      LTF-01 (Cont.)
                      --------------
814574-992            Universal Service CUA                                                  1
814574-995            Basic PWBAs                                                            1
814742-576            Digital DTMF Receiver PWBA (FOC)                                       1
814,571-686           Digital TMF Receiver PWBA                                              3
814572-576            Digital TMF Sender PWBA                                                3
81.4695-556           Digital DTMF Sender PWBA                                               3
814643-596            Digital DTMF Receiver PWBA                                            17
207600-160            Front Door Mounting                                                    1
207600-471            Rear Door Mounting                                                     1
207600-158            Right Door                                                             2
207600-159            Left Door                                                              2


                              CMF
814095-616            Service Group Diag. PWBA                                               I
822003.596            1024 Port TSI PWBA                                                     4
822002-526            TSI/PGH Interface PWBA                                                 4
2078CO-.482           TSI/PGHGP Cable                                                        4
822005-546            TPP 0 PWBA                                                             2
822006-576            TPP 1 PWBA                                                             2
82.2017-566           TPP 2 PWBA                                                             2
822068.-811           Diag. Grading Panel CCS-02                                             1


      881113NY/1 : 07/01/96                                      -3--

Installation Site: New York, NY



PART NUMBER             DESCRIPTION
-----------             -----------

                        Switching Equipment

                        ITEM 01

                        PRT
817576-938              Circuit Breaker                                                          4

                        Miscellaneous
4-24419-0290            DSX Panel, ADC DSX-DR 19                                                 2
PJ716                   8antem Patch Cord                                                        8
DOC-ADD                 Additions Documentation                                                  1







881113NY/1: 07/01/98                              -4-

                           ACTION TEMPO EQUIPMENT LIST
         >>>>> EQUIPMENT LIST AND WARRANTY INFORMATION ON NAMS SALE <<<<

CUSTOMER: Athena                                                               PROJECT CODE:
BUSINESS OFFICE ADDRESS:
BUSINESS OFFICE PHONE#: VOICE: ( )                                                 FAX: ( )
SITE LOCATION:
SITE ADDRESS:
SITE PHONE#: VOICE: ( )                                   FAX:     (      )                 NAMS: (          )
SWITCH TECH:
SYSTEM NAME:
PURCHASE DATE:           STARTUP DATE:            WARRANTY END DATE:

PRIMARY SYSTEM EQUIPMENT: Name:                 Password:

 :Make                                   :Model #                  :Serial #                 :I/O  :IRQ  :ADDR   :STK:
 -----                                   --------                  ---------                 ----  ----  -----   -----

ACER                                     I 4166                     1900022075
KB         ACER                          6311-K                                --K6366280752P-        ----
MON        ACER                          7134-T                                   M3TP61113253
VC         PCI
                                         I                                                  t
HDC        Adaptec Built-in              I-AIC7870P              -I-719411                  ------
HD         IBM                           DHFS                      MIA63 B94666ID--                  =3   (4-GB)
HD         IBM                            DRYS                         EC486509                  ID  =0     (4-GB)
HD         IBM                           DHFS                          B81929                    ID  =1     (4 GB)
FD         Mitsumi           (1.44)       D359T5                       3170675
                                         JU-475-5                   00197599
FD         Panasonic(1.2)                ,,
TD         Tandberg                      -TDC-42222--42205208--                                         ---ID=2
SL1        Digi Host Ad.                   (1P)77000218-095251179
SL1        Digi Conc.                      {1P)70000666            -09525179 ----
X25        SWG                             SGX                           10870                 300
15         D0000


X25  SWG   -SGX-Daughter N/A
     PRN   Epson                           LP-870                        -40Ul133226--                      7     -3bc-3be
     RET   RACAL             PCI           Interlan T2                   -0207011BEAFC-                             -14-PCI Slot 1
     SER   ACER                            Built-in                -Com 1/Com 2      -4/3-3f8/2f8 -
                                                                   5X012024212
     CD       NEC                             -CDR222 -               ,
     DIA      AVAS                          ' D                       5--D2000-----
                                          /21D                      CG209544
  P/S      DELTA                         -DPS350EB                 -Y2622003618
          --



                                                   I/P ADDRESS=
                                                       MORY=

:Key      : Make                            : Serial #                                      Activation Key #
----      ------                            ----------                                      ----------------

          SCO UNIX sysV                      -2DC030716                                Project Code
          FoxPro--V2 6                       N/A
          NAMS ATC NAMS II--                 N/A
                                                                                 I
          TERM Century                       CSU150754U3                     -        -fencabnn
NETCOM II version 4 5 3a net25828                T

                                                                                        - c08a150e

NOTES:


         >>>>> EQUIPMENT LIST AND WARRANTY INFORMATION ON NAMS SALE <<<<<

CUSTOMER: Athena SITE LOCATION: Denver
     STEM NAME:


  SECONDARY SYSTEM EQUIPMENT: Name:                        Password:

Key       Make                               Model #                   Serial #                      I/O  IRQ ADDR STK
---       ----                               -------                   --------                      ---  ------------

                                                                                              I         I
PC       ACER                            -F520HB               -1900022536                  --
                                                                                                                            I
KB         ACER                          -6311-K                       -K6366200166 P
MON        ACER                          -7134T                         M3TP62407942

VC                                       ET4W32-5                      -0167237
                                                                                                        I
HDC      Adaptec (On-Board)-AIC-7870P---719411
HD       IBM                             -DORS-32160-- -11S46H6072ZIMOOO2T6484--,-id=0
FD       Mitsumi                        (1 44) D359T5                   2974189

FD       Panasonic (1.2)                      -JU-475-5        '00026718
CD       Sony                                   CDU-76S         5032202                                                 id=2-
TD       Tandberg          2.SGB         TDC 4220             -42205084
--

X 25     SWG                             --SGX                 -- ~ --10880
NET      RACAL                                                Interlan PCI T2 0207011C0368
                                                         I
SER    ACER (Built-in)                                    --

Power Supply                            DPS-2OOBP-8                 S46150422818
I/P ADDRESS=
MEMORY=

SOFTWARE: Secondary

Key     Make                                  Serial #                           Activation Key #
---     ----                                  --------                           ----------------
OS    SCO UNIX sysV                             -2DG004883
NAMS  ATC NAMS II

 COMMUNICATIONS EQUIPMENT

Key #    Make#                          Model #                                   Serial #
-----    -----                          -------                                   --------
DSU       DDC                        VRT-1           ( Stat-Mux )
DSU       DDC                        VET-1           ( Stat-Mux )

DSU       DDC                        VRT-1            (X.25 Link)
DSU       DDC                        VRT-1            (X.25 Link)

Modem Multitec                       MT2834ZDX    (Primary) 442500B
Modem Multitec                       MT2834ZDX     (Secondary) 4425001


                         LOG: ATHENA Primary & Secondary

96 Unpack and set up equipment. Perform operational checks. KP /-18-96 Disassemble equipment as necessary to obtain and log serial numbers from individual boards and components. Gather and log software serial numbers and activation keys. Configure and install AVAS, X25 boards and reassemble equipment. Performed operational checks. JR -19-96 Secondary: Verified OS version. Performed SCRATCH and BCHECK RC modifications. Checked serial and parallel ports. Removed and reinstalled tape device. Configured printer. Made Root & Boot and tape backup. Tuned shell and relinked kernel. Installed software drivers for SGX and Dialogic boards. Loaded Where and CLS programs. Installed TERM and NAMS. KP Also modified gettdefs and changed IRQ on Racel network card to 14 and made ALAD driver and Boot disk, EISA Configuration Utility disk.

Installation Site: New York, NY


                                                                         item 01



PART NUMBER              DESCRIPTION                                                          QTY
-----------              -----------                                                          ---
                         Switching Equipment
                         Line Trunk Frame (L/TF)-
                         ------------------------
OCCSLTFFRM               Line Trunk Frame                                                       1
814742-566               Diagnostic Test En/Monitor                                             1
LTFDOORS                 BTF Doors, Front & Rear                                                1
LINGRPCUA                Line Group CUA (LTF)                                                   1
SLTFUTSCUA               Trk/Svc Ckt CUA Grp                                                    I
SLTFUSCUA                Svc Ckt CUA Grp                                                        6
814571-706               Digital TMF Rcv.(2/PWBA)                                              33
814572-576               Digital Sender (TMF/SATT)                                              9
814695-556               Digital DTMF Sender                                                    9
814643-596               Digital DTMF Receiver                                                 36
814742-576               (FOC) Digital DTMF Receiver                                            6
814574-936               2-Wire E&M Trunk PWBA                                                  2
814574-932               Loop Trunk, Reverse Bat PWBA                                           1

                         Digital Trunk Frame (DTF)


OCCSDTFFRM               Digital Trunk Frame                                                    2
DTFDOORS                 DTF Doors, Front & Rear                                                2
SDS1HSTCUA               DS1 Host CKD CUA                                                      12
817560-626A              T1 interface PWBA                                                     96
817577-917A              Blower Assembly w/fan Alarm                                            2

Installation Site: New York, NY


                                                                         ITEM 01

PART NUMBER                          DESCRIPTION                                                        QTY
-----------                          -----------                                                        ---
                                     Switching Equipment
                                     Control '&-Maintenance Frame (CMF)
SCMFOCC                              Control & Manta Frame                                                  1
CMFDOORS                             CMF Doors, Front & Rear                                                1
822068-819                           --DLI Transfer                                                         1
814635-086                           PWBA Ring (N+1)                                                        1
814721-666                           Serial Line Unit PWBA                                                  1
822010-676                           Disk Drive Assay                                                     . 2
822010-656                           Tape Drive                                                             1
817702-556                           Traffic Measurement/Rec.                                               1
817620-556                           MSA PWBA                                                               1
814727-626                           J2 Maintenance Processor                                               1
822010-606                           Power & Alarm PWBA                                                     1
817680-606A                          BMUX PWBA                                                              1
                                                                                                            1
822222-606A                          DLI-II

TSIPWB17                             TSI PWBA                                                               8
822702-536A                          PXAM II - 4MB                                                          2
822727-696A                          J-Processor (8MB)                                                      2
814770-656                           PXA Memory PWBA 1/Mbyte                                                1
TPPOPWB17                            TPP PWBA (Sectors 0)                                                   1
OCCSNCS                              Sync Network Clock (Slave)                                             1
822718-596                           Feature Processor (PWBA)                                               2
814095-626                           Service Group Diag PWBA                                                1
OCCTAPE                              Tape Control PWBAs                                                     1
814722-216A                          RS232 Interface Module                                                 7

Installation Site: New York, NY

                                                              ITEM 01

PART NUMBER                DESCRIPTION
-----------                -----------
                           Switching Equipment

                           Power & Test Frame (PRT)
                           ------------------------
SPRTF                      Power Ringing & Tst Fr                                                 1
PRTDOORS                   PRT Doors, Front & Rear                                                1
817576-938                 Circuit Breaker 100 Amp                                                9
814475-036                 Alarm Sender PWBA                                                      1
817576-912                 Basic Cabinets & MTG for N+1)                                          1
814629-904                 Ringing Generator (20 Hz)                                              1
817576-934                 200VA DC/AC Non-Refund. Invtr                                          1
814215-820                 Cook 4 Chan Announcer (NT5M)                                           1
203352-681                 4 Channel Announcer                                                    1

                           Automatic Message Accounting
                           ----------------------------
SAMAFRM                    AMA Frame                                                              1
AMADOORS                   AMA Doors Rear                                                         1
814421-908                 Cook 1600 BPI Tape Drives (2)                                          2
814421-909                 Cook 1600 BPI Strapping                                                2
                                                                               ,%

                                  Miscellaneous
4-24419-0290               DSX Pnl-ADC DSX-DR 19 w/cord                                           4
PJ716                      Bantam Patch Cord                                                     16
2200B                      Channel Access Unit                                                    1
203352-645                 9600 Full Duplex Modems                                                1
202975-592                 7' x 19" Relay Rack                                                    1
207800-284                 Installation Material                                                  1
200110-119                 Fuse 1 1/3 amp                                                        20
200110-129                 Fuse 3 amp                                                            10
200110-429                 Fuse 10 amp                                                            5
200110-139                 Fuse 5 amp                                                            10



Installation Site: New York, NY


                                                                         ITEM 01



                               Switching Equipment

                              Miscellaneous (Cont.)
SD0000                        Std System Documentation                                                1
D0001                         Specifications, Paper                                                   2
D0002                         Site Drawings, Paper                                                    2
203352-600              -     Hendry Filtered Fuse Panel                                              1
207630-911                    Modem Eliminator OCC                                                    2
207630-901                    PKG Assy/Modem Eliminator                                               4
                              Superstructure & Cabling                                                1

                              Battery Distribution Frame
                              --------------------------
814053-043A                   .7ft Battery Discharge Frame                                            1
207521-733                    Shield                                                                  1

                              Power Equipment
                              ---------------
                              (Separate Item)

                              Distribution Frame Equipment
                              ----------------------------
5065-8                        Term Blocks Newton 8 x 26                                               4
5054                          Newton Bracks (1 per 2 blks)                                            2

                              Maintenance & Administration Equipment
                              --------------------------------------
202958-464                    Tape Cartridge                                                          1
203352-608                    Arrow Tape Drive Cleaning Kit                                           1
203352-677                    ADDS Video Terminal                                                     1
203352-283                    Genicom 2120 Keyboard/Printer                                           1
7271-964                      Box, Teleprinter Paper                                                  1

                                       -4-

 Installation Site: New York, NY

                                                                         ITEM 01

PART NUMBER             Spare Circuit Packs
----------------        -------------------
200110-099              Fuse 1/2, Amp                                                          1
207630-042              Power Supply Shield                                                    1
555020-125              Fuse, 3AG, 3A                                                          1
555366-001              Switch, SPST                                                           1
814288-526              Tape Diagnostic PWBA                                                   1
814291-546              Tape Motion Cont, PWBA                                                 1
814298-526              Tape Buffer PWBA                                                       1
814439-056              PGC-1 PWBA                                                             1
814440-076              PGC-2 PWBA                                                             1
814441-056              MUX/DEMUX PWBA                                                         1
814462-036A             Power Supply PWBA                                                      1
814463-026A             Power Supply PWBA                                                      1
814539-026              CMOS Codec Comm. PWBA                                                  1
814727-626              J2 Maintenance Processor                                               1
817113-086              Power Supply PWBA                                           .          1
817524-066A             LTC Interconnect PWBA                                                  1
817560-626A             T1 Interface PWBA .                                                    1
817561-526              T1 I/F Control 1 PWBA                                                  1
817562-566              T1 I/F control 2 PWBA                                                  1
817564-026A             Power Supply PWBA                                                      1
817581-026              DS1 Terminator PWBA                                                    1
817702-556A             TMRS Processor                                                         1
822010-656              Tape Drive                                                             1
822010-666              Tape Drive PWBA                                                        1
822015-536              Clock Generator (SNC) PWBA                                             1
822024-036A             Power Monitor PWBA                                                     1
822033-596A             MCG - II PWBA                                                          1
822034-536A             Master Clock Dist PWBA                                                 1
822289-566A             TBI II PWBA                                                            1


         Installation Site: NewYork, NY


                                                                         ITEM 01


                        DESCRIPTION     -                                                     QTY
                        -----------     -                                                     ---
PART NUMBER             Spare- Circuit Packs (Cont.)
-------------           ----------------------------
822723-556A             Data Link III PWBA                                                      1
822726-526A             HD MSA/SL PWBA                                                          1
822010-606A             MSDA Pwr & Alarm                                                        1
822010-636              Disk Drive Assy                                                         1
822222-606A             DLI-II                                                                  1

                        Software Features
                        -----------------
999948                  OCC Basic Features Package                                              1
011219                  Trunks Automatic Routine                                                1
                        Testing
011289                  Out of Svc Limit for Server                                             1
                        Grp. Eq.
012970                  Glare Guard                                                             1
018000                  Paginated Print-out                                                     1
026609                  Route Treatment Expansion                                               1
053140                  Alarm Repeat Notification                                               1
053150                  Alarm LSSGR Compliant.                                                  1
053770                  Alarm Spurt Alarm During                                                1
                        Transfer
056519                  Automatic Switch-Over                                                   1
146339                  TMRS LSSGR Format                                                       1
146429                  TMRS Additional Matrix                                                  1
                        Elements
146439                  TMRS Additional Cell Grouping                                           1
                        Registers
146449                  TMRS Separations Summary                                                1
                        Reporting
146459                  TMRS Expanded Separations                                               1
                        Reporting

         Installation Site: New York, NY


                     DESCRIPTION                                                        QTY
                     -----------                                                        ---
ITEM 02              SS7 HARDWARE & SOFTWARE
-------              -----------------------
822057-526           Signaling System Controller                                          2
822055--536          Communication Link Controller                                        2
814742-586           Continuity Test PWBA                                                 3
003009/              SS-7 Software                                                        1
003019
003069               Link Pair Software                                                   2
826210               SS7 Optional Backward Call                                           1
                     Indication
826220               SS7- circuit Identification                                          1

                     (This Item is included in Item 01)

ITEM 02A             SS7 SPARES
--------             ----------
822057-526           Signaling System Controller                                          1
822055-536           Communication Link Controller                                        1

                     (This Item is included in Item 01)

ITEM 03               NAMS II
-------               -------
NAMS II               Used NAMS II from ISI Site                                          I

ITEM 03A              "A" LINKS
--------              ---------

003069                "A" Links                                                           1
                      (maximum additional available
                      is 11)

ITEM 04               "A" LINK CONSOLIDATION FEATURE
-------               ------------------------------
003029                "A" Link Consolidation                                              1

SIEMENS

FAX TRANSMISSION

TO:                                        LOCATION:

FROM:                                      LOCATION:

DATE:              NO. OF PAGES:          PHONE:               FAX:
       7-7-98         cover  + 5              407-942-5115          407-942-5194

SUBJECT:

           NEW YORK FLOORPLAN

SPECIAL INSTRUCTIONS:

Siemens Telecom Networks                          400 Rinehart Road             Lake Mary, Florida 32746            (407) 942-5000

Jtm 280-00l (10/97)

                     Athena International Ltd. Liability Co.
                          dba Athena International, LLC
                             SITE: Denver, Colorado

                           LEASE PAYMENTS (CONTINUED)

EFFECTIVE JUNE 1, 1997(32 MONTHLY LEASE PAYMENTS REMAINING)
-----------------------------------------------------------
ADDITION VII                                                              $ 89,193.68
      RATE  FACTOR PER  $ l,000                                           $35.965
      ADDITION VII MONTHLY LEASE PAYMENT                                  $ 3,207.85
         TOTAL MONTHLY LEASE PAYMENT                                                                   $35,274.79

EFFECTIVE JULY 1, 1997 (31 MONTHLY LEASE PAYMENTS REMAINING)
------------------------------------------------------------
      ADDITION VIII                                                       S 58,013.66
      RATE FACTOR PER $1,000                                              $36.971
      ADDITION VIII MONTHLY LEASE PAYMENT                                 $ 2,144.82
         TOTAL MONTHLY LEASE PAYMENT                                                                   S37,419.6I

EFFECTIVE OCTOBER 1, 1997 (28 MONTHLY LEAE PAYMENTS REMAINING)
--------------------------------------------------------------
      ADDITION IX                                                         $ 93,500.00                     '
      RATE FACTOR PER $ 1,000                                             $40.423
      ADDITION IX MONTHLY LEASE PAYMENT                                   $ 3,779.55
         TOTAL MONTHLY LEASE PAYMENT                                                                 $41.199.16

EFFECTIVE DECEMBER 21997, THE LEASE TERM IS EXTENDED FROM 60 TO 74 MONTHS.,
---------------------------------------------------------------------------
EFFECTIVE JANUARY 1,1998 (39 MONTHLY LEASE PAYMENTS REMAINING)
--------------------------------------------------------------

    ADDITION X                                                               S220,193.11
    LEASE PAYMENTS ARE AS FOLLOWS:
    01/01/98 - 03/01/98             S -0-
    04/01/98 - 03/01/2001           S37,258.01

 .TOTAL VALUE OF EQUIPMENT                                                    Sl,604.783,58
                                                                              ============

SUMMARY OF TOTAL LEASE PAYMENTS:
4 @ $ 6,911.34 = $ 27,645.36
15 @ $I 1,154.05 = $ 167,310.75
4 @ $16,025.37 = $ 64,101.48
1 @ $24,545.32 = $ 24.545.32
2 @$26,788.19 = $ 53,576.38
1 @ S28.988.79 = $ 28.988.79
1 @ $32,066.94 = $ 32.066.94
1 @ $35,274.79 = $ 35,274.79
3 @ $37,419.61 = $ 112258.83
3 @$41,199.16 = $ 123,597.48
3 @$   -0-    = $     -0-
36@ $37,258.0 1 =-$1,341,288.36
--                -------------
60                $2,010,654.48
                  =============


                                            ACCEPTED BY:

                                            DATE:              MARCH 2/1997


                             SCHEDULE 1 OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)
                              EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of July 25, 1994 between Telecommunications Finance Group, as Lessor, and Athena International Ltd. Liability Co. dba Athena International, LLC, as Lessee, are described below and in the attached equipment list(s):

Equipment List
Number            [Description                                                                             Amount
------            ------------                                                                             ------
DCO-481238        A Siemens Stromberg-Carlson                                                         $314,252.00
                  Digital Central Office Carrier Switch
                  Equipped and Wired for 1152 Digital
                  Ports (DCO-481238, Issue 1, Dated 05/19/94)
                  with a New Basic Release 12.1 CMF, A
              o   Used AMA Frame, SS7 with 800 Portability,
                  SS7 Spares, One (1) Additional Pair of
                  "A" Links, International Operator Service,
                  and Route by ANI on any 700/800
                  Number Including Installation
TFG-95029         ADDITION I                                                                           181,250.64
TFG-96152         ADDITION II                                                                          164,516.10
TFG-96181         ADDITION III                                                                         264,356.65
TFG-97189         ADDITION IV                                                                           68,015.3I
FG-97207          ADDITION V                                                                            63,595.58
TFG-97216         ADDITION VI                                                                           87,896.85
TFG-97242         ADDITION VII                                                                          89,193.68
TFG-97253         ADDITION VIII                                                                         58,013.66
TFG-97284         ADDITION IX                                                                           93,500.00
TFG-98018         ADDITION X                                                                           220,193.11
                                                                                                       ----------
                                  TOTAL                                                            $ 1,604,783.58
                                                                                                   ==============

The above described equipment installed at:
910 15th Street, Suite 667, Denver, Colorado 80202-2928


                                              ACCEPTED BY:

                                              DATE:            MARCH 2, 1998

                                              Dated:           July 25, 1994
                                              Revised:         April 24, 1995
                                              Revised:         July 23, 1996
                                              Revised:         December 2, 1996
   o                                          Revised:         January 13, 1997
                                              Revised:         February 25, 1997
                                              Revised:         March 25, 1997
                                              Revised:         May 7, 1997
                                              Revised:         June 11, 1997
                                              Revised:         September 3,1997
                                              Revised:         February 27,1998



EQUIPMENT LIST #TFG-98018                               DATED: February 27, 1998

COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      X

PART NO./DESCRIPTION                                                   QUANTITY                         AMOUNT
--------------------                                                   --------                         ------

        STN
        ---

RESTRUCTURE CHARGES                                                                                       $44,193.11

        THIRD PARTY VENDOR- TELESELECT
        ------------------------------

VTS.60 MODEL NUMBER: 300-Y. ITS INCLUDING:                                  1 LOT                         176.000.00
TSG VTS TERMINATION SOFTWARE PACKAGE,                                                                     ----------
S/N VS97R01 -R02                                                                2
ICS WIN/NT COMP SYS, S/N 9711010 & 9711011                                      2
DIALOGIC DTI300SC COM BDS, S/N CZ034563,
CZ021715                                                                        2
DIALOGIC DT1240SC COM BD, S/N CZ034121-25,
CZ034439                                                                        6
DATAKINETICS PCCS6 SS7 BD, S/N 01170                                            1
RAD KILOMUX 2000, S/N 7231604-606, 7182322,
7251281, 7251278                                                                6
RAD KVG, 5-T1M, S/N 7451153-160, 162, 164-166                                  12
RAD KVF,5-T1S VOICE/FAX, S/N 7428554-57,
559-563,7414236-237,231,245,7411674-76)                                        16
RAD DXC HIGH SPEED I/O BOARDS, S/N 735504-
510, 512,497, 7290936-938                                                      12
RAD DKC T1/E 1 DIGITAL CROSS CONNECT,
S/N 7440573-574                                                                 2
19" RACK, S/N 978721                                                            1
UNINTERRUPTIBLE POWER SOURCE (UPS),
S/N 971355                                                                      2
RAD MBE ETHERNET BRIDGE, S/N 7455186 &
7430875                                                                         2
CSU/DSU, S/N 9711010-011                                                        2

                                                                       TOTAL                              $220,193. 11
                                                                                                          ========= ==


EQUIPMENT LIST #TFG-97284                               DATED: September 3, 1997

COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC                             --
SITE LOCATION: Denver, Colorado
ADDITION:     IX

PARTN0./DESCRIPTI0N                                                    QUANTITY                              AMOUNT
-------------------                                                    --------                              ------

         THIRD PARTY VENDOR - TELEFLEX
         -----------------------------

EQUIPMENT AS FOLLOWS:                                                  1 LOT                                  $93,500.00
P133-8 INTELINKW/8 DIALOGIC BOARDS                                     1 LOT                                  ----------
D240SC-T1 CARD                                                         2
DTI/240SC CARD                                                         2

                                                                       TOTAL                                   $93,500.00
                                                                                                               ==========


EQUIPMENT LIST #TFG-97253                                    DATED: June 4, 1997

COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      VIII

PART NO./DESCR!PTION                                                   QUANTITY                                 MOUNT
--------------------                                                   --------                                 -----
  SS-C
    SLU MULTI-TASKING PORT
ADDITION PER DCO-710017,
    ISSUE 01, DATED 02/05/97
    (S.O.#072091) AS FOLLOWS:
        MATERIAL                                                       1 LOT                                    $ 456.00
        INSTALLATION                                                                                            2,500.00
        FREIGHT                                                                                                    22.95

  SEA 96019 EXPANSION OF ROUTE GUIDE INDEXES TO 4096 PER DCO- 681122,  ISSUE 01,
  DATED 07/09/96; RELEASE 15.0 RTU STARTUP (S.O.#072300) AS FOLLOWS:
        MATERIAL                                                       1 LOT                                   55,000.00
        FREIGHT                                                                                                    34.71

                                                                       TOTAL                                  $58,013.66





TFGLA204-S.WPT


(LETTERHEAD)

Installation Site: Denver, CO



PART-NUMBER                   DESCRIPTION
-----------                   -----------

                              Switching Equipment

                              ITEM 01
                              SLU PWBA (CMF-00)
814722-216                    PWBA, SLU Panel RS232                                                I
207630-857                    Package Assy, Module Hardware                                        1
825079                        Multi-Tasking Software                                               2

NOTE:    Each SLU PWBA has two ports on it, therefore two multi-tasking software ports are shown.




710017CO/1: 02/05/97

EQUIPMENT LIST #TFG-97242                                    DATED: May 7,. 1997

COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      VII

PART NO./DESCRIPTION                                                          OUANTITY                         AMOUNT
--------------------                                                          --------                         ------
    SS-C
    ----
A FULLY EQUIPPED DTF-04 FRAME
PER DCO-710015, DATED 01/23/97
(S.O.#071631) AS FOLLOWS:
        MATERIAL                                                                1 LOT                        $ 60,787.00
        INSTALLATION                                                                                            9,100.00
        FREIGHT                                                                                                  590.5 I

HENDRY FUSE PANEL PER DCO-710008,
ISSUE 02, DATED 12/06/96 (S.O.#071982)
AS FOLLOWS:
        MATERIAL                                                                1 LOT                             1,732.00
        LABOR                                                                                                     1,900.00
        FREIGHT                                                                                                      84.17

TOLL FREE NUMBER EXPANSION (S.O.#072119)                                        1 LOT                           15,000.00
                                                                                                                ---------

                                                                       TOTAL                                   $89,193.68
                                                                                                               ==========



SIEMENS
Stromberg-Carlson

Installation Site: Denver, CO

PART NUMBER            DESCRIPTION                                                                  QTY
-----------            -----------                                                                  ---
                                                      ITEM 01

                       DTF-04 Frame Addition
                       ---------------------
817577-900             Frame MG                                                                       1
817577-901             MG, DS1 Host CUA                                                               6
817577-902             MG, Basics PWBAs DS1 CUA                                                       6
207600-225             Frame Weldment                                                                 1
207800-079             Pkg Assy Front Door Mtg Hardware                                               1
207800-080             Pkg Assy Rear Door Mtg Hardware                                                1
207600-158             Door Assembly, Right I/0                                                       2
207600-159             Door Assembly, Left I/O                                                        2
207600-721             PWBA Guide                                                                     6
817560-606             PWBA, T1 Interface                                                            48
817577-917             MG Blower w/Fan Alarm, Base                                                    1

                       PRT-00
                       ------
817576-938             Mod Group, Circuit Breaker                                                     2


710015CO/1: 01/23/97

SIEMENS
Stromberg-Carlson

Installation Site: Denver, CO

PART NUMBER                 DESCRIPTION                                                                 QTY
-----------                 -----------                                                                 ---
                                                  ITEM 01 (Cont.)

                          Miscellaneous
                          -------------
DSX-DR19                  Cross Connect Panel                                                             2
202975-592                Relay Rack (Lorain)                                                             1
DOC-ADD                   Additions Documentation                                                         1

                                                      ITEM 02

                          LTF-01 Frame Addition
                          ---------------------
814574-900                MG Basic Frame Assy, LTF                                                        1
814574-901                MG Supervisory Panel Assy                                                       1
814574-904                MG Pkg Assy, Ejector Bar, Top                                                   1
814574-903                Mod Group Term Assy Power                                                       1
207600-720                PWBA Guide                                                                      1
207600-210                Pkg Assy, Frame Weldment                                                        1
207600-014                Pkg Assy, LTF Term Block EMC                                                    1
814574-992                MG Service Circuit CUA                                                          1
814574-995                PWBA Mod Group-Basic PWBA                                                       1
207600-160                Pkg Assy Front Door Mtg Hdw                                                     1
207600-471                Pkg Assy Rear Door Mtg Hdw                                                      1




710015CO/1: 01/23/97
                                      -2-

Installation Site: Denver, CO

                                                         ITEM O1

PART NUMBER            DESCRI PTION                                                                     QTY
-----------            ------------                                                                     ---

                       Miscellaneous
                       -------------
203352-600             OEM Equipment, Fuse Panel                                                          1
020785-086             100' Red Power Cable                                                               1
020785-065             100'Black Power Cable                                                              1

                       Documentation
                       -------------
DOC-ADD                Additions Documentation                                                            1

NOTE: The ADC Cross Connect Panel and Hendry Fuse Panel must be ordered for 23" mounting.






710008CO/2:12/06/96
                                       - 2

EQUIPMENT LIST #TFG-97216                                  DATED: March 25, 1997
COMPANY:       Athena International Ltd. Liability Co.
               dba Athena Intentional, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      VI

PART NO./DESCRIPTION                                                 QUANTITY                                 AMOUNT
--------------------                                                 --------                                 ------
ss-c
AN UPGRADE TO RELEASE 14.0 PER
DCO-681152, ISSUE 01, DATED 08/19/96
(S.O.#071521)                                                        1 LOT                                $15,000.00
ONE  COMMON  CONTROL  SECTOR  ADD PER  DCO-781001,  ISSUE  01,  DATED
10/02/96 (S.O.#071523) AS FOLLOWS:
     MATERIAL                                                        1 LOT                                 19,730.00
     INSTALLATION                                                                                           3,000.00
     FREIGHT                                                                                                   84.10
200 AMP DISTRIBUTION PANEL WITH
BUS BAR, CABLES, 10-10 AMP BREAKERS
PER DCO-710002, ISSUE 01, DATED                      10/28/96
(S.O.#071801 ) AS FOLLOWS:
     MATERIAL                                                        1   LOT                                1,360.00
     INSTALLATION                                                                                           2,200.00
     FREIGHT                                                                                                   44.75
REAL TIME ANI FEATURE #823435
(S.O.#071805)                                                        1   LOT                               26,666.00
                THIRD PARTY VENDOR - CIBER NETWORK
                ----------------------------------
EQUIPMENT AS FOLLOWS:                                                1 LOT                                 19,767.00
D4841A/LH PRO 6/200, S/N SG63400748                                    1
D3583C/4.2GB F/W HOT SWAP HDD                                          4
D4295A/32MB DIMM MEMORY UPGRADE                                        1
JC-14WIVMA/MSYNC C400, 14, 128ONI.,
         28D, 60HZ                                                     1
J317 1A/10/100 TX PCI ADAPTER                                          2
D4921A/REDUNDANT POWER SUPPLY                                          1
N3-IL40-U/INOCULAN, 4.0, SRVR, UNLTD
         USERS                                                         1
ILWS-41- l/INOCULAN FOR CLIENT-SINGLE
         WORKSTATION                                                   1
00662644127330/NW 3.12 50 USER UPG TO
         4.11 INTRNW 1OOU                                              1
SHIPPING COST                                                                                                    45.00
                                                                                                                 -----
                                                                            TOTAL                            87,896.85
                                                                                                             =========



         TFGLA20-1-5.WPT

SIEMENS
Stromberg-Carlson

Installation Site: Denver, CO

PART NUMBER                         DESCRIPTION                                                           QTY
-----------                         -----------                                                           ---
                                    ITEM 01

                                    CCS -03
                                    -------
822068-811                          Diag Grading Panel                                                        1
822003-596A                         PVVBA, (2W) TSI HDI                                                       4
822002-526                          PWBA, TSI PGH I/F                                                         4
207800-482                          Cable Assembly (TSI/PGH)                                                  4
822005-546A                         PWBA, (2W) TPPO HDI                                                       2
822006-566A                         PWBA TPP1 (For Addition)                                                  2
822017-556A                         PWBA TPP2 (For Addition)                                                  2
DOC-ADD                             Additions Documentation                                                   1




781001CO/1: 10/02/96
                                      - 1 -

EQUIPMENT LIST #TFG-97207                               DATED: February 25, 1997

COMPANY:       Athena Intentional Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      V

PART NO./DESCRIPTION                                                         QUANTITY                         MOUNT
--------------------                                                         --------                         -----
SS-C
----
2 EJH PROCESSORS WITH 1 SPARE
PER DCO-745002, ISSUE 01, DATED
10/17/96 (S.O.#071522) AS FOLLOWS:
        MATERIAL                                                                1 LOT                       $30,420.00
        INSTALLATION                                                                                          2,000.00
        FREIGHT                                                                                                  25.58

1 A-LINK PAIR FEATURE #003069
(S.O.#071802) AS FOLLOWS:
        MATERIAL                                                                1 LOT                           7,170.00
        SCAT                                                                                                      330.00

         THIRD PARTY VENDOR - TELEFLEX

P133-4 INTELINK W/4 DIALOGIC BOARDS                                             1                                23,650.00
                                                                                                                 ---------

                                                                       TOTAL                                    $63 595.58
                                                                                                                === ======

EQUIPMENT LIST #TFG-97189                                DATED: January 13, 1997

COMPANY:       Athena International Ltd. Liability Co.
               dba Athena International, LLC
SITE LOCATION: Denver, Colorado       -
ADDITION:      IV

PARTNO./DESCRIPTION                                                          QUANT1TY                         AMOUNT
-------------------                                                          --------                         ------
  ss-c
  -------

  DTF-03 FULLY EQUIPPED (S.O.#071045)
  AS FOLLOWS:

        MATERIAL                                                                1 LOT                         $60,000.00
        INSTALLATION                                                                                            7,500.00
        FREIGHT                                                                                                   515.31
                                                                                                                  ------

                                                                       TOTAL                                  $68,015.3I
                                                                                                              ==========





TFGLA204-S.WPT

SIEMENS                                                      Proposal No.
                                                             Issue No: 1
Stromberg-Carlson                                            Date: June 24, 1996


Installation Site: Denver, CO



PART NUMBER                            DESCRIPTION                                                             QTY
-----------                            -----------                                                             ---

                                                   ITEM 01 (Cont.)

                                       Miscellaneous
                                       -------------
DSX-DR19                               Cross Connect Panel                                                         2
DOC-ADD                                Additions Documentation                                                     1

                                                          ITEM 02

                                       DTF-04
                                       ------
817577-900                             Frame M/G                                                                  1
817577-901                             MG, DS1 Host CUA                                                           6
817577-902                             MG, Basics PWBAs DS1 CUA                                                   6
207600-225                             Frame Weldment                                                             1
207800-079                             Pkg Assy Front Door Mtg Hdw                                                1
207800-080                             Pkg Assy Rear Door Mtg Hdw                                                 1
207600-158                             Door Assy, Right I/O                                                       2
207600-159                             Door Assy, Left I/O                                                        2
207600-721                             PWBA Guide                                                                 6
817560-606                             PWBA, T1 Interface                                                        48
817577-917                             MG Blower w/Fan Alarm, Base                                                1

                                       PRT-O0
                                       ------
817576-938                             Mod Group, Circuit Breaker                                                  2

                                       Miscellaneous
                                       -------------
DSX-DR19                               Cross Connect Panel                                                         2
DOC-ADD                                Additions Documentation                                                     1


 681108CO

[start here]


S I E M E NS                                         Proposal   No.:  DCO-681108
                                                     Issue No.: 1
Stromberg-Carlson                                    Date: June 24, 1996

           Installation Site: Denver, CO


                                              DESCRIPTION                                   g/X
                                              -----------                                   ---
                                                      ITEM 03


                                              Power System Add On
             4DDV85-19                        Battery 765 Amp Hour
             203352-580                       Battery Charger, 100 Amp                                             1

              NOTE:  This additional power equipment is required for
                      this addition, but is shown as an option for the Customer,



                                                                  ITEM 04

                                              LTF-00
                    814574-992                MG Service circuit CUA                                               1
                    B14574-995                PWBA Mod Group-Basic PWBA                                            1
                    207600-720                PWBA Guide                                                           1
                    814742-536                PWBA, Univ Service circuit                                          12
                    814695-556                PWBA (1w) DTMF Dig. Sender                                           3
                    814571-766                PWBA (1W) Rovr/Vact/Evact                                            5
                    814572-576                PWBA (1W) Dig, Sender TMF                                            2

              NOTE:        These Service Circuits are required dependent upon the percentage of SS7 use.




                                                     ACTION TELCOM EQUIPMENT LIST

           Key       Make                            Model #                    Serial                 I/O    IRQ   ADDR        STK
           ---       ----                            -------                    ------                 ---    ----  -----       ---
           PC       ACER___________________________9000_______________________1900031490___________________________________________
           KB       ACER___________________________6311K______________________K6366281224P_________________________________________
           MON      ACER___________________________7134T______________________M3TP63201016_________________________________________
           VC       ATI____________________________MACH- 64_______________________O/B __________________________9__________________
           HDC      Adaptec________________________AIC-7880P__________________722511 O/B______________ID=7_____11__________________
           HD       IBM____________________________DFHS_______________________MIAG3B46894_____________ID=0_________________________
           HD       IBM____________________________DFHS_______________________MIAG3B35970_____________ID=1_________________________
           HD       IBM____________________________DFHS_______________________MIAG3B32873_____________ID=3_________________________
           FD       Mitsumi_____(1.44)_____________D359T5_____________________3553179___________________________6__________________
           FD       Panasonic(1.2)_________________JU-475-5-A67_______________00132626_____________________________________________
           TD       Tandberg_______________________TDC-4222___________________42205281________________ID=2_________________________
           SL1      Digi Host Ad.__________________IP-________________________09515816______________________________F0000000_______
           SL1      Digi Conc______________________IP- 50000585-01____________SE7700798____________________________________________
           X25      SWG____________________________SGX______________________________________________________________DO000__________
           X25      SWG____________________________SGX-Daughter____________________________________________________________________
           PRN      Epson__________________________LP-870_____________________40Ul134522_______________________7___________________
           NET      RACAL__________________________InterLan T2________________0207011BBC1E_____________________9___________________
           SER      ACER____________________________Built-in COM 1_______________COM 2_______________4/3____3f8/2f8________________
           CD       SONY___________________________CDU765_____________________5096166_________________ID-5_________________________
           DIA      AVAS__Ver 2.50_________________D/21D______________________CG030890_________________________5____D2000__________
           P/S      DELTA__________________________DPS-350EB__________________42613001347__________________________________________

         I/P ADDRESS= 193.1.94.50 aidcpri aidcpri.aidc.com
         MEMORY=    32 MB
         SPEED=     166 MHZ




    SOFTWARE: Primary System

          Key                   Make                   Serial #                   Activation Key #
          ---                   ----                   --------                   ----------------
                                SCO UNIX sysV          2DH030846                  etppl4df

            B                   SCO PoXPro             Version 2.6
            NAMS                ATC NAMS II
            TERM                Century                CSU151377                  bbaammph
                                NETCOM II              net26106                   X21f4ceff      Ver. 4.5.3a

           Key       Make                            Model #                    Serial                 I/O    IRQ   ADDR        STK
           ---       ----                            -------                    ------                 ---    ----  -----       ---

           PC        ACER                           F520 HB_____________________1900027152_________________________________________
           KB        ACER                           6311-K______________________K63661001190_______________________________________
           MON       ACER                           7134T_______________________M3TP63201025_______________________________________
           VC                                       ____________________________0167823____________________________________________
           HDC       Adaptec                        ____________________________O/B________________________________________________
           HD        LBM                            DORS-32160__________________11S46H6072Z1M002T0935_______________id=O___________
           FD               (1.44)                  D359T5______________________3546876____________________________________________
           FD                    (1.2)              F833B_______________________346506_____________________________________________
           TD                                       ____________________________42212493___________________________________________
           X25       SWG                            ____8GX_____________________011151_________________________15___D0000__________
           NET       RACAL PCI                      ____________________________0207011BEA64___________________10__________________
           SER       ACER                           ____________________________O/B COM 1 /COM 2_______________4/3_________________

         I/P ADDRESS= 193.1.94.60
         MEMORY= 16 MB

         SOFTWARE:

          Key                   Make                   Serial #                   Activation Key #
          ---                   ----                   --------                   ----------------

         OS                     SCO UNIX sysV          2DH030858                  arbvbtwh
         NAMS                   ATC NAMS II
         TERM                   Century                CSU150065U3                lpomflii



EQUIPMENT LIST #TFG.96152                                    DATED: July 23,1996

COMPANY:                   Athena International Ltd. Liability Co.
                           dba Athena International, LLC
SITE LOCATION: Denver, Colorado
ADDITION:      II


PART NO./DESCRIPTION                                                   QUANTITY                         AMOUNT
    SS-C
1152 PORT ADDITION PER  DCO-681024,  ISSUE 3, DATED  02/26/96 AND CCS7 LINK PAIR
SOFTWARE 003069 (S.O.#069395) AS FOLLOWS:

        MATERIAL                                                                 1                                     LOT
$123,857.00
        INSTALLATION
10,500.00
        SOFTWARE
14,450.00
        FREIGHT
529. 10

Third Party Vendor - Tele-Flex Systems

EQUIPMENT AS FOLLOWS:                                                           1 LOT                            15,180.00
6606 1.96 DISK DRIVE, S/N'S CA2C12A/BA2C12A,
AA2C12A                                                                         3
6523 DEVICE CONTROLLER, S/N DA2C12A                                             1

                                                                       TOTAL                            $
164,516. 10




TFCLA20-1-6-WPT


AR. -20' 96(WED) 13:03                                                          TEL:01                                        P. 005

           SIE M E N S                                                                 Proposal No.:DCO-681024
                                                                                 -           Issue. No.: 3
 ..                                                                               ..
           Stromberg-Carlson                                                                       Date: February 26, 1996


         Installation Site: Denver, CO

           PART NUMBER                      DESCRIPTION                                                            QTY
                                                                                 ITEM 01

                   817577-900                 DTF Frame Assembly                                                     1
                   817577-901                 DS-1 Host CUA                                                          6
                   817577-902                 DS-1Basic PWBAs                                                        6
                   817560-626                 T-1 Interface PWBA                                                    48
                   207600-225                 DTF Frame Package                                                     1.
                   207600-721                 Card Guide                                                             6
                   207800-079                 Front Door Mounting                                                    1
                  .207800-080                 Rear Door Mounting                                                     !
                   207600-158                 Right Door                                                             2
                   207600-159                 Left Door                                                              2
                   827577-924                 Base Mount Blower Assembly                                             1

                                              LTF-O1
                   814574-992                 Universal Service CUA                                                  3
                   814574-995                 Basic PWBAs                                                            3
                   814571-686                 Digital TMF Receiver PWBA                                             14
                   814572-576                 Digital TMF Sender PWBA                                                3
                   814695-556                 Digital DTMF Sender PWBA                                               3
                   814643-596                 Digital DTMF Receiver PWBA                        o                   13

                                              CMF
                   814095-616                 Service Group Diag PWBA~                                               1
                   822003-596                 1024 Port TSI PWBA                                                     4
                   822002-526                 TSI/PGH Interface PWBA                                                 4


                                                                             -1-
                 681024C0



MAR. 20 96(WED) 13:04                                                           TEL:01                                         P 006

                     S I EM E N S                                                         Proposal No.: DCO=681024
                                                                                 "            Issue No.: 3
,                                                                                ' .
                   Stromberg-Carlson                                                               Date: February 26, 1996

              Installation Site: Denver, CO

           PART NUMBER                        DESCRIPTION

                                                  ITEM 01 (Cont.)

                                                     (Cont.)
                    207800-482           - .TSI/PGHGP Cable
                    822005-546                TPP O PWBA                                                             2
                    822006-576                TPP 1 PWBA                                                             2
                    822017-566                TPP 2 PWBA                                                             2
                    822068-810                Diag Grading Panel CCS-01                                              1

                    817576-938                circuit Breaker                                                          2

                                              Miscellaneous
             4-24419-0290                     DSX Panel, ADC DSX-DR 19                                                 2
             PJ716                            Bantem Patch Cord                                                        8
             DOC-ADD                          Additions Documentation                                                  1

                                                      ITEM 02

                                                Additional A-Links
                 003069                         CCS7 Line Pair Software


Athena International, TBD
 ..
DCO-481238, 05/19/94, Issue 01



                                       DESCRIPTION                                      QTY

ITEM 01
                    DIGITAL TRUNK INTERFACE FRAME, USED                 "

Digital Trunk Frame 1
                    CUA-Digital Trunk                                                      6
                    T1 Interface (Trk + Oper)                                             48
                    DTF CUA-Basic PWBA                                                     6
                    Rear Doors (HW=207600-471A)                                            1
                    Front Doors (HW=207600-160A)                                           1
                    Blower Assembly, Base Mtg.                                             1
                    PWBA Guides (1/CUA)                                                    6
                    Frame & Joining HW                                                     1
                    Structural Bracing                                                     1
                    Frame Package                                                          1
                    Terminal Block                                                         1

                    LINE/TRUNK FRAME, USED

                      Line Trunk Frame (Analog)                                            1
                      Supervisory Panel                                                    1
                      Term Assembly PWBA    !
                      CUA-LTF Line Group                                                   1
                      Basic PWBA for DAL CUA/Opt                                           1
                      Loop Trk, Reverse Battery                                            1
                      2W E&M Trunk                                                         2
                      Frame Package                                                        1
                      Terminal Block                                                       1
                      PWBA Guides (1/CUA)   4
                      Sender PWBA, TMF (Digital)                                           4
                      Receiver PWBA, DTMF (STD)                                          1 7
                      Receiver PWBA, DTMF (FOC)                                            0
                      Structural Bracing                                                   1
                      Receiver PWBA, TMF/EVACT                                           1 0
                      Sender PWBA, DTMF (Digital)                                          4
                      Rear Doors (HW=207600-471A)                                          1
                      Front Doors (HW=207600-160A)                                         1
                      CUA- Trunk Service Group                                             1
                      CUA-Service Group                                                    2
                      Basic PWBA for Service Circuit CUA                                   2
                      Basic PWBA for Analog CUA                                            1
                                     Page 1


Athena International, TBD
DCO-481238, 05/19/94, Issue 01                                   .-



                                       DESCRIPTION                                     QTY
                    CONTROL & MAINTENANCE FRAME, NEW


                    CMF II                                                               1
                    Frame Weldment                                                       1
                    Power Supply Door                                                    1
                    Pkg. Assembly, Front Trim                                            1
                    Rear Door Mounting Hardware                                          1
                    Rear Trim Package                                                    1
                    Right Front Door                                                     1
                    Left Front Door                                                      1
    ..              Door Assembly Right Rear                                             1
                    Door Assembly Left Rear                                              1
                    Door Assembly Power Supply                                           1
                    Earthquake Cabinet Joining                                           1
                    Basic TSI/TPP                                                        1
                    PWBA, Timeslot Interchange                                           4
                    TSI PGH Interface Card                                               4
                    Basic CP PWBA                                                        1
                    MCG ll PWBA                                                          2
                    DLL II PWBA                                                          2
                    Cable Assembly, DLI II                                               1
                    PWBA, Feature Processor II                                           2
                    Cable Assembly, FP II                                                1
                    J Processor CP E/W 8 Mb Memory                                       2
                    SNC Clock                                                            1
                    DCO-E Interface                                                      1
                    PWBA SLU Panel                                                       6
                    Blank Panel Package Double                                           1
                    Basic MP PWBA                                                        1
                    PWBA, TMP                                                            1
                    Cable Assembly, TMP                                                  1
                    PWBA, Bus Multiplexer II                                             1
                    PWBA, Mass Storage Adapter                                           1
                    PWBA, J Processor with 2 MB Memory                                   1
                    PWBA (2W) PXAM II                                                    1
                    PWBA, Serial Line Unit                                               1
                    MG Basic PWBA MSS CUA                                                1
                    Tape Cartridge, MSS                                                  1
                    Head Cleaning Kit, MSS                                               1
                    Basic PWBA, Maintenance and TAS                                      6



(degree)(degree)

Athena International, TBD
DCO-481238, 05/19/94, Issue 01




                                     DESCRIPTION..........................................QTY
                  PWBA TAS CONTROL           ..............................................
                                     ..................................................... 1
                  Diagnostic Grading Panel...........................................     .1
                  Release 12 Software.................................................     1

                  POWER, RINGING & TEST FRAME, USED

                  PRT 00 Frame & Power Dist.                                               1
                  100A Circuit Breaker Package                                             9
                  5A Circuit Breaker -AC                                                   1
                  7A Circuit Breaker -AC                                                   1
                  Ring Generator Cabinet                                                   1
                  Ring Generator- 20 Hz                                                    1
                  Ring Mux & Serializer PWBA                                               2
                  RM&M Optional Wiring                                                     1
                  Rear Doors (HW=207600-471A)                                              1
                  Front Doors (HW=207600-160A)                                             1
                  Cable Assembly                                                           1
                  Structural Bracing                                                       1

                  COMMON EQUIPMENT FRAME, USED

                  19" Relay Rack (DSX/Misc.)                                               1
                  Relay Rack Fuse Panel                         .                          1
                  Battery Discharge From-top 7'                                            1
                  Package Assembly I/O EMC Earthquake                                      1
                  Wall Mounted. Newton Term Block/Bar                                      2
                  Installation Material                                                    1
                  SCAT Package                                                             1
                  Structural Bracing                                                       1
                  Sup'str/Power & Intercom Cab.                                            1
                  Office Related Drawings                                                  3
                  Standard Documentation                                                   3
                  S/C Practices (SCPs)                                                     1

                  AUTOMATIC MESSAGE ACCOUNTING, USED

                  AMA Frame Top Entry Cable                                                1
                  AMA Basic PWBA                                                           1
                  Magnetic Tapes                                                           1
                  1600 BPI Tape Drives                                                     2



           Athena International, TBD
           DCO-481238, 05/19/94, Issue 01


                                                DESCRIPTION                                      QTY
                              1600 BPI Strapping                                                     1
                              1600 BPi Software I/F                                                  1
                              Rear Doors                                                             1
                              Structural Bracing                                                     1

                          MISCELLANEOUS HARDWARE, USED


                                300/1200 Baud Modem                                                  1
                                Cook NT5M Digital Announcer                                          1
                                Structural Bracing Mod Grp                                           4
                                Genicom 2120 Prntr DC                                                1
                                DEC VT 320 CA CRT 1
                                DC-AC 200 VA Invert                                                  1
-                               DSX PnI-ADC DSX-DR19 W/CORDS                                         4
                                ADC 2200B Test Access                                                1


                              POWER EQUIPMENT, USED

Batt Charger 100 Amp./50V 1 Ph                                                                       2
                              Charger Rack Mtg. Assembly 7'                                          1
                              Battery Rack-With Bracing                                              1
                              Exide DD Battery 700 AH                                                1

                              SPARE PARTS, USED

                              Common Control Spares                                                  1
                              Basic LTF Spare Parts                                                  1
                              DTF PWBA Cluster Spare                                                 1
                              Basic DTF Spare Parts                                                  1
                              AMA Spare Parts                                                        1

                              CMF 11 Spares, NEW

PWBA, Tape Drive                                                                                     1
                                PWBA, 91 MB Disk Drive                                               1
                                PWBA, Power and Alarm                                                1
                                PWBA, Master Clock Osc                                               1
                                PWBA, Power Monitor                                                  1
                                PWBA, MCG II                                                         1
                                PWBA, Master Clock Dist II                                           1
                                PWBA, DLI II                                                         1
                                PWBA,TB I                                                            1


Athena International, TBD
DCO-481238, 05/19/94, Issue 01



                                     DESCRIPTION                                         QTY
                    PWBA, MSA/SL                                                           1
                    PWBA, Data Link III                                                    1
                    Traffic Measure Processor                                              1
                    PWBA, J Processor with 2 MB Memory                                     1
                    PWBA, Feature Processor II

                  SOFTWARE FEATURES


                  Software Generic Release 12.1                                          1
                  No. of NXX Ofc. Codes                                                512
                  Split Authorization Codes                                              1
                  Hot Line Routing                                                       1
                  Fraud Detection-Pattern Recog.                                         1
                  Trunk Queuing with Override                                            1
                  DAL Directory No. Tables                                               1
                  Intercept to Announcer                                                 1
                  Tape to Tape Transfer                                                  1
                  Time Altered Least Cost Rtg                                            1
                  INWATS AC on FGB Circuits                                              1
                  Enhanced Fraud Detection                                               1
                  FGC Outgoing Operation                                                 1
                  Digital Pad Control                                                    1
                  Auth. Code Sending on FGA                                              1
                  Concurrent AMA\DLI                                                     1
                  Shared Project Codes                                                   1
                  FOC By Trunk Group                                                     1
                  0+ Service Enhancement                                                 1
                  User Alert Trace                                                       1
                  Call in Progress Trace                                                 1
                  INWATS AC on FGB Circuits                                              1
                  I/F to Smart Operator Pos.                                             1
                  Digital I/F to Remote Oper.                                            1
                  Inter-Operator Transfer                                                1
                  $CODE Overlay                                                          1
                  Automatic Trunk Re-Attempt                                             1
                  Custom Int'cpt Announcement                                            1
                  Alarm Send                                                             1
                  Speed Call-No. Pub 7/10D                                           10000
                  Speed Call - Private Lists                                          1 00
                  No. of Codes-Private                                                2400
                  Authorization Codes-Qt.                                            27000
                  Traffic Measurement Enhanced                                           1




                                                                                 Athena International, TBD
                                                                                 DCO-481238, 05/19/94, Issue 01


           ..............                         DESCRIPTION......................                QTY
           ..............Multitasking Ports       .................................
                                                                                                     7            :.
               -                Selective Number B locking                                           1
                                AMA - Tape Operation                                                 1
                                AMA - DLI I/F w Vendor Sys                                           1
                                Enhanced Partitioning                                                1
                              Interim 800 Service/10d Trnsltn                                    20000
                              Interface to Vendor CODC                                               1
                              Credit Card Special Dialing                                            1
                              Enhanced VACT Supervision                                              1
                              ANI Code Validation - 15 NPAs                                        1 5
                              Validated Project Code Size                                            4
                .-            Flat Rate Features                                                     1
                              Operator Flag Digits                                                   1
-                             ANI Sending on FGD Trunk                                               1
                              Enhanced 800 INWATS Service                                            1




                                       I



             Athena International, TBD
             DC0-481238, 05/19/94, Issue 01

                                                   DESCRIPTION                                       QTY

                ITEM 02         SS7 HARDWARE & SOFTWARE

                                Signaling System Controller                                            2
                                Communication Link Controller                                          2
                                Continuity Test PWBA                                                   3
                                Data Link III                                                          2
                                SS-7 Software                                                          1
                                Miscellaneous cables
                                Link Pair Software

                 ITEM 02A       SS7 SPARES

                                Signaling System Controller PWBA                                      1
                                Communication Link Controller PWBA                                    1



  -                           ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC.
                                                   SITE: LOS ANGELES, CALIFORNIA

                                                     LEASE PAYMENTS
                                                                                                     %
                      ADDENDUM TO LEASE AGREEMENT DATED October 31, 1996 BETWEEN
                                    TELECOMMUNICATIONS FINANCE GROUP AND
              ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL LLC

EFFECTIVE JUNE 1, 1997 (60 MONTHLY LEASE PAYMENTS)
         ORIGINAL VALUE OF EQUIPMENT                                                 $370,908.98
         RATE FACTOR PER $1,000                                                      $21.993
                  ORIGINAL MONTHLY LEASE PAYMENT                                                                 $8,I57.40

EF'FECTIVE JULY 1, 1997 (59 MONTHLY-LEASE PAYMENTS REMAINING)
           ADDITION l                                                                $298,421.49
           RATE FACTOR PER. $1,000                                                   $21.771
           ADDITION I MONTHLY LEASE PAYMENT                                          $ 6,496.93
                  TOTAL MONTHLY LEASE PAYMENT                                                                   $14.654.33

EFFECTIVE OCTOBER 1, 1997 (56 MONTHLY LEASE PAYMENTS REMAINING)
         ADDITION II                                                                 $185.473.75
         RATE FACTOR PER $1,000                                                      $22.664
         ADDITION II MONTHLY LEASE PAYMENT                                           S 4203.58
                  TOTAL MONTHLY LEASE PAYMENT
$18,857.91
EFFECTIVE DECEMBER 2, 1997  LEASE TERM IS  EXTENDED FROM 60 TO 63 MONTHS:
EFFECTIVE JANUARY 1, 1998 (56 MONTHLY LEASE PAYMENTS REMAINING)
         ADDITION III                                                                   $ 22.777.76
         LEASE PAYMENTS ARE AS FOLLOWS:
         01/01/98-03/01/98                  $ -O-
'.
         04/01/98 - 08/01/2002              $19,401.61

TOTAL VALUE OF EQUIPMENT                                                                $877.581.98

SUMMARY OF TOTAL LEASE PAYNLENTS:
l @ $ 8,157.40 = $ 8,157.40
3 @ $14,654.33 = $ 43,962.99
3 @ $18.857.91 = $ 56,573.73
3 @ $ -0- = $    -0-
53 @ $19,401.61 =$1,028,285.33..
63                 $1,136,979.45
                                    ACCEPTED BY:
                                    DATE: MARCH



TFGLA206-6.WPT

           AMENDMENT TO LEASE AGREEMENT DATED October 31, 1996 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
      ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC
               FOR EQUIPMENT INSTALLED IN LOS ANGELES, CALIFORNIA


Effective December 2, 1997, the following sections of said Lease Agreement are amended as follows:

1.       Section 3:
         The term of the lease  changed from sixty,  (60) months to  sixty-three
         (63) months.

2.       Section 5(a):

         The number of consecutive monthly installments of rent for the Equipment is changed from sixty (60) months to sixty -three (63) months.

TELECOMMUNICATIONS FINANCE GROUP               ATHENA INTERNATIONAL
                                                LTD. LIABILITY CO.
                                               DBA ATHENA INTERNATIONAL, LLC

By:                                            By: /s/ KEVIN H. POLLARD
  ------------------------------                  -----------------------------

                                                   PRESIDENT & CEO
--------------------------------               --------------------------------
  Authorized Representative                            (Name & Title)

Date Signed:                                   Date Signed: MARCH 2, 1998
           ---------------------                          ---------------------

                             SCHEDULE 1 OF EXHIBIT A
                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)

                              EQUIPMENT DESCRIPTION

The items of personal property to be leased pursuant to this Lease Agreement, dated as of October 31, 1996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC, as Lessee, are described below and in the attached equipment list(s):

Equipment List
Number                     Description                                     Amount
--------------             ------------                                    ------
DCO-681161                 USED 1152 PORT EQUIPPED AND WIRED              $368,950.00
                           RELEASE 12.1; BASIC SS-7 WITH 800
                           PORTABILITY; SS-7 SPARES; POWER SYSTEM;
                           UPGRADE TO RELEASE 14.0; DE-INSTALL AT
                           CALGARY, PACK; RGL EXPANSION
                           INCLUDING INSTALLATION
                           FREIGHT                                           1,958.98

TFG-97245                  ADDITION I                                      298,421.49

TFG-97278                  ADDITION II                                     185,473.75

TFG-98016                  ADDITION III                                     22,777.76
                                                                           ----------
                                               TOTAL                      $877,581.98
                                               =====                      ===========

The above described equipment installed at:

800 West Sixth Street, Los Angeles, California 90017

                                          ACCEPTED BY: /s/ KEVIN H. POLLARD
                                                       ------------------------
                                          DATE:     March 2, 1998
                                               --------------------------------

                                               Dated:          October 31, 1996
                                               Revised:        June 2, 1997
                                               Revised:        August 29, 1997
                                               Revised:        February 26, 1998

EQUIPMENT LIST # TFG-98016                             DATED: February 26, 1998

COMPANY: ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC SITE LOCATION: LOS ANGELES. CALIFORNIA
ADDITION:      III

PART NO/DESCRIPTION                                  QUANTITY           AMOUNT
-------------------                                  --------           ------
      STN

RESTRUCTURE CHARGES                                                   $22,777.76
                                                                      ----------
                                              TOTAL                    22,777.76
                                              =====                   ==========

EQUIPMENT LIST # TFG-97278                               DATED: August 29, 1997

COMPANY: ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC SITE LOCATION: LOS ANGELES, CALIFORNIA
ADDITION:      II

PART NO/DESCRIPTION                                  QUANTITY           AMOUNT
-------------------                                  --------           ------
    SSC

DTF-02 960 PORT ADDITION WITH ISDN,
PER  DCO.710014, ISSUE 2, DATED  06/24/97;
ISDN TRANSPORT SOFTWARE; SERVICE
CUA WITH BASI'S; ISDN SPARE PWBAS;
DIU PWBA (2) INCLUDING INSTALLATION
(S.O.#071568) AS FOLLOWS:

       MATERIAL                                       1 LOT           89,242.00
       SOFTWARE                                       1 LOT           10,000.00
       INSTALLATION                                                   11,340.00
       FREIGHT                                                         3,774.75

REAL TIME ANI FEATURE #823435 (S.0. #071804)
AS FOLLOWS:
       SOFTWARE RTU                                   1 LOT            26,667.00

ONE PAIR OF A. LINKS FEATURE #003069
(S.O.#072727) AS FOLLOWS:
         SOFTWARE                                     1 LOT             6,895.00
         SCAT                                                             330.00

RELEASE 15.0 UPGRADE PER DCO-710024,
ISSUE 1, DATED 04/08/97 (S.O.#072810)
AS FOLLOWS:
         MATERIAL                                     1 LOT            25,000.00
         INSTALLATION                                                   5,000.00

ONE A LINK PAIR (S.O.#073211) AS FOLLOWS:
         SOFTWARE                                     1 LOT             6,895.00
         SCAT                                                             330.00
                                                                     -----------
                                                  TOTAL              $185,473.75
                                                  =====              ===========

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE: LOS ANGELES, CA

PART NUMBER            DESCRIPTION                                 QTY
-----------            -----------                                 ---
                               ITEM 01

                       CMF-00 CCS-02
                       -------------
822068-812             Diag. Grading Panel                           1
822003.596A            PWBA, (2W) SI HDI                             4
822002.526             PWBA, TSI PGH I/F                             4
207800.482             Cable Assembly (TSI/PGH)                      4
522005.546A            PWBA, (2W)TPPO HOl                            2
822006-566A            PWBA, TPP1                                    2
822017-555A            FWBA, TPP2                                    2

                       DTF-02
                       ------
817577SO0A             MG Basic DTF Assembly
817577.901A            MG, DS1 Hos1 CUA                              5
817577-902A            MG, Basics PVVBAS DS1 CUA                     5
207600-225A            Frame Weldment                                1
207800-079A            Pkg Assy Front Door Mtg Hardware              1
207800-080A            Pkg Assy Rear Door Mtg Hardware               1
207600.158A            Door Assembly, Right IIO                      2
207600-159A            Door Assembly, Left IIO                       2
817577-92D             Cable Tie Assy                                6
817560-626A            PWBA, (2VV) TIF                              40
817577-917A            MF Fan Assy w/Alarm                           1

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE: LOS ANGELES, CA

PART NUMBER            DESCRIPTION                                 QTY
-----------            -----------                                 ---
                             ITEM 01 (Cont.)

                       OTF-02 (Cont.)
                       ------
817743-518             CUA, DIU                                      1
207800-539             Package Assy, DIU Mtg                         1
817564-048             PWBA (2W) DS-1 Power Supply                   2
817744-026             PWBA Div Terminator                           2
207630-042             Shield Assembly                               1
817742-536             PWBA (2W) DIU                                 2

                       PRT-00
                       ------
817576-938             Mod Group, Circuit Breaker                    2

                       Miscellaneous

DSX-DR19               Cross Connect Panel                           2
DOC-ADD                Additions Documentation                       1

                            ITEM 01A

                       ISDN Transport
                       --------------
827010                 ISDN Transport                                1

SIEMEN
STROMBERG, CARLSON

INSTALLATION SITE: LOS ANGELES, CA

PART NUMBER            DESCRIPTION                                 QTY
-----------            -----------                                 ---
                              ITEM 02
                       LTR-00  MG
                       ----------
814574-992             MG Service Circuit CUA                       1
814574.-995            PWBA Mod Group Basic PWBA                    1
207800-720             PWBA Guide                                   1
814742-536             PWBA, DTMF Rec                               5
814742-575             PWBA. (1W) DTMF Rec Foc                      3
814571-766             FW8A (1W) Receive:/NACT/EVACT TMF Rec        3
814695-556             PWBA (1W) DTMF Dig. Sender                   2
814572.575             PWBA (1W) DIG Sender TMF                     2

NOTE: Requirements for additional Service Circuits are based upon SS7 usage in the office. This CUA could mount in LTF,00 CUA posn. 01

                              ITEM 03

                       ISDN Soare-PWBAS
                       ----------------
817564.046             PWBA (2W) DS-1 Power Supply                 1
817744-025             PWBA, Div Terminator                        1
207830-042             Shield Assembly                             1

                               ITEM 04

                       ISDN PWBA
                       ---------
817742-536             PWBA (2W) DIU                               1

EQUIPMENT LIST # TFG-97245                         DATED: June 2, 1997
COMPANY: ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC SITE LOCATION: LOS ANGELES, CALIFORNIA
ADDITION:      I

PART NO./DESCRIPTION                          QUANTITY                   AMOUNT
--------------------                          --------                   ------
         SS-C
A  FULLY  EQUIPPED  DTF-02  FRAME
(1152 PORTS) PER  DCO.681162,  ISSUE
1, DATED 09/17/96 (S.O.#071175) AS
FOLLOWS:
    MATERIAL                                    1 LOT                  $72,307.00
    INSTALLATION                                                        10,200.00
    FREIGHT                                                                 24.05
765 AMP HOUR  BATTERY PART  #4-DAV85-19
WITH 1200 AMP HOUR CHARGER PER DCO-
710000, ISSUE 01, DATED 10/28/96;  2 EJH
PROCESSORS;  1 SPARE EJH PROCESSOR;
200 AMP  DISTRIBUTION  PANEL  WITH BUS
BAR,  CABLES  AND 10-10 AMP  BREAKERS
(S.O.#071800) AS FOLLOWS:
     MATERIAL                                   1 LOT                   52,773.00
     INSTALLATION                                                       12,200.00
     FREIGHT                                                               895.48
A HENDRY FUSE PANEL PER DCO-710009,
ISSUE 02, DATED 12/06/96 (S.O.#071983)
AS FOLLOWS:
     MATERIAL                                   1 LOT                    1,732.00
     INSTALLATION                                                        2,200.00
     FREIGHT                                                                78.50
     THIRD PARTY VENDOR- ACTION TELCOM
PRIMARY SYSTEM; SECONDARY SYSTEM; AVAS
SYSTEM; TCP/P PACKAGE; NETPLAN PACKAGE;
REMOTE COMMUNICATIONS PACKAGE; BASIC
AGGRAGATOR PACKAGE; INSTALLATION;
TRAINING (SEE ATTACHED EQUIPMENT LIST)          1 LOT                  111,650.00
     THIRD PARTY VENDOR - TELLABS
81.2571/32MS T1 ECHO CANCELLER                  8                       17,655.00
FREIGHT                                                                      8.58
81.0257D/23" ECHO CANC MTG ASSY                 1                          836.00
FREIGHT                                                                     11.88
         THIRD PARTY VENDOR. TTC
EQUIPMENT AS FOLLOWS:                           1 LOT                   15,807.00
CENTRAL OFFICE TESTING PKG, S/N 10347           1
RACK MOUNT, 19", 1402                           1
RACK MOUNT ( 19") FOR 41934                     1
CABLE. BANTAM TO BANTAM 10'                     4
FREIGHT                                                                     43.00
                                                                            -----
                                    TOTAL                             $298,421.49
                                    =====                             ===========

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE: LOS ANGELES, CA

PART NUMBER                 DESCRIPTION                              QTY
-----------                 -----------                              ---
                                     ITEM 01

                            DTF-01
                            ------
817577-900                  Frame M/G                                  1
817577-901                  MG, DS-1 Host CUA                          6
817557-902                  MG, DS-1 Basic PVVBA's                     6
207600-225                  Frame Weldment                             1
207800-079                  Package Assembly Front Door Mtg Hdw        1
207800-080                  Package Assembly Rear Door Mtg Hdw         1
207600-158                  Door Assembly, Right I/O                   2
207600-159                  Door Assembly, Left I/O                    2
207600-721                  PVVBA Guide                                6
817560-606                  PWBA, T1 Interface                        48
817577-917                  MG Blower w/Fan Alarm, Base                1

                            CMF-00, CCS-01
                            --------------
822068-811                  Diag. Grading Panel                        1
822003-596A                 PVVBA, (2W) TSI HDI                        4
822002-526                  PVVBA, TSI PGH I/F                         4
207800-482                  Cable Assembly (TSI/PGH)                   4
822005-546A                 PWBA, (2W) TPP0 HDI                       20
822006-566A                 PVVBA, TPP1 (For Addition)                 2
822017-556A                 PWBA, TPP2 (For Addition)                  2

SIEMENS
STROMBERG, CARLSON

INSTALLATION SITE: LOS ANGELES, CA

PART NUMBER                 DESCRIPTION                              QTY
-----------                 -----------                              ---
                                  ITEM 01 ( Cont.)

                            PRT-00
                            ------
817576-938                  Mod Group, Circuit Breaker                2

                            Miscellaneous
                            -------------
DSX-DR19                    Cross Connect Panel                       2
DOC-ADD                     Additions Documentation                   1

SIEMENS
STROMBERG-CARLSON

INSTALLATION SITE: LOS ANGELES, CA

                                                             ITEM 01

PART NUMBER                 DESCRIPTION                              QTY
-----------                 -----------                              ---
                            Miscellaneous
                            -------------
203352-600                  OEM Equipment, Fuse Panel                  1
020785-086                  100' Red Power Cable                       1
020785-065                  100' Black Power Cable                     1

                            Documentation
                            -------------
DOC-ADD                     Additions Documentation                    1


NOTE: The ADC Cross Connect Panel and Hendry Fuse Panel must be ordered for 23' mounting.

--------------------------------------------------------------------------------
              EQUIPMENT LIST AND WARRANTY INFORMATION ON NAMS SALE
--------------------------------------------------------------------------------

CUSTOMER: ATHENA                                       PROJECT CODE: 9205

BUSINESS OFFICE ADDRESS:

BUSINESS OFFICE PHONE#: VOICE: (   )                 FAX: (   )

SITE LOCATION: Los Angeles

SITE ADDRESS: 800 W. 11th St. Ste 380, Los Angeles, CA, 10017

SITE PHONE#: VOICE: (213)622-4977 FAX: (   )           NAMS: (   )

SWITCH TECH: Wayne Carey

SYSTEM NAME:

PURCHASE DATE:     STARTUP DATE:                 WARRANTY END DATE:

PRIMARY SYSTEM EQUIPMENT:    Name:                    Password:

---------------------------------------------------------------------------------------------
Key   Make               Model             Serial #           I/O        IRQ     ADDR    STKI
---------------------------------------------------------------------------------------------
PC    ACER 9000          P/N 91AA984003    1900047309
KB    ACER PS2           6311-k            K6367171828P
MON   ACER 34T UVGA      71~4T             M3TP64711536
VC    AII  Built-In      MacH64            215CT22200                      9
HDC   Adaptec Built-In   AIC-7880P         722511             8400        11
HDC   MYLEX              DAC960PL          982139             8000        10     PCISLOT-1
HD    IBM 4gig Channel-1 74G7005           M1AG3B59925        mdac id=0          Tray-l-F/W~
HD    IBM4gig Channel-2~ DCAS-34330        B3A14326           mdacZid=0          Tray-5-F/W-
HD    IBM4gig Ch~nel-2-  DCAS-34330        B3A14421           mdac-id=l          Tray-6F/W
FD    Mitsumi    (1.44)  D359T5            3542754            3f2    6
TD    Tandberg           TDC-4222          42223862.          alad  2,           5-gig
SL1   Digi Host Ad.                        09527155                              F0000000
SL1   Digi Conc.         (1P)50000585      (S)E7702756        16-port            DB-25
X25   SWG                SGX               011311             300         15     D0000
PRN   Epson              LP-870            40Ul119747         3bc          7     /dev/lpo
NET   3COM               3C590             6GP14D256E         7000        14     PCISLOT-3-
SER   ACER               Built In                com          3f8          4
SER   ACER               Built In                com2.        3be          3
CD    NEC                CDR-222           5Z000214322        mdac      id=5
DIA   AVAS               D/21D             CG030890                        5     D2000
P/S   DELTA              DPS-350EB         Y2613001392                           352-watts

I/P   ADDRESS= 206.142.142.97
MEMORY- 64 meg
SPEED= 166 mhz

SOFTWARE:
-----------------------------------------------------------------------------------------------
 Key    Make                      License       License    License            Registration
                                  Number        Code       Data               Key
-----------------------------------------------------------------------------------------------
OS      SCO OpenServer            2DL091048     qwncovwn                      ezwzckaosk
        Enterprise Sys
-----------------------------------------------------------------------------------------------
OS      SCO Advanced              2DL090568     qonorjmn   k0;u1;mpyb07k;     hhosbhoebh
        File & Print
-----------------------------------------------------------------------------------------------
OS      SCO OpenServer            2DL083104     qbwdzhfc   g0;k;u10;msmlf48   ezwzckaosk
        User License
-----------------------------------------------------------------------------------------------

SOFTWARE:

-----------------------------------------------------------------------------------------------
Key     Make                      Serial #      Activation Key #           Version
-----------------------------------------------------------------------------------------------
NAMSI   ATC NAMS II
X25     Netcom II                 net26414      D094339ff                  4.5.4
COMM    Term                      CSU152134U3   gbldbich                   6.2
DB      Foxpro                                                             2.60
-----------------------------------------------------------------------------------------------

SECONDARY SYSTEM EQUIPMENT: Name:          Password:

-----------------------------------------------------------------------------------------------
Key   Make                      Model #               Serial #          I/O    IRQ  ADDR    STK
-----------------------------------------------------------------------------------------------
PC    ACER                      2133                  1900054811
KB    ACER                      6311-K                K6367031462P
MON   ACER                      7134T                 M3TP64712500
VC                              Built In
HDC   Adaptec                   Built In                                7400   11
IBM   2-gig                     DAC32160              11546H6125Z1M000001585        id=O
FD    Mitsumi (1.44)            D359T5                6K17MT0652        3f2     6
TD    Tandberg                  4220                  4226686
X25   SWG                       SGX                   D01307            300    15   D0000
NET   3COM                      3C590                 6GF1657997        7000   14
PRN                                                                             7  /dev/lp0
SER   ACER                      Built In                      coml      3f8     4
SER   ACER                      Built In                      com2      2f8     3

I/P ADDRESS= 206,142,142,96
MEMORY= 16 meg.....
SPEED= 133 mhz

SOFTWARE:

-----------------------------------------------------------------------------------------------
Key    Make           License         License          License                    Registration
                      Number          Code             Data                       Key
-----------------------------------------------------------------------------------------------
OS     SCO OpenServer 2DL08564        kybwynit                                    xzxzeqhghj
       Enterprise Sys
-----------------------------------------------------------------------------------------------
OS     SCO Advanced   2DL085160       gwrqfqor         k0;u1;mp8anw4              gttttqqobj
       File & Print
-----------------------------------------------------------------------------------------------
0S     SCO Openserver 2DL089298       qbwdzhkx         g0;k;u10;m14pzdk           qbhqqaakjj
       User License
-----------------------------------------------------------------------------------------------
      SOFTWARE:

-------------------------------------------------------------------------------
 Key    Make              Serial #         Activation Key #          Version
-------------------------------------------------------------------------------
NAMS   ATC NAMS II
X25    Netcom II          net26410         n901208fc                 4.5.4
COMM   Term               CSU151463U3      hehJak                    6.2

COMMUNICATIONS EQUIPMENT:

-------------------------------------------------------------------------------
 Key   Make                Model #                   Serial #
-------------------------------------------------------------------------------
DSU    DDC                 VRT-1 (Stat-Mux)          628439 (switch)
DSU    DDC                 VRT-1 (Stat-Mux)          628444 (billing office)

EASY   BRIDGE              3000                      9604AF6222 (switch)
EASY   BRIDGE              3000                      9606AF7075 (billing office)

Modem  Multitec            MT1932zDX (Primary)       4797703
Modem  Multitec            MT1932ZDX (Secondary)     4724938

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                        ITEM 01

PART NUMBER                DESCRIPTION                               QTY
-----------                -----------                               ---
                           Switching Equipment

                           Line Trunk Frame (LTF)
OCCSLTFFRM                 Line Trunk Frame                          1
814742-566                 Diagnostic Test Gen/Monitor               1
LTFDOORS                   LTF Doors, Front & Rear                   1
LINGRPCUA                  Line Group CUA (LTF)                      1
SLTFUTSCUA                 Trk/Svc Ckt CUA Grp                       1
SLTFUSCUA                  Svc Ckt CUA Grp                           4
814571-706                 Digital TMF Rcv.(2/PWBA)                 19
814572-576                 Digital Sender (TMF/SATT)                 6
814695-556                 Digital DTMF Sender                       6
814643-596                 Digital DTMF Receiver                    23
814742-576                 (FOC) Digital DTMF Receiver               4
814574-936                 2-Wire E&M Trunk PWBA                     2
814574-932                 Loop Trunk, Reverse Batt PWBA             I

                           Digital Trunk Frame (DTF)
OCCSDTFFP                  Digital Trunk Frame                       1
DTFDOORS                   DTF Doors, Front & Rear                   1
SDS1HSTCUA                 DS1 Host Ckt CUA                          6
817560-626A                T1 Interface PWBA                        48
817577-917A                Blower Assembly w/fan Alarm               1


681161CA/1:09/17/96                    1

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                        ITEM 01


PART NUMBER                DESCRIPTION                               QTY
-----------                -----------                               ---
                           Switching Equipment

                           Control & Maintenance Frame (CMF)
SCMFOCC12.1                Control & Maint Frame OCC 12.1             1
   CMFDOORS                CMF Doors, Front & Rear                    1
 822068-819                DLI Transfer                               1
 814635-086                PWBA Ring (N+I)                            1
 814721-666                Serial Line Unit PVVBA                     1
 822010-676                Disk Drive Assy                            2
 822010-656                Tape Drive                                 1
 817702-556                Traffic Measurement/Rec                    1
 817620-556                MSA PWBA                                   1
 814727-626                J2 Maintenance Processor                   1
 822010-606                Power & Alarm PWBA                   :     1
817680-606A                BMUX PWBA                                  1
822222-606A                DM-11                                      1
   TSlPWB17                TSI PWBA                                  4.
822702-536A                PXAM II - 4MB                              2
822727-696A                J-Processor (8MB)                          2
 814770-656                PXA Memory PWBA 1/Mbyte                    1
 TPPOPVVB17                TPP PWBA (Sectors 0, 1)                    1
    OCCSNCS                Sync Network Clock (Slave)                 1
 822718-596                Feature Processor (PWBA)                   2
 814095-626                Service Group Diag PWBA                    1


681161CA/1:09/17/96                     2

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                        ITEM 01

PART NUMBER                DESCRIPTION                               QTY
-----------                -----------                               ---
                           Switching Equipment

                           Control & Maintenance Frame(CMF)(CONT)
OCCTAPE                    Tape Control PWBAs                          1
814722-216A                RS232 Interface Module                      7

                           Power & Test Frame (PRT)
SPRTFOCC12.1               Power Ringing & Tst Fr OCC12.1              1
    PRTDOORS               PRT Doors, Front & Rear                     1
  817576-938               Circuit Breaker 100 Amp                     7
  814475-036               Alarm Sender PWBA                           1
  817576-912               Basic Cabinets & MTG for N+I)               1
  814629-904               Ringing Generator (20 Hz)                   1
  817576-934               200VA DC/AC Non-Redund Invtr                1
  814215-820               Cook 4 Chan Announcer (NT5M)                1
  203352-581               4 Channel Announcer                         1

                           Automatic Message Accounting

SAMAFRM                    AMA Frame                                   1
AMADOORS                   AMA Doors Rear                              1
814421-908                 Cook 1600 BPI Tape Drives (2)               2
814421-909                 Cook 1600 BPI Strapping                     2


681161CA/1:09/17/96                     3

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                        ITEM 01

PART NUMBER                DESCRIPTION                               QTY
-----------                -----------                               ---
                           Switching Equipment

                           Miscellaneous

4-24419-0290               DSX PnI-ADC DSX-DR 19 w/cord               2
       PJ716               Bantam Patch Cord                          8
       2200B               Channel Access Unit                        1
  203352-645               9600 Full Duplex Modems                    1
  202975-592               7' x 19" Relay Rack                        1
  207800-284               Installation Material                      1
  200110-119               Fuse 1 1/3 amp                            20
  200110-129               Fuse 3 amp                                10
  200110-429               Fuse 10 amp                                5
  200110-139               Fuse 5 amp                                10
      SD0000               Std System Documentation                   1
       D0001               Specifications, Paper                      2
       D0002               Site Drawings, Paper                       2
  203352-600               Hendry Filtered Fuse Panel                 1
  207630-911               Modem Eliminator OCC                       2
  207630-901               PKG Assy/Modem Eliminator                  4
                           Superstructure & Cabling                   1

                           Battery Distribution Frame

  814053-043A              7ft Battery Discharge Frame                1
  207521-733               Shield                                     1

681161CA/1:09/17/96                    4

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                        ITEM 01

PART NUMBER                DESCRIPTION                               QTY
-----------                -----------                               ---

                          Switching Equipment

                          Power Equipment
                          Customer Supplied

                          Distribution Frame Equipment

  5065-8                  Term Blocks Newton 8 x 26                   4
  5054                    Newton Bracks (1 per 2 blks)                2

                          Maintenance & Administration Equipment

202958-464                Tape Cartridge                              1
203352-608                Arrow Tape Drive Cleaning Kit               1
203352-283                Genicom 2120 Keyboard/Printer               1
7271-964                  Box, Teleprinter Paper                      1

681161CA/1:09/17/96                     5

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                        ITEM 01

PART NUMBER                DESCRIPTION                               QTY
-----------                -----------                               ---
                           Spare Circuit Packs

  200110-099               Fuse 1/2 Amp                               1
  207630-042               Power Supply Shield                        1
  555020-125               Fuse, 3AG, 3A                              1
  555366-001               Switch, SPST                               1
  814288-526               Tape Diagnostic PWBA                       1
  814291-546               Tape Motion Cont. PWBA                     1
  814298-526               Tape Buffer PWBA                           1
  814439-056               PGC-1 PWBA                                 1
  814440-076               PGC-2 PWBA                                 1
  814441-056               MUX/DEMUX PWBA                             1
814462--036A               Power Supply PWBA                          1
 814463-026A               Power Supply PWBA                          1
  814539-026               CMOS Codec Comm. PWBA                      1
  814727-626               J2 Maintenance Processor                   1
  817113-086               Power Supply PWBA                          1
 817524-066A               LTC Interconnect PWBA                      1
 817560-626A               T1 Interface PWBA                          1
  817561-526               T1 I/F Control 1 PWBA                      1
  817562-566               T1 I/F Control 2 PWBA                      1
 817564-026A               Power Supply PWBA                          1
  817581-026               DS1 Terminator PWBA                        1
 817702-556A               TMRS Processor                             1
  822010-656               Tape Drive                                 1

681161CA/1:09/17/96                     6

SIEMENS
STROMBERG-CARLSON

Installation Site: Los Angeles, CA

                                                        ITEM 01

PART NUMBER                DESCRIPTION                               QTY
-----------                -----------                               ---
                           Spare Circuit Packs (Cont.)
 822010-666                Tape Drive PVVBA                            1
 822015-536                Clock Generator (SNC) PWBA                  1
822024-036A                Power Monitor PWBA                          1
822033-596A                MCG -II PWBA                                1
822034-536A                Master Clock Dist. PVVBA                    1
822289-566A                TBI II PWBA                                 1
822723-556A                Data Link III PWBA                          1
822726-526A                HD MSA/SL PWBA                              1
822010-606A                MSDA Pwr & Alarm                            1
 822010-636                Disk Drive Assy                             1
822222-606A                DLI-II                                      1

                           Software Features

999948                     OCC Basic Features Package                  1
011219                     Trunks Automatic Routine Testing            1
011289                     Out of Svc Limit for Server Grp. Eq.        1
012970                     Glare Guard                                 1
018000                     Paginated Print-out                         1
026609                     Route Treatment Expansion                   1
053140                     Alarm Repeat Notification                   1
053150                     Alarm LSSGR Compliant                       1
053770                     Alarm Spurt Alarm During Transfer           1
056519                     Automatic Switch-Over                       1


681161CA/1:09/17/96                     7

Stromberg- Carlson

Installation Site: Los Angeles, CA

                         DESCRIPTION                                              QTY
                         -----------                                             ----
ITEM 02                  SS7 HARDWARE & SOFTWARE

822057-526               Signaling System Controller                               2
822055-536               Communication Link Controller                             2
814742-586               Continuity Test PWBA                                      3
822723-556               Data Link III                                             2
003009                   Common Channel Signaling System                           1
003019                   Service Switching Point                                   1
003069                   CCS7 Link Pair Software                                   1

ITEM 02A                 SS7 SPARES

822057-526               Signaling System Controller                               1
822055-536               Communication Link Controller                             1

ITEM 03                  "A" LINKS

003069                   CCS7 Link Pair Software                                   1

ITEM 04                  Power Equipment

2029750593               7' x 23" Relay Rack                                       1
DDV85-19                 Exide DD Battery 765 AH                                   1
203352-588               Charger/Lorain/200A RHM200D50                             2

ITEM 05
                         Upgrade to Release 14.0                                   1
ITEM 06
                         De-Install at Calgary, pack                               1


681161CA/1:09/17/96                    20

                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                         DBA ATHENA INTERNATIONAL, I.LC
                            SITE: NEW YORK, NEW YORK

                                 LEASE PAYMENTS
             ADDENDUM TO LEASE AGREEMENT DATED June 25, 1996 BETWEEN
                      TELECOMMUNICATIONS FINANCE GROUP AND
                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                         DBA ATHENA INTERNATIONAL, LLC.

EFFECTIVE DECEMBER 1,1996 (60 MONTHLY LEASE PAYMENTS)
     ORIGINAL VALUE OF EQUIPMENT                                           $451,430.34
     RATE FACTOR PER $ 1,000                                               S21,993
          ORIGINAL MONTHLY LEASE PAYMENT

EFFECTIVE MARCH 1,1997 (57 MONTHLY LEASE PAYMENTS REMAINING)
     ADDITION I                                                           $215,530.65
     RATE FACTOR PER. $ 1,000                                             $22,851
     ADDITION 1 MONTHLY LEASE PAYMENT                                     $ 4,925.09
          TOTAL MONTHLY LEASE PAYMENT                                                              $14,853.40

EFFECTIVE MAY 1,1997 (55 MONTHLY LEASE PAYMENTS REMAINING)
     ADDITION II                                                           $142,820.71
     RATE FACTOR PER $ 1,000                                               $22,984
     ADDITION II MONTHLY LEASE PAYMENT                                     $ 3,282.59
           TOTAL MONTHLY LEASE PAYMENT                                                              $18,135.99

EFFECTIVE SEPTEMBER 1,1997 (51 MONTHLY LEASE PAYMENTS REMAINING)
     ADDITION III                                                         $ 55,000.00
     RATE FACTOR PER $1,000                                               $24,391
     ADDITION III MONTHLY LEASE PAYMENT                                   $ 1,341.51
           TOTAL MONTHLY LEASE PAYMENT                                                              $19,477.50

EFFECTIVE NOVEMBER 1,1997 (49 MONTHLY LEASE PAYMENTS REMAINING)
     ADDITION IV                                                          $ 67,656.00
     RATE FACTOR PER $ 1,000                                              $25,183
     ADDITION IV MONTHLY LEASE PAYMENT                                    $ 1,703.78
            TOTAL MONTHLY LEASE PAYMENT                                                             $21,181.28
                                                                                                                 ':

                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          DBA ATHENA INTERNATIONAL, LLC
                            SITE: NEW YORK, NEW YORK

                           LEASE PAYMENTS (CONTINUED)


EFFECTIVE DECEMBER 2, 1997, THE LEASE TERM IS EXTENDED FROM 60 TO 63 MONTHS. EFFFECTIVE JANUARY 1, 1998 (50 MONTHLY LEASE PAYMENTS REMAINING)
    ADDITION V                                                     $ 23,909.20
    LEASE PAYMENTS ARE AS FOLLOWS:
    01/01/98-03/01/98                  $0
    04/01/98-02/01/2002                $21,811.99

SUMMARY OF TOTAL LEASE PAYMENTS:
         3 @ $ 9,928.31 = $ 29,784.93
         2 @ $14,853.40 = $ 29,706.80
         4 @ $18,135.99 = $ 72,543.96
         2 @ $19,477.50 = $ 38,955.00
         2 @ $21,181.28 = $ 42,362.56
         3@$ .0- =$ -0-
        47 @ $21,811.99 = $ 1,025,163.53
        63                $ 1,238,516.78
                                               ACCEPTED BY: /s/ Kevin H. Pollard
                                               DATE: March 2, 1998

                             SCHEDULE 1 OF EXHIBIT A

                    (CERTIFICATE OF DELIVERY AND ACCEPTANCE)

                              EQUIPMENT DESCRIPTION

The Items of personal property to be leased pursuant to this Lease Agreement, dated as-of June 25, 1996 between TELECOMMUNICATIONS FINANCE GROUP, as Lessor, and ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC, as Lessee, are described below and in the attached equipment list(s):

Equipment List
Number                  Description                                     Amount
--------------          -----------                                     ------
      DCO-681098        A USED RELEASE 14 DCO-CS EQUIPPED AND        $448,000.00
                        WIRED FOR 2304 PORTS PER DCO-681093,
                        ISSUE 01, DATED 05/29/96. INCLUDES TOLL-
                        FREE NUMBER EXPANSION AND 4-DIGIT CIC
                        FEATURES INCLUDING INSTALLATION.
                        ENHANCED SS-7 WITH 800 PORTABILITY.
                        INCLUDES SS-7 BACKWARD CALL INDICATION
                        AND CIRCUIT IDENTIFICATION FEATURES.

                        ADDITIONAL INSTALLATION EFFORT                   1,736.00
                        FREIGHT                                          1,694.34
    TFG-97199           ADDITION I                                     215,530.65
    TFG-97217           ADDITION II                                    142,820.71
    TFG-97266           ADDITION III                                    55,000.00
    TFG-97293           ADDITION IV                                     67,656.00
    TFG-98017           ADDITION V                                      23,909.20
                                                                      -----------
                                                           TOTAL      $956,346.90
                                                           =====      ===========

The above described equipment installed at:

60 Hudson Street, Suite M16, New York, New York 10013

                                         ACCEPTED BY: /s/ Kevin H. Pollard

                                         DATE:        March 2, 1998

                                                     Dated:    June 25, 1996
                                                     Revised:  February 6, 1997
                                                     Revised:  March 27, 1997
                                                     Revised:  July 31, 1997
                                                     Revised:  October13, 1997
                                                     Revised:  February 26, 1998

EQUIPMENT LIST # TFG-98017                            DATED: February 26, 1998


COMPANY:        ATHENA INTERNATIONAL LTD. LIABILITY CO.
                ATHENA INTERNATIONAL, LLC
ADDITION:       V
SITE LOCATION:  NEW YORK, NEW YORK

    PART NO./DESCRIPTION                  QUANTITY                      AMOUNT
    --------------------                  --------                      ------
         STN

    RESTRUCTURE CHARGES                                               $23,909.20
                                                                      ----------
                                     TOTAL                            $23,909.20
                                     =====                            ==========

EQUIPMENT LIST # TFG-97293                             DATED: October 13, 1997

COMPANY:    ATHENA INTERNATIONAL LTD, LIABILITY CO.
            ATHENA INTERNATIONAL, LLC
ADDITION:   IV
SITE LOCATION:  NEW YORK, NEW YORK

PART NO./DESCRIPTION                         OUANTITY                   AMOUNT
--------------------                         --------                   ------
   SS-C

DTF-04 1152 PORT ADDITION PER
DCO-710018, ISSUE 1, DATED 01/03/97
(S.O.#072299) AS FOLLOWS:

    MATERIAL                                  1 LOT                  $58,118.00
    INSTALLATION                                                       7,900.00
    FREIGHT                                                            1,638.00
                                                                     ----------
                                         TOTAL                       $67,656.00
                                         =====                       ==========

SIEMENS
Stromberg-Carlson

Installation Site: New York, NY

PART NUMBER           DESCRIPTION                                        QTY
-----------           -----------                                        ---
                                     ITEM 01

                       DTF-04
                       ------
817577-900             MG Basic DTF Assembly                             1
817577-901             MG, DS1 Host CUA                                  6
817577-902             MG, Basics PWBAs DS1 CUA                          6
207600-225             Frame Weldment                                    1
207800-079             Pkg Assy Front Door Mtg Hardware                  1
207800-080             Pkg Assy Rear Door Mtg Hardware                   1
207600-158             Door Assembly, Right I/0                          2
207600-159             Door Assembly, Left I/O                           2
207600-721             PWBA Guide                                        6
817560-606             PWBA, T1 Interface                               48
817577-917             MG Blower w/Fan Alarm, Base                       1

                       PRT-00

817576-938             Mod Group, Circuit Breaker                        2

                       Miscellaneous

  DSX-DR19             Cross Connect Panel                              2
  DOC-ADD              Additions Documentation                          1


710018NY/1:02/06/97                     1

EQUIPMENT LIST # TFG-97266                                 DATED: July 31, 1997

COMPANY:         ATHENA INTERNATIONAL LTD. LIABILITY CO.
                 ATHENA INTERNATIONAL, LLC
ADDITION:        III
SITE LOCATION:   NEW YORK, NEW YORK

PART NO./DESCRIPTION                           QUANTIY                   AMOUNT
--------------------                           -------                   ------
         SS- C
RELEASE 15.0 UPGRADE PER DCO-710025,
ISSUE 1, DATED 04/08/97; EXPANSION OF
ROUTE GUIDE INDEXES, FEATURE #820398
(S.O.#072809) AS FOLLOWS:

     MATERIAL                                   1 LOT                   $50,000.00
     INSTALLATION                                                         5.000.00
                                                                        ----------
                                     TOTAL                              $55,000,00
                                     =====                              ==========

EQUIPMENT LIST # TFG-97217                            DATED: March 27, i997

COMPANY:        ATHENA INTERNATIONAL LTD. LIABILITY CO.
                ATHENA INTERNATIONAL, LLC
ADDITION:       II
SITE LOCATION:  NEW YORK, NEW YORK

PART NO./DESCRIPTION                            QUANTITY                AMOUNT
--------------------                            --------                ------
         SS-C
DTF-03, 1152 PORT ADDITION PER
DCO-710001, ISSUE  2, DATED 01/03/97
(S.O.#070921) AS FOLLOWS:
    MATERIAL                                      1 LOT             $80,000.00
    INSTALLATION                                                      9,400.00
    FREIGHT                                                             980.00

INCREASED AUX TABLES #820085 PER
DCO-681151, ISSUE 01,  DATED  08/19/96
(S.O.#071524) AS FOLLOWS:
    MATERIAL                                      1 LOT              20,000.00

2 EJH PROCESSORS WITH 1 SPARE PER DCO-
7450001, ISSUE 01, DATED 10/17/96 (S.O.#071532)
AS FOLLOWS:
    MATERIAL                                      1 LOT              30,420.00
    INSTALLATION                                                      2,000.00
    FREIGHT                                                             20. 71
                                                                        ------
                                     TOTAL                         $142,820.71
                                     =====                         ===========

SIEMENS
Stromberg-Carlson


Installation Site: New York, NY

PART NUMBER          DESCRIPTION                                      QTY
-----------          -----------                                      ---
                                  ITEM 0l

                        CMF-00, CCS-03
  822068-812            Diag. Grading Panel                             1
 822003-596A            PWBA, (2W) SI HDI                               4
  822002-526            PWBA, TSI PGH I/F                               4
  207800-482            Cable Assembly (TSI/PGH)                        4
 822005-546A            PWBA, (2VV) TPPO HDI                            2
 822006-566A            PWBA, TPP1                                      2
 822017-556A            PWBA, TPP2                                      2
                        DTF-03
  817577-900            MG Basic DTF Assembly                           1
  817577-901            MG, DS1 Host CUA                                6
  817577-902            MG, Basics PWBAs DS1 CUA                        6
  207600-225            Frame Weldment                                  1
  207800-079            Pkg Assy Front Door Mtg Hardware                1
  207800-080            Pkg Assy Rear Door Mtg Hardware                 1
  207600-158            Door Assembly, Right I/0                        2
  207600-159            Door Assembly, Left I/O                         2
  207600-721            PWBA Guide                                      6
  817560-606            PWBA, T1 Interface                             48
  817577-917            MG Blower w/Fan Alarm, Base                     1


710001NY/2:01/03/97                     1

SIEMENS
Stromberg-Carlson

Installation Site: New York, NY ,
PART NUMBER              DESCRIPTION                                 QTY
-----------              -----------                                 ---
                                  ITEM 01 (Cont.)
                         PRT-00
                         ------
817576-938               Mod Group, Circuit Breaker                    2

                         Miscellaneous

DSX-DR19                 Cross Connect Panel                           2
DOC-ADD                  Additions Documentation                       1

                                  ITEM 02

4-DDV85-19               Exide Battery 765 Amp Hour                    1

NOTE: This battery is normally provided when DTF-03 is added.

                                  ITEM 03

                         LTF-O0
                         ------
814574-992               MG Service Circuit CUA                         1
814574-995               PWBA Mod Group Basic PWBA                      1
207600-720               PWBA Guide                                     1
814742-536               PVVBA, Univ. Service Circuit                   5
814742-576               PWBA, (1W) Univ. Service Circuit               3
814571-766               PWBA (1W) Receiver NACT/EVACT                  3
814695-556               PWBA (1W) DTMF Dig. Sender                     2
814572-576               PWBA (1W) Dig. Sender TMF                      2


NOTE: In order to mount this CUA in LTF-00, the Line CUA in CUA position 00 will have to be removed.


710001NY/2:01/03/97                     2

EQUIPMENT LIST # TFG-97199                              DATED: February 6, 1997

COMPANY:                  ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          ATHENA INTERNATIONAL, LLC
ADDITION:                 I
SITE LOCATION:            NEW YORK. NEW YORK

PART NO./DESCRIPTION                               QUANTITY             AMOUNT
--------------------                               --------             ------
       SS-C
1152 PORT ADDITION PER DCO-681113,
ISSUE 01, DATED 07/01/96 (S.O.#070570)
AS FOLLOWS:
    MATERIAL                                         1 LOT          $82,000.00
    INSTALLATION                                                      9,400.00
    FREIGHT                                                             608.65

    REAL TIME ANI FEATURE #823435
    (S.O.#071803)                                    1 LOT           26,667.00

             THIRD PARTY VENDOR- ACTION TELCOM

    AMS PRIMARY SYSTEM, NAMS SECONDARY SYSTEM,
    AVAS-AUTOMATED VOICE ALARMING SYSTEM, TCP/IP
    PACKAGE, NETPLAN - LERG (SEE ATTACHED EQUIPMENT
    LIST)                                            1 LOT           96,855.00
                                                                     ---------
                                      TOTAL                        $215.530.65
                                      =====                        ===========

Stromberg-Carlson

Installation Site: New York, NY

PART NUMBER                 DESCRIPTION                                QTY
-----------                 -----------                                ---
                            Switching Equipment

                            ITEM 01
                            DTF-02
                            ------
 817577-900                 DTF Frame Assembly                          1
 817577-901                 DS-1 Host CUA                               6
 817577-902                 DS-1 Basic PWBAs                            6
 817560-626                 T-1 Interface PWBA                         48
 207600-225                 DTF Frame Assembly                          1
207600-721A                 Card Guide                                  6
 207800-079                 Front Door Mounting                         1
 207800-080                 Rear Door Mounting                          1
 207600-158                 Right Door                                  2
 207600-159                 Left Door                                   2
 817577-924                 Base Mount Blower Assembly                  1

                            LTF-01

814574-900                  LTF Frame Assembly                          1
814574-901                  Supervisory Panel                           1
814574-904                  Ejector Bar                                 2
814574-903                  Terminator Assembly                         1
207600-720                  Card Guide                                  1
207600-210                  LTF Frame Package                           1
207800-014                  Terminal Block Assembly                     1


681113NY/1:07/01/96                    2

Stromberg-Carlson
Installation Site: New York, NY

PART NUMBER                 DESCRIPTION                                QTY
-----------                 -----------                                ---
                             Switching Equipment

                             ITEM 01

                             LTF-01 (Cont.)
814574-992                   Universal Service CUA                      1
814574-995                   Basic PWBAs                                I
814742-576                   Digital DTMF Receiver PWBA (FOC)           1
814571-686                   Digital TMF Receiver PWBA                  3
814572-576                   Digital TMF Sender PWBA                    3
814895-556                   Digital DTMF Sender PWBA                   3
814643-596                   Digital DTMF Receiver PWBA                17
207600-160                   Front Door Mounting                        1
207600-471                   Rear Door Mounting                         1
207600-158                   Right Door                                 2
207800-159                   Left Door                                  2

                             CMF
814095-616                   Service Group Diag, PWBA                   1
822003-596                   1024 Port TSI PWBA                         4
822002-526                   TSI/PGH Interface PWBA                     4
207800-482                   TSI/PGHGP Cable                            4
822005-546                   TPP 0 PWBA                                 2
822006-576                   TPP 1 PWBA                                 2
822017-566                   TPP 2 PWBA                                 2
822068-811                   Diag. Grading Panel CCS-02                 1


681113NY/1:07/10/96                    3

Installation Site: New York, NY

PART NUMBER                 DESCRIPTION                                QTY
-----------                 -----------                                ---
                            Switching Equipment

                            ITEM 01

                            PRT

817576-938                  Circuit Breaker                             4

                            MISCELLANOUS

4-24419-0290                DSX Panel, ADC DSX-DR 19                    2
PJ716                       8antem Patch Cord                           8
DOC.ADD                     Additions Documentation                     1



681113NY/1:07/10/96                    4

                          ACTION TELCOM EQUIPMENT LIST

        >>>>> EQUIPMENT LIST AND WARRANTY INFORMATION ON NAMS SALE <<<<<

CUSTOMER: Athena                              PROJECT CODE
BUSINESS OFFICE ADDRESS:
BUSINESS OFFICE PHONE#: VOICE: (   )                 FAX: (   )
SITE LOCATION:
SITE ADDRESS:
SITE PHONE#: VOICE: (   )            FAX:  (   )        NAMS: (   )
SWITCH TECH:
SYSTEM NAME:
PURCHASE DATE:              STARTUP DATE:        WARRANTY END DATE:
PRIMARY SYSTEM EQUIPMENT: Name:                    Password:

---------------------------------------------------------------------------------------------------
Key   Make                       Model #                 Serial #          I/O   IRQ    ADDR  STK
---------------------------------------------------------------------------------------------------
AC    ACER                       4166                    1900022075
KB    ACER                       6311-K                  K6366280752P
MON   ACER                       7134-T                  M3TP61113253
VC    PCI
HDC   Adaptec Built-in           AIC7870P                719411
HD    IBM                        DHFS                    M1A63 B94666     ID =3(4-GB)
HD    IBM                        DHFS                    EC486509         ID =0(4-GB)
HD    IBM                        DHFS                    B81929           ID =1(4-GB)
FD    Mitsumi. (1.44)            D359T5                  3170675
YD    Panasonic(1.2)             JU-475-5                00197599
TD    Tandberg                   TDC-42222               42205208                       ID=2
SL1   Digi Host Ad               (1P)77000218            095251179
SL1   Digi Conc.                 (1P)70000666            09525179
X25   SWG                        SGX                     10870            300   15      D0000
X25   SWG                        SGX-Daughter            N/A
PRN   Epson                      LP-870                  40U1133226              7      3bc-3be
NET   RACAL PCI                  Interlan T2             0207011BEAFC           14      PCI Slot 1
SER   ACER                       Built-in                Com 1/Com 2            4/3     3fS/2fS
CD    NEC                        CDR222                  5X012024212
DIA   AVAS                       D/21D                   CG209544                5      D2000
P/S   DELTA                      DPS35OEB                Y2622003618

I/P ADDRESS=
~MORY=
EED=

SOFTWARE: Primary
--------------------------------------------------------------------------------
Key     Make                   Serial #                Activation Key #
--------------------------------------------------------------------------------
        SCO UNIX Sys           2DC030716               ollnxocm
        FoxPro--V2 6           N/A
NAMS    ATC NAMS II            N/A
TERM    Century                CSU150754U3
NETCOM  II version 4.5.3a      net25828                Tc08al50e NOTES:

NOTES:

--------------------------------------------------------------------------------
         >>>>> EQUIPMENT LIST AND WARRANTY INFORMATION ON NAMS SALE <<<<<
--------------------------------------------------------------------------------
CUSTOMER: Athena

SITE LOCATION: Denver

STEM NAME:

SECONDARY SYSTEM EQUIPMENT:              Name:              Password:

------------------------------------------------------------------------------------------------
Key    Make                    Model #           Serial #                I/O    IRQ   ADDR   STK
------------------------------------------------------------------------------------------------
PC     ACER                    F520HB            1900022536
KB     ACER                    6311-K            K6366200166 P
MON    ACER                    7134T             M3TP62407942
vc                             ET4W32-5          0167237
HDC    Adaptec (On-Board)      AIC-7870P         719411
HD     IBM                     DORS-32160        11S46H6072ZIM0002T6484
FD     Mitsumi (1 44)          D359Tss           2974189
FD     Panasonic (1 2)         JU-475-5          00026718
CD     Sony                    CDU-76S           5032202
TD     Tandberg 2.SGB          TDC 4220          42205084                               id=2
X25    SWG                     SGX               10880
NET    RACAL                   Interlan PCI      T2 0207011C0368
SER    ACER (Built-in)
Power Supply                   DPS-2OOBP-8       S46150422818

I/P ADDRESS=
MEMORY=

SOFTWARE: Secondary

-------------------------------------------------------------------------------
 Key    Make                   Serial #                    Activation Key #
-------------------------------------------------------------------------------
OS      SCO UNIX sysV          2DG004883                   Ivdjvdej
NAMS    ATC NAME II            [illegible]                 [illegible]

COMMUNICATIONS EQUIPMENT:

-------------------------------------------------------------------------------
Key   Make                     Model #                   Serial #
-------------------------------------------------------------------------------
DSU   DDC                      VRT-1  (Stat-Mux)
DSU   DDC                      VRT-1  (Stat-Mux)

DSU   DDC                      VRT-1  (X.25 Link)
DSU   DDC                      VRT-1  (X.25 Link)

Modem Multitec                 MT2834ZDX (Primary)       442500.3
Modem Multitec                 MT2834ZDX (Secondary)     4425001


                         LOG: ATHENA Primary & Secondary

Unpack and set up equipment. Perform operational checks. KP Disassemble equipment as necessary to obtain and log serial numbers from individual boards and components. Gather and log software serial numbers and activation keys. Configure and install AVAS, X25 boards and reassemble equipment. Performed operational checks. JR

Secondary: Verified OS version. Performed SCRATCH and RECHECK RC modifications. Checked serial and parallel ports. Removed and reinstalled tape device. Configured printer. Made Root & Boot and tape backup. Tuned shell and relinked kernel. Installed software drivers for SGX and Dialogic boards. Loaded Where and CLS programs. Installed TERM and NAMS. KP

Also modified gettdefs and changed IRQ on Racal network card to 14 and made ALAD driver and Boot disk, EISA Configuration Utility disk.

Installation Site: New York, NY

                                                        ITEM O1

PART NUMBER           DESCRIPTION                                QTY
-----------           -----------                                ----
                      Switching Equipment

                      Line Trunk Frame (LTF)
OCCSLTFFRM            Line Trunk Frame                            1
814742-566            Diagnostic Test Gen/Monitor                 1
LTFDOORS              LTF Doors, Front & Rear                     1
LINGRPCUA             Line Group CUA (LTF)                        1
SLTFUTSCUA            Trk/Svc Ckt CUA Grp                         I
SLTFUSCUA             Svc Ckt CUA Grp                             6
814571-706            Digital TMF Rcv. (2/PWBA)                  33
814572-576            Digital Sender (TMF/SATT)                   9
814695-556            Digital DTMF Sender                         9
814643-596            Digital DTMF Receiver                      36
814742-576            (FOC) Digital DTMF Receiver                 6
814574-936            2-Wire E&M Trunk PWBA                       2
814574-932            Loop Trunk, Reverse Batt PWBA               1

                      Digital Trunk Frame (DTF)
OCCSDTFFRM            Digital Trunk Frame                         2
DTFDOORS              DTF Doors, Front & Rear                     2
SDS1HSTCUA            DS1 Host Ckt CUA                           12
817560-626A           T1 interface PWBA                          96
817577-917A           Blower Assembly w/fan Alarm                 2

Installation Site: New York, NY

                                                        ITEM O1

PART NUMBER           DESCRIPTION                                QTY
-----------           -----------                                ----
                      Switching Equipment

                      Control  & Maintenance Frame (CMF)-
   SCMFOCC            Control & Maint Frame                        1
  CMFDOORS            CMF Doors, Front & Rear                      1
822068-819            DLI Transfer                                 1
814635-086            PWBA Ring (N+1)                              1
814721-666            Serial Line Unit PWBA                        1
822010-676            Disk Drive Assy                              2
822010-656            Tape Drive                                   1
817702-556            Traffic Measurement/Rec                      1
817620-556            MSA PWBA                                     1
814727-626            J2 Maintenance Processor                     1
822010-606            Power & Alarm PWBA                           1
817680-606A           BMUX PWBA                                    1
822222-606A           DLI-II                                       1
TSIPWB17              TSI PWBA                                     8
822702-536A           PXAM II - 4MB                                2
822727-696A           J-Processor (8MB)                            2
814770-656            PXA Memory PWBA 1/Mbyte                      1
TPPOPWB17             TPP PWBA (Sectors 0)                         1
OCCSNCS               Sync Network Clock (Slave)                   1
822718-596            Feature Processor (PWBA)                     2
814095-626            Service Group Diag. PWBA                     1
OCCTAPE               Tape Control PWBAs                           1
814722-216A           RS232 Interface Module                       7

INSTALLATION SITE: NEW YORK, NY

                                                        ITEM 01

PART NUMBER           DESCRIPTION                                QTY
-----------           -----------                                ----
                      Switching Equipment
                      Power & Test Frame (PRT)
     SPRTF            Power Ringing & Tst Fr                      1
  PRTDOORS            PRT Doors, Front & Rear                     1
817576-938            Circuit Breaker 100 Amp                     9
814475-036            Alarm Sender PWBA                           1
817576-912            Basic Cabinets & MTG for N+1)               1
814629-904            Ringing Generator (20 Hz)                   1
817576-934            200VA DC/AC Non-Redund. Invtr               1
814215-820            Cook 4 Chart Announcer (NTSM)               1
203352-681            4 Channel Announcer                         I

                      Automatic Message-Accounting
SAMAFRM               AMA Frame                                   1
AMADOORS              AMA Doors Rear                              1
814421-908            Cook 1600 BPI Tape Drives (2)               2
814421-909            Cook 1600 BPI Strapping                     2


                      Miscellaneous
4-24419-0290          DSX Pnl-ADC DSX-DR 19 w/cord                4
PJ716                 Bantam Patch Cord                          16
2200B                 Channel Access Unit                         1
203352-645            9600 Full Duplex Modems                     1
202975-592            7' x 19" Relay Rack                         1
207800-284            Installation Material                       1
200110-119            Fuse I 1/3 amp                             20
200110-129            Fuse 3 amp                                 10
200110-429            Fuse 10 amp                                 5
200110-139            Fuse 5 amp                                 10

Installation Site: New York, NY

                                                        ITEM O1

PART NUMBER           DESCRIPTION                                QTY
-----------           -----------                                ----
                     Switching Equipment

                     Miscellaneous (cont.)
SD0000               Std System Documentation                      1
D0001                Specifications, Paper                         2
D0002                Site Drawings, Paper                          2
203352-600           Hendry Filtered Fuse Panel                    1
207630-911           Modem Eliminator OCC                          2
207630-901           PKG Assy/Modem Eliminator                     4
                     Superstructure & Cabling                      1

                     Battery Distribution Frame

814053-043A          7ft Battery Discharge Frame                   1
207521-733           Shield                                        1

                     Power Equipment
                     (Separate Item)

                     Distribution Frame Equipment

5065-8               Term Blocks Newton 8 x 26                     4
5054                 Newton Bracks (1 per 2 blks)                  2

                     Maintenance & Administration Equipment

202958-464           Tape Cartridge                                1
203352-608           Arrow Tape Drive Cleaning Kit                 1
203352-677           ADDS Video Terminal                           1
203352-283           Genicom 2120 Keyboard/Printer                 1
7271-964             Box, Teleprinter Paper                        I

Stromberg-Carlson                                         Date: June 12, 1996

Installation Site: New York, NY
                                                        ITEM 01

PART NUMBER           DESCRIPTION                                QTY
-----------           -----------                                ----
                        Spare Circuit Packs
200110-099              Fuse 1/2, Amp                            1
207630-042              Power Supply shield                      1
555020-125              Fuse, 3AG, 3A                            1
555366-001              Switch, SPST                             1
814288-526              Tape Diagnostic PWBA                     1
814291-546              Tape Motion Cont. PWBA                   1
814298-526              Tape Buffer PWBA                         1
814439-056              PGC-1 PWBA                               1
814440-076              PGC-2 PWBA                               1
814441-056              MUX/DEMUX PWBA                           1
814462-036A             Power Supply PWBA                        1
814463-026A             Power Supply PWBA                        1
814539-026              CMOS codec Comm. PWBA                    1
814727-626              J2 Maintenance Processor                 1
817113-086              Power Supply PWBA                        1
817524-066A             LTC Interconnect PWBA                    1
817560-626A             T1 Interface PWBA                        1
817561-526              T1 I/F Control 1 PWBA                    1
817562-566              T1 I/F Control 2 PWBA                    1
817564-026A             Power Supply PWBA                        1
817581-026              DS1 Terminator PWBA                      1
817702-556A             TMRS Processor                           1
822010-656              Tape Drive                               1
822010-666              Tape Drive PWBA                          1
822015-536              Clock Generator (SNC) PWBA               1
822024-036A             Power Monitor PWBA                       1
822033-596A             MCG - II PWBA                            1
822034-536A             Master Clock Dist. PWBA                  1
822289-566A             TBI II PWBA                              1

Installation Site: New York, NY
                                                        ITEM O1
PART NUMBER           DESCRIPTION                                QTY
-----------           -----------                                ----
                      Spare Circuit Packs (Cont.)
822723-556A           Data Link III PWBA                           1
822726-526A           HD MSA/SL PWBA                               1
822010-606A           MSDA Pwr & Alarm                             1
822010-636            Disk Drive Assy                              1
822222-606A           DLI-II                                       1

                      Software Features

999948                OCC Basic Features Package                   1
011219                Trunks Automatic Routine                     1
                      Testing

011289                Out of Svc Limit for Server                  1
                      Grp. Eq.
012970                Glare Guard                                  1
018000                Paginated Print-out                          1
026609                Route Treatment Expansion                    1
053140                Alarm Repeat Notification                    1
053150                Alarm LSSGR Compliant                        1
053770                Alarm Spurt Alarm During                     1
                      Transfer

056519                Automatic Switch-Over                        1
146339                TMRS LSSGR Format                            1
146429                TMRS Additional Matrix                       1
                      Elements

146439                TMRS Additional Cell Grouping                1
                      Registers
146449                TMRS Separations Summary                     1
                      Reporting
146459                TMRS Expanded Separations                    1
                      Reporting

Installation Site: New York, NY

                      DESCRIPTION                               QTY
                      -----------                               ---

ITEM 02               887 HARDWARE & SOFTWARE .
-------               -------------------------

822057-526            Signaling System Controller                  2
822055'-536           Communication Link Controller                2
814742-586            Continuity Test PWBA                         3
003009/               SS-7 Software                                1
003019

003069                Link Pair Software                           2
826210                SS7 Optional Backward Call                   1
                      Indication

826220                SS7 Circuit Identification                   1

                      (This Item is included in Item 01)

ITEM 02A              SS7 SPARES
--------              ----------

822057-526            Signaling System Controller                  1
822055-536            Communication Link Controller                1

                      (This Item is included in Item 01)

ITEM 03                NAMS II
-------                -------
NAMS II                Used NAMS II from ISI Site                  1

ITEM 03A               "A" LINKS
--------               ---------

003069                 "A" Links                                   1
                       (maximum additional available
                        is 11)

ITEM 04                "A" LINK CONSOLIDATION FEATURE
-------                ------------------------------
003029                 "A" Link Consolidation                      1

                                Betty Kayton
                                Highpoint International Telecommunications, Inc.

JUWUL                   FAX     650-943-54480
-----
X 4415
                        From:   Nikki Vavreck Tuttle

                        Date:   November 30, 1998

                        Pages:  4, including cover sheet.

                                Betty:

                                 Jeff Boggs requested that the attached open invoices be faxed to you. FYI all invoices up to and including the invoices due 11/01/98 have been paid in full by Athena International, LLC.

                                 Should you have any questions, please feel free to give me a call.

                                 Nikki V. Tuttle

                                                              12/15/98 Nikki WRC
                                                              LMRC Name Change

                        From the desk of...

                       Nikki Vavreck Tuttle
                                 Accountant
           Telecommunications Finance Group
                          400 Rinehart Road

                        Lake Mary, FL 32746

                          Fax: 407-942-5093

Remit to:
400 Rinehart Road                                   DATE         INVOICE NO.
Lake Mary, FL 32746                               11/10/98        18516447

      TO                                     EQUIPMENT INSTALLED AT:
      701 Poydras St,                        Suite 966
      Suite 675                              Denver, CO 80202-2928
      New Orleans,  LA  70139                County: Denver



                                    CUSTOMER #          DUE DATE            FROM              TO                  LEASE NO.
                                       66073             12/1198           11/2/98         12/01/98                185164
                                                                                                                   AMOUNT

           Please refer to attached Open Invoice Detail Report for
           TOTAL AMOUNT DUE including all past due invoices

           EQUIPMENT ON LEASE

           CURRENT PERIOD

Equipment Rental for Stromberg Carlson                                                                              37,258.01
Digital Central Office Carrier Switch

Remaining deposit of $l6,859.47 to be applied to the final installment or future additions

State Tax @ 3.00%                                                                                                    1,117.74
Local Tax @ 3.50%                                                                                                    1,304.03
Transit Tax @ 0.80%                                                                                                    298.06


Enclose duplicate Copy Of invoice with your remittance.
Direct billing inquiries to (407) 942-5781                                                            TOTAL         $39,77.84

Telecommunications Finance Group                                    INVOICE

Remit to:                                           DATE             INVOICE NO.
400 Rinehart Road
Lake Mary, FL 32746                               11/10/98             18520125



         TO                                       EQUIPMENT INSTALLED AT;
         Athena International, LLC                60 Hudson Street
         701 Poydras St.                          Suite MI6
         Suite 675                                New York, NY 10013
         New Orleans, LA 70139                    County:  New York

                                     CUSTOMER #    DUE DATE          FROM              TO            LEASE NO.
                                       66073       12/1/98          11/2/98          12/01/98          185201

                                                                                                                     AMOUNT
Please refer to attached Open Invoice Detail Report
TOTAL  AMOUNT DUE including all past due invoices

EQUIPMENT ON LEASE

CURRENT PERIOD

Equipment Rental for Siemens Stromberg - Carlton                                                                    21,811.99
Digital Central Office Carrier Switch


County Tax @ 4.00%                                                                                                     872.48
State Tax @ 4.00%                                                                                                      872.48
Transit Tax @ 0.25%                                                                                                     54.53

Enclose duplicate copy of invoice with your remittance.
Direct billing Inquiries to (407) 942-5781                                                              Total      $23,611.48

Telecommunications Finance Group                                        INVOICE

Remit to:
400 Rinehart Road                                              DATE  INVOICE NO.
Lake Mary, FL 32746                                          11/10/98 18521219


 TO                                                     EOUIPMENT INSTALLED AT:
 Athena International, LLC.                             800 West Sixth Street
 701 Poydras St.                                        Los Angeles, CA 90007
 Suite 675                                              County: Los Angeles
 New Orleans, LA 70139

       CUSTOMER #          DUE DATE                 FROM         TO                  LEASE NO.
        66073               12/1/98                11/2/98    12/01/98                185212
                                                                                      AMOUNT

Please  refer to attached  Open Invoice  Detail  Report for
TOTAL AMOUNT DUE including all past due invoices

EQUIPMENT ON LEASE

CURRENT PERIOD

Equipment Rental for SIEMENS Stromberg - Carlson                                    19,401.61
Digital Central Office Carrier Switch &
Peripheral Equipment


State Tax @ 6.25%                                                                    1,212.60
Transit Tax @ 1.00%                                                                    194.02
County Tax @ 1.00%                                                                     194.02

Enclose duplicate copy of invoice with your remittance.
Direct billing inquiries to (407) 942-5781.                                  Total $21,002.25

                                                                                           ** TOTAL PAGE.004 **

                        Telecommunications Finance Group

  400 Rinehart Road o Lake Mary, FL 32746 o (407) 942-5094 o Fax, (407 942-5093

                                                              November 30, 1998

Athena International, Ltd. Liability Co. (Athena)
701 Poydras Street
675 One Shell Square
New Orleans, LA 70139

Advantage Capital Partners II Limited Partnership,
Advantage Capital Partners III Limited Partnership,
Advantage Capital Partners IV Limited Partnership, (collectively "Advantage") 909 Poydras Street, No. 2230
New Orleans, LA 70112

Highpoint International Telecom, Inc. (Highpoint)
1890 Shoreline Blvd.
Mountain View, CA 94043-1320

Re: Equipment Leases Entered into July 25, 1994, June 25, 1996, and October 31, 1996, Between Telecommunications Finance Group and Athena International, Ltd. Liability Co. Covering Certain Siemens Information and Communication Networks, Inc. Switching Equipment and Other Peripheral Equipment as More Particularly Described in the Leases (Leases)

Dear Sir or Madam:

Based on discussions among the addressees and Siemens Information and Communication Networks, Inc., successor by way of merger to Siemens Telecom Networks, formerly known as Siemens Stromberg-Carlson, and operating under the name of Telecommunications Finance Group (TFG), TFG understands that as a result of certain Asset Purchase, Agreement dated November 13, 1998, between and among the addressees (Purchase Agreement) Athena desires to assign the Leases to Advantage who, in turn, desires to assign the Leases to Highpoint. This letter shall serve as TFG's consent to such assignment and release of each of Athena and Advantage from any and all present and future obligations under thc Leases provided the following conditions are met:

         1. Highpoint shall be the ultimate assignee and the assignments shall be effective on or before December 15, 1998.

         2. Highpoint agrees to be bound by and promptly pay, perform, assume and discharge any and all obligations of lessee under the Leases following assignment, notwithstanding any contrary or inconsistent provisions of the documents of assignment.

         3.  Highpoint  shall  indemnify  and hold TFG  harmless  and,  at TFG's election, shall defend TFG, its employees, agents, officers,' successors and assigns from any and all claims, liabilities, reasonable costs, damages, reasonable expenses and attorney's fees resulting from or attributable to Highpoint's failure to perform the obligations assumed by it under the Leases, which obligations shall constitute all obligations set forth under the Leases commencing as of the assignment of the Leases to Highpoint.

         4. Advantage and Highpoint agree that all terms and conditions of. Software License Agreement (Exhibit B to Leases) apply, and furthermore Highpoint agrees to execute promptly upon completion of the assignments a new Software License Agreement in the form attached hereto as Attachment 1 to become a new Exhibit B to the Leases.

         5. Highpoint shall cause its parent, Highpoint Telecommunications, Inc., to execute simultaneously with execution of the assignments a guaranty in the form attached hereto Attachment 2.

         6. Receipt by TFG of all payments due under the Leases up to the date of assignment.

         7.  Highpoint  will execute and deliver to TFG all necessary  documents
             (security  forms,  secretarial   certificates,   etc.)  immediately
             following the assignment.

         8. This Agreement may be executed in multiple counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. Telecopied signatures shall be deemed to have the authenticity and validity of original signatures.

By signing in the space provided below, Advantage and Highpoint acknowledge and accept the above conditions.

Telecommunications Finance Group

By: /s/ Jeffrey D. Boggs
   --------------------------------

Title: Director, Credit & Leasing
      -----------------------------

Print Name: Jeffrey D. Boggs
           ------------------------

Highpoint International Telecom, Inc.    Advantage Capital Partners II Limited
                                         Partnership

By: /s/ David Warnes                     Advantage Capital Partners III Limited
   --------------------------------      Partnership
   Its authorized representative
                                         Advantage Capital Partners IV Limited
                                         Partnership

Title:                                   By:
      -----------------------------         -----------------------------------
Print Name:  David Warnes                      Its authorized representative
           ------------------------
                                         Title:
                                               --------------------------------
                                         Print Name:
                                                    ---------------------------
             from  or  attributable  to  Highpoint's   failure  to  perform  the
             obligations  assured by it under the Lease which  obligations shall constitute all obligations set forth under the Lease  commencing as of the assignment of the to Highpoint

         4. Advantage and Highpoint agree that all terms and conditions of Software License Agreement (Exhibit B to lease) apply, and furthermore Highpoint agrees to execute promptly upon completion of all assignments, and new Software License Agreement in the form attached hereto as Attachment I to become a new Exhibit B to the Lease.

             Highpoint sha11 cause its parent, Highpoint Telecommunications, Inc., to execute simultaneously with execution of the assignments a guaranty in the form attached hereto as Attachment 2.

         6. Receipt by TFG of all payments due under the Lease up to the date of assignment

             Highpoint  will execute and deliver to TFG all necessary  documents
             (security  forms,  secretarial   certificates,   etc.)  immediately
             following the assignment.

         8. This Agreement may be executed in multiple counterparts with the same effect at if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. Telecopied signatures shall be deemed to have the authenticity and validity of original signatures.

By signing in the space provided below, Advantage and Highpoint acknowledge and accept the above conditions.

Telecommunications Finance Group

By: /s/ Jeffrey D. Boggs
   --------------------------------

Title: Director, Credit & Leasing
      -----------------------------

Print Name: Jeffrey D. Boggs
           ------------------------

Highpoint International Telecom, Inc.    Advantage Capital Partners II Limited
                                         Partnership

By:                                      Advantage Capital Partners III Limited
   --------------------------------      Partnership
   Its authorized representative
                                         Advantage Capital Partners IV Limited
                                         Partnership

Title:
      -----------------------------
Print Name:                              By: /s/ Steven T. Stull
           ------------------------         --------------------------------
                                         Title: President
                                               -----------------------------
                                         Print Name: Steven T. Stull
                                                    ------------------------

                                    GUARANTY

Guaranty made this 30 day of Nov. , 1998 by Highpoint Telecommunications, Inc., a Canadian corporation with main offices located at 999 West Hastings it #1030, Vancouver, BC V6C 2W2, herein referred to as Guarantor, to Siemens Information and Communication Networks, Inc., AKA Telecommunications Finance Group, with offices located at 400 Rinehart Road, Lake Mary, Florida 32746, herein referred to as Obligee.

                                   SECTION ONE
                              STATEMENT OF GUARANTY

As an inducement to Obligee to consent to the assignment from Athena International Ltd. Liability Co. dba Athena International, LLC to Advantage and ultimately to Highpoint International Telecom, Inc. (formerly Highpoint Capital, Inc.) of a certain leases dated July 25, 1994 and June 25, 1996 and October 31, 1996 (the "Leases") between Athena International Ltd. Liability Co. dba Athena International, LLC and Obligee, the undersigned Guarantor irrevocably and unconditionally guarantees payment when due, whether by acceleration or otherwise, of the lease payments, and in all schedules or leases assigned or hereafter entered into with Obligee and all the obligations and liabilities due under such leases, together with all interest thereon and all attorneys' fees, costs and expenses, in enforcing any such obligations and liabilities. The right of recovery against Guarantor under this Guaranty is unlimited.

                                   SECTION TWO
                     ACKNOWLEDGEMENT OF ASSIGNMENT OF LEASE

The undersigned Guarantor acknowledges assignment of the leases and consents to such assignment, as well as any future assignments, and specifically agrees that this Guaranty is and shall be an open and continuing Guaranty and all obligations and liabilities to which it applies or may apply shall be conclusively presumed to have been created in reliance hereon and shall continue in full force and effect, notwithstanding an)' (a) change in rentals or other obligations under the lease, (b) renewals, modifications, additions or extensions thereto or extensions of time to perform any of the obligations thereunder.

The undersigned Guarantor specifically waives notice of any such changes, renewals, modifications, additions, extensions or of any default by the Lessee.

The undersigned Guarantor further agrees and consents to any assignment of this Guaranty, in which event it shall ensure to the benefit of any such assignee with the same force and effect as though the assignee was specifically named herein, and waives any notice of any such assignment.

                                  SECTION THREE
                              EFFECT OF INVALIDITY

No invalidity, irregularity or unenforceability of all or part of the obligations and liabilities hereby guaranteed or of any security therefore shall affect, impair or be a defense to this Guaranty. This Guaranty is a primary obligation of the undersigned Guarantor.

                                  SECTION FOUR
                                  GOVERNING LAW

This instrument shall be deemed to have been made in the County of Seminole, State of Florida, and shall be interpreted in accordance with the laws of the State of Florida.

As part of the consideration for the assignment of the lease, the undersigned Guarantor agrees that any and all actions or proceedings arising directly or indirectly from this Guaranty shall be litigated in courts having a situs within the State of Florida.

The undersigned Guarantor consents to the jurisdiction of any local, state, or federal court located within the State of Florida, and waives personal service of any and all process, and consents that all such service of process may be made by certified or registered mail, return receipt requested, directed to the undersigned at the address first stated above.

                                  SECTION FIVE
                                 BINDING EFFECT

This Guaranty shall bind the respective heirs, executors, administrators, successors, and assigns of the undersigned Guarantor.

In witness whereof, Guarantor has executed this Guaranty at the day and year first above written.

                                              HIGHPOINT TELECOMMUNICATIONS, INC.

                                              By: /s/ Robin Brown
                                                 ------------------------------

                                                         Robin Brown V.P.
                                                 -------------------------------
                                                          (Name and Title)

                                               Date Signed:      12/04/98
                                                           --------------------

                             SECRETARY'S CERTIFICATE

     I, David Warnes, do hereby certify that I am the Secretary of HIGHPOINT INTERNATIONAL TELECOM, INC. (FORMERLY HIGHPOINT CAPITAL, INC.), a corporation duly organized and existing under the laws of the State of Nevada ("Corporation"); that I am the keeper of the seal of the corporation and corporate records, including, without limitation, the Charter, By-Laws and the minutes of the meeting of the Board of Directors of the Corporation; that the following is an accurate and compared transcript of the resolutions contained in the minute book of the Corporation, which resolutions were duly adopted and ratified at a meeting of the Board of Directors of the Corporation duly convened and held in accordance with the By-Laws and Charter of the Corporation on the -- day of ,19---, at which time a quorum was present and acted throughout; and that said resolutions have not in any way been modified, repealed or rescinded, but are in full force and effect:

                  "RESOLVED, that any officer of the Corporation be and is hereby authorized and empowered in the name and on behalf of this
         Corporation to enter into one or more lease agreements with Telecommunications Finance Group ("hereinafter called "LESSOR") concerning personal property leased to the Corporation; from time to time to modify, supplement or amend any such agreements; and to do and perform all other acts and things deemed by such officer to be necessary, convenient or proper to carry out any of the foregoing; and be it

                  FURTHER RESOLVED, that all that any officer shall have done or may do in the premises is hereby ratified and approved; and be it

                  FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until written notice of their amendment or recission shall have been received by LESSOR and that receipt of such notice shall not effect any action taken or loans or advances made by LESSOR prior thereto and LESSOR is authorized to rely upon said resolutions until receipt by it of written notice of any change; and be it

                  FURTHER RESOLVED, that the Secretary be and is hereby authorized and directed to certify to LESSOR that the foregoing resolutions and provisions thereof are in conformity with the Charter and By-Laws of this Corporation."

     I do further certify that the Lease Agreement entered into by the Corporation and LESSOR concerning the following items of personal property:

Siemens Information and Communication Networks, Inc. Designated Product plus Peripheral Equipment is one of the agreements referred to in said resolutions and was duly executed pursuant thereto and there are no restrictions imposed by the Charter or By-Laws of the Corporation restricting the power or authority of the Board of Directors of the Corporation to adopt the foregoing resolutions or upon the Corporation or its officers to act in accordance therewith.

     I do further certify that the following are names and specimen signatures of officers of the Corporation empowered and authorized by the above resolutions, each of which has been duly elected to hold and currently holds the office of the Corporation set opposite his name:

    NAME                          OFFICE                          SIGNATURE
    ----                          ------                          ---------

IN WITNESS WHEREOF I have hereunto set my hand and affixed the seal of the Corporation this 30 day of Nov 1998.

(SEAL)                       -----------------------------------------------
                             Secretary of HIGHPOINT INTERNATIONAL,TELECOM, INC. (FORMERLY HIGHPOINT CAPITAL, INC.)

                                                                                                                  Matthew Dickstein
                 This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code            DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
File No. Orig.               1A. Date at Filing of Orig.    1B. Date of                  1C. Place of Filing Orig.
Financing Statement 1A.      Financing Statement            Orig. Financing Statement    Financing Statement STATE OF CALIFORNIA
05060505                               2/10/97                      11/6/96
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR (Last Name First)                                                                    2A. Social Security No., Federal Tax No.
     INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC                                     72-1280590
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address                                                          2C. City, State                             2D.Zip Code
l POYDRAS ST.,    675 ONE SHELL             SQUARE                      NEW ORLEANS,        LA                              70139
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL DEBTOR (If Any) (Last Name First)                                                       3A, Social Security No., Federal
Tax No.
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address                                                         3C. City, State                              3D. Zip Code
SECURED PARTY         TELECOMMUNICATIONS FINANCE GROUP                                                  4A Social Security No.,
                                                                                                        Federal Tax No.
      NAME                                                                                              or Bank Transit and A.B.A.
                                                                                                        No.
      MAILING ADDRESS 400 RINEHART ROAD                                                                     52-2122392
      CITY LAKE MARY                               STATE FL                       ZIPCODE 32746
------------------------------------------------------------------------------------------------------------------------------------
ASSIGNEE OF SECURED PARTY (If Any)                                                                      5A Social Security No.,
                                                                                                        Federal Tax No.
      NAME                                                                                              or Bank Transit and A.B.A.
                                                                                                        No.
      MAILING ADDRESS

      CITY                                   STATE                     ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
A   [ ]  CONTINUATION-The  original  Financing  Statement  between the foregoing Debtor and  Secured Party bearing the file  number
         and date shown above is continued. If collateral is crops or timber, check here   [ ]   and Insert description of real
         property on  which growing or to be grown in item 7 below,
------------------------------------------------------------------------------------------------------------------------------------
B   [ ]  RELEASE-From the collateral described  In  the  Financing  Statement bearing the file  number  shown  above,  the  Secured
         Party releases  the collateral described in item 7 below.
------------------------------------------------------------------------------------------------------------------------------------
C   [ ]  ASSIGNMENT-The  Secured Party certifies that the Secured Party has assigned to the Assignee above named,  all the Secured C
         Party's  rights under the  Financing  Statement  bearing the file number shown above In the  collateraldescribed  in Item 7 below.
------------------------------------------------------------------------------------------------------------------------------------
D   [ ]  TERMINATION-The  Secured Party  certifies that the  Secured Party no longer claims a security interest under the Financing
         Statement bearing the file number shown above.
------------------------------------------------------------------------------------------------------------------------------------
E   [X]  AMENDMENT-The  Financing  Statement bearing the file number shown above is amended as set forth in item 7 below. (Signature of Debtor required on all amendments.)
------------------------------------------------------------------------------------------------------------------------------------
F   [ ]  OTHER
------------------------------------------------------------------------------------------------------------------------------------
NEW DEBTOR IS AS FOLLOWS:
      HIGHPOINT INTERNATIONAL TELECOM, INC. - FEIN: 91-1917016
      1890 SHORELINE BLVD.
      MOUNTAIN VIEW, CA 94043-1320

THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.
(SITE: LOS ANGELES, CA)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            9. This Space for Use of Filing Officer
                            (Date)    Nov 30                1998                                        (Date, Time, Filing Office)
                                  --------------------        --
       HIGHPOINT INTERNATIONAL TELECOM, INC.

 By
    ----------------------------------------------------------------------------
             SIGNATURE (S) OF DEBTOR(S)                         (TITLE)
 TELECOMMUNICATIONS FINANCE GROUP

 By:
    ---------------------------------------------------------------------------
             SIGNATURE (S) OF SECURED PARTY (IES)               (TITLE)
--------------------------------------------------------------------------------
1O.                            Return Copy to
             TELECOMMUNICATIONS FINANCE GROUP
             400 RINEHART RD.
             LAKE MARY, FL 32746
             ATTN: J. KEYS (A-5)
                                                                    UNIFORM COMMERCIAL CODE-FORM UCC-2
                                                                             Printed  by UCC
                                                                         Control-Libra Soft, Inc.
(1) FILING OFFICER COPY  Approved by the Secretary of State  229 Johnson St., Suite C, Santa Fe, NM 87501

                                                                                                                  Matthew Dickstein
                 This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code            DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
File No. Orig.               1A. Date at Filing of Orig.    1B. Date of                  1C. Place of Filing Orig.
Financing Statement 1A.      Financing Statement            Orig. Financing Statement    Financing Statement  LOS ANGELES COUNTY
7-360980                               3/11/97                      11/6/96
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR (Last Name First)                                                                    2A. Social Security No., Federal Tax No.
     A INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC                                     72-1280590
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address                                                          2C. City, State                             2D.Zip Code
l POYDRAS ST.,    675 ONE SHELL             SQUARE                      NEW ORLEANS,        LA                              70139
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL DEBTOR (If Any) (Last Name First)                                                       3A, Social Security No., Federal
Tax No.
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address                                                         3C. City, State                              3D. Zip Code
SECURED PARTY         TELECOMMUNICATIONS FINANCE GROUP                                                  4A Social Security No.,
                                                                                                        Federal Tax No.
      NAME                                                                                              or Bank Transit and A.B.A.
                                                                                                        No.
      MAILING ADDRESS 400 RINEHART ROAD                                                                     52-2122392
      CITY LAKE MARY                               STATE FL                       ZIPCODE 32746
------------------------------------------------------------------------------------------------------------------------------------
ASSIGNEE OF SECURED PARTY (If Any)                                                                      5A Social Security No.,
                                                                                                        Federal Tax No.
      NAME                                                                                              or Bank Transit and A.B.A.
                                                                                                        No.
      MAILING ADDRESS

      CITY                                   STATE                     ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
A   [ ]  CONTINUATION-The  original  Financing  Statement  between the foregoing Debtor and  Secured Party bearing the file  number
         and date shown above is continued. If collateral is crops or timber, check here   [ ]   and Insert description of real
         property on  which growing or to be grown in item 7 below,
------------------------------------------------------------------------------------------------------------------------------------
B   [ ]  RELEASE-From the collateral described  In  the  Financing  Statement bearing the file  number  shown  above,  the  Secured
         Party releases  the collateral described in item 7 below.
------------------------------------------------------------------------------------------------------------------------------------
C   [ ]  ASSIGNMENT-The  Secured Party certifies that the Secured Party has assigned to the Assignee above named,  all the Secured C
         Party's  rights under the  Financing  Statement  bearing the file number shown above In the  collateraldescribed  in Item 7 below.
------------------------------------------------------------------------------------------------------------------------------------
D   [ ]  TERMINATION-The  Secured Party  certifies that the  Secured Party no longer claims a security interest under the Financing
         Statement bearing the file number shown above.
------------------------------------------------------------------------------------------------------------------------------------
E   [X]  AMENDMENT-The  Financing  Statement bearing the file number shown above is amended as set forth in item 7 below. (Signature of Debtor required on all amendments.)
------------------------------------------------------------------------------------------------------------------------------------
F   [ ]  OTHER
------------------------------------------------------------------------------------------------------------------------------------
NEW DEBTOR IS AS FOLLOWS:
      HIGHPOINT INTERNATIONAL TELECOM, INC. - FEIN: 91-1917016
      1890 SHORELINE BLVD.
      MOUNTAIN VIEW, CA 94043-1320

THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.
(SITE: LOS ANGELES, CA)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            9. This Space for Use of Filing Officer
                            (Date)    Nov 30                1998                                        (Date, Time, Filing Office)
                                  --------------------        --
       HIGHPOINT INTERNATIONAL TELECOM, INC.

 By
    ----------------------------------------------------------------------------
             SIGNATURE (S) OF DEBTOR(S)                         (TITLE)
 TELECOMMUNICATIONS FINANCE GROUP

 By:
    ---------------------------------------------------------------------------
             SIGNATURE (S) OF SECURED PARTY (IES)               (TITLE)
--------------------------------------------------------------------------------
1O.                          Return Copy to
             TELECOMMUNICATIONS FINANCE GROUP
             400 RINEHART RD.
             LAKE MARY, FL 32746
             ATTN: J. KEYS (A-5)
                                                                    UNIFORM COMMERCIAL CODE-FORM UCC-2
                                                                             Printed  by UCC
                                                                         Control-Libra Soft, Inc.
(1) FILING OFFICER COPY  Approved by the Secretary of State  229 Johnson St., Suite C, Santa Fe, NM 87501

                This STATEMENT is presented for filing pursuant to Chapter 9 of the Louisiana Commercial Laws DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
File No. of Orig.            1A. Date at Filing of Orig.    1B. Date of                  1C. Place of Filing Orig.
Financing Statement          Financing Statement            Orig. Financing Statement    Financing Statement
7-360980                               3/11/97                      11/6/96               Los Angeles County
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR (LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                                              2A. SS# OR EMPLOYER I.D. NO.

ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC                                     72-1280590
------------------------------------------------------------------------------------------------------------------------------------
2B.Mailing Address                                                          2C. City, State                             2D.Zip Code
701 POYDRAS ST., 675 ONE SHELL SQUARE                                       NEW ORLEANS, LA                                  70139
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL DEBTOR (IF ANY)(LAST NAME FIRST)                                                      3A. SS# OR EMPLOYER I.D. NO

------------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                                                         3C. City, State                             3D.Zip Code

------------------------------------------------------------------------------------------------------------------------------------
SECURED PARTY         TELECOMMUNICATIONS FINANCE GROUP                                              4A. SS# OR EMPLOYER I.D. NO.
                                                                                                            52-2122392
NAME
MAILING ADDRESS     400 RINEHART ROAD
CITY          LAKE MARY                                STATE     FL                                      ZIP CODE  32746
------------------------------------------------------------------------------------------------------------------------------------
ASSIGNEE OF SECURED PARTY (IF ANY)                                                                   5A. SS# OR EMPLOYER I.D. NO.
NAME
MAILING ADDRESS
CITY                                                   STATE                                             ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------ORIGINAL FINANCING STATEMENT--------------------------------------------------------
6A. FILE NO. OF ORIGINAL FINANCING STATEMENT  6B, PRE-CHAPTER 9 ENTRY NO.  6C. PARISH IN WHICH FILED   6D. DATE OF ORIGINAL FILING
36-114237                                                                  PARISH OF ORLEANS, LA                 1/22/97
------------------------------------------------------------------------------------------------------------------------------------
7. TYPE OF ACTION (Check only one)
     A   [ ]  CONTINUATION-  The original  Financing  Statement  between the Debtor and Secured  Party bearing the file number shown above is still effective.
     B   [ ]  RELEASE- The Secured Party releases the collateral  described in Item No. 8 below from the Financing Statement bearing the number shown above.
     C   [ ]  PARTIAL  ASSIGNMENT-  Some or the secured party's rights under the Financing  Statement  bearing the file number shown above have been assigned to the assignee above Named. A description of the collateral subject to the assignment is set forth in Item No. 8 below.
     D   [ ]  ASSIGNMENT-  The Secured  Party has  assigned to the  Assignee  above named all the Secured  Party's  rights under the
              Financing Statement bearing the file number shown above.
     E   [ ]  TERMINATION-  The Secured Party no longer claims a security  interest under the Financing  Statement  bearing the file number shown above.
     F   [X]  AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in Item No. 8 below.
     G   [ ]  OTHER
                   ----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8. DESCRIPTION (Required for Release, Assignment, Amendment and Reinscription of Pre-Chapter 9 Filings)
NEW DEBTOR IS AS FOLLOWS:
     HIGHPOINT INTERNATIONAL TELECOM, INC. FEIN: 91-1917016
     1890 SHORELINE BLVD.
     MOUNTAIN VIEW, CA 94043-1320

THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.

(SITE: LOS ANGELES, CA)

------------------------------------------------------------------------------------------------------------------------------------
9. SIGNATURE (S) OF DEBTOR (S) IF REQUIRED                                              12. THIS SPACE FOR USE OF FILING OFFICER
   HIGHPOINT INTERNATIONAL TELECOM, INC.                                                   (DATE, TIME, ENTRY # AND FILING OFFICER)

-------------------------------------------------------------------------------
                           PARTY (IES) (if applicable)
   TELECOMMUNICATIONS FINANCE GROUP

--------------------------------------------------------------------------------
11. Return copy to:

NAME TELECOMMUNICATIONS FINANCE GROUP

ADDRESS    400 RINEHART RD.
           LAKE MARY, FL 32746
ZIP CODE CITY, STATE ATTN: J. KEYS (A-5)                                       ----------------------------------------------------
-------------------------------------------------------------------------------
                                                                                        13. Number of additional sheets presented 0
                                                                               ----------------------------------------------------
LOUISIANA APPROVED FORM UCC-3 SECRETARY OF STATE W. FOX McKEITHEN (REV. 1/92)

         (1) FILING OFFICER COPY

  This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.     3 Maturity date (if any):
                                                                                                                DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and address (es)  2. Secured Party (ies) and address (es)  For Filing Officer (Date, Time,
                                                                                          Number, and Filing
ATHENA INTERNATIONAL LTD.                       TELECOMMUNICATIONS FINANCE                       Office)
LIABILITY CO.                                   GROUP
701 POYDRAS ST., 675 ONE SHELL                  400 RINEHART ROAD
NEW ORLEANS, LA 70139                           LAKE MARY, FL 32746
FEIN: 72-1280590                                FEIN: 52-2122392
---------------------------------------------------------------------------------------
4. This statement refers to original Financing Statement bearing File No.  942086285

   Filed with Secretary of State, CO Date Filed     11/21/94
------------------------------------------------------------------------------------------------------------------------------------
5. [ ] Continuation.     The original financing statement between the foregoing Debtor and Secured Party,  bearing file number shown above, is still effective.
6. [ ] Termination.      Secured party no longer claims a security interest under the financing  statement bearing file number shown above.
7. [ ] Assignment.       The secured  party's  right under the financing  statement  bearing file number shown above to the properly described in Item 10 have been assigned to the Assignee whose name and address appears in Item 10.
8. [X] Amendment         Financing Statement bearing file number shown above is amended as set forth in item 10.
9. [ ] Partial Release   Secured Party releases the collateral described in Item 10 from the financing statement bearing file number shown above.
------------------------------------------------------------------------------------------------------------------------------------
10. NEW DEBTOR IS AS FOLLOWS:
        HIGHPOINT INTERNATIONAL TELECOM, INC.                           - FEIN: 91-1917016
        1890 SHORELINE BLVD.
        MOUNTAIN VIEW, CA 94043-1320

     THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.
     (SITE: DENVER, CO)
                                                                                 No. of additional Sheets presented: 0
------------------------------------------------------------------------------------------------------------------------------------
HIGHPOINT INTERNATIONAL TELECOM, INC.                                                TELECOMMUNICATIONS FINANCE GROUP

-----------------------------------------------------------------------              -----------------------------------------------
By:                                                                                  By:
   --------------------------------------------------------------------              -----------------------------------------------
   Signature(s) Of Debtor(s) (necessary only if item 8 is applicable).                  Signature(s) of Secured Party (ies)

                                                  STANDARD FORM-FORM UCC-3


                This STATEMENT is presented for filing pursuant to Chapter 9 of the Louisiana Commercial Laws DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
1A. DEBTOR (LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                                              1B. SS# OR EMPLOYER I.D. NO.

ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC                                     72-1280590
------------------------------------------------------------------------------------------------------------------------------------
701 POYDRAS ST., 675 ONE SHELL SQUARE                                            NEW ORLEANS, LA 70139
------------------------------------------------------------------------------------------------------------------------------------
2A. ADDITIONAL DEBTOR (IF ANY)(LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                              2B. SS# OR EMPLOYER I.D. NO.

------------------------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
3A. ADDITIONAL DEBTOR DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                         3B. SS# OR EMPLOYER I.D. NO.

------------------------------------------------------------------------------------------------------------------------------------
3C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
4A. SECURED PARTY                             SECURED PARTY INFORMATION                                4B. SS# OR EMPLOYER I.D. NO.

TELECOMMUNICATIONS FINANCE GROUP                                                                      52-2122392
------------------------------------------------------------------------------------------------------------------------------------
4C. MAILING ADDRESS

400 RINEHART ROAD                                                                LAKE MARY, FL 32746
------------------------------------------------------------------------------------------------------------------------------------
5A. ASSIGNEE OF SECURED PARTY (IF ANY)                                                                5B. SS# OR EMPLOYER I.D. NO.

------------------------------------------------------------------------------------------------------------------------------------
5C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------ORIGINAL FINANCING STATEMENT--------------------------------------------------------
-----------------------------------------------                            --------------------------------------------------------
6A. FILE NO. OF ORIGINAL FINANCING STATEMENT  6B., PRE-CHAPTER 9 ENTRY NO.  6C. PARISH IN WHICH FILED   6D. DATE OF ORIGINAL FILING
36-108564                                                                  PARISH OF ORLEANS, LA                 7/15/96
------------------------------------------------------------------------------------------------------------------------------------
7. TYPE OF ACTION (Check only one)
     A   [ ]  CONTINUATION-  The original  Financing  Statement  between the Debtor and Secured  Party bearing the file number shown above is still effective.

     B   [ ]  RELEASE- The Secured Party releases the collateral  described in Item No. 8 below from the Financing Statement bearing the number shown above.

     C   [ ]  PARTIAL  ASSIGNMENT-  Some of the secured party's rights under the Financing  Statement  bearing the file number shown above have been assigned to the assignee above named. A description of the collateral subject to the assignment is set forth in Item No. 8 below.

     D   [ ]  ASSIGNMENT-  The Secured  Party has  assigned to the  Assignee  above named all the Secured  Party's  rights under the
              Financing Statement bearing the file number shown above.

     E   [ ]  TERMINATION-  The Secured Party no longer claims a security  interest under the Financing  Statement  bearing the file number shown above.

     F   [X]  AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in Item No. 8 below.
     G   [ ]  OTHER
                   ----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8. DESCRIPTION (Required for Release, Assignment, Amendment and Reinscription of Pre-Chapter 9 Filings)
NEW DEBTOR IS AS FOLLOWS:
     HIGHPOINT INTERNATIONAL TELECOM, INC.
     1890 SHORELINE BLVD.
     MOUNTAIN VIEW, CA 94043-1320

     FEIN: 91-1917016

THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.

(SITE: NEW YORK, NY)


------------------------------------------------------------------------------------------------------------------------------------
9. SIGNATURE(S) OF DEBTOR(S) IF REQUIRED                                                12. THIS SPACE FOR USE OF FILING OFFICER
   HIGHPOINT INTERNATIONAL TELECOM, INC.                                                   (DATE, TIME, ENTRY # AND FILING OFFICER)

   illegible
-------------------------------------------------------------------------------
                           PARTY(IES) (if applicable)

10. SIGNATURE(S) OF SECURED

   TELECOMMUNICATIONS FINANCE GROUP

--------------------------------------------------------------------------------
11. Return copy to:

NAME       TELECOMMUNICATIONS FINANCE GROUP

ADDRESS    400 RINEHART RD.
           LAKE MARY, FL 32746
CITY, STATE ZIP CODE  ATTN: J. KEYS (A-5)                                       ----------------------------------------------------
-------------------------------------------------------------------------------
                                                                                        13. Number of additional sheets presented 0
                                                                               ----------------------------------------------------
LOUISIANA APPROVED FORM UCC-3 SECRETARY OF STATE W. FOX McKEITHEN (REV. 1/92)

         (1) FILING OFFICER COPY

  This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.     3 Maturity date (if any):
                                                                                                                DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and address (es)  2. Secured Party (ies) and address (es)  For Filing Officer (Date, Time,
                                                                                          Number, and Filing
ATHENA INTERNATIONAL LTD.                       TELECOMMUNICATIONS FINANCE                       Office)
LIABILITY CO. DBA ATHENA                        GROUP
INTERNATIONAL, LLC                              400 RINEHART ROAD
701 POYDRAS ST., 675 ONE SHELL                  LAKE MARY, FL 32746
NEW ORLEANS, LA 70139                           FEIN: 52-2122392
FEIN: 72-1280590
---------------------------------------------------------------------------------------
4. This statement refers to original Financing Statement bearing File No.  96PN32501

   Filed with NEW YORK COUNTY, NY  Date Filed     7/26/96
------------------------------------------------------------------------------------------------------------------------------------
5. [ ] Continuation.     The original financing statement between the foregoing Debtor and Secured Party,  bearing file number shown above, is still effective.
6. [ ] Termination.      Secured party no longer claims a security interest under the financing  statement bearing file number shown above.
7. [ ] Assignment.       The secured  party's  right under the financing  statement  bearing file number shown above to the properly described in Item 10 have been assigned to the Assignee whose name and address appears in Item 10.
8. [X] Amendment         Financing Statement bearing file number shown above is amended as set forth in item 10.
9. [ ] Partial Release   Secured Party releases the collateral described in Item 10 from the financing statement bearing file number shown above.
------------------------------------------------------------------------------------------------------------------------------------
10. NEW DEBTOR IS AS FOLLOWS:
        HIGHPOINT INTERNATIONAL TELECOM, INC.                           - FEIN: 91-1917016
        1890 SHORELINE BLVD.
        MOUNTAIN VIEW, CA 94043-1320

     THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.
     (SITE: NEW YORK, NY)
                                                                                 No. of additional Sheets presented: 0
------------------------------------------------------------------------------------------------------------------------------------
HIGHPOINT INTERNATIONAL TELECOM, INC.                                                TELECOMMUNICATIONS FINANCE GROUP

-----------------------------------------------------------------------              -----------------------------------------------
By:                                                                                  By:
   --------------------------------------------------------------------              -----------------------------------------------
   Signature(s) Of Debtor(s) (necessary only if item 8 is applicable).                  Signature(s) of Secured Party (ies)

                                                  STANDARD FORM-FORM UCC-3

                This STATEMENT is presented for filing pursuant to Chapter 9 of the Louisiana Commercial Laws DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
1A. DEBTOR (LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                                              1B. SS# OR EMPLOYER I.D. NO.

ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC                                     72-1280590
------------------------------------------------------------------------------------------------------------------------------------
701 POYDRAS ST., 675 ONE SHELL SQUARE                                            NEW ORLEANS, LA 70139
------------------------------------------------------------------------------------------------------------------------------------
2A. ADDITIONAL DEBTOR (IF ANY)(LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                             2B. SS# OR EMPLOYER I.D. NO.

------------------------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
3A. ADDITIONAL DEBTOR DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                         3B. SS# OR EMPLOYER I.D. NO.

------------------------------------------------------------------------------------------------------------------------------------
3C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
4A. SECURED PARTY                             SECURED PARTY INFORMATION                                4B. SS# OR EMPLOYER I.D. NO.

TELECOMMUNICATIONS FINANCE GROUP                                                                      52-2122392
------------------------------------------------------------------------------------------------------------------------------------
4C. MAILING ADDRESS

400 RINEHART ROAD                                                                LAKE MARY, FL 32746
------------------------------------------------------------------------------------------------------------------------------------
5A. ASSIGNEE OF SECURED PARTY (IF ANY)                                                                5B. SS# OR EMPLOYER I.D. NO.

------------------------------------------------------------------------------------------------------------------------------------
5C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------ORIGINAL FINANCING STATEMENT--------------------------------------------------------
-----------------------------------------------                            --------------------------------------------------------
6A. FILE NO. OF ORIGINAL FINANCING STATEMENT  6B. PRE-CHAPTER 9 ENTRY NO.  6C. PARISH IN WHICH FILED   6D. DATE OF ORIGINAL FILING
36-108564                                                                  PARISH OF ORLEANS, LA                 7/15/96
------------------------------------------------------------------------------------------------------------------------------------
7. TYPE OF ACTION (Check only one)
     A   [ ]  CONTINUATION-  The original  Financing  Statement  between the Debtor and Secured  Party bearing the file number shown above is still effective.

     B   [ ]  RELEASE- The Secured Party releases the collateral  described in Item No. 8 below from the Financing Statement bearing the number shown above.

     C   [ ]  PARTIAL  ASSIGNMENT-  Some of the secured party's rights under the Financing  Statement  bearing the file number shown above have been assigned to the assignee above Named. A description of the collateral subject to the assignment is set forth in Item No. 8 below.

     D   [ ]  ASSIGNMENT-  The Secured  Party has  assigned to the  Assignee  above named all the Secured  Party's  rights under the
              Financing Statement bearing the file number shown above.

     E   [ ]  TERMINATION-  The Secured Party no longer claims a security  interest under the Financing  Statement  bearing the file number shown above.

     F   [X]  AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in Item No. 8 below.
     G   [ ]  OTHER
                   ----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8. DESCRIPTION (Required for Release, Assignment, Amendment and Reinscription of Pre-Chapter 9 Filings)
NEW DEBTOR IS AS FOLLOWS:
     HIGHPOINT INTERNATIONAL TELECOM, INC.
     1890 SHORELINE BLVD.
     MOUNTAIN VIEW, CA 94043-1320

     FEIN: 91-1917016

THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.

(SITE: NEW YORK, NY)


------------------------------------------------------------------------------------------------------------------------------------
9. SIGNATURE(S) OF DEBTOR(S) IF REQUIRED                                               12. THIS SPACE FOR USE OF FILING OFFICER
   HIGHPOINT INTERNATIONAL TELECOM, INC.                                                   (DATE, TIME, ENTRY # AND FILING OFFICER)

  illegible
-------------------------------------------------------------------------------
SIGNATURE(S) OF SECURED PARTY (IES) (if applicable)
   TELECOMMUNICATIONS FINANCE GROUP

--------------------------------------------------------------------------------
11. Return copy to:

NAME          TELECOMMUNICATIONS FINANCE GROUP

ADDRESS       400 RINEHART RD.
CITY, STATE   LAKE MARY, FL 32746
ZIP CODE      ATTN: J. KEYS (A-5)                                               ----------------------------------------------------
-------------------------------------------------------------------------------
                                                                                        13. Number of additional sheets presented 0
                                                                                ----------------------------------------------------
LOUISIANA APPROVED FORM UCC-3 SECRETARY OF STATE W. FOX McKEITHEN (REV. 1/92)

         (1) FILING OFFICER COPY

                This STATEMENT is presented for filing pursuant to Chapter 9 of the Louisiana Commercial Laws DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
1A. DEBTOR {LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                                              1B. SS# OR EMPLOYER I.D. NO.

ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC                                     72-1280590
------------------------------------------------------------------------------------------------------------------------------------
701 POYDRAS ST., 675 ONE SHELL SQUARE                                            NEW ORLEANS, LA 70139
------------------------------------------------------------------------------------------------------------------------------------
A. ADDITIONAL DEBTOR (IF ANY)(LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                              2B. SS# OR EMPLOYER I.D. NO

------------------------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
3A. ADDITIONAL DEBTOR DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                         3B. SS# OR EMPLOYER I.D. NO

------------------------------------------------------------------------------------------------------------------------------------
3C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
4A. SECURED PARTY                             SECURED PARTY INFORMATION                                4B SS# OR EMPLOYER I.D. NO.

TELECOMMUNICATIONS FINANCE GROUP                                                                      52-2122392
------------------------------------------------------------------------------------------------------------------------------------
4C. MAILING ADDRESS

400 RINEHART ROAD                                                                LAKE MARY, FL 32746
------------------------------------------------------------------------------------------------------------------------------------
5A. ASSIGNEE OF SECURED PARTY (IF ANY)                                                                58. SS# OR EMPLOYER I.D. NO.

------------------------------------------------------------------------------------------------------------------------------------
5C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------ORIGINAL FINANCING STATEMENT--------------------------------------------------------
-----------------------------------------------                            --------------------------------------------------------
6A. FILE NO. OF ORIGINAL FINANCING STATEMENT  6B, PRE-CHAPTER 9 ENTRY NO.  6C. PARISH IN WHICH FILED   6D. DATE OF ORIGINAL FILING
36-114237                                                                  PARISH OF ORLEANS, LA                 1/22/97
------------------------------------------------------------------------------------------------------------------------------------
7. TYPE OF ACTION (Check only one)
     A   [ ]  CONTINUATION-  The original  Financing  Statement  between the Debtor and Secured  Party bearing the file number shown above is still effective.

     B   [ ]  RELEASE- The Secured Party releases the collateral  described in Item No. 8 below from the Financing Statement bearing the number shown above.

     C   [ ]  PARTIAL  ASSIGNMENT-  Some or the secured party's rights under the Financing  Statement  bearing the file number shown above have been assigned to the assignee above Named. A description of the collateral subject to the assignment is set forth in Item No. 8 below.

     D   [ ]  ASSIGNMENT-  The Secured  Party has  assigned to the  Assignee  above named all the Secured  Party's  rights under the
              Financing Statement bearing the file number shown above.

     E   [ ]  TERMINATION-  The Secured Party no longer claims a security  interest under the Financing  Statement  bearing the file number shown above.

     F   [X]  AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in Item No. 8 below.
     G   [ ]  OTHER
                   ----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8. DESCRIPTION (Required for Release, Assignment, Amendment and Reinscription of Pre-Chapter 9 Filings)
NEW DEBTOR IS AS FOLLOWS:
     HIGHPOINT INTERNATIONAL TELECOM, INC.
     1890 SHORELINE BLVD.
     MOUNTAIN VIEW, CA 94043-1320

     FEIN: 91-1917016

THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.

(SITE: LOS ANGELES, CA)


------------------------------------------------------------------------------------------------------------------------------------
9. SIGNATURE (S) OF DEBTOR (S) IF REQUIRED                                              12. THIS SPACE FOR USE OF FILING OFFICER
   HIGHPOINT INTERNATIONAL TELECOM, INC.                                                   (DATE, TIME, ENTRY # AND FILING OFFICER)


-------------------------------------------------------------------------------
                           PARTY (IES) (if applicable)
   TELECOMMUNICATIONS FINANCE GROUP

--------------------------------------------------------------------------------
11. Return copy to:

NAME TELECOMMUNICATIONS FINANCE GROUP

ADDRESS    400 RINEHART RD.
           LAKE MARY, FL 32746
ZIP CODE CITY, STATE ATTN: J. KEYS (A-5)                                        ----------------------------------------------------
-------------------------------------------------------------------------------
                                                                                        13. Number of additional sheets presented 0
                                                                                ----------------------------------------------------
LOUISIANA APPROVED FORM UCC-3 SECRETARY OF STATE W. FOX McKEITHEN (REV. 1/92)

         (1) FILING OFFICER COPY

                This STATEMENT is presented for filing pursuant to Chapter 9 of the Louisiana Commercial Laws DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
1A. DEBTOR {LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                                              1B. SS# OR EMPLOYER I.D. NO.

ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC                                     72-1280590
------------------------------------------------------------------------------------------------------------------------------------
701 POYDRAS ST., 675 ONE SHELL SQUARE                                            NEW ORLEANS, LA 70139
------------------------------------------------------------------------------------------------------------------------------------
A. ADDITIONAL DEBTOR (IF ANY)(LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                              2B. SS# OR EMPLOYER I.D. NO

------------------------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
3A. ADDITIONAL DEBTOR DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                         3B. SS# OR EMPLOYER I.D. NO

------------------------------------------------------------------------------------------------------------------------------------
3C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
4A. SECURED PARTY                             SECURED PARTY INFORMATION                                4B SS# OR EMPLOYER I.D. NO.

TELECOMMUNICATIONS FINANCE GROUP                                                                      52-2122392
------------------------------------------------------------------------------------------------------------------------------------
4C. MAILING ADDRESS

400 RINEHART ROAD                                                                LAKE MARY, FL 32746
------------------------------------------------------------------------------------------------------------------------------------
5A. ASSIGNEE OF SECURED PARTY (IF ANY)                                                                58. SS# OR EMPLOYER I.D. NO.

------------------------------------------------------------------------------------------------------------------------------------
5C. MAILING ADDRESS

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------ORIGINAL FINANCING STATEMENT--------------------------------------------------------
-----------------------------------------------                            --------------------------------------------------------
6A. FILE NO. OF ORIGINAL FINANCING STATEMENT  6B, PRE-CHAPTER 9 ENTRY NO.  6C. PARISH IN WHICH FILED   6D. DATE OF ORIGINAL FILING
36-114237                                                                  PARISH OF ORLEANS, LA                 1/22/97
------------------------------------------------------------------------------------------------------------------------------------
7. TYPE OF ACTION (Check only one)
     A   [ ]  CONTINUATION-  The original  Financing  Statement  between the Debtor and Secured  Party bearing the file number shown above is still effective.

     B   [ ]  RELEASE- The Secured Party releases the collateral  described in Item No. 8 below from the Financing Statement bearing the number shown above.

     C   [ ]  PARTIAL  ASSIGNMENT-  Some or the secured party's rights under the Financing  Statement  bearing the file number shown above have been assigned to the assignee above Named. A description of the collateral subject to the assignment is set forth in Item No. 8 below.

     D   [ ]  ASSIGNMENT-  The Secured  Party has  assigned to the  Assignee  above named all the Secured  Party's  rights under the
              Financing Statement bearing the file number shown above.

     E   [ ]  TERMINATION-  The Secured Party no longer claims a security  interest under the Financing  Statement  bearing the file number shown above.

     F   [X]  AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in Item No. 8 below.
     G   [ ]  OTHER
                   ----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8. DESCRIPTION (Required for Release, Assignment, Amendment and Reinscription of Pre-Chapter 9 Filings)
NEW DEBTOR IS AS FOLLOWS:
     HIGHPOINT INTERNATIONAL TELECOM, INC.
     1890 SHORELINE BLVD.
     MOUNTAIN VIEW, CA 94043-1320

     FEIN: 91-1917016

THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.

(SITE: LOS ANGELES, CA)


------------------------------------------------------------------------------------------------------------------------------------
9. SIGNATURE (S) OF DEBTOR (S) IF REQUIRED                                              12. THIS SPACE FOR USE OF FILING OFFICER
   HIGHPOINT INTERNATIONAL TELECOM, INC.                                                   (DATE, TIME, ENTRY # AND FILING OFFICER)


-------------------------------------------------------------------------------
                           PARTY (IES) (if applicable)
   TELECOMMUNICATIONS FINANCE GROUP

--------------------------------------------------------------------------------
11. Return copy to:

NAME TELECOMMUNICATIONS FINANCE GROUP

ADDRESS    400 RINEHART RD.
           LAKE MARY, FL 32746
ZIP CODE CITY, STATE ATTN: J. KEYS (A-5)                                       ----------------------------------------------------
-------------------------------------------------------------------------------
                                                                                        13. Number of additional sheets presented 0
                                                                               ----------------------------------------------------
LOUISIANA APPROVED FORM UCC-3 SECRETARY OF STATE W. FOX McKEITHEN (REV. 1/92)

         (1) FILING OFFICER COPY

                                 LEASE AGREEMENT

     This LEASE AGREEMENT, is effective on October 31, 1996 between TELECOMMUNICATIONS FINANCE GROUP (hereinafter "Lessor"), and ATHENA INTERNATIONAL LTD. LIABILITY CO. dba ATHENA INTERNATIONAL, LLC, a Louisiana LLC corporation with its principal office located at 701 Poydras St., 675 One Shell Square, New Orleans, LA 70139, (hereinafter "Lessee"). Louisiana LLC

           1.     Lease

                  Lessor, subject to the conditions set forth in Section 25 hereof, agrees to lease to Lessee and Lessee agrees to lease from Lessor hereunder, those items of personal property (the "equipment") which are described on Schedule I of Exhibit A hereto and amendments to Schedule 1. Lessee agrees to execute and deliver to Lessor a certificate of delivery and acceptance in substantively the form of Exhibit A hereto (a "Delivery Certificate") immediately after Turnover of the equipment, and such execution shall constitute Lessee's irrevocable acceptance of such items of equipment for all purposes of this Lease. The Delivery Certificate shall constitute a part of this Lease to the same extent as if the provisions thereof were set forth herein.

           2.     Definitions

                  "Amortization Deductions" as defined in Section 11 (b) (1) hereof.

                  "Appraisal Procedure" shall mean the following procedure for determining the Fair Market Sale Value of any item of equipment. If either Lessor or Lessee shall request by notice (the "Appraisal Request") to the other that such value be determined by the Appraisal Procedure, (i) Lessor and Lessee shall, within 15 days after the Appraisal Request, appoint an Independent appraiser mutually satisfactory to them, or (ii) if the parties are unable to agree on a mutually acceptable appraiser within such time, Lessor and Lessee each appoint one independent appraiser (provided that if either party hereto fails to notify the other party hereto of the identity of the independent appraiser chosen by it within 30 days after the Appraisal Request, the determination of such value shall be made by the independent appraiser chosen by such other party), and (iii) if such appraisers cannot agree on such value within 20 days after their appointment and if one appraisal is not within 5% of the other appraisal, Lessor and Lessee shall choose a third independent appraiser mutually satisfactory to them (or, if they fall to agree upon a third appraiser within 25 days after the appointment of the two appraisers, such third independent appraiser shall within 20 days thereafter be appointed by the American Arbitration Association). such value shall be determined by such third independent appraiser within 20 days after his appointment, after consultation with the other two Independent appraisers. If the first two appraisals are within 5% of each other, then the average of the two appraisals shall be the Fair Market Sale Value. The fees and expenses of all appraisers shall be paid by Lessee.

                  "Business Day" shall mean a day other than a Saturday, Sunday or legal holiday under the laws of the State of Florida.

                  "Code" shall mean the Internal Revenue Code of 1954, as amended, or any comparable successor law.

                  "Commencement Date" as defined in Section 3 hereof.

                  "Default" shall mean any event or condition which after the giving of notice or lapse of time or both would become an Event of Default.

                  "Delivery   Certificate"  as  defined  in  Section  1  hereof.
                  "Equipment" as defined in Section 1 hereof.

                  "Event of Default" as defined in Section 18 hereof.

                  "Event of Loss" shall mean, with respect to any item of equipment, the actual or constructive total loss of such item of equipment or the use thereof, due to theft, destruction, damage beyond repair or rendition thereof permanently unfit for normal use from any reason, whatsoever, or the condemnation, confiscation or seizure of, or requisition of title to or use of, such item of equipment.

                  "Fair Market Sale Value" shall, at any time with respect to any item of equipment, be equal to the sale value of such item of equipment which would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer-user (other than a lessee currently in possession or a used equipment or scrap dealer). For purposes of Section 7(b) hereof, Fair Market Sale Value shall be determined by (i) an independent appraiser (at Lessee's expense) selected by Lessor or (ii) by the Appraisal Procedure if the Appraisal Request is made at least 90 days (but not more than 360 days) prior to the termination or expiration of the Lease Term, as the case may be, which determination shall be made (a) without deduction for any costs or expenses of dismantling or removal; and (b) on the assumption that such item of equipment is free and dear of all Liens and is in the condition and repair in which it is required to be returned pursuant to Section 7 (a) hereof. For purposes of Section 19(c) hereof, Fair Market Sale Value shall be determined (at Lessee's expense) by an independent appraiser selected by Lessor, on an "as-is where-is" basis, without regard to the provisions of clauses
                  (a) and (b) above; provided that if Lessor shall have sold any item of equipment pursuant to Section 19(b) hereof prior to giving the notice referred to in Section 19(c) hereof, Fair Market Sale Value of such item of equipment shall be the net proceeds of such sale after deduction of all costs and expenses incurred by Lessor in connection therewith: provided further, that if for any reason Lessor is not able to obtain possession of any item of equipment pursuant to Section 19(a) hereof, the Fair Market Sale Value of such item of equipment shall be zero.

                  "Imposition" as defined in Section 11 (a) hereof.

               TFGLN001                                                4-

               (e) Financial Condition of the Lessee.

              The financial statements and any other financial information of Lessee heretofore furnished to Lessor are complete and correct and fairly present the financial condition of Lessee and the results of its operations for the respective periods covered thereby, there are no known contingent liabilities or liabilities for taxes of Lessee which are not reflected in said financial statements and since the date thereof, there has been no material adverse change in such financial condition or operations.

               (f) No Litigation.
              There is no action, suit, investigation or proceeding by or before any court, arbitrator, administrative agency or other governmental authority pending or threatened against or affecting Lessee (A) which involves the transactions contemplated by this Lease or the equipment; or
     (B) which, if adversely determined, could have a material adverse effect on the financial condition, business or operations of Lessee.

               (g) United States Source Income.

              No items of equipment shall be used in a way that results in the creation of an item of income to Lessor, the source of which for Federal Income Tax purposes is without the United States.

     9.       Liens.

              Lessee will not directly or indirectly create, incur, assume, suffer, or permit to exist any Lien on or with respect to the equipment.

     10.      Insurance.

              Lessee shall maintain at all times on the equipment, at its expense, property damage, direct damage and liability insurance in such amounts, against such risks in such form and with such insurers as shall be reasonably satisfactory to Lessor and any other Owner provided, that the amount of direct damage insurance shall not on any date be less than the greater of the full replacement value or the Stipulated Loss Value of the equipment as of such date. Each insurance policy will, among other things, name Lessor and any other Owner as an additional insured or as loss payee (as the case may be) as their interests may appear, require that the insurer give Lessor and any such Owner at least thirty (30) days prior written notice of any alteration in or cancellation of the terms of such policy, and require that the interest of Lessor and any such Owner continue to be insured regardless of any breach of or violation by Lessee of any warranties, declarations or conditions contained in such policy. Lessee shall furnish to Lessor and such Owner a certificate or other evidence satisfactory to Lessor that such insurance coverage is in effect provided, however, that Lessor and such Owner shall be under no duty to ascertain the existence or adequacy of such insurance.

      11.     Taxes.

              (a) General Tax Provisions.

          Lessee shall timely pay, and shall indemnify and hold Lessor harmless from and against, all fees, taxes (whether sales, use, excise, personal property or other taxes). Imposts, duties, withholdings, assessments and other governmental charges of whatever kind or character. however designated (together with any penalties, fines or interest thereon), all of the foregoing being herein collectively called "Impositions", which are at any time levied or imposed under this lease against Lessor, Lessee, this Lease, the equipment or any part thereof by any Federal, State, or Local Government or taxing authority in the United States or by any foreign government or any subdivision or taxing authority thereof upon, with respect to, as a result of or measured by (i) the equipment (or any part thereof), or this Lease or the interests of the Lessor therein; or (ii) the purchase, ownership, delivery, leasing, possession, maintenance, use, operation, return, sale or other disposition of the equipment or any Part thereof; or (iii) the rentals, receipts or earnings payable under this Lease or otherwise arising from the equipment or any part thereof; excluding, however. taxes based on or measured by the net income of Lessor that are imposed by (1) the United States of America, or (2) the State of Florida or any political subdivision of the State of Florida, or (3) any other State of the United States of America or any political subdivision of any such State in which Lessor is subject to impositions as the result (whether solely or in part) of business or transactions unrelated to this Lease. In case any report or return is required to be filed with respect to any obligation of Lessee under this Section or arising out of this Section, Lessee will notify Lessor of such requirement and make such report or return in such manner as shall be satisfactory to Lessor, provided, that the payment of any use taxes shall be made in such manner as specified by Lessor in writing to Lessee; or (iv) The provisions of this Section shall survive the expiration or earlier termination of this Lease.

               (b) Special Tax Provisions.

                      (1) The Owner of the items of equipment, shall be entitled to take into account in computing its Federal Income tax liability, Current Tax Rate and such deductions, credits, and other benefits as are provided by the Code to an owner of property, including, without limitation:

                      (A) Recovery  deductions  ("Recovery   Deductions")  under
     Section 168 (a) of the Code for each item of equipment in an amount determined, commencing with the 1997 taxable year, by multiplying the Owner's Cost of such item of equipment by the percentages applicable under
     Section 168 (b) of the Code with respect to "(5)-year property" within the meaning of Section 168 (c) (2) of the Code;

                      (B) Amortization of expenses ("Amortization Deductions") paid or to be paid by Owner in connection with this Lease at a rate no less rapid than straight line over the Lease Term.

           TFGLN001                                                     INITIAL

                  (ii) For the purposes of this Subsection 11 (b) only, the term "owner" shall include the "common parent" and all other corporations included in the affiliated group, within the meaning of Section 1504 of the Code (or any other successor section thereto), of which Owner is or becomes a member.

12.     Compliance with Laws: Operation and Maintenance,

        (a) Lessee will use the equipment in a careful and proper manner, will comply with and conform to all governmental laws, rules and regulations relating thereto, and will cause the equipment to be operated in accordance with the manufacturer's or supplier's instructions or manuals.

        (b) Lessee will, at its own expense, keep and maintain the equipment in good repair, condition and working order and furnish all parts, replacements, mechanisms, devices and servicing required therefore so that the value, condition and operating efficiency therefore will at all times be maintained and preserved, reasonable wear and tear excepted. Lessee will, at its own expense, perform all required acts necessary to maintain any manufacturer's warranties and guarantees respecting the equipment. All such repairs, parts, mechanisms, devices and replacements immediately, without further act, become the property of Lessor and part of the equipment.

        (c) Lessee will not make or authorize any improvement, change, addition or alteration to the equipment (1) If such improvement, change, addition or alteration will impair the originally intended function or use of the equipment or impair the value of the equipment as it existed immediately prior to such improvement, change, addition or alteration; or (ii) if any parts installed in or attached to or otherwise becoming a part of the equipment as a result of any such improvement, change, addition or alteration shall not be readily removable without damage to the equipment. Any part which is added to the equipment without violating the provisions of the immediately preceding sentence and which is not a replacement or substitution for any property which was a part of the equipment, shall remain the property of Lessee and may be removed by Lessee at any time prior to the expiration or earlier termination of the Lease Term. All such parts shall be and remain free and clear of any Liens. Any such part which is not so removed prior to the expiration or earlier termination of the Lease Term shall, without further act, become the property of Lessor.

13.     Inspection.

           Upon reasonable notice, Lessor or its authorized representatives may at any reasonable time or times inspect the equipment when it deems it necessary to protect its interest therein.

14.     Identification.

        Lessee shall, at its expense, attach to each item of equipment a notice satisfactory to Lessor disclosing Owner's ownership of such item of equipment.

15.     Personal Property.

        Lessee represents that the equipment shall be and at all times remain separately identifiable personal property. Lessee shall, at its expense, take such action (including the obtaining and recording of waivers) as may be necessary to prevent any third party from acquiring any right to or interest in the equipment by virtue of the equipment being deemed to be real property or a part of real property or a part of other personal property, and it at any time any person shall claim any such right or interest, Lessee shall, at its expense, cause such claim to be waived in wiring or otherwise eliminated to Lessor's satisfaction within 30 days after such claim shall have first become known to Lessee.

16.     Loss or Damage.

        (a) All risk of loss, theft, damage or destruction to the equipment or any part thereof, however incurred or occasioned, shall be borne by Lessee and, unless such occurrence constitutes an Event of Loss pursuant to paragraph (b) of this Section, Lessee shall promptly give Lessor written notice hereof and shall promptly cause the affected part or parts of the equipment to be replaced or restored to the condition and repair required to be maintained by Section 12 hereof.

        (b) If an Event of Loss with respect to any item of equipment shall occur, Lessee shall promptly give Lessor written notice thereof, and Lessee shall pay to Lessor as soon as it receives insurance proceeds with respect to said Event of Loss but in any event no later than 90 days after the occurrence of said Event of Loss an amount equal to the sum of (i) the Stipulated Loss Value of such item of equipment computed as of the , Rent Payment Date with respect to such item of equipment on or immediately preceding the date of the occurrence of such Event of Loss; and (ii) all rent and other amounts due and owing hereunder for such item of equipment on or prior to the Loss Payment Date. Upon payment of such amount to Lessor, the lease of such item of equipment hereunder shall terminate, and Lessor will transfer within forty days to Lessee, Lessor's right, title, if any, and interest in and to such item of equipment, on an "as-is, where-is" basis, without recourse and without representation or warranty, express or implied, other than a representation and warranty that such item of equipment is free and clear of any Lessor's Liens.

        (c) Any payments received at any time by Lessor or Lessee from any insurer with respect to loss or damage to the equipment shall be applied as follows: (1) If such payments are received with respect to o n Event of Loss they shall be paid to Lessor, but to the extent received by Lessor, they shall reduce as the ease may be, Levee's obligation to pay the amounts due to Lessor under Section 16 Co) hereof with respect to such Event of Loss; or (ii) if such payments are received with respect to any loss of or damage to the equipment other than an Event of Loss, such payments shall, unless a Default or Event of Default shall have occurred and be continuing, be paid over to Lessee to reimburse Lease for Its payment of the costs and expenses incurred by Lessee in replacing or restoring pursuant to Section 16 (a) hereof the Part or parts of the equipment which suffered such loss or damage.

TFGLNO01                     .6-                                           i~4~


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17.     General Indemnity

        Lessee assumes liability for and shall indemnify, protect save and keep harmless Lessor. the partners comprising Lessor, its and their directors, officers employees, agents, servants, successors and assigns (an "indemnity") from and against any and all liabilities, obligation, losses, damages, penalties, claims, actions, suits, costs and expenses, including reasonable legal expenses, of whatsoever kind and nature, imposed on, incurred by or asserted against any indemnity. In any way relating to or arising out of this Lease or the enforcement hereof, or the manufacture, purchase, acceptance, rejection, rejection, ownership, possession, use, selection, delivery, lease, operation, condition, sale, return or other disposition of the equipment or any part thereof (including. without limitation, latent or other defects, whether or not discoverable by Lessee or any other person, any claim in tort whether or not for strict liability and any claim for Patent, trademark, copyright or other intellectual property infringement); provided, however, that Lessee shall not be required to indemnify any indemnity for loss or liability resulting from acts or events which occur after the equipment has been returned to Lessor in accordance with the Lease, or for loss or liability resulting solely from the willful misconduct or gross negligence of such indemnity. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

18.     Events or Default.

        The following events shall each constitute an event of default (herein called "Event of Default") under this Lease:

         (i) Lessee shall fail to execute and deliver to Lessor (or Lessor's agent) the "Delivery Certificate" within twenty, four (24) hours of Turnover of the equipment to Lessee.

        (ii) Lessee shall fail to commence lease payments on the first day of the month following the Commencement Date, or such other initiation of lease payments specified in Section 5 of this Lease.

        (iii) Lessee shall fail to make any payment of rent or other amount owing hereunder or otherwise after notice has been given that payment is past due; or

        (iv) Lessee shall fail to maintain the insurance required by Section 10 hereof or to perform or observe any of the covenants contained in Sections 21 or 22 hereof; or

        (v) Lessee shall fall to perform or observe any other covenant, condition or agreement to be performed or observed by it with respect to this Lease or any other agreement between Lessor and Lessee and such failure shall continue un-remedied for 30 days after the earlier of (a) the date on which Lessee obtains, or should have obtained knowledge of such failure; or (b) the date on which notice thereof shall be given by Lessor to Lessee; or

        (vi) Any representation or warranty made by Lessee herein or in any document, certificate or financial or other statement now or hereafter furnished Lessor in connection with this Lease shall prove at any time to have been untrue, incomplete or misleading in any material respect as of the time when made; or

        (vii) The entry of a decree or order for relief by a court having jurisdiction in respect of Lessee, adjudging Lessee a bankrupt or insolvent, or approving as properly filed a Petition seeking a reorganization, arrangement, adjustment or composition of or in respect of Lessee in an involuntary proceeding or case under the Federal bankruptcy laws. as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of Lessee or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order un-stayed and in effect for a Period of 30 days; or

        (viii) The institution by Lessee of proceedings to be adjudicated a bankruptcy or insolvent, or the consent by it to the institution of bankruptcy or insolvent, proceedings against it. or the commencement by Lessee of a voluntary pr6ceedlng or case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law. or the consent by it to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian,, trustee or sequestrator (or similar official) of Lessee or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors or the admission by it of its inability to pay its debts generally as they become due or its willingness to be adjudicated a bankrupt or the failure of Lessee generally to pay its debts as they become due or the taking of corporate action by Lessee in furtherance of any of the foregoing.

19.     Remedies

        If and Event of Default specified in Subsection 18(vii) or (viii) above shall occur, then, and in any such event, Lessor shall not be obligated to purchase or lease any of the equipment and this Lease shall, without any declaration or other action by Lessor, be in default. If an Event of Default, other than an Event of Default specified in Subsection 18(vii) or (viii) above, shall occur, Lessor may, at its option, declare this Lease to be in Default. At any time after this Lease is in default under the first sentence of this Section 19, Lessor has declared this Lease to be in default under the second sentence of this Section 19, Lessor and/or its representative may do any one or more of the following with respect to all of the equipment or any part thereof as Lessor in its sole discretion shall elect, to t he extent permitted by applicable law then in effect:

        (a) demand that Lessee, and Lessee shall at its expense upon such demand, return the equipment promptly to Lessor at such place in the continental United States of America as Lessor shall specify, or Lessor and/or its agents, at its option, may with or without entry upon the premises where the equipment is located and disable equipment, or make the equipment inoperable permanently or temporarily in Lessor's sole discretion, and/or take immediate possession of the equipment and remove the same by summary proceedings or otherwise, all without

TFGLN001                          -7-
liability for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or for disabling or otherwise:

        (b) sell the equipment at public or private sale, with or without notice, advertisement or publication, as Lessor may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle the equipment as Lessor in its sole discretion may determine, all free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for nay proceeds with respect thereto:

        (c) by written notice to Lessee specifying a payment date which shall be not earlier than 20 days after the date of such notice, demand that Lessee pay to Lessor, and Lessee pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, all accrued and unpaid rent for the equipment due on all Rent Payment Dates up to and including the payment date specified in such notice plus an amount (together with interest on such amount at the Late Charge Rate, from the payment date specified in such notice to the date of actual payment) equal to the excess, if any, of the Stipulated Loss Value of the equipment as of the payment date specified in such notice over the Fair Market Sale Value of the equipment as of such date;

        (d) Lessor may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease. Lessor is entitled to recover any amount that fully compensates the Lessor for any damage to or loss of the Lessor's residual interest in the equipment caused by the Lessee's default.

        In the event any present value discounting is applied, the discount rate used shall be the Federal Reserve Board Discount Rate.

        In addition, Lessee shall be liable for any and all unpaid rent and other amounts due hereunder before or during the exercise of any of the foregoing remedies and for all reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all reasonable costs and expenses incurred in connection with the placing of the equipment in the condition required by Section 12 hereof.

        No remedy referred to in this Section 19 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other remedies. No express or implied waiver by Lessor of an Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell or lease or otherwise use the equipment in mitigation of Lessor's damages or losses or which may otherwise limit or modify any of Lessor's rights or remedies under this Lease.

20.     Lessor's Right to Perform

        If Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of Its other agreements contained herein, Lessor may itself make such payment or perform or comply with such agreement, and the amount of such Payment and the amount of the reasonable expenses of Lessor incurred in connection with such Payment or the Performance of or compliance with such agreement, as the case may be, together with interest thereon at the Late Charge Rate, shall be deemed to be additional rent, payable by Lessee within 30 days of notice.

21.      LOCATION; ASSIGNMENT OR SUBLEASE; TITLE TRANSFER

        (a) LESSEE WILL NOT REMOVE THE EQUIPMENT FROM THE LOCATION  SPECIFIED IN
SCHEDULE I OF EXHIBIT A WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, SUCH CONSENT NOT TO BE UNREASONABLY WITHHELD, EXCEPT REMOVAL OUTSIDE THE CONTINENTAL U.S. IS NOT PERMITTED, THE EQUIPMENT SHALL AT ALL TIMES BE IN THE SOLE POSSESSION AND CONTROL OF LESSEE AND LESSEE WILL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, ASSIGN THIS LEASE OR ANY INTEREST HEREIN OR SUBLEASE OR OTHERWISE TRANSFER, ITS INTEREST IN ANY OF THE EQUIPMENT, AND ANY ATEMPTED ASSIGNMENT, SUBLEASE OR OTHER TRANSFER BY LESSEE IN VIOLATION OF THESE-PROVISIONS SHALL BE VOID.

        (b) LESSOR AND LESSEE ACKNOWLEDGE THAT LESSOR (i) MAY TRANSFER ITS INTEREST IN THE EQUIPMENT TO AN OWNER OTHER THAN LESSOR. LESSOR MAY CONTEMPORANEOUSLY THEREWITH LEASE THE EQUIPMENT BACK FROM SUCH OWNER, AND (ii) MAY ASSIGN THIS LEASE LESSEE HEREBY CONSENTS TO EACH OF THE ABOVE-DESCRIBED TRANSACTIONS. FURTHER LESSEE DOES HEREBY ACKNOWLEDGE (i) THAT ANY SUCH TRANSFER AND/OR ASSIGNMENT BY LESSOR DOES NOT MATERIALLY CHANGE LESSEE'S DUTIES AND
OBLIGATIONS HEREUNDER, (ii) THAT SUCH TRANSFER AND/OR ASSIGNMENT DOES NOT MATERIALLY INCREASE THE BURDENS OR RIGHTS IMPOSED ON THE LESSEE, AND (iii) THAT THE ASSIGNMENT IS PERMITTED EVEN IF THE ASSIGNMENT COULD BE DEEMED TO MATERIALLY AFFECT THE INTEREST OF THE LESSEE.

22.    Status Changes in Lessee

        will not without thirty (30) days prior written notice to Lessor, (a) enter into any transaction of merger or consolidation unless it is the surviving corporation or after giving effect to such merger or consolidation its net worth equals or exceeds that which existed prior to such merger or consolidation; or
(b) change the form of organization of its business: or (c) change its name or its chief place of business. Lessee must obtain Lessor's prior written concurrence before Lessee may undertake any actions to (a) liquidate, dissolve or any such similar action of the Lessee's organization, or (b) sell, transfer or otherwise dispose of all or any substantial part of Lessee's assets.

TFGLN00                            -8-

23.      Further Assurances; Financial Information.

        (a) Lessee will, at its expense, promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time reasonably request in order to establish and protect the rights, interests and remedies created or intended to be created in favor of Lessor hereunder, including, without limitation, the execution and filing of Uniform Commercial Code financing statements covering the equipment and proceeds therefrom in the jurisdictions in which the equipment is located from time to time. To the extent permitted by applicable law, Lessee hereby authorizes Lessor to file any such financing statements without the signature of Lessee.

        (b) Lessee will qualify to do business and remain qualified in good standing, in each Jurisdiction in which the equipment is from time to time located.

        (c) Lessee will furnish to Lessor as soon as available, but in any event not later than 90 days after the end of each fiscal year of Lessee, a consolidated balance sheet of Lessee as at the end of such fiscal year, and consolidated statements of income and changes in financial position of Lessee for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles applies on a basis consistently maintained throughout the period involved. These reports will not be disclosed to anyone other than the Lessor and/or the Owner as provided in Section 21 (b).

24.     Notices.

        All notices, demands and other communications hereunder shall be in writing, and shall be deemed to have been given or made when deposited in the United States mail, first class postage prepaid, addressed as follows or to such other address as any of the authorized representatives of the following entities may from time to time designate in writing to the other listed below:

               Lessor:        TELECOMMUNICATIONS FINANCE GROUP
                              400 Rinehart Road
                              Lake Mary, Florida 32746

               Lessee:        ATHENA INTERNATIONAL LTD. LIABILITY CO.
                              dba ATHENA INTERNATIONAL, LLC
                              708 Poydras St., 675 One Shell Square
                              New Orleans, LA 70138

25.       Conditions Precedent:

        (a) Lessor shall not be obligated to lease the items of equipment described herein to Lessee hereunder unless:

                       (i) Such Uniform Commercial Code financing statements covering equipment and proceeds therefrom and landlord and/or mortgagee waivers or disclaimers and/or severance agreements with respect to the items of equipment covered by this Lease as Lessor shall deem necessary or desirable in order to protect its interests therein shall have been duly executed and filed, at Lessee's expense, in such public offices as Lessor shall direct:

                        (ii) All representations and warranties of Lessee contained herein or in any document or certificate furnished Lessor in connection herewith shall be true and correct on and as of the date of this Lease with the same force and effect as if made on and as of such date; no Event of Default or Default shall be in existence on such date or shall occur as a result of the lease by Lessee of the equipment specified in Schedule 1 of Exhibit A:

                        (iii) In the sole judgment of Lessor, there shall have been no material adverse change in the financial condition or business of
      Lessee:

                        (iv) All proceedings to be taken in connection with the transactions contemplated by this Lease shall be satisfactory to Lessor's counsel and

                        (v) Lessor shall have received from Lessee, in form and substance satisfactory to it, such other documents and information as Lessor shall be satisfactory in form and substance to Lessor and its counsel;

                        (vii) No Change in Tax Law, which in the sole judgment of Lessor would adversely affect Lessor's Economics, shall have occurred or shall appear, in Lessor's good faith judgment, to be imminent.

26.      Software License.

         Reference is made to the form of Software Product License Agreement attached hereto as Exhibit B (the "License Document"). Lessor has arranged for the equipment manufacturer to grant a license to use the software as defined in the License Document in conjunction with the equipment leased hereunder in accordance with the terms of the License Document. The original license fee is contained in the lease rate. To avail itself of the license grant, Lessee must execute the License Document, upon Commencement of the Lease. "Buyer" and "Licensee" as used in the License Document are synonymous with lessee.

TFGLN001                            -9-                                 INITIAL

27.      LIMITATION OF LIABILITY.

              LESSOR SHALL NOT BE LIABLE FOR LOST PROFITS OR REVENUE, SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY NATURE OR FROM ANY CAUSE WHETHER BASED IN-CONTRACT OR TORT, INCLUDING NEGLIGENCE, OR OTHER LEGAL THEORY EVEN IF LESSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, LESSEE HEREBY AGREES THAT LESSOR WILL NOT BE LIABLE FOR ANY LOST PROFITS OR REVENUE OR FOR ANY CLAIM OR DEMAND AGAINST LESSEE BY ANOTHER PARTY.

      28.      Miscellaneous.

              (a) Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

              (b) No terms or provisions of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. No delay or failure on the part of Lessor to exercise any power or right hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof, or the exercise of any other power or right. After the occurrence of any Default or Event of Default, the acceptance by Lessor of any payment of rent or other sum owed by Lessee pursuant hereto shall not constitute a waiver by Lessor of such Default or Event of Default, regardless of Lessor's knowledge or lack of knowledge thereof at the time of acceptance of any such payment, and shall not constitute a reinstatement of this lease, if this Lease shall have been declared in default by Lessor pursuant to Section 18 hereof or otherwise, unless Lessor shall have agreed in writing to reinstate the Lease and to waive the Default or Event of Default.

     In the event Lessee tenders payment to Lessor by check or draft containing a qualified endorsement purporting to limit or modify Lessee's liability or obligations under this Lease, such qualified endorsement shall be of no force and effect even if Lessor processes the check or draft for payment.

              (c) This Lease with exhibits contains the full, final and exclusive statement of the agreement between Lessor and Lessee relating to the lease of the equipment.

              (d) This Lease shall constitute an agreement of an operating lease, and nothing herein shall be construed as conveying to Lessee any right, title or interest in the equipment except as Lessee only.

              (e) This Lease and the covenants and agreements contained herein shall be binding upon, and inure to the benefit of, Lessor and its successors and assigns and Lessee and, to the extent permitted by Section 21 hereof, its successors and assigns.

              (f) The headings of the Sections are for convenience of reference only, are not a part of this Lease and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

              (g) This Lease may be executed by the parties hereto on any number of separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

              (h) This Lease is deemed made and entered into in the State of Florida and shall be governed by and construed under and in accordance with the laws of the State of Florida as if both parties were residents of Florida.

             (i) Lessee hereby irrevocably consents and agrees that any legal action, suit, or proceeding arising out of or in any way in connection with this Lease shall be instituted or brought in the courts of the State of Florida, or the United States Courts for the District of Florida, and by execution and delivery of this Lease, Lessee hereby irrevocably accepts and submits to, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of any such court, and to all proceedings in such courts. Lessee irrevocably consents to service of any summons and/or legal process by registered or certified United States mail, postage prepaid, to Lessee at the address set forth in Section 24 hereof, such method of service to constitute, in every respect, sufficient and effective service of process in any legal action or proceeding. Nothing in this Lease shall affect the right to service of process in any other manner permitted by law or limit the right of Lessor to bring actions, suits or proceedings in the court of any other jurisdiction. Lessee further agrees that final judgment against it in any such legal action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of the liability.

TFGLN001                              -10-

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed as of the day and year first above written and its signature below Lessee expressly acknowledges that this Lease may not be modified unless done so in a writing signed by each of the parties hereto or their successors in interest.

                                   ATHENA INTERNATIONAL LTD. LIABILITY CO.
                                   dba  ATHENA    INTERNATIONAL,  LLC  (Lessee)

                                   By: /s/ Michael Landers
                                      -----------------------------------------
                                       Michael Landers, Exec. Managing Director
                                      -----------------------------------------
                                                (Name & Title)

                                  Date Signed: 11-5-96
                                              ---------------------------------
                                               Telecommunications Finance Group
                                               (Lessor)
                                  By:   CC Callaway
                                     ------------------------------------------
                                  Date Signed: 31 January 1997
                                     ------------------------------------------
                                             Authorized Representative

TFGLN001                              -.11-

      ATHENA INTERNATIONAL LTD. LIABILITY CO. DBA ATHENA INTERNATIONAL, LLC
                               (LOS ANGELES, CA)
                     O. O1  SCHEDULE A (ORIGINAL LEASE VALUE)
                              STIPULATED LOSS VALUE

The stipulated Loss Value of any item of Equipment as of any Rent Payment Date with respect of such item of Equipment shall be determined by multiplying the Lessor's Value of such item of, Equipment by the percentage set forth below for such Rent Payment Date; provided that, any determination of Stipulated Loss value as of a date occurring, after the final Rent Payment Date with respect to such item of equipment, shall be made as of such final Rent Payment Date.

        After Rent
      Payment Number                               Percentage
           0                                       105.0000
           1                                       104.1089
           2                                       103.2055
           3                                       102.2898
           4                                       101.3616
           5                                       100.4208
           6                                        99.4672
           7                                        98.5008
           8                                        97.5214
           9                                        96.5288
          10                                        95.5230
          11                                        94.5038
          12                                        93.4710
          13                                        92.4247
          14                                        91.3644
          15                                        90.2903
          16                                        89.2021
          17                                        88.0997
          18                                        86.9829
          19                                        85.8517
          20                                        84.7057
          21                                        83.5450
          22                                        82.3694
          23                                        81.1786
          24                                        79.9726
          25                                        78.7512
          26                                        77.5143
          27                                        76.2617
          28                                        74.9932
          29                                        73.7087
          30                                        72.4080
          31                                        71.0910
          32                                        69.7574
          33                                        68.4073
          34                                        67.0402
          35                                        65.6562
          36                                        64.2550
          37                                        62.8364
          38                                        61.4003
          39                                        59.9466
          40                                        58.4749
          41                                        56.9852
          42                                        55.4773
          43                                        53.9510
          44                                        52.4061
          45                                        50.8424
 .         46                                        49.2597
          47                                        47.6578
          48                                        46.0366
          49                                        43.9792
          50                                        41.9021
          51                                        39.8050
          52                                        37.6878
          53                                        35.5502
          54                                        33.3921
          55                                        31.2133
          56                                        29.0134
          57                                        26.7925
          58                                        24.5501
          59                                        22.2862
          60                                        20.0000
10/31/96                                                                INITIAL

                     ATHENA INTERNATIONAL LTD. LIABILITY CO.
                          DBA ATHENA INTERNATIONAL, LLC
                              SITE: LOS ANGELES, CA
                              ADDITION I - 06/02/97

                                   SCHEDULE A
                              STIPULATED LOSS VALUE

0.009166

The Stipulated Loss Value of any item of Equipment as of any Rent with respect of such item of Equipment shall be multiplying the Lessor's Value of such item of the percentage set forth below for such Rent Payment that, any determination of stipulated LOSS Value as occurring after the final Rent Payment Date with respect equipment, shall be made as of such final Rent Rent

       Number                                     Percentage
            0                                       105.0000
            1                                       104.0467
            2                                       103.0815
            3                                       102.1045
            4                                       101.1155
            5                                       100.1144
            6                                        99.1011
            7                                        98.0754
            8                                        97.0373
            9                                        95.9866
           10                                        94.9233
           11                                        93.8471
           12                                        92.7581
           13                                        91.6560
           14                                        90.5408
           15                                        89.4123
           16                                        88.2704
           17                                        87.1150
           18                                        85.9460
           19                                        84.7633
           20                                        83.5666
           21                                        82.3559
           22                                        81.1311
           23                                        79.8921
           24                                        78.6386
           25                                        77.3706
           26                                        76.0879
           27                                        74.7904
           28                                        73.4780
           29                                        72.1505
           30                                        70.8078
           31                                        69.4498
           32                                        68.0762
           33                                        66.6870
           34                                        65.2821
           35                                        63.8612
           36                                        62.4243
           37                                        60.9711
           38                                        59.5016
           39                                        58.0156
           40                                        56.5129
           41                                        54.9934
           42                                        53.4569
           43                                        51.9033
           44                                        50.3324
           45                                        48.7441
           46                                        47.1381
           47                                        45.5144
           48                                        43.8728
           49                                        41.7964            INITIAL
           50                                        39.7018
           51                                        37.5887
           52                                        35.4570
           53                                        33.3066
           54                                        31.1372
           55                                        28.9488
           56                                        26.7410
           57                                        24.5138
           58                                        22.2670
           59                                        20.O0O0

  This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.     3 Maturity date (if any):
                                                                                                                DESK COPY
------------------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and address(es)  2. Secured Party(ies) and address (es)  For Filing Officer (Date, Time,
                                                                                          Number, and Filing Office)
ATHENA INTERNATIONAL LTD.                       TELECOMMUNICATIONS FINANCE
LIABILITY CO. DBA ATHENA                        GROUP
INTERNATIONAL, LLC                              400 RINEHART ROAD
701 POYDRAS ST., 675 ONE SHELL SQ.              LAKE MARY, FL 32746
NEW ORLEANS, LA 70139                           FEIN: 52-2122392
FEIN: 72-1280590
---------------------------------------------------------------------------------------
4. This statement refers to original Financing Statement bearing File No.  141556
   Filed with Secretary of State, NY Date Filed     7/16/96
------------------------------------------------------------------------------------------------------------------------------------
5. / / Continuation.     The original financing statement between the foregoing Debtor and Secured Party,  bearing file number shown above, is still effective.
6. / / Termination.      Secured party no longer claims a security interest under the financing  statement bearing file number shown above.
7. / / Assignment.       The secured  party's  right under the financing  statement  bearing file number shown above to the property described in Item 10 have been assigned to the assignee whose name and address appears in Item 10.
8. /X/ Amendment         Financing Statement bearing file number shown above is amended as set forth in Item 10.
9. / / Partial Release   Secured Party releases the collateral described in Item 10 from the financing statement bearing file number shown above.
------------------------------------------------------------------------------------------------------------------------------------
10. NEW DEBTOR IS AS FOLLOWS:
        HIGHPOINT INTERNATIONAL TELECOM, INC. - FEIN: 91-1917016
        1890 SHORELINE BLVD.
        MOUNTAIN VIEW, CA 94043-1320

     THIS DEBTOR ASSUMES ALL RESPONSIBILITY UNDER THIS LEASE AGREEMENT.
     (SITE: NEW YORK, NY)
                                                                                 No. of additional Sheets presented: 0
------------------------------------------------------------------------------------------------------------------------------------
HIGHPOINT INTERNATIONAL TELECOM, INC.                                            TELECOMMUNICATIONS FINANCE GROUP

----------------------------------------------------------------------           ---------------------------------------------------
By: Signature(s) Of Debtor(s) (necessary only if item 8 is applicable).             By:      Signature(s) of Secured Party(ies)


                                                  STANDARD FORM-FORM UCC-3
